Registration No. 333-142461
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ]

Pre-Effective Amendment No.                                [ ]

Post-Effective Amendment No. 4                             [X]

                        (Check appropriate box or boxes)

                               -------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                               -------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                               -------------------

                                   DODIE KENT
                  Vice President and Associate General Counsel
                      AXA Equitable Life Insurance Company
             1290 Avenue of the Americas, New York, New York 10104
           (Names and Addresses of Agents for Service (212)554-1234)

                               -------------------

                  Please send copies of all communications to:

                          CHRISTOPHER E. PALMER, ESQ.
                              Goodwin Procter LLP
                         901 New York Avenue, Northwest
                             Washington, D.C. 20001

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

[ ]   Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]   On May 2, 2011 pursuant to paragraph (b) of Rule 485.

[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]   On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

Title of Securities Being Registered:

      Units of interest in Separate Accounts under variable annuity contracts.

Members Retirement Program


PROSPECTUS DATED MAY 1, 2011


Please read and keep this prospectus for future reference. It contains important information that you should know before participating in the Program or allocating amounts under the contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

--------------------------------------------------------------------------------

ABOUT THE MEMBERS RETIREMENT PROGRAM


The Program provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts ("Plan Trusts") maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: (1) the 3-year Guaranteed Rate Account, the 5-year Guaranteed Rate Account and the Money Market Guarantee Account(1) (the "guaranteed options"), and (2) the investment funds (the "Funds") listed in the table below.



WHAT IS THE MEMBERS RETIREMENT PROGRAM CONTRACT?


The Members Retirement Program contract is a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY (the "AXA Equitable"). Contributions to the Plan Trusts maintained under the plans will be allocated among our investment funds and guaranteed options in accordance with participant instructions.



--------------------------------------------------------------------------------
 INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 ASSET ALLOCATION
--------------------------------------------------------------------------------
o AllianceBernstein Balanced            o AXA Moderate-Plus Allocation(1)
o AXA Aggressive Allocation(1)          o Target 2015 Allocation
o AXA Conservative Allocation(1)        o Target 2025 Allocation
o AXA Conservative-Plus Allocation(1)   o Target 2035 Allocation
o AXA Moderate Allocation(1)            o Target 2045 Allocation
--------------------------------------------------------------------------------
 CASH EQUIVALENTS
--------------------------------------------------------------------------------
o Guaranteed Rate Accounts              o EQ/Money Market
o Money Market Guarantee Account(2)
--------------------------------------------------------------------------------
 INTERNATIONAL/GLOBAL STOCKS
--------------------------------------------------------------------------------
o EQ/Global Multi-Sector Equity         o EQ/International Equity Index(3)
o EQ/International Core PLUS
--------------------------------------------------------------------------------
 BONDS
--------------------------------------------------------------------------------
o EQ/Intermediate Government Bond       o EQ/PIMCO Ultra Short Bond
  Index                                 o Multimanager Multi-Sector Bond
--------------------------------------------------------------------------------
 LARGE CAP BLEND
--------------------------------------------------------------------------------
o EQ/Capital Guardian Research          o EQ/Equity 500 Index
--------------------------------------------------------------------------------
 LARGE CAP GROWTH
--------------------------------------------------------------------------------
o AllianceBernstein Growth Equity(4)    o EQ/Large Cap Growth PLUS
o EQ/Calvert Socially Responsible
--------------------------------------------------------------------------------
 LARGE CAP VALUE
--------------------------------------------------------------------------------
o EQ/Large Cap Value PLUS
--------------------------------------------------------------------------------
 MID CAP
--------------------------------------------------------------------------------
o AllianceBernstein Mid Cap Growth      o EQ/Mid Cap Value PLUS
--------------------------------------------------------------------------------
 SMALL CAP
--------------------------------------------------------------------------------
o EQ/Small Company Index
--------------------------------------------------------------------------------
 SMALL CAP VALUE
--------------------------------------------------------------------------------
o EQ/GAMCO Small Company Value
--------------------------------------------------------------------------------
 SPECIALTY
--------------------------------------------------------------------------------
o Multimanager Technology
--------------------------------------------------------------------------------



(1)   The "AXA Allocation" Portfolios.

(2) The Money Market Guarantee Account is closed to new or additional contributions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment Options" later in this prospectus.

(3) This is the variable investment option's new name, effective on or about May 20, 2011, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Investment Options" later in this prospectus for the variable investment option's former name.

(4) There is no capitalization constraint on this Fund. The capitalization size of the Fund is driven by stock selection. Currently, the Fund may be considered to be large capitalization.

The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are managed by AXA Equitable. Each of the other Funds invests in shares of a corresponding portfolio ("Portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"). You should also read the prospectuses for the Trusts and keep them for future reference.

GUARANTEED OPTIONS. The guaranteed options we offer include a 3-year Guaranteed Rate Account and 5-year Guaranteed Rate Account. If you are an existing contract owner, you may have allocated values to the Money Market Guarantee Account. This investment option is closed to new contributions on January 1, 2009. See "Investment Options" later in this prospectus.

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

We have filed registration statements relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information ("SAI"), dated May 1, 2011, which is part of one of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at The Members Retirement Program, c/o AXA Equitable, Box 4875 Syracuse, NY 13221, or calling 1-800-526-2701.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                      e13531/MRP

                                         Contents of this Prospectus



--------------------------------------------------------------------------------



Index of key words and phrases                                                4

Who is AXA Equitable?                                                         5
How to reach us                                                               6
The Program at a glance -- key features                                       8
Employer choice of retirement plans                                           8
Plan features                                                                 8
The Contract at a glance -- key features                                      9


--------------------------------------------------------------------------------
FEE TABLE                                                                    10
--------------------------------------------------------------------------------

Examples                                                                     11
Condensed financial information                                              11
Financial statements of investment funds                                     11


--------------------------------------------------------------------------------
1. INVESTMENT OPTIONS                                                        12
--------------------------------------------------------------------------------
The Funds                                                                    12

The Investment Trusts                                                        14

Risks of investing in the Funds                                              18
Additional information about the Funds                                       19
The guaranteed options                                                       19


--------------------------------------------------------------------------------
2. HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS                            21
--------------------------------------------------------------------------------
For amounts in the Funds                                                     21
How we determine the unit value                                              21
How we value the assets of the Funds                                         21










--------------------------
When we use the words "we," "us" and "our," we mean AXA Equitable. Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.
When we address the reader of this prospectus with words such as "you" and "your," we generally mean the individual plan participant in one or more of the plans available in the Program. For example, "you" and "your" may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract's owner's instructions under the contract. For example, in "Transfers and access to your account."
As explained in certain sections, "you" and "your" may sometimes refer to the employer. For exapmle, "The Program" section of this prospectus is primarily directed at the employer.
No person is authorized by AXA Equitable Life Insurance Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by AXA Equitable. You shoulld not rely on any other information or representation.


2  CONTENTS OF THIS PROSPECTUS

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3. TRANSFERS AND ACCESS TO YOUR ACCOUNT                                      23
--------------------------------------------------------------------------------
Transfers among investment options                                           23
Disruptive transfer activity                                                 23
Our Account Investment Management System ("AIMS") and our Internet website   24
Participant loans                                                            24
Choosing benefit payment options                                             24
Spousal consent                                                              26
Proof of correct information                                                 26
Benefits payable after the death of a participant                            26


--------------------------------------------------------------------------------
4. THE PROGRAM                                                               27
--------------------------------------------------------------------------------
Summary of plan choices                                                      27
Getting started                                                              27
How to make Program contributions                                            27
Allocating Program contributions                                             27
Distributions from the investment options                                    28
Rules applicable to participant distributions                                28


--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                      30
--------------------------------------------------------------------------------
Charges based on amounts invested in the Program                             30

Charges that the Trusts deduct                                               31
Plan and transaction expenses                                                31

Charges for state premium and other applicable taxes                         31
Fees paid to associations                                                    31
General information on fees and charges                                      31


--------------------------------------------------------------------------------
6. TAX INFORMATION                                                           32
--------------------------------------------------------------------------------
Buying a contract to fund a retirement arrangement                           32
Income taxation of distributions to qualified plan participants              32

In-Plan Roth rollover                                                        32



--------------------------------------------------------------------------------
7. MORE INFORMATION                                                          34
--------------------------------------------------------------------------------
About Program changes or terminations                                        34
IRS disqualification                                                         34
About the separate accounts                                                  34
About the general account                                                    34
About legal proceedings                                                      34
Financial statements                                                         34
About the trustee                                                            35
Distribution of the contracts                                                35
Reports we provide and available information                                 35
Acceptance                                                                   35


--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------

   I --   Condensed financial information                                   I-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------




                                                  CONTENTS OF THIS PROSPECTUS  3

Index of key words and phrases



--------------------------------------------------------------------------------

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.


                                                                          PAGE

AIMS                                                                        24
AXA Equitable                                                                5
beneficiary                                                                 26
benefit payment options                                                     24
business day                                                                21
contract                                                                    27
corresponding portfolio                                            front cover
disruptive transfer activity                                                23
eligible rollover distributions                                             32
fair valuation                                                              22
GRAs                                                                        19
guaranteed options                                                          19
individually designed plan                                                  27
IRA                                                                         32
investment funds                                                   front cover
investment options                                                          12

Investment Trusts                                                  front cover

market timing                                                               23
Master Trust                                                                27
Money Market Guarantee Account                                              20

Plan Trusts                                                        front cover

Pooled Trust                                                                27
Program                                                                     27
Roth 401(k)                                                                  8

separate accounts                                                           34

unit value                                                                  21
unit                                                                        21
Volume Submitter Plan                                                       27
Volume Submitter Retirement Trust                                           27
3-year GRA                                                                  19
5-year GRA                                                                  19





4 INDEX OF KEY WORDS AND PHRASES

                                         Who is AXA Equitable?



--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $575.3 billion in assets as of December 31, 2010. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.







                                                        WHO IS AXA EQUITABLE?  5

HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

o Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

o   Unit values and other account information under your plan,

o Any other information or materials that we provide in connection with the Program.


INFORMATION ON JOINING THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:
--------------------------------------------------------------------------------
1-800-523-1125 (Retirement Program Specialists available weekdays 9 a.m. to 5 p.m., Eastern Time)
--------------------------------------------------------------------------------
 BY REGULAR MAIL:
--------------------------------------------------------------------------------
The Members Retirement Program
c/o AXA Equitable
Box 2011
Secaucus, NJ 07096
--------------------------------------------------------------------------------
 BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:
--------------------------------------------------------------------------------
The Members Retirement Program
c/o AXA Equitable
500 Plaza Drive, 7th Floor
Secaucus, NJ 07094
--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------
The Members Retirement Program website www.axa-equitable.com/ mrp, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on either "Contact us" or "Send E-Mail to AXA Equitable."

NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


INFORMATION ONCE YOU JOIN THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:
--------------------------------------------------------------------------------
1-800-526-2701 (U.S.) or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom (Account Executives available weekdays 9 a.m. to 5 p.m., Eastern Time).

--------------------------------------------------------------------------------
 TOLL-FREE AIMS:
--------------------------------------------------------------------------------
By calling 1-800-526-2701 or 1-800-526-2701-0, you may, with your assigned personal security code, use AIMS to:

o   Transfer between investment options and obtain account balance information.


o Change the allocation of future contributions and maturing guaranteed options.

o Hear investment performance information, including investment fund unit values and current guaranteed option interest rates.

AIMS operates 24 hours a day. You may speak with our Account Executives during regular business hours about any matters covered by AIMS.

--------------------------------------------------------------------------------
 BY INTERNET FOR AMOUNTS IN THE PLAN TRUST
--------------------------------------------------------------------------------

By logging on to www.axa-equitable.com/mrp, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their social security number and personal security code. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:

o Investment performance, current investment fund unit values, and current guaranteed option interest rates.

o Transfer assets between investment options and obtain account balance information.

o Change the allocation of future contributions and maturing Guaranteed Rate Accounts.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

o   Contribution Reports (customizable by date)

o   Online Statements

o   Transaction History (customizable by date)

o   Online remittal of Contributions

o   Online remittal of annual Plan and Participant Census Information

o   Online 5500 preparation and filing (Master and Volume Submitter Plans only)
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CONTRIBUTION CHECKS SENT
 BY REGULAR MAIL:
--------------------------------------------------------------------------------
The Members Retirement Program
P.O. Box 4875
Syracuse, NY 13221
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CONTRIBUTION CHECKS SENT BY
 REGULAR MAIL:
--------------------------------------------------------------------------------
The Association Members Retirement Program
P.O. Box 1599
Newark, NJ 07101-9764


6  WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 FOR ALL CORRESPONDENCE (WITH OR WITHOUT CONTRIBUTION
 CHECKS) SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT
 DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
Association Service MD 32-12
100 Madison Street
Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.
--------------------------------------------------------------------------------
 BY E-MAIL
--------------------------------------------------------------------------------
We welcome your comments and questions regarding the Members Retirement
Program. If you have a comment or suggestion about the Members Website we would appreciate hearing from you. Go to www.axa-equitable.com/mrp, Participant Services and click on "Contact Us" or click on "email the Members Retirement Program."


                                                        WHO IS AXA EQUITABLE?  7

The Program at a glance -- key features



--------------------------------------------------------------------------------

EMPLOYER CHOICE OF RETIREMENT PLANS


Our Members Retirement Plan is a defined contribution master plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A "designated Roth contribution" ("Roth 401(k)") may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See "Tax information" below. The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Program's investment options are the only investment choices under the Members Retirement Plan.


Our Volume Submitter Plan is a defined contribution plan that can be adopted as a profit-sharing plan (new comparability or age weighted) with or without 401(k) features. The Program's investment options are the only investment choices under the Volume Submitter Plan.


Our Pooled Trust for Individually Designed Plans, which invests through our Investment Only arrangement, allows you to use the investment options in the Program through our Pooled Trust.


PLAN FEATURES


MEMBERS RETIREMENT PLAN:

o   The Program investment options are the only investment choices.

o Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

o   Use of our Master Trust.

o   No minimum amount must be invested.

o   5500 reporting.

o   Automatic updates for law changes.


VOLUME SUBMITTER PLAN:

o   Program investment options used as the only investment choices.

o Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

o   Use of our Volume Submitter Retirement Trust.

o   No minimum amount must be invested.

o   5500 reporting.

o   Automatic updates for law changes (may require employer adoption).


INVESTMENT ONLY:

o   Our Pooled Trust is used for investment only.

o   Recordkeeping services provided for plan assets in Pooled Trust.

PLAN CHARGES AND EXPENSES:

o Plan and transaction charges vary by type of plan adopted, or by specific transaction.


ADDITIONAL FEATURES FOR AMOUNTS HELD IN THE TRUST:


o   Toll-free number available for transfers and account information.

o   Internet website access to account information and transactions.

o   Participant loans (if elected by your employer; some restrictions apply).

o   Regular statements of account.

o   Retirement Program Specialist and Account Executive support.

o   Daily valuation of accounts.
--------------------------------------------------------------------------------
                             MEMBERS
                             RETIREMENT PLAN         POOLED TRUST FOR
                             AND VOLUME              INDIVIDUALLY
                             SUBMITTER PLAN          DESIGNED PLANS
--------------------------------------------------------------------------------
WHO SELECTS                  Participant             Participant or
INVESTMENTS?                                         Trustee, as
                                                     specified under
                                                     your Plan
--------------------------------------------------------------------------------
ARE LOANS AVAILABLE?         Yes, if permitted       Yes, if permitted
                             under your Plan         under your Plan
--------------------------------------------------------------------------------
WHEN ARE YOU ELIGIBLE        Upon retirement,        Benefits depend
FOR DISTRIBUTIONS?           death, disability       upon the terms of
                             or termination of       your Plan
                             employment
--------------------------------------------------------------------------------




8  THE PROGRAM AT A GLANCE -- KEY FEATURES

The Contract at a glance -- key features



--------------------------------------------------------------------------------

CONTRIBUTIONS:

o   Can be allocated to any one option or divided among them.

o Must be made by check or money order payable to AXA Equitable or remitted on line.

o   Must be sent along with a Contribution Remittance Form.

o Are credited on the day of receipt if accompanied by properly completed forms.


TRANSFERS AMONG INVESTMENT OPTIONS:

o Generally, amounts may be transferred among the investment options at any time.

o   Transfers may be made by telephone on AIMS or on our Internet Website.

o   There is no charge for transfers and no tax liability.

o Transfers from the Guaranteed Rate Accounts may not be made prior to maturity.


CHARGES AND EXPENSES:

o Program expense charge assessed against combined value of Program assets in the Trust.

o Investment management and accounting fees and other expenses charged on an investment fund-by-fund basis, as applicable.

o   Record maintenance and report fee.

o   Enrollment fee.

o Indirectly, charges of underlying Portfolios for investment management, 12b-1 fees and other expenses.


PROFESSIONAL INVESTMENT MANAGEMENT:

Through the investment funds under our contract we make available these professional investment managers who advise or sponsor the different Funds:

o   AXA Equitable

o   AllianceBernstein L.P.

o   BlackRock Investment Management, LLC

o   Bridgeway Capital Management, Inc.

o   Calvert Asset Management Company, Inc.

o   Capital Guardian Trust Company

o   Firsthand Capital Management, Inc.

o   GAMCO Asset Management, Inc.

o   Hirayama Investments, LLC

o   Marsico Capital Management LLC

o   Morgan Stanley Investment Management, Inc.

o   Pacific Investment Management Company, LLC

o   Post Advisory Group, LLC

o   RCM Capital Management LLC

o   SSgA Funds Management, Inc.

o   The Dreyfus Corporation

o   Wellington Management Company, LLP

o   Wentworth Hauser and Violich, Inc.


BENEFIT PAYMENT OPTIONS:

o   Lump sum.

o   Installments on a time certain or dollar certain basis.

o Fixed annuity benefit payout options as available under your employer's plan.

o Variable annuity benefit payout options as available under your employer's plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.


GUARANTEED OPTIONS:

The three guaranteed options include two Guaranteed Rate Accounts and a Money Market Guarantee Account. The Money Market Guarantee Account is closed to new or additional contributions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment Options" later in this prospectus.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days.


TAX ADVANTAGES:

o   On earnings
    No tax on investment earnings until withdrawn.

o   On transfers
    No tax on internal transfers.


TAX NOTE:

o Because you are purchasing or contributing to an annuity contract to fund a retirement plan qualified under section 401 of the Internal Revenue Code (the "Code") you should be aware that the contract meets Code qualification requirements but does not provide tax deferral benefits beyond those already provided by the Code. You should consider whether the contract's features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the features, benefits and costs of the contract relative to other types of arrangements. (For more information, see "Tax information" later in the prospectus.)



                                     THE CONTRACT AT A GLANCE -- KEY FEATURES  9

Fee table



--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.


--------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM THE VALUE IN YOUR INVESTMENT OPTIONS AT THE END OF EACH MONTH EXPRESSED AS AN ANNUAL PERCENTAGE
--------------------------------------------------------------------------------
Program expense charge(1)                              1.00% (Maximum)


--------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE END OF EACH CALENDAR QUARTER
--------------------------------------------------------------------------------
Record maintenance and report fee                      $3.75

--------------------------------------------------------------------------------
 CHARGES WE MAY DEDUCT FROM YOUR ACCOUNT VALUE
--------------------------------------------------------------------------------

Enrollment fee(2)                                      $25 per participant

A proportionate share of all fees and expenses paid by a Portfolio that corresponds to any investment fund of the Investment Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2010 charged by any of the Portfolios that apply periodically during the time that you own the contract. These fees and expenses are reflected in the investment funds' net asset value each day. Therefore, they reduce the investment return of the fund and the related investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for the Trusts.

--------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses for 2010      Lowest     Highest
(expenses that are deducted from Portfolio assets       ------     -------
including management fees, 12b-1 fees, service fees,
and/or other expenses)(3)                                0.46%       1.65%



----------------------------------------------------------------------------------------------
 POOLED TRUST EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE
----------------------------------------------------------------------------------------------
                                         Investment         Direct Operating and      Total
                                       Management and        Other Expenses (5)
                                     Accounting Fee (4)
----------------------------------------------------------------------------------------------
AllianceBernstein Growth Equity            0.30%                    0.07%             0.37%
AllianceBernstein Mid Cap Growth           0.65%                    0.02%             0.67%
AllianceBernstein Balanced                 0.50%                    0.11%             0.61%
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM THE FUNDS EXPRESSED AS AN ANNUAL PERCENTAGE
--------------------------------------------------------------------------------
Other expenses(5)                                 0.00%
--------------------------------------------------------------------------------



(1) This is the maximum fee; the program expense charge you actually pay may be lower, as discussed later in this prospectus, under "Charges and expenses".


(2) This fee is charged to your employer. If your employer fails to pay this charge, we may deduct the amount from subsequent contributions or from your account value.


(3) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2010 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Money Market Portfolio. The "Highest" represents the total annual operating expenses of the Target 2045 Allocation Portfolio.

(4) These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended December 31, 2010. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2011.

(5) These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2010. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2011.



10  FEE TABLE

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated and assume the maximum charges applicable under the contract, including the record maintenance and report fee and the enrollment fee. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The charges used in the examples are the maximum expenses. The guaranteed rate accounts and the money market guarantee account are not covered by the fee table and examples. However, ongoing expenses do apply to the guaranteed rate accounts and the money market guarantee account. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


SEPARATE ACCOUNT 66 EXAMPLES: These examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:



--------------------------------------------------------------------------------------------------------------------------
                                              IF YOU SURRENDER OR DO NOT SURRENDER              IF YOU ANNUITIZE
                                                    YOUR CONTRACT AT THE END                   AT THE END OF THE
                                                  OF THE APPLICABLE TIME PERIOD              APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                             1 Year   3 Years   5 Years   10 Years   1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------------------------------------------------
 INVESTMENT TRUSTS:
--------------------------------------------------------------------------------------------------------------------------
(a)   assuming maximum fees and expenses of
      any of the Portfolios                  $284     $819      $1,379    $2,890     $284     $819      $1,379    $2,890
(b)   assuming minimum fees and expenses of
      any of the Portfolios                  $173     $484      $  815    $1,738     $173     $484      $  815    $1,738
--------------------------------------------------------------------------------------------------------------------------



POOLED SEPARATE ACCOUNT EXAMPLES: These examples assume that you invest $10,000 in the indicated options under the contract for the time periods indicated. All other information and assumptions stated above apply. Although your actual costs may be higher or lower based on these assumptions, your costs would be:



----------------------------------------------------------------------------------------------------------------
                                    IF YOU SURRENDER OR DO NOT SURRENDER              IF YOU ANNUITIZE
                                          YOUR CONTRACT AT THE END                   AT THE END OF THE
                                        OF THE APPLICABLE TIME PERIOD              APPLICABLE TIME PERIOD
----------------------------------------------------------------------------------------------------------------
                                  1 Year   3 Years   5 Years   10 Years   1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Equity    $179     $503      $  846    $1,805     $179     $503      $  846    $1,805
AllianceBernstein Mid Cap Growth   $210     $595      $1,003    $2,130     $210     $595      $1,003    $2,130
AllianceBernstein Balanced         $204     $577      $  972    $2,066     $204     $577      $  972    $2,066
----------------------------------------------------------------------------------------------------------------



CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this prospectus for condensed financial information concerning the Funds available as of December 31, 2010.



FINANCIAL STATEMENTS OF INVESTMENT FUNDS

Each of the investment funds is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Pooled Separate Accounts, (AllianceBernstein Growth Equity (Separate Account No. 4), AllianceBernstein Mid Cap Growth (Separate Account No. 3) and AllianceBernstein Balanced (Separate Account No. 10)) and Separate Account No. 66 as well as the financial statements of AXA Equitable are included in the SAI. The financial statements for each Trust are in the SAI for that Trust.


                                                                   FEE TABLE  11

1. Investment options



--------------------------------------------------------------------------------


We offer VARIOUS INVESTMENT OPTIONS under the contract which include: investment funds that we call the "Funds," and two guaranteed rate accounts. The Money Market Guarantee Account is no longer being sold. See "Money Market Guarantee Account is closed to new money" under "Investment options" later in this prospectus for further information. We reserve the right to discontinue the offering of any Funds and either or both of the currently available guaranteed rate accounts at any time with notice to you. Not all Funds and guaranteed rate accounts may be available with all Plans.


THE FUNDS

Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. We cannot assure you that any of the Funds will meet their investment objectives.


THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND

OBJECTIVE

The investment objective of the AllianceBernstein Growth Equity Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the risk profile performance of the Index on an annualized basis.


INVESTMENT STRATEGIES

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund will take place in June, after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds," later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Growth Equity Fund specifically.


THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND

OBJECTIVES

The AllianceBernstein Mid Cap Growth Fund seeks to achieve long-term capital growth, through a diversified portfolio of equity securities. The account attempts to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.


INVESTMENT STRATEGIES

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invests at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries, as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer's first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential.


RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.



12  INVESTMENT OPTIONS

THE ALLIANCEBERNSTEIN BALANCED FUND


OBJECTIVES

The Balanced Account (the "Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Portfolio will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.


INVESTMENT STRATEGIES


The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Adviser's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The US Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on our firm's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/ least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, our most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations -- the output of the research review sessions -- into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.


The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio's non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities(such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations ("CMOs" ), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with AXA Equitable guidelines.


Swap transactions are prohibited.

                                                          INVESTMENT OPTIONS  13

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.


The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Adviser.


ASSET ALLOCATION POLICIES

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. However, under extraordinary circumstances, when the Advisor believes that conditions favoring one investment style are compelling, the ranges may expand to 10% of the Portfolio, with AXA Equitable's prior consent. Furthermore, the Advisor reserves the right to modify the rebalancing targets which are based on the Advisor's current quantitative research, should prevailing market conditions and other factors necessitate.



--------------------------------------------------------------------------------
 ALLOCATION                                                AXA EQUITABLE'S
 PORTFOLIO TYPE            SUB-PORTFOLIO PORTFOLIO         SPECIFIED TARGET
--------------------------------------------------------------------------------
Global Equity              Global Structured Equity               60%
--------------------------------------------------------------------------------
Total fixed and money
market instruments:                                               40%
o    Fixed                 o    35%-US Core
                                Fixed Income

o    Money market          o    5%-Cash
     instruments
--------------------------------------------------------------------------------



RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds", below, for information on the risks associated with an investment in the funds generally, and in the AllianceBernstein Balanced Fund specifically.

INVESTMENT MANAGER

We manage the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds. We currently use the personnel and facilities of AllianceBernstein L.P. ("AllianceBernstein") for portfolio management, securities selection and transaction services. We are the majority-owners of AllianceBernstein, a limited partnership. We and AllianceBernstein are each registered investment advisers under the Investment Advisers Act of 1940.

AllianceBernstein acts as investment adviser to various separate accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:



--------------------------------------------------------------------------------
                              PORTFOLIO              BUSINESS EXPERIENCE
 FUND                         MANAGER                FOR PAST 5 YEARS
--------------------------------------------------------------------------------
AllianceBernstein Growth      Judith A.              Portfolio Manager at
Equity Fund                   De Vivo                AllianceBernstein since
                                                     1984.
--------------------------------------------------------------------------------
AllianceBernstein Mid         John H.                Portfolio Manager at
Cap Growth Fund               Fogarty                AllianceBernstein since
                                                     1997.
--------------------------------------------------------------------------------
AllianceBernstein             Alison Martier         Portfolio Manager at
Balanced Fund                                        AllianceBernstein since
                                                     1993
                              Shawn Keegan           Portfolio Manager at
                                                     AllianceBernstein since
                                                     2001
                              Greg Wilensky          Portfolio Manager at
                                                     AllianceBernstein since
                                                     1996
                              Joshua Lisser          Portfolio Manager at
                                                     AllianceBernstein since
                                                     1992
                              Seth Masters           Portfolio Manager at
                                                     AllianceBernstein since
                                                     1995
--------------------------------------------------------------------------------



The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities in the fund.

As of December 31, 2010, AllianceBernstein had total assets under management of $478 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

The Investment Committee of our Board of Directors must authorize or approve the securities held in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds. Subject to the Investment Committee's broad supervisory authority, our investment officers and managers have complete discretion over the assets of these Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, we allocate investment opportunities among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.


PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

A description of the policies and procedures with respect to disclosure of the portfolio securities of the AllianceBernstein Balanced Fund, the AllianceBernstein Growth Equity Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 15 days after the month end free of charge by calling 1 (866) 642-3127.


THE INVESTMENT TRUSTS

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Investment Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Investment Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to its Class IB/B shares and



14  INVESTMENT OPTIONS
other aspects of its operations, appears in the prospectuses for each Trust, which are attached at the end of this prospectus or in their respective SAIs, which are available upon request.

All funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those investment funds will depend on the investment performance of the corresponding portfolios.

                               ----------------

PORTFOLIOS OF THE INVESTMENT TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Investment Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC receives 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

The AXA Allocation Portfolios offer participants a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Equitable may promote the benefits of such portfolios to participants and/or suggest, incidental to the sale of this contract, that participants consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.



------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST                                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME               SHARE CLASS   OBJECTIVE                                     AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     B             Seeks long-term capital appreciation.         o   AXA Equitable Funds Management
                                                                                              Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   B             Seeks a high level of current income.         o   AXA Equitable Funds Management
                                                                                              Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         B             Seeks current income and growth of capital,   o   AXA Equitable Funds Management
  ALLOCATION                                with a greater emphasis on current income.        Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       B             Seeks long-term capital appreciation and      o   AXA Equitable Funds Management
                                            current income.                                   Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             B             Seeks long-term capital appreciation and      o   AXA Equitable Funds Management
  ALLOCATION                                current income, with a greater emphasis on        Group, LLC
                                            capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR     B             Seeks high total return through a combina-    o   Pacific Investment Management
  BOND                                      tion of current income and capital                Company LLC
                                            appreciation.
                                                                                          o   Post Advisory Group, LLC

                                                                                          o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY       B             Seeks long-term growth of capital.            o   AXA Equitable Funds Management
                                                                                              Group, LLC

                                                                                          o   RCM Capital Management LLC

                                                                                          o   SSgA Funds Management, Inc.

                                                                                          o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------


                                                          INVESTMENT OPTIONS  15

------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME          SHARE CLASS   OBJECTIVE                                       AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION   B             Seeks the highest total return over time con-   o   AXA Equitable Funds Management
                                       sistent with its asset mix. Total return            Group, LLC
                                       includes capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION   B             Seeks the highest total return over time con-   o   AXA Equitable Funds Management
                                       sistent with its asset mix. Total return            Group, LLC
                                       includes capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION   B             Seeks the highest total return over time con-   o   AXA Equitable Funds Management
                                       sistent with its asset mix. Total return            Group, LLC
                                       includes capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION   B             Seeks the highest total return over time con-   o   AXA Equitable Funds Management
                                       sistent with its asset mix. Total return            Group, LLC
                                       includes capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME          SHARE CLASS   OBJECTIVE                                       AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY      IB            Seeks to achieve long-term capital apprecia-    o   Bridgeway Capital Management, Inc.
  RESPONSIBLE                          tion.
                                                                                       o   Calvert Asset Management Company,
                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN      IB            Seeks to achieve long-term growth of capital.   o   Capital Guardian Trust Company
  RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX      IB            Seeks a total return before expenses that       o   AllianceBernstein L.P.
                                       approximates the total return performance of
                                       the S&P 500 Index, including reinvestment of
                                       dividends, at a risk level consistent with
                                       that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY   IB            Seeks to maximize capital appreciation.         o   GAMCO Asset Management Inc.
  VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR   IB            Seeks to achieve long-term capital apprecia-    o   AXA Equitable Funds Management
  EQUITY                               tion.                                               Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Morgan Stanley Investment
                                                                                           Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE          IB            Seeks to achieve a total return before          o   SSgA Funds Management, Inc.
  GOVERNMENT BOND                      expenses that approximates the total return
  INDEX                                performance of the Barclays Capital Interme-
                                       diate Government Bond Index, ("Index"),
                                       including reinvestment of dividends, at a risk
                                       level consistent with that of the Barclays
                                       Capital Intermediate U.S. Government Bond
                                       Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE    IB            Seeks to achieve long-term growth of capital.   o   AXA Equitable Funds Management
  PLUS                                                                                     Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Hirayama Investments, LLC

                                                                                       o   Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL         IA            Seeks to achieve a total return (before         o   AllianceBernstein L.P.
  EQUITY INDEX(1)                      expenses) that approximates the total return
                                       performance of 40% DJ EuroSTOXX 50
                                       Index, 25% FTSE 1000 Index, 25% TOPIX
                                       Index, and 10% S&P/ASX 200 Index, includ-
                                       ing reinvestment of dividends, at a risk level
                                       consistent with that of the composite index.
------------------------------------------------------------------------------------------------------------------------------------


16  INVESTMENT OPTIONS

------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             SHARE CLASS      OBJECTIVE                                 AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS    IB               Seeks to provide long-term capital        o   AXA Equitable Funds Management
                                             growth.                                       Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Marsico Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS     IB               Seeks to achieve long-term growth         o   AllianceBernstein L.P.
                                             of capital.
                                                                                       o   AXA Equitable Funds Management
                                                                                           Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS       IB               Seeks to achieve long-term capital        o   AXA Equitable Funds Management
                                             appreciation.                                 Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET             IA               Seeks to obtain a high level of           o   The Dreyfus Corporation
                                             current income, preserve its assets
                                             and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND   IB               Seeks to generate a return in             o   Pacific Investment Management
                                             excess of traditional money                   Company, LLC
                                             market products while maintaining
                                             an emphasis on preservation of
                                             capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX      IB               Seeks to replicate as closely as          o   AllianceBernstein L.P.
                                             possible (before the deduction of
                                             Portfolio expenses) the total
                                             return of the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------



(1) This is the Portfolio's new name, effective on or about May 20, 2011, subject to regulatory approval. The Portfolio's former name was EQ/AllianceBerstein International.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE PORTFOLIOS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF INVESTMENT TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-526-2701.





                                                          INVESTMENT OPTIONS  17

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the applicable Trust prospectus for risks and factors and investment techniques associated with an investment in all funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund.

Important factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are discussed below.


COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER SIZED COMPANIES. The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller sized companies. The securities of small and medium sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $15 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small- and medium-sized companies have a lower degree of liquidity in the markets for their stocks.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund -- and, therefore, the value of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities which may be in the AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the U.S. involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Funds' foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

INVESTMENT POLICIES. Due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund, however, is unable to accurately predict the rate at which prepayments will be made, as that rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the fund. Moreover, securities that may be prepaid tend to increase in value less during times of declining interest rates, and to decrease in value more during times of increasing interest rates, than do securities that are not subject to prepayment.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these



18  INVESTMENT OPTIONS
transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.


RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BALANCED FUND.

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse conditions or changing circumstances than those rated A or higher; but we regard these lower rated bonds as having adequate capacity to pay principal and interest.


RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the account may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error". The account attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.


ADDITIONAL INFORMATION ABOUT THE FUNDS


CHANGE OF INVESTMENT OBJECTIVES

We can change the investment objectives of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Insurance Department approves the change.

The investment objectives of the Portfolios of the Investment Trusts may be changed by the Board of Trustees of the applicable Investment Trust without the approval of shareholders. (See "Voting rights" below.)


VOTING RIGHTS


No voting rights apply to any of the separate accounts or to the Guaranteed Options. We do, however, have the right to vote shares of the Trusts held by the funds.


If an Investment Trust holds a meeting of shareholders, we will vote the shares of the Investment Trust's portfolios allocated to the corresponding Funds in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter's interest in the Funds holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to each Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings.

Currently, we control the Investment Trusts. The Investment Trusts' shares are held by other separate accounts of ours and by separate accounts of insurance companies unaffiliated with us. We generally will vote shares held by these separate accounts which will generally be voted according to the instructions of the owners of insurance policies and contracts funded through those separate accounts, thus diluting the effect of your voting instructions.


THE GUARANTEED OPTIONS

We offer three different guaranteed options:

o   two Guaranteed Rate Accounts (GRAs), and

o our Money Market Guarantee Account (for existing contract owners who have allocated values to the Money Market Guarantee Account only).

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the guaranteed options become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the Insurance Department of the State of New York and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

The Money Market Guarantee Account is no longer being offered. Please see "Money Market Guarantee Account is closed to new money" later in this section.


GUARANTEED RATE ACCOUNTS


We offer a GRA that matures in three years (3-year GRA) and a GRA that matures in five years (5-year GRA). Your contributions to the GRAs earn the guaranteed interest rate then in effect when your contribution is credited to your plan account. The interest rate is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. See "Charges and expenses" later in this prospectus.

You can make new contributions or transfer amounts from other investment options to a GRA at the current guaranteed rate at any time. New guaranteed rates are offered each Wednesday and are available for a seven-day period. The rates are determined in accordance with our normal pricing methods for similar products. The GRA rate will vary from one seven-day period to another, but will never be less than 1%. You may call AIMS or access our Website to obtain our current GRA rates. You earn interest from the day after your contribution or transfer is credited through the maturity date of the GRA. See "Maturing GRAs" in the SAI for more information. The amount of your contribution and interest that is guaranteed is subject to any penalties applicable upon premature withdrawal. See "Premature withdrawals and transfers from a GRA" in the SAI.



RESTRICTIONS ON WITHDRAWALS AND TRANSFERS

o You may not transfer from one GRA to another or from a GRA to another investment option except at maturity.



                                                          INVESTMENT OPTIONS  19

o You may transfer other amounts at any time to a GRA at the current guaranteed rate.

o Withdrawals may be made from a GRA before maturity if: you are disabled; you attain age 70-1/2; you die; or you are not self-employed and your employment is terminated.

o You may not remove GRA funds before maturity to take a loan, hardship or other in-service withdrawal, as a result of a trustee-to-trustee transfer, or to receive benefits from a terminated plan.

o Certain other withdrawals prior to maturity are permitted, but may be subject to penalty. See "Procedures for withdrawals, distributions and transfers from a GRA" in the SAI.


MONEY MARKET GUARANTEE ACCOUNT IS CLOSED TO NEW MONEY

On January 1, 2009, the Money Market Guarantee Account was closed to new contributions and loan repayments. Any amounts you may have had in the Money Market Guarantee Account as of December 31, 2008 remained in your account, but you can no longer transfer or contribute any additional amounts to your account. Any amounts that remained in your Money Market Guarantee Account will continue to accrue interest as described below.

You can always transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you can no longer transfer any such amounts back into the Money Market Guarantee Account.


MONEY MARKET GUARANTEE ACCOUNT

All contributions you made prior to January 1, 2009, to the Money Market Guarantee Account will continue to earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees and charges. While the rate changes monthly, it will never be less than 1%. The rate will approximate current market rates for money market mutual funds minus these fees. You may call AIMS or access our website to obtain the current monthly rate.

Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn.

DISTRIBUTIONS, WITHDRAWALS, AND TRANSFERS. You may effect distributions, withdrawals and transfers out of your Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers out of your Money Market Guarantee Account only.



20  INVESTMENT OPTIONS

2. How we value your account balance in the funds



--------------------------------------------------------------------------------

FOR AMOUNTS IN THE FUNDS

When you invest in a Fund, your contribution or transfer is used to purchase "units"of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.


HOW WE DETERMINE THE UNIT VALUE

We determine the Unit Value at the end of each business day. The Unit Value for each Fund is determined by first calculating a gross unit value reflecting only investment performance and then adjusting it for Program expenses to obtain the Fund Unit Value. We calculate the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day and, for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, then deducting audit and custodial fees. We calculate the net investment factor as follows:

o First, we take the value of the Fund's assets at the close of business on the preceding business day.

o Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

o Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

o Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund Unit Value is calculated on every business day by multiplying the Fund Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a) is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b) is the charge to the Fund for that month for the daily accrual of fees and expenses times the number of days since the end of the preceding month.

The value of the investments that Separate Account 66 has in the following
Funds: AXA Aggressive Allocation, AXA Conservative Allocation, AXA Conservative-Plus Allocation, AXA Moderate Allocation, AXA Moderate-Plus Allocation, Multimanager Multi-Sector Bond, Multimanager Technology, Target 2015 Allocation, Target 2025 Allocation, Target 2035 Allocation, Target 2045 Allocation, EQ/AllianceBernstein International, EQ/Calvert Socially Responsible, EQ/Capital Guardian Research, EQ/Equity 500 Index, EQ/GAMCO Small Company Value, EQ/Global Multi-Sector Equity, EQ/Intermediate Government Bond Index, EQ/International Core PLUS, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS, EQ/Mid Cap Value PLUS, EQ/Money Market, EQ/PIMCO Ultra Short Bond and EQ/Small Company Index is calculated by multiplying the number of shares held by Separate Account No. 66 in each portfolio by the net asset value per share of that portfolio determined as of the close of business on the same day as the respective Unit Values of each of the foregoing Funds are determined.

HOW WE VALUE THE ASSETS OF THE FUNDS

The assets of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are valued as follows:

o Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

o Foreign securities not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

o United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

o Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

o Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.


                              HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS  21

o Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

o Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

o Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.



FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectus for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"), the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding portfolios.



22  HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS

3. Transfers and access to your account



--------------------------------------------------------------------------------

TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer some or all of your amounts among the investment options if you participate in the Members Retirement Plan or the Volume Submitter Plan (together, the "Plans"). Participants in other plans may make transfers as allowed by the plan.

No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs, and to or from the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, are permitted at any time. Transfers from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts.


No transfers to the Money Market Guarantee Account are permitted. See "Money Market Guarantee Account is closed to new money" under "Investment options" earlier in this prospectus for more information.


Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing"organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the variable investment options for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and
(3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.


We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a contract owner/participant is identified as having engaged in a potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/ participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.



For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews contract owner/participant trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph.


                                        TRANSFERS AND ACCESS TO YOUR ACCOUNT  23

We may change those policies and procedures, and any new or revised policies or procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/ participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM ("AIMS") AND OUR INTERNET WEBSITE

Participants may use our automated AIMS or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use AIMS, you must have a touch-tone telephone. We assign a personal security code ("PSC") number or password in the case of employers accessing the Plan Services website, to you after we receive your completed enrollment form. Our Internet website can be accessed at www.axa-equitable.com/mrp.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at www.axa-equitable.com/mrp.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using AIMS or by the internet website. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions or internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.


PARTICIPANT LOANS

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer.


Loans are subject to restrictions under Federal tax laws and ERISA, and are also subject to the limits of the plan. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives. A loan may not be taken from the Guaranteed Rate Accounts. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must repay the amount borrowed with interest as required by Federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.


CHOOSING BENEFIT PAYMENT OPTIONS

Benefit payments are subject to plan provisions.

The Program offers a variety of benefit payment options. If you are a participant in an individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you a choice of one or more of the following forms of distribution:

o   Periodic installments

o   Qualified Joint and Survivor Annuity

o   Joint and Survivor Annuity Options, some with optional Period Certain

o   Life Annuity

o   Life Annuity -- Period Certain

o   Cash Refund Annuity

o   Lump Sum Payment


TYPES OF BENEFITS

Under the Plans, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. IN SOME PLANS, THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED



24  TRANSFERS AND ACCESS TO YOUR ACCOUNT

JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal consent requirements" below.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election. We do not offer installments for benefits under individually designed plans.

LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

LIFE ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.


FIXED AND VARIABLE ANNUITY CHOICES

The cost of the fixed annuity is determined from tables in the group annuity contract which show the amounts necessary to purchase each $1 of monthly payment (after deduction of any applicable taxes and the annuity administrative charge described below). Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. We may change the tables in the contract no more than once every five years.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified profit sharing plan a better annuity purchase rate than those currently available for the Program, we will also make those rates available to Program participants.

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity--Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity--Period Certain, you may select either fixed or variable payments. The variable payments reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus supplement.

SPOUSAL CONSENT REQUIREMENTS


Under the Plans, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or
(2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to your reaching age 35, your spouse must consent to the designation and, upon your reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent.

All of these annuity options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

--------------------------------------------------------------------------------
The amount of each payment in a fixed option remains the same. Variable option payments change to reflect the investment performance of the AllianceBernstein Growth Equity Fund.
--------------------------------------------------------------------------------

See "Procedures for withdrawals, distributions and transfers" in the SAI.


                                        TRANSFERS AND ACCESS TO YOUR ACCOUNT  25

We provide the fixed and variable annuity options. Payments under variable annuity options reflect investment performance of the AllianceBernstein Growth Equity Fund.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified plan a better annuity purchase rate than those currently guaranteed under the Program, we will also make those rates available to Program participants.


SPOUSAL CONSENT

If a participant is married and has an account balance greater than $5,000, (except for amounts contributed to the Rollover Account) federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above. Certain individually designed Plans are not subject to these requirements.


PROOF OF CORRECT INFORMATION

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. AXA Equitable will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. AXA Equitable will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. AXA Equitable's liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.


BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

Regardless of whether a participant's death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the participant's death and reduces that number by one each subsequent year.

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, the law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin by December 31 of the year following the year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to December 31 of the year the participant would have attained age 70-1/2 or, if later, December 31 of the year after the participant's death, or (3) the spouse or the beneficiary who is not the participant's spouse may be able to roll over all or part of the death benefit to an individual retirement arrangement, or, for a spouse only, an annuity under Section 403(b) of the Code or a governmental employer plan under Section 457 of the Code. If, at death, a participant was already receiving benefits, the beneficiary must continue to receive benefits, subject to the Federal income tax minimum distribution rules. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal consent requirements" above.

Under the Plans, on the day we receive proof of death, we automatically transfer the participant's account balance in the Equity Funds to the EQ/Money Market Portfolio unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Accounts will remain in the Guaranteed Rate Accounts.


26  TRANSFERS AND ACCESS TO YOUR ACCOUNT

4. The program



--------------------------------------------------------------------------------

This section explains the Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds and GRAs operate within the Program. The Program itself is not registered under the Securities Act of 1933.


The Members Retirement Program consists of several types of retirement plans and three retirement plan Trusts: the Master Trust, the Volume Submitter Retirement Trust and the Pooled Trust. Each of the Trusts invests exclusively in the contract described in this prospectus. The Program is sponsored by AXA Equitable. The Program had 6,040 participants and approximately $233 million in assets at December 31, 2010.


Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How to reach us -- Information on joining the Program " on the back cover of the prospectus.


SUMMARY OF PLAN CHOICES

You have a choice of three retirement plan arrangements under the Program. You can:

o Choose the MEMBERS RETIREMENT PLAN -- which automatically gives you a full range of services from AXA Equitable. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Members Retirement Plan employers adopt our Master Trust and your only investment choices are from the Investment Options.

    --------------------------------------------------------------------------
    The Members Retirement Plan is a defined contribution master plan that can be adopted as a profit sharing plan (including optional 401(k), SIMPLE 401(k) and safe harbor 401(k) features), a defined contribution pension plan, or both. A Roth 401(k) option is available for all 401(k) plan types.
    --------------------------------------------------------------------------

o Choose the VOLUME SUBMITTER PLAN -- which automatically gives you a full range of services from AXA Equitable and offers the opportunity to utilize a cross-tested plan option. The services include your choice of the Program's investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Volume Submitter Plan, employers adopt the Volume Submitter Retirement Trust and your only investment choices are from the Investment Options.

    --------------------------------------------------------------------------
    The Volume Submitter Plan is a defined contribution plan that can be adopted as a profit sharing plan (new comparability or age weighted) with or without 401(k) features. A Roth 401(k) option is available for all 401(k) plan types.
    --------------------------------------------------------------------------

o Maintain our POOLED TRUST FOR INDIVIDUALLY DESIGNED PLANS-- and use our Pooled Trust for investment options in the Program in addition to your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets in the Pooled Trust.

    --------------------------------------------------------------------------
    The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.
    --------------------------------------------------------------------------

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.


GETTING STARTED

If you choose one of the Plans, you as the employer or trustee must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see "Your responsibilities as employer" in the SAI.


HOW TO MAKE PROGRAM CONTRIBUTIONS

Contributions can be made using the online contribution feature at www.axa-equitable.com/mrp by clicking Employer Log-In or by mail. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to AXA Equitable. All contribution checks should be sent to AXA Equitable at the address shown "For contribution checks only" in the "Information once you join the Program" section under "How to reach us" in this prospectus. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.

All contributions sent in by mail must be accompanied by a Contribution Remittance form which designates the amount to be allocated to each participant by contribution type to The Association Members Retirement Program, PO Box 1599, Newark, NJ 07101-9764. Contributions are normally credited on the business day that we receive them, provided the remittance form is properly completed and matches the check amount. Contributions are only accepted from the employer. Employees may not send contributions directly to the Program. Contributions are only accepted for properly enrolled participants.

There is no minimum amount which must be contributed for investment if you adopt either of the Plans, or if you have your own individually designed plan that uses the Pooled Trust.


ALLOCATING PROGRAM CONTRIBUTIONS

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable


                                                                 THE PROGRAM  27
is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions in different percentages than your employee contributions. The allocation percentages you elect for employer contributions will automatically apply to 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. The allocation percentages you elect for employee contributions will automatically apply to both your post-tax employee contributions and your 401(k) salary deferral contributions.


THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 PROVIDES RELIEF TO A PLAN FIDUCIARY OF A QUALIFIED PLAN WITH PARTICIPANT DIRECTED ACCOUNTS, IF THE FIDUCIARY ALLOCATES TO A QUALIFIED DEFAULT INVESTMENT ALTERNATIVE (QDIA) CONTRIBUTIONS WHICH THE PARTICIPANT HAS FAILED TO DIRECT TO AN INVESTMENT OPTION UNDER THE PLAN AFTER NOTICE BY THE PLAN. THE QDIA UNDER THE MRP IS THE AXA MODERATE ALLOCATION PORTFOLIO. IF YOU HAVE NOT SELECTED AN INVESTMENT OPTION(S) UNDER THE MRP TO ALLOCATE YOUR CONTRIBUTIONS, THE PLAN FIDUCIARY WILL ALLOCATE YOUR CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION PORTFOLIO, AFTER THE FIDUCIARY HAS GIVEN YOU NOTICE IN ACCORDANCE WITH THE REGULATIONS. AFTER FUNDS HAVE BEEN ALLOCATED TO THE AXA MODERATE ALLOCATION PORTFOLIO, YOU MAY REALLOCATE THOSE FUNDS TO ANY OTHER INVESTMENT OPTION UNDER THE MRP.


WHEN TRANSACTION REQUESTS ARE EFFECTIVE.

Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Plans, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.


DISTRIBUTIONS FROM THE INVESTMENT OPTIONS

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant distributions" below. Certain plan distributions may be subject to Federal income tax, and penalty taxes. See "Tax information" later in this prospectus.

AMOUNTS IN THE FUNDS AND MONEY MARKET GUARANTEE ACCOUNT.

These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the Money Market Guarantee Account and the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts, as applicable.

AMOUNTS IN THE GUARANTEED RATE ACCOUNTS.


Withdrawals generally may not be taken from GRAs. See "Guaranteed Rate Accounts" earlier in this prospectus.

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.

IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.

RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS

In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the Federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and in the SAI. You should discuss your options with a qualified financial adviser. Our Account Executives also can be of assistance.

In general, under the Plans, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit payment options" under "Transfers and access to your money" earlier in this prospectus and "Tax information" later in this prospectus for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 70-1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70-1/2 or retirement from the employer sponsoring the plan.


Distributions must be made according to the terms of the plan and rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

o   A participant may withdraw all or part of his/her account balance

28  THE PROGRAM
    under either Plan attributable to post-tax employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, his/her entire post-tax account balance).

o If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59-1/2.

o Employees may generally not receive a distribution prior to severance from employment.

o Hardship withdrawals before age 59-1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask their employer what types of withdrawals are available under their plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.

Generally participants may not make withdrawals from the Guaranteed Rate Accounts prior to maturity. See "The Guaranteed Rate Accounts" earlier in this prospectus.






                                                                 THE PROGRAM  29

5. Charges and expenses



--------------------------------------------------------------------------------

You will incur two general types of charges under the Program:


(1) Charges imposed on amounts invested in the Plan Trust -- these apply to all amounts invested in the Plan Trust (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.


(2) Plan and transaction charges -- these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the Guaranteed Options.

We deduct amounts for the 3-year or 5-year GRA from your most recent GRA.


We make no deduction from your contributions or withdrawals for sales expenses.


CHARGES BASED ON AMOUNTS INVESTED IN THE PROGRAM


PROGRAM EXPENSE CHARGE


We assess the Program expense charge on the last day of each month or upon the withdrawal of all assets under your plan. The maximum Program expense charge is 1.00% per year, assessed as a monthly charge. The Program expense charge you actually pay may be lower, as illustrated by the chart below. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

--------------------------------------------------------------------------------
                                         AVERAGE ACCOUNT VALUE
                        --------------------------------------------------------
                            $75,000 OR LESS               MORE THAN $75,000
--------------------------------------------------------------------------------
Total plan assets              Schedule A                     Schedule B
--------------------------------------------------------------------------------
First $250,000                   1.00%                           1.00%

Next $250,000                    0.80%                           0.70%

Over $500,000                    0.65%                           0.55%
--------------------------------------------------------------------------------

We determine the Program expense charge for your plan on the last day of each month, based on two factors: (1) the Average account value of the accounts in your plan, and (2) the value of the Total plan assets invested in the Members Retirement Program by your plan, on that date. We assess the Program expense charge on all assets in your plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

Each participant in a plan has an account value, which is the total value of that participant's investment in the Members Retirement Program. The Average account value in a plan is the average of the account values of all of the participants in the plan, who have an account value greater than zero. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be determined using Schedule A on the chart above. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be determined using Schedule B on the chart above.

Total plan assets are all of the assets invested in the Members Retirement Program under a plan. The first $250,000 in assets under the plan will be subject to a Program expense charge of 1.00% per year. If the Total plan assets exceed $250,000, any amounts greater than that will be subject to a lower charge. The next $250,000 (up to Total plan assets of $500,000) will be subject to a Program expense charge of either 0.80% or 0.70%, under Schedule A or Schedule B, respectively. Any assets in the plan in excess of $500,000 will be subject to a Program expense charge of either 0.65% or 0.55%, under Schedule A or Schedule B, respectively. The sum of the amounts calculated under this formula equals the total Program expense charge for the plan. The percentage of Total plan assets that this sum represents is the annual Program expense charge that each participant in the plan pays on his or her account value.

We will deduct the Program expense charge from your value in the Funds on a pro rata basis. If those amounts are insufficient, we will deduct them from your value in the Money Market Guarantee Account. If those amounts are still insufficient, we will deduct all or a portion of the charge from your values in Guaranteed Rate Accounts on a pro rata basis. The amounts we deduct from the Guaranteed Rate Accounts and the Money Market Guarantee Account will never cause the rates we pay on those accounts to fall below 1%.


We apply the Program expense charge toward the cost of maintenance of the investment options, the promotion of the Program, investment funds, guaranteed rate accounts, and money market guarantee account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. During 2010, we received $1,950,435 compensation under the Program expense charge then in effect, which was calculated on a different basis than the current Program expense charge.


INVESTMENT MANAGEMENT AND ACCOUNTING FEES

The computation of unit values for each of the Funds named below also reflects fees charged for investment management and accounting. We receive fees for investment management services for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds. The investment management and accounting fee covers the investment management and financial accounting services we provide for these Funds, as well as a portion of our related administrative costs. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2010. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2011.


DIRECT OPERATING AND OTHER EXPENSES

In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and other costs related to the operation of the Funds.



30  CHARGES AND EXPENSES

OTHER EXPENSES

We may impose certain additional costs and expenses on the Funds. These may include the cost of printing of SEC filings, prospectuses and reports, proxy mailings, other mailing costs, as well as legal and audit expenses.


CHARGES THAT THE TRUSTS DEDUCT

ANNUAL PORTFOLIO OPERATING EXPENSES. All Funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund are indirectly subject to investment management fees, 12b-1 (if applicable) fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts. These expenses are described in the Trusts' prospectuses.


PLAN AND TRANSACTION EXPENSES


MEMBERS RETIREMENT PLAN AND INVESTMENT ONLY FEES

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee of $3.75 from your account balance. We reserve the right to charge varying fees based on the requested special mailings, reports and services given to your retirement plan.

ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.



CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Currently, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.


FEES PAID TO ASSOCIATIONS

We may pay associations a fee for services provided in connection with the Program being made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.


GENERAL INFORMATION ON FEES AND CHARGES


We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. During 2010 we received total fees and charges under the Program of $2,510,873.



                                                        CHARGES AND EXPENSES  31

6. Tax information



--------------------------------------------------------------------------------

In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person's situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with employer plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the contract's selection of investment funds, provision of guaranteed options and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.


INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.


If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions," which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. The earliest a qualified distribution from a designated Roth contribution account could be made is 2011. If both aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from designated Roth contribution accounts may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan or governmental employer Section 457 plan) or to Roth IRAs.

ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be transferred directly to another qualified plan, traditional individual retirement arrangement ("IRA"), an annuity under Section 403(b) of the Code, a governmental employer plan under
Section 457 of the Code or rolled over to another plan or IRA within 60 days of the receipt of the distribution. If a distribution is an "eligible rollover distribution," 20% mandatory federal income tax withholding will apply and the distribution may be subject to the premature penalty tax unless the distribution is directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. See "Eligible rollover distributions and federal income tax withholding" in the SAI for a more detailed discussion.

Distributions from a qualified plan, 403(b) annuity contract or a governmental employer 457(b) plan can be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.


IN-PLAN ROTH ROLLOVER

If the plan permits and according to plan terms, beginning in 2010 participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax amounts converted must be included in the participant's taxable income for the same year as the conversion.

ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

IN-SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of after-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if (a) they are attributable to your pre-January 1, 1987



32  TAX INFORMATION
contributions under (b) plans that permitted those withdrawals as of May 5, 1986. In addition, 20% mandatory Federal income tax withholding may also apply.

PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59-1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 and (d) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.

WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the Plans, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding Federal income tax upon distributions to you or your beneficiary.



                                                             TAX INFORMATION  33

7. More information



--------------------------------------------------------------------------------


ABOUT PROGRAM CHANGES OR TERMINATIONS

AMENDMENTS. The contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

TERMINATION. We may terminate the contract at any time. If the contract is terminated, we will not accept any further contributions. We will continue to hold amounts allocated to the Guaranteed Rate Accounts until maturity. Amounts already invested in the investment options may remain in the Program and you may also elect payment of benefits through us.

ASSIGNMENT. You may not assign your rights or obligations under the contract without AXA Equitable's prior written consent. AXA Equitable may not assign its rights or obligations under the contract without your prior written consent, except that AXA Equitable will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that AXA Equitable remains liable for the failure of that corporation to perform its obligations.



IRS DISQUALIFICATION

If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.


ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the investment funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program.

The separate accounts that we call the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds commenced operations in 1968, 1969, and 1979 respectively. Separate Account No. 66, which holds the other Funds offered under the contract, was established in 1997. Because of exclusionary provisions, none of the Funds are subject to regulation under the Investment Company Act of 1940. Separate Account No. 66, however, purchases Class IA shares and Class IB/B shares of the Trusts. The Trusts are registered as open-end management investment companies under the 1940 Act. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract, including those that apply to the Guaranteed Rate Accounts and Money Market Guarantee, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.


The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of contract interests under the Program.


FINANCIAL STATEMENTS

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of AXA Equitable, are in the


34  MORE INFORMATION

SAI. The SAI is available free of charge. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. You may request the SAI by writing to our Processing Office or calling 1-800-523-1125.


ABOUT THE TRUSTEE

As trustee, JPMorgan Chase Bank serves as a party to the contract. It has no responsibility for the administration of the Program or for any distributions or duties under the contract.


DISTRIBUTION OF THE CONTRACTS

AXA Equitable performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.


REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's website at www.sec.gov.


ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

                                                            MORE INFORMATION  35

Appendix I: Condensed financial information



--------------------------------------------------------------------------------

These selected per unit data and ratios for the years ended December 31, 2001 through December 31, 2010 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under the Program, but not longer than ten years.


SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN MID CAP GROWTH FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA



----------------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------
                                         2010         2009          2008         2007
----------------------------------------------------------------------------------------
Income                                $   0.25     $   0.23     $    0.10     $   0.13

Expenses* (Note A)                       (0.35)       (0.34)        (0.90)       (1.03)
----------------------------------------------------------------------------------------
Net investment loss                      (0.10)       (0.11)        (0.80)       (0.90)

Net realized and unrealized gain
  (loss) on investments (Note B)         16.13        16.04        (27.77)        7.13

Net increase (decrease) in
  AllianceBernstein Mid Cap
  Growth Fund Unit Value                 16.03        15.93        (28.57)        6.23
----------------------------------------------------------------------------------------
AllianceBernstein Mid Cap Growth
  Fund Unit Value (Note C):

Beginning of year                        49.53        33.60         62.17        55.94
----------------------------------------------------------------------------------------
End of year                           $  65.56     $  49.53     $   33.60     $  62.17
========================================================================================
Ratio of expenses to average net
  assets attributable to the Pro-
  gram*                                   0.67%        0.88%         1.80%        1.72%

Ratio of net investment income
  (loss) to average net assets
  attributable to the Program            (0.21)%      (0.29)%       (1.60)%      (1.50)%

Number of AllianceBernstein Mid
  Cap Growth Fund Units out-
  standing at end of year (000's)          327          321           338          353

Portfolio turnover rate (Note D)           155%         221%          129%         111%
========================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------
                                        2006         2005         2004         2003          2002         2001
-----------------------------------------------------------------------------------------------------------------
Income                                $   0.23     $   0.06     $   0.06     $   0.09     $    0.08     $   0.18

Expenses* (Note A)                       (0.97)       (0.91)       (0.88)       (0.64)        (0.66)       (0.79)
-----------------------------------------------------------------------------------------------------------------
Net investment loss                      (0.74)       (0.85)       (0.82)       (0.55)        (0.58)       (0.61)

Net realized and unrealized gain
  (loss) on investments (Note B)          1.00         3.93         8.95        18.28        (11.17)       (8.44)

Net increase (decrease) in
  AllianceBernstein Mid Cap
  Growth Fund Unit Value                  0.26         3.08         8.13        17.73        (11.75)       (9.05)
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid Cap Growth
  Fund Unit Value (Note C):

Beginning of year                        55.68        52.60        44.47        26.74         38.49        47.54
-----------------------------------------------------------------------------------------------------------------
End of year                           $  55.94     $  55.68     $  52.60     $  44.47     $   26.74     $  38.49
=================================================================================================================
Ratio of expenses to average net
  assets attributable to the Pro-
  gram*                                   1.73%        1.80%        1.88%        1.84%         2.12%        1.97%

Ratio of net investment income
  (loss) to average net assets
  attributable to the Program            (1.33)%      (1.69)%      (1.74)%      (1.56)%       (1.86)%      (1.52)%

Number of AllianceBernstein Mid
  Cap Growth Fund Units out-
  standing at end of year (000's)          390          406          448          428           379          361

Portfolio turnover rate (Note D)           120%         102%         134%         113%          161%         200%
=================================================================================================================


See notes following these tables.



I-1  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN GROWTH EQUITY FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA



-----------------------------------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------------
                                         2010        2009         2008           2007          2006
-----------------------------------------------------------------------------------------------------
Income                                $   4.66    $   3.88     $     2.12     $    2.28     $    2.13

Expenses* (Note A)                       (1.05)      (1.08)         (4.46)        (5.21)        (4.68)
-----------------------------------------------------------------------------------------------------
Net investment income (loss)              3.61        2.80          (2.34)        (2.93)        (2.55)

Net realized and unrealized gain
  (loss) on investments (Note B)         42.61       74.17        (148.22)        41.45         (2.44)

Net increase (decrease) in
  AllianceBernstein Growth
  Equity Fund Unit Value                 46.22       76.97        (150.56)        38.52         (4.99)
-----------------------------------------------------------------------------------------------------
AllianceBernstein Growth Equity
  Fund Unit Value (Note C):

Beginning of year                       277.66      200.69         351.25        312.73        317.72
-----------------------------------------------------------------------------------------------------
End of year                           $ 323.88    $ 277.66     $   200.69     $  351.25     $  312.73
=====================================================================================================
Ratio of expenses to average net
  assets attributable to the Pro-
  gram*                                   0.37%       0.47%          1.57%         1.56%         1.52%

Ratio of net income (loss) to aver-
  age net assets attributable to
  the Program                             1.28%       1.23%         (0.82)%       (0.88)%       (0.83)%

Number of AllianceBernstein
  Growth Equity Fund Units out-
  standing at end of year (000's)           90         100            103           111           125

Portfolio turnover rate (Note D)            30%        119%           106%           60%           55%
=====================================================================================================

---------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------------
                                          2005           2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------
Income                                 $     1.34    $   1.20       $    1.00     $    0.88     $    1.28

Expenses* (Note A)                          (4.61)      (4.47)          (3.67)        (4.10)        (5.06)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                (3.27)      (3.27)          (2.67)        (3.22)        (3.78)

Net realized and unrealized gain
  (loss) on investments (Note B)            34.69       38.55           66.72        (71.00)       (59.26)

Net increase (decrease) in
  AllianceBernstein Growth
  Equity Fund Unit Value                    31.42       35.28           64.05        (74.22)       (63.04)
---------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Equity
  Fund Unit Value (Note C):

Beginning of year                          286.30      251.02          186.97        261.19        324.23
---------------------------------------------------------------------------------------------------------
End of year                            $   317.72    $ 286.30       $  251.02     $  186.97     $  261.19
=========================================================================================================
Ratio of expenses to average net
  assets attributable to the Pro-
  gram*                                      1.59%      1.69%            1.71%         1.88%         1.81%

Ratio of net income (loss) to aver-
  age net assets attributable to
  the Program                               (1.13)%    (1.24)%          (1.24)%       (1.47)%       (1.35)%

Number of AllianceBernstein
  Growth Equity Fund Units out-
  standing at end of year (000's)             141        147              153           154           159

Portfolio turnover rate (Note D)               49%         60%              51%           39%          132%
=========================================================================================================


See notes following these tables.

                                APPENDIX I: CONDENSED FINANCIAL INFORMATION  I-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN BALANCED FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


--------------------------------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
                                   ---------------------------------------------
                                      2010       2009        2008       2007
--------------------------------------------------------------------------------
Income                              $  1.41    $  1.41    $  1.88     $  1.82

Expenses* (Note A)                    (0.28)     (0.22)     (0.80)      (0.97)
--------------------------------------------------------------------------------
Net investment income                  1.13       1.19       1.08        0.85

Net realized and unrealized gain
  (loss) on investments (Note B)       2.89       7.79     (17.43)       1.21

Net increase (decrease) in
  AllianceBernstein Balanced
  Fund Unit Value                      4.02       8.98     (16.35)       2.06
--------------------------------------------------------------------------------
AllianceBernstein Balanced Fund
  Unit Value (Note C):

Beginning of year                     46.33      37.35      53.70       51.64
--------------------------------------------------------------------------------
End of year                         $ 50.35    $ 46.33    $ 37.35     $ 53.70
================================================================================
Ratio of expenses to average net
  assets attributable to the Pro-
  gram*                                0.61%      0.55%      1.69%       1.80%

Ratio of net investment income to
  average net assets attributable
  to the Program                       2.41%      2.95%      2.32%       1.60%

Number of AllianceBernstein Bal-
  anced Fund Units outstanding
  at end of year (000's)                535        573        599         677

Portfolio turnover rate (Note D)         84%        95%        61%        105%
================================================================================

---------------------------------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                   ----------------------------------------------------------------
                                      2006        2005       2004       2003       2002       2001
---------------------------------------------------------------------------------------------------
Income                              $  1.48    $   1.17    $  0.94    $  0.86    $  1.09    $  1.38

Expenses* (Note A)                    (0.91)      (0.82)     (0.78)     (0.70)     (0.75)     (0.76)
---------------------------------------------------------------------------------------------------
Net investment income                  0.57        0.35       0.16       0.16       0.34       0.62

Net realized and unrealized gain
  (loss) on investments (Note B)       3.77        2.02       2.94       5.59      (4.08)     (3.00)

Net increase (decrease) in
  AllianceBernstein Balanced
  Fund Unit Value                      4.34        2.37       3.10       5.75      (3.74)     (2.38)
---------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Fund
  Unit Value (Note C):

Beginning of year                     47.30       44.93      41.83      36.08      39.82      42.20
---------------------------------------------------------------------------------------------------
End of year                         $ 51.64    $  47.30    $ 44.93    $ 41.83    $ 36.08    $ 39.82
====================================================================================================
Ratio of expenses to average net
  assets attributable to the Pro-
  gram*                                1.87%       1.81%      1.83%      1.85%      1.99%      1.88%

Ratio of net investment income to
  average net assets attributable
  to the Program                       1.16%       0.76%      0.36%      0.41%      0.90%      1.56%

Number of AllianceBernstein Bal-
  anced Fund Units outstanding
  at end of year (000's)                692         748        761        790        757        555

Portfolio turnover rate (Note D)        146%        211%       283%       339%       288%       168%
====================================================================================================



A. Enrollment fees are not included above and did not affect the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or AllianceBernstein Balanced Fund unit values. Enrollment fees were generally deducted from contributions to the Program.
B. See Note 2 to Financial Statements of Separate Account Nos. 3 (Pooled), 4 (Pooled) and 10 (Pooled), which can be found in the SAI.


C. The value for an AllianceBernstein Growth Equity Fund unit was established at $10.00 on January 1, 1968 under the National Association of Realtors Members Retirement Program (NAR Program). The NAR Program was merged into the Members Retirement Program on December 27, 1984. The values for an AllianceBernstein Mid Cap Growth Fund and an AllianceBernstein Balanced Fund unit were established at $10.00 on May 1, 1985, the date on which the Funds were first made available under the Program.

D. The portfolio turnover rate includes all long-term U.S. Government securities, but excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. Represents the annual portfolio turnover rate for the entire separate account.

* Amounts shown for the years ended December 31, 2001 to 2009 have been revised to include the impact of direct operating expenses. See Note 8 to the December 31, 2010 financial statements of Separate Account Nos. 10 (Pooled), 4 (Pooled) and 3 (Pooled), and 66 contained in the SAI.


Income, expenses, gains and losses shown above pertain only to participants' accumulations attributable to the Program. Other plans also participate in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and may have operating results and other supplementary data different from those shown above.

I-3  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 66 UNIT VALUES


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR THESE FUNDS AT YEAR END FOR EACH VARIABLE INVESTMENT FUND, EXCEPT FOR THOSE FUNDS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2010.



------------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------
                                            2001       2002        2003        2004        2005
------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------
  Unit value                                  --          --          --          --          --
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --          --          --          --
------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------
  Unit value                                  --          --          --          --          --
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --          --          --          --
------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------
  Unit value                                  --          --          --          --          --
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --          --          --          --
------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------
  Unit value                                  --          --          --          --          --
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --          --          --          --
------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------
  Unit value                                  --          --          --          --          --
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --          --          --          --
------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------
  Unit value                                  --     $ 10.84     $ 14.48     $ 16.95     $ 19.36
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         757         795         822         871
------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------
  Unit Value                              $ 8.10     $  5.87     $  7.41     $  7.57     $  8.14
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         36          57          99         135         156
------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------
  Unit value                                  --     $ 10.87     $ 14.10     $ 15.44     $ 16.19
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         321         364         365         371
------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------
  Unit value                              $ 7.60     $  5.81     $  7.32     $  7.97     $  8.23
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        917       1,084       1,477       1,658       1,768
------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------
  Unit value                                  --          --          --          --          --
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --          --          --          --
------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------
  Unit value                                  --          --          --          --          --
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          --          --          --          --
------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------
  Unit value                                  --     $ 10.09     $ 10.16     $ 10.22     $ 10.23
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          17         226         171         222
------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------
  Unit value                              $ 8.05     $  6.74     $  8.82     $  9.90     $ 11.46
------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3          22          55          92         160
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------- INCEPTION
                                            2006        2007       2008       2009       2010       DATE
----------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 10.02    $  6.03    $  7.67    $  8.68      5/1/07
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          45         81        169        234
----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 10.27    $  9.05    $  9.93    $ 10.66      5/1/07
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          20         67         87        104
----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 10.21    $  8.14    $  9.31    $ 10.16      7/6/07
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          26         61         59         65
----------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 10.17    $  7.60    $  8.89    $  9.77      7/6/07
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          24        284        740      1,066
----------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                   --     $ 10.09    $  6.81    $  8.30    $  9.26      7/6/07
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --           6         28         81        190
----------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------------------------------------------------------------------------------
  Unit value                              $ 23.73     $ 26.30    $ 12.85    $ 16.37    $ 17.27    11/22/02
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         919         880        807        788        723
----------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------
  Unit Value                              $  8.48     $  9.41    $  5.10    $  6.67    $  7.51      5/1/00
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         169         175        208        249        272
----------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------
  Unit value                              $ 17.96     $ 18.06    $ 10.79    $ 14.18    $ 16.42    11/22/02
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         362         451        409        385        339
----------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                              $  9.37     $  9.73    $  6.04    $  7.60    $  8.69     10/6/00
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       1,844       1,846      1,811      2,024      1,954
----------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------
  Unit value                              $ 10.90     $ 11.78    $  8.08    $ 11.43    $ 15.16      5/1/06
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          16          47         74        110        171
----------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                              $ 11.75     $ 16.51    $  6.96    $ 10.45    $ 11.65      5/1/06
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          42         151        168        205        186
----------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                              $ 10.44     $ 11.04    $ 11.32    $ 11.06    $ 11.53    11/22/02
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         232         262        303        284        279
----------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                              $ 13.52     $ 15.41    $  8.41    $ 11.38    $ 12.43     5/18/01
----------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         260         291        273        307        259
----------------------------------------------------------------------------------------------------------


                                APPENDIX I: CONDENSED FINANCIAL INFORMATION  I-4

--------------------------------------------------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                        ----------------------------------------------------
                                            2001      2002       2003       2004       2005
--------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------
  Unit value                             $  5.20     $ 3.36    $  4.29    $  4.77    $  5.14
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        108        187        295        362        434
--------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------
  Unit value                             $ 10.08     $ 8.57    $ 10.89    $ 12.20    $ 12.72
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        371        433        487        584        636
--------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------
  Unit value                             $ 10.05     $ 8.43    $ 11.08    $ 12.90    $ 14.20
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        232        374        431        513        715
--------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------
  Unit value                                  --         --         --         --         --
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         --         --         --         --
--------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------
  Unit value                                  --         --         --         --         --
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         --         --         --         --
--------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------
  Unit value                             $  9.97     $ 7.76    $ 11.18    $ 12.99    $ 13.38
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         38         79        157        219        237
--------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------
  Unit value                                  --         --         --         --         --
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         --         --         --         --
--------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------
  Unit value                                  --         --         --    $ 10.85    $ 11.94
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         --         --        115        147
--------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
--------------------------------------------------------------------------------------------
  Unit value                                  --         --         --         --         --
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         --         --         --         --
--------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
--------------------------------------------------------------------------------------------
  Unit value                                  --         --         --         --         --
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         --         --         --         --
--------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
--------------------------------------------------------------------------------------------
  Unit value                                  --         --         --         --         --
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         --         --         --         --
--------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
--------------------------------------------------------------------------------------------
  Unit value                                  --         --         --         --         --
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         --         --         --         --
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                        ----------------------------------------------------- INCEPTION
                                           2006       2007       2008       2009       2010      DATE
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                             $  5.49    $  6.28    $  3.83    $  5.17    $  5.92     5/1/00
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        446        510        547        641        655
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                             $ 15.27    $ 14.42    $  8.09    $  9.74    $ 10.98    5/18/01
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        697        714        653        687        645
-------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                             $ 15.80    $ 15.39    $  9.20    $ 12.50    $ 15.31     8/1/97
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        663        638        580        583        481
-------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------
  Unit value                                  --         --         --    $ 10.00    $ 10.00     1/1/09
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         --         --        624        980
-------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------
  Unit value                             $ 10.23    $ 11.27    $ 10.71    $ 11.56    $ 11.66     5/1/06
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          8         32        119        160        185
-------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                             $ 15.59    $ 15.14    $  9.87    $ 12.45    $ 15.66    5/18/01
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        312        307        284        289        299
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------
  Unit value                                  --         --    $  7.72    $  8.47    $  9.03    5/18/01
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         --          4         51        101
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------
  Unit value                             $ 12.67    $ 14.82    $  7.76    $ 12.30    $ 14.48    5/14/04
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        157        172        177        223        235
-------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                  --    $ 10.15    $  6.98    $  8.40    $  9.30     5/1/07
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         44        113        168        218
-------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                  --    $ 10.14    $  6.52    $  8.03    $  8.99     5/1/07
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --         12        123        155        230
-------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                  --    $ 10.12    $  6.20    $  7.79    $  8.78     5/1/07
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          6         15         31         46
-------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                  --    $ 10.11    $  5.87    $  7.50    $  8.49     5/1/07
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         --          2         12         31         38
-------------------------------------------------------------------------------------------------------



I-5  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Statement of additional information



--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                           PAGE
Who is AXA Equitable?                                                                         2

Funding of the Program                                                                        2

Your responsibilities as employer                                                             2

Procedures for withdrawals, distributions and transfers                                       2

Provisions of the plans                                                                       4

Investment restrictions and certain investment techniques applicable to the                   7
  AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and
  AllianceBernstein Balanced Funds

Portfolio holdings policy for the Pooled Separate Accounts                                    7

Fund transactions                                                                             8

Investment management and accounting fee                                                      9

Portfolio managers' information (AllianceBernstein Growth Equity Fund, AllianceBernstein     10
  Mid Cap Growth Fund and AllianceBernstein Balanced Fund)

Investment professional conflict of interest disclosure                                      14

Portfolio manager compensation                                                               14

Distribution of the contracts                                                                15

Custodian and independent registered public accounting firm                                  15

Our management                                                                               16

Financial statements index                                                                   23

Financial statements                                                                      FSA-1


CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To:  AXA Equitable Life Insurance Company
     Box 4875
     Syracuse, NY 13221
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


Please send me a copy of the Statement of Additional Information for the Members Retirement Program prospectus dated May 1, 2011.



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                                               State           Zip


--------------------------------------------------------------------------------
Copyright 2011 by AXA Equitable Life Insurance Company. All rights reserved.






                                                                          e13535

          Supplement dated May 1, 2011 to Prospectus dated May 1, 2011
    ------------------------------------------------------------------------


                          MEMBERS RETIREMENT PROGRAMS

                          funded under contracts with
                      AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 Avenue of the Americas, New York, New York 10104
                        Toll-Free Telephone 800-223-5790


                       ----------------------------------

                           VARIABLE ANNUITY BENEFITS

                       ----------------------------------


           This Prospectus Supplement should be read and retained for future reference by Participants in the Members Retirement
                     Programs who are considering variable
                   annuity payment benefits after retirement.


                This Prospectus Supplement is not authorized for
                 distribution unless accompanied or preceded by
                    the Prospectus dated May 1, 2011 for the
                    appropriate Members Retirement Program.


------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                              RETIREMENT BENEFITS

         When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election.

         Life Annuity - annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

         Life Annuity Period Certain - an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

         Joint and Survivor Annuity - Period Certain - an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

         When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Applicable premium taxes will be deducted.

Annuity payments may be fixed or variable.

         FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity. If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

         VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the "Fund"), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

         The amounts of variable annuity payments are determined as follows:
Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

         Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

         The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 5-3/4% and to the actual investment experience of the Fund.

         Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

         Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

         This table shows the Annuity Unit Values with an assumed base rate of return of 5-3/4%.

                First Business Day of          Annuity Unit Value
                ---------------------          ------------------
                     October 1988                   $3.5444
                     October 1989                   $4.8357
                     October 1990                   $3.8569
                     October 1991                   $5.4677
                     October 1992                   $5.1818
                     October 1993                   $6.3886
                     October 1994                   $6.1563
                     October 1995                   $7.4970
                     October 1996                   $8.0828
                     October 1997                  $11.0300
                     October 1998                   $7.5963
                     October 1999                   $9.8568
                     October 2000                  $10.6810
                     October 2001                   $7.3761
                     October 2002                   $5.3455
                     October 2003                   $6.3322
                     October 2004                   $6.7242
                     October 2005                   $7.4953
                     October 2006                   $6.9450
                     October 2007                   $7.9366
                     October 2008                   $6.4923
                     October 2009                   $5.1077
                     October 2010                   $5.3931
                                                    -------

                                    THE FUND

         The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.

         For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 2011 prospectus and the Statement of Additional Information.

                               INVESTMENT MANAGER

The Manager

         We, AXA Equitable Funds Management Group, LLC, act as Investment Manager to the Fund. As such, we have complete discretion over Fund assets and we invest and reinvest these assets in accordance with the investment policies described in our May 1, 2011 prospectus and Statement of Additional Information.

         We are a New York stock life insurance company with our Home Office at 1290 Avenue of the Americas, New York, New York 10104. Founded in 1859, we are one of the largest insurance companies in the United States. AXA Equitable is an indirect wholly-owned subsidiary of our sole stockholder AXA Financial, Inc. AXA Financial, Inc. and its subsidiaries managed assets of approximately $575.3 billion as of December 31, 2010, including third party assets of $417.6 billion.

Investment Management

         In providing investment management to the Fund, we currently use the personnel and facilities of our majority owned subsidiary, AllianceBernstein Management L.P. ("AllianceBernstein"), for portfolio selection and transaction services. For a description of AllianceBernstein, see our May 1, 2011 Members Retirement Program prospectus.

Fund Transactions

         The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by AllianceBernstein/AXA Equitable and receive commissions paid by the Fund. For 2010, 2009 and 2008, the Fund paid $4,537, $39,453 and $348,431, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the Fund in our May 1, 2011 Statement of Additional Information.

                              FINANCIAL STATEMENTS

                  The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Retirement Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.


Separate Account No. 4 (Pooled):                                     Page

Report of Independent Registered Public Accounting Firm              FSA-1

        Statement of Assets and Liabilities,
             December 31, 2010                                       FSA-2

        Statement of Operations for the Year Ended
             December 31, 2010                                       FSA-3

        Statements of Changes in Net Assets for the Years Ended
             December 31, 2010 and 2009                              FSA-4

        Portfolio of Investments
             December 31, 2010                                       FSA-5

        Notes to Financial Statements                                FSA-14

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AXA Equitable Life Insurance Company and Contractowners of Separate Account No. 4 of AXA Equitable Life Insurance
Company:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2010, and the results of its operations and the changes in its net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 25, 2011

                                     FSA-1
                                                                          x03557

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2010
--------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
  Common stocks and rights -- at value (cost: $52,947,368)...........$74,094,883
  Short-term debt securities -- at value (amortized cost: $158,634)..    158,634
Cash.................................................................     99,618
Interest and dividends receivable....................................     61,466
Fees receivable from Contractowners..................................      2,563
--------------------------------------------------------------------------------
Total assets......................................................... 74,417,164
--------------------------------------------------------------------------------
LIABILITIES:
Due to AXA Equitable's General Account...............................    625,965
Variation margin due to broker.......................................        225
Accrued custody fees.................................................     18,014
Administrative fees payable..........................................     27,629
Asset management fee payable.........................................     11,662
Accrued expenses.....................................................     84,056
--------------------------------------------------------------------------------
Total liabilities....................................................    767,551
--------------------------------------------------------------------------------
NET ASSETS...........................................................$73,649,613
================================================================================
Amount retained by AXA Equitable in Separate Account No. 4...........$ 2,632,135
Net assets attributable to contract owners........................... 42,247,914
Net Assets allocated to contracts in payout period................... 28,769,564
--------------------------------------------------------------------------------
NET ASSETS...........................................................$73,649,613
================================================================================

                                       UNITS OUTSTANDING    UNIT VALUES
                                      ------------------- --------------
Institutional.........................        4,288      $ 8,880.54
RIA...................................        4,764          823.87
MRP...................................       89,622          323.88
EPP...................................        3,064          854.84

The accompanying notes are an integral part of these financial statements.

                                     FSA-2

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS
DECEMBER 31, 2010

 INVESTMENT INCOME (NOTE 2):
 Dividends (net of foreign taxes withheld of $68)..............$ 1,177,505
 Interest......................................................        305
 -------------------------------------------------------------------------
 Total investment income.......................................  1,177,810
 -------------------------------------------------------------------------
 EXPENSES (NOTE 6):
 Asset management fees.........................................    (86,976)
 Custody fees..................................................    (51,431)
 Other operating expense charges...............................     (3,508)
 -------------------------------------------------------------------------
 Total expenses................................................   (141,915)
 -------------------------------------------------------------------------
 Net investment income.........................................  1,035,895
 -------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
 Realized gain from security transactions......................  5,912,756
 Realized gain on futures contracts............................     10,915
 Change in unrealized appreciation of investments..............  3,507,537
 Change in unrealized appreciation on futures contracts........      4,241
 -------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...............  9,435,449
 -------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS.........$10,471,344
 =========================================================================
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED         YEAR ENDED
                                                                                         DECEMBER 31, 2010   DECEMBER 31, 2009
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income..................................................................    $   1,035,895      $     971,379
Net realized gain (loss) on investments and foreign currency transactions..............        5,923,671         (8,236,908)
Change in unrealized appreciation of investments.......................................        3,511,778         30,242,854
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to operations..................................       10,471,344         22,977,325
------------------------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER TRANSACTIONS:
Contributions..........................................................................        7,545,250          5,347,288
Withdrawals............................................................................      (20,251,205)       (17,293,999)
Asset management fees (Note 6).........................................................          (50,312)           (87,355)
Administrative fees (Note 6)...........................................................         (354,359)          (334,989)
------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contractowner transactions..................      (13,110,626)       (12,369,055)
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to AXA Equitable's transactions................            4,703                 --
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS......................................................       (2,634,579)        10,608,270
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD....       76,284,192         65,675,922
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..........    $  73,649,613      $  76,284,192
==============================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-4

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010
--------------------------------------------------------------------------------
COMPANY                                           SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 100.6%
INFORMATION TECHNOLOGY - 30.9%
COMMUNICATIONS EQUIPMENT - 3.7%
Ciena Corp.(a)............................         1,000       $  21,050
Cisco Systems, Inc.(a)....................        64,300       1,300,789
F5 Networks, Inc.(a)......................           900         117,144
Harris Corp...............................         1,400          63,420
JDS Uniphase Corp.(a).....................         2,400          34,752
Juniper Networks, Inc.(a).................         5,860         216,351
Polycom, Inc.(a)..........................           900          35,082
QUALCOMM, Inc.............................        18,420         911,606
                                                               ---------
                                                               2,700,194
                                                               ---------
COMPUTERS & PERIPHERALS - 7.7%
Apple, Inc.(a)............................        10,251       3,306,563
Dell, Inc.(a).............................        19,150         259,482
Diebold, Inc..............................           150           4,808
EMC Corp.(a)..............................        23,050         527,845
Hewlett-Packard Co........................        26,350       1,109,335
NCR Corp.(a)..............................         1,800          27,666
NetApp, Inc.(a)...........................         3,900         214,344
QLogic Corp.(a)...........................         1,250          21,275
SanDisk Corp.(a)..........................         2,600         129,636
Seagate Technology(a).....................         3,950          59,368
Western Digital Corp.(a)..................           550          18,645
                                                               ---------
                                                               5,678,967
                                                               ---------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.5%
Amphenol Corp. - Class A..................         1,900         100,282
Arrow Electronics, Inc.(a)................           150           5,138
AVX Corp..................................            50             772
Corning, Inc..............................         2,150          41,538
Dolby Laboratories, Inc. - Class A(a)                650          43,355
FLIR Systems, Inc.(a).....................         1,650          49,087
Ingram Micro, Inc. - Class A(a)...........           100           1,909
Itron, Inc.(a)............................           450          24,952
Jabil Circuit, Inc........................         1,400          28,126
National Instruments Corp.................           600          22,584
Trimble Navigation Ltd.(a)................         1,350          53,905
                                                               ---------
                                                                 371,648
                                                               ---------
INTERNET SOFTWARE & SERVICES - 3.0
Akamai Technologies, Inc.(a)..............         2,000          94,100
eBay, Inc.(a).............................         4,900         136,367
Equinix, Inc.(a)..........................           550          44,693
Google, Inc. - Class A(a).................         2,770       1,645,297
IAC/InterActiveCorp.(a)...................           300           8,610
Monster Worldwide, Inc.(a)................           650          15,360
VeriSign, Inc.............................         2,000          65,340
VistaPrint NV(a)..........................           450          20,700
WebMD Health Corp. - Class A(a)...........           672          34,312
Yahoo!, Inc.(a)...........................         6,550         108,926
                                                               ---------
                                                               2,173,705
                                                               ---------

--------------------------------------------------------------------------------
COMPANY                                           SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
IT SERVICES - 5.8%
Accenture PLC.............................         6,900       $ 334,581
Alliance Data Systems Corp.(a)............           650          46,170
Amdocs Ltd.(a)............................           600          16,482
Automatic Data Processing, Inc............         5,700         263,796
Booz Allen Hamilton Holding
    Corp.(a)..............................           117           2,273
Broadridge Financial Solutions, Inc......          1,300          28,509
Cognizant Technology Solutions
    Corp. - Class A(a)....................         3,350         245,521
DST Systems, Inc..........................           400          17,740
Fiserv, Inc.(a)...........................         1,150          67,344
Gartner, Inc.(a)..........................           750          24,900
Genpact Ltd.(a)...........................           650           9,880
Global Payments, Inc......................           900          41,589
International Business Machines
    Corp..................................        14,500       2,128,020
Lender Processing Services, Inc...........         1,050          30,996
Mastercard, Inc. - Class A................         1,100         246,521
NeuStar, Inc. - Class A(a)................           800          20,840
Paychex, Inc..............................         3,600         111,276
SAIC, Inc.(a).............................         3,430          54,400
Teradata Corp.(a).........................         1,900          78,204
Visa, Inc. - Class A......................         5,300         373,014
Western Union Co. (The) - Class W.........         7,550         140,204
                                                               ---------
                                                               4,282,260
                                                               ---------
OFFICE ELECTRONICS - 0.0%
Zebra Technologies Corp. -
    Class A(a)............................           300          11,397
                                                               ---------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Advanced Micro Devices, Inc.(a)...........         2,550          20,859
Altera Corp...............................         3,350         119,193
Analog Devices, Inc.......................         3,300         124,311
Applied Materials, Inc....................        15,100         212,155
Atheros Communications, Inc.(a)...........           750          26,940
Atmel Corp.(a)............................         4,600          56,672
Avago Technologies Ltd....................         1,150          32,740
Broadcom Corp. - Class A..................         5,600         243,880
Cree, Inc.(a).............................         1,200          79,068
Cypress Semiconductor Corp.(a)............         1,750          32,515
Intel Corp................................        42,790         899,874
Intersil Corp. - Class A..................           400           6,108
KLA-Tencor Corp...........................           100           3,864
Lam Research Corp.(a).....................         1,450          75,081
Linear Technology Corp....................         2,500          86,475
Marvell Technology Group Ltd.(a)..........         6,050         112,227
Maxim Integrated Products, Inc............         3,350          79,127
MEMC Electronic Materials, Inc.(a)........         1,050          11,823
Microchip Technology, Inc.................         2,000          68,420
National Semiconductor Corp...............         2,400          33,024
Novellus Systems, Inc.(a).................           900          29,088

                                      FSA-5

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 (CONTINUED)
--------------------------------------------------------------------------------
COMPANY                                             SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
NVIDIA Corp.(a).............................         6,400       $   98,560
ON Semiconductor Corp.(a)...................         4,800           47,424
PMC - Sierra, Inc.(a).......................           100              859
Rambus, Inc.(a).............................         1,150           23,552
Silicon Laboratories, Inc.(a)...............           550           25,311
Skyworks Solutions, Inc.(a).................         1,900           54,397
SunPower Corp. - Class A(a).................           350            4,491
Teradyne, Inc.(a)...........................         1,950           27,378
Texas Instruments, Inc......................         6,200          201,500
Varian Semiconductor Equipment
    Associates, Inc.(a).....................           800           29,576
Xilinx, Inc.................................         2,850           82,593
                                                                 ----------
                                                                  2,949,085
                                                                 ----------
SOFTWARE - 6.2%
Activision Blizzard, Inc....................         1,500           18,660
Adobe Systems, Inc.(a)......................         5,860          180,371
ANSYS, Inc.(a)..............................         1,000           52,070
Autodesk, Inc.(a)...........................         2,550           97,410
BMC Software, Inc.(a).......................         2,000           94,280
CA, Inc.....................................         3,500           85,540
Cadence Design Systems, Inc.(a).............         2,950           24,367
Citrix Systems, Inc.(a).....................         2,050          140,240
Compuware Corp.(a)..........................         1,400           16,338
Electronic Arts, Inc.(a)....................         3,450           56,511
Factset Research Systems, Inc...............           550           51,568
Informatica Corp.(a)........................         1,000           44,030
Intuit, Inc.(a).............................         3,100          152,830
McAfee, Inc.(a).............................         1,700           78,727
MICROS Systems, Inc.(a).....................           850           37,281
Microsoft Corp.(b)..........................        57,700        1,610,984
Nuance Communications, Inc.(a)..............         2,550           46,359
Oracle Corp.................................        42,900        1,342,770
Red Hat, Inc.(a)............................         2,100           95,865
Rovi Corp.(a)...............................         1,150           71,312
Salesforce.com, Inc.(a).....................         1,300          171,600
Solera Holdings, Inc........................           750           38,490
Symantec Corp.(a)...........................           800           13,392
Synopsys, Inc.(a)...........................           100            2,691
VMware, Inc. - Class A(a)...................           800           71,128
                                                                 ----------
                                                                  4,594,814
                                                                 ----------
                                                                 22,762,070
                                                                 ----------
CONSUMER DISCRETIONARY - 15.0%
AUTO COMPONENTS - 0.8%
Autoliv, Inc................................           350           27,629
BorgWarner, Inc.(a).........................         1,200           86,832
Federal-Mogul Corp.(a)......................            50            1,033
Gentex Corp.................................         1,550           45,818
Goodyear Tire & Rubber Co. (The)(a).........         2,700           31,995
Johnson Controls, Inc.......................         7,100          271,220
Lear Corp.(a)...............................           200           19,742

--------------------------------------------------------------------------------
COMPANY                                             SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
TRW Automotive Holdings Corp.(a)...........            550       $   28,985
WABCO Holdings, Inc.(a).....................           750           45,697
                                                                 ----------
                                                                    558,951
                                                                 ----------
AUTOMOBILES - 1.0%
Ford Motor Co.(a)...........................        37,550          630,464
Harley-Davidson, Inc........................         2,650           91,876
Tesla Motors, Inc.(a).......................           120            3,196
Thor Industries, Inc........................           300           10,188
                                                                 ----------
                                                                    735,724
                                                                 ----------
DISTRIBUTORS - 0.0%
LKQ Corp.(a)................................         1,600           36,352
                                                                 ----------
DIVERSIFIED CONSUMER SERVICES - 0.3%
Apollo Group, Inc. - Class A(a).............         1,450           57,260
Career Education Corp.(a)...................           650           13,475
DeVry, Inc..................................           700           33,586
Education Management Corp.(a)...............           250            4,525
H&R Block, Inc..............................         1,350           16,079
Hillenbrand, Inc............................           650           13,527
ITT Educational Services, Inc.(a)...........           350           22,291
Strayer Education, Inc......................           210           31,966
Weight Watchers International, Inc.........            300           11,247
                                                                 ----------
                                                                    203,956
                                                                 ----------
HOTELS, RESTAURANTS & LEISURE - 3.3%
Bally Technologies, Inc.(a).................           550           23,205
Brinker International, Inc..................           950           19,836
Carnival Corp...............................         1,850           85,303
Chipotle Mexican Grill, Inc. -
    Class A(a)..............................           400           85,064
Choice Hotels International, Inc............            50            1,914
Darden Restaurants, Inc.....................         1,600           74,304
International Game Technology...............         3,300           58,377
International Speedway Corp.................           100            2,617
Las Vegas Sands Corp.(a)....................         3,500          160,825
Marriott International, Inc. - Class A.....          3,078          127,860
McDonald's Corp.............................        12,150          932,634
MGM Resorts International(a)................           500            7,425
Panera Bread Co. - Class A(a)...............           400           40,484
Royal Caribbean Cruises Ltd.(a).............           600           28,200
Starbucks Corp..............................         8,300          266,679
Starwood Hotels & Resorts
    Worldwide, Inc..........................         2,100          127,638
Wendy's/Arby's Group, Inc. - Class A........         1,400            6,468
WMS Industries, Inc.(a).....................           600           27,144
Wynn Resorts Ltd............................           850           88,264
Yum! Brands, Inc............................         5,250          257,512
                                                                 ----------
                                                                  2,421,753
                                                                 ----------
HOUSEHOLD DURABLES - 0.3%
Fortune Brands, Inc.........................           200           12,050
Garmin Ltd..................................            50            1,550

                                      FSA-6

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 (CONTINUED)
--------------------------------------------------------------------------------
COMPANY                                          SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
Harman International Industries,
    Inc.(a)..............................           400       $   18,520
Leggett & Platt, Inc.....................           950           21,622
Mohawk Industries, Inc.(a)...............           100            5,676
NVR, Inc.(a).............................           100           69,102
Tempur-Pedic International, Inc.(a).....            750           30,045
Tupperware Brands Corp...................           650           30,985
Whirlpool Corp...........................           400           35,532
                                                              ----------
                                                                 225,082
                                                              ----------
INTERNET & CATALOG RETAIL - 1.4%
Amazon.com, Inc.(a)......................         3,950          711,000
Expedia, Inc.............................           900           22,581
NetFlix, Inc.(a).........................           500           87,850
Priceline.com, Inc.(a)...................           600          239,730
                                                              ----------
                                                               1,061,161
                                                              ----------
LEISURE EQUIPMENT & PRODUCTS - 0.2%
Hasbro, Inc..............................         1,500           70,770
Mattel, Inc..............................         2,350           59,761
                                                              ----------
                                                                 130,531
                                                              ----------
MEDIA - 1.7%
CBS Corp. - Class B......................           850           16,193
DIRECTV(a)...............................         9,321          372,188
Discovery Communications, Inc. -
    Class A(a)...........................         2,300           95,910
DreamWorks Animation SKG, Inc.(a)........           800           23,576
Interpublic Group of Cos., Inc.
    (The)(a).............................         5,500           58,410
John Wiley & Sons, Inc. - Class A........           500           22,620
Lamar Advertising Co.(a).................           150            5,976
Madison Square Garden, Inc.(a)...........           200            5,156
McGraw-Hill Cos., Inc. (The).............         2,450           89,204
Meredith Corp............................           100            3,465
Morningstar, Inc.........................           250           13,270
News Corp. - Class A.....................         5,350           77,896
Omnicom Group, Inc.......................         2,800          128,240
Regal Entertainment Group - Class A......           200            2,348
Scripps Networks Interactive, Inc. -
    Class A..............................         1,000           51,750
Sirius XM Radio, Inc.(a).................        43,750           71,750
Thomson Reuters Corp.....................         1,350           50,315
Time Warner, Inc.........................         2,650           85,250
Viacom, Inc. - Class B...................         1,350           53,473
                                                              ----------
                                                               1,226,990
                                                              ----------
MULTILINE RETAIL - 1.3%
Big Lots, Inc.(a)........................           850           25,891
Dollar General Corp.(a)..................           750           23,003
Dollar Tree, Inc.(a).....................         1,475           82,718
Family Dollar Stores, Inc................         1,550           77,050
JC Penney Co., Inc.......................           800           25,848

--------------------------------------------------------------------------------
COMPANY                                          SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
Kohl's Corp.(a)..........................         2,550       $  138,567
Macy's, Inc..............................           400           10,120
Nordstrom, Inc...........................         1,900           80,522
Target Corp..............................         8,250          496,072
                                                              ----------
                                                                 959,791
                                                              ----------
SPECIALTY RETAIL - 3.7%
Aaron's, Inc.............................           375            7,646
Abercrombie & Fitch Co. - Class A........           800           46,104
Advance Auto Parts, Inc..................           950           62,843
Aeropostale, Inc.(a).....................         1,000           24,640
American Eagle Outfitters, Inc...........           500            7,315
AutoNation, Inc.(a)......................           250            7,050
AutoZone, Inc.(a)........................           350           95,406
Bed Bath & Beyond, Inc.(a)...............         3,000          147,450
Best Buy Co., Inc........................         3,600          123,444
CarMax, Inc.(a)..........................         2,500           79,700
Chico's FAS, Inc.........................         1,950           23,459
Dick's Sporting Goods, Inc.(a)...........           950           35,625
Gap, Inc. (The)..........................         4,250           94,095
Guess?, Inc..............................           750           35,490
Home Depot, Inc..........................        19,050          667,893
J Crew Group, Inc.(a)....................           650           28,041
Limited Brands, Inc......................         3,000           92,190
Lowe's Cos., Inc.........................        12,300          308,484
O'Reilly Automotive, Inc.(a).............         1,600           96,672
Office Depot, Inc.(a)....................           300            1,620
PetSmart, Inc............................         1,300           51,766
Ross Stores, Inc.........................         1,400           88,550
Staples, Inc.............................         8,150          185,575
Tiffany & Co.............................         1,450           90,291
TJX Cos., Inc............................         4,550          201,974
Tractor Supply Co........................           800           38,792
Urban Outfitters, Inc.(a)................         1,350           48,344
Williams-Sonoma, Inc.....................         1,050           37,475
                                                              ----------
                                                               2,727,934
                                                              ----------
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Coach, Inc...............................         3,400          188,054
Fossil, Inc.(a)..........................           650           45,812
Hanesbrands, Inc.(a).....................         1,050           26,670
NIKE, Inc. - Class B.....................         4,100          350,222
Phillips-Van Heusen Corp.................           600           37,806
Polo Ralph Lauren Corp. - Class A........           700           77,644
                                                              ----------
                                                                 726,208
                                                              ----------
                                                              11,014,433
                                                              ----------
INDUSTRIALS - 13.5%
AEROSPACE & DEFENSE - 3.1%
Alliant Techsystems, Inc.(a).............           400           29,772
Boeing Co. (The).........................         6,950          453,557
Goodrich Corp............................           450           39,632
Honeywell International, Inc.............         8,600          457,176

                                      FSA-7

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 (CONTINUED)
--------------------------------------------------------------------------------
COMPANY                                           SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
Lockheed Martin Corp......................         2,750       $ 192,252
Precision Castparts Corp..................         1,650         229,696
Rockwell Collins, Inc.....................           900          52,434
Spirit Aerosystems Holdings, Inc. -
    Class A(a)............................           150           3,122
TransDigm Group, Inc.(a)..................           600          43,206
United Technologies Corp..................         9,650         759,648
                                                               ---------
                                                               2,260,495
                                                               ---------
AIR FREIGHT & LOGISTICS - 1.5%
CH Robinson Worldwide, Inc................         1,900         152,361
Expeditors International of
    Washington, Inc.......................         2,400         131,040
FedEx Corp................................         2,250         209,272
United Parcel Service, Inc. - Class B              8,050         584,269
UTI Worldwide, Inc........................           900          19,080
                                                               ---------
                                                               1,096,022
                                                               ---------
AIRLINES - 0.3%
AMR Corp.(a)..............................         1,200           9,348
Copa Holdings Sa - Class A................           250          14,710
Delta Air Lines, Inc.(a)..................         8,850         111,510
Southwest Airlines Co.....................         1,100          14,278
United Continental Holdings, Inc.(a).....          3,027          72,103
                                                               ---------
                                                                 221,949
                                                               ---------
BUILDING PRODUCTS - 0.1%
Armstrong World Industries, Inc...........            50           2,150
Lennox International, Inc.................           550          26,009
Masco Corp................................         1,200          15,192
Owens Corning(a)..........................           650          20,248
USG Corp.(a)..............................           300           5,049
                                                               ---------
                                                                  68,648
                                                               ---------
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Avery Dennison Corp.......................            50           2,117
Copart, Inc.(a)...........................           750          28,012
Corrections Corp. of America(a)...........           200           5,012
Covanta Holding Corp......................            50             860
Iron Mountain, Inc........................         2,000          50,020
KAR Auction Services, Inc.(a).............            50             690
Pitney Bowes, Inc.........................         1,600          38,688
Republic Services, Inc. - Class A.........         1,050          31,353
RR Donnelley & Sons Co....................           100           1,747
Stericycle, Inc.(a).......................           950          76,874
Waste Connections, Inc....................           975          26,842
                                                               ---------
                                                                 262,215
                                                               ---------
CONSTRUCTION & ENGINEERING - 0.1%
Aecom Technology Corp.(a).................           350           9,790
Chicago Bridge & Iron Co. NV(a)...........           450          14,805
Fluor Corp................................           150           9,939
Jacobs Engineering Group, Inc.(a).........           830          38,055
KBR, Inc..................................           100           3,047

--------------------------------------------------------------------------------
COMPANY                                           SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
Shaw Group, Inc. (The)(a).................           500       $  17,115
                                                               ---------
                                                                  92,751
                                                               ---------
ELECTRICAL EQUIPMENT - 1.4%
AMETEK, Inc...............................         1,778          69,767
Babcock & Wilcox Co.(a)...................         1,000          25,590
Cooper Industries PLC.....................         1,850         107,837
Emerson Electric Co.......................         8,450         483,086
First Solar, Inc.(a)......................           700          91,098
General Cable Corp.(a)....................           200           7,018
Hubbell, Inc. - Class B...................           300          18,039
Regal-Beloit Corp.........................           400          26,704
Rockwell Automation, Inc..................         1,650         118,321
Roper Industries, Inc.....................         1,050          80,252
Thomas & Betts Corp.(a)...................           100           4,830
                                                               ---------
                                                               1,032,542
                                                               ---------
INDUSTRIAL CONGLOMERATES - 1.7%
3M Co.....................................         8,050         694,715
Carlisle Cos., Inc........................            50           1,987
General Electric Co.......................        27,850         509,376
Textron, Inc..............................         1,500          35,460
Tyco International Ltd....................           800          33,152
                                                               ---------
                                                               1,274,690
                                                               ---------
MACHINERY - 4.0%
Bucyrus International, Inc. - Class A.....           900          80,460
Caterpillar, Inc..........................         7,050         660,303
CNH Global NV(a)..........................            50           2,387
Cummins, Inc..............................         2,250         247,522
Danaher Corp..............................         5,580         263,209
Deere & Co................................         4,550         377,877
Donaldson Co., Inc........................           850          49,538
Dover Corp................................         1,350          78,907
Eaton Corp................................           550          55,831
Flowserve Corp............................           600          71,532
Gardner Denver, Inc.......................           600          41,292
Graco, Inc................................           700          27,615
Harsco Corp...............................            50           1,416
IDEX Corp.................................           700          27,384
Illinois Tool Works, Inc..................         4,950         264,330
Joy Global, Inc...........................         1,150          99,762
Kennametal, Inc...........................           700          27,622
Lincoln Electric Holdings, Inc............           500          32,635
Manitowoc Co., Inc. (The).................         1,450          19,010
Navistar International Corp.(a)...........           850          49,224
Oshkosh Corp.(a)..........................         1,000          35,240
PACCAR, Inc...............................         4,150         238,293
Pall Corp.................................         1,300          64,454
Parker Hannifin Corp......................           550          47,465
Pentair, Inc..............................           500          18,255
SPX Corp..................................           100           7,149
Timken Co.................................           750          35,798

                                      FSA-8

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 (CONTINUED)
--------------------------------------------------------------------------------
COMPANY                                            SHARES         U.S. $ VALUE
------------------------------------------- ------------------- ---------------
Toro Co. (The).............................           400       $  24,656
Valmont Industries, Inc....................           300          26,619
Wabtec Corp................................           100           5,289
                                                                ---------
                                                                2,981,074
                                                                ---------
MARINE - 0.0%
Kirby Corp.(a).............................            50           2,203
                                                                ---------
PROFESSIONAL SERVICES - 0.3%
Dun & Bradstreet Corp......................           600          49,254
FTI Consulting, Inc.(a)....................           350          13,048
IHS, Inc. - Class A(a).....................           600          48,234
Robert Half International, Inc.............         1,600          48,960
Towers Watson & Co.........................           100           5,206
Verisk Analytics, Inc. - Class A(a)........         1,157          39,431
                                                                ---------
                                                                  204,133
                                                                ---------
ROAD & RAIL - 0.3%
Con-way, Inc...............................            50           1,828
Hertz Global Holdings, Inc.(a).............         1,800          26,082
JB Hunt Transport Services, Inc............         1,000          40,810
Kansas City Southern(a)....................           650          31,109
Landstar System, Inc.......................           500          20,470
Ryder System, Inc..........................           350          18,424
Union Pacific Corp.........................           700          64,862
                                                                ---------
                                                                  203,585
                                                                ---------
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Fastenal Co................................         1,500          89,865
GATX Corp..................................           150           5,292
MSC Industrial Direct Co. -
    Class A................................           450          29,111
WESCO International, Inc.(a)...............           150           7,920
WW Grainger, Inc...........................           650          89,771
                                                                ---------
                                                                  221,959
                                                                ---------
                                                                9,922,266
                                                                ---------
ENERGY - 10.9%
ENERGY EQUIPMENT & SERVICES - 2.9%
Atwood Oceanics, Inc.(a)...................           100           3,737
Baker Hughes, Inc..........................         1,300          74,321
Cameron International Corp.(a).............         1,570          79,646
Core Laboratories NV.......................           500          44,525
Diamond Offshore Drilling, Inc.............           300          20,061
Dresser-Rand Group, Inc.(a)................           800          34,072
Exterran Holdings, Inc.(a).................            50           1,198
FMC Technologies, Inc.(a)..................         1,400         124,474
Halliburton Co.............................        10,250         418,507
McDermott International, Inc.(a)...........         2,000          41,380
Nabors Industries Ltd.(a)..................         1,250          29,325
Oil States International, Inc.(a)..........            50           3,205
Pride International, Inc.(a)...............           700          23,100
Rowan Cos., Inc.(a)........................           150           5,236
Schlumberger Ltd...........................        13,490       1,126,415

--------------------------------------------------------------------------------
COMPANY                                            SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
Superior Energy Services, Inc.(a)..........            50       $   1,750
Weatherford International Ltd.(a)..........         3,300          75,240
                                                                ---------
                                                                2,106,192
                                                                ---------
OIL, GAS & CONSUMABLE FUELS - 8.0%
Alpha Natural Resources, Inc.(a)...........           200          12,006
Arch Coal, Inc.............................         1,250          43,825
Atlas Energy, Inc.(a)......................           600          26,382
Chevron Corp...............................         1,200         109,500
Cimarex Energy Co..........................           950          84,103
Concho Resources, Inc.(a)..................         1,000          87,670
ConocoPhillips.............................         6,400         435,840
Consol Energy, Inc.........................         1,140          55,564
Continental Resources, Inc.(a).............           350          20,598
El Paso Corp...............................         1,450          19,952
EOG Resources, Inc.........................         2,900         265,089
EQT Corp...................................         1,500          67,260
EXCO Resources, Inc........................         1,650          32,043
Exxon Mobil Corp...........................        52,720       3,854,886
Forest Oil Corp.(a)........................           750          28,477
Frontline Ltd..............................           400          10,148
Holly Corp.................................           350          14,270
Marathon Oil Corp..........................         2,100          77,763
Murphy Oil Corp............................           300          22,365
Occidental Petroleum Corp..................         1,900         186,390
Petrohawk Energy Corp.(a)..................         2,400          43,800
Quicksilver Resources, Inc.(a).............            50             737
Range Resources Corp.......................         1,750          78,715
SandRidge Energy, Inc.(a)..................         2,350          17,202
SM Energy Co...............................           500          29,465
Southwestern Energy Co.(a).................         3,900         145,977
Ultra Petroleum Corp.(a)...................         1,650          78,820
Whiting Petroleum Corp.(a).................            50           5,860
Williams Cos., Inc. (The)..................         2,700          66,744
                                                                ---------
                                                                5,921,451
                                                                ---------
                                                                8,027,643
                                                                ---------
HEALTH CARE - 9.9%
BIOTECHNOLOGY - 1.7%
Alexion Pharmaceuticals, Inc.(a)...........         1,000          80,550
Amylin Pharmaceuticals, Inc.(a)............         1,600          23,536
BioMarin Pharmaceutical, Inc.(a)...........         1,100          29,623
Celgene Corp.(a)...........................         5,213         308,297
Dendreon Corp.(a)..........................         1,550          54,126
Genzyme Corp.(a)...........................         2,250         160,200
Gilead Sciences, Inc.(a)...................         9,433         341,852
Human Genome Sciences, Inc.(a).............         2,050          48,974
Myriad Genetics, Inc.(a)...................           950          21,698
Regeneron Pharmaceuticals, Inc.(a).........           750          24,623
Talecris Biotherapeutics Holdings
    Corp.(a)...............................           500          11,650
United Therapeutics Corp.(a)...............           600          37,932

                                      FSA-9

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 (CONTINUED)
--------------------------------------------------------------------------------
COMPANY                                            SHARES         U.S. $ VALUE
------------------------------------------- ------------------- ---------------
Vertex Pharmaceuticals, Inc.(a)............         2,250       $  78,817
                                                                ---------
                                                                1,221,878
                                                                ---------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
Alcon, Inc.................................           850         138,890
Alere, Inc.(a).............................           200           7,320
Baxter International, Inc..................         5,550         280,941
Becton Dickinson and Co....................         2,650         223,978
CareFusion Corp.(a)........................           350           8,995
Cooper Cos., Inc. (The)....................           100           5,634
Covidien PLC...............................         5,600         255,696
CR Bard, Inc...............................         1,050          96,358
DENTSPLY International, Inc................         1,650          56,381
Edwards Lifesciences Corp.(a)..............         1,300         105,092
Gen-Probe, Inc.(a).........................           600          35,010
Hill-Rom Holdings, Inc.....................           550          21,654
IDEXX Laboratories, Inc.(a)................           700          48,454
Intuitive Surgical, Inc.(a)................           500         128,875
Kinetic Concepts, Inc.(a)..................            50           2,094
Medtronic, Inc.............................         9,550         354,209
ResMed, Inc.(a)............................         1,700          58,888
St Jude Medical, Inc.(a)...................         3,650         156,037
Stryker Corp...............................         3,500         187,950
Teleflex, Inc..............................           100           5,381
Thoratec Corp.(a)..........................           600          16,992
Varian Medical Systems, Inc.(a)............         1,400          96,992
                                                                ---------
                                                                2,291,821
                                                                ---------
HEALTH CARE PROVIDERS & SERVICES - 1.9%
AmerisourceBergen Corp. - Class A.........          3,100         105,772
Brookdale Senior Living, Inc.(a)...........           100           2,141
Cardinal Health, Inc.......................         1,400          53,634
Community Health Systems, Inc.(a).........            700          26,159
DaVita, Inc.(a)............................         1,150          79,913
Emergency Medical Services
    Corp.(a)...............................           350          22,614
Express Scripts, Inc. - Class A(a).........         6,150         332,407
Health Management Associates, Inc.
    - Class A(a)...........................         2,800          26,712
Henry Schein, Inc.(a)......................         1,000          61,390
Laboratory Corp. of America
    Holdings(a)............................         1,200         105,504
Lincare Holdings, Inc......................         1,075          28,842
McKesson Corp..............................         1,350          95,013
Medco Health Solutions, Inc.(a)............         4,850         297,159
Mednax, Inc.(a)............................           550          37,010
Omnicare, Inc..............................           100           2,539
Patterson Cos., Inc........................         1,100          33,693
Quest Diagnostics, Inc.....................         1,350          72,860
Tenet Healthcare Corp.(a)..................         3,900          26,091
Universal Health Services, Inc. -
    Class B................................            50           2,171

--------------------------------------------------------------------------------
COMPANY                                            SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
VCA Antech, Inc.(a)........................           900       $  20,961
                                                                ---------
                                                                1,432,585
                                                                ---------
HEALTH CARE TECHNOLOGY - 0.2%
Allscripts-Misys Healthcare
    Solutions, Inc.(a).....................         1,250          24,088
Cerner Corp.(a)............................           750          71,055
Emdeon, Inc.(a)............................           200           2,708
SXC Health Solutions Corp.(a)..............           700          30,002
                                                                ---------
                                                                  127,853
                                                                ---------
LIFE SCIENCES TOOLS & SERVICES - 0.8%
Agilent Technologies, Inc.(a)..............         3,900         161,577
Charles River Laboratories
    International, Inc.(a).................           100           3,554
Covance, Inc.(a)...........................           700          35,987
Illumina, Inc.(a)..........................         1,400          88,676
Life Technologies Corp.(a).................         1,450          80,475
Mettler-Toledo International, Inc.(a).....            400          60,484
PerkinElmer, Inc...........................           550          14,201
Pharmaceutical Product
    Development, Inc.......................         1,150          31,211
Techne Corp................................           450          29,552
Waters Corp.(a)............................         1,050          81,595
                                                                ---------
                                                                  587,312
                                                                ---------
PHARMACEUTICALS - 2.2%
Abbott Laboratories........................        15,680         751,229
Allergan, Inc..............................         3,400         233,478
Eli Lilly & Co.............................         2,550          89,352
Hospira, Inc.(a)...........................         1,900         105,811
Johnson & Johnson..........................         4,650         287,602
Mylan, Inc.(a).............................         4,097          86,570
Perrigo Co.................................           900          56,997
Warner Chilcott PLC........................           950          21,432
                                                                ---------
                                                                1,632,471
                                                                ---------
                                                                7,293,920
                                                                ---------
CONSUMER STAPLES - 9.5%
BEVERAGES - 2.7%
Brown-Forman Corp. - Class B...............           950          66,139
Coca-Cola Co. (The)........................        17,650       1,160,840
Coca-Cola Enterprises, Inc.................         2,150          53,815
Dr Pepper Snapple Group, Inc...............           800          28,128
Hansen Natural Corp.(a)....................           650          33,982
PepsiCo, Inc...............................        10,437         681,849
                                                                ---------
                                                                2,024,753
                                                                ---------
FOOD & STAPLES RETAILING - 2.5%
BJ's Wholesale Club, Inc.(a)...............            50           2,395
Costco Wholesale Corp......................         4,950         357,439
CVS Caremark Corp..........................         1,700          59,109
Kroger Co. (The)...........................           400           8,944
Sysco Corp.................................         6,650         195,510

                                     FSA-10

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 (CONTINUED)
--------------------------------------------------------------------------------
COMPANY                                          SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.....................        13,272       $ 715,759
Walgreen Co..............................        10,000         389,600
Whole Foods Market, Inc.(a)..............         1,600          80,944
                                                              ---------
                                                              1,809,700
                                                              ---------
FOOD PRODUCTS - 0.9%
Campbell Soup Co.........................         1,250          43,437
ConAgra Foods, Inc.......................           500          11,290
Flowers Foods, Inc.......................           300           8,073
General Mills, Inc.......................         4,400         156,596
Green Mountain Coffee Roasters,
    Inc.(a)..............................         1,200          39,432
Hershey Co. (The)........................         1,000          47,150
HJ Heinz Co..............................         1,450          71,717
Kellogg Co...............................         2,600         132,808
McCormick & Co., Inc.....................           700          32,571
Mead Johnson Nutrition Co. -
    Class A..............................           350          21,788
Sara Lee Corp............................         5,300          92,803
                                                              ---------
                                                                657,665
                                                              ---------
HOUSEHOLD PRODUCTS - 1.2%
Church & Dwight Co., Inc.................           850          58,667
Clorox Co................................         1,500          94,920
Colgate-Palmolive Co.....................         4,600         369,702
Kimberly-Clark Corp......................         3,700         233,248
Procter & Gamble Co. (The)...............         1,900         122,227
                                                              ---------
                                                                878,764
                                                              ---------
PERSONAL PRODUCTS - 0.4%
Alberto-Culver Co. - Class B.............           200           7,408
Avon Products, Inc.......................         4,800         139,488
Estee Lauder Cos., Inc. (The) -
    Class A..............................         1,250         100,875
Herbalife Ltd............................           650          44,441
                                                              ---------
                                                                292,212
                                                              ---------
TOBACCO - 1.8%
Altria Group, Inc........................        13,600         334,832
Philip Morris International, Inc.........        17,527       1,025,855
                                                              ---------
                                                              1,360,687
                                                              ---------
                                                              7,023,781
                                                              ---------
MATERIALS - 5.3%
CHEMICALS - 2.9%
Air Products & Chemicals, Inc............         2,400         218,280
Airgas, Inc..............................         1,000          62,460
Albemarle Corp...........................         1,000          55,780
Ashland, Inc.............................           100           5,086
Celanese Corp. - Class A.................         1,700          69,989
CF Industries Holdings, Inc..............           635          85,820
Eastman Chemical Co......................           200          16,816

--------------------------------------------------------------------------------
COMPANY                                          SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
Ecolab, Inc..............................         2,650       $ 133,613
EI du Pont de Nemours & Co...............         3,500         174,580
FMC Corp.................................           600          47,934
International Flavors & Fragrances,
    Inc..................................           850          47,251
Lubrizol Corp............................           750          80,160
Monsanto Co..............................         6,100         424,804
Mosaic Co. (The).........................         1,800         137,448
Nalco Holding Co.........................         1,450          46,313
PPG Industries, Inc......................           350          29,425
Praxair, Inc.............................         3,500         334,145
RPM International, Inc...................           650          14,365
Scotts Miracle-Gro Co. (The) -
    Class A..............................           550          27,924
Sherwin-Williams Co. (The)...............           700          58,625
Sigma-Aldrich Corp.......................         1,250          83,200
Valspar Corp.............................           100           3,448
                                                              ---------
                                                              2,157,466
                                                              ---------
CONSTRUCTION MATERIALS - 0.1%
Eagle Materials, Inc.....................           400          11,300
Martin Marietta Materials, Inc...........           550          50,732
                                                              ---------
                                                                 62,032
                                                              ---------
CONTAINERS & PACKAGING - 0.1%
Ball Corp................................           250          17,012
Crown Holdings, Inc.(a)..................         1,750          58,415
Owens-Illinois, Inc.(a)..................           500          15,350
Temple-Inland, Inc.......................           200           4,248
                                                              ---------
                                                                 95,025
                                                              ---------
METALS & MINING - 2.1%
AK Steel Holding Corp....................           150           2,456
Alcoa, Inc...............................         1,650          25,393
Allegheny Technologies, Inc..............         1,100          60,698
Carpenter Technology Corp................           450          18,108
Cliffs Natural Resources, Inc............         1,550         120,915
Compass Minerals International,
    Inc..................................           400          35,708
Freeport-McMoRan Copper & Gold,
    Inc..................................         5,323         639,239
Newmont Mining Corp......................         5,400         331,722
Nucor Corp...............................         1,550          67,921
Reliance Steel & Aluminum Co.............           100           5,110
Royal Gold, Inc..........................           100           5,463
Schnitzer Steel Industries, Inc. -
    Class A..............................            50           3,320
Southern Copper Corp.....................         1,850          90,169
Titanium Metals Corp.(a).................           900          15,462
United States Steel Corp.................           300          17,526
Walter Energy, Inc.......................           500          63,920
                                                              ---------
                                                              1,503,130
                                                              ---------

                                     FSA-11

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 (CONTINUED)
--------------------------------------------------------------------------------
COMPANY                                            SHARES         U.S. $ VALUE
------------------------------------------- ------------------- ---------------
PAPER & FOREST PRODUCTS - 0.1%
International Paper Co.....................         3,800       $ 103,512
                                                                ---------
                                                                3,921,165
                                                                ---------
FINANCIALS - 4.7%
CAPITAL MARKETS - 1.6%
Affiliated Managers Group, Inc.(a).........           550          54,571
Ameriprise Financial, Inc..................           600          34,530
BlackRock, Inc. - Class A..................           360          68,609
Charles Schwab Corp. (The).................        11,060         189,237
Eaton Vance Corp...........................         1,300          39,299
Federated Investors, Inc. - Class B........           600          15,702
Franklin Resources, Inc....................         1,700         189,057
Greenhill & Co., Inc.......................           350          28,588
Invesco Ltd................................         1,500          36,090
Janus Capital Group, Inc...................           100           1,297
Lazard Ltd. - Class A......................         1,000          39,490
LPL Investment Holdings, Inc.(a)...........            44           1,600
Morgan Stanley.............................         5,350         145,573
Northern Trust Corp........................         1,080          59,843
SEI Investments Co.........................         1,600          38,064
T Rowe Price Group, Inc....................         2,950         190,393
TD Ameritrade Holding Corp.................         2,600          49,374
Waddell & Reed Financial, Inc. -
    Class A................................           900          31,761
                                                                ---------
                                                                1,213,078
                                                                ---------
COMMERCIAL BANKS - 0.0%
Bank of Hawaii Corp........................           200           9,442
                                                                ---------
CONSUMER FINANCE - 0.7%
American Express Co........................        11,819         507,272
Green Dot Corp.(a).........................            50           2,837
                                                                ---------
                                                                  510,109
                                                                ---------
DIVERSIFIED FINANCIAL SERVICES - 0.3%
CBOE Holdings, Inc.........................            60           1,372
Interactive Brokers Group, Inc.............           100           1,782
IntercontinentalExchange, Inc.(a)..........           900         107,235
Moody's Corp...............................         2,250          59,715
MSCI, Inc. - Class A(a)....................         1,200          46,752
NASDAQ OMX Group, Inc. (The)(a)............            50           1,185
NYSE Euronext..............................           550          16,489
                                                                ---------
                                                                  234,530
                                                                ---------
INSURANCE - 1.0%
ACE Ltd....................................           550          34,237
Aflac, Inc.................................         5,000         282,150
AON Corp...................................           600          27,606
Arch Capital Group Ltd.(a).................            50           4,403
Arthur J Gallagher & Co....................           200           5,816
Axis Capital Holdings Ltd..................           400          14,352
Brown & Brown, Inc.........................           600          14,364
Endurance Specialty Holdings Ltd...........            50           2,304

--------------------------------------------------------------------------------
COMPANY                                            SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
Erie Indemnity Co. - Class A...............           250       $  16,367
Genworth Financial, Inc. - Class A(a)                 950          12,483
Hartford Financial Services Group,
    Inc....................................           350           9,272
Marsh & McLennan Cos., Inc.................         5,550         151,737
MetLife, Inc...............................         2,250          99,990
Travelers Cos., Inc. (The).................           600          33,426
Validus Holdings Ltd.......................           100           3,061
                                                                ---------
                                                                  711,568
                                                                ---------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%
AMB Property Corp..........................           150           4,757
Apartment Investment &
    Management Co. - Class A...............           550          14,212
Digital Realty Trust, Inc..................           900          46,386
Equity Residential.........................           200          10,390
Essex Property Trust, Inc..................           150          17,133
Federal Realty Investment Trust............           450          35,068
General Growth Properties, Inc.............         2,250          34,830
Plum Creek Timber Co., Inc.................           750          28,087
ProLogis...................................           250           3,610
Public Storage.............................         1,450         147,059
Rayonier, Inc..............................           300          15,756
Simon Property Group, Inc..................         2,269         225,743
UDR, Inc...................................           100           2,352
Ventas, Inc................................           500          26,240
Vornado Realty Trust.......................           200          16,666
                                                                ---------
                                                                  628,289
                                                                ---------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
CB Richard Ellis Group, Inc. -
    Class A(a).............................         3,150          64,512
Howard Hughes Corp. (The)(a)...............           221          12,027
Jones Lang LaSalle, Inc....................           500          41,960
St Joe Co. (The)(a)........................           900          19,665
                                                                ---------
                                                                  138,164
                                                                ---------
THRIFTS & MORTGAGE FINANCE - 0.0%
Capitol Federal Financial, Inc.............            45             539
Hudson City Bancorp, Inc...................           380           4,841
                                                                ---------
                                                                    5,380
                                                                ---------
                                                                3,450,560
                                                                ---------
TELECOMMUNICATION SERVICES - 0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Frontier Communications Corp...............         4,250          41,353
Level 3 Communications, Inc.(a)............         7,150           7,007
tw telecom, Inc.(a)........................         1,700          28,985
Windstream Corp............................         2,200          30,668
                                                                ---------
                                                                  108,013
                                                                ---------
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
American Tower Corp. - Class A(a)..........         4,500         232,380
Clearwire Corp. - Class A(a)...............         1,300           6,695

                                     FSA-12

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 (CONCLUDED)

--------------------------------------------------------------------------------
COMPANY                                    SHARES   U.S. $ VALUE
--------------------------------------------------------------------------------
Crown Castle International Corp.(a).....  3,200    $  140,256
MetroPCS Communications, Inc.(a)........  1,350        17,050
NII Holdings, Inc. - Class B(a).......... 1,500        66,990
SBA Communications Corp. -
    Class A(a)........................... 1,300        53,222
                                                   ----------
                                                      516,593
                                                   ----------
                                                      624,606
                                                   ----------
UTILITIES - 0.1%
ELECTRIC UTILITIES - 0.1%
ITC Holdings Corp........................   450        27,891
                                                   ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.0%
Calpine Corp.(a)......................... 1,750        23,345
Ormat Technologies, Inc..................   100         2,958
                                                   ----------
                                                       26,303
                                                   ----------
                                                       54,194
                                                   ----------
Total Common Stocks
    (cost $52,947,144)...................          74,094,638
                                                   ----------
RIGHTS - 0.0%
HEALTH CARE - 0.0%
BIOTECHNOLOGY - 0.0%
Celgene Corp.(a)
    (cost $224)..........................    50           245
                                                   ----------
Total Common Stocks and Rights
    (cost $52,947,368)...................          74,094,883
                                                   ----------


-------------------------------------------------------------
                                    PRINCIPAL
                                     AMOUNT
COMPANY                               (000)     U.S. $ VALUE
-------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.2%
TIME DEPOSIT - 0.2%
JP Morgan Nassau
   0.10%, 1/03/11
   (cost $158,634)................    $159      $   158,634
                                                -----------
TOTAL INVESTMENTS - 100.8%
   (cost $53,106,002).............               74,253,517
Other assets less liabilities - (0.8)%             (603,904)
                                                -----------
NET ASSETS - 100.0%...............              $73,649,613
                                                ===========

FUTURES CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     UNREALIZED
                                        NUMBER OF         EXPIRATION         NOTIONAL              VALUE AT         APPRECIATION
  TYPE                                  CONTRACTS            MONTH             VALUE          DECEMBER 31, 2010     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASED CONTRACTS
S&P 500 Index Mini................      3                 March 2011         $185,405         $187,950              $2,545

(a)  Non-income producing security.

(b) Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $396,464 as of December 31, 2010.

     Glossary:
     REIT - Real Estate Investment Trust

     The accompanying notes are an integral part of these financial statements.

                                     FSA-13

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

    --------------------------------
      NOTES TO FINANCIAL STATEMENTS ------------------------------
      DECEMBER 31, 2010             !
    --------------------------------

1. Organization

   Separate Account No. 4 (Pooled) (the "Fund" or "Account") of AXA Equitable Life Insurance Company ("AXA Equitable"), was established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out any other business of AXA Equitable. These financial statements reflect the financial position and results of operations of Separate Account No. 4. Annuity contracts issued by AXA Equitable for which the Account is the funding vehicles are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the "Plans"). Institutional Contracts reflect investments in the Fund by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   The Contractowners invest in Separate Account No. 4 under the following respective names:

                                POOLED SEPARATE ACCOUNT FUNDS*
                                -------------------------------
     RIA
     Separate Account No. 4   The AllianceBernstein Common Stock Fund

     MRP
     Separate Account No. 4   The AllianceBernstein Growth Equity Fund

     EPP
     Separate Account No. 4   The AllianceBernstein Common Stock Fund

     INSTITUTIONAL
     Separate Account No. 4   Growth Stock Account

     *    As defined in the respective Prospectus of the Plans.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. The excess of assets over reserves and other contract liabilities, if any, in Separate Account No. 4 may be transferred to AXA Equitable's General Account. AXA Equitable's General Account is subject to creditor rights.

   The amount retained by AXA Equitable in Separate Account No. 4 arises principally from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to contract owners. Amounts retained by AXA Equitable are not subject to charges for expense risks, asset-based administration charges and distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Accounts.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.


                                     FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

    ------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED) ------------------------------ DECEMBER 31, 2010
    ------------------------------------------

2. Significant Accounting Policies (Continued)

   Investment securities for Separate Account No. 4 are valued as follows:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price.

   Foreign securities not traded directly, or in American Depositary Receipt
   (ADR) form in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted bid prices.

   Long-term (i.e., maturing in more than a year) publicly traded corporate bonds are valued at bid prices obtained from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances where AXA Equitable and AllianceBernstein L.P. ("Alliance") deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Short-term debt securities purchased directly by the Fund, that mature in 60 days or less, are valued at amortized cost that approximates fair value. Short-term debt securities, that mature in more than 60 days are valued at representative quoted prices.

   Investment Transactions:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Account are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets

                                     FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

    -------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED) ----------------------------- DECEMBER 31, 2010
    -------------------------------------------

2. Significant Accounting Policies (Continued)

   of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Fund do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   Futures Contracts:

   Futures contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Account No. 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred.

   When the futures contract is closed, the Account records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Account may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the prices of futures contracts, interest rates and the underlying hedged assets.

   For the year ended December 31, 2010, the average monthly original value of futures contracts held in Separate Account No. 4 was $304,730.

   Market and Credit Risk:

   Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Account bears the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Separate Account's futures transactions.

   Contracts in Payout:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

                                     FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

    -------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED) ------------------------------ DECEMBER 31, 2010
    -------------------------------------------

2. Significant Accounting Policies (Concluded)

   Other assets and liabilities:

   Amounts due to/from the General Account or receivable/payable for policy related transactions represent receivables/payables for policy related transactions predominately related to premiums, surrenders and death benefits.

   Contract Payments and Withdrawals:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account). The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Fund by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.


3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investment and receivable assets of the Account have been classified as Level 1. See Portfolio of Investments for classification of Investments.

                                     FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

    -------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED) ------------------------------ DECEMBER 31, 2010
    -------------------------------------------

4. Purchases and Sales on Investments

   Investment Security Transactions

   For the year ended December 31, 2010, investment security transactions, excluding short-term debt securities, were as follows for Separate Account No. 4:

                                      PURCHASES           SALES
                                  ----------------- ----------------
                                      STOCKS AND       STOCKS AND
             FUND                  DEBT SECURITIES   DEBT SECURITIES
   -----------------------------------------------------------------
   Separate Account No. 4........     21,944,196       33,403,702

5. Related Party Transactions

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for Separate Account No. 4. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC (AXA Advisors) is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industrial Regulatory Authority ("FINRA").

   The contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.


6. Asset Charges
   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   RIA

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holder (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   Investment Management Fee:

   An annual rate of 0.08% of the net assets attributable to RIA units is assessed for the AllianceBernstein Common Stock Fund. Prior to February 17, 2009, the effective annual rate for AllianceBernstein Common Stock Fund was 0.50%. The disclosure of the effective rate in these financial statements has been revised from the previously

                                     FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

    -------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED) ------------------------------ DECEMBER 31, 2010
    -------------------------------------------

6. Asset Charges (Continued)

   issued financial statements to reflect this change.

   Administrative Fees:

   Contracts investing in the Fund are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) by a direct payment. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Fund are paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Fund. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

   The below discusses expenses related to Separate Accounts No. 4:

o Program Expense Charge-- Effective January 1, 2009, AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Account. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

   Prior to January 1, 2009, the Program expense charge was assessed as a daily charge at an annual rate of 1.00% of the net assets of the Separate Account and was reflected as a reduction of unit value.

o Investment Management Fees--An expense charge is made daily at an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund. Prior to February 17, 2009, the effective annual rate for

                                     FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

    -------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED) ------------------------------ DECEMBER 31, 2010
    -------------------------------------------

6. Asset Charges (Continued)

   AllianceBernstein Growth Equity Fund was 0.50%. The disclosure of the effective rate in these financial statements has been revised from the previously issued financial statements to reflect this change.

o Direct Operating and Other Expenses--In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports.

o A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   The December 31, 2009 statement of operations incorrectly included other operating expense charges relating to MRP units that should have been presented in the statement of changes in net assets as deductions from net assets for administrative fees. The amount shown incorrectly was $255,396 for Separate Account No. 4. The net investment income (loss) and the decrease in net assets from contractowner transactions for administrative fees appearing in the accompanying statement of changes in net assets for the year ended December 31, 2009 have been revised accordingly. This error had no effect on expense ratios, unit values, or total returns shown in note 8.

   EPP

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   Investment Management Fee:

   An annual rate of 0.08% of the total plan and trust net assets is deducted daily for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value. Prior to February 17, 2009, the effective annual rate for AllianceBernstein Common Stock Fund was 0.25%. The disclosure of the effective rate in these financial statements has been revised from the previously issued financial statements to reflect this change.
   Administrative Fees:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:


                                     FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

    -------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED) ------------------------------ DECEMBER 31, 2010
    -------------------------------------------

6. Asset Charges (Concluded)


     FOR TERMINATION OCCURRING IN:           WITHDRAWAL CHARGE:
     -----------------------------           -------------------
     Years 1 and 2............         3% of all Master Trust assets
     Years 3 and 4............         2% of all Master Trust assets
     Year 5...................         1% of all Master Trust assets
     After Year 5.............         No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Account No. 4 is charged for certain costs and expenses directly related to its operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   Asset Management Fees:

   Asset management fees are charged to clients investing in the Separate Accounts. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts. Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%. Prior to February 17, 2009, an effective annual rate for the Growth Stock Account was calculated in accordance with schedule set forth below. The disclosure of the effective rate in these financial statements has been revised from the previously issued financial statements to reflect this change.



            EACH CLIENT'S AGGREGATE INTEREST             ANNUAL RATE
           ----------------------------------           -------------
          Minimum Fee...........................            $5,000
          First $2 million......................          0.85 of 1%
          Next $3 million.......................          0.60 of 1%
          Next $5 million.......................          0.40 of 1%
          Next $15 million......................          0.30 of 1%
          Next $75 million......................          0.25 of 1%
          Excess over $100 million..............          0.20 of 1%

   Asset management fees are paid to AXA Equitable

   Administrative Fees:

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. Certain of these client contracts provide for administrative fees to be paid through a liquidation of units in Separate Account 2A. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Separate Account No. 4 is charged for certain costs and expenses directly related to its operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

                                     FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

    -------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED) ------------------------------ DECEMBER 31, 2010
    -------------------------------------------

7. Changes in Units Outstanding

   Accumulation units issued and redeemed during the year ended December 31, were (in thousands):



                                 ALLIANCEBERNSTEIN
                                 COMMON STOCK FUND
                                -------------------
                                   2010      2009
                                --------- ---------
RIA
Issued.........................    --        --
Redeemed.......................    (1)       (2)
                                  -----     -----
Net Increase (Decrease)........    (1)       (2)
                                  =====     =====



                                 ALLIANCEBERNSTEIN
                                GROWTH EQUITY FUND
                                -------------------
                                  2010      2009
                                -------- ----------
MRP
Issued.........................     23        20
Redeemed.......................    (33)      (23)
                                   ---       ---
Net Increase (Decrease)........    (10)       (3)
                                   =====    ======

                                ALLIANCEBERNSTEIN
                                COMMON STOCK FUND
                               --------------------
                                 2010       2009
                               --------  ----------
EPP
Issued......................... --           --
Redeemed....................... --          (1)
                                --         -----
Net Increase (Decrease)........ --          (1)
                               =====       =====


                                   GROWTH STOCK
                                      ACCOUNT
                                -------------------
                                   2010      2009
                                --------- ---------
INSTITUTIONAL
Issued.........................   --        --
Redeemed.......................   (1)       (2)
                                -----      -----
Net Increase (Decrease)........   (1)       (2)
                                =====      =====


8. Accumulation Unit Values

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

                                     FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

    -------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED) ------------------------------ DECEMBER 31, 2010
    -------------------------------------------

8. Accumulation Unit Values (Continued)

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Fund by contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Fund for the day and charges and expenses deducted by the Fund. Contract unit values (RIA, MRP and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. In addition, contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans as a percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Account No. 4 for the periods indicated.


                                                 YEARS ENDED DECEMBER 31,
                             ----------------------------------------------------------------
                                              UNITS
                                 UNIT      OUTSTANDING   NET ASSETS      TOTAL       EXPENSE
                                 VALUE        (000S)       (000S)       RETURN**     RATIO*
                             ------------ ------------- ------------ ------------- ----------
SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
-----------------------------------
  2010   RIA, 0.08% (a)      $   823.87   5             $  3,925       16.90%      0.15%
  2009   RIA, 0.08% (a)(b)   $   704.77   6             $  4,265       38.60%      0.27%
  2008   RIA, 0.50% (a)      $   508.49   7             $  3,809      (42.23)%     0.51%
  2007   RIA, 0.50% (a)      $   880.30   11            $ 10,082       13.46%      0.53%
  2006   RIA, 0.50% (a)      $   775.88   15            $ 11,854      ( 0.58)%     0.52%

  2010   EPP, 0.08% (a)      $   854.84   3             $  2,619       16.90%      0.15%
  2009   EPP, 0.08% (a)(b)   $   731.27   3             $  2,303       38.64%      0.24%
  2008   EPP, 0.25% (a)      $   527.45   4             $  2,341      (42.09)%     0.26%
  2007   EPP, 0.25% (a)      $   910.82   5             $  4,999       13.74%      0.28%
  2006   EPP, 0.25% (a)      $   800.76   12            $  9,730      ( 0.33)%     0.27%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
------------------------------------
  2010   MRP, 0.30% (a)      $   323.88   90            $ 29,027       16.65%      0.37%
  2009   MRP, 0.30% (a)(b)   $   277.66   100           $ 27,765       38.35%      0.48%
  2008   MRP, 1.56% (a)      $   200.69   103           $ 20,675      (42.87)%     1.57%
  2007   MRP, 1.53% (a)      $   351.25   111           $ 39,048       12.32%      1.56%
  2006   MRP, 1.50% (a)      $   312.73   125           $ 39,076      ( 1.57)%     1.52%

GROWTH STOCK ACCOUNT
--------------------
  2010   Institutional       $ 8,880.54   4             $ 38,080       16.99%      0.07%
  2009   Institutional       $ 7,590.76   5             $ 41,954       38.78%      0.15%
  2008   Institutional       $ 5,469.59   7             $ 38,789      (41.94)%     0.01%
  2007   Institutional       $ 9,421.32   25            $236,767       14.03%      0.03%
  2006   Institutional       $ 8,262.03   35            $288,072      ( 0.09)%     0.02%

(a) Contract charge as described in note 6 included in these financial statements.

(b) The disclosure of the effective rate of 0.50%, 0.50%, and 0.25% as of December 31, 2009 for Alliance Bernstein Common Stock Fund (RIA), AllianceBernstein Growth Equity Fund (MRP), and AllianceBernstein Common Stock Fund (EPP), respectively, were previously reported in error and have been revised.
                                     FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

    -------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED) ------------------------------ DECEMBER 31, 2010
    -------------------------------------------

8. Accumulation Unit Values (Concluded)

   * Expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values. The expense ratios previously reported incorrectly omitted the impact of direct operating expenses. The expense ratios have been revised to include such expenses. The reported unit values and total returns over the same periods reflected the correct expense ratio and require no revision.

   ** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return is calculated for each period indicated from the effective date through the end of the reporting period.


9. Investment Income Ratios

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Account No. 4. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                                             YEARS ENDED DECEMBER 31,
                              --------------------------------------------------
                                 2010       2009      2008       2007      2006
                               --------   --------  --------   -------   -------
   Separate Account No. 4.....   1.65%      1.70%     0.75%      0.68%     0.69%

10. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2010 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                     FSA-24

Members Retirement Program

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2011


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. You should read this SAI in conjunction with AXA Equitable's prospectus dated May 1, 2011 for the Members Retirement Program.


A copy of the prospectus to which this SAI relates is available at no charge by writing to AXA Equitable at Box 4875, Syracuse, New York 13221 or by calling our toll-free telephone number, in the U.S., 1-800-526-2701 or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.


Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2011 to which this SAI relates.




TABLE OF CONTENTS



                                                                           PAGE
                                                                         IN SAI
Who is AXA Equitable?                                                         2
Funding of the Program                                                        2
Your responsibilities as employer                                             2
Procedures for withdrawals, distributions and transfers                       2
Provisions of the plans                                                       4
Investment restrictions and certain investment techniques
   applicable to the AllianceBernstein Growth Equity,
   AllianceBernstein Mid Cap Growth and AllianceBernstein
   Balanced Funds                                                             7
Portfolio holdings policy for the Pooled Separate Accounts                    7
Fund transactions                                                             8
Investment management and accounting fee                                      9
Portfolio managers' information (AllianceBernstein Growth
   Equity Fund, AllianceBernstein Mid Cap Growth Fund
   and AllianceBernstein Balanced Fund)                                      10
Investment professional conflict of interest disclosure                      14
Portfolio manager compensation                                               14
Distribution of the contracts                                                15
Custodian and independent registered public accounting firm                  15
Our management                                                               16
Financial statements index                                                   23
Financial statements                                                      FSA-1



            Copyright 2011 by AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104.
                             All rights reserved.



                                                                          e13535

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly, through its wholly-owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly-owned subsidiary holding company, AXA Holdings Belgium SA.


FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by AXA Equitable. The Trustee holds the contract for the benefit of employers and participants in the Program.

YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt the Members Retirement Plan or the Volume Submitter Plan (together, the "Plans"), you as the employer and plan administrator will have certain responsibilities, including:

o sending us your contributions at the proper time and in the proper format (including contribution type and fiscal year);

o    maintaining all personnel records necessary for administering your plan;

o    determining who is eligible to receive benefits;

o forwarding to us and, when required signing, all the forms your employees are required to submit;

o distributing summary plan descriptions, confirmation notices, quarterly notices and participant annual reports to your employees and former employees;

o distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

o filing an annual information return for your plan with the Department of Labor, or Internal Revenue Service if required;

o providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

o determining the amount of all contributions for each participant in the plan;


o forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.) The Department of Labor, effective 1/14/2010, provides that if any employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.


o selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

o providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.


We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-526-2701 or write to us at Box 4875, Syracuse, New York 13221.

PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the Plans, self-employed persons generally may not receive a distribution prior to age 59-1/2, and employees generally may not receive a distribution prior to severance from employment. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59-1/2 even if you are still working, as long as you are 100% vested.


If the Plans are maintained as 401(k) plans and you are under age 59-1/2, you may withdraw your own 401(k) elective deferral contributions (either pre-tax or Roth), only if you demonstrate financial hardship within the meaning of applicable income tax regulations and the employer has elected this option on its adoption agreement. In a 401(k) plan, a distribution on account of a hardship is limited to the maximum distributable amount. That amount does not include earnings, qualified non-elective contributions and qualified matching contributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k)
plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your Account Balance under the Plans attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See "Tax information" in the prospectus. If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions", which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the "Benefit Distributions" discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See "Spousal Consent Requirement" later in this SAI.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain of the investment funds may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.

PLEASE NOTE THAT GENERALLY YOU MAY NOT MAKE WITHDRAWALS FROM THE GUARANTEED RATE ACCOUNTS PRIOR TO MATURITY, EVEN IF THE EMPLOYER PLAN PERMITS WITHDRAWALS PRIOR TO THAT TIME. SEE "PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA" BELOW.



BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under either of the Plans, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan, your employer must send us a request for disbursement form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan's trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits Form.


Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Account Executives can provide you or your employer with information.

MANDATORY CASHOUTS. The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must rollover such distribution to an individual retirement plan and must provide the plan participant with notice of such transfer.

DEATH BENEFITS. If a participant in either of the Plans dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) parents and (c) brothers and sisters. If none of them survives, the participant's vested benefit will be paid to the participant's estate.


ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING.

All "eligible rollover distributions" are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to a qualified plan, 403(b), 457 and traditional individual retirement arrangement (IRA). An "eligible rollover distribution" is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or
(2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

o   hardship withdrawals;

o   certain corrective distributions under Code Section 401(k) plans;

o   loans that are treated as distributions;

o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order;

o a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

o   required minimum distributions under Code Section 401(a)(9).

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution," we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. You may transfer amounts from other investment options to a GRA at any time. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan or make a hardship or in-service withdrawal. If your plan's assets are transferred to another funding vehicle from the Program or if your plan is terminated, we will continue to hold your money in GRAs until maturity. All such GRAs will be held in the Pooled Trust under the investment-only arrangement. See "Guaranteed Rate Accounts" in the prospectus.

We do not permit withdrawals before maturity unless your plan permits them and they are exempt or qualified, as we explain below. You may take exempt withdrawals without penalty at any time. Qualified withdrawals are subject to a penalty. We do not permit qualified withdrawals from a five-year GRA during the first two years after the end of its offering period. This rule does not apply if the amount of the applicable penalty is less than the interest you have accrued. If you have more than one GRA and you are taking a partial withdrawal or installments, we will first use amounts held in your most recently purchased three-year or five-year GRA that is available under the withdrawal rules for exempt and qualified withdrawals.

EXEMPT WITHDRAWAL. Amounts may be withdrawn without penalty from a GRA prior to its maturity if:

o you are a professional age 59-1/2 or older and you elect an installment payout of at least three years or an annuity benefit;

o you are not a professional and you attain age 59-1/2 or terminate employment;

o   you are disabled;

o   you attain age 70-1/2; or

o   you die.

If you are a participant under a plan which was adopted by an employer which is not a member of a professional association which makes the Program available as a benefit of membership, the above rules will be applied substituting the term "highly compensated" for

"professional" and "non-highly compensated" for "not a professional." For this purpose, "highly compensated" shall have the meaning set forth under "Provisions of the Plans--Contributions to the Plans" later in this SAI.

QUALIFIED WITHDRAWAL. You may withdraw amounts with a penalty from a GRA prior to its maturity if you are a professional and are taking payments upon retirement after age 59-1/2 under a distribution option of less than three years duration. The interest paid to you upon withdrawal will be reduced by an amount calculated as follows:

(i) the amount by which the three-year GRA rate being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times;

(ii)   the years and/or fraction of a year until maturity, times; and

(iii)  the amount withdrawn from the GRA.

We will make this calculation based on GRA rates without regard to deductions for the applicable Program expense charge. If the three-year GRA is not being offered at the time of withdrawal, the adjustment will be based on then current rates on U.S. Treasury notes or for a comparable option under the Program.

The interest rate adjustment will not reduce your proceeds below your contribution(s) to the GRA from which the withdrawal is taken plus interest of 1% per year. We make no adjustment if the current three-year GRA rate is equal to or less than the rate for the GRA from which we make the qualified withdrawal. We calculate a separate adjustment for each GRA. If the interest accumulated in one GRA is insufficient to recover the amount calculated under the formula, we will not deduct the excess from interest accumulated in any other GRAs of the same duration.

Example: You contribute $1,000 to a three-year GRA on January 1 with a rate of 4%. Two years later you make a qualified withdrawal. Your GRA balance is $1,082. The current GRA rate is 6%; (i) 6%-4%=2%, (ii) 2% X 1 year=2%, (iii) 2%
X $1,082=$21.64. The withdrawal proceeds would be $1,082-$21.64=$1,060.36.

MATURING GRAS. Your confirmation notice lists the maturity date for each GRA you hold.

You may arrange in advance for the reinvestment of your maturing GRAs by using AIMS or accessing the website on the Internet. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.)

o The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

o You may have different instructions for your GRAs attributable to employer contributions than for your GRAs attributable to employee contributions.

o If you did not provide GRA maturity instructions, your maturing GRAs will be allocated to the AXA Moderate Allocation Portfolio.


PROVISIONS OF THE PLANS

PLAN ELIGIBILITY REQUIREMENTS. Under the Plans, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed
21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor ("DOL") rules generally require that the employer contribute participants' salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor, effective 1/14/2010, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE PLANS. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts either of the Plans as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a nonforfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis "Roth 401(k)" option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59-1/2, death or disability.

For 2011, a "highly compensated" employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $110,000 from the business. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $16,500 for 2011 reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997

(SARSEPs), SIMPLE plans, employee contributions to tax deferred Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2011 is $11,500.

The additional "catch-up" elective deferral for 2011 is up to $5,500 which can be made by any employees who are at least age 50 at any time during 2011.

Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and (b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.

If the employer adopts the Members Retirement Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $245,000 in 2011 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The Federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2011, "key employee" means (a) an officer of the business with earnings of more than $160,000 or (b) an owner of more than 5% of the business, or (c) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.

Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only "highly compensated" employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that are based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.

Contributions (including forfeiture amounts) for each participant in 2011 may not exceed the lesser of (a) $49,000 and (b) 100% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.

Each participant's Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his Account Balance attributable to employer contributions and employer matching contributions.

The participant will receive quarterly notices and confirmation of certain transactions. The participant will also receive an annual statement showing the participant's Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or
(b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plan Document, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to the state income tax.

ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Account Investment Management System ("AIMS") or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer con-tributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral). IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION PORTFOLIO WHICH IS INTENDED TO BE
A QUALIFIED DEFAULT INVESTMENT ATERNATIVE UNDER DOL REGULATIONS. You may, of course, transfer to another investment option at any time, and provide us with contribution allocation instructions for future contributions.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan's fiduciary will not be subject to fiduciary liability under ERISA if the Plan's fiduciary makes investments in default investment options in accordance with rules provided by the DOL. DOL has published final regulations that, consistent with the Pension Protection Act of 2006, instruct the Plan sponsors that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan's fiduciary, the fiduciary must select qualified default investment alternatives as defined in the regulations and the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

THE PLANS AND SECTION 404(C) OF ERISA. The Plans are participant directed individual account plans designed to comply with the requirements of Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor
(DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

Plans intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the Plans provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the Plans. If a participant is "vested," the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is nonforfeitable at all times.


A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the Plans unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:
--------------------------------------------------------------------------------
               SCHEDULE A      SCHEDULE B      SCHEDULE C     SCHEDULE E
--------------------------------------------------------------------------------
 YEARS OF       VESTED          VESTED          VESTED         VESTED
  SERVICE     PERCENTAGE      PERCENTAGE      PERCENTAGE     PERCENTAGE
--------------------------------------------------------------------------------
     1             0%              0%              0%           100%
     2           100              20               0            100
     3           100              40             100            100
     4           100              60             100            100
     5           100              80             100            100
     6           100             100             100            100
--------------------------------------------------------------------------------
If the plan requires more than one year of service for participation in the plan, the plan must use Schedule E.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year "graded vesting" schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

None of the AllianceBernstein Mid Cap Growth, AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will:

o trade in foreign exchanges (except the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio;

o trade in commodities or commodity contracts (except the AllianceBernstein Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

o make an investment in order to exercise control or management over a company;

o underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

o make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

o purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges;

o have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund's assets;

o purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

o make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

o invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

The AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will not make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Growth Equity Fund will not purchase or write puts and calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment techniques may be used by the AllianceBernstein Balanced Fund:

Mortgage-related securities - The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and non-agency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized Mortgage Obligations - The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-though securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-Backed Securities - The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-U.S. Debt - The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Hedging Transactions - The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Zero-Coupon Bonds - The AllianceBernstein Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase Agreements - Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investments may be made in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the United States Government, its agencies or instrumentalities.

Foreign Currency Forward Contracts - The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

INVESTMENT RESTRICTIONS AND CERTAIN INVESTMENT TECHNIQUES APPLICABLE TO THE ALLIANCEBERNSTEIN GROWTH EQUITY, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

For an explanation of the investment restrictions applicable to all funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund, see "Investment Restrictions" in the applicable Trust Statement of Additional Information.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the "Separate Accounts") to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such informa-tion. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 15 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient not to trade on the non-public information. Neither AXA Equitable nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. We will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/ participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

FUND TRANSACTIONS


The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for securities brokers' commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by AllianceBernstein L.P. ("AllianceBernstein"). For 2010, 2009 and 2008, the AllianceBernstein Growth Equity Fund paid $4,537, $39,453 and $348,431, respectively, in brokerage commissions; the AllianceBernstein Mid Cap Growth Fund paid $32,947, $47,190 and $194,311, respectively, in brokerage commissions; and the AllianceBernstein Balanced Fund paid $14,764, $18,835 and $16,477, respectively, in brokerage commissions.


AllianceBernstein seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein and AXA Equitable. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as "low touch" trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

AllianceBernstein also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.


Brokers who provide research services may charge somewhat higher commissions than those who do not. However, AllianceBernstein selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the AllianceBernstein Growth Equity, AllianceBernstein Mid/Cap Growth and AllianceBernstein Balanced Funds during 2010, $0, $18,343 and $3,796, respectively, were paid to brokers providing research services on transactions of $55,347,898, $67,906,906 and $65,048,210, respectively.


AllianceBernstein periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts AllianceBernstein man-ages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by AllianceBernstein . AllianceBernstein has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that AllianceBernstein will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. AllianceBernstein may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.


Research information obtained by AllianceBernstein may be used in servicing all accounts under their management, including AXA Equitable's accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), AllianceBernstein seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, AllianceBernstein may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or AllianceBernstein may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts AllianceBernstein manages, we or AllianceBernstein may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.


OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust, see the statement of additional information for each Trust for information concerning the portfolio transactions of the Portfolios.



INVESTMENT MANAGEMENT AND ACCOUNTING FEE

The table below shows the amount we received under the investment management and financial accounting fee under the Program during each of the last three years. See "Fee table" section in the prospectus.


--------------------------------------------------------------------------------
 FUND                            2010           2009            2008
--------------------------------------------------------------------------------
AllianceBernstein Growth       $ 81,745       $ 75,582       $157,034
   Equity
--------------------------------------------------------------------------------
AllianceBernstein Mid Cap      $112,018       $ 82,728       $115,802
   Growth
--------------------------------------------------------------------------------
AllianceBernstein Balanced     $129,743       $118,006       $155,186
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN GROWTH EQUITY FUND, ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND ALLIANCEBERNSTEIN BALANCED FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.


------------------------------------------------------------------------------------------------------------------------------------
                ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 4 ("FUND")

                                  ALLIANCEBERNSTEIN L.P. ("ADVISER")

                                 INFORMATION AS OF DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                    (a)(2) For each person identified in column (a)(1), the number of other accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each category below
                                    ------------------------------------------------------------------------------------------------
                                        Registered           Other Pooled
                                        Investment            Investment                 Other
                                        Companies              Vehicles                Accounts
                                    ------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s)          Number   Total         Number    Total         Number    Total
       of the Adviser named            of     Assets          of      Assets          of      Assets
       in the prospectus            Accounts  ($MM)        Accounts   ($MM)        Accounts    ($MM)
------------------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo                       12     18,693          5         316           45      11,882
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 4 ("FUND")

                                  ALLIANCEBERNSTEIN L.P. ("ADVISER")

                                 INFORMATION AS OF DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                    (a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                           account
                                    ------------------------------------------------------------------------------------------------
                                       Registered            Other Pooled
                                       Investment             Investment                 Other
                                       Companies               Vehicles                Accounts
                                    ------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s)          Number   Total         Number    Total         Number    Total
        of the Adviser named           of     Assets          of      Asset           of      Assets
        in the prospectus           Accounts  ($MM)        Accounts   ($MM)        Accounts   ($MM)
------------------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo                       --       --            --        --            --         --
------------------------------------------------------------------------------------------------------------------------------------


For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

------------------------------------------------------------------------------------------------------------------------------------
                                         $10,001-   $50,001-   $100,001-   $500,001 -   OVER
 PORTFOLIO MANAGER   NONE   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo     X
------------------------------------------------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

Judith A. DeVivo -- Senior Vice President and Senior Portfolio Manager--Blend Solutions

Ms. DeVivo is a Senior Vice President and Senior Portfolio Manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York.

                               ----------------

------------------------------------------------------------------------------------------------------------------------------------
                ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 3 ("FUND")

                                  ALLIANCEBERNSTEIN L.P. ("ADVISER")

                                 INFORMATION AS OF DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                    (a)(2) For each person identified in column (a)(1), the number of other accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each category below
                                    ------------------------------------------------------------------------------------------------
                                       Registered            Other Pooled
                                       Investment             Investment                 Other
                                       Companies               Vehicles                Accounts
                                    ------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s)          Number   Total         Number    Total         Number    Total
       of the Adviser named            of     Assets          of      Assets          of      Assets
       in the Fund prospectus       Accounts  ($MM)        Accounts   ($MM)        Accounts   ($MM)
------------------------------------------------------------------------------------------------------------------------------------
John H. Fogarty                        3      18,693          1         1             4        498
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 3 ("FUND")

                                  ALLIANCEBERNSTEIN L.P. ("ADVISER")

                                 INFORMATION AS OF DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                    (a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                           account
                                    ------------------------------------------------------------------------------------------------
                                        Registered           Other Pooled
                                        Investment            Investment                 Other
                                        Companies              Vehicles                Accounts
                                    ------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s)          Number     Total       Number     Total        Number    Total
        of the Adviser named          of        Assets        of       Assets         of      Assets
        in the Fund prospectus      Accounts    ($MM)      Accounts    ($MM)       Accounts   ($MM)
------------------------------------------------------------------------------------------------------------------------------------
John H. Fogarty                        --         --        --          --            1       1,165
------------------------------------------------------------------------------------------------------------------------------------



Note: $MM means millions


For a description of any material conflicts, please see "Investment professional conflict of interest disclosure" later in the SAI.

For compensation information, please see "Portfolio manager compensation" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

------------------------------------------------------------------------------------------------------------------------------------
                                         $10,001-   $50,001-   $100,001-   $500,001 -   OVER
 PORTFOLIO MANAGER   NONE   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
John H. Fogarty      X
------------------------------------------------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal fundamental and quantitative research staff.

John H. Fogarty -- Senior Vice President, US Sector Head and Research Analyst

Mr. Fogarty joined the growth fundamental research team covering consumer stocks in 2007. He began his career at Alliance Capital in 1988 performing quantitative research while attending Columbia. Mr. Fogarty started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. He re-joined the firm in 2006 after spending nearly 3 years as a hedge fund manager at Dialectic Capital and Vardon Partners, respectively. Mr. Fogarty received his BA from Columbia University. CFA Charterholder.
Location: New York

------------------------------------------------------------------------------------------------------------------------------------
                ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 10 ("FUND")

                                  ALLIANCEBERNSTEIN L.P. ("ADVISER")

                                 INFORMATION AS OF DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                    (a)(2) For each person identified in column (a)(1), the number of other accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each category below
                                    ------------------------------------------------------------------------------------------------
                                        Registered           Other Pooled
                                        Investment            Investment                 Other
                                        Companies              Vehicles                Accounts
                                    ------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s)          Number   Total         Number    Total         Number    Total
       of the Adviser named            of     Assets          of      Assets          of      Assets
       in the prospectus            Accounts  ($MM)        Accounts   ($MM)        Accounts   ($MM)
------------------------------------------------------------------------------------------------------------------------------------
Alison Martier                         45      9,961          42       250            77       6,313
------------------------------------------------------------------------------------------------------------------------------------
Joshua Lisser                           9     15,802           5       316            45      11,882
------------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky                         107     13,103          85      2,917          174      10,779
------------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan                           46     10,203          50      4,807          186      52,274
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 10 ("FUND")

                                  ALLIANCEBERNSTEIN L.P. ("ADVISER")

                                 INFORMATION AS OF DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                    (a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                           account
                                    ------------------------------------------------------------------------------------------------
                                       Registered            Other Pooled
                                       Investment             Investment                 Other
                                       Companies               Vehicles                Accounts
                                    ------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s)          Number      Total      Number     Total        Number    Total
        of the Adviser named          of        Assets        of       Assets         of      Assets
        in the prospectus           Accounts    ($MM)      Accounts    ($MM)       Accounts   ($MM)
------------------------------------------------------------------------------------------------------------------------------------
Alison Martier                        --          --          --         --            1       130
------------------------------------------------------------------------------------------------------------------------------------
Joshua Lisser                         --          --          --         --           --        --
------------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky                          1          16           4        325            2       815
------------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan                          --          --          --         --            4     2,105
------------------------------------------------------------------------------------------------------------------------------------


For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):


------------------------------------------------------------------------------------------------------------------------------------
                                         $10,001-   $50,001-   $100,001-   $500,001 -   OVER
 PORTFOLIO MANAGER   NONE   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
Alison Martier       X(1)
------------------------------------------------------------------------------------------------------------------------------------
Joshua Lisser        X
------------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan         X
------------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky        X
------------------------------------------------------------------------------------------------------------------------------------



(1) Alison Martier does not own any shares in the Fund. While there are no insurance products ownership to report, Ms. Martier participates in the AXA Equitable Savings and Investment Plan and owns shares as follows:
     13,339.6006 shares in the AXA Target 2020.



AllianceBernstein Balanced Fund, Separate Account No. 10 ("Fund") is managed by the following team members:

Alison M. Martier -- Senior Vice President and Senior Portfolio Manager

Ms. Martier is a Senior Portfolio Manager and a member of the Rates & Currencies Research Review Team. She also serves as Director of the Fixed Income Senior Portfolio Manager Team. Prior to assuming her current role, Ms Martier served as Director of our US Core Fixed Income service from 2002 to 2007. She remains a member of the US Core Portfolio Management team. Ms. Martier joined the firm in 1993 from Equitable Capital. She joined Equitable as a trader in 1979 and has been a portfolio manager since 1983. Ms. Martier holds a BA from Northwestern University and an MBA from New York University's Graduate School of Business Administration. CFA Charterholder. Location: New York

Joshua B. Lisser -- Chief Investment Officer-Structured Equities

Mr. Lisser is the CIO-Structured Equities and is a member of the Blend Strategies team. He joined the firm in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining Alliance Capital, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies. Mr. Lisser received a BA from the State University of New York at Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.
Location: New York

Dokyoung Lee -- Director of Research -- Blend Strategies

Mr. Lee was appointed Director of Research in June 2008, in addition to his responsibilities as senior portfolio manager, a position he has held since 2005. From 2001 to 2005, Mr. Lee served on the Japan Value Investment Policy Group as a senior portfolio manager and senior quantitative analyst. Mr. Lee joined AllianceBernstein in 1994 as a quantitative analyst working on the US Small Cap Value team, and was named a portfolio manager for Emerging Markets Value in 1997. Previously, Mr. Lee was a consultant with Andersen Consulting and KPMG Peat Marwick. He earned a BSE from Princeton University. CFA Charterholder. Location: London

Shawn Keegan -- Vice President and Portfolio Manager

Mr. Keegan is the credit specialist for AllianceBernstein's multi-sector strategies. He is a member of the firm's Credit Research Review Team as well as the Credit and US Core Fixed Income Portfolio Management Teams. He joined the firm in 1993 as a portfolio assistant. He spent a year at Aladdin Capital as a trader before joining the US Core Fixed Income Team in early 2001. He holds a BS in Finance from Siena College. Location: New York

Greg Wilensky -- Senior Vice President and Portfolio Manager - US Core and Absolute Return

Mr. Wilensky is a member of the US Core and Absolute Return teams and also manages US Inflation-Linked Securities portfolios. In addition, Mr. Wilensky has been responsible for the firm's stable value business since 1998. Prior to joining AllianceBernstein as a portfolio manager in 1996, Mr. Wilensky was a treasury manager in the corporate finance group at AT&T Corp. He earned a BS in Business Administration from Washington University and an MBA from the University of Chicago. Member of the New York Society of Security Analysts. CFA Charterholder. Location: New York

Seth Masters -- Chief Investment Officer -- Blend Strategies & Defined Contribution

Mr. Masters is CIO -- AllianceBernstein Blend Strategies & Defined Contribution, having reassumed the role of CIO Blend Strategies in February 2009. He had previously held the position from the inception of the firm's Blend services in 2002 through June 2008, guiding them from creation to leading forces in the style-blend space. Seth has throughout remained a member of the Blend investment team. In June 2008, Mr. Masters was appointed to head up the newly formed Defined Contribution business unit, and he will continue his oversight of our firm's services in this area. He is also responsible for overseeing research on liability-driven investing, portable alpha, and risk mitigation strategies. Mr. Masters serves on AllianceBernstein's Management Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1994 and 2002, Mr. Masters was Chief Investment Officer for Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering banks, insurance companies, and other financial firms. Over the years, Mr. Masters has published numerous articles, including "Is There a Better Way to Rebalance?,""Emerging Markets: Managing the Impact of High Costs,""After the
Fall: The Case for Emerging Markets Revisited," and more recently "Is there a better way to fix benchmarks" and "The future of Defined Contribution Pension Plans." Prior to AllianceBernstein, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He earned a BA from Princeton University and an MPhil in economics from Oxford University. Location: New York

Judith A. DeVivo -- Senior Portfolio Manager -- Index Strategies

Ms. DeVivo is a senior vice president and senior portfolio manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York

Rajen Jadav -- Vice President and Portfolio Manager

Mr. Jadav is currently a portfolio manager in the Global Fixed Income team. Prior to joining the team, he managed several tax-exempt money market funds in the Money Market group. Prior to joining the firm, Mr. Jadav was a fund accountant at Bankers Trust. Mr. Jadav holds a MA from New York University in Economics and a BS from SUNY at Stony Brook in Business Management and Economics. CFA Charterholder. Location: New York

Patrick Rudden -- Head -- Blend Strategies

Mr. Rudden was appointed Head -- Blend Strategies in 2009. Prior to this appointment, he was Head of Institutional Investment Solutions within the Blend team. In addition, for over eight years Mr. Rudden served as a Senior Portfolio Manager for our Value Equities services, having joined the firm in 2001. Mr. Rudden has published numerous articles and research papers including, "What It Means to be a Value Investor", "An Integrated Approach to Asset Allocation" (with Seth Masters) and "Taking the Risk out of Defined Benefit Pension Plans:
The Lure of LDI" (with Drew Demakis). Previously, Mr. Rudden was a managing director and head of global equity research at BARRA RogersCasey, an investment-consulting firm. Mr. Rudden earned an MA from Oxford University and an MBA from Cornell University. He is a CFA charterholder. Location: London

Karen Watkin -- Portfolio Manager -- Index Strategies

Ms. Watkin is a vice president and portfolio manager for the Blend Strategies group. Prior to this appointment in June 2008 she was Manager of the Blend and Value Portfolio Management Group (PMG) in London from 2006. She joined the firm in 2003 as an Associate Portfolio Manager for the Value Equities business and in 2005 she joined the Blend Strategies group to set up the PMG in London to support the fast growing Blend business. Prior to joining AllianceBernstein Ms. Watkin worked as a Management Consultant in the Capital Markets group of Accenture for 3 years where she focused on a number of strategic front-office initiatives at top tier investment banks. She holds a B.A. in Economics with European Study from Exeter University and is a CFA Charterholder. Location:
London

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.


MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


ALLOCATING INVESTMENT OPPORTUNITIES


AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)  Discretionary incentive compensation in the form of an annual cash bonus:
      AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/ length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.


(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Awards Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.


CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.



DISTRIBUTION OF THE CONTRACTS

Employees of AXA Equitable perform all marketing and service functions under the contract. AXA Equitable pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


JPMorgan Chase Bank, N.A. is the custodian for the shares of the Investment Trusts owned by Separate Account Nos. 3, 4 and 10. There is no custodian for the shares of the Investment Trusts owned by Separate Account No. 66.

The financial statements of each Separate Account at December 31, 2010 and for each of the two years in the period ended December 31, 2010, and the consolidated financial statements of AXA Equitable at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

OUR MANAGEMENT

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.


 DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
AXA                                    September 1993); Chairman of the Board of AXA Financial (since April 1998); Vice
25, Avenue Matignon                    Chairman (February 1996 to April 1998). Chairman and Chief Executive Officer of AXA since
75008 Paris, France                    April 2010; prior thereto, Chairman of the Management Board (May 2000 to April 2010)
                                       and Chief Executive Officer of AXA (January 2000 to May 2002); Vice Chairman of AXA's
                                       Management Board (January 2000 to May 2001). Director or officer of various subsidiaries and affiliates of the AXA Group. Director of AllianceBernstein Corporation, the general partner of AllianceBernstein Holding and AllianceBernstein. A former Director of
                                       Donaldson, Lufkin and Jenrette ("DLJ") (July 1993 to November 2000).
--------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                          Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
AXA                                    February 1998). Member of AXA's Board of Directors and Deputy Chief Executive Officer
25, Avenue Matignon                    (since April 2010); prior thereto, Member of the AXA Management Board (February 2003 to
75008 Paris, France                    April 2010) and Chief Financial Officer (May 2003 through December 2009), prior thereto,
                                       Executive Vice President, Finance, Control and Strategy, AXA (January 2000 to May 2003);
                                       prior thereto Senior Executive Vice President, International (US-UK-Benelux) AXA (January
                                       1997 to January 2000); Member of the AXA Executive Committee (since January 2000);
                                       Director, AXA Financial (since November 2003), AllianceBernstein (since February 1996)
                                       and various AXA affiliated companies. Former Director of DLJ (February 1997 to November
                                       2000).
--------------------------------------------------------------------------------------------------------------------------------
Mary (Nina) Henderson                  Director, MONY Life and MONY America (since July 2004); Founder of Henderson Advisory
Henderson Advisory Consulting          Consulting (since January 2001); Retired Corporate Vice President, Core Business
425 East 86th Street, Apt. 12-C        Development of Bestfoods (June 1999 to December 2000). Prior thereto, President,
New York, NY 10028                     Bestfoods Grocery (formerly CPC International, Inc.) and Vice President, Bestfoods
                                       (1997 to 2000). Director and Chairperson of the Nominating & Governance Committee and
                                       Lead Director of DelMonte Foods Co., Director and Member of the Audit Committee of
                                       PACTIV Corporation and Royal Dutch Shell plc; Former Director, Hunt Corporation (1992 to
                                       2002); Director, AXA Financial and AXA Equitable (since December 1996).
--------------------------------------------------------------------------------------------------------------------------------
James F. Higgins                       Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
Morgan Stanley                         December 2002). Former Senior Advisor, Morgan Stanley (June 2000 to 2004);
Harborside Financial Center            Director/Trustee, Morgan Stanley Funds (since June 2000); Director, AXA Financial (since
Plaza Two, Second Floor                December 2002); President and Chief Operating Officer -- Individual Investor Group,
Jersey City, NJ 07311                  Morgan Stanley Dean Witter (June 1997 to June 2000); President and Chief Operating
                                       Officer -- Dean Witter Securities, Dean Witter Discover & Co. (1993 to May 1997);
                                       Director and Chairman of the Executive Committee, Georgetown University Board of Regents;
                                       Director, The American Ireland Fund; and a member of The American Association of Sover-
                                       eign Military Order of Malta.
--------------------------------------------------------------------------------------------------------------------------------
Scott D. Miller                        Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
SSA & Company                          Septem- ber 2002). Chief Executive Officer, (since February 2005) of SSA & Company. Prior
315 East Hopkins Avenue                thereto, President (May 2004 to February 2005). Prior thereto, Vice Chairman (March 2003
Aspen, CO 81611                        to May 2004), Hyatt Hotels Corporation; President (January 2000 to March 2003); Director,
                                       AXA Financial (since September 2002); NAVTEQ (May 2004 to 2009); Director, Interval
                                       International (January 1998 to June 2003); Executive Vice President, Hyatt Development
                                       Corporation (1997 to 2000); Director, Schindler Holdings, Ltd. (January 2002 to 2006).
--------------------------------------------------------------------------------------------------------------------------------
Joseph H. Moglia                       Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
TD Ameritrade Holding Corporation      November 2002). Chairman of the Board, TD Ameritrade Holding Corporation (since October
4211 South 102nd Street                2008). Served as President and Head Coach of the Omaha Nighthawks of the United Football
Omaha, NE 68127                        League. Prior thereto, served as Executive Advisor to the Head Football Coach at the
                                       University of Nebraska. Prior thereto, Chief Executive Officer (March 2001 to October
                                       2008); Director, AXA Financial (since November 2002); Senior Vice President, Merrill
                                       Lynch & Co., Inc. (1984 to March 2001).
--------------------------------------------------------------------------------------------------------------------------------

 DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin                         Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
1 Briarwood Lane                       March 1999); Special Assistant to the President, St. John's University (September 2003 to
Denville, NJ 07834                     June 2005); prior thereto, Dean, Peter J. Tobin College of Business, St. John's
                                       University (August 1998 to September 2003). Director, AllianceBernstein Corporation
                                       (since May 2000); CIT Group, Inc. (May 1984 to June 2001, June 2002 to February 2010), H.
                                       W. Wilson Co. and Junior Achievement of New York, Inc. and Member and Officer of Rock
                                       Valley Tool, LLC. Director of AXA Financial (since March 1999).
--------------------------------------------------------------------------------------------------------------------------------
Danny L. Hale                          Director of AXA Financial, AXA Equitable, MONY Life and MONY America since May 2010. From
900 20th Avenue South, Unit 1411       January 2003 to March 2008, served as Senior Vice President and Chief Financial Officer
Nashville, TN 37212                    of The Allstate Corporation. Prior to joining The Allstate Corporation in January 2003,
                                       Executive Vice President and Chief Financial Officer of the Promus Hotel Corporation
                                       until its acquisition by the Hilton Hotels Group in 1999. Executive Vice President and
                                       Chief Financial Officer of USF&G Corporation from 1993 to 1998.
--------------------------------------------------------------------------------------------------------------------------------
Richard C. Vaughan                     Director of AXA Financial, AXA Equitable, MONY Life and MONY America since May 2010.
764 Lynnmore Lane                      Executive Vice President and Chief Financial Officer of Lincoln Financial Group (1995 to
Naples, FL 34108                       May 2005); prior thereto, Chief Financial Officer (June 1992 to 1995); Senior Vice
                                       President and Chief Financial Officer of Employee Benefits Division (July 1990 to 1995).
                                       Member of the Board of Directors of MBIA Inc, serving on the Audit Committee (Chair),
                                       Compensation and Governance Committee and Executive Committee.
--------------------------------------------------------------------------------------------------------------------------------
Charlynn Goins                         Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since
30 Beekman Place                       September 2006). Chairman of the Board (Distribution Committee) of The New York Community
Apt. 8A                                Trust (since July 2008); prior thereto, Vice Chairman of the Board (Distribution
New York, NY 10022                     Committee) of The New York Community Trust (June 2008 to July 2008). Formerly,
                                       Chairperson of New York City Health and Hospitals Corporation (June 2004 to September
                                       2008). Prior thereto, Independent Trustee of the Mainstay Funds, c/o New York Life
                                       Insurance Company's family of mutual funds (March 2001 to July 2006). Member of the
                                       Distribution Committee of The New York Community Trust (since 2002); Member of the Board of Trustees of the Brooklyn Museum (since 2002); Member of the Council on Foreign Rela-
                                       tions (since 1991). Member of the Board of Directors of Fannie Mae (since December 2008).
--------------------------------------------------------------------------------------------------------------------------------
Anthony J. Hamilton                    Director of AXA Financial, Inc. (since December 1995). Director of AXA Equitable, MONY
AXA UK plc                             Life and MONY America (since May 2006). Non-executive Chairman of AXA UK plc (since
5 Old Broad Street                     1997). Prior thereto, Chief Executive Officer (1978 to October 2002) and Director (April
London, England EC2N 1AD               1978 to January 2005) of Fox-Pitt, Kelton Group Limited. Currently, Chairman of the
                                       Investment Committee and Chairman of the Remuneration and Nomination Committee of AXA
                                       UK plc; Member of AXA's Board of Directors since April 2010, was a Member of AXA's
                                       Supervisory Board from 1996 to April 2010 and is currently Chairman of AXA's Audit
                                       Committee and a Member of AXA's Compensation and Human Resources Committee; prior thereto, Member of the Supervisory Board and Chairman of the Audit Committee and Member
                                       of the Compensation Committee of AXA (1997 to April 2010); Former Director of Binley
                                       Limited (1994 to 2009); Director of TAWA plc (since 2004); Member of the Board of
                                       Governors of Club de Golf Valderrama (since June 2006).
--------------------------------------------------------------------------------------------------------------------------------
Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since
The New York Community Trust           September 2006). President of The New York Community Trust (since 1990). Prior thereto,
909 Third Avenue                       Executive Vice President of The New York Community Trust (1987 to 1990). Director and
New York, NY 10022                     Chairperson of Corporate Governance Committee and Member of Executive and Compensation
                                       Committees of AllianceBernstein Corporation (since July 2002); Director (since 1997) and
                                       Chairman of the Board (since April 2004) of BoardSource; Co-Chairperson of Panel on the
                                       Nonprofit Sector (since May 2005); Trustee of The New School University (since 1999);
                                       Chairman of the Board of Governors of the Milano School of Management & Urban Policy (The
                                       New School) (since September 2003).
--------------------------------------------------------------------------------------------------------------------------------
Ezra Suleiman                          Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since May
Princeton University                   2006). Professor of Politics, IBM Professor of International Studies - Director.
Corwin Hall                            Formerly, Director, Program in European Studies at Princeton University (September 1979
Princeton, NJ 08544                    to 2008) and Professor of Politics (since September 1979) of Princeton University.
                                       Currently a member of AXA's Board of Directors since April 2010; prior thereto, Member of
                                       AXA's Supervisory Board (April 2003 to April 2010); Currently, President of the
                                       Advisory Board of Institut Montaigne; President of the Editorial Board of Comparative
                                       Politics; President of the Editorial Committee of La Revue des Deux Mondes and Politique
                                       Americaine; Member of HEC International Advisory Board.
--------------------------------------------------------------------------------------------------------------------------------

DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Peter S. Kraus                         Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since
AllianceBernstein Corporation          February 2009). Director, Chairman of the Board and Chief Executive Officer of
1345 Avenue of the Americas            AllianceBernstein Corporation (since December 2008). Prior thereto, Executive Vice
New York, NY 10105                     President of Merrill Lynch & Co. (September 2008 to December 2008). Prior thereto,
                                       Co-Head, Investment Management Division of Goldman Sachs Group, Inc. (March 1986 to March
                                       2008); also held the following positions: Co-Head of the Financial Institutions Group
                                       Tokyo (1990-1996); Partner (1994); Managing Director (1996). Currently, Director of
                                       Keewaydin Camp; Chairman of the Investment Committee of Trinity College; Chairman of the
                                       Board of Overseers of California Institute of the Arts; and Co-Chair of Friends of the
                                       Carnegie International.
--------------------------------------------------------------------------------------------------------------------------------

OFFICERS -- DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011), President and Chief Executive Officer (since February
                                       2011), AXA Financial. Chairman of the Board and Chief Executive Officer (since February
                                       2011) and Director (since January 2011), AXA Equitable, AXA Equitable Financial Services,
                                       LLC, MONY Life and MONY America. Member of AXA's Management and Executive Committees
                                       (since 2008). President and Chief Executive Officer of AXA Japan (2008 to January 2011).
                                       Director, Representative Executive Officer, President and Chief Executive Officer (June
                                       2010 to February 2011), AXA Japan Holding Co., Ltd and AXA Life Insurance Co., Ltd.
                                       (concurrently); prior thereto, Representative Director, President and Chief Executive
                                       Officer (June 2008 to June 2010). Regional Chief Executive Officer, Life, AXA Asia Life
                                       and AXA Asia Pacific Holdings Limited (concurrently) (October 2001 to June 2008).
                                       Director and President (since January 2011), AXA America Holdings, Inc. Director (since
                                       February 2011), AllianceBernstein Corporation.
--------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                           Senior Vice President (since July 2004) MONY Life and MONY America; Senior Vice President
                                       (Sep- tember 1987 to present) AXA Equitable; Senior Vice President (since July 1992) AXA
                                       Financial, Inc.; Senior Vice President (since September 1999) AXA Equitable Financial
                                       Services, LLC; Senior Vice President, AXA America Holdings, Inc. (since September 2005);
                                       Senior Vice President (since December 1999) AXA Equitable Life and Annuity Company;
                                       Director (since January 2006) and Chairman of the Board (June 2003 to March 2005)
                                       Frontier Trust Company, FSB ("Frontier"); Director (since July 1999) AXA Advisors LLC;
                                       Senior Vice President (since July 1999) and former Director (July 1999 until July 2004)
                                       AXA Network, LLC (formerly EquiSource); Director and Officer of various AXA Equitable affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Salvatore Piazzolla                    Senior Executive Vice President (since March 2011), AXA Financial, Inc., AXA Equitable
                                       Financial Services, LLC, AXA Equitable, MONY Life and MONY America. Senior Executive
                                       Vice President, Head of Human Resources (2005 to February 2011), UniCredit Group. Vice
                                       President, Human Resources (2001 to 2004), General Electric. Director (since March 2011),
                                       MONY Assets Corp.
--------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                         Executive Vice President (November 2008 to present), Treasurer (July 2004 to present) and
                                       Chief Investment Officer (September 2004 to present) of MONY Financial Services, Inc.,
                                       MONY Life and MONY America; prior thereto, Senior Vice President (July 2004 to November
                                       2008). Executive Vice President (November to present), Treasurer (September 2003 to present) and Chief Investment Officer (September 2004 to present) of AXA Equitable; prior thereto, Senior Vice President (July 1997 to November 2008), Vice President (February
                                       1989 to July 1997), Deputy Treasurer (February 1989 to September 1993). Executive Vice
                                       President (November 2008 to present), Treasurer (September 1993 to present) and Chief
                                       Investment Officer (September 2004 to present) of AXA Financial, Inc.; prior thereto,
                                       Senior Vice President (September 1997 to November 2008); Vice President (May 1992 to
                                       September 1997) and Assistant Treasurer (May 1992 to September 1993). Executive Vice
                                       President (November 2008 to present), Treasurer (September 1999 to present) and Chief
                                       Investment Officer (September 2004 to present) of AXA Equitable Financial Services, LLC;
                                       prior thereto, Senior Vice President (September 1999 to November 2008). Senior Vice
                                       President (September 2005 to present) and Treasurer (November 2008 to present) of AXA
                                       America Holdings, Inc. Director, Senior Vice President and Treasurer (since July 2004),
                                       MONY Benefits Management Corp. Director, Treasurer (July 2004 to May 2005), and Senior
                                       Vice President (since December 2006); 1740 Advisers, Inc. Director, Executive Vice
                                       President and Treasurer (since July 2004), MONY Asset Management, Inc.; Director (since
                                       July 2004) and Chief Financial Officer (since April 2006), MONY Agricultural Investment
                                       Advisers, Inc. President and Treasurer (since October 2004), MONY International Holdings,
                                       LLC. Director, President and Treasurer (since November 2004), MONY Life Insurance Company of the Americas, Ltd. and MONY Bank & Trust Company of the Americas, Ltd. Director and
                                       Deputy Treasurer (since December 2001), AXA Technology Services. Senior Vice President,
                                       Chief Investment Officer (since September 2004) and Treasurer (since December 1997), AXA
                                       Equitable Life & Annuity Company. Treasurer, Frontier Trust Company, FSB (June 2000
                                       until July 2007); and AXA Network, LLC (since December 1999). Director (since July 1998),
                                       Chairman (since August 2000), and Chief Executive Officer (since September 1997),
                                       Equitable Casualty Insurance Company. Executive Vice President (since October 2009),
                                       Chief Financial Officer (since March 2010) and Treasurer, AXA Distribution Holding
                                       Corporation (since November 1999); and AXA Advisors, LLC (since December 2001). Director
                                       (since July 1997), and Senior Vice President and Chief Financial Officer (since April
                                       1998), ACMC, LLC. Director, President and Chief Executive Officer (since December 2003),
                                       AXA Financial (Bermuda) Ltd. Director (since January 2005), Senior Vice President and
                                       Chief Investment Officer (since February 2005), Director (since March 2010), Executive
                                       Vice President (since December 2008), Chief Financial Officer (since March 2010), Chief
                                       Investment Officer and Treasurer (since December 2008), MONY Financial Services, Inc.
                                       U.S. Financial Life Insurance Company.
--------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Richard S. Dziadzio                    Senior Executive Vice President (since January 2010) and Chief Financial Officer, AXA
                                       Equitable; prior thereto, Executive Vice President (September 2004 to January 2010) and
                                       Chief Financial Officer, Executive Vice President (September 2004 to January 2010) and
                                       Chief Financial Officer (since January 2007); Executive Vice President and Deputy Chief
                                       Financial Officer (September 2005 to December 2006). Senior Executive Vice President
                                       (since January 2010) and Chief Financial Officer, MONY Life and MONY America; prior thereto, Executive Vice President (July 2004 to January 2010) and Chief Financial Officer
                                       (since January 2007). Senior Executive Vice President (since January 2010) and Chief
                                       Financial Officer (since January 2007), AXA Financial, Inc.; prior thereto, Executive
                                       Vice President and Deputy Chief Financial Officer (September 2005 to January 2007);
                                       Director (since January 2007), Senior Executive Vice President (since January 2010) and
                                       Chief Financial Officer (since December 2006), AXA Equitable Financial Services, LLC;
                                       prior thereto, Executive Vice President (September 2004 to January 2010) and Chief
                                       Financial Officer (since December 2006); Director (since August 2004), AXA Advisors, LLC;
                                       Director, Chairman, President and Chief Executive Officer (since March 2010), ACMC, LLC;
                                       Director and Executive Vice President (since December 2006), AXA America Holdings, Inc.;
                                       Executive Vice President and Chief Financial Officer (since December 2006), AXA Equitable
                                       Life and Annuity Company; Director, Chairman of the Board, President and Chief Executive
                                       Officer (since March 2010), AXA Distribution Holding Corporation, formerly, Executive
                                       Vice President and Chief Financial Officer (December 2006 to March 2010),; Director
                                       (since July 2004), MONY Capital Management, Inc. and MONY Agricultural Investment
                                       Advisers, Inc.; Director (since December 2006), Chairman of the Board, President and
                                       Chief Executive Officer (since March 2010), MONY Financial Services, Inc; prior thereto,
                                       Executive Vice President and Chief Financial Officer (December 2006 to March
                                       2010);.Executive Vice President and Chief Financial Officer (December 2006 to November
                                       2007), MONY Holdings, LLC; 1740 Advisers, Inc. and MONY Asset Management, Inc.; Director
                                       (since November 2004), Frontier Trust Company, FSB; Director (January 2005 to July 2007),
                                       MONY Financial Resources of the Americas Limited. Formerly, Director (July 2004 to
                                       December 2005), The Advest Group, Inc.; Director (July 2004 to February 2005), MONY
                                       Realty Capital, Inc. and MONY Realty Partners, Inc.; Director (July 2004 to May 2005),
                                       Matrix Capital Markets Group, Inc. and Matrix Private Equities, Inc. Business Support and
                                       Development (February 2001 to June 2004), GIE AXA; Head of Finance Administration
                                       (November 1998 to February 2001), AXA Real Estate Investment Managers.
--------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                      Senior Vice President (July 2004 to present) and Chief Accounting Officer (May 2008 to present) of MONY Life and MONY America; prior thereto, Controller (July 2004 to May
                                       2008). Senior Vice President (December 1999 to present) and Chief Accounting Officer
                                       (May 2008 to present) of AXA Financial, AXA Equitable, AXA Equitable Financial Services,
                                       LLC and MONY Financial Services, Inc.; prior thereto, Controller (December 1999 to May
                                       2008). Senior Vice President (December 1999 to present) and Chief Accounting Officer (May
                                       2008 to present) of AXA Equitable Life and Annuity Company. Previously held other
                                       Officerships with AXA Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Dave S. Hattem                         Senior Vice President (September 1999 to present) and General Counsel (February 2010 to present) of AXA Equitable and AXA Equitable Financial Services, LLC; prior thereto,
                                       Senior Vice President (September 1999 to present) and Deputy General Counsel (May 2004 to February 2010), Associate General Counsel (September 1999 to May 2004). Senior Vice
                                       President and Deputy General Counsel of AXA Financial, Inc. (September 2008 to present).
                                       Senior Vice President and Deputy General Counsel of MONY Life, MONY America and MONY
                                       Financial Services, Inc. (July 2004 to present). Senior Vice President (since August
                                       2008) and General Counsel (since December 2010) of AXA Equitable Life and Annuity
                                       Company. Prior thereto, Senior Vice President and Deputy General Counsel (August 2008 to
                                       December 2010). Senior Vice President and Deputy General Counsel of MONY Holdings, LLC
                                       (July 2004 to November 2007).
--------------------------------------------------------------------------------------------------------------------------------
Jeffrey Green                          Senior Vice President (since July 2004) of MONY Life and MONY America. Senior Vice
                                       President (September 2002 to present) AXA Equitable. Senior Vice President (since
                                       September 2002) of AXA Equitable Financial Services, LLC; Director, President and Chief
                                       Operating Officer (since November 2002) AXA Network, LLC; Senior Vice President (since
                                       October 2002) AXA Advisors, LLC. Director, President and Chief Operating Officer (since
                                       July 2004), MONY Brokerage, Inc. and its subsidiaries. Senior Vice President, Product
                                       Manager of Solomon Smith Barney (1996 to September 2002).
--------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Karen Field Hazin                      Vice President, Secretary and Associate General Counsel (since June 2005), MONY Life,
                                       MONY America and AXA Equitable Financial Services, LLC. Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA Equitable; prior thereto, Counsel (April
                                       2005 to June 2005), Assistant Vice President and Counsel (December 2001 to June 2003),
                                       Counsel (December 1996 to December 2001). Vice President, Secretary and Associate General
                                       Counsel (since June 2005), AXA Financial, Inc. Vice President and Secretary (since
                                       September 2005), AXA America Holdings, Inc. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable Life and Annuity Company. Vice
                                       President, Secretary and Associate General Counsel (since June 2005), AXA Distribution
                                       Holding Corporation. Vice President, Secretary and Associate General Counsel (June 2005
                                       until November 2007), MONY Holdings, LLC.
--------------------------------------------------------------------------------------------------------------------------------
Gary W. Hirschkron                     Senior Vice President, MONY Life and MONY America (since July 2004); Senior Vice
                                       President, AXA Equitable (since September 2002), Senior Vice President, AXA Equitable
                                       Financial Services, LLC (since September 2002); prior thereto, Managing Director,
                                       Management Compensation Group Northwest, LLC (1983 to September 2002).
--------------------------------------------------------------------------------------------------------------------------------
Andrew McMahon                         President (since January 2011), AXA Equitable and AXA Equitable Financial Services, LLC;
                                       prior thereto, Senior Executive Vice President and President, Financial Protection and
                                       Wealth Management (January 2010 to January 2011); Executive Vice President (September
                                       2005 to January 2010); Senior Vice President (March 2005 to September 2005). Senior
                                       Executive Vice President and President, Financial Protection and Wealth Management (since
                                       February 2011 and May 2010 to January 2011), AXA Financial, Inc.; prior thereto,
                                       President [on an interim basis] (January 2011 to February 2011). President (since January
                                       2011), MONY Life and MONY America; prior thereto, Senior Executive Vice President and
                                       President, Financial Protection and Wealth Management (May 2010 to January 2011);
                                       Executive Vice President (September 2005 to May 2010); Senior Vice President (March 2005
                                       to September 2005). Director and Chairman of the Board (since July 2007), MONY
                                       Brokerage, Inc. and its subsidiaries; prior thereto, Vice Chairman of the Board (January
                                       2006 to July 2007). Director (since February 2008), Financial Marketing Agency, Inc.
                                       Director and Chief Financial Protection & Wealth Management Officer (since March 2010),
                                       AXA Distributors, LLC and its subsidiaries. Director (since March 2010) and Member of the
                                       Audit Committee (since June 2010), U.S. Financial Life Insurance Company. Director (since
                                       December 2005) and Chairman of the Board (since July 2007); prior thereto, Vice Chairman of the Board (December 2005 until July 2007), AXA Network, LLC, AXA Network of
                                       Connecticut, Maine and New York, LLC, AXA Network Insurance Agency of Massachusetts, LLC.
                                       Director (since February 2007), Chairman of the Board (since July 2007) and Chief
                                       Financial Protection & Wealth Management Officer (since March 2010), AXA Advisors, LLC.
                                       Partner (June 1997 to March 2005), McKinsey & Company.
--------------------------------------------------------------------------------------------------------------------------------
Charles A. Marino                      Executive Vice President (since September 2006) and Chief Actuary (since September 2005),
                                       AXA Equitable, prior thereto, Senior Vice President (September 2000 to September 2006),
                                       Actuary (May 1998 to September 2005), Vice President (May 1998 to September 2000),
                                       Assistant Vice President (October 1991 to May 1998); Executive Vice President (since
                                       September 2006) and Chief Actuary (since September 2005), MONY Life and MONY America, prior thereto, Senior Vice President (July 2004 to September 2006); Executive Vice
                                       President (since September 2006) and Chief Actuary (since September 2005), AXA Equitable
                                       Financial Services, LLC, prior thereto, Senior Vice President (September 2000 to
                                       September 2006), Actuary (September 1999 to September 2005). Director and Vice President
                                       (since December 2003), AXA Financial (Bermuda) Ltd. Senior Vice President and Appointed
                                       Actuary, AXA Equitable Life and Annuity Company. Director (since May 2007) and President
                                       (since January 2008), U.S. Financial Life Insurance Company, prior thereto, Senior Vice
                                       President (December 2004 to January 2008) and Chief Actuary (August 2006 to January
                                       2008); Appointed Actuary (December 2004 to August 2006). Senior Vice President and
                                       Actuary, AXA Corporate Solutions Life Reinsurance Company.
--------------------------------------------------------------------------------------------------------------------------------
Kevin E. Murray                        Executive Vice President (since February 2005) and Chief Information Officer (February
                                       2005 to November 2010) of MONY Life and MONY America. Executive Vice President and Chief
                                       Information Officer (February 2005 to present); prior thereto, Senior Vice President
                                       (September 2004 to February 2005) AXA Equitable. Senior Vice President (February 2005 to
                                       present) of AXA Equitable Financial Services, LLC. Senior Vice President / Group Chief
                                       Information Officer (1996 to September 2004) of AIG.
--------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Andrew Raftis                          Senior Vice President and Auditor, AXA Financial, Inc., AXA Equitable Financial Services,
                                       LLC, MONY Life Insurance Company and MONY Life Insurance Company of America (since
                                       September 2007); Deputy Head of AXA Group Audit, GIE AXA (January 2002 to June 2007);
                                       Group Risk Management Executive, AXA Asia Pacific (October 1997 to December 2001); Group
                                       Compliance Manager and Corporate Lawyer, AXA National Mutual (February 1989 to October
                                       1997); Lawyer, Molomby & Molomby (Middletons) (February 1986 to January 1989).
--------------------------------------------------------------------------------------------------------------------------------
Anthony F. Recine                      Senior Vice President, Chief Compliance Officer and Associate General Counsel (February
                                       2005 to present) of MONY Life and MONY America. Senior Vice President, Chief Compliance
                                       Officer (February 2005 to present), and Deputy General Counsel (February 2010 to present)
                                       AXA Equitable and AXA Equitable Financial Services, LLC, prior thereto, Senior Vice
                                       President, Chief Compliance Officer and Associate General Counsel (February 2005 to
                                       February 2010), AXA Equitable and AXA Equitable Financial Services, LLC, Vice President,
                                       Deputy General and Chief Litigation Counsel (2000 to February 2005) of The MONY Group;
                                       prior thereto, Vice President and Chief Litigation Counsel (1990 to 2000).
--------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                      Senior Executive Vice President, Chief Administrative Officer and Chief Legal Counsel
                                       (since January 2010), AXA Equitable and AXA Equitable Financial Services, LLC; prior thereto, Executive Vice President (September 2001 to January 2010) and General Counsel
                                       (November 1999 to January 2010); Senior Vice President (February 1995 to September 2011)
                                       and General Counsel (November 1999 to January 2010). Senior Executive Vice President,
                                       Chief Administrative Officer and Chief Legal Counsel (since May 2010), AXA Financial,
                                       Inc.; prior thereto, Executive Vice President and General Counsel (September 2001 to May
                                       2010); Senior Vice President and Deputy General Counsel (October 1996 to September 2001).
                                       Senior Executive Vice President, Chief Administrative Officer and Chief Legal Counsel
                                       (May 2010 to present), MONY Life and MONY America; prior thereto, Executive Vice
                                       President and General Counsel (July 2004 to May 2010). Director (since June 2004), Senior
                                       Executive Vice President and Chief Administrative Officer and Chief Legal Counsel (since
                                       December 2010), MONY Financial Services, Inc. Director (since January 2007), AXA
                                       Distribution Holding Corporation.
--------------------------------------------------------------------------------------------------------------------------------
Mary Fernald                           Senior Vice President and Chief Underwriting Officer of AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY America (September 2008 to present); Senior
                                       Vice President, Chief Underwriter of Scottish Re (2000 to September 2008).
--------------------------------------------------------------------------------------------------------------------------------
Nicholas B. Lane                       Senior Executive Vice President and President, Retirement Savings (since February 2011),
                                       AXA Financial, Inc., AXA Equitable, AXA Equitable Financial Services, LLC, MONY Life
                                       and MONY America. Director and Member of the Audit Committee (since February 2011), U.S.
                                       Financial Life Insurance Company and AXA Equitable Life and Annuity Company. Director and
                                       Chief Retirement Savings Officer (since February 2011), AXA Advisors, LLC. Director
                                       (since November 2008) and Member of the Audit Committee, AXA Corporate Solutions Life
                                       Reinsurance Company. Director, Chairman of the Board, President, Chief Executive Officer
                                       and Chief Retirement Savings Officer (since February 2011), AXA Distributors, LLC and its subsidiaries. Head of Global Strategy & Business Support and Development (June 2008 to
                                       January 2011), AXA SA. Senior Vice President of Retail Distribution Business Platforms
                                       (February 2006 to June 2008), AXA Equitable; prior thereto, Vice President (May 2005 to
                                       February 2006).
--------------------------------------------------------------------------------------------------------------------------------
David W. O'Leary                       Executive Vice President (since September 2010), AXA Equitable, AXA Equitable Financial
                                       Services, LLC, MONY Life and MONY America; prior thereto, Head of the Financial
                                       Protection Unit (July 2010 to September 2010). Executive Vice President and Chief
                                       Operating Officer (September 2006 to June 2010), American General Life Insurance Company.
                                       Senor Vice President (February 2001 to August 2006), Mass Mutual Financial Group.
--------------------------------------------------------------------------------------------------------------------------------
Robert O. (Bucky) Wright               Executive Vice President (since September 2010), AXA Equitable, AXA Equitable Financial
                                       Services, LLC, MONY Life and MONY America. Director (since July 2010), Vice Chairman of the Board (since October 2010) and Chief Sales Officer (since September 2009), AXA
                                       Advisors, LLC. Chief Sales Officer (since April 2010), AXA Network, LLC and its subsidiaries. Director (since July 2010), MONY Brokerage, Inc. and its subsidiaries.
                                       Director (since July 2004) and Chairman of the Board (since August 2004); MONY Securities
                                       Corporation. Senior Vice President and Chief Agency Officer and various positions (1976 to July 2004), MONY Life.
--------------------------------------------------------------------------------------------------------------------------------

                           FINANCIAL STATEMENTS INDEX

The financial statements of AXA Equitable included in this Statement of Additional Information should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the
Funds. The financial statements of Separate Account Nos. 3 (Pooled), 4
(Pooled), 10 (Pooled) and 66 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered, as well as the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts, if applicable.
--------------------------------------------------------------------------------

                                                                                                                               PAGE
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS.10 (POOLED),      Report of Independent Registered Public Accounting Firm..............................  FSA-1
4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)       Statement of Assets and Liabilities, December 31, 2010...............................  FSA-2
                                       ---------------------------------------------------------------------------------------------
                                       Statement of Operations for the Year Ended December 31, 2010.........................  FSA-3
                                       ---------------------------------------------------------------------------------------------
                                       Statements of Changes in Net Assets for the Years
                                       Ended December 31, 2010 and 2009.....................................................  FSA-4
                                       ---------------------------------------------------------------------------------------------
                                       Portfolio of Investments, December 31, 2010..........................................  FSA-5
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)        Statement of Assets and Liabilities, December 31, 2010............................... FSA-17
                                       ---------------------------------------------------------------------------------------------
                                       Statement of Operations for the Year Ended December 31, 2010......................... FSA-18
                                       ---------------------------------------------------------------------------------------------
                                       Statements of Changes in Net Assets for the Years
                                       Ended December 31, 2010 and 2009..................................................... FSA-19
                                       ---------------------------------------------------------------------------------------------
                                       Portfolio of Investments, December 31, 2010.......................................... FSA-20
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)        Statement of Assets and Liabilities, December 31, 2010............................... FSA-29
                                       ---------------------------------------------------------------------------------------------
                                       Statements of Operations for the Year Ended December 31, 2010........................ FSA-30
                                       ---------------------------------------------------------------------------------------------
                                       Statements of Changes in Net Assets for the Years
                                       Ended December 31, 2010 and 2009..................................................... FSA-31
                                       ---------------------------------------------------------------------------------------------
                                       Portfolio of Investments, December 31, 2010.......................................... FSA-32
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)       Statements of Assets and Liabilities, December 31, 2010.............................. FSA-34
                                       ---------------------------------------------------------------------------------------------
                                       Statements of Operations for the Year Ended December 31, 2010........................ FSA-45
                                       ---------------------------------------------------------------------------------------------
                                       Statements of Changes in Net Assets for the Years
                                       Ended December 31, 2010 and 2009..................................................... FSA-55
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 10 (POOLED), 4   Notes to Financial Statements........................................................ FSA-68
(POOLED), 3 (POOLED)
AND 66 (POOLED)
------------------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE INSURANCE COMPANY   Reports of Independent Registered Public Accounting Firm.............................    F-1
                                       ---------------------------------------------------------------------------------------------
                                       Consolidated Balance Sheets as of December 31, 2010 and 2009.........................    F-2
                                       ---------------------------------------------------------------------------------------------
                                       Consolidated Statements of Earnings (Loss), Years
                                       Ended December 31, 2010, 2009 and 2008...............................................    F-3
                                       ---------------------------------------------------------------------------------------------
                                       Consolidated Statements of Equity, Years
                                       Ended December 31, 2010, 2009 and 2008...............................................    F-5
                                       ---------------------------------------------------------------------------------------------
                                       Consolidated and Comprehensive Income (Loss), Years
                                       Ended December 31, 2010, 2009 and 2008...............................................    F-6
                                       ---------------------------------------------------------------------------------------------
                                       Consolidated Statements of Cash Flows, Years
                                       Ended December 31, 2010, 2009 and 2008...............................................    F-7
                                       ---------------------------------------------------------------------------------------------
                                       Notes to Consolidated Financial Statements...........................................    F-9
------------------------------------------------------------------------------------------------------------------------------------
                                       The financial statements of the Funds reflect fees, charges and other expenses of the
                                       Separate Accounts applicable to contracts under Members Retirement Program as in effect during the periods covered, as well as the expense charges made in accor-
                                       dance with the terms of all other contracts participating in the respective Funds.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of AXA Equitable Life Insurance Company and Contractowners of Separate Account Nos. 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position each of Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the Separate Variable Investment Options of Separate Account No. 66, of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers and the underlying funds' transfer agents, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
April 25, 2011

                                     FSA-1
                                                                          e13400

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2010
--------------------------------------------------------------------------------

ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at value (cost: $22,323,927)  .                        $25,202,070
 Long-term debt securities -- at value (amortized cost: $14,913,329) ..   15,061,814
 Short-term debt securities -- at value (amortized cost: $511,800) ....      511,800
Cash...................................................................       99,945
Foreign cash...........................................................       97,535
Receivable for investment securities sold..............................      566,439
Interest and dividends receivable......................................      182,758
Fees receivable from Contractowners....................................        9,711
------------------------------------------------------------------------------------
Total assets...........................................................   41,732,072
------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased............................      801,311
Due to AXA Equitable's General Account.................................      472,537
Accrued custody fees...................................................       11,510
Administrative fees payable............................................       23,733
Asset management fee payable...........................................       25,521
Accrued expenses.......................................................       34,693
------------------------------------------------------------------------------------
Total liabilities......................................................    1,369,305
------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION...........  $40,362,767
====================================================================================


                                              UNITS OUTSTANDING     UNIT VALUES
                                             ------------------    ------------
Institutional ............................                  378      $22,862.41
RIA ......................................               18,776          210.35
MRP ......................................              535,485           50.35
EPP ......................................                3,747          219.29


The accompanying notes are an integral part of these financial statements.

                                     FSA-2

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $29,925) .....................................  $  553,807
Interest..................................................................................     622,138
------------------------------------------------------------------------------------------------------
Total investment income...................................................................   1,175,945
------------------------------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Asset management fees.....................................................................    (152,607)
Custody fees..............................................................................     (40,333)
Other operating expense charges...........................................................        (635)
------------------------------------------------------------------------------------------------------
Total expenses............................................................................    (193,575)
------------------------------------------------------------------------------------------------------
Net investment income.....................................................................     982,370
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
(NOTE 2):
Realized gain from security and foreign currency transactions.............................     713,487
Change in unrealized appreciation of investments and foreign currency denominated assets
  and liabilities ........................................................................   1,638,056
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency transactions.........   2,351,543
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS.....................................  $3,333,913
======================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-3

--------------------------------------------------------------------------------
Separate Account No. 10 (Pooled)
of AXA Equitable Life Insurance Company

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                         DECEMBER 31, 2010   DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income..................................................................    $   982,370          $ 1,099,060
Net realized gain (loss) on investments and foreign currency transactions..............        713,487           (5,399,769)
Change in unrealized appreciation of investments and foreign currency
denominated assets and liabilities.....................................................      1,638,056           12,440,153
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to operations..................................      3,333,913            8,139,444
------------------------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER TRANSACTIONS:
Contributions..........................................................................      3,331,173            4,588,806
Withdrawals............................................................................     (5,513,232)          (6,951,512)
Asset management fees (Note 6).........................................................       (157,129)            (145,397)
Administrative fees (Note 6)...........................................................       (323,121)            (328,478)
------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contractowner transactions..................     (2,662,309)          (2,836,581)
------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.................................................................        671,604            5,302,863
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD....     39,691,163           34,388,300
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..........    $40,362,767          $39,691,163
---===========================================================================================================================

The accompanying notes are an integral part of these financial statements.


                                     FSA-4

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Portfolio of Investments -- December 31, 2010

--------------------------------------------------------------------------------
COMPANY                                        SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 62.4%
FINANCIALS - 11.6%
CAPITAL MARKETS - 1.3%
Bank of New York Mellon Corp. (The)             1,400       $  42,280
Credit Suisse Group AG.................         1,843          74,483
Deutsche Bank AG.......................         1,300          68,121
Franklin Resources, Inc................           700          77,847
Goldman Sachs Group, Inc. (The)........           860         144,618
Julius Baer Group Ltd..................         1,000          46,991
Man Group PLC..........................         6,100          28,288
Morgan Stanley.........................         1,500          40,815
                                                            ---------
                                                              523,443
                                                            ---------
COMMERCIAL BANKS - 5.6%
Australia & New Zealand Banking
    Group Ltd..........................         4,900         117,281
Banca Popolare di Milano Scarl.........         6,200          21,792
Banco Bilbao Vizcaya Argentaria SA              3,759          38,124
Banco Santander SA.....................        11,481         122,110
Bank of Nova Scotia....................         1,400          80,451
Bank of Queensland Ltd.................         3,700          39,406
Barclays PLC...........................        18,700          76,912
BB&T Corp..............................         2,800          73,612
BNP Paribas............................         1,300          83,033
Canadian Imperial Bank of
    Commerce...........................           500          39,415
Comerica, Inc..........................         1,000          42,240
Commonwealth Bank of Australia.........         1,700          88,471
DnB NOR ASA............................         7,000          98,632
Fifth Third Bancorp....................         3,600          52,848
HSBC Holdings PLC......................         3,300          33,666
Intesa Sanpaolo SpA....................         9,500          25,872
KBC Groep NV(a)........................         1,800          61,577
Lloyds Banking Group PLC(a)............        99,900         102,948
Mitsubishi UFJ Financial Group, Inc.           30,500         165,089
National Australia Bank Ltd............         3,200          77,740
Royal Bank of Canada...................         1,700          89,512
Societe Generale.......................           976          52,662
Standard Chartered PLC.................         4,950         133,726
Sumitomo Mitsui Financial
    Group, Inc.........................         3,500         124,801
Toronto - Dominion Bank (The)..........         1,200          89,669
UniCredit SpA..........................        29,034          60,296
Wells Fargo & Co.......................         7,700         238,623
Westpac Banking Corp...................         1,600          36,426
                                                            ---------
                                                            2,266,934
                                                            ---------
CONSUMER FINANCE - 0.2%
American Express Co....................             5             215
Capital One Financial Corp.............         1,100          46,816
ORIX Corp..............................           600          59,108
                                                            ---------
                                                              106,139
                                                            ---------

--------------------------------------------------------------------------------
COMPANY                                        SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.7%
Bank of America Corp...................         9,600       $ 128,064
Challenger Financial Services
    Group Ltd..........................        15,800          76,120
Citigroup, Inc.(a).....................        21,300         100,749
CME Group, Inc. - Class A..............           200          64,350
ING Groep NV(a)........................         4,000          39,066
JPMorgan Chase & Co....................         6,183         262,283
SNS REAAL NV(a)........................         3,700          15,835
                                                            ---------
                                                              686,467
                                                            ---------
INSURANCE - 1.9%
AIA Group Ltd.(a)......................        20,600          57,902
Allianz SE.............................         1,100         131,279
Aviva PLC..............................         6,200          38,265
Beazley PLC............................        43,710          78,768
Irish Life & Permanent Group
    Holdings PLC(a)....................         5,360           7,536
Manulife Financial Corp................         2,100          36,245
MetLife, Inc...........................           870          38,663
Muenchener Rueckversicherungs
    AG.................................           500          76,059
QBE Insurance Group Ltd................         2,900          53,954
Tokio Marine Holdings, Inc.............         1,300          38,902
Travelers Cos., Inc. (The).............         1,654          92,144
XL Group PLC...........................         2,300          50,186
Zurich Financial Services AG...........           240          62,362
                                                            ---------
                                                              762,265
                                                            ---------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
Dexus Property Group...................        84,900          69,186
                                                            ---------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
Lend Lease Group.......................         4,400          38,923
Mitsubishi Estate Co., Ltd.............         2,000          37,137
Mitsui Fudosan Co., Ltd................         5,000          99,809
NTT Urban Development Corp.............            40          39,455
Savills PLC............................        10,700          64,531
                                                            ---------
                                                              279,855
                                                            ---------
                                                            4,694,289
                                                            ---------
INFORMATION TECHNOLOGY - 7.5%
COMMUNICATIONS EQUIPMENT - 0.8%
Alcatel -Lucent(a).....................         9,800          28,661
Cisco Systems, Inc.(a).................         6,100         123,403
Nokia Oyj..............................         4,100          42,573
QUALCOMM, Inc..........................         1,900          94,031
Telefonaktiebolaget LM Ericsson -
    Class B............................         4,484          52,124
                                                            ---------
                                                              340,792
                                                            ---------
COMPUTERS & PERIPHERALS - 2.0%
Apple, Inc.(a).........................           960         309,657
Dell, Inc.(a)..........................         7,700         104,335

                                      FSA-5

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                        SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
EMC Corp.(a).............................         3,700       $  84,730
Fujitsu Ltd..............................         7,000          48,764
Hewlett -Packard Co......................         2,880         121,248
NetApp, Inc.(a)..........................         1,400          76,944
Toshiba Corp.............................        12,000          65,397
                                                              ---------
                                                                811,075
                                                              ---------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.5%
Corning, Inc.............................         3,900          75,348
Tyco Electronics Ltd.....................         3,100         109,740
                                                              ---------
                                                                185,088
                                                              ---------
INTERNET SOFTWARE & SERVICES - 0.5%
Google, Inc. - Class A(a)................           310         184,131
                                                              ---------
IT SERVICES - 1.5%
Accenture PLC............................         1,400          67,886
Cap Gemini SA............................         1,300          60,919
Cognizant Technology Solutions
    Corp. - Class A(a)...................         1,000          73,290
Computershare Ltd........................         3,700          40,885
International Business
    Machines Corp........................         1,540         226,010
Nihon Unisys Ltd.........................         4,400          35,263
Visa, Inc. - Class A.....................         1,450         102,051
                                                              ---------
                                                                606,304
                                                              ---------
OFFICE ELECTRONICS - 0.4%
Canon, Inc...............................         1,400          72,671
Konica Minolta Holdings, Inc.............         8,000          83,250
                                                              ---------
                                                                155,921
                                                              ---------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Broadcom Corp. - Class A.................         1,200          52,260
Intel Corp...............................         6,200         130,386
Sumco Corp.(a)...........................         2,300          32,896
Texas Instruments, Inc...................         1,900          61,750
                                                              ---------
                                                                277,292
                                                              ---------
SOFTWARE - 1.1%
Activision Blizzard, Inc.................           100           1,244
Konami Corp..............................         2,900          61,715
Microsoft Corp...........................         8,700         242,904
Oracle Corp..............................         4,700         147,110
                                                              ---------
                                                                452,973
                                                              ---------
                                                              3,013,576
                                                              ---------
CONSUMER DISCRETIONARY - 7.0%
AUTO COMPONENTS - 0.6%
GKN PLC..................................        13,935          48,413
Johnson Controls, Inc....................         1,600          61,120
Lear Corp.(a)............................           900          88,839
Sumitomo Rubber Industries Ltd...........         4,200          43,913
                                                              ---------
                                                                242,285
                                                              ---------

--------------------------------------------------------------------------------
COMPANY                                        SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
AUTOMOBILES - 1.1%
Daimler AG(a)............................         1,300       $  88,805
Ford Motor Co.(a)........................         5,900          99,061
General Motors Co.(a)....................           694          25,581
Honda Motor Co., Ltd.....................         2,600         103,064
Nissan Motor Co., Ltd....................        11,400         108,652
Toyota Motor Corp........................           700          27,791
                                                              ---------
                                                                452,954
                                                              ---------
DISTRIBUTORS - 0.1%
Li & Fung Ltd............................        10,000          58,016
                                                              ---------
HOTELS, RESTAURANTS & LEISURE - 1.0%
Carnival PLC.............................         1,750          81,840
McDonald's Corp..........................         1,352         103,780
Royal Caribbean Cruises Ltd.(a)..........         1,700          79,900
Starbucks Corp...........................         2,100          67,473
Thomas Cook Group PLC....................         5,500          16,292
Yum! Brands, Inc.........................         1,100          53,955
                                                              ---------
                                                                403,240
                                                              ---------
HOUSEHOLD DURABLES - 0.3%
Garmin Ltd...............................         1,400          43,386
Sharp Corp...............................         6,000          61,920
                                                              ---------
                                                                105,306
                                                              ---------
INTERNET & CATALOG RETAIL - 0.2%
Amazon.com, Inc.(a)......................           560         100,800
                                                              ---------
MEDIA - 2.3%
Cablevision Systems Corp.................           900          30,456
Comcast Corp. - Class A..................         6,800         149,396
DIRECTV(a)...............................         1,350          53,906
Gannett Co., Inc.........................         3,700          55,833
News Corp. - Class A.....................         6,000          87,360
Time Warner Cable, Inc. - Class A........         1,470          97,064
Time Warner, Inc.........................         2,766          88,982
Virgin Media, Inc........................         3,500          95,340
Vivendi SA...............................         2,820          76,420
Walt Disney Co. (The)....................         2,900         108,779
WPP PLC..................................         5,300          65,761
                                                              ---------
                                                                909,297
                                                              ---------
MULTILINE RETAIL - 0.3%
Kohl's Corp.(a)..........................         1,200          65,208
Target Corp..............................         1,030          61,934
                                                              ---------
                                                                127,142
                                                              ---------
SPECIALTY RETAIL - 0.9%
Carphone Warehouse Group PLC(a)                  21,200         131,191
Esprit Holdings Ltd......................         8,900          42,361
Gap, Inc. (The)..........................         2,100          46,494
Inditex SA...............................           960          72,160
Limited Brands, Inc......................         2,400          73,752
                                                              ---------
                                                                365,958
                                                              ---------

                                      FSA-6

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
LVMH Moet Hennessy Louis Vuitton
    SA....................................           400      $   66,058
                                                              ----------
                                                               2,831,056
                                                              ----------
ENERGY - 6.8%
ENERGY EQUIPMENT & SERVICES - 1.0%
Cameron International Corp.(a)............         2,100         106,533
Cie Generale de Geophysique-
    Veritas(a)............................         2,200          67,218
Petrofac Ltd..............................         3,600          89,562
Petroleum Geo -Services ASA(a)............         2,000          31,260
Schlumberger Ltd..........................         1,550         129,425
                                                              ----------
                                                                 423,998
                                                              ----------
OIL, GAS & CONSUMABLE FUELS - 5.8%
Anadarko Petroleum Corp...................           600          45,696
Apache Corp...............................           400          47,692
BG Group PLC..............................         4,700          95,477
BP PLC....................................        22,300         162,717
Canadian Natural Resources Ltd............         1,300          58,024
Chevron Corp..............................         2,500         228,125
ConocoPhillips............................         1,700         115,770
Devon Energy Corp.........................         1,100          86,361
ENI SpA...................................         3,094          67,823
Exxon Mobil Corp..........................         4,812         351,854
Hess Corp.................................           980          75,009
Marathon Oil Corp.........................         2,180          80,725
Newfield Exploration Co.(a)...............           720          51,919
Nexen, Inc. (New York)....................         3,800          87,020
Nexen, Inc. (Toronto).....................         1,603          36,782
Noble Energy, Inc.........................           600          51,648
Occidental Petroleum Corp.................         1,050         103,005
OMV AG....................................         1,000          41,722
Penn West Energy Trust....................         2,400          57,582
Royal Dutch Shell PLC.....................         4,500         149,294
Suncor Energy, Inc. (New York)............         1,400          53,606
Total SA..................................         2,200         117,023
Tullow Oil PLC............................         3,180          63,031
Woodside Petroleum Ltd....................         2,200          95,978
                                                              ----------
                                                               2,323,883
                                                              ----------
                                                               2,747,881
                                                              ----------
INDUSTRIALS - 6.7%
AEROSPACE & DEFENSE - 0.9%
BAE Systems PLC...........................        15,100          78,087
Boeing Co. (The)..........................           800          52,208
Lockheed Martin Corp......................           500          34,955
Northrop Grumman Corp.....................         1,100          71,258
United Technologies Corp..................         1,700         133,824
                                                              ----------
                                                                 370,332
                                                              ----------

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 0.3%
FedEx Corp................................           400       $  37,204
United Parcel Service, Inc. - Class B ....         1,280          92,902
                                                               ---------
                                                                 130,106
                                                               ---------
AIRLINES - 0.2%
All Nippon Airways Co., Ltd.(a)...........        11,000          41,095
Delta Air Lines, Inc.(a)..................         3,600          45,360
                                                               ---------
                                                                  86,455
                                                               ---------
BUILDING PRODUCTS - 0.3%
Asahi Glass Co., Ltd......................         4,000          46,804
Noritz Corp...............................         2,800          49,506
                                                               ---------
                                                                  96,310
                                                               ---------
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Prosegur Cia de Seguridad SA..............           800          45,216
                                                               ---------
CONSTRUCTION & ENGINEERING - 0.3%
Bouygues SA...............................         2,100          90,870
Vinci SA..................................           700          38,202
                                                               ---------
                                                                 129,072
                                                               ---------
ELECTRICAL EQUIPMENT - 0.4%
Cooper Industries PLC.....................           800          46,632
Emerson Electric Co.......................         1,600          91,472
Nexans SA.................................           410          32,375
                                                               ---------
                                                                 170,479
                                                               ---------
INDUSTRIAL CONGLOMERATES - 1.1%
3M Co.....................................         1,000          86,300
General Electric Co.......................        11,800         215,822
Koninklijke Philips Electronics NV........         1,740          53,502
Siemens AG................................           600          74,995
                                                               ---------
                                                                 430,619
                                                               ---------
MACHINERY - 2.0%
Atlas Copco AB - Class A..................         4,266         107,684
Cargotec Oyj..............................         1,600          83,777
Caterpillar, Inc..........................           800          74,928
Danaher Corp..............................         1,200          56,604
Deere & Co................................           900          74,745
Fanuc Corp................................           400          61,500
Illinois Tool Works, Inc..................         2,100         112,140
Ingersoll -Rand PLC.......................         2,407         113,346
MAN SE....................................           400          48,124
Parker Hannifin Corp......................           900          77,670
                                                               ---------
                                                                 810,518
                                                               ---------
ROAD & RAIL - 0.4%
East Japan Railway Co.....................           800          52,081
Union Pacific Corp........................         1,000          92,660
                                                               ---------
                                                                 144,741
                                                               ---------

                                      FSA-7

--------------------------------------------------------------------------------
Separate Account No. 10 (Pooled)
of AXA Equitable Life Insurance Company


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                        SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.7%
Mitsubishi Corp.......................         4,200       $ 113,823
Mitsui & Co., Ltd.....................         4,400          72,750
Rexel SA(a)...........................         5,100         111,215
                                                           ---------
                                                             297,788
                                                           ---------
TRANSPORTATION INFRASTRUCTURE - 0.0%
Macquarie Atlas Roads Group(a)........         5,900           9,193
                                                           ---------
                                                           2,720,829
                                                           ---------
MATERIALS - 6.3%
CHEMICALS - 2.8%
Agrium, Inc. (New York)...............           710          65,142
Agrium, Inc. (Toronto)................           700          64,459
Air Water, Inc........................         4,000          51,144
Arkema SA.............................           500          36,135
BASF SE...............................         1,000          80,506
CF Industries Holdings, Inc...........           450          60,817
Clariant AG(a)........................         5,000         101,599
DIC Corp..............................        24,000          53,856
Dow Chemical Co. (The)................         2,900          99,006
EI du Pont de Nemours & Co............         1,500          74,820
Koninklijke DSM NV....................         1,800         102,882
Linde AG..............................           800         122,457
Nippon Shokubai Co., Ltd..............         5,000          51,785
Potash Corp. of Saskatchewan, Inc.....           300          46,631
Praxair, Inc..........................           600          57,282
Yara International ASA................           800          46,452
                                                           ---------
                                                           1,114,973
                                                           ---------
CONSTRUCTION MATERIALS - 0.2%
Boral Ltd.............................        11,600          57,432
Fletcher Building Ltd.................         4,400          26,159
                                                           ---------
                                                              83,591
                                                           ---------
CONTAINERS & PACKAGING - 0.2%
DS Smith PLC..........................        27,800          88,312
                                                           ---------
METALS & MINING - 2.9%
AK Steel Holding Corp.................         1,900          31,103
Barrick Gold Corp.....................         1,000          53,459
BHP Billiton Ltd......................         2,343         108,677
BHP Billiton PLC......................         2,900         115,939
Cliffs Natural Resources, Inc.........           740          57,727
Commercial Metals Co..................         3,300          54,747
Freeport -McMoRan Copper & Gold,
    Inc...............................         1,130         135,702
JFE Holdings, Inc.....................         1,200          41,842
Mitsubishi Materials Corp.(a).........        13,000          41,514
OneSteel Ltd..........................        17,500          46,460
Rio Tinto Ltd.........................           800          70,089
Rio Tinto PLC.........................         2,776         195,190

--------------------------------------------------------------------------------
COMPANY                                       SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Teck Resources Ltd....................         1,200       $  74,622
Xstrata PLC...........................         5,616         132,418
                                                           ---------
                                                           1,159,489
                                                           ---------
PAPER & FOREST PRODUCTS - 0.2%
Mondi PLC.............................        10,000          80,631
                                                           ---------
                                                           2,526,996
                                                           ---------
CONSUMER STAPLES - 6.2%
Beverages - 1.3%
Anheuser -Busch InBev NV..............         1,170          67,179
Asahi Breweries Ltd...................         3,800          73,700
Carlsberg A/S.........................           975          98,029
Coca -Cola Co. (The)..................         1,700         111,809
Constellation Brands, Inc. -
    Class A(a)........................         2,300          50,945
PepsiCo, Inc..........................         2,000         130,660
                                                           ---------
                                                             532,322
                                                           ---------
FOOD & STAPLES RETAILING - 1.1%
Koninklijke Ahold NV..................         4,600          60,946
Kroger Co. (The)......................         2,000          44,720
Safeway, Inc..........................         3,200          71,968
SUPERVALU, Inc........................         2,400          23,112
Tesco PLC.............................        10,500          69,982
Wal -Mart Stores, Inc.................         2,000         107,860
Walgreen Co...........................         1,100          42,856
                                                           ---------
                                                             421,444
                                                           ---------
FOOD PRODUCTS - 1.7%
Archer -Daniels -Midland Co...........         2,410          72,493
Bunge Ltd.............................         1,200          78,624
General Mills, Inc....................           700          24,913
Goodman Fielder Ltd...................        27,800          38,328
Nestle SA.............................         2,973         174,629
Premier Foods PLC(a)..................       149,200          45,107
Sara Lee Corp.........................         3,800          66,538
Smithfield Foods, Inc.(a).............         6,050         124,811
Unilever NV...........................         2,200          68,768
                                                           ---------
                                                             694,211
                                                           ---------
HOUSEHOLD PRODUCTS - 0.9%
Colgate -Palmolive Co.................           600          48,222
Kimberly -Clark Corp..................           750          47,280
Procter & Gamble Co. (The)............         4,000         257,320
                                                           ---------
                                                             352,822
                                                           ---------
PERSONAL PRODUCTS - 0.1%
Kao Corp..............................         1,000          26,977
                                                           ---------
TOBACCO - 1.1%
Altria Group, Inc.....................         5,000         123,100
British American Tobacco PLC..........         2,600         100,322
Imperial Tobacco Group PLC............         1,500          46,335

                                      FSA-8

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                              SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
Japan Tobacco, Inc...........................            20       $   74,102
Philip Morris International, Inc.............         1,950          114,134
                                                                  ----------
                                                                     457,993
                                                                  ----------
                                                                   2,485,769
                                                                  ----------
HEALTH CARE - 5.8%
BIOTECHNOLOGY - 0.4%
Amgen, Inc.(a)...............................         1,100           60,390
Celgene Corp.(a).............................           900           53,226
Gilead Sciences, Inc.(a).....................         2,000           72,480
                                                                  ----------
                                                                     186,096
                                                                  ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
Alcon, Inc...................................           400           65,360
Ansell Ltd...................................         3,800           49,391
Baxter International, Inc....................           700           35,434
Covidien PLC.................................         1,675           76,481
Medtronic, Inc...............................         1,100           40,799
                                                                  ----------
                                                                     267,465
                                                                  ----------
HEALTH CARE PROVIDERS & SERVICES - 0.8%
Aetna, Inc...................................           900           27,459
Express Scripts, Inc. - Class A(a)...........         1,400           75,670
Fresenius Medical Care AG & Co.
    KGaA.....................................           800           46,777
McKesson Corp................................           650           45,747
Medco Health Solutions, Inc.(a)..............           500           30,635
UnitedHealth Group, Inc......................         2,100           75,831
WellPoint, Inc.(a)...........................           500           28,430
                                                                  ----------
                                                                     330,549
                                                                  ----------
PHARMACEUTICALS - 3.9%
Abbott Laboratories..........................         2,300          110,193
Allergan, Inc................................           700           48,069
AstraZeneca PLC..............................         2,200          100,646
Bayer AG.....................................         1,400          103,393
Bristol -Myers Squibb Co.....................         1,500           39,720
Eli Lilly & Co...............................         1,100           38,544
GlaxoSmithKline PLC..........................         3,900           75,745
Johnson & Johnson............................         3,200          197,920
Merck & Co., Inc.............................         3,464          124,843
Mitsubishi Tanabe Pharma Corp................         4,000           67,616
Novartis AG..................................         2,055          121,148
Novo Nordisk A/S Class B.....................           450           50,955
Pfizer, Inc..................................        10,374          181,649
Roche Holding AG.............................           870          127,873
Sanofi -Aventis SA...........................         1,200           77,032
Shire PLC....................................         2,500           60,552
Takeda Pharmaceutical Co., Ltd...............         1,000           49,257
                                                                  ----------
                                                                   1,575,155
                                                                  ----------
                                                                   2,359,265
                                                                  ----------

--------------------------------------------------------------------------------
COMPANY                                              SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.2%
AT&T, Inc....................................         6,900       $  202,722
France Telecom SA............................         2,400           50,211
Frontier Communications Corp.................           600            5,838
Koninklijke KPN NV...........................         2,400           35,159
Nippon Telegraph & Telephone
    Corp.....................................         1,600           72,499
Telecom Corp. of New Zealand Ltd.............        24,126           40,558
Telecom Italia SpA...........................        33,800           43,848
Telecom Italia RSP...........................        50,300           54,794
Telefonica SA................................         4,210           95,817
TeliaSonera AB...............................        14,500          114,959
Telstra Corp. Ltd............................        24,500           70,067
Verizon Communications, Inc..................         2,650           94,817
                                                                  ----------
                                                                     881,289
                                                                  ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
KDDI Corp....................................            10           57,826
NTT DoCoMo, Inc..............................            19           33,219
Vodafone Group PLC...........................        78,500          203,897
                                                                  ----------
                                                                     294,942
                                                                  ----------
                                                                   1,176,231
                                                                  ----------
UTILITIES - 1.6%
ELECTRIC UTILITIES - 1.3%
E.ON AG......................................         3,450          105,827
EDF SA.......................................         1,100           45,297
Edison International.........................         2,000           77,200
EDP - Energias de Portugal SA................        24,600           82,208
Enel SpA.....................................        13,812           69,300
Exelon Corp..................................           850           35,394
Iberdrola SA.................................         4,733           36,624
Tokyo Electric Power Co., Inc. (The) ........         1,900           46,455
                                                                  ----------
                                                                     498,305
                                                                  ----------
GAS UTILITIES - 0.1%
Tokyo Gas Co., Ltd...........................        10,000           44,387
                                                                  ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
Constellation Energy Group, Inc..............         1,050           32,162
Drax Group PLC...............................         3,000           17,294
                                                                  ----------
                                                                      49,456
                                                                  ----------
MULTI -UTILITIES - 0.1%
GDF Suez.....................................         1,500           54,030
                                                                  ----------
                                                                     646,178
                                                                  ----------
Total Common Stocks
    (cost $22,323,927).......................                     25,202,070
                                                                  ----------

                                     FSA-9

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                           PRINCIPAL
                                             AMOUNT
COMPANY                                       (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES - 37.4%
CORPORATES - INVESTMENT GRADES (C) - 11.0%
FINANCIAL INSTITUTIONS - 4.9%
BANKING - 2.2%
American Express Co.
   7.25%, 5/20/14.................             $25      $28,481
Bank of America Corp.
   7.375%, 5/15/14................              20       22,232
   7.625%, 6/01/19................              30       34,543
   Series L
   5.65%, 5/01/18.................              55       56,197
BankAmerica Capital II
   Series 2
   8.00%, 12/15/26................              25       25,156
Bear Stearns Cos. LLC (The)
   5.70%, 11/15/14................              35       38,456
Citigroup, Inc.
   5.50%, 4/11/13.................              35       37,269
   6.50%, 8/19/13.................              30       32,942
   8.50%, 5/22/19.................              30       37,243
Compass Bank
   5.50%, 4/01/20.................              65       63,005
Goldman Sachs Group, Inc. (The)
   6.00%, 6/15/20.................              30       32,420
   7.50%, 2/15/19.................              35       40,810
JPMorgan Chase & Co.
   4.40%, 7/22/20.................              45       44,291
   4.75%, 5/01/13.................              25       26,766
M&I Marshall & Ilsley Bank
   5.00%, 1/17/17.................              45       45,662
Macquarie Group Ltd.
   4.875%, 8/10/17................              40       39,164
Morgan Stanley
   5.30%, 3/01/13.................              40       42,625
   6.625%, 4/01/18................              40       43,391
PNC Funding Corp.
   5.125%, 2/08/20................              15       15,634
UFJ Finance Aruba AEC
   6.75%, 7/15/13.................             100      111,510
Wachovia Corp.
   5.50%, 5/01/13.................              50       54,410
                                                        -------
                                                        872,207
                                                        -------
BROKERAGE - 0.0%
Jefferies Group, Inc.
   6.875%, 4/15/21................              17       17,668
                                                        -------
FINANCE - 0.4%
General Electric Capital Corp.
   4.80%, 5/01/13.................              30       32,073
   5.625%, 5/01/18................              35       38,168

--------------------------------------------------------------------------------
                                           PRINCIPAL
                                             AMOUNT
COMPANY                                       (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
   Series A
   4.375%, 11/21/11...............             $15      $15,487
HSBC Finance Corp.
   7.00%, 5/15/12.................              25       26,824
SLM Corp.
   5.45%, 4/25/11.................              30       30,261
   Series A
   5.375%, 1/15/13................              15       15,299
                                                        -------
                                                        158,112
                                                        -------
INSURANCE - 1.8%
Aegon NV
   4.75%, 6/01/13.................              15       15,701
Aetna, Inc.
   6.00%, 6/15/16.................              15       17,105
Aflac, Inc.
   3.45%, 8/15/15.................               5        5,080
Allied World Assurance Co. Holdings Ltd.
   7.50%, 8/01/16.................              25       27,681
Allstate Corp. (The)
   6.125%, 5/15/37................              50       49,875
Assurant, Inc.
   5.625%, 2/15/14................              15       15,771
CIGNA Corp.
   5.125%, 6/15/20................              38       39,389
Coventry Health Care, Inc.........
   5.95%, 3/15/17.................              10       10,167
   6.125%, 1/15/15................               5        5,206
   6.30%, 8/15/14.................              25       26,398
Genworth Financial, Inc.
   6.515%, 5/22/18................              45       45,734
Guardian Life Insurance Co. of America
   7.375%, 9/30/39................              15       17,462
Hartford Financial Services Group, Inc.
   6.10%, 10/01/41................              50       47,221
Humana, Inc.
   6.30%, 8/01/18.................              30       32,359
   6.45%, 6/01/16.................              10       10,939
Liberty Mutual Group, Inc.
   5.75%, 3/15/14.................              30       31,203
Lincoln National Corp.
   8.75%, 7/01/19.................               9       11,258
Markel Corp.
   7.125%, 9/30/19................              18       19,546
Massachusetts Mutual Life Insurance Co.
   8.875%, 6/01/39................              15       20,077
MetLife, Inc.
   7.717%, 2/15/19................              14       17,188
Nationwide Mutual Insurance Co.
   9.375%, 8/15/39................              25       28,996

                                     FSA-10

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT
COMPANY                                               (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
Principal Financial Group, Inc.
   7.875%, 5/15/14........................             $20      $  23,041
Prudential Financial, Inc.
   5.15%, 1/15/13.........................              30         31,998
   6.20%, 1/15/15.........................              10         11,028
   Series D
   7.375%, 6/15/19........................               5          5,895
UnitedHealth Group, Inc.
   6.00%, 2/15/18.........................              45         51,082
WellPoint, Inc.
   4.35%, 8/15/20.........................              15         14,883
   5.875%, 6/15/17........................              10         11,178
   7.00%, 2/15/19.........................              15         17,657
XL Capital Ltd.
   6.25%, 5/15/27.........................              50         49,241
                                                                ---------
                                                                  710,359
                                                                ---------
OTHER FINANCE - 0.1%
ORIX Corp.
   4.71%, 4/27/15.........................              36         36,458
                                                                ---------
REITS - 0.4%
ERP Operating LP
   5.25%, 9/15/14.........................              45         49,075
HCP, Inc.
   5.95%, 9/15/11.........................              55         56,776
Healthcare Realty Trust, Inc.
   5.125%, 4/01/14........................              30         31,412
Simon Property Group LP
   4.375%, 3/01/21........................              40         39,530
                                                                ---------
                                                                  176,793
                                                                ---------
                                                                1,971,597
                                                                ---------
INDUSTRIAL - 4.8%
BASIC - 0.8%
AngloGold Ashanti Holdings PLC
   5.375%, 4/15/20........................              25         26,000
ArcelorMittal
   6.125%, 6/01/18........................              50         53,274
BHP Billiton Finance USA Ltd.
   7.25%, 3/01/16.........................              33         39,321
Dow Chemical Co. (The)
   7.375%, 11/01/29.......................               5          6,011
   8.55%, 5/15/19.........................              44         55,143
Eastman Chemical Co.
   5.50%, 11/15/19........................               6          6,313
International Paper Co.
   5.30%, 4/01/15.........................              45         48,473
Packaging Corp. of America
   5.75%, 8/01/13.........................              30         32,172
PPG Industries, Inc.
   5.75%, 3/15/13.........................              25         27,134

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT
COMPANY                                               (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
Rio Tinto Finance USA Ltd.
   6.50%, 7/15/18.........................             $35      $  40,805
Teck Resources Ltd.
   6.00%, 8/15/40.........................               4          4,229
                                                                ---------
                                                                  338,875
                                                                ---------
CAPITAL GOODS - 0.3%
Allied Waste North America, Inc.
   6.875%, 6/01/17........................              20         22,000
Holcim US Finance Sarl & Cie SCS
   6.00%, 12/30/19........................               4          4,154
Lafarge SA
   6.15%, 7/15/11.........................              28         28,730
Republic Services, Inc.
   5.50%, 9/15/19.........................              20         21,811
Tyco International Finance SA
   8.50%, 1/15/19.........................              25         32,000
                                                                ---------
                                                                  108,695
                                                                ---------
COMMUNICATIONS - MEDIA - 0.8%
BSKYB Finance UK PLC
   5.625%, 10/15/15.......................              40         44,113
CBS Corp.
   5.75%, 4/15/20.........................              15         15,940
Comcast Cable Communications Holdings, Inc.
   9.455%, 11/15/22.......................              15         20,754
DirecTV Holdings LLC / DirecTV Financing Co., Inc.
   4.75%, 10/01/14........................              15         15,986
News America Holdings, Inc.
   9.25%, 2/01/13.........................              15         17,288
News America, Inc.
   6.55%, 3/15/33.........................              25         26,578
Reed Elsevier Capital, Inc.
   8.625%, 1/15/19........................              15         19,071
RR Donnelley & Sons Co.
   4.95%, 4/01/14.........................              15         15,368
   5.50%, 5/15/15.........................              25         25,551
TCI Communications, Inc.
   7.875%, 2/15/26........................              25         29,576
Time Warner Cable, Inc.
   7.50%, 4/01/14.........................              10         11,468
Time Warner Entertainment Co. LP
   8.375%, 3/15/23........................              35         43,947
WPP Finance UK
   5.875%, 6/15/14........................              15         16,206
                                                                ---------
                                                                  301,846
                                                                ---------
COMMUNICATIONS - TELECOMMUNICATIONS - 0.6%
American Tower Corp.
   5.05%, 9/01/20.........................              30         29,503
AT&T Corp.
   8.00%, 11/15/31........................               5          6,284

                                     FSA-11

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT
COMPANY                                     (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
Embarq Corp.
   7.082%, 6/01/16..............             $40        $44,236
Qwest Corp.
   7.50%, 10/01/14..............              55         61,600
Telecom Italia Capital SA
   6.175%, 6/18/14..............              25         26,587
   6.375%, 11/15/33.............              10          8,583
United States Cellular Corp.
   6.70%, 12/15/33..............              40         38,855
Vodafone Group PLC
   5.50%, 6/15/11...............              20         20,435
                                                        -------
                                                        236,083
                                                        -------
CONSUMER CYCLICAL - AUTOMOTIVE - 0.2%
Daimler Finance North America LLC
   5.75%, 9/08/11...............              15         15,499
   7.30%, 1/15/12...............              12         12,750
   7.75%, 1/18/11...............               6          6,014
Harley-Davidson Funding Corp.
   5.75%, 12/15/14..............              27         28,375
Nissan Motor Acceptance Corp.
   4.50%, 1/30/15...............              29         30,111
                                                        -------
                                                         92,749
                                                        -------
CONSUMER CYCLICAL - ENTERTAINMENT - 0.2%
Time Warner, Inc................
   4.70%, 1/15/21...............              20         20,363
   7.625%, 4/15/31..............              25         30,392
Viacom, Inc.
   5.625%, 9/15/19..............              30         33,332
                                                        -------
                                                         84,087
                                                        -------
CONSUMER CYCLICAL - OTHER - 0.0%
MDC Holdings, Inc.
   5.50%, 5/15/13...............              10         10,483
                                                        -------
CONSUMER CYCLICAL - RETAILERS - 0.1%
CVS Caremark Corp.
   6.60%, 3/15/19...............              25         29,272
                                                        -------
CONSUMER NON-CYCLICAL - 0.5%
Ahold Finance USA LLC
   6.875%, 5/01/29..............              35         38,996
Altria Group, Inc.
   9.70%, 11/10/18..............              20         26,384
Bunge Ltd. Finance Corp.
   5.10%, 7/15/15...............              19         19,598
   5.875%, 5/15/13..............              25         26,765
Cadbury Schweppes US Finance LLC
   5.125%, 10/01/13.............              20         21,675
Delhaize Group SA
   5.875%, 2/01/14..............              10         11,036
Diageo Capital PLC
   7.375%, 1/15/14..............              25         28,953

--------------------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT
COMPANY                                     (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
Kroger Co. (The)
   6.80%, 12/15/18..............             $20       $ 23,296
                                                       --------
                                                        196,703
                                                       --------
ENERGY - 0.7%
Anadarko Petroleum Corp.
   5.95%, 9/15/16...............              34         36,526
   6.45%, 9/15/36...............              11         10,971
Baker Hughes, Inc.
   6.50%, 11/15/13..............              15         17,071
Canadian Natural Resources Ltd.
   5.15%, 2/01/13...............              20         21,554
Hess Corp.
   7.875%, 10/01/29.............              30         37,651
Marathon Oil Corp.
   7.50%, 2/15/19...............              11         13,661
Nabors Industries, Inc.
   9.25%, 1/15/19...............              30         37,176
Noble Energy, Inc.
   8.25%, 3/01/19...............              29         36,238
Noble Holding International Ltd.
   4.90%, 8/01/20...............               5          5,172
Valero Energy Corp.
   6.125%, 2/01/20..............              21         22,303
   6.875%, 4/15/12..............              10         10,642
Weatherford International Ltd.
   5.15%, 3/15/13...............              20         21,215
   9.625%, 3/01/19..............              15         19,248
                                                       --------
                                                        289,428
                                                       --------
TECHNOLOGY - 0.3%
Agilent Technologies, Inc.
   5.00%, 7/15/20...............               7          7,106
HP Enterprise Services LLC
   7.45%, 10/15/29..............              15         19,268
Motorola, Inc.
   6.50%, 9/01/25...............              35         35,994
   7.50%, 5/15/25...............              10         10,873
Xerox Capital Trust I
   8.00%, 2/01/27...............              45         45,788
                                                       --------
                                                        119,029
                                                       --------
TRANSPORTATION - AIRLINES - 0.1%
Southwest Airlines Co.
   5.25%, 10/01/14..............              10         10,517
   5.75%, 12/15/16..............              20         21,174
                                                       --------
                                                         31,691
                                                       --------
TRANSPORTATION - SERVICES - 0.2%
Asciano Finance Ltd.
   3.125%, 9/23/15..............              40         38,456
Con-way, Inc.
   6.70%, 5/01/34...............              23         21,102

                                     FSA-12

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                    AMOUNT
COMPANY                                              (000)     U.S. $ VALUE
--------------------------------------------------------------------------------
Ryder System, Inc.
   5.85%, 11/01/16.........................           $11        $  12,084
   7.20%, 9/01/15..........................            10           11,469
                                                                 ---------
                                                                    83,111
                                                                 ---------
                                                                 1,922,052
                                                                 ---------
UTILITY - 1.2%
ELECTRIC - 0.6%
Allegheny Energy Supply Co. LLC
   5.75%, 10/15/19.........................            35           35,229
Constellation Energy Group, Inc.
   5.15%, 12/01/20.........................            30           29,535
Enersis SA
   7.375%, 1/15/14.........................            30           33,156
FirstEnergy Corp.
   Series B
   6.45%, 11/15/11.........................             1            1,041
   Series C................................
   7.375%, 11/15/31........................            25           26,354
SPI Electricity & Gas Australia Holdings Pty Ltd.
   6.15%, 11/15/13.........................            30           32,575
Teco Finance, Inc.
   4.00%, 3/15/16..........................            10           10,197
   5.15%, 3/15/20..........................            10           10,368
Union Electric Co.
   6.70%, 2/01/19..........................             5            5,828
Wisconsin Energy Corp.
   6.25%, 5/15/67..........................            52           51,220
                                                                 ---------
                                                                   235,503
                                                                 ---------
NATURAL GAS - 0.5%
Energy Transfer Partners LP
   6.125%, 2/15/17.........................            35           38,475
   6.625%, 10/15/36........................             5            5,271
EQT Corp.
   8.125%, 6/01/19.........................            19           22,107
Nisource Finance Corp.
   6.80%, 1/15/19..........................            35           40,495
TransCanada PipeLines Ltd.
   6.35%, 5/15/67..........................            60           59,246
Williams Partners LP
   5.25%, 3/15/20..........................            45           46,647
                                                                 ---------
                                                                   212,241
                                                                 ---------
OTHER UTILITY - 0.1%
Veolia Environnement
   6.00%, 6/01/18..........................            30           33,599
                                                                 ---------
                                                                   481,343
                                                                 ---------

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT
COMPANY                                               (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
NON CORPORATE SECTORS - 0.1%
AGENCIES - NOT GOVERNMENT GUARANTEED - 0.1%
Petrobras International Finance Co.
   5.75%, 1/20/20..........................            $ 50     $   51,878
                                                                ----------
Total Corporates - Investment Grades                             4,426,870
                                                                ----------
GOVERNMENTS - TREASURIES - 8.9%
UNITED STATES - 8.9%
U.S. Treasury Bonds
   4.50%, 2/15/36..........................             130        134,591
   4.625%, 2/15/40.........................             345        361,387
U.S. Treasury Notes
   1.75%, 7/31/15..........................             170        169,456
   2.125%, 5/31/15.........................             270        274,304
   2.25%, 1/31/15..........................             435        446,554
   2.625%, 7/31/14-11/15/20................             516        528,171
   3.625%, 2/15/20.........................             695        721,279
   3.75%, 11/15/18.........................             895        951,455
                                                                ----------
Total Governments - Treasuries.............                      3,587,197
                                                                ----------
MORTGAGE PASS-THRU'S - 6.1%
AGENCY FIXED RATE 30-YEAR - 6.1%
Federal Home Loan Mortgage Corp. Gold
   Series 2007
   5.50%, 7/01/35..........................              46         48,921
Federal National Mortgage Association
   4.00%, TBA..............................              55         54,712
   5.50%, 1/01/35-6/01/38..................             356        381,853
   6.00%, 3/01/38-7/01/39..................             392        424,969
   6.50%, TBA..............................              75         83,344
   6.50%, 6/01/39..........................              66         73,549
   Series 2003
   5.00%, 11/01/33.........................              51         53,373
   5.50%, 4/01/33-7/01/33..................             209        225,120
   Series 2004
   5.50%, 4/01/34-11/01/34.................             132        142,690
   6.00%, 9/01/34..........................              86         94,405
   Series 2005
   4.50%, 8/01/35..........................             105        108,438
   5.50%, 2/01/35..........................             206        221,738
   Series 2006
   5.00%, 2/01/36..........................             176        185,912
   Series 2007
   4.50%, 9/01/35..........................             123        126,731
   Series 2008
   6.00%, 3/01/37-5/01/38..................             208        225,481
                                                                ----------
Total Mortgage Pass-Thru's.................                      2,451,236
                                                                ----------

                                     FSA-13

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
AGENCIES - 5.4%
AGENCY DEBENTURES - 5.4%
Citigroup Funding, Inc. - FDIC Insured
   0.206%, 5/05/11(b).................            $200     $  200,008
Federal Farm Credit Bank
   0.272%, 11/13/12(b)................             200        199,871
   0.282%, 10/12/12(b)................             200        199,925
   0.291%, 9/20/12(b).................             200        199,970
   0.311%, 4/26/13(b).................             280        279,897
   0.321%, 6/26/13(b).................             300        299,894
Federal National Mortgage Association
   0.291%, 9/17/12-10/18/12(b)........             450        449,949
   6.25%, 5/15/29.....................             150        184,029
   6.625%, 11/15/30...................             145        182,957
                                                           ----------
Total Agencies........................                      2,196,500
                                                           ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.8%
NON-AGENCY FIXED RATE CMBS - 2.8%
Banc of America Commercial Mortgage, Inc.
   Series 2006-5, Class A4
   5.414%, 9/10/47....................             115        120,358
   Series 2007-1, Class A4
   5.451%, 1/15/49....................              75         78,241
Citigroup Commercial Mortgage Trust
   Series 2004-C1, Class A4
   5.375%, 4/15/40....................             145        155,703
Credit Suisse First Boston Mortgage Securities Corp.
   Series 2004-C1, Class A4...........
   4.75%, 1/15/37.....................              45         47,142
   Series 2005-C1, Class A4...........
   5.014%, 2/15/38....................             105        111,567
Credit Suisse Mortgage Capital Certificates
   Series 2006-C5, Class A3
   5.311%, 12/15/39...................              60         62,493
GS Mortgage Securities Corp. II
   Series 2004-GG2, Class A6
   5.396%, 8/10/38....................             100        107,412
JP Morgan Chase Commercial Mortgage Securities Corp.
   Series 2007-LD11, Class A4
   5.817%, 6/15/49....................              80         83,700
LB-UBS Commercial Mortgage Trust
   Series 2004-C4, Class A4
   5.258%, 6/15/29....................              35         37,498
   Series 2006-C1, Class A4
   5.156%, 2/15/31....................             115        122,840
   Series 2006-C4, Class A4
   5.881%, 6/15/38....................              50         54,107
Merrill Lynch Mortgage Trust
   Series 2005-CKI1, Class A6
   5.241%, 11/12/37...................              55         59,202

--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
Morgan Stanley Capital I
   Series 2005-HQ5, Class A4
   5.168%, 1/14/42....................            $ 70     $   74,917
                                                           ----------
Total Commercial Mortgage-Backed Securities                 1,115,180
                                                           ----------
GOVERNMENTS - SOVEREIGN BONDS - 0.8%
BRAZIL - 0.1%
Republic of Brazil
   8.25%, 1/20/34.....................              30         39,975
                                                           ----------
PERU - 0.2%
Republic of Peru
   8.75%, 11/21/33....................              60         82,350
                                                           ----------
POLAND - 0.1%
Poland Government International Bond
   3.875%, 7/16/15....................              39         39,634
                                                           ----------
RUSSIA - 0.4%
Russian Federation
   7.50%, 3/31/30.....................             152        175,923
                                                           ----------
Total Governments - Sovereign Bonds
                                                              337,882
                                                           ----------
CMOS - 0.5%
Non-Agency Fixed Rate - 0.3%
Bear Stearns Alt-A Trust
   Series 2007-1, Class 21A1
   5.331%, 1/25/47....................              41         25,792
Indymac Index Mortgage Loan Trust
   Series 2006-AR7, Class 4A1
   5.558%, 5/25/36....................              34         19,364
JP Morgan Alternative Loan Trust
   Series 2006-A3, Class 2A1
   5.862%, 7/25/36....................              75         40,399
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-A8, Class A1C1
   5.25%, 8/25/36.....................              29         27,995
                                                           ----------
                                                              113,550
                                                           ----------
NON-AGENCY FLOATING RATE - 0.2%
Banc of America Funding Corp.
   Series 2007-B, Class A1
   0.471%, 4/20/47(b).................              66         43,235
Countrywide Alternative Loan Trust
   Series 2006-OA14, Class 3A1
   1.178%, 11/25/46(b)................              89         46,280
   Series 2005-62, Class 2A1
   1.328%, 12/25/35(b)................              24         15,584
                                                           ----------
                                                              105,099
                                                           ----------
Total CMOs............................                        218,649
                                                           ----------

                                     FSA-14

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)     U.S. $ VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.5%
HOME EQUITY LOANS - FLOATING RATE - 0.3%
Indymac Residential Asset Backed Trust
   Series 2006-D, Class 2A2
   0.371%, 11/25/36(b)...............            $ 74         $ 60,987
   Series 2007-B, Class M1
   0.563%, 7/25/37(b)................             115            1,699
Mastr Asset Backed Securities Trust
   Series 2006-NC2, Class A3
   0.371%, 8/25/36(b)................              88           53,771
Option One
   Series 2007-4, Class M1
   0.623%, 4/25/37(b)................             110            1,948
Residential Asset Securities Corp.
   Series 2003-KS3, Class A2
   0.853%, 5/25/33(b)................               3            2,243
                                                               -------
                                                               120,648
                                                               -------
HOME EQUITY LOANS - FIXED RATE - 0.2%
Asset Backed Funding Certificates
   Series 2003-WF1, Class A2
   1.381%, 12/25/32..................              21           19,700
Citifinancial Mortgage Securities, Inc.
   Series 2003-1, Class AFPT
   3.36%, 1/25/33....................              14           12,605
Credit-Based Asset Servicing and Securitization LLC
   Series 2003-CB1, Class AF
   3.95%, 1/25/33....................              38           33,806
                                                               -------
                                                                66,111
                                                               -------
Total Asset-Backed Securities........                          186,759
                                                               -------
GOVERNMENTS - SOVEREIGN AGENCIES - 0.4%
GERMANY - 0.1%
Landwirtschaftliche Rentenbank
   5.125%, 2/01/17...................              20           22,473
                                                               -------
UNITED KINGDOM - 0.3%
Royal Bank of Scotland PLC (The)
   1.45%, 10/20/11...................             145          145,814
                                                               -------
Total Governments - Sovereign Agencies                         168,287
                                                               -------
CORPORATES - NON-INVESTMENT GRADES (C) - 0.4%
INDUSTRIAL - 0.4%
BASIC - 0.1%
United States Steel Corp.
   6.65%, 6/01/37....................              60           50,400
Westvaco Corp.
   8.20%, 1/15/30....................              10           10,546
                                                               -------
                                                                60,946
                                                               -------
CONSUMER CYCLICAL - OTHER - 0.2%
Wyndham Worldwide Corp.
   6.00%, 12/01/16...................              60           62,786
                                                               -------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)     U.S. $ VALUE
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL - 0.1%
Universal Health Services, Inc.
   7.125%, 6/30/16...................            $ 25      $    27,104
                                                           -----------
Total Corporates - Non-Investment Grades                       150,836
                                                           -----------
INFLATION-LINKED SECURITIES - 0.4%
UNITED STATES - 0.4%
U.S. Treasury Inflation Index
   3.00%, 7/15/12....................             116          150,008
                                                           -----------
LOCAL GOVERNMENTS - MUNICIPAL BONDS - 0.1%
UNITED STATES - 0.1%
California State
   7.625%, 3/01/40...................              40           41,736
                                                           -----------
SUPRANATIONALS - 0.1%
European Investment Bank
   4.875%, 2/15/36...................              30           30,674
                                                           -----------
TOTAL LONG-TERM DEBT SECURITIES
   (cost $14,913,329) ...............                       15,061,814
                                                           -----------
SHORT-TERM INVESTMENTS - 1.2%
TIME DEPOSIT - 0.3%
JP Morgan Nassau
   0.10%, 1/03/11....................             142          141,836
                                                           -----------
U.S. TREASURY BILL - 0.9%
U.S. Treasury Bill
   0.133%, 1/27/11...................             370          369,964
                                                           -----------
Total Short-Term Investments
   (cost $511,800) ..................                          511,800
                                                           -----------
TOTAL INVESTMENTS - 101.0%
   (cost $37,749,056)  .                                    40,775,684
Other assets less liabilities - (1.0)%                        (412,917)
                                                           -----------
NET ASSETS - 100.0%..................                      $40,362,767
                                                           ===========

--------------------------------------------------------------
                                                   % OF TOTAL
COUNTRY DIVERSIFICATION                           INVESTMENTS*
--------------------------------------------------------------
United States ...................                     64.9%
United Kingdom ..................                      7.6%
Japan ...........................                      6.7%
Australia .......................                      3.4%
France ..........................                      2.9%
Germany .........................                      2.5%
Canada ..........................                      2.3%
Switzerland .....................                      1.8%
Netherlands .....................                      1.3%
Italy ...........................                      1.0%
Spain ...........................                      1.0%
Sweden ..........................                      0.7%
Norway ..........................                      0.4%
Russia ..........................                      0.4%
Other ...........................                      3.1%
                                                     ------
Total ...........................                    100.0%
                                                     ======

                                     FSA-15

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Concluded)


(a) Non-income producing security.

(b) Floating Rate Security. Stated interest rate was in effect at December 31, 2010.

(c) Classification of investment grade and non-investment grade is unaudited.

* Excludes Short Term Investments.

     Glossary:
     CMBS   -   Commercial Mortgage-Backed Securities
     CMOs   -   Collateralized Mortgage Obligations
     FDIC   -   Federal Deposit Insurance Corporation
     REIT   -   Real Estate Investment Trust
     TBA    -   To Be Announced

     The accompanying notes are an integral part of these financial statements.


                                     FSA-16

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2010
--------------------------------------------------------------------------------

ASSETS:
Investments (Notes 2 and 3):
 Common stocks and rights -- at value (cost: $52,947,368) ...........  $74,094,883
 Short-term debt securities -- at value (amortized cost: $158,634) ..      158,634
Cash.................................................................       99,618
Interest and dividends receivable....................................       61,466
Fees receivable from Contractowners..................................        2,563
----------------------------------------------------------------------------------
Total assets.........................................................   74,417,164
----------------------------------------------------------------------------------
LIABILITIES:
Due to AXA Equitable's General Account...............................      625,965
Variation margin due to broker.......................................          225
Accrued custody fees.................................................       18,014
Administrative fees payable..........................................       27,629
Asset management fee payable.........................................       11,662
Accrued expenses.....................................................       84,056
----------------------------------------------------------------------------------
Total liabilities....................................................      767,551
----------------------------------------------------------------------------------
NET ASSETS...........................................................  $73,649,613
==================================================================================
Amount retained by AXA Equitable in Separate Account No. 4...........  $ 2,632,135
Net assets attributable to contract owners...........................   42,247,914
Net Assets allocated to contracts in payout period...................   28,769,564
----------------------------------------------------------------------------------
NET ASSETS...........................................................  $73,649,613
==================================================================================

                                        UNITS OUTSTANDING      UNIT VALUES
                                        -----------------      -----------
Institutional ...............                  4,288            $8,880.54
RIA .........................                  4,764               823.87
MRP .........................                 89,622               323.88
EPP .........................                  3,064               854.84

The accompanying notes are an integral part of these financial statements.

                                     FSA-17

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
DECEMBER 31, 2010
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $68)  .              $ 1,177,505
Interest......................................................           305
----------------------------------------------------------------------------
Total investment income.......................................     1,177,810
----------------------------------------------------------------------------
EXPENSES (NOTE 6):
Asset management fees.........................................       (86,976)
Custody fees..................................................       (51,431)
Other operating expense charges...............................        (3,508)
----------------------------------------------------------------------------
Total expenses................................................      (141,915)
----------------------------------------------------------------------------
Net investment income.........................................     1,035,895
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security transactions......................     5,912,756
Realized gain on futures contracts............................        10,915
Change in unrealized appreciation of investments..............     3,507,537
Change in unrealized appreciation on futures contracts........         4,241
----------------------------------------------------------------------------
Net realized and unrealized gain on investments...............     9,435,449
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS.........   $10,471,344
============================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-18

--------------------------------------------------------------------------------
Separate Account No. 4 (Pooled)
of AXA Equitable Life Insurance Company

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED           YEAR ENDED
                                                                                          DECEMBER 31, 2010     DECEMBER 31, 2009
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income..................................................................       $  1,035,895         $    971,379
Net realized gain (loss) on investments and foreign currency transactions..............          5,923,671           (8,236,908)
Change in unrealized appreciation of investments.......................................          3,511,778           30,242,854
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to operations..................................         10,471,344           22,977,325
---------------------------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER TRANSACTIONS:
Contributions..........................................................................          7,545,250            5,347,288
Withdrawals............................................................................        (20,251,205)         (17,293,999)
Asset management fees (Note 6).........................................................            (50,312)             (87,355)
Administrative fees (Note 6)...........................................................           (354,359)            (334,989)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contractowner transactions..................        (13,110,626)         (12,369,055)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to AXA Equitable's transactions................              4,703                   --
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS......................................................         (2,634,579)          10,608,270
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD....         76,284,192           65,675,922
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..........       $ 73,649,613         $ 76,284,192
=================================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-19

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 100.6%
INFORMATION TECHNOLOGY - 30.9%
COMMUNICATIONS EQUIPMENT - 3.7%
Ciena Corp.(a)............................         1,000      $   21,050
Cisco Systems, Inc.(a)....................        64,300       1,300,789
F5 Networks, Inc.(a)......................           900         117,144
Harris Corp...............................         1,400          63,420
JDS Uniphase Corp.(a).....................         2,400          34,752
Juniper Networks, Inc.(a).................         5,860         216,351
Polycom, Inc.(a)..........................           900          35,082
QUALCOMM, Inc.............................        18,420         911,606
                                                              ----------
                                                               2,700,194
                                                              ----------
COMPUTERS & PERIPHERALS - 7.7%
Apple, Inc.(a)............................        10,251       3,306,563
Dell, Inc.(a).............................        19,150         259,482
Diebold, Inc..............................           150           4,808
EMC Corp.(a)..............................        23,050         527,845
Hewlett-Packard Co........................        26,350       1,109,335
NCR Corp.(a)..............................         1,800          27,666
NetApp, Inc.(a)...........................         3,900         214,344
QLogic Corp.(a)...........................         1,250          21,275
SanDisk Corp.(a)..........................         2,600         129,636
Seagate Technology(a).....................         3,950          59,368
Western Digital Corp.(a)..................           550          18,645
                                                              ----------
                                                               5,678,967
                                                              ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.5%
Amphenol Corp. - Class A..................         1,900         100,282
Arrow Electronics, Inc.(a)................           150           5,138
AVX Corp..................................            50             772
Corning, Inc..............................         2,150          41,538
Dolby Laboratories, Inc. - Class A(a)                650          43,355
FLIR Systems, Inc.(a).....................         1,650          49,087
Ingram Micro, Inc. - Class A(a)...........           100           1,909
Itron, Inc.(a)............................           450          24,952
Jabil Circuit, Inc........................         1,400          28,126
National Instruments Corp.................           600          22,584
Trimble Navigation Ltd.(a)................         1,350          53,905
                                                              ----------
                                                                 371,648
                                                              ----------
INTERNET SOFTWARE & SERVICES - 3.0
Akamai Technologies, Inc.(a)..............         2,000          94,100
eBay, Inc.(a).............................         4,900         136,367
Equinix, Inc.(a)..........................           550          44,693
Google, Inc. - Class A(a).................         2,770       1,645,297
IAC/InterActiveCorp.(a)...................           300           8,610
Monster Worldwide, Inc.(a)................           650          15,360
VeriSign, Inc.............................         2,000          65,340
VistaPrint NV(a)..........................           450          20,700
WebMD Health Corp. - Class A(a)...........           672          34,312
Yahoo!, Inc.(a)...........................         6,550         108,926
                                                              ----------
                                                               2,173,705
                                                              ----------

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
IT SERVICES - 5.8%
Accenture PLC.............................         6,900      $  334,581
Alliance Data Systems Corp.(a)............           650          46,170
Amdocs Ltd.(a)............................           600          16,482
Automatic Data Processing, Inc............         5,700         263,796
Booz Allen Hamilton Holding
    Corp.(a)..............................           117           2,273
Broadridge Financial Solutions, Inc......          1,300          28,509
Cognizant Technology Solutions
    Corp. - Class A(a)....................         3,350         245,521
DST Systems, Inc..........................           400          17,740
Fiserv, Inc.(a)...........................         1,150          67,344
Gartner, Inc.(a)..........................           750          24,900
Genpact Ltd.(a)...........................           650           9,880
Global Payments, Inc......................           900          41,589
International Business Machines
    Corp..................................        14,500       2,128,020
Lender Processing Services, Inc...........         1,050          30,996
Mastercard, Inc. - Class A................         1,100         246,521
NeuStar, Inc. - Class A(a)................           800          20,840
Paychex, Inc..............................         3,600         111,276
SAIC, Inc.(a).............................         3,430          54,400
Teradata Corp.(a).........................         1,900          78,204
Visa, Inc. - Class A......................         5,300         373,014
Western Union Co. (The) - Class W.........         7,550         140,204
                                                              ----------
                                                               4,282,260
                                                              ----------
OFFICE ELECTRONICS - 0.0%
Zebra Technologies Corp. -
    Class A(a)............................           300          11,397
                                                              ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Advanced Micro Devices, Inc.(a)...........         2,550          20,859
Altera Corp...............................         3,350         119,193
Analog Devices, Inc.......................         3,300         124,311
Applied Materials, Inc....................        15,100         212,155
Atheros Communications, Inc.(a)...........           750          26,940
Atmel Corp.(a)............................         4,600          56,672
Avago Technologies Ltd....................         1,150          32,740
Broadcom Corp. - Class A..................         5,600         243,880
Cree, Inc.(a).............................         1,200          79,068
Cypress Semiconductor Corp.(a)............         1,750          32,515
Intel Corp................................        42,790         899,874
Intersil Corp. - Class A..................           400           6,108
KLA-Tencor Corp...........................           100           3,864
Lam Research Corp.(a).....................         1,450          75,081
Linear Technology Corp....................         2,500          86,475
Marvell Technology Group Ltd.(a)..........         6,050         112,227
Maxim Integrated Products, Inc............         3,350          79,127
MEMC Electronic Materials, Inc.(a)........         1,050          11,823
Microchip Technology, Inc.................         2,000          68,420
National Semiconductor Corp...............         2,400          33,024
Novellus Systems, Inc.(a).................           900          29,088

                                     FSA-20

--------------------------------------------------------------------------------
Separate Account No. 4 (Pooled)
of AXA Equitable Life Insurance Company


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                             SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
NVIDIA Corp.(a).............................         6,400      $    98,560
ON Semiconductor Corp.(a)...................         4,800           47,424
PMC - Sierra, Inc.(a).......................           100              859
Rambus, Inc.(a).............................         1,150           23,552
Silicon Laboratories, Inc.(a)...............           550           25,311
Skyworks Solutions, Inc.(a).................         1,900           54,397
SunPower Corp. - Class A(a).................           350            4,491
Teradyne, Inc.(a)...........................         1,950           27,378
Texas Instruments, Inc......................         6,200          201,500
Varian Semiconductor Equipment
    Associates, Inc.(a).....................           800           29,576
Xilinx, Inc.................................         2,850           82,593
                                                                -----------
                                                                  2,949,085
                                                                -----------
SOFTWARE - 6.2%
Activision Blizzard, Inc....................         1,500           18,660
Adobe Systems, Inc.(a)......................         5,860          180,371
ANSYS, Inc.(a)..............................         1,000           52,070
Autodesk, Inc.(a)...........................         2,550           97,410
BMC Software, Inc.(a).......................         2,000           94,280
CA, Inc.....................................         3,500           85,540
Cadence Design Systems, Inc.(a).............         2,950           24,367
Citrix Systems, Inc.(a).....................         2,050          140,240
Compuware Corp.(a)..........................         1,400           16,338
Electronic Arts, Inc.(a)....................         3,450           56,511
Factset Research Systems, Inc...............           550           51,568
Informatica Corp.(a)........................         1,000           44,030
Intuit, Inc.(a).............................         3,100          152,830
McAfee, Inc.(a).............................         1,700           78,727
MICROS Systems, Inc.(a).....................           850           37,281
Microsoft Corp.(b)..........................        57,700        1,610,984
Nuance Communications, Inc.(a)..............         2,550           46,359
Oracle Corp.................................        42,900        1,342,770
Red Hat, Inc.(a)............................         2,100           95,865
Rovi Corp.(a)...............................         1,150           71,312
Salesforce.com, Inc.(a).....................         1,300          171,600
Solera Holdings, Inc........................           750           38,490
Symantec Corp.(a)...........................           800           13,392
Synopsys, Inc.(a)...........................           100            2,691
VMware, Inc. - Class A(a)...................           800           71,128
                                                                -----------
                                                                  4,594,814
                                                                -----------
                                                                 22,762,070
                                                                -----------
CONSUMER DISCRETIONARY - 15.0%
AUTO COMPONENTS - 0.8%
Autoliv, Inc................................           350           27,629
BorgWarner, Inc.(a).........................         1,200           86,832
Federal-Mogul Corp.(a)......................            50            1,033
Gentex Corp.................................         1,550           45,818
Goodyear Tire & Rubber Co. (The)(a)                  2,700           31,995
Johnson Controls, Inc.......................         7,100          271,220
Lear Corp.(a)...............................           200           19,742

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
TRW Automotive Holdings Corp.(a)...........            550       $   28,985
WABCO Holdings, Inc.(a).....................           750           45,697
                                                                 ----------
                                                                    558,951
                                                                 ----------
AUTOMOBILES - 1.0%
Ford Motor Co.(a)...........................        37,550          630,464
Harley-Davidson, Inc........................         2,650           91,876
Tesla Motors, Inc.(a).......................           120            3,196
Thor Industries, Inc........................           300           10,188
                                                                 ----------
                                                                    735,724
                                                                 ----------
DISTRIBUTORS - 0.0%
LKQ Corp.(a)................................         1,600           36,352
                                                                 ----------
DIVERSIFIED CONSUMER SERVICES - 0.3%
Apollo Group, Inc. - Class A(a).............         1,450           57,260
Career Education Corp.(a)...................           650           13,475
DeVry, Inc..................................           700           33,586
Education Management Corp.(a)...............           250            4,525
H&R Block, Inc..............................         1,350           16,079
Hillenbrand, Inc............................           650           13,527
ITT Educational Services, Inc.(a)...........           350           22,291
Strayer Education, Inc......................           210           31,966
Weight Watchers International, Inc.........            300           11,247
                                                                 ----------
                                                                    203,956
                                                                 ----------
HOTELS, RESTAURANTS & LEISURE - 3.3%
Bally Technologies, Inc.(a).................           550           23,205
Brinker International, Inc..................           950           19,836
Carnival Corp...............................         1,850           85,303
Chipotle Mexican Grill, Inc. -
    Class A(a)..............................           400           85,064
Choice Hotels International, Inc............            50            1,914
Darden Restaurants, Inc.....................         1,600           74,304
International Game Technology...............         3,300           58,377
International Speedway Corp.................           100            2,617
Las Vegas Sands Corp.(a)....................         3,500          160,825
Marriott International, Inc. - Class A.....          3,078          127,860
McDonald's Corp.............................        12,150          932,634
MGM Resorts International(a)................           500            7,425
Panera Bread Co. - Class A(a)...............           400           40,484
Royal Caribbean Cruises Ltd.(a).............           600           28,200
Starbucks Corp..............................         8,300          266,679
Starwood Hotels & Resorts
    Worldwide, Inc..........................         2,100          127,638
Wendy's/Arby's Group, Inc. - Class A .......         1,400            6,468
WMS Industries, Inc.(a).....................           600           27,144
Wynn Resorts Ltd............................           850           88,264
Yum! Brands, Inc............................         5,250          257,512
                                                                 ----------
                                                                  2,421,753
                                                                 ----------
HOUSEHOLD DURABLES - 0.3%
Fortune Brands, Inc.........................           200           12,050
Garmin Ltd..................................            50            1,550

                                     FSA-21

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Harman International Industries,
    Inc.(a)..............................           400       $   18,520
Leggett & Platt, Inc.....................           950           21,622
Mohawk Industries, Inc.(a)...............           100            5,676
NVR, Inc.(a).............................           100           69,102
Tempur-Pedic International, Inc.(a).....            750           30,045
Tupperware Brands Corp...................           650           30,985
Whirlpool Corp...........................           400           35,532
                                                              ----------
                                                                 225,082
                                                              ----------
INTERNET & CATALOG RETAIL - 1.4%
Amazon.com, Inc.(a)......................         3,950          711,000
Expedia, Inc.............................           900           22,581
NetFlix, Inc.(a).........................           500           87,850
Priceline.com, Inc.(a)...................           600          239,730
                                                              ----------
                                                               1,061,161
                                                              ----------
LEISURE EQUIPMENT & PRODUCTS - 0.2%
Hasbro, Inc..............................         1,500           70,770
Mattel, Inc..............................         2,350           59,761
                                                              ----------
                                                                 130,531
                                                              ----------
MEDIA - 1.7%
CBS Corp. - Class B......................           850           16,193
DIRECTV(a)...............................         9,321          372,188
Discovery Communications, Inc. -
    Class A(a)...........................         2,300           95,910
DreamWorks Animation SKG, Inc.(a)                   800           23,576
Interpublic Group of Cos., Inc.
    (The)(a).............................         5,500           58,410
John Wiley & Sons, Inc. - Class A........           500           22,620
Lamar Advertising Co.(a).................           150            5,976
Madison Square Garden, Inc.(a)...........           200            5,156
McGraw-Hill Cos., Inc. (The).............         2,450           89,204
Meredith Corp............................           100            3,465
Morningstar, Inc.........................           250           13,270
News Corp. - Class A.....................         5,350           77,896
Omnicom Group, Inc.......................         2,800          128,240
Regal Entertainment Group - Class A                 200            2,348
Scripps Networks Interactive, Inc. -
    Class A..............................         1,000           51,750
Sirius XM Radio, Inc.(a).................        43,750           71,750
Thomson Reuters Corp.....................         1,350           50,315
Time Warner, Inc.........................         2,650           85,250
Viacom, Inc. - Class B...................         1,350           53,473
                                                              ----------
                                                               1,226,990
                                                              ----------
MULTILINE RETAIL - 1.3%
Big Lots, Inc.(a)........................           850           25,891
Dollar General Corp.(a)..................           750           23,003
Dollar Tree, Inc.(a).....................         1,475           82,718
Family Dollar Stores, Inc................         1,550           77,050
JC Penney Co., Inc.......................           800           25,848

--------------------------------------------------------------------------------
COMPANY                                           SHARES    U.S. $ VALUE
--------------------------------------------------------------------------------
Kohl's Corp.(a)..........................         2,550      $   138,567
Macy's, Inc..............................           400           10,120
Nordstrom, Inc...........................         1,900           80,522
Target Corp..............................         8,250          496,072
                                                             -----------
                                                                 959,791
                                                             -----------
SPECIALTY RETAIL - 3.7%
Aaron's, Inc.............................           375            7,646
Abercrombie & Fitch Co. - Class A........           800           46,104
Advance Auto Parts, Inc..................           950           62,843
Aeropostale, Inc.(a).....................         1,000           24,640
American Eagle Outfitters, Inc...........           500            7,315
AutoNation, Inc.(a)......................           250            7,050
AutoZone, Inc.(a)........................           350           95,406
Bed Bath & Beyond, Inc.(a)...............         3,000          147,450
Best Buy Co., Inc........................         3,600          123,444
CarMax, Inc.(a)..........................         2,500           79,700
Chico's FAS, Inc.........................         1,950           23,459
Dick's Sporting Goods, Inc.(a)...........           950           35,625
Gap, Inc. (The)..........................         4,250           94,095
Guess?, Inc..............................           750           35,490
Home Depot, Inc..........................        19,050          667,893
J Crew Group, Inc.(a)....................           650           28,041
Limited Brands, Inc......................         3,000           92,190
Lowe's Cos., Inc.........................        12,300          308,484
O'Reilly Automotive, Inc.(a).............         1,600           96,672
Office Depot, Inc.(a)....................           300            1,620
PetSmart, Inc............................         1,300           51,766
Ross Stores, Inc.........................         1,400           88,550
Staples, Inc.............................         8,150          185,575
Tiffany & Co.............................         1,450           90,291
TJX Cos., Inc............................         4,550          201,974
Tractor Supply Co........................           800           38,792
Urban Outfitters, Inc.(a)................         1,350           48,344
Williams-Sonoma, Inc.....................         1,050           37,475
                                                             -----------
                                                               2,727,934
                                                             -----------
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Coach, Inc...............................         3,400          188,054
Fossil, Inc.(a)..........................           650           45,812
Hanesbrands, Inc.(a).....................         1,050           26,670
NIKE, Inc. - Class B.....................         4,100          350,222
Phillips-Van Heusen Corp.................           600           37,806
Polo Ralph Lauren Corp. - Class A........           700           77,644
                                                             -----------
                                                                 726,208
                                                             -----------
                                                              11,014,433
                                                             -----------
INDUSTRIALS - 13.5%
AEROSPACE & DEFENSE - 3.1%
Alliant Techsystems, Inc.(a).............           400           29,772
Boeing Co. (The).........................         6,950          453,557
Goodrich Corp............................           450           39,632
Honeywell International, Inc.............         8,600          457,176

                                     FSA-22

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES    U.S. $ VALUE
--------------------------------------------------------------------------------
Lockheed Martin Corp......................         2,750      $  192,252
Precision Castparts Corp..................         1,650         229,696
Rockwell Collins, Inc.....................           900          52,434
Spirit Aerosystems Holdings, Inc. -
    Class A(a)............................           150           3,122
TransDigm Group, Inc.(a)..................           600          43,206
United Technologies Corp..................         9,650         759,648
                                                              ----------
                                                               2,260,495
                                                              ----------
AIR FREIGHT & LOGISTICS - 1.5%
CH Robinson Worldwide, Inc................         1,900         152,361
Expeditors International of
    Washington, Inc.......................         2,400         131,040
FedEx Corp................................         2,250         209,272
United Parcel Service, Inc. - Class B              8,050         584,269
UTI Worldwide, Inc........................           900          19,080
                                                              ----------
                                                               1,096,022
                                                              ----------
AIRLINES - 0.3%
AMR Corp.(a)..............................         1,200           9,348
Copa Holdings Sa - Class A................           250          14,710
Delta Air Lines, Inc.(a)..................         8,850         111,510
Southwest Airlines Co.....................         1,100          14,278
United Continental Holdings, Inc.(a).....          3,027          72,103
                                                              ----------
                                                                 221,949
                                                              ----------
BUILDING PRODUCTS - 0.1%
Armstrong World Industries, Inc...........            50           2,150
Lennox International, Inc.................           550          26,009
Masco Corp................................         1,200          15,192
Owens Corning(a)..........................           650          20,248
USG Corp.(a)..............................           300           5,049
                                                              ----------
                                                                  68,648
                                                              ----------
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Avery Dennison Corp.......................            50           2,117
Copart, Inc.(a)...........................           750          28,012
Corrections Corp. of America(a)...........           200           5,012
Covanta Holding Corp......................            50             860
Iron Mountain, Inc........................         2,000          50,020
KAR Auction Services, Inc.(a).............            50             690
Pitney Bowes, Inc.........................         1,600          38,688
Republic Services, Inc. - Class A.........         1,050          31,353
RR Donnelley & Sons Co....................           100           1,747
Stericycle, Inc.(a).......................           950          76,874
Waste Connections, Inc....................           975          26,842
                                                              ----------
                                                                 262,215
                                                              ----------
CONSTRUCTION & ENGINEERING - 0.1%
Aecom Technology Corp.(a).................           350           9,790
Chicago Bridge & Iron Co. NV(a)...........           450          14,805
Fluor Corp................................           150           9,939
Jacobs Engineering Group, Inc.(a).........           830          38,055
KBR, Inc..................................           100           3,047

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Shaw Group, Inc. (The)(a).................           500      $   17,115
                                                              ----------
                                                                  92,751
                                                              ----------
ELECTRICAL EQUIPMENT - 1.4%
AMETEK, Inc...............................         1,778          69,767
Babcock & Wilcox Co.(a)...................         1,000          25,590
Cooper Industries PLC.....................         1,850         107,837
Emerson Electric Co.......................         8,450         483,086
First Solar, Inc.(a)......................           700          91,098
General Cable Corp.(a)....................           200           7,018
Hubbell, Inc. - Class B...................           300          18,039
Regal-Beloit Corp.........................           400          26,704
Rockwell Automation, Inc..................         1,650         118,321
Roper Industries, Inc.....................         1,050          80,252
Thomas & Betts Corp.(a)...................           100           4,830
                                                              ----------
                                                               1,032,542
                                                              ----------
INDUSTRIAL CONGLOMERATES - 1.7%
3M Co.....................................         8,050         694,715
Carlisle Cos., Inc........................            50           1,987
General Electric Co.......................        27,850         509,376
Textron, Inc..............................         1,500          35,460
Tyco International Ltd....................           800          33,152
                                                              ----------
                                                               1,274,690
                                                              ----------
MACHINERY - 4.0%
Bucyrus International, Inc. - Class A                900          80,460
Caterpillar, Inc..........................         7,050         660,303
CNH Global NV(a)..........................            50           2,387
Cummins, Inc..............................         2,250         247,522
Danaher Corp..............................         5,580         263,209
Deere & Co................................         4,550         377,877
Donaldson Co., Inc........................           850          49,538
Dover Corp................................         1,350          78,907
Eaton Corp................................           550          55,831
Flowserve Corp............................           600          71,532
Gardner Denver, Inc.......................           600          41,292
Graco, Inc................................           700          27,615
Harsco Corp...............................            50           1,416
IDEX Corp.................................           700          27,384
Illinois Tool Works, Inc..................         4,950         264,330
Joy Global, Inc...........................         1,150          99,762
Kennametal, Inc...........................           700          27,622
Lincoln Electric Holdings, Inc............           500          32,635
Manitowoc Co., Inc. (The).................         1,450          19,010
Navistar International Corp.(a)...........           850          49,224
Oshkosh Corp.(a)..........................         1,000          35,240
PACCAR, Inc...............................         4,150         238,293
Pall Corp.................................         1,300          64,454
Parker Hannifin Corp......................           550          47,465
Pentair, Inc..............................           500          18,255
SPX Corp..................................           100           7,149
Timken Co.................................           750          35,798

                                     FSA-23

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Toro Co. (The).............................           400      $   24,656
Valmont Industries, Inc....................           300          26,619
Wabtec Corp................................           100           5,289
                                                               ----------
                                                                2,981,074
                                                               ----------
MARINE - 0.0%
Kirby Corp.(a).............................            50           2,203
                                                               ----------
PROFESSIONAL SERVICES - 0.3%
Dun & Bradstreet Corp......................           600          49,254
FTI Consulting, Inc.(a)....................           350          13,048
IHS, Inc. - Class A(a).....................           600          48,234
Robert Half International, Inc.............         1,600          48,960
Towers Watson & Co.........................           100           5,206
Verisk Analytics, Inc. - Class A(a)........         1,157          39,431
                                                               ----------
                                                                  204,133
                                                               ----------
ROAD & RAIL - 0.3%
Con-way, Inc...............................            50           1,828
Hertz Global Holdings, Inc.(a).............         1,800          26,082
JB Hunt Transport Services, Inc............         1,000          40,810
Kansas City Southern(a)....................           650          31,109
Landstar System, Inc.......................           500          20,470
Ryder System, Inc..........................           350          18,424
Union Pacific Corp.........................           700          64,862
                                                               ----------
                                                                  203,585
                                                               ----------
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Fastenal Co................................         1,500          89,865
GATX Corp..................................           150           5,292
MSC Industrial Direct Co. -
    Class A................................           450          29,111
WESCO International, Inc.(a)...............           150           7,920
WW Grainger, Inc...........................           650          89,771
                                                               ----------
                                                                  221,959
                                                               ----------
                                                                9,922,266
                                                               ----------
ENERGY - 10.9%
ENERGY EQUIPMENT & SERVICES - 2.9%
Atwood Oceanics, Inc.(a)...................           100           3,737
Baker Hughes, Inc..........................         1,300          74,321
Cameron International Corp.(a).............         1,570          79,646
Core Laboratories NV.......................           500          44,525
Diamond Offshore Drilling, Inc.............           300          20,061
Dresser-Rand Group, Inc.(a)................           800          34,072
Exterran Holdings, Inc.(a).................            50           1,198
FMC Technologies, Inc.(a)..................         1,400         124,474
Halliburton Co.............................        10,250         418,507
McDermott International, Inc.(a)...........         2,000          41,380
Nabors Industries Ltd.(a)..................         1,250          29,325
Oil States International, Inc.(a)..........            50           3,205
Pride International, Inc.(a)...............           700          23,100
Rowan Cos., Inc.(a)........................           150           5,236
Schlumberger Ltd...........................        13,490       1,126,415

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Superior Energy Services, Inc.(a)..........            50      $    1,750
Weatherford International Ltd.(a)..........         3,300          75,240
                                                               ----------
                                                                2,106,192
                                                               ----------
OIL, GAS & CONSUMABLE FUELS - 8.0%
Alpha Natural Resources, Inc.(a)...........           200          12,006
Arch Coal, Inc.............................         1,250          43,825
Atlas Energy, Inc.(a)......................           600          26,382
Chevron Corp...............................         1,200         109,500
Cimarex Energy Co..........................           950          84,103
Concho Resources, Inc.(a)..................         1,000          87,670
ConocoPhillips.............................         6,400         435,840
Consol Energy, Inc.........................         1,140          55,564
Continental Resources, Inc.(a).............           350          20,598
El Paso Corp...............................         1,450          19,952
EOG Resources, Inc.........................         2,900         265,089
EQT Corp...................................         1,500          67,260
EXCO Resources, Inc........................         1,650          32,043
Exxon Mobil Corp...........................        52,720       3,854,886
Forest Oil Corp.(a)........................           750          28,477
Frontline Ltd..............................           400          10,148
Holly Corp.................................           350          14,270
Marathon Oil Corp..........................         2,100          77,763
Murphy Oil Corp............................           300          22,365
Occidental Petroleum Corp..................         1,900         186,390
Petrohawk Energy Corp.(a)..................         2,400          43,800
Quicksilver Resources, Inc.(a).............            50             737
Range Resources Corp.......................         1,750          78,715
SandRidge Energy, Inc.(a)..................         2,350          17,202
SM Energy Co...............................           500          29,465
Southwestern Energy Co.(a).................         3,900         145,977
Ultra Petroleum Corp.(a)...................         1,650          78,820
Whiting Petroleum Corp.(a).................            50           5,860
Williams Cos., Inc. (The)..................         2,700          66,744
                                                               ----------
                                                                5,921,451
                                                               ----------
                                                                8,027,643
                                                               ----------
HEALTH CARE - 9.9%
BIOTECHNOLOGY - 1.7%
Alexion Pharmaceuticals, Inc.(a)...........         1,000          80,550
Amylin Pharmaceuticals, Inc.(a)............         1,600          23,536
BioMarin Pharmaceutical, Inc.(a)...........         1,100          29,623
Celgene Corp.(a)...........................         5,213         308,297
Dendreon Corp.(a)..........................         1,550          54,126
Genzyme Corp.(a)...........................         2,250         160,200
Gilead Sciences, Inc.(a)...................         9,433         341,852
Human Genome Sciences, Inc.(a).............         2,050          48,974
Myriad Genetics, Inc.(a)...................           950          21,698
Regeneron Pharmaceuticals, Inc.(a) ........           750          24,623
Talecris Biotherapeutics Holdings
    Corp.(a)...............................           500          11,650
United Therapeutics Corp.(a)...............           600          37,932

                                     FSA-24

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Vertex Pharmaceuticals, Inc.(a)............         2,250      $   78,817
                                                               ----------
                                                                1,221,878
                                                               ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
Alcon, Inc.................................           850         138,890
Alere, Inc.(a).............................           200           7,320
Baxter International, Inc..................         5,550         280,941
Becton Dickinson and Co....................         2,650         223,978
CareFusion Corp.(a)........................           350           8,995
Cooper Cos., Inc. (The)....................           100           5,634
Covidien PLC...............................         5,600         255,696
CR Bard, Inc...............................         1,050          96,358
DENTSPLY International, Inc................         1,650          56,381
Edwards Lifesciences Corp.(a)..............         1,300         105,092
Gen-Probe, Inc.(a).........................           600          35,010
Hill-Rom Holdings, Inc.....................           550          21,654
IDEXX Laboratories, Inc.(a)................           700          48,454
Intuitive Surgical, Inc.(a)................           500         128,875
Kinetic Concepts, Inc.(a)..................            50           2,094
Medtronic, Inc.............................         9,550         354,209
ResMed, Inc.(a)............................         1,700          58,888
St Jude Medical, Inc.(a)...................         3,650         156,037
Stryker Corp...............................         3,500         187,950
Teleflex, Inc..............................           100           5,381
Thoratec Corp.(a)..........................           600          16,992
Varian Medical Systems, Inc.(a)............         1,400          96,992
                                                               ----------
                                                                2,291,821
                                                               ----------
HEALTH CARE PROVIDERS & SERVICES - 1.9%
AmerisourceBergen Corp. - Class A.........          3,100         105,772
Brookdale Senior Living, Inc.(a)...........           100           2,141
Cardinal Health, Inc.......................         1,400          53,634
Community Health Systems, Inc.(a).........            700          26,159
DaVita, Inc.(a)............................         1,150          79,913
Emergency Medical Services
    Corp.(a)...............................           350          22,614
Express Scripts, Inc. - Class A(a).........         6,150         332,407
Health Management Associates, Inc.
    - Class A(a)...........................         2,800          26,712
Henry Schein, Inc.(a)......................         1,000          61,390
Laboratory Corp. of America
    Holdings(a)............................         1,200         105,504
Lincare Holdings, Inc......................         1,075          28,842
McKesson Corp..............................         1,350          95,013
Medco Health Solutions, Inc.(a)............         4,850         297,159
Mednax, Inc.(a)............................           550          37,010
Omnicare, Inc..............................           100           2,539
Patterson Cos., Inc........................         1,100          33,693
Quest Diagnostics, Inc.....................         1,350          72,860
Tenet Healthcare Corp.(a)..................         3,900          26,091
Universal Health Services, Inc. -
    Class B................................            50           2,171

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
VCA Antech, Inc.(a)........................           900      $   20,961
                                                               ----------
                                                                1,432,585
                                                               ----------
HEALTH CARE TECHNOLOGY - 0.2%
Allscripts-Misys Healthcare
    Solutions, Inc.(a).....................         1,250          24,088
Cerner Corp.(a)............................           750          71,055
Emdeon, Inc.(a)............................           200           2,708
SXC Health Solutions Corp.(a)..............           700          30,002
                                                               ----------
                                                                  127,853
                                                               ----------
LIFE SCIENCES TOOLS & SERVICES - 0.8%
Agilent Technologies, Inc.(a)..............         3,900         161,577
Charles River Laboratories
    International, Inc.(a).................           100           3,554
Covance, Inc.(a)...........................           700          35,987
Illumina, Inc.(a)..........................         1,400          88,676
Life Technologies Corp.(a).................         1,450          80,475
Mettler-Toledo International, Inc.(a).....            400          60,484
PerkinElmer, Inc...........................           550          14,201
Pharmaceutical Product
    Development, Inc.......................         1,150          31,211
Techne Corp................................           450          29,552
Waters Corp.(a)............................         1,050          81,595
                                                               ----------
                                                                  587,312
                                                               ----------
PHARMACEUTICALS - 2.2%
Abbott Laboratories........................        15,680         751,229
Allergan, Inc..............................         3,400         233,478
Eli Lilly & Co.............................         2,550          89,352
Hospira, Inc.(a)...........................         1,900         105,811
Johnson & Johnson..........................         4,650         287,602
Mylan, Inc.(a).............................         4,097          86,570
Perrigo Co.................................           900          56,997
Warner Chilcott PLC........................           950          21,432
                                                               ----------
                                                                1,632,471
                                                               ----------
                                                                7,293,920
                                                               ----------
CONSUMER STAPLES - 9.5%
BEVERAGES - 2.7%
Brown-Forman Corp. - Class B...............           950          66,139
Coca-Cola Co. (The)........................        17,650       1,160,840
Coca-Cola Enterprises, Inc.................         2,150          53,815
Dr Pepper Snapple Group, Inc...............           800          28,128
Hansen Natural Corp.(a)....................           650          33,982
PepsiCo, Inc...............................        10,437         681,849
                                                               ----------
                                                                2,024,753
                                                               ----------
FOOD & STAPLES RETAILING - 2.5%
BJ's Wholesale Club, Inc.(a)...............            50           2,395
Costco Wholesale Corp......................         4,950         357,439
CVS Caremark Corp..........................         1,700          59,109
Kroger Co. (The)...........................           400           8,944
Sysco Corp.................................         6,650         195,510

                                     FSA-25

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.....................        13,272      $  715,759
Walgreen Co..............................        10,000         389,600
Whole Foods Market, Inc.(a)..............         1,600          80,944
                                                             ----------
                                                              1,809,700
                                                             ----------
FOOD PRODUCTS - 0.9%
Campbell Soup Co.........................         1,250          43,437
ConAgra Foods, Inc.......................           500          11,290
Flowers Foods, Inc.......................           300           8,073
General Mills, Inc.......................         4,400         156,596
Green Mountain Coffee Roasters,
    Inc.(a)..............................         1,200          39,432
Hershey Co. (The)........................         1,000          47,150
HJ Heinz Co..............................         1,450          71,717
Kellogg Co...............................         2,600         132,808
McCormick & Co., Inc.....................           700          32,571
Mead Johnson Nutrition Co. -
    Class A..............................           350          21,788
Sara Lee Corp............................         5,300          92,803
                                                             ----------
                                                                657,665
                                                             ----------
HOUSEHOLD PRODUCTS - 1.2%
Church & Dwight Co., Inc.................           850          58,667
Clorox Co................................         1,500          94,920
Colgate-Palmolive Co.....................         4,600         369,702
Kimberly-Clark Corp......................         3,700         233,248
Procter & Gamble Co. (The)...............         1,900         122,227
                                                             ----------
                                                                878,764
                                                             ----------
PERSONAL PRODUCTS - 0.4%
Alberto-Culver Co. - Class B.............           200           7,408
Avon Products, Inc.......................         4,800         139,488
Estee Lauder Cos., Inc. (The) -
    Class A..............................         1,250         100,875
Herbalife Ltd............................           650          44,441
                                                             ----------
                                                                292,212
                                                             ----------
TOBACCO - 1.8%
Altria Group, Inc........................        13,600         334,832
Philip Morris International, Inc.........        17,527       1,025,855
                                                             ----------
                                                              1,360,687
                                                             ----------
                                                              7,023,781
                                                             ----------
MATERIALS - 5.3%
CHEMICALS - 2.9%
Air Products & Chemicals, Inc............         2,400         218,280
Airgas, Inc..............................         1,000          62,460
Albemarle Corp...........................         1,000          55,780
Ashland, Inc.............................           100           5,086
Celanese Corp. - Class A.................         1,700          69,989
CF Industries Holdings, Inc..............           635          85,820
Eastman Chemical Co......................           200          16,816

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Ecolab, Inc..............................         2,650      $  133,613
EI du Pont de Nemours & Co...............         3,500         174,580
FMC Corp.................................           600          47,934
International Flavors & Fragrances,
    Inc..................................           850          47,251
Lubrizol Corp............................           750          80,160
Monsanto Co..............................         6,100         424,804
Mosaic Co. (The).........................         1,800         137,448
Nalco Holding Co.........................         1,450          46,313
PPG Industries, Inc......................           350          29,425
Praxair, Inc.............................         3,500         334,145
RPM International, Inc...................           650          14,365
Scotts Miracle-Gro Co. (The) -
    Class A..............................           550          27,924
Sherwin-Williams Co. (The)...............           700          58,625
Sigma-Aldrich Corp.......................         1,250          83,200
Valspar Corp.............................           100           3,448
                                                             ----------
                                                              2,157,466
                                                             ----------
CONSTRUCTION MATERIALS - 0.1%
Eagle Materials, Inc.....................           400          11,300
Martin Marietta Materials, Inc...........           550          50,732
                                                             ----------
                                                                 62,032
                                                             ----------
CONTAINERS & PACKAGING - 0.1%
Ball Corp................................           250          17,012
Crown Holdings, Inc.(a)..................         1,750          58,415
Owens-Illinois, Inc.(a)..................           500          15,350
Temple-Inland, Inc.......................           200           4,248
                                                             ----------
                                                                 95,025
                                                             ----------
METALS & MINING - 2.1%
AK Steel Holding Corp....................           150           2,456
Alcoa, Inc...............................         1,650          25,393
Allegheny Technologies, Inc..............         1,100          60,698
Carpenter Technology Corp................           450          18,108
Cliffs Natural Resources, Inc............         1,550         120,915
Compass Minerals International,
    Inc..................................           400          35,708
Freeport-McMoRan Copper & Gold,
    Inc..................................         5,323         639,239
Newmont Mining Corp......................         5,400         331,722
Nucor Corp...............................         1,550          67,921
Reliance Steel & Aluminum Co.............           100           5,110
Royal Gold, Inc..........................           100           5,463
Schnitzer Steel Industries, Inc. -
    Class A..............................            50           3,320
Southern Copper Corp.....................         1,850          90,169
Titanium Metals Corp.(a).................           900          15,462
United States Steel Corp.................           300          17,526
Walter Energy, Inc.......................           500          63,920
                                                             ----------
                                                              1,503,130
                                                             ----------

                                     FSA-26

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.1%
International Paper Co.....................         3,800      $  103,512
                                                               ----------
                                                                3,921,165
                                                               ----------
FINANCIALS - 4.7%
CAPITAL MARKETS - 1.6%
Affiliated Managers Group, Inc.(a).........           550          54,571
Ameriprise Financial, Inc..................           600          34,530
BlackRock, Inc. - Class A..................           360          68,609
Charles Schwab Corp. (The).................        11,060         189,237
Eaton Vance Corp...........................         1,300          39,299
Federated Investors, Inc. - Class B........           600          15,702
Franklin Resources, Inc....................         1,700         189,057
Greenhill & Co., Inc.......................           350          28,588
Invesco Ltd................................         1,500          36,090
Janus Capital Group, Inc...................           100           1,297
Lazard Ltd. - Class A......................         1,000          39,490
LPL Investment Holdings, Inc.(a)...........            44           1,600
Morgan Stanley.............................         5,350         145,573
Northern Trust Corp........................         1,080          59,843
SEI Investments Co.........................         1,600          38,064
T Rowe Price Group, Inc....................         2,950         190,393
TD Ameritrade Holding Corp.................         2,600          49,374
Waddell & Reed Financial, Inc. -
    Class A................................           900          31,761
                                                               ----------
                                                                1,213,078
                                                               ----------
COMMERCIAL BANKS - 0.0%
Bank of Hawaii Corp........................           200           9,442
                                                               ----------
CONSUMER FINANCE - 0.7%
American Express Co........................        11,819         507,272
Green Dot Corp.(a).........................            50           2,837
                                                               ----------
                                                                  510,109
                                                               ----------
DIVERSIFIED FINANCIAL SERVICES - 0.3%
CBOE Holdings, Inc.........................            60           1,372
Interactive Brokers Group, Inc.............           100           1,782
IntercontinentalExchange, Inc.(a)..........           900         107,235
Moody's Corp...............................         2,250          59,715
MSCI, Inc. - Class A(a)....................         1,200          46,752
NASDAQ OMX Group, Inc. (The)(a)............            50           1,185
NYSE Euronext..............................           550          16,489
                                                               ----------
                                                                  234,530
                                                               ----------
INSURANCE - 1.0%
ACE Ltd....................................           550          34,237
Aflac, Inc.................................         5,000         282,150
AON Corp...................................           600          27,606
Arch Capital Group Ltd.(a).................            50           4,403
Arthur J Gallagher & Co....................           200           5,816
Axis Capital Holdings Ltd..................           400          14,352
Brown & Brown, Inc.........................           600          14,364
Endurance Specialty Holdings Ltd...........            50           2,304

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Erie Indemnity Co. - Class A...............           250      $   16,367
Genworth Financial, Inc. - Class A(a)                 950          12,483
Hartford Financial Services Group,
    Inc....................................           350           9,272
Marsh & McLennan Cos., Inc.................         5,550         151,737
MetLife, Inc...............................         2,250          99,990
Travelers Cos., Inc. (The).................           600          33,426
Validus Holdings Ltd.......................           100           3,061
                                                               ----------
                                                                  711,568
                                                               ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%
AMB Property Corp..........................           150           4,757
Apartment Investment &
    Management Co. - Class A...............           550          14,212
Digital Realty Trust, Inc..................           900          46,386
Equity Residential.........................           200          10,390
Essex Property Trust, Inc..................           150          17,133
Federal Realty Investment Trust............           450          35,068
General Growth Properties, Inc.............         2,250          34,830
Plum Creek Timber Co., Inc.................           750          28,087
ProLogis...................................           250           3,610
Public Storage.............................         1,450         147,059
Rayonier, Inc..............................           300          15,756
Simon Property Group, Inc..................         2,269         225,743
UDR, Inc...................................           100           2,352
Ventas, Inc................................           500          26,240
Vornado Realty Trust.......................           200          16,666
                                                               ----------
                                                                  628,289
                                                               ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
CB Richard Ellis Group, Inc. -
    Class A(a).............................         3,150          64,512
Howard Hughes Corp. (The)(a)...............           221          12,027
Jones Lang LaSalle, Inc....................           500          41,960
St Joe Co. (The)(a)........................           900          19,665
                                                               ----------
                                                                  138,164
                                                               ----------
THRIFTS & MORTGAGE FINANCE - 0.0%
Capitol Federal Financial, Inc.............            45             539
Hudson City Bancorp, Inc...................           380           4,841
                                                               ----------
                                                                    5,380
                                                               ----------
                                                                3,450,560
                                                               ----------
TELECOMMUNICATION SERVICES - 0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Frontier Communications Corp...............         4,250          41,353
Level 3 Communications, Inc.(a)............         7,150           7,007
tw telecom, Inc.(a)........................         1,700          28,985
Windstream Corp............................         2,200          30,668
                                                               ----------
                                                                  108,013
                                                               ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
American Tower Corp. - Class A(a)..........         4,500         232,380
Clearwire Corp. - Class A(a)...............         1,300           6,695

                                     FSA-27

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Concluded)

--------------------------------------------------------------------------------
COMPANY                                            SHARES    U.S. $ VALUE
--------------------------------------------------------------------------------
Crown Castle International Corp.(a)......           3,200     $   140,256
MetroPCS Communications, Inc.(a).........           1,350          17,050
NII Holdings, Inc. - Class B(a)..........           1,500          66,990
SBA Communications Corp. -
    Class A(a)...........................           1,300          53,222
                                                              -----------
                                                                  516,593
                                                              -----------
                                                                  624,606
                                                              -----------
UTILITIES - 0.1%
ELECTRIC UTILITIES - 0.1%
ITC Holdings Corp........................             450          27,891
                                                              -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.0%
Calpine Corp.(a).........................           1,750          23,345
Ormat Technologies, Inc..................             100           2,958
                                                              -----------
                                                                   26,303
                                                              -----------
                                                                   54,194
                                                              -----------
Total Common Stocks
    (cost $52,947,144) ..................                      74,094,638
                                                              -----------
RIGHTS - 0.0%
HEALTH CARE - 0.0%
BIOTECHNOLOGY - 0.0%
Celgene Corp.(a)
    (cost $224)..........................              50             245
                                                              -----------
Total Common Stocks and Rights
    (cost $52,947,368) ..................                      74,094,883
                                                              -----------

--------------------------------------------------------------------------------
                                         PRINCIPAL
                                           AMOUNT
COMPANY                                     (000)       U.S. $ VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.2%
TIME DEPOSIT - 0.2%
JP Morgan Nassau
   0.10%, 1/03/11
   (cost $158,634)................          $159         $   158,634
                                                         -----------
TOTAL INVESTMENTS - 100.8%
   (cost $53,106,002).............                        74,253,517
Other assets less liabilities - (0.8)%                      (603,904)
                                                         -----------
NET ASSETS - 100.0%...............                       $73,649,613
                                                         ===========

FUTURES CONTRACTS

-------------------------------------------------------------------------------------------------------------------
                                                                                                    UNREALIZED
                          NUMBER OF       EXPIRATION       NOTIONAL            VALUE AT            APPRECIATION
  TYPE                    CONTRACTS          MONTH           VALUE        DECEMBER 31, 2010       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
PURCHASED CONTRACTS
S&P 500 Index Mini ......     3           March 2011       $185,405            $187,950               $2,545

(a) Non-income producing security.
(b) Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $396,464 as of December 31, 2010.

    Glossary:
    REIT - Real Estate Investment Trust

    The accompanying notes are an integral part of these financial statements.


                                     FSA-28

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2010
--------------------------------------------------------------------------------

ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at value (cost: $19,653,727)  .                        $24,530,894
 Short-term debt securities -- at value (amortized cost: $168,777) ..        168,777
Cash.................................................................        100,000
Interest and dividends receivable....................................          5,343
Fees receivable from Contractowners..................................          6,473
------------------------------------------------------------------------------------
Total assets.........................................................     24,811,487
------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased..........................        170,748
Due to AXA Equitable's General Account...............................        201,672
Accrued custody fees.................................................          6,202
Administrative fees payable..........................................         18,505
Asset management fee payable.........................................         18,028
Accrued expenses.....................................................         10,408
------------------------------------------------------------------------------------
Total liabilities....................................................        425,563
------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.........    $24,385,924
====================================================================================


                                         UNITS OUTSTANDING       UNIT VALUES
                                         -----------------       -----------
Institutional ........................                  16        $34,652.25
RIA ..................................               7,478            318.86
MRP ..................................             327,073             65.56

The accompanying notes are an integral part of these financial statements.

                                     FSA-29

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2):
Dividends............................................................  $   98,786
Interest.............................................................         258
---------------------------------------------------------------------------------
Total investment income..............................................      99,044
---------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Asset management fees................................................    (123,413)
Other operating expense charges......................................      (4,339)
---------------------------------------------------------------------------------
Total expenses.......................................................    (127,752)
---------------------------------------------------------------------------------
Net investment loss..................................................     (28,708)
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security and foreign currency transactions........   5,459,574
Change in unrealized appreciation of investments.....................     728,482
---------------------------------------------------------------------------------
Net realized and unrealized gain on investments......................   6,188,056
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................  $6,159,348
=================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-30

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                         DECEMBER 31, 2010   DECEMBER 31, 2009
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss....................................................................      $   (28,708)       $   (27,254)
Net realized gain (loss) on investments and foreign currency transactions..............        5,459,574         (3,666,791)
Change in unrealized appreciation of investments.......................................          728,482         11,059,589
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to operations..................................        6,159,348          7,365,544
-------------------------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER TRANSACTIONS:
Contributions..........................................................................        3,176,174          1,968,880
Withdrawals............................................................................       (5,303,072)        (5,623,682)
Asset management fees (Note 6).........................................................          (71,421)           (65,942)
Administrative fees (Note 6)...........................................................         (203,865)          (170,213)
-------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contractowner transactions:.................       (2,402,184)        (3,890,957)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.................................................................        3,757,164          3,474,587
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD....       20,628,760         17,154,173
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..........      $24,385,924        $20,628,760
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-31

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010

--------------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 100.6%
TECHNOLOGY - 32.0%
COMMUNICATIONS TECHNOLOGY - 4.6%
Aruba Networks, Inc.(a)..................        10,340      $  215,899
NeuStar, Inc. - Class A(a)...............        12,100         315,205
Polycom, Inc.(a).........................        10,450         407,341
Riverbed Technology, Inc.(a).............         5,540         194,842
                                                             ----------
                                                              1,133,287
                                                             ----------
COMPUTER SERVICES, SOFTWARE & SYSTEMS - 13.3%
Akamai Technologies, Inc.(a).............         7,380         347,229
Citrix Systems, Inc.(a)..................         5,370         367,362
Fortinet, Inc.(a)........................         7,850         253,947
Informatica Corp.(a).....................         5,740         252,732
MICROS Systems, Inc.(a)..................         6,290         275,879
Red Hat, Inc.(a).........................        10,265         468,597
Rovi Corp.(a)............................         4,810         298,268
SuccessFactors, Inc.(a)..................         6,310         182,738
Teradata Corp.(a)........................         7,550         310,758
TIBCO Software, Inc.(a)..................         9,860         194,341
VeriFone Systems, Inc.(a)................         7,360         283,802
                                                             ----------
                                                              3,235,653
                                                             ----------
COMPUTER TECHNOLOGY - 2.2%
NetApp, Inc.(a)..........................         9,610         528,166
                                                             ----------
ELECTRONIC ENTERTAINMENT - 1.9%
Activision Blizzard, Inc.................        36,800         457,792
                                                             ----------
PRODUCTION TECHNOLOGY EQUIPMENT - 2.7%
Applied Materials, Inc...................        22,200         311,910
Lam Research Corp.(a)....................         6,900         357,282
                                                             ----------
                                                                669,192
                                                             ----------
SEMICONDUCTORS & COMPONENT - 7.3%
Analog Devices, Inc......................        13,200         497,244
Fairchild Semiconductor
    International, Inc.(a)...............        22,000         343,420
Marvell Technology Group Ltd.(a).........        16,700         309,785
Netlogic Microsystems, Inc.(a)...........         7,850         246,568
ON Semiconductor Corp.(a)................        38,900         384,332
                                                             ----------
                                                              1,781,349
                                                             ----------
                                                              7,805,439
                                                             ----------
CONSUMER DISCRETIONARY - 18.1%
ADVERTISING AGENCIES - 2.9%
Interpublic Group of Cos., Inc.
    (The)(a).............................        40,000         424,800
Lamar Advertising Co.(a).................         6,840         272,505
                                                             ----------
                                                                697,305
                                                             ----------
HOTEL/MOTEL - 1.9%
Wyndham Worldwide Corp...................        15,350         459,886
                                                             ----------
HOUSEHOLD FURNISHINGS - 1.8%
Tempur-Pedic International, Inc.(a).....         10,790         432,247
                                                             ----------

--------------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
LEISURE TIME - 2.1%
Ctrip.com International Ltd. (ADR)(a)             6,780      $  274,251
priceline.com, Inc.(a)...................           605         241,728
                                                             ----------
                                                                515,979
                                                             ----------
RESTAURANTS - 1.2%
Panera Bread Co. - Class A(a)............         2,860         289,461
                                                             ----------
SPECIALTY RETAIL - 4.4%
Bed Bath & Beyond, Inc.(a)...............         9,510         467,417
CarMax, Inc.(a)..........................        15,565         496,212
NetFlix, Inc.(a).........................           610         107,177
                                                             ----------
                                                              1,070,806
                                                             ----------
TEXTILES, APPAREL & SHOES - 3.8%
Coach, Inc...............................        11,705         647,403
Polo Ralph Lauren Corp. - Class A........         2,640         292,829
                                                             ----------
                                                                940,232
                                                             ----------
                                                              4,405,916
                                                             ----------
PRODUCER DURABLES - 13.0%
AIR TRANSPORT - 0.9%
Allegiant Travel Co......................         4,780         235,367
                                                             ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.8%
Dover Corp...............................         7,560         441,882
                                                             ----------
POWER TRANSMISSION EQUIPMENT - 1.1%
Babcock & Wilcox Co.(a)..................        10,470         267,927
                                                             ----------
RAILROADS - 1.5%
Kansas City Southern(a)..................         7,800         373,308
                                                             ----------
SCIENTIFIC INSTRUMENTS: CONTROL & FILTER - 2.0%
Parker Hannifin Corp.....................         5,650         487,595
                                                             ----------
SCIENTIFIC INSTRUMENTS: ELECTRICAL - 3.5%
AMETEK, Inc..............................        10,760         422,330
Cooper Industries PLC....................         7,280         424,351
                                                             ----------
                                                                846,681
                                                             ----------
SCIENTIFIC INSTRUMENTS: GAUGES & METERS - 2.2%
Agilent Technologies, Inc.(a)............        12,850         532,376
                                                             ----------
                                                              3,185,136
                                                             ----------
HEALTH CARE - 11.6%
BIOTECHNOLOGY - 0.8%
Alexion Pharmaceuticals, Inc.(a).........         2,480         199,764
                                                             ----------
HEALTH CARE FACILITIES - 1.2%
LifePoint Hospitals, Inc.(a).............         7,600         279,300
                                                             ----------
HEALTH CARE MANAGEMENT SERVICES - 3.0%
Centene Corp.(a).........................         7,500         190,050
Healthspring, Inc.(a)....................         9,000         238,770
Humana, Inc.(a)..........................         5,440         297,785
                                                             ----------
                                                                726,605
                                                             ----------
HEALTH CARE SERVICES - 2.3%
HMS Holdings Corp.(a)....................         3,700         239,649

                                     FSA-32

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Concluded)

--------------------------------------------------------------------------------
COMPANY                                       SHARES    U.S. $ VALUE
--------------------------------------------------------------------------------
WebMD Health Corp. - Class A(a)...........     6,470     $  330,358
                                                         ----------
                                                            570,007
                                                         ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.5%
PSS World Medical, Inc.(a)................    16,300        368,380
                                                         ----------
MEDICAL EQUIPMENT - 1.5%
Illumina, Inc.(a).........................     5,820        368,639
                                                         ----------
PHARMACEUTICALS - 1.3%
Endo Pharmaceuticals Holdings,
    Inc.(a)...............................     8,880        317,105
                                                         ----------
                                                          2,829,800
                                                         ----------
ENERGY - 8.8%
OIL WELL EQUIPMENT & SERVICES - 2.8%
Cameron International Corp.(a)............     7,560        383,519
Oceaneering International, Inc.(a)........     4,100        301,883
                                                         ----------
                                                            685,402
                                                         ----------
OIL: CRUDE PRODUCERS - 6.0%
Concho Resources Inc.(a)..................     5,240        459,391
Newfield Exploration Co.(a)...............     3,870        279,066
Noble Energy, Inc.........................     5,190        446,755
Southwestern Energy Co.(a)................     7,250        271,367
                                                         ----------
                                                          1,456,579
                                                         ----------
                                                          2,141,981
                                                         ----------
FINANCIAL SERVICES - 8.1%
ASSET MANAGEMENT & CUSTODIAN - 4.5%
Affiliated Managers Group, Inc.(a)........     5,050        501,061
T Rowe Price Group, Inc...................     9,070        585,378
                                                         ----------
                                                          1,086,439
                                                         ----------
BANKS: DIVERSIFIED - 1.0%
Popular, Inc.(a)..........................    81,400        255,596
                                                         ----------
FINANCIAL DATA & SYSTEMS - 2.6%
Alliance Data Systems Corp.(a)............     4,560        323,897
Wright Express Corp.(a)...................     6,840        314,640
                                                         ----------
                                                            638,537
                                                         ----------
                                                          1,980,572
                                                         ----------

--------------------------------------------------------------------------------
COMPANY                                       SHARES    U.S. $ VALUE
--------------------------------------------------------------------------------
MATERIALS & PROCESSING - 7.1%
CHEMICALS: DIVERSIFIED - 3.0%
Ecolab, Inc...............................     8,225    $   414,705
Solutia, Inc.(a)..........................    13,600        313,888
                                                        -----------
                                                            728,593
                                                        -----------
METALS & MINERALS: DIVERSIFIED - 4.1%
Cliffs Natural Resources, Inc.............     5,575        434,906
Molycorp, Inc.(a).........................     5,780        288,422
Pan American Silver Corp..................     6,640        273,634
                                                        -----------
                                                            996,962
                                                        -----------
                                                          1,725,555
                                                        -----------
CONSUMER STAPLES - 1.9%
BEVERAGE: SOFT DRINKS - 1.1%
Green Mountain Coffee Roasters,
    Inc.(a)...............................     8,250        271,095
                                                        -----------
DRUG & GROCERY STORE CHAINS - 0.8%
Fresh Market, Inc. (The)(a)...............     4,500        185,400
                                                        -----------
                                                            456,495
                                                        -----------
Total Common Stocks
   (cost $19,653,727).....................               24,530,894
                                                        -----------

                                           ----------
                                            Principal
                                              Amount
                                              (000)
                                           ----------
SHORT-TERM INVESTMENTS - 0.7%
TIME DEPOSIT - 0.7%
JP Morgan Nassau
   0.10%, 1/03/11
   (cost $168,777)...........                  $169         168,777
                                                        -----------
TOTAL INVESTMENTS - 101.3%
   (cost $19,822,504)........                            24,699,671
Other assets less liabilities - (1.3)%                     (313,747)
                                                        -----------
NET ASSETS - 100.0%..........                           $24,385,924
                                                        ===========

(a) Non-income producing security.

    Glossary:

    ADR - American Depositary Receipt

    The accompanying notes are an integral part of these financial statements.

                                     FSA-33

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      AXA AGGRESSIVE   AXA CONSERVATIVE    AXA CONSERVATIVE   AXA MODERATE
                                                        ALLOCATION*       ALLOCATION*    -PLUS ALLOCATION*    ALLOCATION*
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $2,030,716        $1,110,944           $662,394      $10,421,638
Receivable for The Trusts shares sold...............         1,658             1,189                676          293,197
Receivable for policy-related transactions..........            --                --                 --               --
---------------------------------------------------------------------------------------------------------------------------
   Total assets.....................................     2,032,374         1,112,133            663,070       10,714,835
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............            --                --                 --               --
Payable for policy-related transactions.............         1,658             1,189                676          293,197
---------------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................         1,658             1,189                676          293,197
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $2,030,716        $1,110,944           $662,394      $10,421,638
===========================================================================================================================
NET ASSETS:
Accumulation Units..................................     2,030,716         1,110,944            662,394       10,421,638
---------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $2,030,716        $1,110,944           $662,394      $10,421,638
===========================================================================================================================
Investments in shares of The Trusts, at cost........    $1,886,052        $1,114,475           $642,700      $ 9,803,024
The Trusts shares held
 Class A............................................            --                --                 --               --
 Class B............................................       202,472           116,183             68,865          779,366

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-34

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 EQ/
                                                           AXA               EQ/         ALLIANCEBERNSTEIN    EQ/BLACKROCK
                                                      MODERATE-PLUS  ALLIANCEBERNSTEIN        SMALL CAP       BASIC VALUE
                                                       ALLOCATION*     INTERNATIONAL*          GROWTH*          EQUITY*
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $1,762,485       $13,380,043           $287,513         $100,873
Receivable for The Trusts shares sold...............         1,209           244,649                216               80
Receivable for policy-related transactions..........            --                --                 --               --
--------------------------------------------------------------------------------------------------------------------------
   Total assets.....................................     1,763,694        13,624,692            287,729          100,953
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............            --                --                 --               --
Payable for policy-related transactions.............         1,209           244,636                212               80
--------------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................         1,209           244,636                212               80
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $1,762,485       $13,380,056           $287,517         $100,873
==========================================================================================================================
NET ASSETS:
Accumulation Units..................................     1,762,485        13,380,056            287,517          100,873
--------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $1,762,485       $13,380,056           $287,517         $100,873
==========================================================================================================================
Investments in shares of The Trusts, at cost........    $1,660,628       $18,609,336           $247,895         $ 78,395
The Trusts shares held
 Class A............................................            --         1,556,511             17,464               --
 Class B............................................       170,122                --                 --            7,371

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-35

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                       EQ/BLACKROCK    EQ/CALVERT    EQ/CAPITAL    EQ/CAPITAL
                                                      INTERNATIONAL     SOCIALLY      GUARDIAN      GUARDIAN
                                                          VALUE*      RESPONSIBLE*     GROWTH*     RESEARCH*
-------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................     $83,892       $2,042,714      $91,004   $5,678,695
Receivable for The Trusts shares sold...............          65           10,891           79      486,496
Receivable for policy-related transactions..........          --               --           --           --
-------------------------------------------------------------------------------------------------------------
   Total assets.....................................      83,957        2,053,605       91,083    6,165,191
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --               --           --           --
Payable for policy-related transactions.............          65           10,891           79      486,496
-------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          65           10,891           79      486,496
-------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................     $83,892       $2,042,714      $91,004   $5,678,695
==============================================================================================================
NET ASSETS:
Accumulation Units..................................      83,892        2,042,714       91,004    5,678,695
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................     $83,892       $2,042,714      $91,004   $5,678,695
==============================================================================================================
Investments in shares of The Trusts, at cost........     $72,930       $1,995,912      $94,527   $5,779,524
The Trusts shares held
 Class A............................................          --               --           --           --
 Class B............................................       7,167          283,986        6,921      467,152

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-36

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                        EQ/GAMCO      EQ/GLOBAL
                                                      EQ/EQUITY 500     EQ/EQUITY    SMALL COMPANY   MULTI-SECTOR
                                                          INDEX*      GROWTH PLUS*       VALUE*        EQUITY*
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $18,455,866      $158,638       $2,598,899     $2,390,352
Receivable for The Trusts shares sold...............       146,143           100           70,319         46,705
Receivable for policy-related transactions..........            --            --               --             --
-----------------------------------------------------------------------------------------------------------------
   Total assets.....................................    18,602,009       158,738        2,669,218      2,437,057
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............            --            --               --             --
Payable for policy-related transactions.............       146,123           100           70,319         46,705
-----------------------------------------------------------------------------------------------------------------
 Total liabilities..................................       146,123           100           70,319         46,705
-----------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $18,455,886      $158,638       $2,598,899     $2,390,352
==================================================================================================================
NET ASSETS:
Accumulation Units..................................    18,455,886       158,638        2,598,899      2,390,352
-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $18,455,886      $158,638       $2,598,899     $2,390,352
==================================================================================================================
Investments in shares of The Trusts, at cost........   $18,424,781      $175,131       $1,994,100     $2,018,115
The Trusts shares held
 Class A............................................        67,426            --               --             --
 Class B............................................       777,595        10,615           66,478        191,654

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-37

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                      EQ/INTERMEDIATE        EQ/          EQ/JPMORGAN
                                                         GOVERNMENT     INTERNATIONAL        VALUE       EQ/LARGE CAP
                                                        BOND INDEX*       CORE PLUS*    OPPORTUNITIES*    CORE PLUS*
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................     $3,229,377       $3,269,410        $44,252        $105,505
Receivable for The Trusts shares sold...............         49,004          229,790             35              81
Receivable for policy-related transactions..........             --               --             --              --
---------------------------------------------------------------------------------------------------------------------
   Total assets.....................................      3,278,381        3,499,200         44,287         105,586
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............             --               --             --              --
Payable for policy-related transactions.............         49,003          229,790             35              81
---------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................         49,003          229,790             35              81
---------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................     $3,229,378       $3,269,410        $44,252        $105,505
======================================================================================================================
NET ASSETS:
Accumulation Units..................................      3,229,378        3,269,410         44,252         105,505
---------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................     $3,229,378       $3,269,410        $44,252        $105,505
======================================================================================================================
Investments in shares of The Trusts, at cost........     $3,233,314       $3,298,289        $27,108        $105,450
The Trusts shares held
 Class A............................................          1,792               --             --              --
 Class B............................................        327,010          339,952          4,518          14,615

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-38

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP   EQ/MID CAP
                                                      GROWTH INDEX*   GROWTH PLUS*    VALUE PLUS*     INDEX*
---------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................      $2,890       $3,909,486     $8,175,625     $42,743
Receivable for The Trusts shares sold...............           4           65,121         46,054          19
Receivable for policy-related transactions..........          --               --             --          --
---------------------------------------------------------------------------------------------------------------
   Total assets.....................................       2,894        3,974,607      8,221,679      42,762
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --               --             --          --
Payable for policy-related transactions.............           4           63,800         46,036          19
---------------------------------------------------------------------------------------------------------------
 Total liabilities..................................           4           63,800         46,036          19
---------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................      $2,890       $3,910,807     $8,175,643     $42,743
===============================================================================================================
NET ASSETS:
Accumulation Units..................................       2,890        3,910,807      8,175,643      42,743
---------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................      $2,890       $3,910,807     $8,175,643     $42,743
===============================================================================================================
Investments in shares of The Trusts, at cost........      $2,414       $3,401,421     $9,980,067     $48,238
The Trusts shares held
 Class A............................................          --               --        107,710          --
 Class B............................................         338          234,928        696,193       5,145

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-39

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                       EQ/MID CAP     EQ/MONEY    EQ/PIMCO ULTRA   EQ/QUALITY
                                                      VALUE PLUS*      MARKET*      SHORT BOND*    BOND PLUS*
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $7,606,517    $9,960,190     $2,156,933      $138,422
Receivable for The Trusts shares sold...............      281,037            --         12,114           129
Receivable for policy-related transactions..........           --       203,085             --            --
--------------------------------------------------------------------------------------------------------------
   Total assets.....................................    7,887,554    10,163,275      2,169,047       138,551
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............           --       203,080             --            --
Payable for policy-related transactions.............      281,037            --         12,114           126
--------------------------------------------------------------------------------------------------------------
 Total liabilities..................................      281,037       203,080         12,114           126
--------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $7,606,517    $9,960,195     $2,156,933      $138,425
==============================================================================================================
NET ASSETS:
Accumulation Units..................................    7,606,517     9,960,195      2,156,933       138,425
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $7,606,517    $9,960,195     $2,156,933      $138,425
==============================================================================================================
Investments in shares of The Trusts, at cost........   $8,553,468    $9,959,710     $2,126,133      $151,640
The Trusts shares held
 Class A............................................           --       101,801             --        16,194
 Class B............................................      763,865     9,857,282        216,637            --

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-40

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                        EQ/T. ROWE    EQ/WELLS FARGO   MULTIMANAGER
                                                         EQ/SMALL      PRICE GROWTH      ADVANTAGE     MULTI-SECTOR
                                                      COMPANY INDEX*      STOCK*       OMEGA GROWTH*      BOND*
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $4,679,632        $1,474          $122,383      $  989,208
Receivable for The Trusts shares sold...............        75,595             1                60           1,457
Receivable for policy-related transactions..........            --            --                --              --
--------------------------------------------------------------------------------------------------------------------
   Total assets.....................................     4,755,227         1,475           122,443         990,665
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............            --            --                --              --
Payable for policy-related transactions.............        75,595             1                60           1,454
--------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................        75,595             1                60           1,454
--------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $4,679,632        $1,474          $122,383      $  989,211
====================================================================================================================
NET ASSETS:
Accumulation Units..................................     4,679,632         1,474           122,383         989,211
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $4,679,632        $1,474          $122,383      $  989,211
====================================================================================================================
Investments in shares of The Trusts, at cost........    $4,388,962        $1,497          $105,747      $1,010,915
The Trusts shares held
 Class A............................................            --            --                --          19,717
 Class B............................................       444,809            72            11,910         236,055

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-41

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                      MULTIMANAGER
                                                       SMALL CAP    MULTIMANAGER   TARGET 2015   TARGET 2025
                                                         VALUE*      TECHNOLOGY*   ALLOCATION*   ALLOCATION*
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $ 98,560     $3,530,780     $2,032,569    $2,063,692
Receivable for The Trusts shares sold...............          45         12,005          1,714         1,190
Receivable for policy-related transactions..........          --             --             --            --
--------------------------------------------------------------------------------------------------------------
   Total assets.....................................      98,605      3,542,785      2,034,283     2,064,882
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --             --             --            --
Payable for policy-related transactions.............          45         12,005          1,714         1,190
--------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          45         12,005          1,714         1,190
--------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $ 98,560     $3,530,780     $2,032,569    $2,063,692
==============================================================================================================
NET ASSETS:
Accumulation Units..................................      98,560      3,530,780      2,032,569     2,063,692
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $ 98,560     $3,530,780     $2,032,569    $2,063,692
==============================================================================================================
Investments in shares of The Trusts, at cost........    $111,392     $2,891,171     $1,911,973    $1,817,144
The Trusts shares held
 Class A............................................          --             --             --            --
 Class B............................................       9,130        275,653        225,223       231,410

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-42

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      TARGET 2035   TARGET 2045
                                                      ALLOCATION*   ALLOCATION*
--------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $403,649     $325,363
Receivable for The Trusts shares sold...............         182        1,190
Receivable for policy-related transactions..........          --           --
--------------------------------------------------------------------------------
   Total assets.....................................     403,831      326,553
--------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --           --
Payable for policy-related transactions.............         182        1,190
--------------------------------------------------------------------------------
 Total liabilities..................................         182        1,190
--------------------------------------------------------------------------------
NET ASSETS..........................................    $403,649     $325,363
================================================================================
NET ASSETS:
Accumulation Units..................................     403,649      325,363
--------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $403,649     $325,363
================================================================================
Investments in shares of The Trusts, at cost........    $342,504     $271,044
The Trusts shares held
 Class A............................................          --           --
 Class B............................................      45,554       38,292

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-43

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

---------------------------------------------------------------------------------------------------------
                                                CONTRACT                               UNITS OUTSTANDING
                                               CHARGES**   SHARE CLASS*   UNIT VALUE        (000'S)
---------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION....................    0.00%          B          $   8.68            234
AXA CONSERVATIVE ALLOCATION..................    0.00%          B          $  10.66            104
AXA CONSERVATIVE-PLUS ALLOCATION.............    0.00%          B          $  10.16             65
AXA MODERATE ALLOCATION......................    0.00%          B          $   9.77          1,066
AXA MODERATE-PLUS ALLOCATION.................    0.00%          B          $   9.26            190
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........    0.00%          A          $  17.27            723
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........    0.05%          A          $ 153.78              6
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........    0.05%          A          $ 223.93              1
EQ/BLACKROCK BASIC VALUE EQUITY..............    0.00%          B          $ 213.04             --
EQ/BLACKROCK INTERNATIONAL VALUE.............    0.00%          B          $ 147.04              1
EQ/CALVERT SOCIALLY RESPONSIBLE..............    0.00%          B          $   7.51            272
EQ/CALVERT SOCIALLY RESPONSIBLE..............    0.00%          B          $  89.07             --
EQ/CAPITAL GUARDIAN GROWTH...................    0.00%          B          $  77.30              1
EQ/CAPITAL GUARDIAN RESEARCH.................    0.00%          B          $  16.42            339
EQ/CAPITAL GUARDIAN RESEARCH.................    0.00%          B          $ 133.27              1
EQ/EQUITY 500 INDEX..........................    0.05%          A          $ 349.06              4
EQ/EQUITY 500 INDEX..........................    0.00%          B          $   8.69          1,954
EQ/EQUITY GROWTH PLUS........................    0.00%          B          $ 165.32              1
EQ/GAMCO SMALL COMPANY VALUE.................    0.00%          B          $  15.16            171
EQ/GLOBAL MULTI-SECTOR EQUITY................    0.00%          B          $  11.65            186
EQ/GLOBAL MULTI-SECTOR EQUITY................    0.00%          B          $ 414.17              1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........    0.05%          A          $ 214.77             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........    0.00%          B          $  11.53            279
EQ/INTERNATIONAL CORE PLUS...................    0.00%          B          $  12.43            259
EQ/INTERNATIONAL CORE PLUS...................    0.00%          B          $ 138.22             --
EQ/JPMORGAN VALUE OPPORTUNITIES..............    0.00%          B          $ 140.60             --
EQ/LARGE CAP CORE PLUS.......................    0.00%          B          $ 106.33              1
EQ/LARGE CAP GROWTH INDEX....................    0.00%          B          $  85.05             --
EQ/LARGE CAP GROWTH PLUS.....................    0.00%          B          $   5.92            655
EQ/LARGE CAP GROWTH PLUS.....................    0.00%          B          $ 141.87             --
EQ/LARGE CAP VALUE PLUS......................    0.00%          A          $ 117.79              9
EQ/LARGE CAP VALUE PLUS......................    0.00%          B          $  10.98            645
EQ/MID CAP INDEX.............................    0.00%          B          $ 131.57             --
EQ/MID CAP VALUE PLUS........................    0.00%          B          $  15.31            481
EQ/MID CAP VALUE PLUS........................    0.00%          B          $ 194.08              1
EQ/MONEY MARKET..............................    0.05%          A          $ 175.32              1
EQ/MONEY MARKET..............................    0.00%          B          $  10.00            980
EQ/PIMCO ULTRA SHORT BOND....................    0.00%          B          $  11.66            185
EQ/QUALITY BOND PLUS.........................    0.05%          A          $ 236.13              1
EQ/SMALL COMPANY INDEX.......................    0.00%          B          $  15.66            299
EQ/T. ROWE PRICE GROWTH STOCK................    0.00%          B          $   9.64             --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH........    0.00%          B          $ 127.13              1
MULTIMANAGER MULTI-SECTOR BOND...............    0.05%          A          $ 200.21             --
MULTIMANAGER MULTI-SECTOR BOND...............    0.00%          B          $   9.03            101
MULTIMANAGER SMALL CAP VALUE.................    0.00%          B          $ 201.87             --
MULTIMANAGER TECHNOLOGY......................    0.00%          B          $  14.48            235
MULTIMANAGER TECHNOLOGY......................    0.00%          B          $ 152.51              1
TARGET 2015 ALLOCATION.......................    0.00%          B          $   9.30            218
TARGET 2025 ALLOCATION.......................    0.00%          B          $   8.99            230
TARGET 2035 ALLOCATION.......................    0.00%          B          $   8.78             46
TARGET 2045 ALLOCATION.......................    0.00%          B          $   8.49             38

* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.

** Contract charges reflect the annual mortality and risk expenses related to the Variable Investment Options.

The accompanying notes are an integral part of these financial statements.

                                     FSA-44

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      AXA AGGRESSIVE   AXA CONSERVATIVE    AXA CONSERVATIVE   AXA MODERATE
                                                        ALLOCATION*       ALLOCATION*     -PLUS ALLOCATION*   ALLOCATION*
---------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................      $ 29,244          $23,373             $12,622         $212,192
 Expenses:
   Less: Asset-based charges........................            --               --                  --               --
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................        29,244           23,373              12,622          212,192
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............       (36,044)          (9,576)             (4,091)         (70,714)
   Realized gain distribution from The Trusts.......        42,777           46,006              19,045          244,140
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................         6,733           36,430              14,954          173,426
---------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................       168,569            5,666              27,953          492,620
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       175,302           42,096              42,907          666,046
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................      $204,546          $65,469             $55,529         $878,238
===========================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-45

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 EQ/              EQ/
                                                           AXA               EQ/         ALLIANCEBERNSTEIN     BLACKROCK
                                                      MODERATE-PLUS  ALLIANCEBERNSTEIN        SMALL CAP       BASIC VALUE
                                                       ALLOCATION*     INTERNATIONAL*          GROWTH*          EQUITY*
--------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................     $ 28,547        $  329,247            $   131          $  1,182
 Expenses:
   Less: Asset-based charges........................           --               468                119                --
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................       28,547           328,779                 12             1,182
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............       36,549          (839,372)            (3,373)          (19,732)
   Realized gain distribution from The Trusts.......       45,188                --                 --                --
--------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................       81,737          (839,372)            (3,373)          (19,732)
--------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................       86,187         1,171,180             74,696            25,183
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      167,924           331,808             71,323             5,451
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................     $196,471        $  660,587            $71,335          $  6,633
==========================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-46

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                       EQ/BLACKROCK    EQ/CALVERT    EQ/CAPITAL   EQ/CAPITAL
                                                      INTERNATIONAL     SOCIALLY      GUARDIAN      GUARDIAN
                                                          VALUE*      RESPONSIBLE*     GROWTH*     RESEARCH*
-------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................     $   599        $    905      $   339      $ 42,529
 Expenses:
   Less: Asset-based charges........................          --              --           --            --
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................         599             905          339        42,529
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............      (2,854)        (55,028)        (207)      (87,274)
   Realized gain distribution from The Trusts.......          --              --           --            --
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................      (2,854)        (55,028)        (207)      (87,274)
-------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................       6,422         277,607       10,288       882,256
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       3,568         222,579       10,081       794,982
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................     $ 4,167        $223,484      $10,420      $837,511
=============================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-47

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                        EQ/GAMCO         EQ/GLOBAL
                                                      EQ/EQUITY 500     EQ/EQUITY         SMALL         MULTI-SECTOR
                                                          INDEX*      GROWTH PLUS*    COMPANY VALUE*       EQUITY*
---------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................   $  246,329       $   424         $  7,647        $  26,775
 Expenses:
   Less: Asset-based charges........................          683            --               --               --
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................      245,646           424            7,647           26,775
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............     (314,920)         (555)         116,436         (519,768)
   Realized gain distribution from The Trusts.......           --            --               --               --
---------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................     (314,920)         (555)         116,436         (519,768)
---------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................    2,393,383        21,217          428,351          736,142
---------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    2,078,463        20,662          544,787          216,374
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................   $2,324,109       $21,086         $552,434        $ 243,149
=====================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-48

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                      EQ/INTERMEDIATE                       EQ/JPMORGAN
                                                         GOVERNMENT     EQ/INTERNATIONAL       VALUE       EQ/LARGE CAP
                                                        BOND INDEX*        CORE PLUS*      OPPORTUNITIES*   CORE PLUS*
------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................      $ 39,262         $  58,863           $  539         $   992
 Expenses:
   Less: Asset-based charges........................            12                --               --              --
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................        39,250            58,863              539             992
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............           990          (766,397)            (119)           (318)
   Realized gain distribution from The Trusts.......            --                --               --           7,519
------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................           990          (766,397)            (119)          7,201
------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................        95,379           984,578            4,437           4,894
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        96,369           218,181            4,318          12,095
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................      $135,619         $ 277,044           $4,857         $13,087
========================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-49

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP   EQ/MID CAP
                                                      GROWTH INDEX*   GROWTH PLUS*    VALUE PLUS*     INDEX*
---------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................     $    89        $ 13,768      $   92,504      $  276
 Expenses:
   Less: Asset-based charges........................          --              --              --          --
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................          89          13,768          92,504         276
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............      (5,113)         55,972        (974,884)       (196)
   Realized gain distribution from The Trusts.......          --              --              --          --
---------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................      (5,113)         55,972        (974,884)       (196)
---------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................       1,475         449,510       1,834,501       8,337
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      (3,638)        505,482         859,617       8,141
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................     $(3,549)       $519,250      $  952,121      $8,417
===============================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-50

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                 EQ/PIMCO
                                                       EQ/MID CAP   EQ/MONEY   ULTRA SHORT   EQ/QUALITY
                                                      VALUE PLUS*    MARKET*      BOND*      BOND PLUS*
--------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................  $   72,997      $207       $  7,236      $15,170
 Expenses:
   Less: Asset-based charges........................          --        54             --           68
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................      72,997       153          7,236       15,102
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............    (560,329)      180        (45,575)        (153)
   Realized gain distribution from The Trusts.......          --        --             --           --
--------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................    (560,329)      180        (45,575)        (153)
--------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................   2,019,887       460         55,129       (6,612)
--------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................   1,459,558       640          9,554       (6,765)
--------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................  $1,532,555      $793       $ 16,790      $ 8,337
========================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-51

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                        EQ/T. ROWE    EQ/WELLS FARGO   MULTIMANAGER
                                                         EQ/SMALL      PRICE GROWTH      ADVANTAGE     MULTI-SECTOR
                                                      COMPANY INDEX*      STOCK*       OMEGA GROWTH*      BOND*
--------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................    $   40,273         $--            $    14        $25,722
 Expenses:
   Less: Asset-based charges........................            --          --                 --             40
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................        40,273          --                 14         25,682
--------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............      (277,870)         (2)                 1          6,419
   Realized gain distribution from The Trusts.......            --          --              3,201             --
--------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................      (277,870)         (2)             3,202          6,419
--------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................     1,181,405         209             14,819          2,622
--------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       903,535         207             18,021          9,041
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................    $  943,808         $207           $18,035        $34,723
====================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-52

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                     MULTIMANAGER
                                                       SMALL CAP    MULTIMANAGER   TARGET 2015   TARGET 2025
                                                         VALUE*      TECHNOLOGY*   ALLOCATION*   ALLOCATION*
-------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................    $   132       $     --       $ 26,903      $ 25,219
 Expenses:
   Less: Asset-based charges........................         --             --             --            --
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................        132             --         26,903        25,219
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............     (3,379)        28,307         (7,800)      (54,988)
   Realized gain distribution from The Trusts.......         --             --         10,689         3,080
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................     (3,379)        28,307          2,889       (51,908)
-------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................     22,795        476,775        160,211       229,773
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     19,416        505,082        163,100       177,865
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................    $19,548       $505,082       $190,003      $203,084
=============================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-53

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      TARGET 2035   TARGET 2045
                                                      ALLOCATION*   ALLOCATION*
--------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................   $  4,606      $ 3,363
 Expenses:
   Less: Asset-based charges........................         --           --
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................      4,606        3,363
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............    (12,608)       1,472
   Realized gain distribution from The Trusts.......      1,060        1,517
--------------------------------------------------------------------------------
 Net realized gain (loss)...........................    (11,548)       2,989
--------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................     53,131       29,458
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     41,583       32,447
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................   $ 46,189      $35,810
================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-54

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        AXA AGGRESSIVE               AXA CONSERVATIVE        AXA CONSERVATIVE-PLUS
                                                          ALLOCATION*                  ALLOCATION*                ALLOCATION*
                                                 -----------------------------------------------------------------------------------
                                                      2010           2009            2010         2009          2010         2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   29,244     $   11,107     $   23,373    $ 18,100     $  12,622    $  9,404
 Net realized gain (loss) on investments........        6,733        (26,733)        36,430       8,739        14,954     (14,330)
 Change in unrealized appreciation
   (depreciation) of investments................      168,569        204,082          5,666      43,466        27,953      72,127
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      204,546        188,456         65,469      70,305        55,529      67,201
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      383,194        319,265        349,106     202,464       119,865      85,519
   Transfers between funds including
    guaranteed interest account, net............      208,274        352,858       (144,760)     16,373        96,463     (87,340)
   Transfers for contract benefits and
    terminations................................      (44,642)       (45,981)       (13,257)    (14,324)     (146,328)     (6,858)
   Contract maintenance charges.................      (14,960)        (7,973)       (13,886)    (10,434)       (8,344)     (7,461)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      531,866        618,169        177,203     194,079        61,656     (16,140)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      736,412        806,625        242,672     264,384       117,185      51,061
NET ASSETS--BEGINNING OF PERIOD.................    1,294,304        487,679        868,272     603,888       545,209     494,148
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $2,030,716     $1,294,304     $1,110,944    $868,272     $ 662,394    $545,209
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-55

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     AXA MODERATE                AXA MODERATE-PLUS          EQ/ALLIANCEBERNSTEIN
                                                      ALLOCATION*                    ALLOCATION*                INTERNATIONAL*
                                                 -----------------------------------------------------------------------------------
                                                   2010           2009           2010         2009           2010          2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss) ............    $   212,192     $   82,087     $   28,547     $  7,786    $   328,779    $   333,210
 Net realized gain (loss) on investments          173,426        139,435         81,737        5,823       (839,372)      (697,916)
 Change in unrealized appreciation
   (depreciation) of investments .........        492,620        659,724         86,187       88,575      1,171,180      3,410,780
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations ..............................        878,238        881,246        196,471      102,184        660,587      3,046,074
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners        4,644,572      4,634,536        245,133      386,310      1,285,004      1,487,348
   Transfers between funds including
    guaranteed interest account, net .....        (91,900)      (355,945)       735,935       83,243       (943,523)      (658,518)
   Transfers for contract benefits and
    terminations .........................     (1,371,324)      (596,372)       (78,403)     (83,448)    (1,460,323)    (1,141,615)
   Contract maintenance charges ..........       (218,412)      (134,812)       (12,401)      (4,256)      (128,629)      (128,864)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions .............      2,962,936      3,547,407        890,264      381,849     (1,247,471)      (441,649)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS ........      3,841,174      4,428,653      1,086,735      484,033       (586,884)     2,604,425
NET ASSETS--BEGINNING OF PERIOD ..........      6,580,464      2,151,811        675,750      191,717     13,966,940     11,362,515
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD ................    $10,421,638     $6,580,464     $1,762,485     $675,750    $13,380,056    $13,966,940
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-56

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                  EQ/ALLIANCEBERNSTEIN       EQ/BLACKROCK BASIC           EQ/BLACKROCK
                                                    SMALL CAP GROWTH*           VALUE EQUITY*         INTERNATIONAL VALUE*
                                                 ------------------------ ------------------------- ------------------------
                                                     2010        2009         2010         2009         2010        2009
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss) .................   $     12    $     211    $  1,182     $  3,429      $   599    $  1,515
 Net realized gain (loss) on investments ......     (3,373)     (66,854)    (19,732)     (29,653)      (2,854)    (14,897)
 Change in unrealized appreciation
   (depreciation) of investments ..............     74,696      164,473      25,183       70,413        6,422      30,580
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations ...................................     71,335       97,830       6,633       44,189        4,167      17,198
-----------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners ......      7,217        8,053       6,134       14,249          699      64,930
   Transfers between funds including
    guaranteed interest account, net ..........     (5,368)      26,793         625      (10,194)      (6,982)         --
   Transfers for contract benefits and
    terminations ..............................     (3,166)    (174,338)    (68,191)     (41,501)          --     (29,998)
   Contract maintenance charges ...............     (2,280)      (2,583)     (1,229)      (1,573)        (786)       (638)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions ..................     (3,597)    (142,075)    (62,661)     (39,019)      (7,069)     34,294
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS .............     67,738      (44,245)    (56,028)       5,170       (2,902)     51,492
NET ASSETS--BEGINNING OF PERIOD ...............    219,779      264,024     156,901      151,731       86,794      35,302
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD .....................   $287,517    $ 219,779    $100,873     $156,901      $83,892    $ 86,794
==============================================================================================================================


* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-57

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      EQ/CALVERT SOCIALLY       EQ/CAPITAL GUARDIAN          EQ/CAPITAL GUARDIAN
                                                         RESPONSIBLE*                 GROWTH*                     RESEARCH*
                                                 ---------------------------   ----------------------   ----------------------------
                                                      2010           2009          2010        2009          2010          2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $      905     $    3,425     $   339     $   233     $    42,529   $   57,531
 Net realized gain (loss) on investments........      (55,028)       (57,261)       (207)     (2,221)        (87,274)    (230,431)
 Change in unrealized appreciation
   (depreciation) of investments................      277,607        444,827      10,288      22,338         882,256    1,556,451
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      223,484        390,991      10,420      20,350         837,511    1,383,551
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      378,832        393,485          --       6,562         555,229      646,688
   Transfers between funds including
    guaranteed interest account, net............      (51,535)       (16,238)         --        (171)        (58,311)    (167,829)
   Transfers for contract benefits and
    terminations................................     (149,283)      (158,295)         --      (3,865)     (1,050,055)    (766,573)
   Contract maintenance charges.................      (18,113)       (14,816)       (881)       (758)       (155,312)     (52,853)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      159,901        204,136        (881)      1,768        (708,449)    (340,567)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      383,385        595,127       9,539      22,118         129,062    1,042,984
NET ASSETS--BEGINNING OF PERIOD.................    1,659,329      1,064,202      81,465      59,347       5,549,633    4,506,649
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $2,042,714     $1,659,329     $91,004     $81,465     $ 5,678,695   $5,549,633
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-58

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        EQ/EQUITY               EQ/GAMCO SMALL
                                                      EQ/EQUITY 500 INDEX*            GROWTH PLUS*              COMPANY VALUE*
                                                 -----------------------------  -------------------------  -------------------------
                                                       2010            2009         2010         2009          2010          2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   245,646     $   290,476      $    424     $  1,027    $    7,647    $    4,264
 Net realized gain (loss) on investments........    (314,920)       (452,937)         (555)        (636)      116,436      (101,151)
 Change in unrealized appreciation
   (depreciation) of investments................   2,393,383       3,717,145        21,217       32,019       428,351       421,879
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   2,324,109       3,554,684        21,086       32,410       552,434       324,992
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   2,092,787       2,672,538         1,348        6,698       524,398       434,349
   Transfers between funds including
    guaranteed interest account, net............    (625,558)       (151,710)        1,721       10,232       703,582        50,054
   Transfers for contract benefits and
    terminations................................  (2,112,339)     (1,523,082)         (109)          --      (417,713)     (147,033)
   Contract maintenance charges.................    (172,323)       (157,206)       (1,108)        (915)      (18,305)       (9,227)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (817,433)        840,540         1,852       16,015       791,962       328,143
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   1,506,676       4,395,224        22,938       48,425     1,344,396       653,135
NET ASSETS--BEGINNING OF PERIOD.................  16,949,210      12,553,986       135,700       87,275     1,254,503       601,368
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $18,455,886     $16,949,210      $158,638     $135,700    $2,598,899    $1,254,503
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-59

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   EQ/INTERMEDIATE
                                                          EQ/GLOBAL                   GOVERNMENT               EQ/INTERNATIONAL
                                                    MULTI-SECTOR EQUITY*             BOND INDEX*                  CORE PLUS*
                                                 --------------------------- ---------------------------- --------------------------
                                                      2010          2009          2010          2009           2010          2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   26,775    $   24,787    $   39,250     $   33,661    $   58,863    $   87,986
 Net realized gain (loss) on investments........    (519,768)     (588,513)          990        (25,239)     (766,397)     (257,390)
 Change in unrealized appreciation
   (depreciation) of investments................     736,142     1,275,883        95,379        (92,412)      984,578       995,287
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     243,149       712,157       135,619        (83,990)      277,044       825,883
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     450,849       512,938       952,584        988,213       489,054       628,725
   Transfers between funds including
    guaranteed interest account, net............    (165,988)      (26,310)     (491,929)      (704,118)     (382,229)      (29,305)
   Transfers for contract benefits and
    terminations................................    (556,131)     (138,364)     (501,037)      (508,586)     (535,398)     (188,650)
   Contract maintenance charges.................     (23,233)      (19,188)      (39,089)       (43,582)      (85,860)      (29,063)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (294,503)      329,076       (79,471)      (268,073)     (514,433)      381,707
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     (51,354)    1,041,233        56,148       (352,063)     (237,389)    1,207,590
NET ASSETS--BEGINNING OF PERIOD.................   2,441,706     1,400,473     3,173,230      3,525,293     3,506,799     2,299,209
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $2,390,352    $2,441,706    $3,229,378     $3,173,230    $3,269,410    $3,506,799
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-60

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                    EQ/JPMORGAN VALUE          EQ/LARGE CAP            EQ/LARGE CAP
                                                     OPPORTUNITIES*             CORE PLUS*             GROWTH INDEX*
-------------------------------------------------------------------------------------------------------------------------
                                                     2010        2009        2010         2009        2010        2009
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   539    $     497    $    992    $  3,556     $     89    $ 1,182
 Net realized gain (loss) on investments........      (119)      (9,302)      7,201      (7,412)      (5,113)    (2,143)
 Change in unrealized appreciation
   (depreciation) of investments................     4,437       29,861       4,894      29,529        1,475     20,632
-------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     4,857       21,056      13,087      25,673       (3,549)    19,671
-------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........        --           --       1,165       7,578       15,000      6,413
   Transfers between funds including
    guaranteed interest account, net............        --       20,464          --      20,464      (73,645)        --
   Transfers for contract benefits and
    terminations................................        --      (27,372)         --     (12,078)          --     (8,100)
   Contract maintenance charges.................      (411)        (416)       (937)       (779)        (518)      (615)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (411)      (7,324)        228      15,185      (59,163)    (2,302)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     4,446       13,732      13,315      40,858      (62,712)    17,369
NET ASSETS--BEGINNING OF PERIOD.................    39,806       26,074      92,190      51,332       65,602     48,233
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $44,252    $  39,806    $105,505    $ 92,190     $  2,890    $65,602
=========================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-61

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         EQ/LARGE CAP                  EQ/LARGE CAP
                                                         GROWTH PLUS*                   VALUE PLUS*             EQ/MID CAP INDEX*
                                                 ----------------------------- ----------------------------- -----------------------
                                                      2010           2009            2010           2009         2010        2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   13,768     $   39,786    $    92,504    $  155,656      $   276     $   269
 Net realized gain (loss) on investments........       55,972         10,033       (974,884)     (904,081)        (196)       (266)
 Change in unrealized appreciation
   (depreciation) of investments................      449,510        893,309      1,834,501     2,164,512        8,337       7,598
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      519,250        943,128        952,121     1,416,087        8,417       7,601
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      575,664        633,627      1,062,029     1,078,492        3,677       2,270
   Transfers between funds including
    guaranteed interest account, net............      (18,939)       (17,308)      (563,026)     (201,342)       1,857          --
   Transfers for contract benefits and
    terminations................................     (708,337)      (292,598)    (1,024,085)     (943,008)          --          --
   Contract maintenance charges.................      (37,688)       (31,417)       (75,322)      (71,300)        (307)       (234)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (189,300)       292,304       (600,404)     (137,158)       5,227       2,036
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      329,950      1,235,432        351,717     1,278,929       13,644       9,637
NET ASSETS--BEGINNING OF PERIOD.................    3,580,857      2,345,425      7,823,926     6,544,997       29,099      19,462
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $3,910,807     $3,580,857    $ 8,175,643    $7,823,926      $42,743     $29,099
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-62

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          EQ/MID CAP                                            EQ/PIMCO ULTRA
                                                          VALUE PLUS*              EQ/MONEY MARKET*               SHORT BOND*
                                                 --------------------------    ------------------------   --------------------------
                                                       2010         2009            2010       2009           2010           2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    72,997   $   69,918     $       153  $      434     $    7,236    $   17,701
 Net realized gain (loss) on investments........     (560,329)    (524,692)            180         130        (45,575)      (60,785)
 Change in unrealized appreciation
   (depreciation) of investments................    2,019,887    2,445,148             460          20         55,129       166,585
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................    1,532,555    1,990,374             793         584         16,790       123,501
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      709,346      846,233       9,453,883  10,292,623        824,107       812,085
   Transfers between funds including
    guaranteed interest account, net............     (214,787)    (314,601)     (2,017,313)   (423,555)      (337,171)     (207,297)
   Transfers for contract benefits and
    terminations................................   (1,844,558)    (448,101)     (3,695,204) (3,430,779)      (180,194)     (125,126)
   Contract maintenance charges.................     (102,043)     (64,992)       (180,058)   (137,467)       (21,730)      (21,678)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   (1,452,042)      18,539       3,561,308   6,300,822        285,012       457,984
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............       80,513    2,008,913       3,562,101   6,301,406        301,802       581,485
NET ASSETS--BEGINNING OF PERIOD.................    7,526,004    5,517,091       6,398,094      96,688      1,855,131     1,273,646
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $ 7,606,517   $7,526,004     $ 9,960,195  $6,398,094     $2,156,933    $1,855,131
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-63

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                        EQ/QUALITY                  EQ/SMALL              EQ/T. ROWE PRICE
                                                        BOND PLUS*               COMPANY INDEX*             GROWTH STOCK*
                                                 ------------------------- --------------------------- -----------------------
                                                     2010         2009          2010          2009         2010        2009
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $ 15,102   $  4,133      $   40,273    $   42,498     $  --       $  --
 Net realized gain (loss) on investments........       (153)   (21,616)       (277,870)     (375,210)       (2)         (3)
 Change in unrealized appreciation
   (depreciation) of investments................     (6,612)    31,384       1,181,405     1,101,629       209         386
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      8,337     13,901         943,808       768,917       207         383
-------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      5,626     12,571         597,301       623,011        --          --
   Transfers between funds including
    guaranteed interest account, net............         --    (47,197)         61,458      (247,120)       --          --
   Transfers for contract benefits and
    terminations................................       (149)  (108,559)       (474,436)     (315,557)       --          --
   Contract maintenance charges.................     (1,512)    (2,337)        (41,546)      (33,683)      (10)         (8)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      3,965   (145,522)        142,777        26,651       (10)         (8)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     12,302   (131,621)      1,086,585       795,568       197         375
NET ASSETS--BEGINNING OF PERIOD.................    126,123    257,744       3,593,047     2,797,479     1,277         902
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $138,425   $126,123      $4,679,632    $3,593,047     $1,474      $1,277
===============================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-64

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      EQ/WELLS FARGO
                                                         ADVANTAGE               MULTIMANAGER              MULTIMANAGER
                                                       OMEGA GROWTH*          MULTI-SECTOR BOND*         SMALL CAP VALUE*
                                                 ------------------------- ------------------------- ------------------------
                                                     2010         2009          2010         2009         2010        2009
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $     14     $    133      $  25,682    $ 20,908      $   132    $    679
 Net realized gain (loss) on investments........      3,202         (227)         6,419     (22,534)      (3,379)    (13,401)
 Change in unrealized appreciation
   (depreciation) of investments................     14,819       30,467          2,622      34,913       22,795      30,558
------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     18,035       30,373         34,723      33,287       19,548      17,836
------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........         --          411        242,653     235,403          641       1,572
   Transfers between funds including
    guaranteed interest account, net............         --           --        300,785     144,337        3,251      (3,738)
   Transfers for contract benefits and
    terminations................................       (171)        (900)       (99,947)    (35,171)        (109)    (13,592)
   Contract maintenance charges.................       (650)        (564)        (6,890)     (4,471)        (589)       (627)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................       (821)      (1,053)       436,601     340,098        3,194     (16,385)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     17,214       29,320        471,324     373,385       22,742       1,451
NET ASSETS--BEGINNING OF PERIOD.................    105,169       75,849        517,887     144,502       75,818      74,367
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $122,383     $105,169      $ 989,211    $517,887      $98,560    $ 75,818
==============================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-65

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        MULTIMANAGER                 TARGET 2015                 TARGET 2025
                                                        TECHNOLOGY*                  ALLOCATION*                 ALLOCATION*
                                                 -------------------------- ---------------------------- ---------------------------
                                                     2010           2009         2010           2009          2010           2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $       --    $       --    $   26,903     $   50,017    $   25,219    $   43,098
 Net realized gain (loss) on investments........      28,307       (19,054)        2,889         (4,582)      (51,908)     (126,606)
 Change in unrealized appreciation
   (depreciation) of investments................     476,775     1,031,769       160,211        184,656       229,773       293,215
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     505,082     1,012,715       190,003        230,091       203,084       209,707
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     467,640       451,500       441,264        406,370       586,880       400,073
   Transfers between funds including
    guaranteed interest account, net............     (76,677)      265,029        33,376         12,290       168,207       (83,104)
   Transfers for contract benefits and
    terminations................................    (261,042)     (241,860)      (28,286)       (11,738)     (123,666)      (70,690)
   Contract maintenance charges.................     (31,060)      (24,419)      (17,124)       (11,463)      (16,952)      (10,201)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      98,861       450,250       429,230        395,459       614,469       236,078
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     603,943     1,462,965       619,233        625,550       817,553       445,785
NET ASSETS--BEGINNING OF PERIOD.................   2,926,837     1,463,872     1,413,336        787,786     1,246,139       800,354
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $3,530,780    $2,926,837    $2,032,569     $1,413,336    $2,063,692    $1,246,139
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-66

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        TARGET 2035              TARGET 2045
                                                        ALLOCATION*              ALLOCATION*
                                                 ------------------------  -----------------------
                                                     2010         2009         2010        2009
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  4,606     $  7,905     $  3,363    $  7,671
 Net realized gain (loss) on investments........   (11,548)     (10,759)       2,989      (9,118)
 Change in unrealized appreciation
   (depreciation) of investments................    53,131       49,733       29,458      51,198
---------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................    46,189       46,879       35,810      49,751
---------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   143,772      114,876      130,299     130,956
   Transfers between funds including
    guaranteed interest account, net............    45,500        3,102       (6,224)     (1,923)
   Transfers for contract benefits and
    terminations................................   (66,616)     (19,394)     (62,501)    (17,813)
   Contract maintenance charges.................    (3,599)      (1,997)      (2,984)     (1,966)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   119,057       96,587       58,590     109,254
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   165,246      143,466       94,400     159,005
NET ASSETS--BEGINNING OF PERIOD.................   238,403       94,937      230,963      71,958
---------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $403,649     $238,403     $325,363    $230,963
===================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-67

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010
--------------------------------------------------------------------------------

1. Organization

Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, "the Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. These financial statements reflect the financial position and results of operations for each of the Separate Account Nos. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity Contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by contractowners of group annuity Contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

Separate Account No. 66 consists of 38 Variable Investment Options. The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "The Trusts"). The Trusts are open-end management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. These financial statements and notes are those of the Account.

On May 1, 2010, AXA Equitable approved a plan to liquidate Separate Account No. 13 which served as an investment option for various retirement plans. Effective July 1, 2010, the account ceased its operations and is no longer engaged in business activities.

The Contractowners invest in Separate Account Nos. 10, 4, 3 and 66 under the following respective names:

     RIA                   POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 10    The AllianceBernstein Balanced Fund          EQ/Large Cap Growth Index
Separate Account No. 4     The AllianceBernstein Common Stock Fund      EQ/Large Cap Growth PLUS
Separate Account No. 3     The AllianceBernstein Mid Cap Growth Fund    EQ/Large Cap Value PLUS
Separate Account No. 66:   EQ ADVISORS TRUST*                           EQ/Mid Cap Index
                           ------------------                           EQ/Mid Cap Value PLUS
                           EQ/AllianceBernstein International           EQ/Money Market
                           EQ/AllianceBernstein Small Cap Growth        EQ/Quality Bond PLUS
                           EQ/BlackRock Basic Value Equity              EQ/T. Rowe Price Growth Stock
                           EQ/BlackRock International Value             EQ/Wells Fargo Advantage Omega
                           EQ/Calvert Socially Responsible                Growth(1)
                           EQ/Capital Guardian Growth                   AXA PREMIER VIP TRUST*
                           EQ/Capital Guardian Research                 ----------------------
                           EQ/Equity 500 Index                          Multimanager Multi-Sector Bond
                           EQ/Equity Growth PLUS                        Multimanager Small Cap Value
                           EQ/Global Multi-Sector Equity                Multimanager Technology
                           EQ/Intermediate Government Bond Index
                           EQ/International Core PLUS
                           EQ/JPMorgan Value Opportunities
                           EQ/Large Cap Core PLUS

                                     FSA-68

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

1. Organization (Concluded)

        MRP                POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 10    The AllianceBernstein Balanced Fund
Separate Account No. 4     The AllianceBernstein Growth Equity Fund
Separate Account No. 3     The AllianceBernstein Mid Cap Growth Fund
Separate Account No. 66:   EQ ADVISORS TRUST*                         AXA PREMIER VIP TRUST*
                           ------------------                         ----------------------
                           EQ/AllianceBernstein International         AXA Aggressive Allocation
                           EQ/Calvert Socially Responsible            AXA Conservative Allocation
                           EQ/Capital Guardian Research               AXA Conservative-Plus Allocation
                           EQ/Equity 500 Index                        AXA Moderate Allocation
                           EQ/GAMCO Small Company Value               AXA Moderate-Plus Allocation
                           EQ/Global Multi-Sector Equity              Multimanager Multi-Sector
                           EQ/Intermediate Government                  Bond
                            Bond Index                                Multimanager Technology
                           EQ/International Core PLUS                 Target 2015 Allocation
                           EQ/Large Cap Growth PLUS                   Target 2025 Allocation
                           EQ/Large Cap Value PLUS                    Target 2035 Allocation
                           EQ/Mid Cap Value PLUS                      Target 2045 Allocation
                           EQ/Money Market
                           EQ/PIMCO Ultra Short Bond
                           EQ/Small Company Index
        EPP                POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 10    The AllianceBernstein Balanced Fund
Separate Account No. 4     The AllianceBernstein Common Stock Fund
    Institutional          POOLED SEPARATE ACCOUNT FUNDS**
Separate Account No. 10    -------------------------------
Separate Account No. 4     Balanced Account
Separate Account No. 3     Growth Stock Account
                           Mid Cap Growth Stock Account

-----------
(1) Formerly known as EQ/Evergreen Omega

* An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

**  As defined in the respective Prospectus of the Plans.

Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. The excess of assets over reserves and other contract liabilities, if any, in Separate Account Nos. 4 and 66 may be transferred to AXA Equitable's General Account. AXA Equitable's General Account is subject to creditor rights.

The amount retained by AXA Equitable in Separate Account Nos. 4 and 66 arises principally from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for

                                     FSA-69

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

1. Organization (Concluded)

   expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Accounts.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Investment securities for Separate Account Nos. 10, 4 and 3 are valued as follows:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price.

   Foreign securities not traded directly, or in American Depositary Receipt
   (ADR) form in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   Futures and forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted bid prices.

   Long-term (i.e., maturing in more than a year) publicly traded corporate bonds are valued at bid prices obtained from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances where AXA Equitable and AllianceBernstein L.P. ("Alliance") deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

   Investments in units of other Separate Accounts are valued at net unit value thereof.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Short-term debt securities purchased directly by the Funds, that mature in 60 days or less, are valued at amortized cost that approximates fair value. Short-term debt securities, that mature in more than 60 days are valued at representative quoted prices.

   Investment Transactions:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is

                                     FSA-70

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

2. Significant Accounting Policies (Continued)

   adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Account Nos. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings. Separate Account No. 4 does not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions. During the year and at December 31, 2010, Separate Account No. 10 had no outstanding forward currency contracts to buy/sell foreign currencies. For the year ended December 31, 2010, the average monthly original value of futures contracts held in Separate Account No. 4 was $304,730.

                                     FSA-71

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

2. Significant Accounting Policies (Continued)

   Market and Credit Risk:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Separate Accounts' futures transactions. Forward contracts are entered into directly with counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   Contracts in Payout:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   Other assets and liabilities:

   Amounts due to/from the General Account or receivable/payable for policy related transactions represent receivables/payables for policy related transactions predominately related to premiums, surrenders and death benefits.

   Contract Payments and Withdrawals:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account). The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   Foreign Taxes:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   Investments in Separate Account No. 66 are valued as follows:

   Investments:

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the

                                     FSA-72

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
December 31, 2010
--------------------------------------------------------------------------------

2. Significant Accounting Policies (Concluded)

   Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes for Separate Account Nos. 10, 4, 3 and 66:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires

                                     FSA-73

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

3. Fair Value Disclosures (Continued)

   an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1-Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2-Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3-Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                          Fair Value Measurements at December 31, 2010

                                                             LEVEL 1
                                          --------------------------------------------
                                              Separate       Separate       Separate
                                              Account        Account        Account
                                               No. 10         No. 4          No. 3
ASSETS
Investments:
Fixed Maturities,
  Corporate...............................  $        --    $        --    $        --
  U.S. Treasury, government and
   agency.................................           --             --             --
  States and political subdivision........           --             --             --
  Foreign governments.....................           --             --             --
  Commercial mortgage-backed..............           --             --             --
  Residential mortgage-backed.............           --             --             --
  Asset-backed............................           --             --             --
                                            -----------    -----------    -----------
    SUBTOTAL..............................           --             --             --
                                            -----------    -----------    -----------
  Other equity investments*...............   25,202,070     74,094,883     24,530,894
  Short term..............................    1,468,188        322,281        280,593
                                            -----------    -----------    -----------
    TOTAL LEVEL 1.........................  $26,670,258    $74,417,164    $24,811,487
                                            ===========    ===========    ===========

* See Portfolio of Investments for the classification of other equity investments.

                                     FSA-74

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

3. Fair Value Disclosures (Continued)

                                                        LEVEL 2
                                           ----------------------------------
                                             Separate    Separate   Separate
                                              Account     Account    Account
                                               No. 10      No. 4      No. 3
ASSETS
Investments:
Fixed Maturities,
  Corporate...............................  $ 6,774,206     $--        $--
  U.S. Treasury, government and
   agency.................................    3,737,205      --         --
  States and political subdivision........       41,736      --         --
  Foreign governments.....................      536,843      --         --
  Commercial mortgage-backed..............    1,031,479      --         --
  Residential mortgage-backed.............    2,451,236      --         --
  Asset-backed............................           --      --         --
                                            -----------     ---        ---
    SUBTOTAL..............................  $14,572,705      --         --
                                            -----------     ---        ---
  Other equity investments*...............           --      --         --
  Short term..............................           --      --         --
                                            -----------     ---        ---
    TOTAL LEVEL 2.........................  $14,572,705     $--        $--
                                            ===========     ===        ===

                                                             LEVEL 3
                                           --------------------------------------------
                                              Separate       Separate       Separate
                                               Account        Account        Account
                                               No. 10          No. 4          No. 3
ASSETS
Investments:
Fixed Maturities,
  Corporate...............................  $        --    $        --    $        --
  U.S. Treasury, government and
   agency.................................           --             --             --
  States and political subdivision........           --             --             --
  Foreign governments.....................           --             --             --
  Commercial mortgage-backed..............      302,350             --             --
  Residential mortgage-backed.............           --             --             --
  Asset-backed............................      186,759             --             --
                                            -----------    -----------    -----------
    SUBTOTAL..............................      489,109             --             --
                                            -----------    -----------    -----------
  Other equity investments*...............           --             --             --
  Short term..............................           --             --             --
                                            -----------    -----------    -----------
    TOTAL LEVEL 3.........................  $   489,109    $        --    $        --
                                            -----------    -----------    -----------
  TOTAL ASSETS............................  $41,732,072    $74,417,164    $24,811,487
                                            ===========    ===========    ===========

There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2010.


* See Portfolio of Investments for the classification of other equity investments.

                                     FSA-75

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

3. Fair Value Disclosures (Concluded)

   The table below presents a reconciliation for all Level 3 Assets at December 31, 2010:

                                                                        LEVEL 3 INSTRUMENTS
                                                                      FAIR VALUE MEASUREMENTS
                                                                      SEPARATE ACCOUNT NO. 10
                                           ------------------------------------------------------------------------------
                                                                      COMMERCIAL                  OTHER
                                                          FOREIGN      MORTGAGE      ASSET       EQUITY         TOTAL
                                            CORPORATE  GOVERNMENTS      BACKED       BACKED   INVESTMENTS*    INVESTMENTS
                                           ----------- ------------- ------------ ----------- -------------- ------------
BALANCE, DECEMBER 31, 2009................   $26,390     $  4,163      $383,176     $173,176     $   --         $586,905
  Total gains (losses) realized and
   unrealized, included in:
  Earnings as:
    Net amortization/accretion............        --           --           886          175         --            1,061
    Investment (losses) gains, net........        --           --       (56,260)          --       (666)         (56,926)
                                             -------     --------      --------     --------     ------         --------
    SUBTOTAL..............................        --           --       (55,374)         175       (666)         (55,865)
                                             -------     --------      --------     --------     ------         --------
    Change in unrealized
     gain/(loss)..........................        --           --       236,869       39,097         14          275,980
    Purchases.............................        --           --       (36,926)      36,926      1,361            1,361
    Sales.................................        --           --      (295,062)     (62,615)      (709)        (358,386)
    Transfers into Level 3(1)(2)..........        --           --        69,667           --         --           69,667
    Transfers out of Level 3(1)(2)........   (26,390)      (4,163)           --           --         --          (30,553)
                                             -------     --------      --------     --------     ------         --------
BALANCE, DECEMBER 31, 2010................   $    --     $     --      $302,350     $186,759     $   --         $489,109
                                             =======     ========      ========     ========     ======         ========

* See Portfolio of Investments for the classification of other equity investments.

(1) Transfers into, and out of, Level 3 classification are reflected at beginning-of-period fair values.

(2) Transfers out of Level 3 and into Level 2 and out of Level 2 into Level 3 are principally due to a decline or increase in market activity (e.g. frequency of trades), which result in a lack of or increase in available market inputs to determine price.

The table below details the changes in unrealized gains for 2010 by category for Level 3 assets still held at December 31, 2010:

                                                       SEPARATE ACCOUNT
                                                            NO. 10
                                                      -----------------
LEVEL 3 INSTRUMENTS STILL HELD AT DECEMBER 31, 2010
Change in unrealized gains or losses
 Fixed maturities:
  Corporate..........................................      $    --
  U.S. Treasury, government and agency...............           --
  States and political subdividion...................           --
  Foreign governments................................           --
  Commerical mortgage-backed.........................       39,866
  Residential mortgage-backed........................           --
  Asset-backed.......................................       39,030
                                                           -------
    TOTAL............................................      $78,896
                                                           =======

For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1.

                                     FSA-76

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

4. Purchases and Sales on Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows for Separate Account No. 66:

                                                 PURCHASES        SALES
                                                -----------    -----------
AXA Aggressive Allocation....................    $ 734,995      $ 131,108
AXA Conservative Allocation..................      502,918        256,338
AXA Conservative-Plus Allocation.............      302,431        209,108
AXA Moderate Allocation......................    4,872,131      1,452,864
AXA Moderate-Plus Allocation.................    1,147,263        183,263
EQ/AllianceBernstein International...........    1,364,469      2,283,161
EQ/AllianceBernstein Small Cap Growth........       53,939         57,524
EQ/BlackRock Basic Value Equity..............        8,802         70,281
EQ/BlackRock International Value.............        1,307          7,778
EQ/Calvert Socially Responsible..............      349,104        188,298
EQ/Capital Guardian Growth...................          339            881
EQ/Capital Guardian Research.................      561,816      1,227,736
EQ/Equity 500 Index..........................    2,058,259      2,630,046
EQ/Equity Growth PLUS........................        3,493          1,218
EQ/GAMCO Small Company Value.................    1,398,894        599,286
EQ/Global Multi-Sector Equity................      698,504        966,233
EQ/Intermediate Government Bond Index........    1,129,089      1,169,309
EQ/International Core PLUS...................      770,276      1,225,846
EQ/JPMorgan Value Opportunities..............          539            411
EQ/Large Cap Core PLUS.......................        9,676            938
EQ/Large Cap Growth Index....................       17,112         76,185
EQ/Large Cap Growth PLUS.....................      692,578        868,110
EQ/Large Cap Value PLUS......................    1,184,926      1,692,831
EQ/Mid Cap Index.............................        5,810            306
EQ/Mid Cap Value PLUS........................      834,633      2,213,677
EQ/Money Market..............................    9,918,812      6,357,350
EQ/PIMCO Ultra Short Bond....................      893,812        601,564
EQ/Quality Bond PLUS.........................       20,796          1,731
EQ/Small Company Index.......................      876,341        693,290
EQ/T. Rowe Price Growth Stock................           --              9
EQ/Wells Fargo Advantage Omega Growth........        3,215            821
Multimanager Multi-Sector Bond...............      632,822        170,540
Multimanager Small Cap Value.................       15,340         12,015
Multimanager Technology......................      764,541        665,679
Target 2015 Allocation.......................      491,017         24,195
Target 2025 Allocation.......................      884,154        241,386
Target 2035 Allocation.......................      187,480         62,756
Target 2045 Allocation.......................      140,250         76,780

Investment Security Transactions

For the year ended December 31, 2010, investment security transactions, excluding short-term debt securities, were as follows for Separate Account Nos. 10, 4 and 3:

                                     FSA-77

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

4. Purchases and Sales on Investments (Concluded)

                                             PURCHASES                            SALES
                                  --------------------------------   -------------------------------
                                                         U.S.                               U.S.
                                      STOCKS AND      GOVERNMENT         STOCKS AND      GOVERNMENT
              FUND                 DEBT SECURITIES   AND AGENCIES     DEBT SECURITIES   AND AGENCIES
-------------------------------   ----------------- --------------   ----------------- -------------
Separate Account No. 10........      $22,948,286      $9,087,651        $23,668,486      $9,343,787
Separate Account No. 4.........       21,944,196              --         33,403,702              --
Separate Account No. 3.........       32,854,011              --         35,052,895              --

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by The Trusts. The Rule 12b-1 Plans provide that The Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares.

   AXA Equitable serves as investment manager of The Trusts and as such receives management fees for services performed in its capacity as investment manager of The Trusts. AXA Equitable oversees the activities of the investment advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisors. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.07% to a high of 1.19% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of The Trusts, pays expenses for providing investment advisory services to the Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the EQ/AllianceBernstein Portfolios; EQ/Equity 500 Index and Separate Accounts Nos. 10, 4 and 3; as well as a portion of AXA Premier VIP High Yield and EQ/Money Market. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC (AXA Advisors) is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

                                     FSA-78

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

5. Related Party Transactions (Concluded)

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

6. Asset Charges

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   RIA

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   Investment Management Fee:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. Prior to February 17, 2009, the effective annual rate for AllianceBernstein Common Stock Fund was 0.50%. The disclosure of the effective rate in these financial statements has been revised from the previously issued financial statements to reflect this change.

   Administrative Fees:

   Contracts investing in the Funds are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) by a direct payment. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn and is deducted as a liquidation of fund units.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.


                                     FSA-79

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

6. Asset Charges (Continued)

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Account Nos. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Funds paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Funds. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

   o Program Expense Charge--Effective January 1, 2009, AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

   Prior to January 1, 2009, the Program expense charge was assessed as a daily charge at an annual rate of 1.00% of the net assets of the Separate Accounts and was reflected as a reduction of unit value.

   o Investment Management Fees--An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. Prior to February 17, 2009, the effective annual rate for AllianceBernstein Growth Equity Fund was 0.50%. The disclosure of the effective rate in these financial statements has been revised from the previously issued financial statements to reflect this change.

   o Direct Operating and Other Expenses--In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports.

   o A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   The December 31, 2009 statement of operations incorrectly included other operating expense charges relating to MRP units that should have been presented in the statement of changes in net assets as deductions from net assets for administrative fees. The amounts shown incorrectly were $266,831, $255,396 and $142,737 for Separate Accounts 10, 4, and 3, respectively. The net investment income (loss) and the decrease in net assets from contractowner transactions for administrative fees appearing in the accompanying statement of changes in net assets for the year ended December 31, 2009 have been revised accordingly. This error had no effect on expense ratios, unit values, or total returns shown in note 8.

                                     FSA-80

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

6. Asset Charges (Continued)

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a direct payment. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   Investment Management Fee:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value. Prior to February 17, 2009, the effective annual rate for AllianceBernstein Common Stock Fund was 0.25%.

   Administrative Fees:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

       FOR TERMINATION OCCURRING IN:              WITHDRAWAL CHARGE:
      ------------------------------             -------------------
     Years 1 and 2....................        3% of all Master Trust assets
     Years 3 and 4....................        2% of all Master Trust assets
     Year 5...........................        1% of all Master Trust assets
     After Year 5.....................        No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Account Nos. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   Asset Management Fees

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts. The fees are calculated for each client in accordance with the

                                     FSA-81

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

6. Asset Charges (Concluded)

   schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST      ANNUAL RATE
   ---------------------------------    -------------
   Minimum Fee......................        $5,000
   First $2 million ................      0.85 of 1%
   Next $3 million .................      0.60 of 1%
   Next $5 million .................      0.40 of 1%
   Next $15 million ................      0.30 of 1%
   Next $75 million ................      0.25 of 1%
   Excess over $100 million ........      0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%. Prior to February 17, 2009, an effective annual rate for the Growth Stock Account was calculated in accordance with schedule set forth above. The disclosure of the effective rate in these financial statements has been revised from the previously issued financial statements to reflect this change.

   Asset management fees are paid to AXA Equitable.

   Administrative Fees

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. Certain of these client contracts provide for administrative fees to be paid through a liquidation of units from Separate Account No. 2A. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   Operating and Expense Charges

   In addition to the charges and fees mentioned above, the Separate Account Nos. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

7. Changes in Units Outstanding

   Accumulation units issued and redeemed during the year ended December 31, were (in thousands):

                                     FSA-82

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

7. Changes in Units Outstanding (Continued)

   SEPARATE ACCOUNT NOS. 10, 4 AND 3:
   ---------------------------------

                                                      ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                                        BALANCED FUND     COMMON STOCK FUND  MID CAP GROWTH FUND
                                                      ------------------ ------------------- -------------------
                                                         2010     2009      2010      2009      2010      2009
                                                      --------- -------- --------- --------- --------- ---------
RIA
Issued .............................................      --        2        --        --        --         1
Redeemed ...........................................      (4)     (17)       (1)       (2)       (2)       (3)
                                                      --------- -------- --------- --------- --------- ---------
Net Increase (Decrease) ............................      (4)     (15)       (1)       (2)       (2)       (2)
                                                      ========= ======== ========= ========= ========= =========

                                                                                              ALLIANCEBERNSTEIN
                                                       ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN   MID CAP GROWTH
                                                         BALANCED FUND    GROWTH EQUITY FUND        FUND
                                                      ------------------- ------------------- -----------------
                                                         2010      2009     2010      2009      2010     2009
                                                      --------- --------- -------- ---------- -------- --------
MRP
Issued...............................................      66       102       23       20         55       44
Redeemed.............................................    (104)     (128)     (33)     (23)       (49)     (61)
                                                      --------- --------- -------- ---------- -------- --------
Net Increase (Decrease)..............................     (38)      (26)     (10)      (3)         6      (17)
                                                      ========= ========= ======== ========== ======== ========

                                                      ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN
                                                        BALANCED FUND          COMMON STOCK FUND
                                                      -----------------        -----------------
                                                        2010     2009             2010     2009
                                                      --------  -------        --------  -------
EPP
Issued...............................................    --       --               --      --
Redeemed.............................................    --       --               --        (1)
                                                      --------  -------        --------  -------
Net Increase (Decrease)..............................    --       --               --        (1)
                                                      ========  =======        ========  =======

                                                       STRATEGIC
                                                        BALANCED                          MID CAP
                                                       MANAGEMENT      GROWTH STOCK        GROWTH
                                                         ACCOUNT          ACCOUNT       STOCK ACCOUNT
                                                      -------------   ----------------  -------------
                                                       2010   2009     2010     2009     2010   2009
                                                      ------ ------   ------   ------   ------ ------
INSTITUTIONAL
Issued...............................................   --     --        --       --      --     --
Redeemed.............................................   --     --        (1)      (2)     --     --
                                                      ------ ------   ------   ------   ------ ------
Net Increase (Decrease)..............................   --     --        (1)      (2)     --     --
                                                      ====== ======   ======   ======   ====== ======

                                     FSA-83

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

7. Changes in Units Outstanding (Continued)

   SEPARATE ACCOUNT NO. 66:
   -----------------------

                                                             AXA                AXA                AXA                 AXA
                                                          AGGRESSIVE        CONSERVATIVE      CONSERVATIVE-         MODERATE
                                                          ALLOCATION         ALLOCATION      PLUS ALLOCATION       ALLOCATION
                                                      ------------------ ------------------ ------------------ -------------------
                                                        2010      2009     2010      2009     2010      2009      2010      2009
                                                      -------- --------- -------- --------- -------- --------- --------- ---------
RIA
Net Issued..                                              --        --       --        --       --        --        --        --
Net Redeemed.........................................     --        --       --        --       --        --        --        --
                                                      ----------------------------------------------------------------------------
Net Increase (Decreased).............................     --        --       --        --       --        --        --        --
                                                      ----------------------------------------------------------------------------
MRP
Net Issued...........................................     82       123       42        37       28        18       481       555
Net Redeemed.........................................    (17)     (472)     (25)     (230)     (22)     (299)     (155)     (846)
                                                      ----------------------------------------------------------------------------
Net Increase (Decreased).............................     65      (349)      17      (193)       6      (281)      326      (291)
                                                      ----------------------------------------------------------------------------

                                                                                                     EQ/ALLIANCE-
                                                             AXA               EQ/ALLIANCE-           BERNSTEIN      EQ/BLACKROCK
                                                        MODERATE-PLUS            BERNSTEIN            SMALL CAP       BASIC VALUE
                                                          ALLOCATION           INTERNATIONAL            GROWTH          EQUITY
                                                      ------------------ ------------------------- ---------------- ---------------
                                                        2010      2009       2010         2009      2010     2009      2010    2009
                                                      -------- --------- ----------- ------------- ------ --------- --------- -----
RIA
Net Issued...........................................     --        --        --             1     --        --        --     --
Net Redeemed.........................................     --        --        (1)           (2)    --          (1)       (1)  --
                                                      -----------------------------------------------------------------------------
Net Increase (Decreased).............................     --        --        (1)           (1)    --          (1)       (1)  --
                                                      -----------------------------------------------------------------------------
MRP
Net Issued...........................................    130        83        61            80     --        --        --     --
Net Redeemed.........................................    (21)     (157)     (126)       (1,038)    --        --        --     --
                                                      -----------------------------------------------------------------------------
Net Increase (Decreased).............................    109       (74)      (65)         (958)    --        --        --     --
                                                      -----------------------------------------------------------------------------

                                                      EQ/BLACKROCK       EQ/CALVERT       EQ/CAPITAL        EQ/CAPITAL
                                                      INTERNATIONAL       SOCIALLY         GUARDIAN          GUARDIAN
                                                          VALUE         RESPONSIBLE         GROWTH           RESEARCH
                                                      ------------- -------------------- ------------- ------------------
                                                       2010   2009     2010     2009     2010   2009    2010       2009
                                                      ------ ------  -------- ------- ------ ------ -------- -----------
RIA
Net Issued...........................................   --      1       --        --      --     --       --          --
Net Redeemed.........................................   --     --       --        --      --     --       --          --
                                                      -------------------------------------------------------------------
Net Increase (Decreased).............................   --      1       --        --      --     --       --          --
                                                      -------------------------------------------------------------------
MRP
Net Issued...........................................   --     --       51        66      --     --       35          48
Net Redeemed.........................................   --     --      (28)   (1,231)     --     --      (81)     (5,171)
                                                      -------------------------------------------------------------------
Net Increase (Decreased).............................   --     --       23    (1,165)     --     --      (46)     (5,123)
                                                      -------------------------------------------------------------------

                                     FSA-84

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

7. Changes in Units Outstanding (Continued)

                                                                                                                       EQ/GLOBAL
                                                              EQ/EQUITY           EQ/EQUITY      EQ/GAMCO SMALL       MULTI-SECTOR
                                                              500 INDEX          GROWTH PLUS     COMPANY VALUE           EQUITY
                                                      ------------------------  -------------  ------------------  -----------------
                                                          2010         2009      2010   2009      2010    2009       2010     2009
                                                      ----------- ------------  ------ ------  --------  -------   -------  --------
RIA
Net Issued...........................................      --             1       --     --        --       --        --         --
Net Redeemed.........................................      (1)           (3)      --     --        --       --        --         --
                                                      ------------------------------------------------------------------------------
Net Increase (Decreased).............................      (1)           (2)      --     --        --       --        --         --
                                                      ------------------------------------------------------------------------------
MRP
Net Issued...........................................     217           356       --     --       107       64        62         79
Net Redeemed.........................................    (287)       (4,745)      --     --       (46)    (586)      (81)    (2,504)
                                                      ------------------------------------------------------------------------------
Net Increase (Decreased).............................     (70)       (4,389)      --     --        61     (522)      (19)    (2,425)
                                                      ------------------------------------------------------------------------------

                                                          EQ/INTERMEDIATE                           EQ/JPMORGAN
                                                            GOVERNMENT          EQ/INTERNATIONAL        VALUE       EQ/LARGE CAP
                                                            BOND INDEX              CORE PLUS       OPPORTUNITIES    CORE PLUS
                                                      ----------------------- --------------------- -------------   ------------
                                                          2010        2009       2010       2009     2010   2009     2010   2009
                                                      ----------- ----------- --------- ----------- ------ ------   ------ -----
RIA
Net Issued...........................................      --            --        --          --     --     --       --     --
Net Redeemed.........................................      --            --        --          --     --     --       --     --
                                                      --------------------------------------------------------------------------
Net Increase (Decreased).............................      --            --        --          --     --     --       --     --
                                                      --------------------------------------------------------------------------
MRP
Net Issued...........................................      95            80        60          68     --     --       --     --
Net Redeemed.........................................    (100)       (2,861)     (108)     (2,929)    --     --       --     --
                                                      --------------------------------------------------------------------------
Net Increase (Decreased).............................      (5)       (2,781)      (48)     (2,861)    --     --       --     --
                                                      --------------------------------------------------------------------------


                                                          EQ/LARGE             EQ/LARGE
                                                         CAP GROWTH           CAP GROWTH              EQ/LARGE             EQ/MID
                                                           INDEX                 PLUS              CAP VALUE PLUS        CAP INDEX
                                                      ---------------- ----------------------- ------------------------ ------------
                                                         2010    2009      2010         2009      2010         2009      2010   2009
                                                      --------- ------ ----------- ----------- ---------- ------------- ------ -----
RIA
Net Issued .........................................     --       --         --           --        1             1       --     --
Net Redeemed .......................................     (1)      --         (2)          (1)      (3)           (5)      --     --
                                                      ------------------------------------------------------------------------------
Net Increase (Decreased) ...........................     (1)      --         (2)          (1)      (2)           (4)      --     --
                                                      ------------------------------------------------------------------------------
MRP
Net Issued .........................................     --       --        126          160       98           108       --     --
Net Redeemed .......................................     --       --       (112)      (2,198)    (140)       (5,635)      --     --
                                                      ------------------------------------------------------------------------------
Net Increase (Decreased) ...........................     --       --         14       (2,038)     (42)       (5,527)      --     --
                                                      ------------------------------------------------------------------------------

                                     FSA-85

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

7. Changes in Units Outstanding (Continued)

                                                           EQ/MID CAP               EQ/MONEY         EQ/PIMCO ULTRA     EQ/QUALITY
                                                           VALUE PLUS                MARKET            SHORT BOND        BOND PLUS
                                                     ----------------------- --------------------- ------------------ --------------
                                                         2010        2009       2010       2009      2010      2009    2010    2009
                                                     ----------- ----------- --------- ----------- -------- --------- ------ -------
RIA
Net Issued .........................................       --           --       --           2       --         --     --      --
Net Redeemed .......................................       (1)          --       --          (2)      --         --     --      (1)
                                                     ------------------------------------------------------------------------------
Net Increase (Decreased) ...........................       (1)          --       --          --       --         --     --      (1)
                                                     ------------------------------------------------------------------------------
MRP
Net Issued .........................................       55           69      987       1,020       76         90     --      --
Net Redeemed .......................................     (157)      (5,733)    (631)       (396)     (51)      (773)    --      --
                                                     ------------------------------------------------------------------------------
Net Increase (Decreased) ...........................     (102)      (5,664)     356         624       25       (683)    --      --
                                                     ------------------------------------------------------------------------------

                                                                                           EQ/WELLS
                                                                            EQ/T. ROWE       FARGO       MULTIMANAGER
                                                            EQ/SMALL           PRICE       ADVANTAGE     MULTI-SECTOR
                                                         COMPANY INDEX     GROWTH STOCK  OMEGA GROWTH        BOND
                                                      -------------------- ------------- ------------- -----------------
                                                        2010       2009     2010   2009   2010   2009    2010     2009
                                                      -------- ----------- ------ ------ ------ ------ -------- --------
RIA
Net Issued...........................................     --          --   --     --     --     --         --       --
Net Redeemed.........................................     --          --   --     --     --     --         --       --
                                                      ------------------------------------------------------------------
Net Increase (Decreased).............................     --          --   --     --     --     --         --       --
                                                      ------------------------------------------------------------------
MRP
Net Issued...........................................     61          55   --     --     --     --         67       70
Net Redeemed.........................................    (51)     (3,020)  --     --     --     --        (17)     (23)
                                                      ------------------------------------------------------------------
Net Increase (Decreased).............................     10      (2,965)  --     --     --     --         50       47
                                                      ------------------------------------------------------------------

                                                      MULTIMANAGER
                                                        SMALL CAP       MULTIMANAGER         TARGET 2015        TARGET 2025
                                                          VALUE          TECHNOLOGY          ALLOCATION          ALLOCATION
                                                      ------------- -------------------- ------------------- ------------------
                                                       2010   2009    2010       2009       2010      2009     2010      2009
                                                      ------ ------ -------- ----------- --------- --------- -------- ---------
RIA
Net Issued...........................................   --     --      --          --        --         --       --        --
Net Redeemed.........................................   --     --      --          --        --         --       --        --
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................   --     --      --          --        --         --       --        --
                                                      -------------------------------------------------------------------------
MRP
Net Issued...........................................   --     --      59          74        53         57      103        65
Net Redeemed.........................................   --     --     (47)     (1,715)       (3)      (343)     (28)     (205)
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................   --     --      12      (1,641)       50       (286)      75      (140)
                                                      -------------------------------------------------------------------------

                                                       TARGET 2035  TARGET 2045
                                                       ALLOCATION    ALLOCATION
                                                      ------------- ------------
                                                       2010   2009   2010   2009
                                                      ------ ------ ------ -----
RIA
Net Issued...........................................   --     --     --     --
Net Redeemed.........................................   --     --     --     --
                                                      --------------------------
Net Increase (Decreased).............................   --     --     --     --
                                                      --------------------------

                                     FSA-86

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

7. Changes in Units Outstanding (Concluded)

MRP
Net Issued .....................        23         18         17         22
Net Redeemed ...................        (8)       (53)       (10)       (45)
                                     ----------------------------------------
Net Increase (Decreased) .......        15        (35)         7        (23)
                                     ----------------------------------------

8. Accumulation Unit Values

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts Nos. 10, 4, 3 and 66 for the periods indicated.

                                                       YEARS ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                                     UNITS
                                        UNIT      OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                        VALUE        (000S)       (000S)       RETURN**    RATIO***
                                    ------------ ------------- ------------ ------------- ---------
SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
-------------------------------
    2010   RIA, 0.50% (g)              $210.35         19         $ 3,950         8.68%      0.61%
    2009   RIA, 0.50% (g)              $193.55         23         $ 4,521        24.01%      0.55%
    2008   RIA, 0.50% (g)              $156.08         33         $ 5,210       (29.69)%     0.63%
    2007   RIA, 0.50% (g)              $221.99         40         $ 8,924         5.05%      0.77%
    2006   RIA, 0.50% (g)              $211.32         47         $ 9,979        10.27%      0.87%

    2010   MRP, 0.50% (g)              $ 50.35        535         $26,962         8.68%      0.61%
    2009   MRP, 0.50% (g)(h)           $ 46.33        573         $26,557        24.04%      0.55%
    2008   MRP, 1.56% (g)              $ 37.35        599         $22,374       (30.44)%     1.69%
    2007   MRP, 1.53% (g)              $ 53.70        677         $36,357         3.99%      1.80%
    2006   MRP, 1.50% (g)              $ 51.64        692         $35,755         9.18%      1.87%

    2010   EPP, 0.25% (g)              $219.29          4         $   822         8.96%      0.36%
    2009   EPP, 0.25% (g)              $201.26          4         $   749        24.31%      0.30%
    2008   EPP, 0.25% (g)              $161.90          4         $   640       (29.51)%     0.38%
    2007   EPP, 0.25% (g)              $229.69          6         $ 1,431         5.32%      0.52%

                                     FSA-87

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                              YEARS ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                             UNITS
                                               UNIT       OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                               VALUE         (000S)       (000S)       RETURN**    RATIO***
                                          -------------- ------------- ------------ ------------- ---------
ALLIANCEBERNSTEIN BALANCED FUND (CONTINUED)
-------------------------------------------
  2006 EPP, 0.25% (g)                        $   218.09          9       $  1,921       10.54%       0.62%

STRATEGIC BALANCED MANAGEMENT ACCOUNT
-------------------------------------
  2010 Institutional                         $22,862.41        --        $  8,642        9.23%       0.11%
  2009 Institutional                         $20,931.14        --        $  7,870       24.63%       0.05%
  2008 Institutional (e)                     $16,794.82        --        $  6,298      (29.34)%      0.13%
  2007 Institutional                         $23,767.57        --        $  8,533        5.58%       0.27%
  2006 Institutional                         $22,510.85        --        $  8,059       10.82%       0.37%

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
-----------------------------------
  2010 RIA, 0.08% (g)                        $   823.87          5       $  3,925       16.90%       0.15%
  2009 RIA, 0.08% (f)(g)                     $   704.77          6       $  4,265       38.60%       0.27%
  2008 RIA, 0.50% (g)                        $   508.49          7       $  3,809      (42.23)%      0.51%
  2007 RIA, 0.50% (g)                        $   880.30         11       $ 10,082       13.46%       0.53%
  2006 RIA, 0.50% (g)                        $   775.88         15       $ 11,854       (0.58)%      0.52%

  2010 EPP, 0.08% (g)                        $   854.84          3       $  2,619       16.90%       0.15%
  2009 EPP, 0.08% (f)(g)                     $   731.27          3       $  2,303       38.64%       0.24%
  2008 EPP, 0.25% (g)                        $   527.45          4       $  2,341      (42.09)%      0.26%
  2007 EPP, 0.25% (g)                        $   910.82          5       $  4,999       13.74%       0.28%
  2006 EPP, 0.25% (g)                        $   800.76         12       $  9,730       (0.33)%      0.27%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
------------------------------------
  2010 MRP, 0.30% (g)                        $   323.88         90       $ 29,027       16.65%       0.37%
  2009 MRP, 0.30% (f)(g)                     $   277.66        100       $ 27,765       38.35%       0.48%
  2008 MRP, 1.56% (g)                        $   200.69        103       $ 20,675      (42.87)%      1.57%
  2007 MRP, 1.53% (g)                        $   351.25        111       $ 39,048       12.32%       1.56%
  2006 MRP, 1.50% (g)                        $   312.73        125       $ 39,076       (1.57)%      1.52%

GROWTH STOCK ACCOUNT
--------------------
  2010 Institutional                         $ 8,880.54          4       $ 38,080       16.99%       0.07%
  2009 Institutional                         $ 7,590.76          5       $ 41,954       38.78%       0.15%
  2008 Institutional                         $ 5,469.59          7       $ 38,789      (41.94)%      0.01%
  2007 Institutional                         $ 9,421.32         25       $236,767       14.03%       0.03%
  2006 Institutional                         $ 8,262.03         35       $288,072       (0.09)%      0.02%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
-------------------------------------
  2010 RIA, 0.50% (g)                        $   318.86          7       $  2,384       32.55%       0.52%
  2009 RIA, 0.50% (g)                        $   240.56          9       $  2,225       47.60%       0.73%
  2008 RIA, 0.50% (g)                        $   162.98         12       $  1,878      (45.26)%      0.58%
  2007 RIA, 0.50% (g)                        $   297.76         15       $  4,516       12.43%       0.54%
  2006 RIA, 0.50% (g)                        $   264.84         22       $  5,706        1.62%       0.57%

  2010 MRP, 0.65% (g)                        $    65.56        327       $ 21,443       32.36%       0.67%

                                     FSA-88

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                        YEARS ENDED DECEMBER 31,
                                    -----------------------------------------------------------------
                                                       UNITS
                                         UNIT       OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                         VALUE         (000S)       (000S)       RETURN**    RATIO***
                                    -------------- ------------- ------------ ------------- ---------
ALLIANCEBERNSTEIN MID CAP GROWTH FUND (CONTINUED)
-------------------------------------------------
    2009   MRP, 0.65% (g)(h)          $    49.53          321       $15,918       47.41%      0.88%
    2008   MRP, 1.72% (g)             $    33.60          338       $11,361      (45.95)%     1.80%
    2007   MRP, 1.68% (g)             $    62.17          353       $21,924       11.14%      1.72%
    2006   MRP, 1.66% (g)             $    55.94          387       $21,414        0.47%      1.73%

MID CAP GROWTH STOCK ACCOUNT
----------------------------
    2010   Institutional              $34,652.25           --       $   554       33.21%      0.02%
    2009   Institutional              $26,012.67           --       $ 2,497       48.34%      0.23%
    2008   Institutional              $17,535.26           --       $ 3,886      (44.98)%     0.08%
    2007   Institutional              $31,875.82            2       $63,879       13.01%      0.04%
    2006   Institutional              $28,206.63            2       $69,134        2.13%      0.07%

SEPARATE ACCOUNT NO. 66+
AXA AGGRESSIVE ALLOCATION
-------------------------
    2010   MRP*, 0.00% (g)            $     8.68          234       $ 2,031       13.17%      0.00%
    2009   MRP*, 0.00% (g)            $     7.67          169       $ 1,294       27.20%      0.00%
    2008   MRP*, 1.00% (g)            $     6.03           81       $   487      (39.82)%     1.00%
    2007   MRP*, 1.00% (g)            $    10.02           45       $   447        0.23%      1.00%
    2006   MRP*, 1.00% (g)                   --            --            --          --         --

AXA CONSERVATIVE ALLOCATION
---------------------------
    2010   MRP*, 0.00% (g)            $    10.66          104       $ 1,111        7.35%      0.00%
    2009   MRP*, 0.00% (g)            $     9.93           87       $   868        9.72%      0.00%
    2008   MRP*, 1.00% (g)            $     9.05           67       $   604      (11.88)%     1.00%
    2007   MRP*, 1.00% (g)            $    10.27           20       $   204        2.73%      1.00%
    2006   MRP*, 1.00% (g)                   --            --            --          --         --

AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------
    2010   MRP*, 0.00% (a)(g)         $    10.16           65       $   662        9.13%      0.00%
    2009   MRP*, 0.00% (a)(g)         $     9.31           59       $   545       14.37%      0.00%
    2008   MRP*, 1.00% (a)(g)         $     8.14           61       $   494      (20.27)%     1.00%
    2007   MRP*, 1.00% (a)(g)         $    10.21           26       $    60        2.08%      1.00%
    2006   MRP*, 1.00% (g)                   --            --            --          --         --

AXA Moderate Allocation
    2010   MRP*, 0.00% (a)(g)         $     9.77        1,066       $10,422        9.90%      0.00%
    2009   MRP*, 0.00% (a)(g)         $     8.89          740       $ 6,580       16.97%      0.00%
    2008   MRP*, 1.00% (a)(g)         $     7.60          284       $ 2,158      (25.27)%     1.00%
    2007   MRP*, 1.00% (a)(g)         $    10.17           24       $   249        1.69%      1.00%
    2006   MRP*, 1.00% (g)                   --            --            --          --         --

AXA Moderate-Plus Allocation
    2010   MRP*, 0.00% (a)(g)         $     9.26          190       $ 1,762       11.57%      0.00%
    2009   MRP*, 0.00% (a)(g)         $     8.30           81       $   676       21.88%      0.00%
    2008   MRP*, 1.00% (a)(g)         $     6.81           28       $   192      (32.52)%     1.00%
    2007   MRP*, 1.00% (a)(g)         $    10.09            6       $    60        0.89%      1.00%
    2006   MRP*, 1.00% (g)                   --            --            --          --         --

                                     FSA-89

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------
                                                              UNITS
                                                 UNIT      OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                                 VALUE        (000S)       (000S)       RETURN**    RATIO***
                                             ------------ ------------- ------------ ------------- ---------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------
    2010   RIA*, 0.05% (g)                     $ 153.78            6      $   897         5.43%      0.05%
           MRP*, 0.00% (g)                     $  17.27          723      $12,483         5.50%      0.00%
    2009   RIA*, 0.05% (g)                     $ 145.86            7      $ 1,056        27.34%      0.05%
           MRP*, 0.00% (g)                     $  16.37          788      $12,911        27.39%      0.00%
    2008   RIA*, 0.05% (g)                     $ 114.54            9      $   996       (50.62)%     0.05%
           MRP*, 1.00% (g)                     $  12.85          807      $10,366       (51.14)%     1.00%
    2007   RIA*, 0.05% (g)                     $ 231.96           14      $ 3,230        11.96%      0.05%
           MRP*, 1.00% (g)                     $  26.30          880      $23,150        10.83%      1.00%
    2006   RIA*, 0.05% (g)                     $ 207.19           16      $ 3,399        23.75%      0.05%
           MRP*, 1.00% (g)                     $  23.73          919      $21,792        22.57%      1.00%

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------
    2010   RIA*, 0.05% (g)                     $ 223.93            1      $   288        33.51%      0.05%
    2009   RIA*, 0.05% (g)                     $ 167.72            1      $   220        35.95%      0.05%
    2008   RIA*, 0.05% (g)                     $ 123.37            2      $   264       (44.55)%     0.05%
    2007   RIA*, 0.05% (g)                     $ 222.47            3      $   578        16.93%      0.05%
    2006   RIA*, 0.05% (g)                     $ 190.26            5      $   983         9.21%      0.05%

EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------
    2010   RIA*, 0.00% (g)                     $ 213.04           --      $   101        12.29%      0.00%
    2009   RIA*, 0.00% (g)                     $ 189.73            1      $   157        30.28%      0.00%
    2008   RIA*, 0.00% (g)                     $ 145.63            1      $   152       (36.56)%     0.00%
    2007   RIA*, 0.00% (g)                     $ 229.55            2      $   393         1.18%      0.00%
    2006   RIA*, 0.00% (g)                     $ 226.87            2      $   403        20.91%      0.00%

EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------
    2010   RIA*, 0.00% (g)                     $ 147.04            1      $    84         6.07%      0.00%
    2009   RIA*, 0.00% (g)                     $ 138.63            1      $    87        30.25%      0.00%
    2008   RIA*, 0.00% (g)                     $ 106.43           --      $    35       (43.00)%     0.00%
    2007   RIA*, 0.00% (g)                     $ 186.71            1      $   264        10.19%      0.00%
    2006   RIA*, 0.00% (g)                     $ 169.44            2      $   401        25.68%      0.00%

EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------
    2010   RIA*, 0.00% (g)                     $  89.07           --           --        12.52%      0.00%
           MRP*, 0.00% (g)                     $   7.51          272      $ 2,043        12.59%      0.00%
    2009   RIA*, 0.00% (g)                     $  79.16           --           --        30.89%      0.00%
           MRP*, 0.00% (g)                     $   6.67          249      $ 1,659        30.78%      0.00%
    2008   RIA*, 0.00% (g)                     $  60.48           --      $     2       (45.22)%     0.00%
           MRP*, 1.00% (g)                     $   5.10          208      $ 1,062       (45.80)%     1.00%
    2007   RIA*, 0.00% (g)                     $ 110.41           --      $     2        12.14%      0.00%
           MRP*, 1.00% (g)                     $   9.41          175      $ 1,643        10.97%      1.00%
    2006   RIA*, 0.00% (g)                     $  98.46           --      $     2         5.24%      0.00%
           MRP*, 1.00% (g)                     $   8.48          169      $ 1,421         4.18%      1.00%

EQ/CAPITAL GUARDIAN GROWTH
--------------------------
    2010   RIA*, 0.00% (g)                     $  77.30            1      $    91        12.95%      0.00%
    2009   RIA*, 0.00% (g)                     $  68.44            1      $    81        33.44%      0.00%

                                     FSA-90

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                     YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------
                                                  UNITS
                                      UNIT     OUTSTANDING   NET ASSETS       TOTAL      EXPENSE
                                     VALUE        (000S)       (000S)       RETURN**     RATIO***
                                  ----------- ------------- ------------ -------------- ---------
EQ/CAPITAL GUARDIAN GROWTH (CONTINUED)
--------------------------------------
    2008   RIA*, 0.00% (g)          $  51.29           1      $    59       (40.41)%       0.00%
    2007   RIA*, 0.00% (g)          $  86.07           1      $   101         5.48%        0.00%
    2006   RIA*, 0.00% (g)          $  81.60          --      $    22         7.40%        0.00%

EQ/CAPITAL GUARDIAN RESEARCH
----------------------------
    2010   RIA*, 0.00% (g)          $ 133.27           1      $   117        15.80%        0.00%
           MRP*, 0.00% (g)          $  16.42         339      $ 5,562        15.80%        0.00%
    2009   RIA*, 0.00% (g)          $ 115.09           1      $    96        31.46%        0.00%
           MRP*, 0.00% (g)          $  14.18         385      $ 5,454        31.42%        0.00%
    2008   RIA*, 0.00% (g)          $  87.55           1      $   100       (39.66)%       0.00%
           MRP*, 1.00% (g)          $  10.79         409      $ 4,407       (40.25)%       1.00%
    2007   RIA*, 0.00% (g)          $ 145.10           3      $   399         1.66%        0.00%
           MRP*, 1.00% (g)          $  18.06         451      $ 8,155         0.56%        1.00%
    2006   RIA*, 0.00% (g)          $ 142.74           3      $   397        12.06%        0.00%
           MRP*, 1.00% (g)          $  17.96         362      $ 6,551        10.93%        1.00%

EQ/EQUITY 500 INDEX
-------------------
    2010   RIA*, 0.05% (g)          $ 349.06           4      $ 1,479        14.61%        0.05%
           MRP*, 0.00% (g)          $   8.69       1,954      $16,977        14.34%        0.00%
    2009   RIA*, 0.05% (g)          $ 304.57           5      $ 1,572        26.12%        0.05%
           MRP*, 0.00% (g)          $   7.60       2,024      $15,377        25.83%        0.00%
    2008   RIA*, 0.05% (g)          $ 241.50           7      $ 1,621       (37.20)%       0.05%
           MRP*, 1.00% (g)          $   6.04       1,811      $10,933       (37.92)%       1.00%
    2007   RIA*, 0.05% (g)          $ 384.52          11      $ 4,046         5.16%        0.05%
           MRP*, 1.00% (g)          $   9.73       1,846      $17,969         3.84%        1.00%
    2006   RIA*, 0.05% (g)          $ 365.64          14      $ 4,992        15.32%        0.05%
           MRP*, 1.00% (g)          $   9.37       1,844      $17,308        13.85%        1.00%

EQ/EQUITY GROWTH PLUS
---------------------
    2010   RIA*, 0.00% (g)          $ 165.32           1      $   159        15.26%        0.00%
    2009   RIA*, 0.00% (g)          $ 143.43           1      $   136        27.81%        0.00%
    2008   RIA*, 0.00% (g)          $ 112.22           1      $    87       (40.29)%       0.00%
    2007   RIA*, 0.00% (g)          $ 187.95           2      $   360        14.05%        0.00%
    2006   RIA*, 0.00% (g)          $ 164.80           3      $   468         9.32%        0.00%

EQ/GAMCO SMALL COMPANY VALUE
----------------------------
    2010   MRP*, 0.00% (g)          $  15.16         171      $ 2,599        32.63%        0.00%
    2009   MRP*, 0.00% (g)          $  11.43         110      $ 1,255        41.46%        0.00%
    2008   MRP*, 1.00% (g)          $   8.08          74      $   601       (31.41)%       1.00%
    2007   MRP*, 1.00% (g)          $  11.78          47      $   549         8.08%        1.00%
    2006   MRP*, 1.00% (g)          $  10.90          16      $   176         8.96%        1.00%

EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------
    2010   RIA*, 0.00% (g)          $ 414.17           1      $   224        11.45%        0.00%
           MRP*, 0.00% (g)          $  11.65         186      $ 2,166        11.48%        0.00%
    2009   RIA*, 0.00% (g)          $ 371.61           1      $   298        50.06%        0.00%
           MRP*, 0.00% (g)          $  10.45         205      $ 2,144        50.14%        0.00%

                                     FSA-91

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                     YEARS ENDED DECEMBER 31,
                                 ----------------------------------------------------------------
                                                  UNITS
                                     UNIT      OUTSTANDING   NET ASSETS       TOTAL      EXPENSE
                                     VALUE        (000S)       (000S)       RETURN**     RATIO***
                                 ------------ ------------- ------------ -------------- ---------
EQ/GLOBAL MULTI-SECTOR EQUITY (CONTINUED)
-----------------------------------------
    2008   RIA*, 0.00% (g)         $ 247.64            1       $  229       (57.35)%      0.00%
           MRP*, 1.00% (g)         $   6.96          168       $1,171       (57.84)%      1.00%
    2007   RIA*, 0.00% (g)         $ 580.61            2       $1,357        42.02%       0.00%
           MRP*, 1.00% (g)         $  16.51          151       $2,495        40.51%       1.00%
    2006   RIA*, 0.00% (g)         $ 408.83            2       $  875        37.05%       0.00%
           MRP*, 1.00% (g)         $  11.75           42       $  495        17.50%       1.00%

EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------
    2010   RIA*, 0.05% (g)         $ 214.77           --       $   17         4.43%       0.05%
           MRP*, 0.00% (g)         $  11.53          279       $3,212         4.25%       0.00%
    2009   RIA*, 0.05% (g)         $ 205.66           --       $   32        (2.08)%      0.05%
           MRP*, 0.00% (g)         $  11.06          284       $3,141        (2.08)%      0.00%
    2008   RIA*, 0.05% (g)         $ 210.03           --       $   95         3.80%       0.05%
           MRP*, 1.00% (g)         $  11.32          303       $3,430         2.54%       1.00%
    2007   RIA*, 0.05% (g)         $ 202.34            2       $  338         7.08%       0.05%
           MRP*, 1.00% (g)         $  11.04          262       $2,896         5.75%       1.00%
    2006   RIA*, 0.05% (g)         $ 188.96            2       $  347         3.33%       0.05%
           MRP*, 1.00% (g)         $  10.44          232       $2,395         2.05%       1.00%

EQ/INTERNATIONAL CORE PLUS
--------------------------
    2010   RIA*, 0.00% (g)         $ 138.22           --       $   56         9.22%       0.00%
           MRP*, 0.00% (g)         $  12.43          259       $3,213         9.23%       0.00%
    2009   RIA*, 0.00% (g)         $ 126.55           --       $   16        35.33%       0.00%
           MRP*, 0.00% (g)         $  11.38          307       $3,491        35.32%       0.00%
    2008   RIA*, 0.00% (g)         $  93.51           --       $    3       (44.86)%      0.00%
           MRP*, 1.00% (g)         $   8.41          273       $2,296       (45.42)%      1.00%
    2007   RIA*, 0.00% (g)         $ 169.57           --       $   60        15.22%       1.00%
           MRP*, 1.00% (g)         $  15.41          291       $4,492        13.98%       0.00%
    2006   RIA*, 0.00% (g)         $ 147.17            2       $  277        19.24%       0.00%
           MRP*, 1.00% (g)         $  13.52          260       $3,525        17.98%       1.00%

EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------
    2010   RIA*, 0.00% (g)         $ 140.60           --       $   44        12.32%       0.00%
    2009   RIA*, 0.00% (g)         $ 125.18           --       $   40        32.31%       0.00%
    2008   RIA*, 0.00% (g)         $  94.61           --       $   26       (39.77)%      0.00%
    2007   RIA*, 0.00% (g)         $ 157.09            2       $  289         1.21%       0.00%
    2006   RIA*, 0.00% (g)         $ 159.01            3       $  399       (20.37)%      0.00%

EQ/LARGE CAP CORE PLUS
----------------------
    2010   RIA*, 0.00% (g)         $ 106.33            1       $  106        14.19%       0.00%
    2009   RIA*, 0.00% (g)         $  93.12            1       $   92        26.50%       0.00%
    2008   RIA*, 0.00% (g)         $  73.61            1       $   51       (37.40)%      0.00%
    2007   RIA*, 0.00% (g)         $ 117.59            1       $   99         3.89%       0.00%
    2006   RIA*, 0.00% (g)         $ 113.19            1       $   89        12.94%       0.00%

EQ/LARGE CAP GROWTH INDEX
-------------------------
    2010   RIA*, 0.00% (g)         $  85.05           --       $    3        15.95%       0.00%

                                     FSA-92

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                   YEARS ENDED DECEMBER 31,
                                --------------------------------------------------------------
                                                UNITS
                                    UNIT     OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                   VALUE        (000S)       (000S)       RETURN**    RATIO***
                                ----------- ------------- ------------ ------------- ---------
EQ/LARGE CAP GROWTH INDEX (CONTINUED)
-------------------------------------
    2009   RIA*, 0.00% (g)         $ 73.35           1      $    66        36.21%      0.00%
    2008   RIA*, 0.00% (g)         $ 53.85           1      $    50       (36.27)%     0.00%
    2007   RIA*, 0.00% (g)         $ 84.50           3      $   267        13.98%      0.00%
    2006   RIA*, 0.00% (g)         $ 74.14           4      $   273         0.54%      0.00%

EQ/LARGE CAP GROWTH PLUS
------------------------
    2010   RIA*, 0.00% (g)         $141.87          --      $    34        14.45%      0.00%
           MRP*, 0.00% (g)         $  5.92         655      $ 3,877        14.51%      0.00%
    2009   RIA*, 0.00% (g)         $123.96           2      $   267        34.86%      0.00%
           MRP*, 0.00% (g)         $  5.17         641      $ 3,314        34.64%      0.00%
    2008   RIA*, 0.00% (g)         $ 91.92           3      $   244       (38.23)%     0.00%
           MRP*, 1.00% (g)         $  3.84         547      $ 2,100       (38.85)%     1.00%
    2007   RIA*, 0.00% (g)         $148.82           4      $   614        15.62%      0.00%
           MRP*, 1.00% (g)         $  6.28         510      $ 3,206        14.39%      1.00%
    2006   RIA*, 0.00% (g)         $128.71           5      $   688         7.78%      0.00%
           MRP*, 1.00% (g)         $  5.49         446      $ 2,458         6.81%      1.00%

EQ/LARGE CAP VALUE PLUS
-----------------------
    2010   RIA*, 0.00% (g)         $117.79           9      $ 1,097        12.90%      0.00%
           MRP*, 0.00% (g)         $ 10.98         645      $ 7,079        12.73%      0.00%
    2009   RIA*, 0.00% (g)         $104.33          11      $ 1,135        20.61%      0.00%
           MRP*, 0.00% (g)         $  9.74         687      $ 6,689        20.40%      0.00%
    2008   RIA*, 0.00% (g)         $ 86.50          15      $ 1,263       (43.00)%     0.00%
           MRP*, 1.00% (g)         $  8.09         653      $ 5,282       (43.90)%     1.00%
    2007   RIA*, 0.00% (g)         $151.76          23      $ 3,547        (4.45)%     0.00%
           MRP*, 1.00% (g)         $ 14.42         714      $10,304        (5.57)%     1.00%
    2006   RIA*, 0.00% (g)         $158.83           5      $   793        21.39%      0.00%
           MRP*, 1.00% (g)         $ 15.27         697      $10,645        20.05%      1.00%

EQ/MID CAP INDEX
----------------
    2010   RIA*, 0.00% (g)         $131.57          --      $    43        25.75%      0.00%
    2009   RIA*, 0.00% (g)         $104.63          --      $    29        36.27%      0.00%
    2008   RIA*, 0.00% (g)         $ 76.78          --      $    19       (49.28)%     0.00%
    2007   RIA*, 0.00% (g)         $151.40           1      $   129         8.03%      0.00%
    2006   RIA*, 0.00% (g)         $140.17           3      $   357        11.52%      0.00%

EQ/MID CAP VALUE PLUS
---------------------
    2010   RIA*, 0.00% (g)         $194.08           1      $   244        22.46%      0.00%
           MRP*, 0.00% (g)         $ 15.31         481      $ 7,363        22.48%      0.00%
    2009   RIA*, 0.00% (g)         $158.48           2      $   239        35.85%      0.00%
           MRP*, 0.00% (g)         $ 12.50         583      $ 7,287        35.87%      0.00%
    2008   RIA*, 0.00% (g)         $116.66           2      $   178       (39.56)%     0.00%
           MRP*, 1.00% (g)         $  9.20         580      $ 5,339       (40.22)%     1.00%
    2007   RIA*, 0.00% (g)         $193.03           2      $   325        (1.60)%     0.00%
           MRP*, 1.00% (g)         $ 15.39         638      $ 9,817        (2.59)%     1.00%
    2006   RIA*, 0.00% (g)         $196.16           3      $   575        12.48%      0.00%

                                     FSA-93

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                      YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------
                                                    UNITS
                                        UNIT     OUTSTANDING   NET ASSETS      TOTAL     EXPENSE
                                       VALUE        (000S)       (000S)      RETURN**    RATIO***
                                    ----------- ------------- ------------ ------------ ---------
EQ/MID CAP VALUE PLUS (CONTINUED)
---------------------------------
           MRP*, 1.00% (g)            $ 15.80         663      $10,479        11.27%     1.00%

EQ/MONEY MARKET
---------------
    2010   RIA*, 0.05% (g)            $175.32           1      $   101         0.05%     0.05%
           MRP*, 0.00% (d)(g)         $ 10.00         980      $ 9,859         0.00%     0.00%
    2009   RIA*, 0.05% (g)            $175.24           1      $   153         0.25%     0.05%
           MRP*, 0.00% (d)(g)         $ 10.00         624      $ 6,245         0.00%     0.00%
    2008   RIA*, 0.05% (g)            $174.81           1      $    96         2.31%     0.05%
           MRP*, 1.00% (g)                --           --           --           --        --
    2007   RIA*, 0.05% (g)            $170.86           6      $ 1,063         4.93%     0.05%
           MRP*, 1.00% (g)                --           --           --           --        --
    2006   RIA*, 0.05% (g)            $162.84           8      $ 1,295         4.67%     0.05%
           MRP*, 1.00% (g)                --           --           --           --        --

EQ/PIMCO ULTRA SHORT BOND
-------------------------
    2010   MRP*, 0.00% (g)            $ 11.66         185      $ 2,157         0.87%     0.00%
    2009   MRP*, 0.00% (g)            $ 11.56         160      $ 1,855         7.94%     0.00%
    2008   MRP*, 1.00% (g)            $ 10.71         119      $ 1,274        (5.00)%    1.00%
    2007   MRP*, 1.00% (g)            $ 11.27          32      $   358        10.17%     1.00%
    2006   MRP*, 1.00% (g)            $ 10.23           8      $    83         2.30%     1.00%

EQ/QUALITY BOND PLUS
--------------------
    2010   RIA*, 0.05% (g)            $236.13           1      $   138         6.42%     0.05%
    2009   RIA*, 0.05% (g)            $221.89           1      $   126         6.23%     0.05%
    2008   RIA*, 0.05% (g)            $208.88           1      $   258        (6.37)%    0.05%
    2007   RIA*, 0.05% (g)            $223.10           2      $   460         4.75%     0.05%
    2006   RIA*, 0.05% (g)            $212.99           3      $   551         4.04%     0.05%

EQ/SMALL COMPANY INDEX
----------------------
    2010   MRP*, 0.00% (g)            $ 15.66         299      $ 4,680        25.78%     0.00%
    2009   MRP*, 0.00% (g)            $ 12.45         289      $ 3,593        26.14%     0.00%
    2008   MRP*, 1.00% (g)            $  9.87         284      $ 2,798       (34.82)%    1.00%
    2007   MRP*, 1.00% (g)            $ 15.14         307      $ 4,641        (2.89)%    1.00%
    2006   MRP*, 1.00% (g)            $ 15.59         312      $     5        16.52%     1.00%

EQ/T. ROWE PRICE GROWTH STOCK
-----------------------------
    2010   RIA*, 0.00% (b)(g)         $  9.64          --      $     1        16.43%     0.00%
    2009   RIA*, 0.00% (b)(g)         $  8.28          --      $     1        42.51%     0.00%
    2008   RIA*, 0.00% (b)(g)         $  5.81          --      $     1       (42.13)%    0.00%
    2007   RIA*, 0.00% (b)(g)         $ 10.04          12      $   126        (0.44)%    0.00%
    2006   RIA*, 0.00% (g)                --           --           --           --        --

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
-------------------------------------
    2010   RIA*, 0.05% (g)            $127.13           1      $   122        17.29%     0.05%
    2009   RIA*, 0.05% (g)            $108.39           1      $   105        40.29%     0.05%
    2008   RIA*, 0.05% (g)            $ 77.26           1      $    76       (27.60)%    0.05%
    2007   RIA*, 0.05% (g)            $106.71           1      $   114        11.33%     0.05%
    2006   RIA*, 0.05% (g)            $ 95.85           1      $   103         5.86%     0.05%

                                     FSA-94

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                     YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------
                                                   UNITS
                                      UNIT      OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                      VALUE        (000S)       (000S)       RETURN**    RATIO***
                                  ------------ ------------- ------------ ------------- ---------
MULTIMANAGER MULTI-SECTOR BOND
------------------------------
    2010   RIA*, 0.05% (g)           $200.21           --         $   77       6.84%      0.05%
           MRP*, 0.00% (c)(g)        $  9.03          101         $  912       6.61%      0.00%
    2009   RIA*, 0.05% (g)           $187.39           --         $   87       9.86%      0.05%
           MRP*, 0.00% (c)(g)        $  8.47           51         $  431       9.72%      0.00%
    2008   RIA*, 0.05% (g)           $170.57            1         $  112     (23.35)%     0.05%
           MRP*, 1.00% (c)(g)        $  7.72            4         $   32     (22.79)%     1.00%
    2007   RIA*, 0.05% (g)           $222.53            1         $  235       3.34%      0.05%
           MRP*, 1.00% (g)               --            --             --         --         --
    2006   RIA*, 0.05% (g)           $215.33            2         $  458      10.15%      0.05%
           MRP*, 1.00% (g)               --            --             --         --         --

MULTIMANAGER SMALL CAP VALUE
----------------------------
    2010   RIA*, 0.00% (g)           $201.87           --         $   99      24.50%      0.00%
    2009   RIA*, 0.00% (g)           $162.14           --         $   76      26.42%      0.00%
    2008   RIA*, 0.00% (g)           $128.25            1         $   74     (37.86)%     0.00%
    2007   RIA*, 0.00% (g)           $206.41            1         $  239      (9.84)%     0.00%
    2006   RIA*, 0.00% (g)           $228.94            3         $  597      16.11%      0.00%

MULTIMANAGER TECHNOLOGY
-----------------------
    2010   RIA*, 0.00% (g)           $152.51            1         $  130      17.70%      0.00%
           MRP*, 0.00% (g)           $ 14.48          235         $3,401      17.72%      0.00%
    2009   RIA*, 0.00% (g)           $129.57            1         $  185      58.44%      0.00%
           MRP*, 0.00% (g)           $ 12.30          223         $2,742      58.51%      0.00%
    2008   RIA*, 0.00% (g)           $ 81.78            1         $   93     (47.08)%     0.00%
           MRP*, 1.00% (g)           $  7.76          177         $1,371     (47.64)%     1.00%
    2007   RIA*, 0.00% (g)           $154.53            1         $  228      18.22%      0.00%
           MRP*, 1.00% (g)           $ 14.82          172         $2,543      16.97%      1.00%
    2006   RIA*, 0.00% (g)           $130.71            3         $  376       7.30%      0.00%
           MRP*, 1.00% (g)           $ 12.67          157         $2,017       6.11%      1.00%

TARGET 2015 ALLOCATION
----------------------
    2010   MRP*, 0.00% (a)(g)        $  9.30          218         $2,033      10.71%      0.00%
    2009   MRP*, 0.00% (a)(g)        $  8.40          168         $1,414      20.34%      0.00%
    2008   MRP*, 1.00% (a)(g)        $  6.98          113         $  788     (31.22)%     1.00%
    2007   MRP*, 1.00% (a)(g)        $ 10.15           44         $  446       1.55%      1.00%
    2006   MRP*, 1.00% (g)               --            --             --         --         --

TARGET 2025 ALLOCATION
----------------------
    2010   MRP*, 0.00% (a)(g)        $  8.99          230         $2,064      11.96%      0.00%
    2009   MRP*, 0.00% (a)(g)        $  8.03          155         $1,246      23.16%      0.00%
    2008   MRP*, 1.00% (a)(g)        $  6.52          123         $  800     (35.71)%     1.00%
    2007   MRP*, 1.00% (a)(g)        $ 10.14           12         $  122       1.37%      1.00%
    2006   MRP*, 1.00% (g)               --            --             --         --         --

TARGET 2035 ALLOCATION
----------------------
    2010   MRP*, 0.00% (a)(g)        $  8.78           46         $  404      12.71%      0.00%
    2009   MRP*, 0.00% (a)(g)        $  7.79           31         $  238      25.65%      0.00%

                                     FSA-95

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Concluded)

                                                      YEARS ENDED DECEMBER 31,
                                   --------------------------------------------------------------
                                                  UNITS
                                      UNIT     OUTSTANDING   NET ASSETS       TOTAL     EXPENSE
                                      VALUE       (000S)       (000S)       RETURN**    RATIO***
                                   ---------- ------------- ------------ ------------   --------
TARGET 2035 ALLOCATION (CONTINUED)
----------------------------------
    2008   MRP*, 1.00% (a)(g)        $ 6.20          15          $ 95       (38.74)%     1.00%
    2007   MRP*, 1.00% (a)(g)        $10.12           6          $ 64         1.22%      1.00%
    2006   MRP*, 1.00% (g)              --           --            --           --         --

TARGET 2045 ALLOCATION
----------------------
    2010   MRP*, 0.00% (a)(g)        $ 8.49          38          $325        13.20%      0.00%
    2009   MRP*, 0.00% (a)(g)        $ 7.50          31          $231        27.77%      0.00%
    2008   MRP*, 1.00% (a)(g)        $ 5.87          12          $ 72       (41.94)%     1.00%
    2007   MRP*, 1.00% (a)(g)        $10.10           2          $ 17         1.07%      1.00%
    2006   MRP*, 1.00% (g)              --           --            --           --         --

(a) Units were made available for sale on May 1, 2007

(b) Units were made available for sale on July 1, 2007

(c) Units were made available for sale on May 1, 2008

(d) Units were made available for sale on January 1, 2009.

(e) Unit value as of December 31, 2008 and total return for the year then ended were previously reported in error as $16,714.08 and (29.67) %, respectively, and have been revised.

(f) The disclosure of the effective rate of 0.50%, 0.50%, and 0.25% as of December 31, 2009 for AllianceBernstein Common Stock Fund (RIA), AllianceBernstein Growth Equity Fund (MRP), and AllianceBernstein Common Stock Fund (EPP), respectively, were previously reported in error and have been revised.

(g) Contract charge as described in footnote 6 included in these financial statements.

(h) The disclosure of the effective rate of 0.59% and 0.70% as of December 31, 2009 for AllianceBernstein Balance Fund (MRP) and AllianceBernstein Mid Cap Growth Fund (MRP), respectively, were previously reported in error and have been revised ..

* For Separate Account No. 66, expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

*** For Separate Account Nos. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values. The expense ratios previously reported incorrectly omitted the impact of direct operating expenses. The expense ratios have been revised to include such expenses. The reported unit values and total returns over the same periods reflected the correct expense ratio and require no revision.

(+) Rates charged for the year ended December 31, 2010 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.

9. Investment Income Ratios

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Accounts Nos. 10, 4 and 3. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.


                                     FSA-96

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

9. Investment Income Ratios (Continued)

                                               YEAR ENDED DECEMBER 31,
                                ------------------------------------------------------
                                   2010       2009       2008       2007       2006
                                ---------- ---------- ---------- ---------- ----------
Separate Account No. 10........    3.02%      3.50%      4.01%      3.40%      3.03%
Separate Account No. 4.........    1.65       1.70       0.75       0.68       0.69
Separate Account No. 3.........    0.46       0.59       0.20       0.22       0.40

Shown below is the Investment Income Ratios throughout the periods indicated for Separate Account No. 66. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

                                                  2010      2009      2008      2007      2006
                                                -------   -------   -------   -------   -------
AXA Aggressive Allocation....................    1.92%     1.49%      1.93%     7.27%       --
AXA Conservative Allocation..................    2.36%     2.53%      6.79%    30.47%       --
AXA Conservative-Plus Allocation.............    2.04%     1.76%      1.38%     1.52%       --
AXA Moderate Allocation......................    2.40%     1.76%      6.16%     6.75%       --
AXA Moderate-Plus Allocation.................    1.85%     1.87%     11.06%    21.82%       --
EQ/AllianceBernstein International...........    2.52%     2.76%      2.79%     1.48%     1.72%
EQ/AllianceBernstein Small Cap Growth........    0.06%     0.13%      0.01%       --        --
EQ/BlackRock Basic Value Equity..............    1.00%     2.21%      1.12%     1.08%     2.69%
EQ/BlackRock International Value.............    0.77%     2.50%      1.02%     1.30%     2.42%
EQ/Calvert Socially Responsible..............    0.05%     0.26%      0.32%     0.23%       --
EQ/Capital Guardian Growth...................    0.42%     0.34%      0.18%       --      0.14%
EQ/Capital Guardian Research.................    0.76%     1.19%      0.93%     1.07%     0.57%
EQ/Equity 500 Index..........................    1.45%     2.06%      1.74%     1.36%     1.64%
EQ/Equity Growth PLUS........................    0.30%     0.93%      0.45%     0.19%     0.73%
EQ/GAMCO Small Company Value.................    0.41%     0.48%      0.68%     0.56%     2.28%
EQ/Global Multi-Sector Equity................    1.11%     1.37%      0.13%       --      0.60%
EQ/Intermediate Government Bond Index........    1.18%     0.98%      3.17%     4.61%     4.02%
EQ/International Core PLUS...................    1.74%     3.27%      1.41%     0.42%     1.53%
EQ/JPMorgan Value Opportunities..............    1.34%     1.12%      0.41%     1.23%     4.29%
EQ/Large Cap Core PLUS.......................    1.04%     4.57%      0.33%     1.28%     0.87%
EQ/Large Cap Growth Index....................    0.20%     2.12%      0.08%       --        --
EQ/Large Cap Growth PLUS.....................    0.36%     1.35%      0.12%     0.37%       --
EQ/Large Cap Value PLUS......................    1.18%     2.29%      2.83%     1.59%     1.64%
EQ/Mid Cap Index.............................    0.80%     1.17%      0.56%       --      2.75%
EQ/Mid Cap Value PLUS........................    0.94%     1.14%      1.47%     0.98%     0.30%
EQ/Money Market..............................      --      0.01%      2.81%     4.89%     3.80%
EQ/PIMCO Ultra Short Bond....................    0.36%     1.02%      3.23%     3.14%     8.98%
EQ/Quality Bond PLUS.........................   11.10%     1.96%      3.79%     4.87%     3.24%
EQ/Small Company Index.......................    1.01%     1.42%      0.84%     1.30%     1.39%
EQ/T. Rowe Price Growth Stock................      --        --         --      0.07%       --
EQ/Wells Fargo Advantage Omega Growth........    0.01%     0.15%      0.55%       --      4.52%
Multimanager Multi-Sector Bond...............    3.82%     5.56%      8.15%     4.53%     5.95%
Multimanager Small Cap Value.................    0.16%     0.92%      0.17%     0.22%     4.67%
Multimanager Technology......................      --        --         --        --        --

                                     FSA-97

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

9. Investment Income Ratios (Concluded)

                                  2010       2009       2008       2007     2006
                               ---------- ---------- ---------- ---------- -----
Target 2015 Allocation........    1.59%      4.61%      4.76%      8.76%     --
Target 2025 Allocation........    1.57%      4.65%      4.98%      6.87%     --
Target 2035 Allocation........    1.40%      4.81%      4.24%     11.67%     --
Target 2045 Allocation........    1.32%      4.99%      4.23%      9.66%     --

10. Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2010 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustement or disclosure in the financial statements.

                                     FSA-98

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2010 and 2009.................. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2010, 2009 and 2008.................................................... F-3
   Consolidated Statements of Equity, Years Ended December 31, 2010,
     2009 and 2008.......................................................... F-5
   Consolidated Statements of Comprehensive Income (Loss),
     Years Ended December 31, 2010, 2009 and 2008........................... F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2010,
     2009 and 2008.......................................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of equity, of comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009 and for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2011

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                                                                                2010                2009
                                                                           ----------------    -----------------
                                                                                      (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value....................  $     29,057        $     27,470
   Mortgage loans on real estate.........................................         3,571               3,555
   Equity real estate, held for the production of income.................           140                  98
   Policy loans..........................................................         3,581               3,617
   Other equity investments..............................................         1,618               1,562
   Trading securities...................................................            506                 485
   Other invested assets.................................................         1,413               1,483
                                                                           ----------------    -----------------
     Total investments...................................................        39,886              38,270
Cash and cash equivalents................................................         2,155               1,792
Cash and securities segregated, at fair value............................         1,110                 986
Broker-dealer related receivables........................................         1,389               1,088
Deferred policy acquisition costs........................................         8,383               7,745
Goodwill and other intangible assets, net................................         3,702               3,676
Amounts due from reinsurers..............................................         3,252               3,028
Loans to affiliates......................................................         1,045               1,048
Other assets.............................................................        10,220               8,255
Separate Accounts' assets................................................        92,014              84,016
                                                                           ----------------    -----------------

TOTAL ASSETS.............................................................  $    163,156        $    149,904
                                                                           ================    =================

LIABILITIES
Policyholders' account balances..........................................  $     24,654        $     24,107
Future policy benefits and other policyholders liabilities...............        18,965              17,727
Broker-dealer related payables...........................................           369                 279
Customers related payables...............................................         1,770               1,431
Amounts due to reinsurers................................................            75                  81
Short-term and long-term debt............................................           425                 449
Loans from affiliates....................................................         1,325               1,325
Income taxes payable.....................................................         4,315               3,357
Other liabilities........................................................         3,075               3,002
Separate Accounts' liabilities...........................................        92,014              84,016
                                                                           ----------------    -----------------
     Total liabilities...................................................       146,987             135,774
                                                                           ----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2 million shares authorized,
     issued and outstanding..............................................             2                   2
   Capital in excess of par value........................................         5,593               5,583
   Retained earnings.....................................................         8,085               6,312
   Accumulated other comprehensive income (loss).........................          (629)             (1,036)
                                                                           ----------------    -----------------
   Total AXA Equitable's equity..........................................        13,051              10,861
                                                                           ----------------    -----------------
Noncontrolling interest..................................................         3,118               3,269
                                                                           ----------------    -----------------
     Total equity........................................................        16,169              14,130
                                                                           ----------------    -----------------

TOTAL LIABILITIES AND EQUITY.............................................  $    163,156        $    149,904
                                                                           ================    =================


                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                   2010              2009               2008
                                                             -----------------  ----------------   ----------------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income........................................  $      3,067       $      2,918       $     2,952
Premiums  .................................................           530                431               759
Net investment income (loss):
   Investment income (loss) from
     derivative instruments................................          (284)            (3,079)            7,302
   Other investment income.................................         2,260              2,099             1,752
                                                             -----------------  ----------------   ----------------
       Total net investment income (loss)..................         1,976               (980)            9,054
Investment gains (losses), net:
   Total other-than-temporary impairment losses............          (300)              (169)             (286)
   Portion of loss recognized in other
     comprehensive income (loss)...........................            18                  6                 -
                                                             -----------------  ----------------   ----------------
       Net impairment losses recognized....................          (282)              (163)             (286)
   Other investment gains (losses), net....................            98                217               (53)
                                                             -----------------  ----------------   ----------------
         Total investment gains (losses), net..............          (184)                54              (339)
Commissions, fees and other income.........................         3,702              3,385             4,549
  Increase (decrease)  in fair value of
   reinsurance contracts...................................         2,350             (2,566)            1,567
                                                             -----------------  ----------------   ----------------
   Total revenues..........................................        11,441              3,242            18,542
                                                             -----------------  ----------------   ----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits....................................         3,082              1,298             4,702
Interest credited to policyholders' account balances.......           950              1,004             1,065
Compensation and benefits..................................         1,953              1,859             1,990
Commissions................................................         1,044              1,033             1,437
Distribution related payments..............................           287                234               308
Amortization of deferred sales commissions.................            47                 55                79
Interest expense...........................................           106                107                52
Amortization of deferred policy acquisition costs..........           168                115             3,485
Capitalization of deferred policy acquisition costs........          (916)              (975)           (1,394)
Rent expense...............................................           244                258               247
Amortization of other intangible assets....................            23                 24                24
Other operating costs and expenses.........................         1,438              1,309             1,161
                                                             -----------------  ----------------   ----------------
      Total benefits and other deductions..................         8,426              6,321            13,156
                                                             -----------------  ----------------   ----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (CONTINUED)

                                                                     2010              2009               2008
                                                                ----------------  ----------------   ----------------
                                                                                   (IN MILLIONS)
 Earnings (loss)  from continuing operations,
   before income taxes......................................    $     3,015       $     (3,079)      $     5,386
Income tax (expense) benefit................................           (707)             1,272            (1,691)
                                                                ----------------  ----------------   ----------------

Earnings (loss)  from continuing operations,
   net of income taxes......................................          2,308             (1,807)            3,695
Earnings (loss) from discontinued operations,
   net of income taxes......................................              -                  3                (5)
Gains (losses) on disposal of discontinued operations,
   net of income taxes......................................              -                  -                 6
                                                                ----------------  ----------------   ----------------

Net earnings (loss).........................................          2,308             (1,804)            3,696
   Less: net earnings (loss) attributable to
     noncontrolling interest................................           (235)              (359)             (470)
                                                                ----------------  ----------------   ----------------

Net Earnings (Loss) Attributable to AXA Equitable...........    $     2,073       $     (2,163)      $     3,226
                                                                ================  ================   ================


Amounts attributable to AXA Equitable:
   Earnings (loss) earnings from continuing operations,
     net of income taxes....................................    $     2,073       $     (2,166)      $     3,225
   Earnings (loss) from discontinued operations,
     net of income taxes....................................              -                  3                (5)
   Gains (losses) on disposal of discontinued operations,
     net of income taxes....................................              -                  -                 6
                                                                ----------------  ----------------   ----------------
Net Earnings (Loss).........................................    $     2,073       $     (2,163)      $     3,226
                                                                ================  ================   ================










                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                      2010               2009              2008
                                                                 ----------------   ----------------  ----------------
                                                                                    (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year........ $         2        $         2       $          2
                                                                 ----------------   ----------------  ----------------

   Capital in excess of par value, beginning of year............       5,583              5,184              5,265
   Sale of AllianceBernstein Units to noncontrolling interest...           -                (54)                 -
   Changes in capital in excess of par value....................          10                453                (81)
                                                                 ----------------   ----------------  ----------------
   Capital in excess of par value, end of year..................       5,593              5,583              5,184
                                                                 ----------------   ----------------  ----------------

   Retained earnings, beginning of year.........................       6,312              8,413              5,187
   Net earnings (loss) attributable to AXA Equitable............       2,073             (2,163)             3,226
   Stockholder dividends........................................        (300)                 -                  -
   Impact of implementing new accounting guidance,
     net of taxes...............................................           -                 62                  -
                                                                 ----------------   ----------------  ----------------
   Retained earnings, end of year...............................       8,085              6,312              8,413
                                                                 ----------------   ----------------  ----------------

   Accumulated other comprehensive income (loss),
     beginning of year..........................................      (1,036)            (2,236)              (268)
   Impact of implementing new accounting guidance,
     net of taxes ..............................................           -                (62)                 -
   Other comprehensive income (loss) attributable to
     AXA Equitable..............................................         407              1,262             (1,968)
                                                                 ----------------   ----------------  ----------------
   Accumulated other comprehensive income (loss), end of year...        (629)            (1,036)            (2,236)
                                                                 ----------------   ----------------  ----------------

     AXA EQUITABLE'S EQUITY, END OF YEAR........................      13,051             10,861             11,363
                                                                 ----------------   ----------------  ----------------

   Noncontrolling interest, beginning of year...................       3,269              2,897              2,479
   Net earnings (loss) attributable to noncontrolling interest..         235                359                470
   Other comprehensive income (loss)
     attributable to noncontrolling interest....................          (7)                66                (70)
   Purchase of AllianceBernstein Units by
     noncontrolling interest....................................           5                  -                  8
   Repurchase of AllianceBernstein Holding units................        (148)                 -                  -
   Purchase of AB Put...........................................           -                135                496
   Dividends paid to noncontrolling interest....................        (357)              (320)              (563)
   Capital contributions........................................           -                  -                 13
   Other changes in noncontrolling interest.....................         121                132                 64
                                                                 ----------------   ----------------  ----------------

     Noncontrolling interest, end of year.......................       3,118              3,269              2,897
                                                                 ----------------   ----------------  ----------------

TOTAL EQUITY, END OF YEAR....................................... $    16,169        $    14,130       $     14,260
                                                                 ================   ================  ================









                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                      2010               2009              2008
                                                                 ----------------   ----------------  ----------------
                                                                                    (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................................. $     2,308        $    (1,804)      $      3,696
                                                                 ----------------   ----------------  ----------------

Other comprehensive income (loss), net of income taxes:

Change in unrealized gains (losses), net of
   reclassification adjustment..................................         440              1,331             (1,445)
Defined benefit plans:
   Net gain (loss) arising during year..........................        (121)               (65)              (620)
   Prior service cost arising during year.......................           -                  -                  -
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included
       in net periodic cost.....................................          82                 65                 31
     Amortization of net prior service credit
       included in net periodic cost............................          (1)                (3)                (4)
     Amortization of net transition asset.......................           -                  -                  -
                                                                 ----------------   ----------------  ----------------
       Other comprehensive income (loss) - defined
         benefit plans..........................................         (40)                (3)              (593)
                                                                 ----------------   ----------------  ----------------

Total other comprehensive income (loss), net of income taxes....         400              1,328             (2,038)
                                                                 ----------------   ----------------  ----------------

Comprehensive income (loss).....................................       2,708               (476)             1,658
                                                                 ----------------   ----------------  ----------------

   Less: Comprehensive (income) loss attributable to
     noncontrolling interest....................................        (228)              (425)              (400)
                                                                 ----------------   ----------------  ----------------

Comprehensive Income (Loss) Attributable to AXA Equitable....... $     2,480        $      (901)      $      1,258
                                                                 ================   ================  ================













                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008


                                                                    2010               2009               2008
                                                               ----------------   ----------------  -----------------
                                                                                   (IN MILLIONS)
Net earnings (loss).........................................   $      2,308       $    (1,804)      $      3,696
Adjustments to reconcile net earnings (loss) to net cash

  provided by operating activities:
  Interest credited to policyholders' account balances......            950             1,004              1,065
  Universal life and investment-type product
     policy fee income......................................         (3,067)           (2,918)            (2,952)
  Net change in broker-dealer and customer related
     receivables/payables...................................            125            (1,353)               619
  (Income) loss related to derivative instruments...........            284             3,079             (7,302)
  Change in reinsurance recoverable with affiliate..........           (233)            1,486             (6,352)
  Investment (gains) losses, net............................            184               (54)               339
  Change in segregated cash and securities, net.............           (124)            1,587               (203)
  Change in deferred policy acquisition costs...............           (747)             (860)             2,091
  Change in future policy benefits..........................          1,136              (755)             2,398
  Change in income taxes payable............................            720            (1,223)             1,135
  Contribution to pension plans.............................           (202)              (32)               (36)
  Real Estate asset write-off charge........................             26                 3                  -
  Change in fair value of contracts.........................         (2,350)            2,566             (1,567)
  Amortization of deferred compensation.....................            178                88                 75
  Amortization of deferred sales commissions................             47                55                 79
  Amortization of reinsurance cost..........................            274               318                 11
  Other depreciation and amortization.......................            161               156                140
  Amortization of other intangible..........................             23                24                 24
  (Gains) losses on disposal of discontinued operations.....              -                 -                 (6)
  Other, net................................................            313                50               (161)
                                                               ----------------   ----------------  -----------------

Net cash provided by (used in) operating activities.........              6             1,417             (6,907)
                                                               ----------------   ----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate..........................          2,753             2,058              1,728
  Sales of investments......................................          3,398             6,737                796
  Sale of AXA Equitable Life and Annuity....................              -                 -                 61
  Purchases of investments..................................         (7,068)           (8,995)            (2,107)
  Cash settlements related to derivative instruments........           (651)           (2,564)             5,337
  Change in short-term investments..........................            (53)              140                 29
  Decrease in loans to affiliates...........................              3                 1                  -
  Increase in loans to affiliates...........................              -              (250)                 -
  Change in capitalized software, leasehold improvements
     and EDP equipment .....................................            (62)             (120)              (163)
  Other, net................................................            (25)                9                155
                                                               ----------------   ----------------  -----------------

Net cash provided by (used in) investing activities.........         (1,705)           (2,984)             5,836
                                                               ----------------   ----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (CONTINUED)

                                                                   2010              2009               2008
                                                             -----------------  ----------------   ----------------
                                                                                 (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
    Deposits................................................  $     3,187        $     3,395        $    4,385
    Withdrawals and transfers to Separate Accounts..........         (483)            (2,161)           (2,603)
  Change in short-term financings...........................          (24)               (36)             (498)
  Change in collateralized pledged liabilities..............         (270)               126               569
  Change in collateralized pledged assets...................          533               (632)                -
  Proceeds from loans from affiliates.......................            -                  -             1,000
  Capital contribution......................................            -                439                 -
  Shareholder dividends paid................................         (300)                 -                 -
  Repurchase of AllianceBernstein Holding units.............         (235)                 -                 -
  Distribution to noncontrolling interest in
     consolidated subsidiaries..............................         (357)              (320)             (563)
  Other, net................................................           11                145                11
                                                             -----------------  ----------------   ----------------

Net cash provided by (used in) financing activities.........        2,062                956             2,301
                                                             -----------------  ----------------   ----------------

Change in cash and cash equivalents.........................          363               (611)            1,230
Cash and cash equivalents, beginning of year................        1,792              2,403             1,173
                                                             -----------------  ----------------   ----------------

Cash and Cash Equivalents, End of Year......................  $     2,155        $     1,792        $    2,403
                                                             =================  ================   ================

Supplemental cash flow information:
  Interest Paid.............................................  $        19        $        17        $       34
                                                             =================  ================   ================
  Income Taxes (Refunded) Paid..............................  $       (27)       $        44        $      257
                                                             =================  ================   ================











                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  1) ORGANIZATION

     AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

     The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

     Insurance
     ---------

     The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

     The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

     Investment Management
     ---------------------

     The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investment trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing retail clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, servicing private clients, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and (d) Bernstein Research Services servicing institutional investors seeking research, portfolio analysis, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

     AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

     On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

     On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in Alliance-Bernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

     In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding units, AXA Financial Group and the Company's Capital in excess of par value decreased by $93 million and $65 million, respectively, net of applicable taxes with respective increases in Noncontrolling interests of $93 million and $65 million.

     AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2010, AllianceBernstein purchased 8.8 million Holding units for $226 million, reflecting open-market purchases of
     7.4 million Holding units for $195 million and the remainder primarily relating to employee tax withholding purchases. AllianceBernstein intends to continue to engage in open-market purchases of Holding units, from time to time, to help fund anticipated obligations under its incentive compensation award program.

     AllianceBernstein granted 13.1 million restricted Holding unit awards to employees during 2010. To fund these awards, AB Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million previously repurchased Holding units held in the consolidated rabbi trust. There were approximately 30,000 unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2010. The purchase of Holding units and issuance of Holding units resulted in a decrease of $19 million in Capital excess of par value with a corresponding $19 million increase in Noncontrolling interest.

     At December 31, 2010 and December 31, 2009, the Company's economic interest in AllianceBernstein was 35.5% and 35.9%, respectively. At December 31, 2010, and December 31, 2009, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 61.4% and 62.1%.

2)   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation and Principles of Consolidation
     -----------------------------------------------------

     The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

    The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

    At December 31, 2010 and 2009, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2010 and 2009, respectively, as reported in the consolidated balance sheet, these investments included $0 million and $0 million of fixed maturities (collateralized debt and loan obligations) and $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2010 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

    Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

    AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

    At December 31, 2010, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $25 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

    All significant intercompany transactions and balances have been eliminated in consolidation. The years "2010," "2009" and "2008" refer to the years ended December 31, 2010, 2009 and 2008, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

    Accounting Changes
    ------------------

    In January 2010, the FASB issued new guidance for accounting and reporting for decreases in ownership of a subsidiary. This guidance clarifies the scope of a decrease in ownership provisions for consolidations and expands the disclosures about the deconsolidation of a subsidiary or derecognition of a group of assets within the scope of consolidation. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

    In March 2010, the FASB issued new guidance to eliminate the scope exception for embedded credit derivatives in beneficial interests in securitized financial assets, such as asset-backed securities, credit-linked notes, and collateralized loan and debt obligations, except for those created solely by subordination. This guidance provides clarification and related additional examples to improve financial reporting by resolving potential ambiguity about the extent of the embedded credit derivative scope exception. This guidance was effective for the first interim reporting period beginning after June 15, 2010. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

    In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes," were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Troubled debt restructurings effective date will be determined upon coordination with the guidance for determining what constitutes a troubled debt restructuring. Currently the new troubled debt restructuring disclosure is anticipated to be effective for the first interim or annual period beginning on or after June 15, 2011. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

    Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:

        o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to

        o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

     As a result, total equity at December 31, 2008 increased by $2,897 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,897 million as a result of the elimination of minority interest. Additionally, for the year 2008, earnings (loss) from continuing operations, net of income taxes increased by $470 million and net earnings
     (loss) attributable to the noncontrolling interest increased by $470 million.

     Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:

        o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;

        o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and

        o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

     Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

     The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income (loss) ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

     As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

     Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2010 and 2009 reflected increases of $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses) net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income (loss) for all periods subsequent to implementation of this guidance. In addition,
     Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

     Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have a material impact on the Company's consolidated results of operations or financial position. At December 31, 2010 and 2009, the fair value of the Company's CMBS portfolio was $1,104 million and $1,490 million, respectively.

     On June 12, 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and required additional disclosures about an entity's involvement with VIEs. The guidance removed the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, required a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

     Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

     Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefits ("GMIB") reinsurance asset, resulting in an increase in net income of $69 million, related to an increase in the fair value of the GMIB reinsurance asset of $211 million, offset by increased DAC amortization of $105 million and increased Federal income taxes of $37 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

     On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a material impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

     Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the OTTI assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,311 million and $931 million, respectively, at December 31, 2010 and $1,631 million and $1,155 million, respectively, at December 31, 2009 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

     New Accounting Pronouncements
     -----------------------------

     In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance is effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

     In April 2010, the FASB issued guidance on how investments held through Separate Accounts affect an insurer's consolidation analysis of those investments. This guidance clarifies that insurers would not be required in their evaluation of whether to consolidate investments to combine their General Account interest with the Separate Accounts in the same investment, unless the Separate Account interest is held for the benefit of a related party policyholder. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 with early adoption permitted with changes to be applied retroactively. Management does not expect the implementation of this guidance will have a material impact on the Company's consolidated financial statements.

     Also issued by the FASB in April 2010 was new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance is effective for the first interim reporting period beginning after December 15, 2010. Implementation of this guidance is not expected to have a material effect on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

     In October 2010, the FASB issued new guidance for accounting for costs associated with acquiring or renewing insurance contracts, which amends current accounting guidance for insurance companies, to address which costs related to the acquisition of new or renewal insurance contracts qualify for deferral. The guidance allows insurance entities to defer costs related to the acquisition of new or renewal insurance contracts that are:

        o incremental direct costs of the contract acquisition (i.e., would not have been incurred had the acquisition activity not occurred),
        o a portion of the employee's compensation and fringe benefits related to certain activities for successful contract acquisitions, or
        o direct-response advertising costs as defined in current accounting guidance for capitalized advertising costs.

     An insurance entity would expense as incurred all other costs related to the acquisition of new or renewal insurance contracts. The amendments in the guidance are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, and can be applied either prospectively or retrospectively. Early application is permitted at the beginning of an entity's annual reporting period. Management is currently evaluating the impact of adoption, however, management expects the direct and incremental costs that can be deferred under the new guidance are expected to be significantly reduced from what is deferred today. The new guidance is expected to be adopted as of January 1, 2012, with retrospective adoption being considered.

     Closed Block
     ------------

     As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

     The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

     If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

     Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed

     Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

     Investments
     -----------

     The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

     The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

     The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

     If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

     Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

     Policy loans are stated at unpaid principal balances.

     Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the

     Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

     Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

     Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

     Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2010 and 2009, the carrying value of COLI was $787 million and $720 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

     Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

     Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

     All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

     Valuation Allowances for Mortgage Loans:
     ---------------------------------------

     For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

        o Loan-to-value ratio - Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

        o Debt service coverage ratio - Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

        o Occupancy - Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

        o Lease expirations - The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

        o Maturity - Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

        o Borrower/tenant related issues - Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

        o Payment status - current vs. delinquent - A history of delinquent payments may be a cause for concern.

        o Property condition - Significant deferred maintenance observed during Lender's annual site inspections.

        o Other - Any other factors such as current economic conditions may call into question the performance of the loan.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

     Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

     For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2010 and 2009, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $0 million for commercial and $3 million and $0 million for agricultural, respectively.

     Derivatives
     -----------

     The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), GMIB and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

     A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, variance swaps and swaptions as well as repurchase agreement transactions. For both GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

     GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

     In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, in fourth quarter 2008 and continuing into 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. A majority of this protection expired in first quarter 2010, but a portion of the equity market protection extends into 2011. During 2010, the Company had in place an anticipatory hedge program to protect against declining interest rates with respect to projected variable annuity sales. Also during 2010, a significant portion of exposure to realized interest rate volatility was hedged through the purchase of swaptions with initial maturities between 6 months and 10 years. Beginning in fourth quarter 2010, the Company purchased swaptions to initiate a hedge of its General Account duration and convexity gap resulting from minimum crediting rates on interest sensitive and annuity business.

     Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors and swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

     AXA Equitable also uses interest rate swaps to reduce exposure to interest rate fluctuations on certain of its long-term loans from affiliates. The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2010 and December 31, 2009, respectively, the Company held $512 million and $695 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

     At December 31, 2010, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $223 million. At December 31, 2010, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year and 30-year U.S. Treasury Notes, having initial margin requirements of $60 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $13 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2010 are exchange-traded and net settled daily in cash.

     Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

     Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2010, and December 31, 2009, respectively, were $84 million and $598 million, for which the Company had posted collateral of $99 million and $632 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2010, the Company would not have been required to post material collateral to its counterparties.

     Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized
     ---------------------------------------------------------------------------
     Investment Gains (Losses)
     -------------------------

     Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

     Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

     Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments
   -----------------------------------------

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1        Quoted prices for identical instruments in active markets.
                  Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
   Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
   Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     At December 31, 2010 and 2009, respectively, investments classified as Level 1 comprise approximately 74.2% and 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

     At December 31, 2010 and 2009, respectively, investments classified as Level 2 comprise approximately 24.3% and 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

     Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2010, and December 31, 2009, respectively, approximately $1,726 million and $1,678 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

     As disclosed in Note 3, at December 31, 2010 and 2009, respectively, the net fair value of freestanding derivative positions is approximately $540 million and $169 million or approximately 38.2% and 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

     The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $3 million at December 31, 2010 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2010.

     At December 31, 2010 and 2009, respectively, investments classified as Level 3 comprise approximately 1.5% and 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2010 and 2009, respectively, were approximately $277 million and $366 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,251 million and $1,707 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2010 and 2009, respectively. Prior to fourth quarter 2008, pricing of these CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2010, the Company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

     Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $19 million at December 31, 2010 to recognize incremental counterparty non-performance risk.

     The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2010.

     Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2010 and 2009, no assets were required to be measured at fair value on a non-recurring basis.

     Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2010 and 2009.

     Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

     Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

     The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

     Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

     Recognition of Insurance Income and Related Expenses
     ----------------------------------------------------

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     DAC
     ---

     Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     For universal life and investment-type contracts, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

     A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the fees earned, costs incurred associated with the GMDB and GMIB features related to the variable annuity contracts, as well as other sources of profit. This applies to variable life policies to a lesser degree. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned and decrease the costs incurred associated with the GMDB and GMIB features related to the variable annuity contracts, resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

     In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2010, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9% (6.72% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations were 15% (12.72% net of product weighted average Separate Account fees) and 0% (-2.28% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions and parameters are subject to change only when management's long-term expectation changes.

     If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2010, current projections of future average gross market returns assume a 0% annualized return for the next seven quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% in eleven quarters.

     At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks; related to these products would be recognized in current earnings (loss) while the related reserves do not fully and immediately reflect the immediate impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for Accumulator(R) products, subject to loss recognition testing.

     In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

     For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2010, the average rate of assumed investment yields, excluding policy loans, was 6% grading to 5.5% over 5 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

     For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

     Contractholder Bonus Interest Credits
     -------------------------------------

     Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

     Policyholders' Account Balances and Future Policy Benefits
     ----------------------------------------------------------

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

     AXA Equitable issues or has issued certain variable annuity products with GMDB and GWBL features. AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

     For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 10.7% for annuity liabilities.

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

     Policyholders' Dividends
     ------------------------

     The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

     At December 31, 2010, participating policies, including those in the Closed Block, represent approximately 7.5% ($25 billion) of directly written life insurance in-force, net of amounts ceded.

     Separate Accounts
     -----------------

     Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

     The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2010, 2009 and 2008, investment results of such Separate Accounts were gains (losses) of $10,117 million, $15,465 million and $(33,913) million, respectively.

     Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

     The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

     Recognition of Investment Management Revenues and Related Expenses
     ------------------------------------------------------------------

     Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

     Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2010 was not impaired.

     AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

     Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2010. These assumptions are updated periodically.Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

     Goodwill and Other Intangible Assets
     ------------------------------------

     Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2010 impairment testing performed as of December 31, 2010, management determined that goodwill was not impaired.

     Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

     Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2010.

     Other Accounting Policies
     -------------------------

     Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

     AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     Discontinued operations include real estate held-for-sale.

     Real estate investments meeting the following criteria are classified as real estate held-for-sale:

        o Management having the authority to approve the action commits the organization to a plan to sell the property.

        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

     Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

     At December 31, 2010 and 2009, AXA Equitable did not have any real estate held-for-sale. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2010 were not significant.

3)   INVESTMENTS

     Fixed Maturities and Equity Securities
     --------------------------------------

     The following table provides information relating to fixed maturities and equity securities classified as AFS:


                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION


                                                            GROSS              GROSS
                                        AMORTIZED         UNREALIZED        UNREALIZED                             OTTI
                                           COST             GAINS             LOSSES          FAIR VALUE        IN AOCI (3)
                                     ----------------- ----------------- ------------------ ---------------- ------------------
                                                                           (IN MILLIONS)
DECEMBER 31, 2010:
------------------
Fixed maturities:
    Corporate....................... $      20,494      $     1,348      $         110      $    21,732      $           -
    U.S. Treasury, government
     and agency(4)..................         1,986               18                 88            1,916                  -
    States and
     political subdivisions.........           516               11                 16              511                  -
    Foreign governments.............           502               59                  1              560                  -
    Commercial mortgage-backed......         1,473                5                375            1,103                 19
    Residential mortgage-backed (1).         1,601               67                  -            1,668                  -
    Asset-backed (2) ...............           245               13                 12              246                  7
    Redeemable preferred stock......         1,364               23                 66            1,321                  -
                                     ----------------- ----------------- ------------------ ---------------- ------------------
     Total Fixed Maturities.........        28,181            1,544                668           29,057                 26

Equity securities...................            26                -                  3               23                  -
                                     ----------------- ----------------- ------------------ ---------------- ------------------

Total at December 31, 2010.......... $      28,207      $     1,544      $         671      $    29,080      $          26
                                     ================= ================= ================== ================ ==================

December 31, 2009
-----------------
Fixed maturities:
    Corporate....................... $      19,438      $       991      $         235      $    20,194                  1
    U.S. Treasury, government
     and agency.....................         1,830               13                153            1,690                  -
    States and
     political subdivisions.........           389                7                 14              382                  -
    Foreign governments.............           270               32                  -              302                  -
    Commercial mortgage-backed......         1,980                2                492            1,490                  2
    Residential mortgage-backed (1).         1,605               46                  1            1,650                  -
    Asset-backed (2) ...............           278               11                 21              268                  8
    Redeemable preferred stock......         1,707                9                222            1,494                  -
                                     ----------------- ----------------- ------------------ -----------------------------------
     Total Fixed Maturities.........        27,497            1,111              1,138           27,470                 11

Equity securities...................            44               10                  -               54                  -
                                     ----------------- ----------------- ------------------ -----------------------------------

Total at December 31, 2009.......... $      27,541      $     1,121      $       1,138      $    27,524      $          11
                                     ================= ================= ================== ===================================


     (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
     (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
     (3) Amounts represent OTTI losses in AOCI, which were not included in earnings in accordance with current accounting guidance.
     (4) Reflects $122 million of amortized cost of FDIC insured bonds that were reported as Corporate in 2009 and moved to U.S. Treasury, government and agency in 2010.

     At December 31, 2010 and 2009, respectively, the Company had trading fixed maturities with an amortized cost of $207 million and $115 million and carrying values of $208 million and $126 million. Gross unrealized gains on trading fixed maturities were $3 million and $12 million and gross unrealized losses were $2 million and $1 million for 2010 and 2009, respectively.

     The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2010 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2010

                                                                 AMORTIZED
                                                                   COST            FAIR VALUE
                                                              ----------------   ----------------
                                                                        (IN MILLIONS)
Due in one year or less.....................................   $    2,234         $    2,265
Due in years two through five...............................        8,210              8,721
Due in years six through ten................................        8,612              9,155
Due after ten years.........................................        4,442              4,578
                                                              ----------------   ----------------
    Subtotal................................................       23,498             24,719
Commercial mortgage-backed securities.......................        1,473              1,103
Residential mortgage-backed securities......................        1,601              1,668
Asset-backed securities.....................................          245                246
                                                              ----------------   ----------------
Total     ..................................................   $   26,817         $   27,736
                                                              ================   ================

The Company recognized OTTI on AFS fixed maturities as follows:


                                                                      December 31,
                                                  ------------------------------------------------------
                                                        2010              2009               2008
                                                  -----------------  ----------------  -----------------
                                                                      (IN MILLIONS)
 Credit losses recognized in earnings (loss) (1).. $     (282)        $    (168)        $     (286)
 Non-credit losses recognized in OCI..............        (18)               (6)                 -
                                                  -----------------  ----------------  -----------------
 Total OTTI....................................... $     (300)        $    (174)        $     (286)
                                                  =================  ================  =================

 (1) During 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

     The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS


                                                                                                 2010              2009
                                                                                            --------------- -------------------
                                                                                                      (IN MILLIONS)
Balances at January 1, 2010 and March 31, 2009, respectively.............................    $     (146)     $         -
Cumulative adjustment related to implementing new accounting guidance on April 1, 2009...             -             (122)
Impact of consolidation of Wind-Up Annuities business....................................             -               (6)
Previously recognized impairments on securities that matured, paid, prepaid or sold......            99              146
Recognized impairments on securities impaired to fair value this period (1)..............            (6)              (3)
Impairments recognized this period on securities not previously impaired.................          (268)            (143)
Additional impairments this period on securities previously impaired.....................            (8)             (22)
Increases due to passage of time on previously recorded credit losses....................             -                -
Accretion of previously recognized impairments due to increases in expected cash flows...             -                -
                                                                                            --------------- -------------------
Balances at December 31,.................................................................    $     (329)     $      (150)
                                                                                            =============== ===================


   (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

     Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                                                         DECEMBER 31,
                                                                              -----------------------------------
                                                                                   2010               2009
                                                                              ----------------  -----------------
                                                                                        (IN MILLIONS)
      AFS Securities:
        Fixed maturities:
          With OTTI losses...................................................  $       (16)      $       (11)
          All other..........................................................          892               (16)
        Equity securities....................................................           (3)               10
                                                                              ----------------  -----------------
      Net Unrealized Gains (Losses)..........................................  $       873       $       (17)
                                                                              ================  =================

     Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                       AOCI GAIN
                                             NET                                                    DEFERRED            (LOSS)
                                          UNREALIZED                                                 INCOME         RELATED TO NET
                                            GAINS                                                     TAX             UNREALIZED
                                         (LOSSES) ON                          POLICYHOLDERS          ASSET            INVESTMENT
                                         INVESTMENTS            DAC            LIABILITIES         (LIABILITY)      GAINS (LOSSES)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2010..............  $      (11)        $          6      $           -       $          2       $         (3)
Net investment gains (losses)
  arising during the period...........           3                    -                  -                  -                  3
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..           9                    -                  -                  -                  9
     Excluded from Net
       earnings (loss) (1)............         (17)                   -                  -                  -                (17)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                   (3)                 -                  -                 (3)
     Deferred income taxes............           -                    -                  -                  2                  2
     Policyholders liabilities........           -                    -                  2                  -                  2
                                        ---------------    --------------    ----------------    ---------------    ----------------
Balance, December 31, 2010............  $      (16)        $          3      $           2       $          4       $         (7)
                                        ===============    ==============    ================    ===============    ================

    (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings
         (loss) for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI


                                                                                                                       AOCI GAIN
                                             NET                                                    DEFERRED            (LOSS)
                                          UNREALIZED                                                 INCOME         RELATED TO NET
                                            GAINS                                                     TAX             UNREALIZED
                                         (LOSSES) ON                          POLICYHOLDERS          ASSET            INVESTMENT
                                         INVESTMENTS            DAC            LIABILITIES        (LIABILITY)       GAINS (LOSSES)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2010..............  $       (6)        $        (29)     $           -       $         (3)      $        (38)
Net investment gains (losses)
  arising during the period...........         680                    -                  -                  -                680
Reclassification adjustment for OTTI
   losses:
     Included in Net earnings (loss)..         198                    -                  -                  -                198
     Excluded from Net
       earnings (loss) (1)............          17                    -                  -                  -                 17
Impact of net unrealized investment
   gains (losses) on:
     DAC..............................           -                 (106)                 -                  -               (106)
     Deferred income taxes............           -                    -                  -               (220)              (220)
     Policyholders liabilities........           -                    -               (121)                 -               (121)
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2010............  $      889         $       (135)     $        (121)      $       (223)      $        410
                                        ==============     =============     ===============     ==============     ===============

   (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.


       Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses


                                                                                                                       AOCI Gain
                                             Net                                                    Deferred            (Loss)
                                          Unrealized                                                 Income         Related to Net
                                            Gains                                                     Tax             Unrealized
                                         (Losses) on                          Policyholders          Asset            Investment
                                         Investments            DAC            Liabilities         (Liability)      Gains (Losses)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (In Millions)
Balance, January 1, 2009..............  $        -         $          -      $           -       $          -       $          -
Cumulative impact of implementing
  new guidance........................          (7)                   1                  -                  2                 (4)
Net investment gains (losses)
  arising during the period...........         (21)                   -                  -                  -                (21)
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..          22                    -                  -                  -                 22
     Excluded from Net
       earnings (loss) (1)............         (5)                   -                  -                  -                 (5)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                    5                  -                  -                  5
     Deferred income taxes............           -                    -                  -                  -                  -
     Policyholders liabilities........           -                    -                  -                  -                  -
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2009............  $      (11)        $          6      $           -       $          2       $         (3)
                                        ==============     =============     ===============     ==============     ===============


  (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

           All Other Net Unrealized Investment Gains (Losses) in AOCI


                                                                                                                         AOCI
                                             Net                                                    Deferred            (Loss)
                                          Unrealized                                                 Income         Related to Net
                                            Gains                                                     Tax             Unrealized
                                         (Losses) on                          Policyholders          Asset            Investment
                                         Investments            DAC            Liabilities        (Liability)       Gains (Losses)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (In Millions)
Balance, January 1, 2009..............  $   (2,385)        $        554      $           -       $       681        $   (1,150)
Cumulative impact of implementing
  new guidance........................        (108)                  19                  -                31               (58)
Net investment gains (losses)
  arising during the period...........       2,657                    -                  -                 -             2,657
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..        (115)                   -                  -                 -              (115)
     Excluded from Net
       earnings (loss) (1)............           5                    -                  -                 -                 5
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                 (602)                 -                 -              (602)
     Deferred income taxes............           -                    -                  -              (715)             (715)
     Policyholders liabilities........           -                    -                  -                 -                 -
Impact of consolidation of
     Wind-up Annuities business.......         (60)                   -                  -                 -               (60)
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2009............  $       (6)        $        (29)     $           -       $        (3)       $      (38)
                                        ==============     =============     ===============     ==============     ===============

   (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

     The following tables disclose the fair values and gross unrealized losses of the 550 issues at December 31, 2010 and the 744 issues at December 31, 2009 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:


                                                              DECEMBER 31, 2010
                           -----------------------------------------------------------------------------------------
                                LESS THAN 12 MONTHS          12 MONTHS OR LONGER                  TOTAL
                           --------------------------- ------------------------------ ------------------------------
                                              GROSS                        GROSS                         GROSS
                                            UNREALIZED                   UNREALIZED                    UNREALIZED
                             FAIR VALUE       LOSSES      FAIR VALUE       LOSSES       FAIR VALUE       LOSSES
                           ------------- ------------- --------------- ------------- --------------- ---------------
                                                                (IN MILLIONS)
  Fixed maturities:
    Corporate............. $     1,999    $      (68)    $      394    $       (42)   $    2,393     $     (110)
    U.S. Treasury,
      government and
      agency..............         820           (42)           171            (46)          991            (88)
    States and political
      subdivisions........         225            (9)            33             (7)          258            (16)
    Foreign governments...          77            (1)            10              -            87             (1)
    Commercial
      mortgage-backed.....          46            (3)           936           (372)          982           (375)
    Residential
      mortgage-backed.....         157             -              2              -           159              -
    Asset-backed..........          23             -             65            (12)           88            (12)
    Redeemable
      preferred stock.....         345            (7)           689            (59)        1,034            (66)
                           ------------   ------------   -----------   ------------   ------------   ------------

   Total.................. $     3,692    $     (130)    $    2,300    $      (538)   $    5,992     $     (668)
                           ============   ============   ===========   ============   ============   ============

                                                             December 31, 2009
                          -----------------------------------------------------------------------------------------
                            Less Than 12 Months (1)       12 Months or Longer (1)                Total
                          ----------------------------  ----------------------------  -----------------------------
                                             Gross                        Gross                         Gross
                                          Unrealized                    Unrealized                    Unrealized
                            Fair Value      Losses       Fair Value       Losses       Fair Value       Losses
                          -------------- -------------  ------------- --------------  ------------- ---------------
                                                               (In Millions)

Fixed maturities:
  Corporate.............  $     2,043    $      (54)    $    2,023    $     (181)    $    4,066     $     (235)
  U.S. Treasury,
    government and
    agency..............        1,592          (152)             -             -          1,592           (152)
  States and political
    subdivisions........          210           (10)            23            (4)           233            (14)
  Foreign governments...           41             -              5             -             46              -
  Commercial mortgage-
     backed.............           34           (16)         1,349          (476)         1,383           (492)
  Residential mortgage-
     backed.............           54             -              2             -             56              -
  Asset-backed..........           48            (9)            69           (13)           117            (22)
  Redeemable
    preferred stock.....           51            (7)         1,283          (216)         1,334           (223)
                          ------------   ------------   ------------  -------------  -------------  ---------------

Total...................  $     4,073    $     (248)    $    4,754    $     (890)    $    8,827     $   (1,138)
                          ============   ============   ============  =============  =============  ===============

    (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance.

     The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of .35% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2010 and 2009 were $142 million and $150 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2010 and 2009, respectively, approximately $2,303 million and $2,212 million, or 8% and 8%, of the $28,181 million and $27,497 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $361 million and $456 million at December 31, 2010 and 2009, respectively.

     The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2010 and 2009, respectively, the Company owned $30 million and $37 million in RMBS backed by subprime residential mortgage loans, and $17 million and $23 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

     At December 31, 2010, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $26 million.

     For 2010, 2009 and 2008, respectively, investment income is shown net of investment expenses of $60 million, $77 million and $101 million.

     At December 31, 2010 and 2009, respectively, the amortized cost of the Company's trading account securities was $482 million and $332 million with respective fair values of $506 million and $485 million. Also at December 31, 2010 and 2009, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $42 million and $38 million and costs of $41 million and $35 million as well as other equity securities with carrying values of $23 million and $54 million and costs of $26 million and $44 million.

     In 2010, 2009 and 2008, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $39 million, $133 million and $(388) million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings
     (loss).

     Mortgage Loans
     --------------

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $0 million and $0 million at December 31, 2010 and 2009, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $0 million and $0 million in 2010, 2009 and 2008, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $0 million and $0 million in 2010, 2009 and 2008, respectively.

     Valuation Allowances for Mortgage Loans:
     ----------------------------------------

     Allowance for credit losses for mortgage loans in 2010 are as follows:


                                                                                  MORTGAGE LOANS
                                                               -----------------------------------------------------
                                                                 COMMERCIAL         AGRICULTURAL          TOTAL
                                                               ---------------     ---------------     -------------
ALLOWANCE FOR CREDIT LOSSES:                                                        (IN MILLIONS)
Beginning balance, January 1............................       $          -       $          -        $          -
      Charge-offs.......................................                  -                  -                   -
      Recoveries........................................                  -                  -                   -
      Provision.........................................                 18                  -                  18
                                                               --------------     --------------      --------------
Ending Balance, December 31.............................       $         18       $          -                  18
                                                               ==============     ==============      ==============

Ending Balance, December 31:
      Individually Evaluated for Impairment.............       $         18       $          -        $         18
                                                               ==============     ==============      ==============

      Collectively Evaluated for Impairment.............       $          -       $          -        $          -
                                                               ==============     ==============      ==============

      Loans Acquired with Deteriorated
         Credit Quality.................................       $          -       $          -        $          -
                                                               ==============     ==============      ==============


     Investment valuation allowances for mortgage loans and changes for 2009 and 2008 follow:

                                                                   2009              2008
                                                             -----------------  ----------------
                                                                       (In Millions)
       Balances, beginning of year.......................    $         -        $         1
       Additions charged to income.......................              -                  -
       Deductions for writedowns and
         asset dispositions..............................              -                 (1)
                                                             -----------------  ----------------
       Balances, End of Year.............................    $         -        $         -
                                                             =================  ================

       Balances, end of year comprise:
         Mortgage loans on real estate...................    $         -        $         -
                                                             -----------------  ----------------
       Total    .........................................    $         -        $         -
                                                             =================  ================

     The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following table provides information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2010.

        MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2010
                          DEBT SERVICE COVERAGE RATIO

                                                        COMMERCIAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $      59   $       -  $      -    $      52  $       -   $       -  $     111
   50% - 70%.............               32         109        111         467         55           -        774
   70% - 90%.............              194          35        406         402        124          50      1,211
   90% plus..............                -           -         87          24        402          61        574
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Commercial
   Mortgage Loans........        $     285   $     144  $     604   $     945  $     581   $     111  $   2,670
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                       AGRICULTURAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $     155   $      80  $     162   $     243  $     186   $       5  $     831
   50% - 70%.............               52          13        134         150        107          24        480
   70% - 90%.............                -           -          -           -          -           -          -
   90% plus..............                -           -          -           -          3           -          3
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Agricultural
   Mortgage Loans........        $     207   $      93  $     296   $     393  $     296   $      29  $   1,314
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------

                                                           TOTAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $     214   $      80  $     162   $     295  $     186   $       5  $     942
   50% - 70%.............               84         122        245         617        162          24      1,254
   70% - 90%.............              194          35        406         402        124          50      1,211
   90% plus..............                -           -         87          24        405          61        577
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Mortgage Loans.....        $     492   $     237  $     900   $   1,338  $     877   $     140  $   3,984
                                 =========   =========  =========   =========  =========   =========  =========

  (1) The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.

  (2) The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

     The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2010.


                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                                                        RECORDED
                                                              GREATER                                                  INVESTMENT
                                                                THAN                                      TOTAL         > 90 DAYS
                                     30-59         60-89         90                                     FINANCING          AND
                                      DAYS         DAYS         DAYS       TOTAL           CURRENT     RECEIVABLES      ACCRUING
                                  ----------    ----------   ---------   ----------       ----------    ----------      ---------
                                                                            (IN MILLIONS)
Total Mortgage Loans:
    Commercial ............       $        -    $        -   $       -   $        -       $    2,670    $    2,670      $       -
    Agricultural...........                -             -           5            5            1,309         1,314              3
                                  ----------    ----------   ---------   ----------       ----------    ----------      ---------
TOTAL......................       $        -    $        -   $       5   $        5       $    3,979    $    3,984      $       3
                                  ==========    ==========   =========   ==========       ==========    ===========     =========


    The following table provides information regarding impaired loans at December 31, 2010:


                            IMPAIRED MORTGAGE LOANS

                                                  UNPAID                       AVERAGE        INTEREST
                                  RECORDED      PRINCIPAL       RELATED        RECORDED        INCOME
                                  INVESTMENT     BALANCE       ALLOWANCE      INVESTMENT     RECOGNIZED
                                  ----------    ---------      ---------      ----------     ----------
                                                               (IN MILLIONS)
With no related
  allowance recorded:
  Commercial mortgage
    loans- other...........       $        -    $       -      $       -      $        -     $        -
  Agricultural mortgage
    loans..................                3            3              -               -              -
                                  ----------    ---------      ---------      ----------     ----------
TOTAL......................       $        3    $       3      $       -      $        -     $        -
                                  ==========    =========      =========      ==========     ==========

With related
  allowance recorded:
  Commercial mortgage
    loans- other...........       $      122    $     122      $     (18)     $       24     $        2
  Agricultural mortgage
    loans..................                -            -              -               -              -
                                  ----------    ---------      ---------      ----------     ----------
TOTAL......................       $      122    $     122      $     (18)     $       24     $        2
                                  ==========    =========      =========      ==========     ==========

     During 2009 and 2008, respectively, the Company's average recorded investment in impaired mortgage loans was $0 million and $8 million. Interest income recognized on these impaired mortgage loans totaled $0 million and $1 million for 2009 and 2008 respectively.

     There were no impaired mortgage loans with the related investment valuation allowances at December 31, 2009.

     Equity Real Estate
     ------------------

     The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2010 and 2009, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2010, 2009 and 2008 no real estate was acquired in satisfaction of debt.

     Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2010 and 2009, respectively. Depreciation expense on real estate totaled $0 million, $8 million and $18 million for 2010, 2009 and 2008, respectively.

     At December 31, 2010 and 2009, AXA Equitable's equity real estate portfolio had no valuation allowances.

     Equity Method Investments
     -------------------------

     Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,459 million and $1,308 million, respectively, at December 31, 2010 and 2009. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $131 million and $91 million, respectively, at December 31, 2010 and 2009. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $173 million, $(78) million and $(58) million, respectively, for 2010, 2009 and 2008.

     Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater (3 and 3 individual ventures at December 31, 2010 and 2009, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:


                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       BALANCE SHEETS
       Investments in real estate, at depreciated cost.....................   $      557        $       547
       Investments in securities, generally at fair value..................           40                 34
       Cash and cash equivalents...........................................            4                 20
       Other assets........................................................           62                  1
                                                                             ----------------  -----------------
       Total Assets........................................................   $      663        $       602
                                                                             ================  =================

       Borrowed funds - third party........................................   $      299        $       310
       Other liabilities...................................................            7                 15
                                                                             ----------------  -----------------
       Total liabilities...................................................          306                325
                                                                             ----------------  -----------------

       Partners' capital...................................................          357                277
                                                                             ----------------  -----------------
       Total Liabilities and Partners' Capital.............................   $      663        $       602
                                                                             ================  =================

       The Company's Carrying Value in
         Those Entities Included Above.....................................   $      196        $       155
                                                                             ================  =================

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       STATEMENTS OF EARNINGS (LOSS)
       Revenues of real estate joint ventures............  $     110          $       30        $        60
       Net revenues of other limited partnership
         interests.........................................        3                  (5)                 -
       Interest expense - third party....................        (22)                 (7)               (14)
       Other expenses....................................        (59)                (17)               (37)
                                                          ----------------   ----------------  -----------------
       Net Earnings (Loss)...............................  $      32          $        1        $         9
                                                          ================   ================  =================

       The Company's Equity in Net Earnings (Loss) of
         Those Entities Included Above................... $       18         $         2       $         12
                                                          ================   ================  =================

     Derivatives
     -----------

     The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.


                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                     FAIR VALUE
                                                         ----------------------------------    GAINS (LOSSES)
                                          NOTIONAL            ASSET            LIABILITY       REPORTED IN NET
                                           AMOUNT          DERIVATIVES        DERIVATIVES      EARNINGS (LOSS)
                                        ------------       -----------        -----------      ---------------
                                                                      (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts (1):
   Futures........................      $      3,772       $          -       $          -     $        (815)
   Swaps..........................               734                  -                 27               (79)
   Options........................             1,070                  5                  1               (49)

Interest rate contracts (1):
   Floors.........................             9,000                326                  -               157
   Swaps      ....................             5,352                201                134               250
   Futures    ....................             5,151                  -                  -               289
   Swaptions  ....................             4,479                171                  -               (38)

Other freestanding contracts (1,4):
   Foreign currency Contracts.....               133                  -                  1                 1
                                                                                               ---------------
   NET INVESTMENT INCOME (LOSS)...                                                                      (284)
                                                                                               ---------------


EMBEDDED DERIVATIVES:
GMIB reinsurance contracts (2)....                 -              4,606                  -             2,350

GWBL and other features (3).......                 -                  -                 38                17
                                        ------------       ------------       ------------     ---------------
Balances, Dec. 31, 2010...........      $     29,691       $      5,309       $        201     $       2,083
                                        ============       ============       ============     ===============


     (1) Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
     (2)  Reported in Other assets in the consolidated balance sheets.
     (3)  Reported in Future policy benefits and other policyholder liabilities.
     (4)  Reported in Commissions, fees and other income.

                       Derivative Instruments by Category
                   At or For the Year Ended December 31, 2009


                                                                   Fair Value
                                                         --------------------------------      Gains (Losses)
                                                                               Liability       Reported In Net
                                       Notional Amount   Asset Derivatives    Derivatives      Earnings (Loss)
                                       ---------------   -----------------    -----------      ---------------
                                                                     (In Millions)
Freestanding derivatives:
Equity contracts(1):
   Futures........................      $      3,399       $          -       $          -      $     (1,142)
   Swaps..........................               801                  1                 19              (271)
   Options........................            11,650                920              1,139              (818)

Interest rate contracts (1):
   Floors.........................            15,000                300                  -              (128)
   Swaps..........................             2,100                 86                 25              (178)
   Futures........................             3,791                  -                  -              (526)
   Swaptions......................             1,200                 44                  -               (17)

Other freestanding contracts (2):.                 -                  -                  -                 -

                                                                                                ------------
   Net investment income (loss)                                                                       (3,080)
                                                                                                ------------
Embedded derivatives:
GMIB reinsurance contracts (2)....                 -              2,256                  -            (2,566)

GWBL and other features (3).......                 -                  -                 55               218
                                        ------------       ------------       ------------      ------------
Balances, Dec. 31, 2009...........      $     37,941       $      3,607       $      1,238      $     (5,428)
                                        ============       ============       ============      ============

     (1)  Reported in Other invested assets in the consolidated balance sheets.
     (2)  Reported in Other assets in the consolidated balance sheets.
     (3)  Reported in Future policy benefits and other policyholder liabilities.

4)   GOODWILL AND OTHER INTANGIBLE ASSETS

     The carrying value of goodwill related to AllianceBernstein totaled $3,456 million and $3,410 million at December 31, 2010 and 2009, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2010 and 2009 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

     The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2010, the impairment test indicated that goodwill was not impaired.

     The gross carrying amount of AllianceBernstein related intangible assets were $559 million and $555 million at December 31, 2010 and 2009, respectively and the accumulated amortization of these intangible assets were $313 million and $289 million at December 31, 2010 and 2009, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $24 million and $24 million for 2010, 2009 and 2008, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2010, management determined that these intangible assets were not impaired.

     On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of a $14 million cash payment, $3 million of assumed liabilities and $32 million of contingent consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill.

     At December 31, 2010 and 2009, respectively, net deferred sales commissions totaled $76 million and $90 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2010 net asset balance for each of the next five years is $34 million, $20 million, $15 million, $6 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2010, AllianceBernstein determined that the deferred sales commission asset was not impaired.

     If market conditions deteriorate significantly and securities valuations remain depressed for prolonged periods of time, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2010 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings (loss).

5)  CLOSED BLOCKS

    Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                            DECEMBER 31,
                                                                                -------------------------------------
                                                                                      2010                2009
                                                                                -----------------    ----------------
                                                                                           (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other...    $     8,272          $    8,412
        Policyholder dividend obligation....................................            119                   -
        Other liabilities...................................................            142                  70
                                                                                -----------------    ----------------
        Total Closed Block liabilities......................................          8,533               8,482
                                                                                -----------------    ----------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
          cost of $5,416 and $5,575)........................................          5,605               5,631
        Mortgage loans on real estate.......................................            981               1,029
        Policy loans........................................................          1,119               1,158
        Cash and other invested assets......................................            281                  68
        Other assets........................................................            245                 264
                                                                                -----------------    ----------------
        Total assets designated to the Closed Block.........................          8,231               8,150
                                                                                -----------------    ----------------

        Excess of Closed Block liabilities over assets designated to
          the Closed Block..................................................            302                 332

        Amounts included in accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses) net of deferred income tax (expense) benefit of $(28) and $(23) and policyholder
             dividend obligation of $(119) and $0...........................             53                  44
                                                                                -----------------    ----------------

        Maximum Future Earnings To Be Recognized From Closed Block
          Assets and Liabilities............................................    $       355          $      376
                                                                                =================    ================

       AXA Equitable's Closed Block revenues and expenses follow:

                                                                 2010              2009              2008
                                                            ----------------  ----------------  ----------------
                                                                               (IN MILLIONS)

        REVENUES:
        Premiums and other income.......................... $     365         $     382          $     393
        Investment income (loss) (net of investment
           expenses of $0, $1, and $0).....................       468               482                496
        Investment gains (losses), net:
           Total OTTI losses...............................       (31)              (10)               (46)
            Portion of loss recognized in
              other comprehensive income (loss)............         1                 -                  -
                                                            ---------------- -----------------  ----------------
                Net impairment losses recognized...........       (30)              (10)               (46)
            Other investment gains (losses), net...........         7                 -                 (2)
                                                            ---------------- -----------------  ----------------
                Total investment gains (losses), net.......       (23)              (10)               (48)
                                                            ---------------- -----------------  ----------------
        Total revenues.....................................       810               854                841
                                                            ---------------- -----------------  ----------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends..............       776               812                819
        Other operating costs and expenses.................         2                 2                  7
                                                            ---------------- -----------------  ----------------
        Total benefits and other deductions................       778               814                826
                                                            ---------------- -----------------  ----------------

        Net revenues, before income taxes..................        32                40                 15
        Income tax (expense) benefit.......................       (11)              (14)                (5)
                                                            ---------------- -----------------  ----------------
        Net Revenues....................................... $      21         $      26          $      10
                                                            ================ =================  ================

     A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                                                       DECEMBER 31,
                                                                           -------------------------------------
                                                                                 2010               2009
                                                                           -----------------  ------------------
                                                                                      (IN MILLIONS)
      Balances, beginning of year.........................................  $         -        $        -
      Unrealized investment gains (losses)................................          119                 -
                                                                           -----------------  ------------------
      Balances, End of year...............................................  $       119        $        -
                                                                           =================  ==================

     Impaired mortgage loans along with the related investment valuation allowances follows:


                                                                                     DECEMBER 31,
                                                                          ------------------------------------
                                                                               2010                2009
                                                                          ----------------    ----------------
                                                                                     (IN MILLIONS)

      Impaired mortgage loans with investment valuation allowances....    $        62         $         -
      Impaired mortgage loans without investment valuation allowances.              3                   -
                                                                          ----------------    ----------------
      Recorded investment in impaired mortgage loans..................             65                   -
      Investment valuation allowances.................................             (7)                  -
                                                                          ----------------    ----------------
      Net Impaired Mortgage Loans.....................................    $        58         $         -
                                                                          ================    ================

     During 2010, 2009 and 2008, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $13 million, $0 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1 million, $0 million and $0 million for 2010, 2009 and 2008, respectively.

     Valuation allowances on mortgage loans at December 31, 2010 and 2009 were $7 million and $0 million, respectively. Writedowns of fixed maturities were $30 million, $10 million and $46 million for 2010, 2009 and 2008, respectively.

6)   CONTRACTHOLDER BONUS INTEREST CREDITS

     Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                                        DECEMBER 31,
                                                                             ------------------------------------
                                                                                  2010               2009
                                                                             ----------------  ------------------
                                                                                        (IN MILLIONS)

       Balance, beginning of year..........................................   $    795          $     808
       Contractholder bonus interest credits deferred .....................         39                 61
       Amortization charged to income .....................................        (62)               (74)
                                                                             ----------------  ------------------
       Balance, End of Year ...............................................   $    772          $     795
                                                                             ================  ==================

7)   FAIR VALUE DISCLOSURES

     Assets and liabilities are measured at fair value on a recurring basis and are summarized below:


                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2010

                                                   LEVEL 1            LEVEL 2            LEVEL 3              TOTAL
                                                ---------------    ---------------    ---------------    ----------------
                                                                             (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities, available-for-sale:
      Corporate..........................       $         7        $     21,405       $        320       $     21,732
      U.S. Treasury, government
        and agency.......................                 -               1,916                  -              1,916
      States and political subdivisions..                 -                 462                 49                511
      Foreign governments................                 -                 539                 21                560
      Commercial mortgage-backed.........                 -                   -              1,103              1,103
      Residential mortgage-backed (1)....                 -               1,668                  -              1,668
      Asset-backed (2)...................                 -                  98                148                246
      Redeemable preferred stock.........               207               1,112                  2              1,321
                                                --------------     --------------     --------------     ---------------
        Subtotal.........................               214              27,200              1,643             29,057
                                                --------------     --------------     --------------     ---------------
   Other equity investments..............                53                   -                 13                 66
   Trading securities....................               425                  81                  -                506
   Other invested assets:
      Short-term investments.............                 -                 148                  -                148
      Swaps..............................                 -                  40                  -                 40
      Futures............................                 -                   -                  -                  -
      Options............................                 -                   4                  -                  4
      Floors.............................                 -                 326                  -                326
      Swaptions..........................                 -                 171                  -                171
                                                --------------     --------------     --------------     ---------------
        Subtotal.........................                 -                 689                  -                689
                                                --------------     --------------     --------------     ---------------
Cash equivalents.........................             1,693                   -                  -              1,693
Segregated securities....................                 -               1,110                  -              1,110
GMIB reinsurance contracts...............                 -                   -              4,606              4,606
Separate Accounts' assets................            89,647               2,160                207             92,014
                                                --------------     --------------     --------------     ---------------
        Total Assets.....................       $    92,032        $      31,240      $      6,469       $    129,741
                                                ==============     ==============     ==============     ===============
LIABILITIES
GWBL and other features' liability.......       $         -        $           -      $         38       $         38
                                                --------------     --------------     --------------     ---------------
        Total Liabilities................       $         -        $           -      $         38       $         38
                                                ==============     ==============     ==============     ===============

          (1) Includes publicly traded agency pass-through securities and collateralized obligations.
          (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2009


                                               Level 1            Level 2            Level 3             Total
                                           ----------------   ----------------    ---------------   ----------------
                                                                        (In Millions)
Assets
Investments:
 Fixed maturities, available-for-sale:
    Corporate........................      $         -        $     19,728        $       466       $     20,194
    U.S. Treasury, government
      and agency.....................                -               1,690                  -              1,690
    States and political subdivisions                -                 334                 47                381
    Foreign governments..............                -                 281                 21                302
    Commercial mortgage-backed.......                -                   -              1,490              1,490
    Residential mortgage-backed (1)..                -               1,651                  -              1,651
    Asset-backed (2).................                -                  51                217                268
    Redeemable preferred stock.......              191               1,291                 12              1,494
                                           ---------------    ---------------     --------------    ---------------
      Subtotal.......................              191              25,026              2,253             27,470
 Other equity investments............               90                   -                  1                 91
 Trading securities..................              423                  61                  1                485
 Other invested assets...............                -                 (36)               300                264
Cash equivalents.....................            1,367                   -                  -              1,367
Segregated securities................                -                 986                  -                986
GMIB reinsurance contracts...........                -                   -              2,256              2,256
Separate Accounts' assets............           82,102               1,684                230             84,016
                                           ---------------    ---------------     --------------    ---------------
    Total Assets.....................      $    84,173        $      27,721       $     5,041       $    116,935
                                           ===============    ===============     ==============    ===============

Liabilities
GWBL and other features' liability...      $         -        $           -       $        55       $         55
                                           ---------------    ---------------     --------------    ---------------
    Total Liabilities................      $         -        $           -       $        55       $         55
                                           ===============    ===============     ==============    ===============

   (1) Includes publicly traded agency pass-through securities and collateralized obligations.
   (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

     In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

     The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2010 and 2009, respectively:


                                                      LEVEL 3 INSTRUMENTS
                                                    FAIR VALUE MEASUREMENTS
                                                         (IN MILLIONS)

                                                 U.S.
                                              TREASURY,    STATE AND                 COMMERCIAL      RESIDENTIAL
                                               GOVT AND    POLITICAL     FOREIGN      MORTGAGE-        MORTGAGE-       ASSET-
                                 CORPORATE      AGENCY   SUB-DIVISIONS    GOVTS        BACKED           BACKED         BACKED
                                 ---------    ---------  -------------  ---------    ----------      -----------     ---------
Balance, January 1, 2010....     $     466    $       -     $      47   $      21     $   1,490       $       -      $     217
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (loss) as:
    Net investment
      income (loss).........             4            -             -           -             2               -              -
    Investment gains
      (losses), net.........             6            -             -           -          (271)              -              1
    Increase (decrease) in
     the fair value of the
     reinsurance contracts..             -            -             -           -             -               -              -
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
      Subtotal..............            10            -             -           -          (269)              -              1
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
   Other comprehensive
    income (loss)...........             3            -             3           -           119               -             14
Purchases/issuances.........            22            -             -           -             -               -              -
Sales/settlements...........           (88)           -            (1)          -          (237)              -            (40)
Transfers into/out of
 Level 3 (2)................           (93)           -             -           -             -               -            (44)
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
Balance, Dec. 31, 2010......     $     320    $       -     $      49   $      21     $   1,103       $       -      $     148
                                 =========    =========   ===========   =========    ==========      ==========      =========


   (1)  Includes Trading Securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                         GWBL
                                         REDEEMABLE        OTHER             OTHER         GMIB           SEPARATE     AND OTHER
                                          PREFERRED        EQUITY           INVESTED    REINSURANCE       ACCOUNTS      FEATURES
                                           STOCK        INVESTMENTS(1)       ASSETS        ASSET           ASSETS      LIABILITY
                                         ----------     --------------     ----------   -----------      ----------    ----------
Balance, January 1, 2010............     $       12     $          2       $      300    $    2,256      $      230    $       55
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (loss) as:
    Net investment income (loss)....              -                -                -             -               -             -
    Investment gains (losses), net..              4                -                -             -             (22)            -
    Increase (decrease) in
     the fair value of the
     reinsurance contracts..........              -                -                -         2,150               -             -
    Policyholders' benefits.........              -                -                -             -               -           (34)
                                         ----------     ------------       ----------   -----------      ----------    ----------
      Subtotal......................              4                -                -         2,150             (22)          (34)
                                         ----------     ------------       ----------   -----------      ----------    ----------
   Other comprehensive
     income (loss)..................              -                -                -             -               -             -
Purchases/issuances.................              -                -                -           200               2            17
Sales/settlements...................            (14)              (2)               -             -              (8)            -
Transfers into/out of
 Level 3 (2)........................              -               13             (300)            -               5             -
                                         ----------     ------------       ----------   -----------      ----------    ----------
Balance, Dec. 31, 2010..............     $        2     $         13       $        -    $    4,606      $      207    $       38
                                         ==========     ============       ==========   ===========      ==========    ==========


   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                 U.S.                       State and        Commer-        Residen-
                                               Treasury,                    Political         cial            tial
                                               Govt and       Foreign          Sub-         Mortgage-       Mortgage       Asset-
                                Corporate       Agency         Govts        divisions        backed          backed        backed
                               -----------    ----------     ---------     -----------     ----------       --------       -------
Balance, January 1, 2009..     $       411    $       -      $      64     $        55     $    1,587       $      -       $   304
 Total gains (losses),
  realized and unrealized,
  included in:
  Earnings (Loss) as:
  Net investment
    income (loss).........               2            -              -               -              3              -            (1)
  Investment gains
   (losses), net..........             (40)           -              -               -            (24)             -           (20)
  Increase (decrease) in
   the fair value of the
   reinsurance contracts..               -            -              -               -              -              -             -
                               -----------    ----------     ---------     -----------     ----------       --------       -------
     Subtotal.............             (38)           -              -               -            (21)             -           (21)
                               -----------    ----------     ---------     -----------     ----------       --------       -------
 Other comprehensive
  income (loss)...........              14            -              3              (7)            49              -            20
Purchases/issuances......              107            -              1               -              -              -             -
Sales/settlements.........             (41)           -              -              (1)          (127)             -           (48)
Transfers into/out of
  Level 3 (2).............              13            -            (47)              -              2              -           (38)
                               -----------    ----------     ---------     -----------     ----------       --------       -------
Balance, Dec. 31, 2009....     $       466    $       -      $      21     $        47     $    1,490       $      -       $   217
                               ===========    ==========     =========     ===========     ==========       ========       =======

   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                  Redeem-                                                                                GWBL
                                   able             Other              Other           GMIB            Separate       and Other
                                 Preferred         Equity             Invested      Reinsurance         Accounts       Features
                                   Stock        Investments(1)         Assets          Asset             Assets       Liability
                                -----------     --------------      ------------    -----------       -----------     ----------
Balance, January 1, 2009....    $         2       $       2          $      547      $    4,822        $      334      $    273
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (Loss) as:
  Net investment
    income (loss) ..........              -               -                (357)              -                 -             -
  Investment gains
   (losses), net............            (45)              -                   -               -               (95)            -
  Increase (decrease)
   in the fair value of the
   reinsurance contracts....              -               -                   -          (2,746)                -             -
  Policyholders' benefits...              -               -                   -               -                 -          (230)
                                -----------     -------------        -----------     -----------       -----------    -----------
     Subtotal...............            (45)              -                (357)         (2,746)              (95)         (230)
                                -----------     -------------        -----------     -----------       -----------    -----------
 Other comprehensive
  income (loss).............             34               -                   -               -                 -             -
Purchases/issuances.........              -               -                   -             180                 1            12
Sales/settlements...........              -              (1)                110               -                (7)            -
Transfers into/out of
  Level 3 (2)...............             21               1                   -               -                (3)            -
                                -----------     -------------        -----------     -----------       -----------    -----------
Balance, Dec. 31, 2009......    $        12       $       2          $      300      $    2,256        $      230      $     55
                                ===========     =============        ===========     ===========       ===========    ===========

   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

    The table below details changes in unrealized gains (losses) for 2010 and 2009 by category for Level 3 assets still held at December 31, 2010 and 2009, respectively:

                                                         EARNINGS (LOSS)
                                        --------------------------------------------------
                                                                              INCREASE
                                            NET           INVESTMENT       (DECREASE) IN
                                         INVESTMENT          GAINS         FAIR VALUE OF                             POLICY-
                                           INCOME          (LOSSES),        REINSURANCE                             HOLDERS'
                                           (LOSS)             NET            CONTRACTS             OCI              BENEFITS
                                        -------------    --------------    ---------------    ---------------    ----------------
                                                                             (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2010
STILL HELD AT DECEMBER 31, 2010:
   Change in unrealized
   gains (losses):
     Fixed maturities,
      available-for-sale:
        Corporate...................    $      -         $       -         $        -         $       10         $           -
        U.S. Treasury, government
          and agency................           -                 -                  -                  -                     -
        State and political
          subdivisions..............           -                 -                  -                  2                     -
        Foreign governments.........           -                 -                  -                  1                     -
        Commercial
          mortgage-backed...........           -                 -                  -                 92                     -
        Residential
          mortgage-backed...........           -                 -                  -                  -                     -
        Asset-backed................           -                 -                  -                 13                     -
        Redeemable preferred stock..           -                 -                  -                  -                     -
                                        ------------     --------------    --------------     --------------     ---------------
            Subtotal................           -                 -                  -                118                     -
                                        ------------     --------------    --------------     --------------     ---------------
      Equity securities,
        available-for-sale..........           -                 -                  -                  -                     -
     Other equity investments.......           -                 -                  -                  -                     -
     Other invested assets..........           -                 -                  -                  -                     -
     Cash equivalents...............           -                 -                  -                  -                     -
     Segregated securities..........           -                 -                  -                  -                     -
     GMIB reinsurance contracts.....           -                 -              2,350                  -                     -
     Separate Accounts' assets......           -               (21)                 -                  -                     -
     GWBL and other
        features' liability.........           -                 -                  -                  -                    17
                                        ------------     --------------    --------------     --------------     ---------------
         Total......................    $      -         $     (21)        $    2,350         $      118         $          17
                                        ============     ==============    ==============     ==============     ===============

                                                        Earnings (Loss)
                                      ----------------------------------------------------
                                                                              Increase
                                            Net            Investment      (Decrease) in
                                        Investment           Gains         Fair Value of                             Policy-
                                          Income           (Losses),        Reinsurance                             holders'
                                          (Loss)              Net            Contracts             OCI              Benefits
                                      ----------------    -------------    ---------------    ---------------    ----------------
                                                                            (In Millions)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized
   gains (losses)
     Fixed maturities,
      available-for-sale:
        Corporate...................  $         -        $       -         $        -         $       (2)        $         -
        U.S. Treasury, government
          and agency................            -                -                  -                  -                   -
        State and political
          subdivisions..............            -                -                  -                 (7)                  -
        Foreign governments.........            -                -                  -                  2                   -
        Commercial
          mortgage-backed...........            -                -                  -                 37                   -
        Residential
          mortgage-backed...........            -                -                  -                  -                   -
        Asset-backed................            -                -                  -                  7                   -
        Redeemable preferred stock..            -                -                  -                 34                   -
                                      ----------------    -------------    ---------------    ---------------    ----------------
            Subtotal................            -                -                  -                 71                   -
                                      ----------------    -------------    ---------------    ---------------    ----------------
      Equity securities,
        available for sale..........            -                -                  -                  -                   -
     Other equity investments.......            -                -                  -                  -                   -
     Other invested assets..........         (247)               -                  -                  -                   -
     Cash equivalents...............            -                -                  -                  -                   -
     Segregated securities..........            -                -                  -                  -                   -
     GMIB reinsurance contracts.....            -                -             (2,566)                 -                   -
     Separate Accounts' assets......            -              (96)                 -                  -                   -
     GWBL and other
        features' liability.........            -                -                  -                  -                 218
                                      ----------------    -------------    ---------------    ---------------    ----------------
         Total......................  $      (247)        $    (96)        $   (2,566)        $       71         $       218
                                      ================    =============    ===============    ===============    ================

     The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented in the table below.


                                                                        DECEMBER 31,
                                              ------------------------------------------------------------------
                                                           2010                              2009
                                              --------------------------------  --------------------------------
                                                 CARRYING           FAIR           Carrying           Fair
                                                  VALUE            VALUE            Value            Value
                                              ---------------  ---------------  ---------------  ---------------
                                                                        (IN MILLIONS)

       Consolidated:
       -------------
         Mortgage loans on real estate.......  $    3,571       $    3,669       $    3,555       $   3,547
         Other limited partnership interests.       1,451            1,451            1,308           1,308
         Policyholders liabilities:
           Investment contracts..............       2,609            2,679            2,721           2,729
         Long-term debt......................         200              228              200             226
         Loans to affiliates.................       1,045            1,101            1,048           1,077
       Closed Blocks:
       --------------
         Mortgage loans on real estate.......  $      981       $    1,015       $    1,029       $   1,021
         Other equity investments............           1                1                2               2
         SCNILC liability....................           7                7                8               8



8)   GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

     A)  Variable Annuity Contracts - GMDB, GMIB and GWBL
         ------------------------------------------------

     The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

       o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

       o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

       o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

       o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or an annual reset; or

       o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

    The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:


                                                               GMDB               GMIB              TOTAL
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)

       Balance at January 1, 2008........................  $     253          $      310        $       563
         Paid guarantee benefits.........................        (73)                 (8)               (81)
         Other changes in reserve........................        801               1,678              2,479
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2008......................        981               1,980              2,961
         Paid guarantee benefits.........................       (249)                (58)              (307)
         Other changes in reserve........................        355                (364)                (9)
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2009......................      1,087               1,558              2,645
         Paid guarantee benefits.........................       (208)                (45)              (253)
         Other changes in reserve........................        386                 798              1,184
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2010......................  $   1,265          $    2,311        $     3,576
                                                          ================   ================  =================

      Related GMDB reinsurance ceded amounts were:

                                                               GMDB
                                                          ----------------
                                                           (IN MILLIONS)

       Balance at January 1, 2008........................  $      27
         Paid guarantee benefits.........................         (7)
         Other changes in reserve........................        307
                                                          ----------------
       Balance at December 31, 2008......................        327
         Paid guarantee benefits.........................        (86)
         Other changes in reserve........................        164
                                                          ----------------
       Balance at December 31, 2009......................        405
         Paid guarantee benefits.........................        (81)
         Other changes in reserve........................        209
                                                          ----------------
       Balance at December 31, 2010......................  $     533
                                                          ================

    The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

    The December 31, 2010 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:


                                                 RETURN
                                                   OF
                                                 PREMIUM        RATCHET        ROLL-UP          COMBO         TOTAL
                                             --------------  -------------  --------------  -------------  -------------
                                                                        (DOLLARS IN MILLIONS)
      GMDB:
      -----
        Account values invested in:
           General Account................    $   11,588     $     253       $      141    $       501    $    12,483
           Separate Accounts..............    $   29,171     $   7,591       $    4,263    $    34,802    $    75,827
        Net amount at risk, gross.........    $    1,114     $   1,071       $    2,607    $     9,999    $    14,791
        Net amount at risk, net of
           amounts reinsured..............    $    1,114     $     684       $    1,737    $     3,950    $     7,485
        Average attained age
            of contractholders............            50.0          62.7             67.8           63.2           53.8
        Percentage of contractholders
           over age 70....................             7.7%         26.0%            44.5%          26.0%          13.4%
        Range of contractually specified
           interest rates................           N/A            N/A            3%-6%         3%-6.5%       3%-6.5%

      GMIB:
      -----
        Account values invested in:
           General Account................          N/A            N/A       $       31    $       607    $       638
           Separate Accounts..............          N/A            N/A       $    2,862    $    47,430    $    50,292
        Net amount at risk, gross.........          N/A            N/A       $    1,314    $     1,330    $     2,644
        Net amount at risk, net of
           amounts reinsured..............          N/A            N/A       $      387    $       313    $       700
        Weighted average years remaining
           until annuitization............          N/A            N/A                 .7            6.1            5.7
        Range of contractually
           specified interest rates......           N/A            N/A            3%-6%         3%-6.5%       3%-6.5%


    The GWBL and other guaranteed benefits related liability not included above, were $38 million and $55 million at December 31, 2010 and 2009, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

     B) Separate Account Investments by Investment Category Underlying GMDB and
        -----------------------------------------------------------------------
        GMIB Features
        -------------

     The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:



              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       GMDB:
          Equity...........................................................   $     48,904      $      41,447
          Fixed income.....................................................          3,980              3,957
          Balanced.........................................................         22,230             20,940
          Other............................................................            713              2,246
                                                                             ----------------  -----------------
          Total............................................................   $     75,827      $      68,590
                                                                             ================  =================

       GMIB:
          Equity...........................................................   $     31,837      $      27,837
          Fixed income.....................................................          2,456              2,514
          Balanced.........................................................         15,629             15,351
          Other............................................................            370                618
                                                                             ----------------  -----------------
          Total............................................................   $     50,292      $      46,320
                                                                             ================  =================

     C) Hedging Programs for GMDB, GMIB and GWBL Features
        -------------------------------------------------

     Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative instruments, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, variance swaps and swaptions as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2010, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $39,377 million and $5,593 million, respectively, with the GMDB feature and $20,512 million and $320 million, respectively, with the GMIB feature.

     These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

     D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
        ------------------------------------------------------------------
        Guarantee
        ---------

     The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

     The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:


                                                              DIRECT           REINSURANCE
                                                             LIABILITY            CEDED               NET
                                                          ----------------   ----------------   ----------------
                                                                              (IN MILLIONS)

       Balance at January 1, 2008........................  $      135         $     (108)        $       27
          Other changes in reserves......................          68                (45)                23
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2008......................         203               (153)                50
          Other changes in reserves......................          52                (21)                31
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2009......................         255               (174)                81
          Other changes in reserves......................         120                (57)                63
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2010......................  $      375         $     (231)        $      144
                                                          ================   ================   ================


9)   REINSURANCE AGREEMENTS

     The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

     The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

     At December 31, 2010, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 42.9%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 73.5% of its current liability exposure resulting from the GMIB feature. See Note 8.

     Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2010 and 2009 were $4,606 million and $2,256 million, respectively. The increases (decreases) in estimated fair value were $2,350 million, $(2,566) million and $1,567 million for 2010, 2009 and 2008, respectively.

     At December 31, 2010 and 2009, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,332 million and $2,338 million of which $1,913 million and 2,077 million related to two specific reinsurers with AA-/A rating with the remainder of the reinsurers rated BBB and above. At December 31, 2010 and 2009, affiliated reinsurance recoverables related to insurance contracts amounted to $920 million and $690 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

     Reinsurance payables related to insurance contracts totaling $74 million and $80 million are included in other liabilities in the consolidated balance sheets at December 31, 2010 and 2009, respectively.

     The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $195 million and $207 million at December 31, 2010 and 2009, respectively.

     The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

     The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2010 and 2009 were $685 million and $648 million, respectively.

     The following table summarizes the effect of reinsurance:

                                                             2010               2009               2008
                                                        ----------------   ----------------  -----------------
                                                                            (IN MILLIONS)
     Direct premiums...................................  $     903          $      838        $       848
     Reinsurance assumed...............................        213                 202                194
     Reinsurance ceded.................................       (586)               (609)              (283)
                                                        ----------------   ----------------  -----------------
     Premiums .........................................  $     530          $      431        $       759
                                                        ================   ================  =================

     Universal Life and Investment-type Product
       Policy Fee Income Ceded.........................  $     210          $      197        $       169
                                                        ================   ================  =================
     Policyholders' Benefits Ceded.....................  $     536          $      485        $     1,222
                                                        ================   ================  =================
     Interest Credited to Policyholders' Account
       Balances Ceded..................................  $       -          $        -        $        33
                                                        ================   ================  =================

     Individual Disability Income and Major Medical
     ----------------------------------------------

     Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $90 million and $92 million at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, respectively, $1,622 million and $1,667 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:


                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Incurred benefits related to current year.........  $      30          $       38        $        36
       Incurred benefits related to prior years..........         10                   6                  4
                                                          ----------------   ----------------  -----------------
       Total Incurred Benefits...........................  $      40          $       44        $        40
                                                          ================   ================  =================

       Benefits paid related to current year.............  $      12          $       13        $        11
       Benefits paid related to prior years..............         30                  34                 29
                                                          ----------------   ----------------  -----------------
       Total Benefits Paid...............................  $      42          $       47        $        40
                                                          ================   ================  =================

10)    SHORT-TERM AND LONG-TERM DEBT

       Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                           -------------------------------------
                                                                                 2010                2009
                                                                           -----------------   -----------------
                                                                                      (IN MILLIONS)
       Short-term debt:
       AllianceBernstein commercial paper
         (with interest rates of 0.3% and 0.2%)...........................  $      225          $       249
                                                                           -----------------   -----------------
       Total short-term debt..............................................         225                  249
                                                                           -----------------   -----------------

       Long-term debt:
       AXA Equitable:
         Surplus Notes, 7.70%, due 2015...................................         200                  200
                                                                           -----------------   -----------------
       Total long-term debt...............................................         200                  200
                                                                           -----------------   -----------------

       Total Short-term and Long-term Debt................................  $      425          $       449
                                                                           =================   =================

     Short-term Debt
     -----------------

     AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($13 million, as of December 31, 2010). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2010, there were no outstanding borrowings from FHLBNY.

     On December 9, 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1.00 billion with SCB LLC as an additional borrower.

     The 2010 AB Credit Facility replaces AllianceBernstein's existing $1.95 billion of committed credit lines (comprised of two separate lines - a $1.00 billion committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

     The 2010 AB Credit Facility will be available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1.00 billion commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

     As of December 31, 2010 and 2009, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

     In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $125 million while three lines have no stated limit.

     Long-term Debt
     --------------

     At December 31, 2010, the Company was not in breach of any long-term debt covenants.

11)  RELATED PARTY TRANSACTIONS

     Loans to Affiliates
     -------------------

     In September 2007, AXA issued $650 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

     On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

     Loans from Affiliates
     ---------------------

     In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

     In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

     In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

     Other Transactions
     ------------------

     The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $59 million, $56 million and $76 million, respectively, for 2010, 2009 and 2008.

     In 2010, 2009 and 2008, respectively, the Company paid AXA Distribution and its subsidiaries $647 million, $634 million and $754 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $428 million, $402 million and $321 million, respectively, for their applicable share of operating expenses in 2010, 2009 and 2008, pursuant to the Agreements for Services.

     In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Bermuda, an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,893 million equal to the market value of the insurance liabilities assumed by AXA Financial (Bermuda) Ltd. ("AXA Bermuda") and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda manages the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,386 resulting in a cost of reinsurance of $3,507 million. The cost of this arrangement was deferred and is being amortized over the life of the underlying annuity contracts. Amortization of the cost was $274 million and $318 million in 2010 and 2009, respectively.

     Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2010, 2009 and 2008 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $0 million, $1 million and $0 million, respectively.

     AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2010, 2009 and 2008 totaled approximately $9 million, $8 million and $6 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $1 million, $1 million and $0 million, respectively.

     Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2010, 2009 and 2008 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $4 million, $5 million and $4 million, respectively. Premiums earned in 2010, 2009 and 2008 from MONY Life Insurance Company of America totaled approximately $0 million, $0 million and $1 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $1 million, $0 million and $12 million respectively. Premiums earned in 2010, 2009 and 2008 from US Financial Life Insurance Company totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $10 million, $4 million and $8 million, respectively.

     Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $160 million, $152 million and $158 million in 2010, 2009 and 2008, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $51 million, $50 million and $63 million in 2010, 2009 and 2008, respectively. The net receivable related to these contracts was approximately $9 million and $6 million at December 31, 2010 and 2009, respectively.

     Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                 2010              2009               2008
                                                           -----------------  ----------------  -----------------
                                                                               (IN MILLIONS)
        Investment advisory and services fees............   $       809        $       644       $       864
        Distribution revenues............................           339                277               378
        Other revenues - shareholder servicing fees......            93                 90                99
        Other revenues - other...........................             5                  7                 7
        Institutional research services..................             -                  1                 1

12)  EMPLOYEE BENEFIT PLANS

     The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering its qualifying employees (including certain qualified part-time employees), managers and financial professionals. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

     The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2010 due to the significant uncertainty and complexity of many aspects of the new law.

     Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

     For 2010, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $6 million and $196 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. The Company's (excluding AllianceBernstein) cash contributions during 2011 are estimated to be approximately $283 million. Alliance- Bernstein currently estimates that it will contribute $7 million to its pension plan during 2011.

     Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13 million, which was offset against existing deferred losses in AOCI. In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $4 million in fourth quarter 2008.

     Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Service cost......................................  $      37          $      38         $       42
       Interest cost.....................................        129                136                134
       Expected return on plan assets....................       (115)              (126)              (194)
       Curtailment gain..................................          -                  -                 (4)
       Net amortization..................................        125                 95                 43
       Plan amendments and additions.....................         13                  2                  -
                                                          ----------------   ----------------  -----------------
       Net Periodic Pension Expense......................  $     189          $     145         $       21
                                                          ================   ================  =================

     Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:


                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       Projected benefit obligation, beginning of year.....................   $    2,241        $     2,181
       Service cost........................................................           30                 30
       Interest cost.......................................................          129                136
       Actuarial (gains) losses............................................          171                 69
       Benefits paid.......................................................         (170)              (177)
       Plan amendments and additions.......................................           23                  2
                                                                             ----------------  -----------------
       Projected Benefit Obligation, End of Year...........................   $    2,424        $     2,241
                                                                             ================  =================

     The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                         DECEMBER 31,
                                                                               ----------------------------------
                                                                                    2010              2009
                                                                               ---------------   ----------------
                                                                                         (IN MILLIONS)
       Pension plan assets at fair value, beginning of year...................  $    1,406        $    1,460
       Actual return on plan assets...........................................         106               104
       Contributions..........................................................         202                32
       Benefits paid and fees.................................................        (185)             (190)
                                                                               ---------------   ----------------
       Pension plan assets at fair value, end of year.........................       1,529             1,406
       PBO....................................................................       2,424             2,241
                                                                               ---------------   ----------------
       Excess of PBO Over Pension Plan Assets.................................  $     (895)       $     (835)
                                                                               ===============   ================

     Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $895 million and $835 million at December 31, 2010 and 2009, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,424 million and $1,529 million, respectively, at December 31, 2010 and $2,241 million and $1,406 million, respectively, at December 31, 2009. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,391 million and $1,529 million, respectively, at December 31, 2010 and $2,206 million and $1,406 million, respectively, at December 31, 2009. The accumulated benefit obligation for all defined benefit pension plans were $2,391 million and $2,206 million at December 31, 2010 and 2009, respectively.

     The following table discloses the amounts included in AOCI at December 31, 2010 and 2009 that have not yet been recognized as components of net periodic pension cost:

                                                                                      DECEMBER 31,
                                                                         ---------------------------------------
                                                                               2010                 2009
                                                                         ------------------   ------------------
                                                                                     (IN MILLIONS)
       Unrecognized net actuarial (gain) loss ........................... $      1,554         $     1,493
       Unrecognized prior service cost (credit)..........................            8                   7
                                                                         ------------------   ------------------
            Total ....................................................... $      1,562         $     1,500
                                                                         ==================   ==================

     The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $144 million and $1 million, respectively.

     The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2010 and 2009:

                                                                                       DECEMBER 31,
                                                                         ---------------------------------------
                                                                                  2010               2009
                                                                         ------------------   ------------------
                                                                                       (IN MILLIONS)
       Fixed maturities................................................           48.5%               45.3%
       Equity securities...............................................           37.0                37.0
       Equity real estate..............................................           11.8                11.6
       Cash and short-term investments.................................            2.7                 6.1
                                                                         ------------------   ------------------
          Total .......................................................          100.0%              100.0%
                                                                         ==================   ==================

     The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the respective Investment Committees established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

     In 2010, AXA Equitable qualified pension plans continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded equity futures contracts, and exchange-traded funds that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

     The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2010 and 2009, respectively.


                                                 LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
       DECEMBER 31, 2010                     ---------------  ---------------  ---------------  ---------------
       ASSET CATEGORIES                                                 (IN MILLIONS)
       Fixed maturities:
         Corporate...........................  $        -       $      564       $        -       $     564
         US Treasury, government
           and agency........................           -              148                -             148
         States and political subdivisions...           -                9                -               9
         Foreign governments.................           -                -                -               -
         Commercial mortgage-backed..........           -                -                -               -
         Asset-backed........................           -                -                -               -
         Other structured debt...............           -                -                6               6
       Common and preferred equity...........         410                2                -             412
       Mutual funds..........................         115                -                -             115
       Hedge funds...........................           -                                 -               -
       Derivatives, net......................           1                6                -               7
       Private real estate investment funds..                            -               13              13
       Private investment trusts.............           -               51              163             214
       Commercial mortgages..................           -                -
       Cash and cash equivalents.............           6                2                -               8
       Short-term investments................           2               31                -              33
                                              ---------------  ---------------  ---------------  ---------------
         Total  .............................  $      534       $      813       $      182       $   1,529
                                              ===============  ===============  ===============  ===============

       December 31, 2009
       Asset Categories
       Fixed maturities:
         Corporate...........................  $        -       $      415       $        -       $      415
         US Treasury, government                        -
           and agency........................                          192                -              192
         States and political subdivisions...           -                9                -                9
         Foreign governments.................           -                -                -                -
         Commercial mortgage-backed..........           -                -                -                -
         Asset-backed........................           -                -                -                -
         Other structured debt...............           -                -                7                7
       Common and preferred equity...........         575                1                -              576
       Mutual funds..........................           5                -                -                5
       Hedge funds...........................           -                7                -                7
       Derivatives, net......................         (96)               -                -              (96)
       Private real estate investment funds..           -                -               12               12
       Private investment trusts.............           -               44              147              191
       Commercial mortgages..................           -                -                2                2
       Cash and cash equivalents.............          32                1                -               33
       Short-term investments................          29               24                -               53
                                              ---------------  ---------------  ---------------  ---------------
         Total...............................  $      545       $      693       $      168       $    1,406
                                              ===============  ===============  ===============  ===============

     At December 31, 2010, assets classified as Level 1, Level 2, and Level 3 comprise approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprised approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $163 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

     The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2010 and 2009, respectively.

                                                     PRIVATE REAL
                                                        ESTATE        PRIVATE
                                        FIXED         INVESTMENT     INVESTMENT    COMMERCIAL
                                     MATURITIES(1)       FUNDS         TRUSTS       MORTGAGES       TOTAL
                                     -------------   ------------    ----------    ----------     ----------
                                                                   (IN MILLIONS)
       Balance at
        December 31, 2009..........   $        7     $       12     $      147    $        2      $      168
       Actual return on Plan assets:
          Relating to assets still
           held at December 31, 2010          (1)             1             16             -              16
          Relating to assets sold
           during 2010..............           -              -              -             -               -
       Purchases, sales, issues and
        settlements, net...........            -              -              -            (2)             (2)
       Transfers into/
        out of Level 3.............            -              -              -             -               -
                                      ----------     ----------     ----------    ----------      ----------
       Balance at
        December 31, 2010..........   $        6     $       13     $      163    $        -      $      182
                                      ==========     ==========     ==========    ==========      ==========

       Balance at
        January 1, 2009............   $        6     $       15     $      224    $        2      $      247
       Actual return on Plan
        assets:
          Relating to assets still
           held at December 31, 2009           1             (3)           (77)            -             (79)
       Purchases, sales, issues and
        settlements, net...........            -              -              -             -               -
       Transfers into/
        out of Level 3.............            -              -              -             -               -
                                      ----------     ----------     ----------    ----------      ----------
       Balance at
        December 31, 2009..........   $        7     $       12     $      147    $        2      $      168
                                      ==========     ==========     ==========    ==========      ==========

     (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

     The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2010 and 2009 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2010 and 2009.


                                                                                 2010              2009
                                                                             ------------      ------------
       Discount rates:
         Benefit obligation.............................................         5.25%             6.00%
         Periodic cost..................................................         6.00%             6.50%

       Rates of compensation increase:
         Benefit obligation and periodic cost...........................         6.00%             6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost)...................................         6.75%             6.75%

     The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

     Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $14 million, $16 million and $17 million for 2010, 2009 and 2008, respectively.

     The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2011, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2010 and include benefits attributable to estimated future employee service.


                                                            PENSION
                                                            BENEFITS
                                                        -----------------
                                                          (IN MILLIONS)
                                                        -----------------

       2011...........................................  $       190
       2012...........................................          199
       2013...........................................          198
       2014...........................................          197
       2015...........................................          195
       Years 2016-2020................................          943

     AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of

     AllianceBernstein totaling $216 million, $221 million and $133 million for 2010, 2009 and 2008, respectively. As further described in Note 13, the cost of the 2010 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

13)  SHARE-BASED AND OTHER COMPENSATION PROGRAMS

     AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

     In first quarter 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

     For 2010, 2009 and 2008, respectively, the Company recognized compensation costs of $199 million, $78 million and $34 million for share-based payment arrangements as further described herein.

     Performance Units. On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction of two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

     On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Management Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2010, the expense associated with the March 19, 2010 grant of performance units was approximately $8 million.

     On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4 million and equity settlements of the remainder with approximately 46,615 AXA ADRs for aggregate value of approximately $1 million. The AXA ordinary shares are subject to non-transferability restriction for two years. These AXA ADRs were sourced from settlement on May 10, 2009 of a forward purchase contract entered into on September 26, 2007 by which AXA Financial took delivery of 78,000 shares for payment of approximately $4 million.

     On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance-related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2010 and 2009, the Company recognized compensation expense of approximately $9 million and $5 million in respect of the March 20, 2009 grant of performance units.

     On June 16, 2008, AXA Financial entered into a total return swap and a forward purchase contract on the AXA ADR to limit its price exposure on awards expected to vest on April 1, 2010 under the terms of the AXA Performance Unit Plan 2008. Terms of the swap agreement require quarterly payments by AXA Financial of a LIBOR-based spread in exchange for a total return payment on the AXA ADR based on 773,000 notional shares. The forward purchase contract requires AXA Financial to take delivery of 220,000 AXA ADRs on April 10, 2010 for payment of $33.7329 per share, or approximately $7 million. The forward purchase obligation has been recognized by AXA Financial Group in its consolidated balance sheets at December 31, 2009 as a direct reduction of capital in excess of par value and does not require adjustment in future periods for changes in value.

     On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $19 million and equity settlements of the remainder with approximately 153,494 AXA ADRs for aggregate value of approximately $6 million. The AXA ADRs has a non-transferability restriction for two years which expired in 2010. These AXA ADRs were sourced from settlement on March 31, 2008 of a forward purchase contract entered into on March 19, 2007, by which AXA Financial took delivery of 167,500 shares for payment of approximately $7 million.

     For 2010, 2009 and 2008, the Company recognized compensation costs of $16 million, $5 million and $6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2010 and 2009 was $38 million and $18 million, respectively. Approximately 2,209,314 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing the grant of March 19, 2010 for which cumulative average 2010-2011 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2009.

     Option Plans. On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the

     AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2010, the expense associated with the March 19, 2010 grant of options was approximately $3 million.

     On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan") was established, under which various types of Holding unit-based awards may be granted to its employees and independent directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30 million. The 2010 Plan also permits AllianceBernstein to award an additional 30 million Holding units if they acquire the Holding units on the open market or through private purchases. During 2010, AllianceBernstein granted 25,910 options to buy Holding units and 12 million restricted Holding units, net of forfeitures, under the 2010 Plan. As a result, Holding unit-based awards (including options) in respect of 48 million Holding units are available for grant as of December 31, 2010.

     On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $23 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding units generally vest ratably over a five year period.

     The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

     A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2010 follows:

                                                                  Options Outstanding
                          -----------------------------------------------------------------------------------------------------
                                AXA Ordinary Shares                  AXA ADRs (3)             AllianceBernstein Holding Units
                          --------------------------------- -------------------------------- ----------------------------------
                                              Weighted                          Weighted                          Weighted
                              Number          Average           Number          Average          Number           Average
                           Outstanding        Exercise        Outstanding       Exercise      Outstanding         Exercise
                          (In Millions)        Price         (In Millions)       Price       (In Millions)         Price
                          --------------- ----------------- ---------------- --------------- ---------------  -----------------
Options outstanding at
   January 1, 2010.......          15.0    (Euro)     23.75            10.9   $       19.95          12.1      $       41.79
Options granted..........           2.3    (Euro)     14.98             -     $        -               .4      $       27.52
Options exercised........           -      (Euro)         -             (.6)  $       16.69           (.5)     $       17.05
Options forfeited, net...          (1.0)   (Euro)     26.80             (.3)  $       27.10          (1.0)     $       46.68
Options expired..........           -                                   -                             (.8)     $       51.39
                          ---------------                   ----------------                 ---------------
Options Outstanding at
   December 31, 2010.....          16.3    (Euro)     22.34            10.0   $       19.96          10.2      $       41.24
                          =============== ================= ================ =============== ===============  =================
Aggregate Intrinsic
   Value(1)..............                  (Euro)      - (2)                  $       10.5                     $      - (2)
                                          =================                  ===============                  =================
Weighted Average
   Remaining
   Contractual Term
   (in years)............          6.47                                2.39                           6.9
                          ===============                   ================                 ===============
Options Exercisable at
   December 31, 2010.....           8.7    (Euro)     25.36            10.0   $       19.97           2.7      $       44.94
                          =============== ================= ================ =============== ===============  =================
Aggregate Intrinsic
   Value(1)..............                  (Euro)      - (2)                  $       10.4                     $      - (2)
                                          =================                  ===============                  =================
Weighted Average
   Remaining
   Contractual Term
   (in years)............           5.17                                2.36                          4.7
                          ===============                   ================                 ===============

   (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2010 of the respective underlying shares over the strike prices of the option awards.
   (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
   (3) AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

     Cash proceeds received from employee and financial professional exercises of stock options in 2010 was $10 million. The intrinsic value related to employee and financial professional exercises of stock options during 2010, 2009 and 2008 were $3 million, $8 million and $44 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $3 million and $15 million, respectively, for the periods then ended. In 2010, 2009 and 2008, windfall tax benefits of approximately $1 million, $2 million and $10 million, respectively, resulted from employee and financial professional exercises of stock option awards.

     At December 31, 2010, AXA Financial held 883,832 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $26.86 per share, of which approximately 645,414 were designated to fund future exercises of outstanding stock options and approximately 238,418 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. During 2010, AXA Financial utilized approximately 496,907 AXA ADRs and AXA Ordinary Shares from treasury to fund exercises of employee stock options. Outstanding options to purchase AXA Ordinary Shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

     For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2010, 2009 and 2008, respectively.

                                               AXA Ordinary Shares             AllianceBernstein Holding Units
                                          -------------------------------  ----------------------------------------
                                            2010      2009       2008          2010         2009          2008
                                          ------- ------------ ----------  ------------ ------------ --------------
       Dividend yield...................   6.98%     10.69%      7.12%       7.2-8.2%    5.2 - 6.1%       5.4%

       Expected volatility..............   36.5%     57.5%       34.7%      46.2-46.6%  40.0 - 44.6%     29.3%

       Risk-free interest rates.........   2.66%     2.74%       4.19%       2.2-2.3%     1.6-2.1%        3.2%

       Expected life in years...........    6.4       5.5         6.0          6.0         6.0-6.5        6.0

       Weighted average fair value per
         option at grant date...........   $3.54     $2.57       $5.70        $6.18         $3.52        $10.85

     For 2010, 2009 and 2008, AXA Financial Group recognized compensation costs for employee and financial professional stock options of $16 million, $20 million, and $27 million, respectively. As of December 31, 2010, approximately $4 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

     Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

     In 2010, AllianceBernstein granted 13.1 million restricted Holding unit awards to employees. To fund these awards, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust. There were approximately 30,000 unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2010.

     In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted Holding units with a grant date fair value of $19.20 per Holding unit. These Holding units vest ratably over a 5-year period and are subject to accelerated vesting.

     For 2010, 2009 and 2008, respectively, the Company recognized compensation costs of $149 million, $45 million and $6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2010, approximately 22 million restricted shares and Holding units remain unvested. At December 31, 2010, approximately $419 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.5 years.


     The following table summarizes unvested restricted stock activity for 2010.

                                                                                                   WEIGHTED
                                                                                SHARES OF           AVERAGE
                                                                               RESTRICTED         GRANT DATE
                                                                                  STOCK           FAIR VALUE
                                                                             ----------------   ----------------
       Unvested as of January 1, 2010........................................     404,485        $      31.74
       Granted...............................................................      87,055        $      19.76
       Vested................................................................     (99,779)       $      28.24
       Forfeited.............................................................           -
                                                                             ----------------
       Unvested as of December 31, 2010......................................     391,761        $      29.97
                                                                             ================

     Restricted stock vested in 2010, 2009 and 2008 had aggregate vesting date fair values of approximately $2 million, $2 million and $3 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $6 million.

     Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In third quarter 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010, 2009 and 2008, respectively, approximately 103,569, 11,368 and 652,919 of these awards were exercised at an aggregate cash-settlement value of $357,961, $77,723 and $9 million. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559), $(474,610) and $(6) million for 2010, 2009 and 2008, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

     SARs. On March 19, 2010 and March 20, 2009, respectively, 24,101 and 129,722 Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 15.43 Euros and 10.00 Euros, respectively as of the date of exercise. At December 31, 2010, 384,330 SARs were outstanding, having weighted average remaining contractual term of 6.5 years. The accrued value of SARs at December 31, 2010 and 2009 was $236,114 and $1 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2010, 2009 and 2008, the Company recorded compensation expense for SARs of $(865,661), $731,835 and $(2) million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

     AXA Shareplan. In 2010, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2010. Similar to the AXA Shareplan programs previously offered in 2001 through 2009, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2010 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $14.60 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 16.71% formula discounted price of $15.20 per share on a leveraged basis with a guaranteed return of initial investment plus 70% of any appreciation in the undiscounted value of the total shares purchased. The Company recognized compensation expense of $17 million in 2010, $7 million in 2009 and $1 million in 2008 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2010, 2009 and 2008 primarily invested under

     Investment Option B for the purchase of approximately 8 million, 6 million and 7 million AXA ordinary shares, respectively.

     AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2010, 2009 and 2008, respectively, the Company recognized compensation expense of approximately $2 million, $2 million and $2 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee and eligible financial professional will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

     Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000.

14)  NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET


     The following table breaks out Net investment income (loss) by asset category:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Fixed maturities..................................  $   1,616          $   1,582         $    1,669
       Mortgage loans on real estate.....................        231                231                252
       Equity real estate................................         20                  6                 12
       Other equity investments..........................        111                (68)              (111)
       Policy loans......................................        234                238                251
       Short-term investments............................         11                 21                 31
       Derivative investments............................       (284)            (3,079)             7,302
       Broker-dealer related receivables.................         12                 15                 65
       Trading securities................................         49                137               (344)
       Other investment income...........................         36                 14                 28
                                                          ----------------   ----------------  -----------------

         Gross investment income (loss)..................      2,036               (903)             9,155

       Investment expenses...............................        (56)               (73)               (65)
       Interest expense..................................         (4)                (4)               (36)
                                                          ----------------   ----------------  -----------------

       Net Investment Income (Loss)......................  $   1,976          $    (980)        $    9,054
                                                          ================   ================  =================

     For 2010, 2009 and 2008, respectively, Net investment income (loss) from derivatives included $(968) million, $(1,769) million and $6,623 million of realized gains (losses) on contracts closed during those periods and $684 million, $(1,310) million and $679 million of unrealized gains (losses) on derivative positions at each respective year end.

     Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Fixed maturities..................................  $     (200)        $       (2)       $      (367)
       Mortgage loans on real estate.....................         (18)                 -                  2
       Equity real estate................................           -                  -                 (2)
       Other equity investments..........................          34                 53                 12
       Other(1)  ........................................           -                  3                 16
                                                          ----------------   ----------------  -----------------
       Investment Gains (Losses), Net....................  $     (184)        $       54        $      (339)
                                                          ================   ================  =================

    (1) In 2008, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $10 million for 2008. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2010 and 2009, no gain or loss was recorded on these transactions.

     There were no writedowns of mortgage loans on real estate and of equity real estate in 2010, 2009 and 2008.

     For 2010, 2009 and 2008, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $840 million, $2,901 million and $324 million. Gross gains of $28 million, $320 million and $3 million and gross losses of $16 million, $128 million and $95 million were realized on these sales in 2010, 2009 and 2008, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2010, 2009 and 2008 amounted to $903 million, $2,353 million and $(2,526)
     million, respectively.

     For 2010, 2009 and 2008, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $31 million, $40 million and $48 million.

     Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

     The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Balance, attributable to AXA Equitable,
         beginning of year............................... $      (68)        $   (1,271)       $       104
       Changes in unrealized investment gains
         (losses) on investments.........................        835              2,494             (2,609)
       Impact of unrealized investment gains (losses)
         attributable to:
           Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.....................        (68)                58               (164)
           DAC...........................................       (110)              (578)               582
           Deferred income tax (expense) benefit.........       (217)              (705)               746
                                                          ----------------   ----------------  -----------------
       Total    .........................................        372                 (2)            (1,341)
       Less: Changes in unrealized investment (gains)
         losses attributable to noncontrolling interest..          7                (66)                70
                                                          ----------------   ----------------  -----------------
       Balance, Attributable to AXA Equitable,            $      379         $      (68)       $    (1,271)
         End of Year.....................................
                                                          ================   ================  =================

       Balance, end of year comprises:
         Unrealized investment gains (losses) on:
           Fixed maturities.............................. $      875         $       33        $    (2,450)
           Other equity investments......................          2                  9                 (2)
                                                          ----------------   ----------------  -----------------
             Total.......................................        877                 42             (2,452)
         Impact of unrealized investment gains (losses)
           attributable to:
           Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.....................       (139)               (71)              (129)
           DAC...........................................       (133)               (23)               555
           Deferred income tax (expense) benefit ........       (218)                (1)               704
                                                          ----------------   ----------------  -----------------
       Total.............................................        387                (53)            (1,322)
       Less: (Income) loss attributable to
         noncontrolling interest.........................         (8)               (15)                51
                                                          ----------------   ----------------  -----------------
       Balance, Attributable to AXA Equitable,            $      379         $      (68)       $    (1,271)
         End of Year.....................................
                                                          ================   ================  =================

15)  INCOME TAXES

     A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Income tax (expense) benefit:
         Current (expense) benefit.......................  $      (34)        $       81        $       320
         Deferred (expense) benefit......................        (673)             1,191             (2,011)
                                                          ----------------   ----------------  -----------------
       Total.............................................  $     (707)        $    1,272        $    (1,691)
                                                          ================   ================  =================

     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Expected income tax (expense) benefit ............  $   (1,055)        $    1,078        $    (1,885)
       Noncontrolling interest...........................          66                105                132
       Separate Accounts investment activity.............          53                 72                 67
       Non-taxable investment income (loss) .............          15                 27                (26)
       Adjustment of tax audit reserves..................         (13)                 7                (10)
       State income taxes................................          (5)               (12)               (21)
       AllianceBernstein Federal and foreign taxes.......          (3)                (6)                53
       Tax settlement....................................          99                  -                  -
       ACMC conversion...................................         135                  -                  -
       Other     ........................................           1                  1                 (1)
                                                          ----------------   ----------------  -----------------
       Income tax (expense) benefit......................  $     (707)        $    1,272        $    (1,691)
                                                          ================   ================  =================

     AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the Internal Revenue Service ("IRS") of issues for the 1997-2003 tax years.

     Due to the conversion of ACMC, Inc. from a corporation to a limited liability company in 2010, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

     On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. The Treasury 2010-2011 Priority Guidance Plan includes an item for guidance with respect to the calculation of the Separate Account dividend received deduction. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination or reduction of the Separate Account DRD tax benefit that the Company receives.

     The components of the net deferred income taxes are as follows:

                                                        DECEMBER 31, 2010                 December 31, 2009
                                                 --------------------------------  --------------------------------
                                                     ASSETS        LIABILITIES         Assets        Liabilities
                                                 ---------------  ---------------  ---------------  ---------------
                                                                           (IN MILLIONS)
       Compensation and related benefits.......   $      229       $        -       $      438       $       -
       Reserves and reinsurance................            -              977                -             879
       DAC.....................................            -            2,610                -           2,307
       Unrealized investment gains or losses...                           259               40               -
       Investments.............................            -              800                -             585
       Alternative minimum tax credits.........          241                -                -               -
       Other...................................          108                -               67               -
                                                 ---------------  ---------------  ---------------  ---------------
       Total...................................   $      578       $    4,646       $      545       $   3,771
                                                 ===============  ===============  ===============  ===============

     The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2010, $206 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $74 million would need to be provided if such earnings were remitted.

     At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature. At December 31, 2009, the total amount of unrecognized tax benefits was $658 million, of which $483 million would affect the effective rate and $175 million was temporary in nature.

     The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2010 and 2009 were $91 million and $81 million, respectively. For 2010, 2009 and 2008, respectively, there were $10 million, $4 million and $9 million in interest expense related to unrecognized tax benefits.

     A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                 2010              2009              2008
                                                            -------------     -------------     -------------
                                                                                (IN MILLIONS)
       Balance at January 1.............................    $         577     $         477     $         376
       Additions for tax positions of prior years.......              168               155                97
       Reductions for tax positions of prior years......             (266)              (50)               (5)
       Additions for tax positions of current year......                1                 1                 1
       Reductions for tax positions of current year.....                -                 -                 -
       Settlements with tax authorities.................              (46)               (6)                8
                                                            -------------     -------------     -------------
       Balance, December 31.............................    $         434     $         577     $         477
                                                            =============     =============     =============

     IRS examinations of the AXA Equitable Federal income tax returns for 2004 and 2005 are expected to be completed during 2011. It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months due to the completion of the AXA Equitable 2004 and 2005 examinations and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)  DISCONTINUED OPERATIONS

     The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2010 and 2009. The following tables reconcile the Earnings (loss) from discontinued operations, net of income taxes and Gains (losses) on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings (loss) for the years ended December 31, 2009 and 2008:

                                                                       2010          2009           2008
                                                                    ------------  ------------  -------------
                                                                                 (IN MILLIONS)
       EARNINGS (LOSS) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities...........................................  $     -       $    (9)      $   (28)
       Real estate held-for-sale...................................        -            12            23
                                                                    ------------  ------------  -------------
       Total  .....................................................  $     -       $     3       $    (5)
                                                                    ============  ============  =============

       GAINS (LOSSES) ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held-for-sale...................................  $     -       $     -       $     6
                                                                    ------------  ------------  -------------
       Total.......................................................  $     -       $     -       $     6
                                                                    ============  ============  =============

     During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $124 million. Proceeds on the sale that were received by Wind-up Annuities' were $320 million. In connection with the sale, Wind-up Annuities acquired a $150 million mortgage from the affiliate on the property sold and a $50 million interest in another equity real estate property from continuing operations.

     Disposal of Businesses
     ----------------------

     In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise Capital Management, Inc. ("Enterprise") and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $662 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. Proceeds received in 2008 on the disposition of the AXA Enterprise Funds totaled $3 million.

17)  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

     AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                              DECEMBER 31,
                                                          ------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Unrealized gains (losses) on investments.......... $      387         $        9        $    (1,322)
       Defined benefit pensions plans....................     (1,008)              (968)              (965)
       Impact of implementing new accounting guidance,
         net of taxes....................................          -                (62)                 -
                                                          ----------------   ----------------  -----------------
       Total accumulated other comprehensive
         income (loss)...................................       (621)            (1,021)            (2,287)
       Less: Accumulated other comprehensive (income) loss
         attributable to noncontrolling interest.........         (8)               (15)                51
                                                          ----------------   ----------------  -----------------
       Accumulated Other Comprehensive Income (Loss)      $     (629)        $   (1,036)       $    (2,236)
         Attributable to AXA Equitable...................
                                                          ================   ================  =================

     The components of OCI for the past three years follow:


                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Net unrealized gains (losses) on investments:
         Net unrealized gains (losses) arising during
           the year...................................... $      646         $    2,558        $    (2,972)
         (Gains) losses reclassified into net
           earnings (loss) during the year...............        189                 (2)               363
                                                          ----------------   ----------------  -----------------
       Net unrealized gains (losses) on investments......        835              2,556             (2,609)
       Adjustments for policyholders liabilities,
           DAC and deferred income taxes.................       (395)            (1,225)             1,164
                                                          ----------------   ----------------  -----------------
       Change in unrealized gains (losses), net of               440              1,331             (1,445)
           adjustments...................................
       Change in defined benefits pension plans..........        (40)                (3)              (593)
                                                          ----------------   ----------------  -----------------
       Total other comprehensive income (loss),                  400              1,328             (2,038)
         net of income taxes.............................
       Less: Other comprehensive (income) loss
         attributable to noncontrolling interest.........          7                (66)                70
                                                          ----------------   ----------------  -----------------
       Other Comprehensive Income (Loss)                  $      407         $    1,262        $    (1,968)
         Attributable to AXA Equitable...................
                                                          ================   ================  =================


18)  COMMITMENTS AND CONTINGENT LIABILITIES

     Debt Maturities
     ---------------

     At December 31, 2010, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2011, 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

     Leases
     ------

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2011 and the four successive years are $212 million, $218 million, $225 million, $219 million, $211 million and $1,827 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for

     2011 and the four successive years is $9 million, $13 million, $14 million, $14 million, $14 million and $57 million thereafter.

     Restructuring
     -------------

     As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                               DECEMBER 31,
                                                          -------------------------------------------------------
                                                                2010               2009              2008
                                                          -----------------  ----------------- ------------------
                                                                              (IN MILLIONS)
       Balance, beginning of year........................  $       20        $       60         $       31
       Additions  .......................................          90                79                 68
       Cash payments ....................................         (94)             (112)               (34)
       Other reductions..................................          (5)               (7)                (5)
                                                          -----------------  ----------------- ------------------
       Balance, End of Year .............................  $       11        $       20         $       60
                                                          =================  ================= ==================

     During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with their workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

     Guarantees and Other Commitments
     --------------------------------

     The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2010, these arrangements include commitments by the Company to provide equity financing of $497 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

     AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

     The Company had $59 million of undrawn letters of credit related to reinsurance at December 31, 2010. AXA Equitable had $178 million of commitments under existing mortgage loan agreements at December 31, 2010.

     The Insurance Group has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

     AXA Equitable, U.S. Financial Life Insurance Company ("USFL") and MLOA receive statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent AXA Bermuda holds assets in an irrevocable trust ($5,462 million) and/or letters of credit ($2,135 million). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact our liquidity.

     In addition, AXA Bermuda utilizes derivative instruments as well as repurchase agreement transactions that are collectively managed in an effort to reduce the economic impact of unfavorable changes to GMDB and GMIB reserves. The use of such instruments are accompanied by agreements which specify the circumstances under which the parties are required to pledge collateral related to the decline in the estimated fair value of specified instruments. Moreover, under the terms of a majority of the transactions, payments to counterparties related to the change in fair value of the instruments may be required. The amount of collateral pledged and the amount of payments required to be made pursuant to such transactions may increase under certain circumstances, which could adversely impact AXA Bermuda's liquidity.

     In February 2002, AllianceBernstein signed a $125 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations.

     In December 2010, AllianceBernstein executed a guarantee in connection with the $1,000 million 2010 AB Credit Facility. If SCB LLC is unable to meet its obligations, AllianceBernstein will pay the obligations when due or on demand.

     During 2010, AllianceBernstein executed three additional agreements with commercial banks, under which AllianceBernstein guaranteed $503 million of obligations in the ordinary course of business of SCBL. In the event SCBL is unable to meet its obligations, AllianceBernstein will pay the obligations when due.

     During 2010, AllianceBernstein was not required to perform under these agreements and at December 31, 2010 had no liability outstanding in connection with these agreements.

19)  LITIGATION

     INSURANCE LITIGATION

     A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In December 2010, the Court granted preliminary approval of a settlement between the parties and notices were sent to the class members.

     ALLIANCEBERNSTEIN LITIGATION

     Market Timing-Related Matters
     -----------------------------

     In October 2003, a purported class action complaint entitled Hindo, et al.
     v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against AllianceBernstein, AB Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

     Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

     On April 21, 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement was documented by a stipulation of settlement which has been approved by the court. The settlement amount ($30 million), which AllianceBernstein previously expensed and disclosed, has been disbursed. The derivative claims brought on behalf of AB Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                      ___________________________________

     Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

     In addition to the matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

20)  INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

     AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $380 million during 2011. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2010, 2009 and 2008, the Insurance Group's statutory net income (loss) totaled $(510) million, $1,783 million and $(1,075) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,232 million and $3,838 million at December 31, 2010 and 2009, respectively. In 2010, AXA Equitable paid $300 million in shareholder dividends; no dividends were paid in 2009 and 2008.

     At December 31, 2010, AXA Equitable, in accordance with various government and state regulations, had $89 million of securities on deposit with such government or state agencies.

     In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2011 will approximate $71 million.

     At December 31, 2010 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2010.

     Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP;
     (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

     The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings (loss) and equity on a U.S. GAAP basis.

                                                                              DECEMBER 31,
                                                          ------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Net change in statutory surplus and
         capital stock................................... $      685         $      (39)       $    (3,414)
       Change in AVR.....................................       (291)               289               (809)
                                                          ----------------   ----------------  -----------------
       Net change in statutory surplus, capital stock
         and AVR.........................................        394                250             (4,223)
       Adjustments:
         Future policy benefits and policyholders'
           account balances..............................        (61)            (5,995)                 3
         DAC.............................................        747                860             (2,090)
         Deferred income taxes...........................     (1,006)             1,167             (4,116)
         Valuation of investments........................        145               (659)             3,695
         Valuation of investment subsidiary..............        366               (579)             5,046
         Change in fair value of
           reinsurance contracts.........................      2,350             (2,566)             1,567
         Pension adjustment..............................         56                 17              1,390
         Premiums and benefits ceded to AXA Bermuda......     (1,099)             5,541              2,847
         Issuance of surplus notes.......................          -                  -             (1,000)
         Shareholder dividends paid......................        300                  -                  -
         Changes in non-admitted assets..................        (64)                29                137
         Other, net......................................        (55)               (33)               (13)
         U.S. GAAP adjustments for Wind-up Annuities ....          -               (195)               (17)
                                                          ----------------   ----------------  -----------------
       U.S. GAAP Net Earnings (Loss)
          Attributable to AXA Equitable.................. $    2,073         $   (2,163)       $     3,226
                                                          ================   ================  =================

                                                                               DECEMBER 31,
                                                          -------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
       Statutory surplus and capital stock............... $    3,801         $    3,116        $     3,155
       AVR...............................................        431                722                433
                                                          ----------------   ----------------  ------------------
       Statutory surplus, capital stock and AVR..........      4,232              3,838              3,588
       Adjustments:
         Future policy benefits and policyholders'
           account balances..............................     (2,015)            (1,464)            (1,487)
         DAC.............................................      8,383              7,745              7,482
         Deferred income taxes...........................     (4,775)            (3,705)            (4,585)
         Valuation of investments........................      1,658                673             (2,312)
         Valuation of investment subsidiary..............       (657)            (1,019)               588
         Fair value of reinsurance contracts.............      4,606              2,256              4,822
         Deferred cost of insurance ceded
           to AXA Bermuda................................      2,904              3,178              3,496
         Non-admitted assets.............................        761              1,036              1,144
         Issuance of surplus notes.......................     (1,525)            (1,525)            (1,525)
         Other, net......................................       (521)              (152)               140
         U.S. GAAP adjustments for Wind-up Annuities.....          -                  -                 12
                                                          ----------------   ----------------  ------------------
       U.S. GAAP Total Equity
           Attributable to AXA Equitable................. $   13,051         $   10,861        $    11,363
                                                          ================   ================  ==================

21)  BUSINESS SEGMENT INFORMATION

     The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
     (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                2010              2009               2008
                                                          -----------------  ----------------  -----------------
                                                                              (IN MILLIONS)
       SEGMENT REVENUES:
       Insurance........................................   $     8,511        $       336       $    15,075
       Investment Management (1)........................         2,959              2,942             3,543
       Consolidation/elimination........................           (29)               (36)              (76)
                                                          -----------------  ----------------  -----------------
       Total Revenues...................................   $    11,441        $     3,242       $    18,542
                                                          =================  ================  =================

         (1) Intersegment investment advisory and other fees of approximately $62 million, $56 million and $93 million for 2010, 2009 and 2008, respectively, are included in total revenues of the Investment Management segment.

                                                                2010              2009               2008
                                                          -----------------  ----------------  -----------------
                                                                              (IN MILLIONS)
       SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS, BEFORE INCOME TAXES:
       Insurance........................................   $     2,613       $    (3,666)       $     4,454
       Investment Management (2)........................           400               589                932
       Consolidation/elimination........................             2                (2)                 -
                                                          -----------------  ----------------  -----------------
       Total Earnings (Loss) from Continuing Operations,
          before Income Taxes...........................   $     3,015       $    (3,079)       $     5,386
                                                          =================  ================  =================

         (2)   Net of interest expenses incurred on securities borrowed.

                                                                                  DECEMBER 31,
                                                                  ----------------------------------------------
                                                                          2010                    2009
                                                                  ---------------------   ----------------------
                                                                                 (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance........................................           $    152,032             $    139,151
       Investment Management............................                 11,136                   10,771
       Consolidation/elimination........................                    (12)                     (18)
                                                                  ---------------------   ----------------------
       Total Assets.....................................           $    163,156             $    149,904
                                                                  =====================   ======================

     In accordance with SEC regulations, securities with a fair value of $1,085 million and $948 million have been segregated in a special reserve bank custody account at December 31, 2010 and 2009, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The quarterly results of operations for 2010 and 2009 are summarized below:

                                                                  THREE MONTHS ENDED
                                      ---------------------------------------------------------------------------
                                         MARCH 31           JUNE 30          SEPTEMBER 30         DECEMBER 31
                                      ----------------  -----------------  ------------------  ------------------
                                                                     (IN MILLIONS)
       2010
       ----
       Total Revenues...............  $     2,133       $      5,387       $     5,115         $     (1,194)
                                      ================  =================  ==================  ==================

       Earnings (Loss) from
         Continuing Operations,
         Net of Income Taxes........  $       396       $      1,591       $     1,567         $     (1,481)
                                      ================  =================  ==================  ==================

       Earnings (Loss) Net,
         Attributable
         to AXA Equitable...........  $       396       $      1,591       $     1,567         $     (1,481)
                                      ================  =================  ==================  ==================

       2009
       ----
       Total Revenues...............  $     1,320       $     (1,034)      $     1,685         $      1,271
                                      ================  =================  ==================  ==================

       Earnings (Loss) from
         Continuing Operations,
         Net of Income Taxes........  $      (316)      $     (1,347)      $      (141)        $       (362)
                                      ================  =================  ==================  ==================

       Net Earnings (Loss)
         Attributable
         to AXA Equitable...........  $      (310)      $     (1,344)      $      (145)        $       (364)
                                      ================  =================  ==================  ==================

Retirement Investment Account(R)


PROSPECTUS DATED MAY 1, 2011


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a contract. Also, you should read the prospectuses for AXA Premier VIP Trust and EQ Advisors Trust which contain important information about their portfolios.

--------------------------------------------------------------------------------

ABOUT THE RETIREMENT INVESTMENT ACCOUNT(R)

The Retirement Investment Account(R) ("RIA") is an investment program that allows employer plan assets to accumulate on a tax-deferred basis. The investment funds ("Funds") and a guaranteed interest option listed in the table below, are available under RIA. The Funds and guaranteed interest option comprise the "investment options" covered by this prospectus. RIA is offered under a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY .



This contract is no longer being sold. This prospectus is used with current contract owners only. You should note that your contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to copies of the documents you received when you enrolled.


This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.



--------------------------------------------------------------------------------
 FUNDS
--------------------------------------------------------------------------------
 POOLED SEPARATE ACCOUNTS
--------------------------------------------------------------------------------
o AllianceBernstein Balanced --      o AllianceBernstein Mid Cap Growth --
  Separate Account No. 10              Separate Account No. 3
o AllianceBernstein Common Stock --
  Separate Account No. 4
--------------------------------------------------------------------------------
 SEPARATE ACCOUNT NO. 66
--------------------------------------------------------------------------------
o EQ/AllianceBernstein Small Cap     o EQ/JPMorgan Value Opportunities
  Growth                             o EQ/Large Cap Core PLUS
o EQ/BlackRock Basic Value Equity    o EQ/Large Cap Growth Index
o EQ/Calvert Socially Responsible    o EQ/Large Cap Growth PLUS
o EQ/Capital Guardian Growth (1)     o EQ/Large Cap Value PLUS
o EQ/Capital Guardian Research       o EQ/Mid Cap Index
o EQ/Equity 500 Index                o EQ/Mid Cap Value PLUS
o EQ/Equity Growth PLUS              o EQ/Money Market
o EQ/Global Multi-Sector Equity      o EQ/Quality Bond PLUS
o EQ/Intermediate Government Bond    o EQ/T. Rowe Price Growth Stock
  Index                              o EQ/Wells Fargo Omega Growth(3)
o EQ/International Core PLUS         o Multimanager Multi-Sector Bond
o EQ/International Equity Index(2)   o Multimanager Small Cap Value
o EQ/International Value PLUS        o Multimanager Technology




(1) This variable investment option will merge into EQ/Large Cap Growth PLUS, effective on or about May 20, 2011, subject to regulatory approval.

(2) This is the variable investment option's new name, effective on or about May 20, 2011, subject to regulatory approval. Please see "Portfolios of the Trusts" under "RIA features and benefits" later in this prospectus for the variable investment option's former name.

(3) This is the variable investment option's new name, effective on or about May 20, 2011, subject to regulatory approval. Please see "Portfolios of the Trusts" under "RIA features and benefits" later in this prospectus for the variable investment option's former name.

The AllianceBernstein Balanced, AllianceBernstein Common Stock, and AllianceBernstein Mid Cap Growth Funds (the "Pooled Separate Accounts") are managed by AXA Equitable.


Separate Account No. 66 Funds invest in shares of a corresponding portfolio ("portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Trusts"). In each case, the Funds and the corresponding portfolios have the same name. You should read the prospectuses for each Trust and keep them for future reference.



GUARANTEED INTEREST OPTION. The guaranteed interest option credits interest daily and we guarantee principal.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information ("SAI") dated May 1, 2011, is a part of the registration statement is available free of charge upon request by writing us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our processing office at AXA Equitable, RIA Service Office, P.O. Box 8095, Boston, MA 02266-8095 or calling 1-800-967-4560.




THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                          e13530

                                         Contents of this Prospectus



--------------------------------------------------------------------------------


About the Retirement Investment Account(R)                                    1

Index of key words and phrases                                                4
Who is AXA Equitable?                                                         5
How to reach us                                                               6
RIA at a glance -- key features                                               7
Other contracts                                                               8


--------------------------------------------------------------------------------
FEE TABLE                                                                     9
--------------------------------------------------------------------------------

Examples                                                                     10
Condensed financial information                                              10



--------------------------------------------------------------------------------
1. RIA FEATURES AND BENEFITS                                                 11
--------------------------------------------------------------------------------
Investment options                                                           11


The AllianceBernstein Balanced Fund                                          11
The AllianceBernstein Common Stock Fund                                      12
The AllianceBernstein Mid Cap Growth Fund                                    12
Investment manager of the AllianceBernstein Balanced,
  AllianceBernstein Common Stock and AllianceBernstein Mid
  Cap Growth Funds                                                           13
Portfolio holdings policy for the Pooled Separate Accounts                   13
Funds investing in the Trusts                                                13
Portfolios of the Trusts                                                     14
Risks of investing in the Funds                                              17
Risk factors -- AllianceBernstein Common Stock,
  AllianceBernstein Mid Cap Growth and AllianceBernstein
  Balanced Funds                                                             17

Change of investment objectives                                              18
Guaranteed interest option                                                   18



--------------------------------------------------------------------------------
2. HOW WE VALUE YOUR ACCOUNT VALUE                                           19
--------------------------------------------------------------------------------
How we determine the unit value                                              19
How we value the assets of the Funds                                         19



--------------------------------------------------------------------------------
3. TRANSFERS                                                                 21
--------------------------------------------------------------------------------
Transfers among investment options                                           21


Disruptive transfer activity                                                 21


----------------------------
When we use the words "we,""us" and "our" we mean AXA Equitable.

When we address the reader of this prosepectus with words such as "you" and "your," we generally mean the employer or plan sponsor of the plans who use RIA as an investment vehicle, unless otherwise explained.

Further, the terms and conditions of the employer's plan govern the aspects of RIA available to plan participants. Accordingly, participants also should carefully consider the features of their employer's plan, which may be different from the features of RIA described in this prospectus.



2  CONTENTS OF THIS PROSPECTUS

--------------------------------------------------------------------------------
4. ACCESS TO YOUR ACCOUNT VALUE                                              23
--------------------------------------------------------------------------------
Participant loans                                                            23
Choosing benefit payment options                                             23



--------------------------------------------------------------------------------
5. RIA                                                                       24
--------------------------------------------------------------------------------

Summary of plan choices of RIA                                               24
How to make contributions                                                    24
Selecting investment options                                                 24
Allocating program contributions                                             25


--------------------------------------------------------------------------------
6. DISTRIBUTIONS                                                             26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. OPTIONAL PARTICIPANT RECORDKEEPING SERVICES                               28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. CHARGES AND EXPENSES                                                      29
--------------------------------------------------------------------------------
Charges reflected in the unit values                                         29
Indirect expenses borne by the Funds                                         29
Charges which reduce the number of units                                     29
Participant recordkeeping services charge                                    30
Other billing arrangements                                                   30
Individual annuity charges                                                   30
General information on fees and charges                                      30


--------------------------------------------------------------------------------
9. TAX INFORMATION                                                           31
--------------------------------------------------------------------------------
Buying a contract to fund a retirement arrangement                           31
Impact of taxes to AXA Equitable                                             31
Certain rules applicable to plans designed to comply with
  Section 404(c) of ERISA                                                    31


--------------------------------------------------------------------------------
10. MORE INFORMATION                                                         33
--------------------------------------------------------------------------------
About changes or terminations                                                33
IRS disqualification                                                         33
About the separate accounts                                                  33
About the Trusts                                                             33
About the general account                                                    33
When we pay proceeds                                                         34
When transaction requests are effective                                      34
Voting rights                                                                34
About legal proceedings                                                      34
Financial statements                                                         34
About the trustee                                                            34
Reports we provide and available information                                 34
Acceptance and responsibilities                                              35
About registered units                                                       35
Assignment and creditors' claims                                             35
Distribution of the contracts                                                35
Commissions and service fees we pay                                          36

--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------

    I --   Condensed financial information      I-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                  CONTENTS OF THIS PROSPECTUS  3

Index of key words and phrases




--------------------------------------------------------------------------------
Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.
This index should help you locate more information on the terms used in this prospectus.


                                                                          PAGE

AXA Equitable                                                                5
business day                                                                19
benefit payment options                                                     23
Code                                                                         7
contracts                                                                   24
contributions                                                               24
CWC                                                                         29
current rate                                                                18
disruptive transfer activity                                                21
DOL                                                                         24
ERISA                                                                        7
exclusive funding employer plan                                             24
Fair valuation                                                              20
financial professional                                                      35
Funds                                                                    cover
guaranteed interest option                                               cover
IRS                                                                         29
investment options                                                       cover
market timing                                                               21
Master Retirement Trust                                                     24
minimum rate                                                                18
optional participant recordkeeping service                                  28
PRS                                                                          7
partial funding employer plan                                               24
participant-directed plans                                                  21
portfolios                                                               cover
QDRO                                                                        35
RIA                                                                      cover
SAI                                                                      cover
separate accounts                                                           33
Trusts                                                                   cover
trustee-directed plans                                                      21
unit                                                                        19
unit value                                                                  19


4 INDEX OF KEY WORDS AND PHRASES

                                         Who is AXA Equitable?



--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $575.3 billion in assets as of December 31, 2010. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                        WHO IS AXA EQUITABLE?  5

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transfers" later in this prospectus).

You can reach us to obtain:

o   Participation agreements, or enrollment or other forms used in RIA

o   Unit values and other values under your plan

o   Any other information or materials that we provide in connection with RIA

--------------------------------------------------------------------------------
 BY PHONE:
--------------------------------------------------------------------------------
1-800-967-4560
(Service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time.)
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE AND CONTRIBUTION CHECKS SENT BY
 REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
P.O. Box 8095
Boston, MA 02266-8095
--------------------------------------------------------------------------------
 FOR CONTRIBUTION CHECKS ONLY SENT BY REGISTERED, CERTI-
 FIED, OR OVERNIGHT DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable
30 Dan Road
Canton, MA 02021

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Our processing office is 30 Dan Road, Canton, MA.


NO PERSON IS AUTHORIZED BY AXA EQUITABLE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.



6  WHO IS AXA EQUITABLE?

RIA at a glance -- key features


--------------------------------------------------------------------------------------------------------------------
EMPLOYER                  RIA is an investment program designed for employer plans that qualify for
PLAN                      tax-favored treatment under Section 401(a) of the Internal Revenue Code of 1986,
ARRANGEMENTS              as amended (''Code''). Eligible employer plans include defined benefit plans,
THAT                      defined contribution plans or profit-sharing plans, including 401(k) plans.
USE THE                   These employer plans generally also must meet the requirements of the Employee
RIA CONTRACT              Retirement Income Security Act of 1974, as amended (''ERISA'').

                          Employer plan arrangements chose RIA:
                          o   As the exclusive funding vehicle for an employer plan. If you chose this option, the annual amount of plan contributions must be at least $10,000.

                          o   As a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year were at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. The guaranteed interest option is not available. Also, a partial funding agreement was completed.
--------------------------------------------------------------------------------------------------------------------
RIA FEATURES              o   30 investment options. The maximum number of active investment options that may be selected at any time is 25.

                          o   Benefit distribution payments.

                          o   Optional Participant Recordkeeping Services ("PRS"), which includes participant-level recordkeeping and making benefit payments.

                          o   Available for trustee-directed or participant-directed plans.
                              --------------------------------------------------------------------------------------
                              A participant-directed employer plan is an employer plan that permits investment direction by plan participants for contribution allocations or transfers among investment options. A trustee-directed employer plan is an employer plan that permits those same types of investment decisions only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.
                              --------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
CONTRIBUTIONS             o   Can be allocated to any one investment option or divided among them.

                          o   May be made by check or wire transfer.

                          o   Are credited on the day of receipt if accompanied by properly completed forms.
--------------------------------------------------------------------------------------------------------------------
TRANSFERS AMONG           o   Generally, amounts may be transferred among the investment options.
INVESTMENT OPTIONS
                          o   There is no charge for transfers and no tax liability.

                          o   Transfers from the guaranteed interest option may be subject to limitations.
--------------------------------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT   The Funds are managed by professional investment advisers.
MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
GUARANTEED                The guaranteed interest option pays interest at guaranteed rates and provides
OPTIONS                   guarantees of principal.
--------------------------------------------------------------------------------------------------------------------
TAX CONSIDERATIONS        o   On earnings    No tax until you make withdrawals under the plan.

                          o   On transfers   No tax on internal transfers among the investment options.
                          ------------------------------------------------------------------------------------------
                          Because you are enrolling in an annuity contract that funds a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information" later in this prospectus.)
--------------------------------------------------------------------------------------------------------------------



                                               RIA AT A GLANCE -- KEY FEATURES 7

------------------------------------------------------------------------------------------------------------------------------------
CHARGES AND EXPENSES      o   Ongoing operations fee assessed against assets invested in investment options including any outstanding loan balance.

                          o   Investment management and financial accounting fees and other expenses charged on a Fund-by-Fund basis, as applicable.

                          o   No sales charges deducted from contributions, but contingent withdrawal charges may apply for non-
                              benefit distributions.

                          o   Charges of the Trusts' portfolios for management fees and other expenses, and 12b-1 fees.

                          o   Administrative fee if you purchase an annuity payout option.

                          o   Participant recordkeeping (optional) charge per participant annual fee of $25.

                          o   Loan fee of 1% of loan principal amount at the time the plan loan is made.

                          o   Administrative charge for certain Funds of Separate Account No. 66.

                          o   We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuity payout option.
------------------------------------------------------------------------------------------------------------------------------------
BENEFIT PAYMENT OPTIONS   o   Lump sum.

                          o   Installments on a time certain or dollar certain basis.

                          o   Variety of fixed annuity benefit payout options as available under an employer's plan.

------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES       o   Participant loans (if elected by your employer; some restrictions apply).

                          o   Quarterly reports showing:

                              --  transactions in the investment options during the quarter for the employer plan;

                              --  the number of units in the Funds credited to the employer plan; and

                              --  the unit values and/or the balances in all of the investment options as of the end of the quarter.

                          o   Automatic confirmation notice to employer/trustee following the processing of an investment option transfer.

                          o   Annual and semiannual report of the Funds.
------------------------------------------------------------------------------------------------------------------------------------


THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.


For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable. The prospectus and contract should be read carefully before investing. Please feel free to call us if you have any questions.



OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about any of the AXA Equitable annuity contracts.

8 RIA AT A GLANCE -- KEY FEATURES

FEE TABLE

The following tables describe the fees and expenses that you will pay when enrolling in, owning, and surrendering the RIA contract. The tables reflect charges that affect plan balances participating in the Funds through the group annuity contract, as well as charges you will bear directly under your contract. The table also shows charges and expenses of the portfolios of each Trust that you will bear indirectly. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase an annuity payout option or take a loan from the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. We deduct no sales charge at the time you make a contribution, and there are no transfer or exchange fees when you transfer assets among the investment options under the contract.


--------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
 TRANSACTIONS:
--------------------------------------------------------------------------------
Maximum contingent withdrawal charge (as a percentage of Fund
assets)(1)                                                                    6%

Administrative fee if you purchase an annuity payout option                 $175

Loan fee (as a percentage of amount withdrawn as loan principal at the
time the loan is made)                                                        1%

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying
Trust portfolio fees and expenses.




--------------------------------------------------------------------------------
 CHARGE WE DEDUCT FROM YOUR ACCOUNT VALUE
--------------------------------------------------------------------------------
Maximum ongoing operations fee (expressed as an annual percentage)(2)      1.25%




--------------------------------------------------------------------------------
 CHARGES WE DEDUCT EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS IN SEPARATE ACCOUNT NO. 66
--------------------------------------------------------------------------------
Administrative charge (applies only to certain Funds(3) in Separate
Account No. 66)(4)                                                         0.05%




----------------------------------------------------------------------------------------
 POOLED TRUST EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE
----------------------------------------------------------------------------------------
                                                         DIRECT OPERATING
                                   MANAGEMENT FEE(4)     AND OTHER EXPENSES(5)     TOTAL
----------------------------------------------------------------------------------------
AllianceBernstein Common Stock         0.08%                   0.07%               0.15%

AllianceBernstein Mid Cap Growth       0.50%                   0.02%               0.52%

AllianceBernstein Balanced             0.50%                   0.11%               0.61%




--------------------------------------------------------------------------------
 CHARGES WE DEDUCT AT THE END OF EACH MONTH
--------------------------------------------------------------------------------


Annual Optional Participant Recordkeeping
Services Fee(6)                                         $25 per plan participant

--------------------------------------------------------------------------------




A proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option of the Trusts to which plan balances are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2010 charged by any of the portfolios. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concern- ing each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.





--------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2010    Lowest     Highest
(expenses that are deducted from portfolio assets     ------     -------
including management fees, 12b-1 fees,service fees,    0.37%      1.46%
and/or other expenses)(7)




Notes:


(1) The contingent withdrawal charge is waived in certain circumstances. The charge reduces to 2% of the amount withdrawn in the ninth participation year and cannot be imposed after the ninth anniversary of a plan's participation in RIA.
(2) The annual ongoing operations fee is deducted monthly and applied on a decremental scale, declining to 0.50% on the account value over $1,000,000, except for plans that adopted RIA before February 9, 1986.


(3) The Funds that have an Administrative charge are: Multimanager Multi-Sector Bond, EQ/Intermediate Government Bond Index, EQ International Equity Index, EQ/Quality Bond PLUS, EQ/AllianceBernstein Small Cap Growth, EQ/Equity 500 Index and EQ/Money Market.


(4) These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended December 31, 2010. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2011.


(5) These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2010. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2011.

(6) We deduct this fee on a monthly basis at the rate of $2.08 per participant.

(7) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2010 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.



                                                                     FEE TABLE 9

EXAMPLES

These examples are intended to help you compare the cost of investing in the RIA contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses.


The examples below show the expenses (which expenses, including the Optional Participants Recordkeeping Services fee, are directly reflected in the participant's retirement account value) that a hypothetical contract owner would pay in the situations illustrated. For purposes of the two sets of examples below, the ongoing operations fee is computed by reference to the actual aggregate annual ongoing operations fee as a percentage of total assets by employer plans in the RIA annuity contract other than corporate plans, resulting in an estimated ongoing operations fee of $271.18 per $10,000. The examples reflect the $25 annual charge for the Optional Participant Recordkeeping Services.


We assume there is no waiver of the withdrawal charge and that no loan has been taken. The charges used in the examples are the maximum expenses rather than the lower current expenses. The guaranteed interest option is not covered by the fee table and examples. However, the ongoing operations fee, the withdrawal charge, the loan fee, the Optional Participant Recordkeeping Services fee, and the administrative fee if you purchase an annuity payout option do apply to amounts in the guaranteed interest option. These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.



SEPARATE ACCOUNT NO. 66 EXAMPLES:

These examples assume that you invest $10,000 in the Funds in Separate Account No. 66 under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the highest and lowest fees and expenses of any of the available portfolios (before expense limitations) of each Trust. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


SEPARATE ACCOUNT NO. 66



------------------------------------------------------------------------------------------------------------------------------------
                                                                                       IF YOU ANNUITIZE AT THE END OF THE APPLI-
                                                                                         CABLE TIME PERIOD, AND SELECT A NON-LIFE
                                           IF YOU SURRENDER YOUR CONTRACT AT THE END     CONTINGENT PERIOD CERTAIN ANNUITY OPTION
                                                 OF THE APPLICABLE TIME PERIOD                 WITH LESS THAN FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                            1 year    3 years   5 years   10 years        1 year   3 years   5 years   10 years
------------------------------------------------------------------------------------------------------------------------------------
(a)  assuming maximum fees and expenses of
     any of the Portfolios                  $1,186    $2,246    $3,289    $5,687          $767     $1,934    $3,082    $5,862
------------------------------------------------------------------------------------------------------------------------------------
(b)  assuming minimum fees and expenses of
     any of the Portfolios                  $1,082    $1,947    $2,815    $4,844          $655     $1,619    $2,586    $5,019
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                          IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                            THE END OF THE APPLICABLE TIME PERIOD
----------------------------------------------------------------------------------------
                                            1 year   3 years   5 years   10 years
----------------------------------------------------------------------------------------
(a)  assuming maximum fees and expenses of
  any of the Portfolios                     $592     $1,759    $2,907    $5,687
----------------------------------------------------------------------------------------
(b)  assuming minimum fees and expenses of
  any of the Portfolios                     $480     $1,444    $2,411    $4,844
----------------------------------------------------------------------------------------



POOLED SEPARATE ACCOUNT EXAMPLES:


These examples assume that you invest $10,000 in the Funds in the Pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    IF YOU ANNUITIZE AT THE END OF THE APPLI-
                                                                                    CABLE TIME PERIOD, AND SELECT A NON-LIFE
                                      IF YOU SURRENDER YOUR CONTRACT AT THE END     CONTINGENT PERIOD CERTAIN ANNUITY OPTION
                                            OF THE APPLICABLE TIME PERIOD                  WITH LESS THAN FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                       1 year    3 years   5 years   10 years         1 year   3 years   5 years   10 years
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced             $1,100    $1,999    $2,899    $4,998           $675     $1,674    $2,674    $5,173

AllianceBernstein Common Stock         $1,056    $1,871    $2,694    $4,620           $628     $1,539    $2,459    $4,795

AllianceBernstein Mid Cap Growth       $1,091    $1,974    $2,859    $4,925           $666     $1,648    $2,632    $5,100
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                          IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                            THE END OF THE APPLICABLE TIME PERIOD
----------------------------------------------------------------------------------------
                                           1 year   3 years   5 years   10 years
----------------------------------------------------------------------------------------
AllianceBernstein Balanced                 $500     $1,499    $2,499    $ 4,998

AllianceBernstein Common Stock             $453     $1,364    $2,284    $ 4,620

AllianceBernstein Mid Cap Growth           $491     $1,473    $2,457    $ 4,925
----------------------------------------------------------------------------------------



CONDENSED FINANCIAL INFORMATION

Please see the Appendix at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2010.


FINANCIAL STATEMENTS OF THE FUNDS


Each Fund is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Funds are contained in the SAI. The financial statements for the portfolios of each Trust are included in the SAI for each Trust.


10 FEE TABLE

1. RIA FEATURES AND BENEFITS



--------------------------------------------------------------------------------

INVESTMENT OPTIONS

We offer various investment options under RIA, including the Funds and the guaranteed interest option. Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. The maximum number of active investment options that can be available under any RIA annuity contract at any time is 25. We cannot assure you that any of the Funds will meet their investment objectives.

You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund.



THE ALLIANCEBERNSTEIN BALANCED FUND


OBJECTIVES

The Balanced Fund (Separate Account No. 10) (the "Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Fund will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.


INVESTMENT STRATEGIES


The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Advisor's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The US Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on our firm's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/ least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, our most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations--the output of the research review sessions--into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.


The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio's non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities ("CMBS"),


                                                   RIA FEATURES AND BENEFITS  11
mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations ("CMOs" ), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated
BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with AXA Equitable guidelines.


Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Adviser.


ASSET ALLOCATION POLICIES

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. However, under extraordinary circumstances, when the Advisor believes that conditions favoring one investment style are compelling, the ranges may expand to 10% of the Portfolio, with AXA Equitable's prior consent. Furthermore, the Advisor reserves the right to modify the rebalancing targets which are based on the Advisor's current quantitative research, should prevailing market conditions and other factors necessitate.



--------------------------------------------------------------------------------
 ALLOCATION                                       AXA EQUITABLE'S
PORTFOLIO TYPE        SUB-PORTFOLIO               SPECIFIED TARGET
--------------------------------------------------------------------------------
Global Equity         Global Structured Equity          60%
--------------------------------------------------------------------------------
Total fixed and money                                   40%
market instruments:

o  Fixed              o  35%-US Core
                         Fixed Income

o  Money market       o  5%-Cash
   instruments
--------------------------------------------------------------------------------



RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Balanced Fund specifically.

THE ALLIANCEBERNSTEIN COMMON STOCK FUND


OBJECTIVE

The investment objective of the AllianceBernstein Common Stock Fund (Separate Account No. 4) is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the risk profile performance of the Index on an annualized basis.


INVESTMENT STRATEGIES


The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund will take place in June after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.


AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if they provide a more cost-effective alternative than transacting in the cash market.


The Fund is valued daily.



RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Common Stock Fund specifically.


THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND


OBJECTIVE

The AllianceBernstein Mid Cap Growth Fund (Separate Account No. 3) seeks to achieve long-term capital growth through a diversified portfolio of equity securities. The account will attempt to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.


INVESTMENT STRATEGIES


The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invested at least 80% of its total assets in the common stock of


12  RIA FEATURES AND BENEFITS
companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer's first offering of a security or class of a security to the public.


The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.


The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Common Stock and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

INVESTMENT MANAGER OF THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS

We manage the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We currently use the personnel and facilities of AllianceBernstein L.P. ("AllianceBernstein") for portfolio management, securities selection and transaction services. We are the majority-owners of AllianceBernstein, a limited partnership. We and AllianceBernstein are each registered investment advisers under the Investment Advisers Act of 1940, as amended.


AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the Funds:




--------------------------------------------------------------------------------
                                            BUSINESS EXPERIENCE
 FUND                   PORTFOLIO MANAGER   FOR PAST 5 YEARS
--------------------------------------------------------------------------------
AllianceBernstein       Alison Martier      Portfolio Manager at
Balanced Fund                               AllianceBernstein
                                            since 1993

--------------------------------------------------------------------------------
                                            BUSINESS EXPERIENCE
 FUND                   PORTFOLIO MANAGER   FOR PAST 5 YEARS
--------------------------------------------------------------------------------
                        Shawn Keegan        Portfolio Manager at
                                            AllianceBernstein
                                            since 2001
                        Greg Wilensky       Portfolio Manager at
                                            AllianceBernstein
                                            since 1996
                        Joshua Lisser       Portfolio Manager at
                                            AllianceBernstein
                                            since 1992
                        Seth Masters        Portfolio Manager at
                                            AllianceBernstein
                                            since 1995
--------------------------------------------------------------------------------
AllianceBernstein       Judith A. De Vivo   Portfolio Manager at
Common Stock Fund                           AllianceBernstein
                                            since 1984
--------------------------------------------------------------------------------
AllianceBernstein Mid   John H. Fogarty     Portfolio Manager at
Cap Growth Fund                             AllianceBernstein
                                            since 1997
--------------------------------------------------------------------------------



The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities of the Funds.


As of December 31, 2010 AllianceBernstein had total assets under management of approximately $478 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

The Investment Committee of our Board of Directors must authorize or approve the securities held in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. Subject to the Investment Committee's broad supervisory authority, our investment officers and managers have complete discretion over the assets of these Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, we allocate investment opportunities among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.



PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS


A description of the policies and procedures with respect to disclosure of the portfolio securities of The AllianceBernstein Balanced Fund, The
AllianceBernstein Common Stock Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 15 days after the month and free of charge by calling 1(866) 642-3127.



FUNDS INVESTING IN THE TRUSTS

The Funds of Separate Account No. 66 invest in corresponding portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios. The table below shows the names of the corresponding portfolios, their investment objectives, and their advisers.

                                                   RIA FEATURES AND BENEFITS  13

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio, if any. The chart below also shows the currently available portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC receives 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The portfolios' sub-advisers and/or their affiliates also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.



------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST
PORTFOLIO NAME              SHARE CLASS   OBJECTIVE                                    SUB-ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR   A             Seeks high total return through a combina-   o   Pacific Investment Management Com-
 BOND                                     tion of current income and capital               pany LLC
                                          appreciation.
                                                                                       o   Post Advisory Group, LLC

                                                                                       o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP      B             Seeks long-term growth of capital.           o   AXA Equitable Funds Management
 VALUE                                                                                     Group, LLC

                                                                                       o   BlackRock Investment Management, LLC

                                                                                       o   Franklin Advisory Services, LLC

                                                                                       o   Horizon Asset Management, Inc.

                                                                                       o   Pacific Global Investment Management
                                                                                           Company
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY     B             Seeks long-term growth of capital.           o   AXA Equitable Funds Management
                                                                                           Group, LLC

                                                                                       o   RCM Capital Management LLC

                                                                                       o   SSgA Funds Management, Inc.

                                                                                       o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST           SHARE
PORTFOLIO NAME               CLASS   OBJECTIVE                                        SUB-ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   IA      Seeks to achieve long-term growth of capital.    o   AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     IB      Seeks to achieve capital appreciation and        o   BlackRock Investment Management, LLC
 EQUITY                              secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          IB      Seeks to achieve long-term capital apprecia-     o   Bridgeway Capital Management Inc.
 RESPONSIBLE                         tion.
                                                                                      o   Calvert Asset Management Company,
                                                                                          Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   IB      Seeks to achieve long-term growth of capital.    o   Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          IB      Seeks to achieve long-term growth of capital.    o   Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          IA      Seeks to achieve a total return before           o   AllianceBernstein L.P.
                                     expenses that approximates the total return
                                     performance of the S&P 500 Index, including
                                     reinvestment of dividends, at a risk level con-
                                     sistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------


14 RIA FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                 SHARE
PORTFOLIO NAME                    CLASS            OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS              IB              Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR             IB              Seeks to achieve long-term capital apprecia-
 EQUITY                                            tion.
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT         IA              Seeks to achieve a total return before
 BOND INDEX                                        expenses that approximates the total return
                                                   performance of the Barclays Capital Interme-
                                                   diate U.S. Government Bond Index, including
                                                   reinvestment of dividends, at a risk level con-
                                                   sistent with that of the Barclays Capital
                                                   Intermediate Government Bond Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS         IB              Seeks to achieve long-term growth of capital.
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX(1)   IA              Seeks to achieve a total return (before
                                                   expenses) that approximates the total return
                                                   performance of 40% DJ EuroSTOXX 50
                                                   Index, 25% TOPIX Index, and 10% S&P/ASX
                                                   200 Index, including reinvestment of divi-
                                                   dends, at a risk level consistent with that of
                                                   the composite index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE PLUS        IB              Seeks to provide current income and long-
                                                   term growth of income, accompanied by
                                                   growth of capital.
-------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE                  IB              Seeks to achieve long-term capital appreciation.
  OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS             IB              Seeks to achieve long-term growth of capital
                                                   with a secondary objective to seek reason-
                                                   able current income. For purposes of this
                                                   Portfolio, the words "reasonable current
                                                   income" mean moderate income.
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX          IB              Seeks to achieve a total return before
                                                   expenses that approximates the total return
                                                   performance of the Russell 1000 Growth
                                                   Index, including reinvestment of dividends at
                                                   a risk level consistent with that of the Russell
                                                   1000 Growth Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS           IB              Seeks to provide long-term capital growth.
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST
PORTFOLIO NAME                       SUB-ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS                o   AXA Equitable Funds Management
                                         Group, LLC

                                     o   BlackRock Capital Management, Inc.

                                     o   BlackRock Investment Management, LLC

------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR               o   AXA Equitable Funds Management
 EQUITY                                  Group, LLC

                                     o   BlackRock Investment Management, LLC

                                     o   Morgan Stanley Investment Manage-
                                         ment, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT           o   SSgA Funds Management, Inc.
 BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS           o   AXA Equitable Funds Management
                                         Group, LLC

                                     o   BlackRock Investment Management, LLC

                                     o   Hirayama Investments, LLC

                                     o   Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX(1)     o   AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE PLUS          o   AXA Equitable Funds Management
                                         Group, LLC

                                     o   BlackRock Investment Management, LLC

                                     o   Northern Cross, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE                    o   J.P.Morgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS               o   AXA Equitable Funds Management
                                         Group, LLC
                                     o   BlackRock Investment Management, LLC

                                     o   Institutional Capital LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX            o   AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS             o   AXA Equitable Funds Management
                                         Group, LLC
                                     o   BlackRock Investment Management, LLC
                                     o   Marsico Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------


                                                    RIA FEATURES AND BENEFITS 15

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST        SHARE
PORTFOLIO NAME           CLASS    OBJECTIVE                                       SUB-ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS   IA      Seeks to achieve long-term growth of capital.   o   AllianceBernstein L.P.

                                                                                  o   AXA Equitable Funds Management
                                                                                      Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX          IB      Seeks to achieve a total return before          o   SSgA Funds Management, Inc.
                                  expenses that approximates the total return
                                  performance of the S&P Mid Cap 400 Index,
                                  including reinvestment of dividends, at a risk
                                  level consistent with that of the S&P Mid Cap
                                  400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS     IB      Seeks to achieve long-term capital apprecia-    o   AXA Equitable Funds Management
                                  tion.                                               Group, LLC

                                                                                  o   BlackRock Investment Management, LLC

                                                                                  o   Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET           IA      Seeks to obtain a high level of current         o   The Dreyfus Corporation
                                  income, preserve its assets and maintain
                                  liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS      IA      Seeks to achieve high current income consis-    o   AllianceBernstein L.P.
                                  tent with moderate risk to capital.
                                                                                  o   AXA Equitable Funds Management
                                                                                      Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH   IB      Seeks to achieve long-term capital apprecia-    o   T. Rowe Price Associates, Inc.
 STOCK                            tion and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA      IB      Seeks to achieve long-term capital growth.      o   Wells Capital Management, Inc.
 GROWTH(2)
------------------------------------------------------------------------------------------------------------------------------------




(1) This is the Portfolio's new name, effective on or about May 20, 2011, subject to regulatory approval. The Portfolio's former name was EQ/AllianceBernstein International.

(2) This is the Portfolio's new name, effective on or about May 20, 2011, subject to regulatory approval. The Portfolio's former name was EQ/Wells Fargo Advantage.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-967-4560.


16 RIA FEATURES AND BENEFITS

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.


The risk factors associated with an investment in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the prospectuses for each Trust for risk factors and investment techniques associated with the portfolios in which the other Funds invest.


RISK FACTORS -- ALLIANCEBERNSTEIN COMMON STOCK, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER-SIZED COMPANIES. The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium-sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller-sized companies. The securities of small and medium-sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.


The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium-sized companies. This is due to the greater business risks of small-size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $15 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small and medium-sized companies have a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.


NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund -- and, therefore, the value of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). A decline in prevailing interest rates generally will increase the value of the securities held by the AllianceBernstein Balanced Fund, while an increase in prevailing interest rates usually reduces the value of the AllianceBernstein Balanced Fund's holdings. As a result, interest rate fluctuations will affect the value of the AllianceBernstein Balanced Fund's units, but will not affect the income received from the Fund's current portfolio holdings. Moreover, convertible securities, which may be in the AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the United States involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein, Mid Cap Growth and Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund's foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Balanced and the AllianceBernstein Mid Cap Growth Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Common Stock Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

RISKS OF INVESTMENT STRATEGIES. Due to the AllianceBernstein Mid Cap Growth Fund's aggressive investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.


RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN COMMON STOCK FUND

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the Fund may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error." The Fund attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.



                                                   RIA FEATURES AND BENEFITS  17

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BALANCED FUND

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse economic conditions or changing circumstances than those rated A or higher, but we regard these lower-rated bonds as having an adequate capacity to pay principal and interest.



CHANGE OF INVESTMENT OBJECTIVES


We can change the investment objectives of the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Insurance Department approves the change.

The investment objectives of the portfolios of the Trusts may be changed by the Board of Trustees of each Trust without the approval of shareholders. See "Voting rights" under "More information" later in this prospectus.


GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.

The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate. After we credit the interest, we deduct certain charges and fees.

We credit interest through and allocate interest on the date of any transfer or withdrawal transaction. We credit interest each day of the month to the account value in the guaranteed interest account at the beginning of the day at a daily rate equivalent to the guaranteed interest rate that applies to those amounts.


CURRENT AND MINIMUM INTEREST RATES

Except as described below, the "current rate" is the rate of interest that we actually credit to amounts in the guaranteed interest option for any given calendar year. We declare current rates for each class of employer plan that is using the RIA annuity contract as its funding vehicle before the beginning of each calendar year. In addition to the current rate, we declare "minimum rates" for the next two calendar years. The minimum interest rates will never be lower than 4%.

The current interest rate for 2011 and the minimum interest rates for 2012 and 2013 guaranteed for each class are stated in the proposal documents submitted to sponsors of prospective RIA employer plans. The establishment of new classes will not decrease the rates that apply to employer plans already assigned to a previous class. The effective current rate for 2012 and the minimum rates effective for calendar year 2013 and 2014 will be declared in December 2011.


CLASSES OF EMPLOYER PLANS

We assigned an employer plan to a "class" of employer plans upon its participation in the Master Retirement Trust in order to help us determine the current and minimum guaranteed rates of interest that apply for the employer plan participating in the guaranteed interest option under the RIA annuity contract. The initial class of employer plans to which an employer plan was assigned depended on the date the plan was adopted.


REVISED INTEREST RATES

All of the following conditions must exist for us to declare a revised rate:

o on the date of the allocation, the "current" guaranteed interest rate with respect to the employer plan's guaranteed interest option that would otherwise apply, exceeds the benchmark treasury rate by at least 0.75%; and

o prior allocations to the guaranteed interest option for the employer plan during that calendar year equal or exceed 110% of the average annual allocations to the guaranteed interest option for the employer plan during the three immediately preceding calendar years.


18  RIA FEATURES AND BENEFITS

2. HOW WE VALUE YOUR ACCOUNT VALUE



--------------------------------------------------------------------------------

FOR THE FUNDS. When you invest in a Fund, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.

--------------------------------------------------------------------------------
Generally, our "business day" is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.
--------------------------------------------------------------------------------
On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, adjusted for any Fund's units cancelled from your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, make a transfer, or request some other transaction that involves moving assets into or out of that Fund.


FOR THE GUARANTEED INTEREST OPTION. The value of any investment in the guaranteed interest option is, at any time, the total contributions allocated to the guaranteed interest option, plus the interest earned, less (i) withdrawals to make employer plan benefit payments, (ii) withdrawals to make other employer plan withdrawals (including loans) and (iii) charges and fees provided for under the contracts.



HOW WE DETERMINE THE UNIT VALUE

When contributions are invested in the Funds, the number of units outstanding attributable to each Fund is correspondingly increased; and when amounts are withdrawn from one of these Funds, the number of units outstanding attributable to that Fund is correspondingly decreased.


For the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the unit values reflect investment performance and investment management and financial accounting fees. We determine the respective unit values for these Funds by multiplying the unit value for the preceding business day by the net investment factor for that subsequent day. We determine the net investment factor as follows:


o First, we take the value of the Fund's assets at the close of business on the preceding business day.

o Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which the net investment factor is being determined.

o Then, we subtract the capital losses, realized and unrealized, and investment management and financial accounting fees charged to the Fund during that business day.

o Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.


Prior to June 1, 1994, for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the investment management and financial accounting fees were deducted monthly from employer plan balances in these Funds.

For a Fund of Separate Account No. 66, the unit value for any business day together with any preceding non-business days ("valuation period") is equal to the unit value for the preceding valuation period multiplied by the net investment factor for that Fund for that valuation period. The net investment factor for a valuation period is:

                                       a
                                     (----) - c
                                       b

where:


(a) is the value of the Fund's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the Fund for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and other expenses of each Trust.


(b) is the value of the Fund's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts are allocated or withdrawn for that valuation period).

(c) is the daily factor for the separate account administrative charge multiplied by the number of calendar days in the valuation period.


HOW WE VALUE THE ASSETS OF THE FUNDS


Assets of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are valued as follows:


o Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

o Foreign securities not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

o United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

o Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

o Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.


                                             HOW WE VALUE YOUR ACCOUNT VALUE  19

o Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

o Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

o Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.



FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectuses for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.


20  HOW WE VALUE YOUR ACCOUNT VALUE

3. TRANSFERS




--------------------------------------------------------------------------------


TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described below. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

The following section describes transfer limitations that apply, under certain situations, to amounts transferred out of the guaranteed interest option during the calendar quarter in which the request is made and the three preceding calendar quarters ("transfer period").

PARTICIPANT-DIRECTED PLANS. Under these plans, the contract owner has instructed us to accept the plan trustee's allocations that are in accordance with the plan participants' directions. If the employer elects to fund the employer plan with the guaranteed interest option and the EQ/Money Market, EQ/Intermediate Government Bond Index, EQ/Quality Bond PLUS or Multimanager Multi-Sector Bond Funds, during any transfer period, the following limitations apply:


For plans electing the optional participant recordkeeping services ("PRS"), the maximum amount that may be transferred by the trustee on behalf of a participant from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the participant had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts transferred out of the guaranteed interest option during the prior calendar year on the participant's behalf. Generally, this means that new participants will not be able to direct the trustee to transfer amounts out of the guaranteed interest option during the first calendar year of their participation under the contract.

If assets have been transferred from another funding vehicle by the employer, then the participant, for the transfer period in which the transfer occurred, may direct the trustee to transfer to the Funds up to 25% of such transferred amount that the participant initially allocated to the guaranteed interest option.

For plans not electing the PRS, the maximum amount that may be transferred from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the employer plan had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts the employer plan transferred out of the guaranteed interest option during the prior calendar year. The employer plan is responsible for monitoring this transfer limitation. PRS is discussed in "Optional participant recordkeeping services" later in this prospectus.

If assets have been transferred from another funding vehicle by the employer, then the trustee on behalf of the participant, for the transfer period in which the transfer occurred, may transfer to the Funds up to 25% of such transferred amount that was initially allocated to the guaranteed interest option.

From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions.


TRUSTEE-DIRECTED PLANS. Transfers of accumulated amounts among the investment options will be permitted as determined by us in our sole discretion only and subject to our rules then in effect.



DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing"organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund or portfolio investments may impede efficient Fund or portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Fund or portfolio manager to effect more frequent purchases and sales of Fund or portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Fund or portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the Fund or under-


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the Fund or under-

                                                                   TRANSFERS  21
lying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all participants.


We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the participant explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the participant is identified a second time as engaged in potential disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews participant's trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph. We may change those policies and procedures, and any new or revised policies or procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the participant.

Participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some participants may be treated differently than others, resulting in the risk that some participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


22  TRANSFERS

4. ACCESS TO YOUR ACCOUNT VALUE



--------------------------------------------------------------------------------

PARTICIPANT LOANS

Contract withdrawals to make participant loans are available under RIA, if the employer plan permits them. Participants must apply for a plan loan through the employer plan. The plan administrator is responsible for administering the loan program. Loans are subject to restrictions under federal tax rules and ERISA. See "Tax information" later in this prospectus.

Below we briefly summarize some of the important terms of the loan provisions under RIA. A more detailed discussion is provided in the SAI under "Loan provisions."

Generally, all loan amounts must be taken from the guaranteed interest option. The participant must pay the interest as required by federal income tax rules. All repayments are made back into the guaranteed interest option. If the participant fails to repay the loan when due, the amount of the unpaid balance may be subject to a contingent withdrawal charge, taxes, and additional penalty taxes. Interest paid on a retirement plan loan is not deductible.

The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances attributable to the plan participant in all the investment options. We also charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. In addition, while the maximum amount of a loan under the Contract is 90% of the balances attributable to the plan participant, the amount of the loan to a participant under the plan is limited by federal tax rules. Those rules will limit the amount of a loan the participant may withdraw under the Contract.


CHOOSING BENEFIT PAYMENT OPTIONS

RIA offers a variety of benefit payment options, subject to the provisions of an employer's plan. Plan participants should consult their employer for details. An employer's plan may allow a choice of one or more of the following forms of distribution:

o   purchase of one of our annuities;

o   lump sum distribution;

o use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

o   permitted cash withdrawals.

Subject to the provisions of your plan, RIA makes available the following forms of fixed annuities:

o   life annuity;

o   life annuity - period certain;

o   life annuity - refund certain;

o   period certain annuity; and

o   qualified joint and survivor life annuity.

All of the forms outlined above (with the exception of the qualified joint and survivor life annuity) are available as either single or joint life annuities. We also offer other annuity forms not outlined here. The distribution will be in the form of a life annuity or another form offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The various fixed annuities we offer under RIA are described in greater detail in the SAI under "Annuity benefits." As a general matter, the minimum amount that can be used to purchase any type of annuity, net of all applicable charges and fees, is $3,500. An annuity administrative fee of $175 will be deducted from the amount used to purchase an annuity.

We require that the amount of any benefit distribution from an employer plan that uses RIA as a partial investment funding vehicle be in proportion to the amount of plan assets held in RIA, unless we and the plan trustees specifically agree in writing to some other method.

Requests for cash distributions must be made to us on an aggregate basis opposed to a participant-by-participant basis, except for employer plans using the PRS discussed in "Optional participant recordkeeping services" later in this prospectus. Cash withdrawals by a plan participant prior to retirement may give rise to contingent withdrawal charges, and tax penalties or other adverse tax consequences. See "Tax information" later in this prospectus.

We make distribution checks payable to the trustees of the plan. The plan trustees are responsible for distribution of Funds to the participant or other payee and for any applicable federal and state income tax withholding and reporting. See "Tax information" later in this prospectus.

RIA does not have separate disability or death benefit provisions. All disability and death benefits are provided in accordance with the employer plan.

                                                ACCESS TO YOUR ACCOUNT VALUE  23

5. RIA



--------------------------------------------------------------------------------

This section explains RIA in further detail. It is intended for employers who use RIA, but contains information of interest to plan participants as well. Plan participants should, of course, understand the provisions of their plan that describes their rights in more specific terms.

RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Code. Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally must also meet the requirements of ERISA.


RIA consists of two group annuity contracts ("contracts") issued by AXA Equitable, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services ("PRS") agreement. RIA had $62.9 million in assets as of December 31, 2010.


Our service consultants are available to answer your questions about RIA. Please contact us by using the telephone number or addresses listed under "How to reach us - Information on joining RIA " earlier in this prospectus.


SUMMARY OF PLAN CHOICES OF RIA

RIA is used:

o as the exclusive funding vehicle for the assets of an employer plan. Under this option, the annual amount of plan contributions must be at least $10,000. We call this type of plan an "exclusive funding employer plan"; or

o as a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year must be at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. We call this type of plan a "partial funding employer plan." We do not offer the guaranteed interest option with a partial funding employer plan. A partial funding agreement with us was required to use this partial funding employer plan.

An exclusive funding employer plan may not change its participation basis to that of a partial funding employer plan, or vice versa, unless the underwriting and other requirements referred to above are satisfied and approved by us. We reserve the right to impose higher annual minimums for certain plans. We will give you advance notice of any such changes.

You have the choice of using RIA with two types of plans. You may use RIA for:

o participant-directed employer plans, which permit participants to allocate contributions and transfer account accumulations among the investment options; or

o trustee-directed employer plans, which permit these types of investment decisions to be made only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.

At our sole discretion, a trustee-directed plan may change its participation basis to a participant-directed plan.


MAKING THE RIGHT CHOICES FOR YOUR PLAN DEPENDS ON YOUR OWN SET OF
CIRCUMSTANCES. WE RECOMMEND THAT YOU REVIEW ALL CONTRACTS AND TRUST, PARTICIPATION AND RELATED AGREEMENTS WITH YOUR LEGAL AND TAX COUNSEL.


HOW TO MAKE CONTRIBUTIONS

REGULAR CONTRIBUTIONS. Contributions may be made by check or by wire transfer. All contributions under an employer plan should be sent to the address under "For contributions checks only" in "How to reach us" earlier in this prospectus. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. Third-party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


Contributions are normally credited on the business day that we receive them. Contributions are only accepted from the employer or plan trustee.

There is no minimum amount for each contribution where employer plan contributions are made on a basis more frequent than annually. The total amount of contributions under an employer plan is limited by law. See "Tax information" later in this prospectus.

To make a rollover or transfer to an existing RIA Plan, funds must be in cash. Therefore, any assets accumulated under another existing plan will have to be liquidated for cash.


SELECTING INVESTMENT OPTIONS

You can select from the investment options available under the contracts. The maximum number of active options you may select at any time is 25. Plan participant choices will be limited to the investment options selected. If the Plan is intended to comply with the requirements of ERISA Section 404(c), the employer or the plan trustee is responsible for making sure that the investment options chosen constitute a broad range of investment choices as required by the Department of Labor ("DOL") Section 404(c) regulations.

Generally, for participant-directed plans, if you intend for your plan to comply with ERISA Section 404(c), you should, among other things:

o select the EQ/Money Market Fund if you select any of the EQ/Intermediate Government Bond Index, EQ/Quality Bond PLUS, or Multimanager Multi-Sector Bond Funds; or

o select the guaranteed interest option if you do not select any of the EQ/Money Market, EQ/Intermediate Government Bond Index, EQ/Quality Bond PLUS, Multimanager Multi-Sector Bond or EQ/AllianceBernstein Small Cap Growth Funds.


24  RIA

If you select any of the EQ/Money Market, EQ/Intermediate Government Bond Index, EQ/Quality Bond PLUS or Multimanager Multi-Sector Bond Funds and the guaranteed interest option, certain restrictions will apply to transfers out of the guaranteed interest option.



ALLOCATING PROGRAM CONTRIBUTIONS

We allocate contributions to the investment options in accordance with the allocation instructions provided to us by the plan trustee or the individual who the plan trustee has previously authorized in writing. Allocations may be made by dollar amounts or in any whole number percentages that total 100%.

Allocation changes may be made without charge, but may be subject to employer plan provisions that may limit or disallow such movements.

                                                                         RIA  25

6. DISTRIBUTIONS



--------------------------------------------------------------------------------

Keep in mind two sets of rules when considering distributions or withdrawals from RIA. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan, which are not described here.

Moreover, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and the SAI. The participant should discuss his or her options with a qualified financial adviser. Our service consultants also can be of assistance. Certain plan distributions may be subject to a contingent withdrawal charge, federal income tax, and penalty taxes. See "Charges and expenses" and "Tax information" later in this prospectus.

AMOUNTS IN THE FUNDS. These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of each Trust, as applicable. See "When we pay proceeds" later in this prospectus.

AMOUNTS IN THE GUARANTEED INTEREST OPTION. These are generally available for distribution at any time, subject to the provisions of your plan. A deferred payout provision, however, applies to trustee-directed employer plans which are terminating their RIA contract. Under that provision, we can defer payment of the employer plan balance held in the guaranteed interest option, less the contingent withdrawal charge, by paying out the balance in six installments over five years. During the deferred payout period, we credit the balances upon which we defer payment with the current interest rate declared for each year. We also continue to deduct the ongoing operations fee monthly from the balance during the deferred payout period.


When we impose the deferred payout provision, any trustee-directed employer plan benefits becoming due during the deferred payout period will not be paid from the employer plan balance in the guaranteed interest option. If, however, sufficient funds are available, the benefits would be paid from the new funding vehicle for the trustee-directed employer plan.

Participant-directed employer plans are not subject to the deferred payout provision.


26  DISTRIBUTIONS

ILLUSTRATION OF DEFERRED PAYOUT PROVISION


             Transaction Date                        End of Year 1                    End of Year 2
-------------------------------------------------------------------------------------------------------------
 guaranteed interest option                 Balance 1                        Balance 2
 Plan Assets                                + Interest                       + Interest
- Withdrawal Charge                         - Operations Fee                 - Operations Fee
---------------------------                 ----------------                 ----------------
Distribution Amount 1                       Distribution Amount 2            Distribution Amount 3
Dist. Amt. 1                = 1st Payment   Dist. Amt. 2     = 2nd Payment   Dist. Amt. 3     = 3rd Payment
---------------------------                 ----------------                 ----------------
        6                                          5                                4
Dist. Amount 1                              Dist. Amount 2                   Dist. Amount 3
- 1st Payment                               - 2nd Payment                    - 3rd Payment
---------------------------                 ----------------                 ----------------
     Balance 1               ->                    Balance    ->                    Balance    ->



                                     End of Year 3                    End of Year 4              End of Year 5
---------------------------------------------------------------------------------------------------------------------
 guaranteed interest option    Balance 3                        Balance 4                        Balance 5
 Plan Assets                   + Interest                       + Interest                       + Interest
- Withdrawal Charge            - Operations Fee                 - Operations Fee                 - Operations Fee
---------------------------    ----------------                 ----------------                 -------------------
Distribution Amount 1          Distribution Amount 4            Distribution Amount 5            Final Distribution
Dist. Amt. 1                   Dist. Amt. 4     = 4th Payment   Dist. Amt. 5     = 5th Payment
---------------------------    ----------------                 ----------------
        6                             3                                2
Dist. Amount 1                 Dist. Amount 4                   Dist. Amount 5
- 1st Payment                  - 4th Payment                    - 5th Payment
---------------------------    ----------------                 ----------------
     Balance 1              ->        Balance    ->                    Balance    ->


                                                                DISTRIBUTIONS 27

7. OPTIONAL PARTICIPANT RECORDKEEPING SERVICES



--------------------------------------------------------------------------------

SERVICES PROVIDED. If you elected the participant recordkeeping services program ("PRS"), we:


o establish an individual participant account for each participant covered by your plan based on data you provide;

o receive and deposit contributions on behalf of participants to individual participant accounts;

o maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant's proportionate values in the plan;

o provide to you individual participant's reports reflecting the activity in the individual participant's proportionate interest in the plan; and

o process transfers and distributions of the participant's portion of his or her share of the employer plan assets among the investment options as you instruct.

You are responsible for providing AXA Equitable with required information and for complying with our procedures relating to the PRS program. We will not be liable for errors in recordkeeping if the information you provide is not provided on a timely basis or is incorrect. The plan administrator retains full responsibility for the income tax withholding and reporting requirements including required notices to the plan participants, as set forth in the federal income tax rules and applicable Treasury Regulations.


INVESTMENT OPTIONS. You must include the guaranteed interest option in the investment options if you select PRS.

FEES. We charge an annual fee of $25 per active participant paid in twelve equal monthly installments of $2.08. We deduct the fee from the amounts attributable to each individual participant at the end of each month by means of a reduction of units or a cash withdrawal from the guaranteed interest option. We retain the right to change the fee upon 30 days' notice to the employer. See "Charges and expenses" later in this prospectus.

ENROLLMENT. Enrollment of your plan in PRS is no longer available.


28  OPTIONAL PARTICIPANT RECORDKEEPING SERVICES

8. CHARGES AND EXPENSES




--------------------------------------------------------------------------------

You will incur two general types of charges under RIA:

(1) Charges reflected as reductions in the unit values of the Funds which are recorded as expenses of the Fund. These charges apply to all amounts invested in RIA, including installment payout option payments.

(2) Charges stated as a defined percentage or fixed dollar amount and deducted by reducing the number of units in the appropriate Funds and the dollars in the guaranteed interest option.


We make no deduction from your contributions for sales expenses.


CHARGES REFLECTED IN THE UNIT VALUES


INVESTMENT MANAGEMENT AND ACCOUNTING FEES

The computation of unit values for the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees we charge for investment management and accounting. We receive fees for investment management and financial accounting services we provide for these Funds, as well as a portion of our related administrative costs. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2010. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2011.


DIRECT OPERATING AND OTHER EXPENSES

In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain expenses related to the ongoing operations of the Funds.


ADMINISTRATIVE CHARGE FOR CERTAIN OF THE FUNDS OF SEPARATE ACCOUNT NO. 66

We make a daily charge at an annual rate of 0.05% of the assets invested in certain of the Funds of Separate Account No. 66 as indicated under the "Fee Table" earlier in this prospectus. The charge is designed to reimburse us for our costs in providing administrative services in connection with the contracts.


INDIRECT EXPENSES BORNE BY THE FUNDS

ANNUAL PORTFOLIO OPERATING EXPENSES. The Funds that invest in portfolios of the Trusts are indirectly subject to investment advisory and other expenses charged against assets of their corresponding portfolios. These expenses are described in the prospectuses for the Trusts.


CHARGES WHICH REDUCE THE NUMBER OF UNITS

CONTINGENT WITHDRAWAL CHARGE


We may impose a contingent withdrawal charge ("CWC") against withdrawals made from any of the Funds or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. The CWC is designed to recover the unamortized sales and promotion expenses and initial enrollment expenses incurred by us.

We will not apply a CWC against amounts withdrawn for the purpose of making benefit distribution payments unless such withdrawals are made (i) on or after the date of discontinuance of an employer plan's participation in RIA or (ii) as a result of a full or partial termination, within the meaning of applicable Internal Revenue Service ("IRS") or court interpretations.

We will apply a CWC against amounts withdrawn for purposes of making benefit payments to participants who terminated employment either voluntarily or involuntarily, but only when such terminations are attributable to (i) the employer's merger with another company, (ii) the sale of the employer or (iii) the bankruptcy of the employer which leads to the full or partial termination of the plan or the discontinuance of the employer plan's participation in RIA.

We do not apply a CWC on transfers between the investment options. However, we do apply a CWC to withdrawals from RIA for the purpose of transferring to another funding vehicle under the employer plan, unless an officer of AXA Equitable agrees, in writing, to waive this charge. We do not consider withdrawals from RIA for the purpose of paying plan expenses or the premium on a life insurance policy, including one held under the employer plan, to be in-service withdrawals or any other type of benefit distribution. These withdrawals are subject to the CWC.

The amount of any CWC is determined in accordance with the rate schedule set forth below. We include outstanding loan balances in the plan's assets for purposes of assessing the CWC.

--------------------------------------------------------------------------------
    WITHDRAWAL IN
 PARTICIPATION YEARS   CONTINGENT WITHDRAWAL CHARGE
--------------------------------------------------------------------------------
        1 or 2           6% of Amount Withdrawn
        3 or 4                     5%
        5 or 6                     4%
        7 or 8                     3%
          9                        2%
     10 and later                  0%
--------------------------------------------------------------------------------

Benefit distribution payments are those payments that become payable with respect to participants under the terms of the employer plan as follows:

1.  as the result of the retirement, death or disability of a participant;

2.  as the result of a participant's separation from service as defined under
    Section 402(d)(4)(A) of the Code;

3. in connection with a loan transaction, if the loan is repaid in accordance with its terms;

4.  as a minimum distribution pursuant to Section 401(a)(9) of the Code;

5.  as a hardship withdrawal pursuant to Section 401(k) of the Code;

6. pursuant to a qualified domestic relations order ("QDRO") under Section 414(p) of the Code, but only if the QDRO specifically requires that the plan administrator withdraw amounts for payment to an alternate payee;


                                                        CHARGES AND EXPENSES  29

7. as a result of an in-service withdrawal attributable to the after-tax contributions of a participant; or

8. as a result of an in-service withdrawal from a profit-sharing plan after meeting a minimum number of years of service and/or participation in the plan, and the attainment of a minimum age specified in the plan.

Prior to any withdrawal from RIA for benefit distribution purposes, AXA Equitable reserves the right to receive from the employer and/or trustees of the plan, evidence satisfactory to it that such benefit distribution conforms to at least one of the types mentioned above.


ONGOING OPERATIONS FEE

The ongoing operations fee is based on the combined net balances (including any outstanding loan balance) of an employer plan in the investment options at the close of business on the last business day of each month. The amount of the ongoing operations fee is determined under the rate schedule that applies to the employer plan. Unless you make other arrangements, we deduct the charge from employer plan balances at the close of business on the last business day of the following month.

Set forth below is the rate schedule for employer plans which adopted RIA after February 9, 1986. Information concerning the rate schedule for employer plans that adopted RIA on or before February 9, 1986 is included in the SAI under "Additional information about RIA."



--------------------------------------------------------------------------------
    COMBINED BALANCE
 OF INVESTMENT OPTIONS   MONTHLY RATE
--------------------------------------------------------------------------------
    First $ 150,000     1/12 of 1.25%
     Next $ 350,000     1/12 of 1.00%
     Next $ 500,000     1/12 of 0.75%
    Next $1,500,000     1/12 of 0.50%
    Over $2,500,000     1/12 of 0.25%
--------------------------------------------------------------------------------



The ongoing operations fee is designed to cover such expenses as contract underwriting and issuance for employer plans, employer plan-level recordkeeping, processing transactions and benefit distributions, administratively maintaining the investment options, commissions, promotion of RIA, administrative costs (including certain enrollment and other servicing costs), systems development, legal and technical support, product and financial planning and part of our general overhead expenses. Administrative costs and overhead expenses include such items as salaries, rent, postage, telephone, travel, office equipment and stationery, and legal, actuarial and accounting fees.


PARTICIPANT RECORDKEEPING SERVICES CHARGE

The PRS is an optional service. If you elected this service, we charge a per participant annual fee of $25. We deduct this fee on a monthly basis at the rate of $2.08 per participant. We determine the amount of the fee for an employer plan at the close of business on the last business day of each month based on the number of participants enrolled with us at that time. Unless you make other arrangements, we deduct this fee from the balances attributable to each participant in the investment options at the close of business on the last business day of the following month. The PRS fee covers expenses incurred for establishing and maintaining individual records, issuing statements and reports for individual employees and employer plans, and processing individual transactions and benefit distributions. We are not responsible for reconciling participants' individual account balances with the entire amount of the employer plan where we do not maintain individual account balances.


LOAN FEE

We charge a loan fee in an amount equal to 1% of the amount withdrawn as loan principal on the date the plan loan is made.



OTHER BILLING ARRANGEMENTS


The ongoing operations and participant recordkeeping services fees can be paid by a direct billing arrangement we have with the employer subject to a written agreement between AXA Equitable and the employer.


INDIVIDUAL ANNUITY CHARGES

ANNUITY ADMINISTRATIVE CHARGE. If a participant elects an annuity payout option, we deduct a $175 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES. We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 1%.



GENERAL INFORMATION ON FEES AND CHARGES

We reserve the right (1) to change from time to time the charges and fees described in this prospectus upon prior notice to the employer and (2) to establish separate fee schedules for requested non-routine administrative services and for newly scheduled services not presently contemplated under the contracts.

30  CHARGES AND EXPENSES

9. TAX INFORMATION



--------------------------------------------------------------------------------

In this section, we briefly outline current federal income tax rules relating to the adoption of the program, contributions to the program and distributions to participants under qualified retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code.

Employer retirement plans that may qualify for tax-favored treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

o   participation, vesting and funding;

o   nondiscrimination;

o   limits on contributions and benefits;

o   distributions;

o   penalties;

o   duties of fiduciaries;

o   prohibited transactions; and

o   withholding, reporting and disclosure.

IT IS THE RESPONSIBILITY OF THE EMPLOYER, PLAN TRUSTEE AND PLAN ADMINISTRATOR TO SATISFY THE REQUIREMENTS OF THE CODE AND ERISA.

This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations thereof. In addition, federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified retirement plans or the legality of fiduciary actions under ERISA. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

Certain tax advantages of tax-qualified retirement plans may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, or federal income tax and withholding rules for non-U.S. taxpayers, inheritance and other similar tax laws). Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase. This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person's plan or contract may vary depending on the facts applicable to that person.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with retirement plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, one should consider the annuity's features and benefits, such as the selection of investment funds and guaranteed interest option and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you select.


IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.


CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan complies with that subsection and its regulations, and if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be severally liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. The plan participant can make and is responsible for the results of his or her own investment decisions.


                                                             TAX INFORMATION  31

Plans that comply with Section 404(c) must provide, among other things, a broad range of investment choices to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance by the plan sponsor with the Section 404(c) and its regulation is completely voluntary.

The RIA Program provides employer plans with the broad range of investment choices and information needed to meet the requirements of Section 404(c) and its regulation. If it is the intention of the plan's sponsor to meet the requirement of Section 404(c), it is the plan's sponsor's responsibility to comply with the requirements of the regulation. AXA Equitable and its agents shall not be responsible if a plan fails to meet the requirements of Section 404(c).

32  TAX INFORMATION

10. MORE INFORMATION



--------------------------------------------------------------------------------


ABOUT CHANGES OR TERMINATIONS

AMENDMENTS. The contracts have been amended in the past and we and the trustee under the Master Trust Agreement may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

We may unilaterally amend or modify the contracts or the Master Retirement Trust without the consent of the employer or plan sponsor, as the case may be, in order to keep the contracts or the Master Retirement Trust in compliance with law.

TERMINATION. We can discontinue offering RIA at any time. Discontinuance of RIA would not affect annuities in the course of payment, but we would not accept further contributions. The employer may elect to maintain investment options balances with us to provide annuity benefits in accordance with the terms of the contracts. The employer may elect to discontinue the participation of the employer plan in RIA at any time upon advance written notice to us.


We may elect, upon written notice to the employer, to discontinue the participation of the employer plan in RIA if (1) the employer fails to comply with any terms of the Master Retirement Trust, (2) the employer fails to make the required minimum contributions, (3) as may be agreed upon in writing between AXA Equitable and the employer if the plan fails to maintain minimum amounts of Funds invested in RIA, or (4) the employer fails to comply with any representations and warranties made by the employer, trustees or employer plan to AXA Equitable in connection with the employer plan's participation in RIA.

At any time on or after the participation of the employer in RIA has been discontinued, we may withdraw the entire amount of the employer plan assets held in the investment options, and pay them to the trustee of the employer plan, subject to our right to defer payout of amounts held in the guaranteed interest option, less any applicable charges and fees and outstanding loan balances.


IRS DISQUALIFICATION

If your plan is found not to qualify under the Code, we can terminate your participation under RIA. In this event, we will withdraw the employer plan balances from the investment options, less applicable charges and fees and any outstanding loan balances, and pay the amounts to the trustees of the plan.


ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Funds for owners of our variable annuity contracts, including our group annuity contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations under the contracts is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in RIA.


We established the AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 1969, and AllianceBernstein Balanced Fund in 1979. We established Separate Account No. 66, which holds the other Funds offered under the contract, in 1997. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Because of exclusionary provisions, none of the Funds is subject to regulation under the Investment Company Act of 1940, as amended ("1940 Act"). The Trusts' shares are purchased by Separate Account No. 66.

ABOUT THE TRUSTS

AXA Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio. AXA Equitable serves as the investment manager of the Trusts. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to class 1B/B shares and other aspects of its operations, appears in the prospectuses for each Trust, which accompany this prospectus, or in their respective SAIs which are available upon request.

ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract, including those that apply to the guaranteed interest options, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.



                                                            MORE INFORMATION  33

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

WHEN WE PAY PROCEEDS

Ordinarily we will apply proceeds to an annuity and make payments or withdrawals out of the investment options promptly after the date of the transaction. However, we can defer payments, apply proceeds to an annuity and process withdrawals from the Funds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We may also defer withdrawals from the plan in installments in order to protect the interests of the other contract holder in a Fund.

WHEN TRANSACTION REQUESTS ARE EFFECTIVE

Transaction requests may be made by the authorized person for the employer plan as shown on our records, in written or facsimile form acceptable to us and signed by the employer. All requests will be effective on the business day we receive a properly completed and signed written or facsimile request for a financial transaction at the RIA service office. Transaction requests received after the end of a business day will be processed the next business day.

We will honor your properly completed transaction requests received via facsimile only if we receive a properly completed transaction form. The request form must be signed by an individual who the plan trustees have previously authorized in writing. We are not responsible for determining the accuracy of a transmission and are not liable for any consequences, including but not limited to, investment losses and lost investment gains, resulting from a faulty or incomplete transmission. If your request form is not properly completed, we will contact you within 24 hours of our receipt of your facsimile.

We will use our best efforts to acknowledge receipt of a facsimile transmission, but our failure to acknowledge or a failure in your receipt of such acknowledgment will not invalidate your transaction request. If you do not receive acknowledgment of your facsimile within 24 hours, contact the RIA service office at the toll free 800 number.

VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the guaranteed interest option. We do, however, have the right to vote shares of the Trusts held by the Funds.

If a Trust holds a meeting of shareholders, we will vote shares of the portfolios of the Trusts allocated to the corresponding Funds in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter's interest in the Funds holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to each Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contractowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contractowners, we will see to it that appropriate action is taken to do so.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under RIA, or the distribution of group annuity contract interests under RIA.


FINANCIAL STATEMENTS


The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-967-4560.



ABOUT THE TRUSTEE

As trustee, JPMorgan Chase Bank serves as a party to the group annuity contracts. It has no responsibility for the administration of RIA or for any distributions or duties under the group annuity contracts.


REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send the employer a report each quarter that shows transactions in the investment options during the quarter for the employer plan, the number of units in the Funds credited to the employer plan, the unit values and the balances in all of the investment options as of the end of the quarter. The employer automatically receives a confirmation notice following the processing of a financial investment option transaction.

The employer will also receive an annual report and a semiannual report containing financial statements of the Funds and a list of the Funds' or Trust's portfolio securities. As permitted by the SEC's rules,


34  MORE INFORMATION
we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by:
(1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's Web site at www.sec.gov.


ACCEPTANCE AND RESPONSIBILITIES

The employer or plan sponsor, as the case may be, was solely responsible for determining whether RIA is a suitable funding vehicle and entered into a participation or installation agreement with us.

Our duties and responsibilities are limited to those described in this prospectus. Except as explicitly set forth in the PRS program, we do not provide administrative services in connection with an employer plan. In addition, no financial professional or firm operated by a financial professional is authorized to solicit or agree to perform plan administrative services in his capacity as a financial professional. If an employer or trustee engages a financial professional to provide administrative support services to an employer plan, the employer or trustee engages that financial professional as its representative rather than AXA Equitable's. WE ARE NOT LIABLE TO ANY EMPLOYER, TRUSTEE OR EMPLOYER PLAN FOR ANY DAMAGES ARISING FROM OR IN CONNECTION WITH ANY PLAN ADMINISTRATION SERVICES PERFORMED OR AGREED TO BE PERFORMED BY A FINANCIAL PROFESSIONAL.


ABOUT REGISTERED UNITS

This prospectus relates to our offering of units of interest in the Funds that are registered under the 1933 Act. Financial data and other information contained in this prospectus may refer to such "registered units," as offered in the RIA program. We also offer units under RIA to retirement plans maintained by corporations or governmental entities (collectively, "corporate plans"). However, because of an exemption under the 1933 Act, these corporate plan units are not registered under the 1933 Act or covered by this prospectus.



ASSIGNMENT AND CREDITORS' CLAIMS

Employers and plan participants cannot assign, sell, alienate, discount or pledge as collateral for a loan or other obligation to any party the employer plan balances and rights under RIA, except to the extent allowed by law for a QDRO as that term is defined in the Code. (This reference to a loan does not apply to a loan under RIA.) Proceeds we pay under our contracts cannot be assigned or encumbered by the payee. We will pay all proceeds under our contracts free from the claims of creditors to the extent allowed by law.



DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Accounts 3, 4, 10 and
66. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable. AXA Advisors is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors is also a distributor for other AXA Equitable life and annuity products.


As of July 9, 2003 the RIA contract is no longer offered as a funding vehicle to new employer plans; however, we continue to support existing RIA contracts, and new participants may continue to be enrolled under existing RIA plans.


AXA Equitable pays compensation to AXA Advisors based on contracts sold. AXA Equitable may also make additional payments to AXA Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to AXA Advisors are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation" ). The contribution-based compensation will generally not exceed 6.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional servicing the contract. The compensation paid by AXA Advisors varies among financial professionals. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.



                                                            MORE INFORMATION  35

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.



COMMISSIONS AND SERVICE FEES WE PAY

Financial professionals who assisted in establishing employer plans in RIA and who are providing necessary services (not including recordkeeping services) are entitled to receive commissions and service fees from us as stated above. Such commissions and fees are not in addition to the fees and charges we describe in "Charges and expenses" earlier in this prospectus. Any service fees we pay to financial professionals are contingent upon their providing service satisfactory to us. While the charges and expenses that we receive from a RIA employer plan initially may be less than the commissions and service fees we pay to financial professionals, we expect that over time those charges and expenses we collect will be adequate to cover all of our expenses.


CERTAIN RETIREMENT PLANS THAT USE RIA MAY ALLOW EMPLOYER PLAN ASSETS TO BE USED IN PART TO BUY LIFE INSURANCE POLICIES RATHER THAN APPLYING ALL OF THE CONTRIBUTIONS TO RIA. Financial professionals will receive commissions on any such AXA Equitable insurance policies at standard rates. These commissions are subject to regulation by state law and are at rates higher than those applicable to commissions payable for placing an employer plan under RIA.


36  MORE INFORMATION

Appendix I: Condensed financial information



--------------------------------------------------------------------------------

These selected per unit data and ratios for the years ended December 31, 2001 through 2010 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under RIA, but not longer than ten years.



SEPARATE ACCOUNT NO. 10 -- POOLED (ALLIANCEBERNSTEIN BALANCED FUND) OF AXA
                             EQUITABLE LIFE INSURANCE COMPANY


INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
                             PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


------------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                 2010        2009        2008        2007          2006        2005        2004           2003
------------------------------------------------------------------------------------------------------------------------------------
Income                        $  5.89     $   5.86    $   7.87    $   7.46      $   6.02    $   4.71    $   3.73       $   3.38

Expenses* (Note B)              (1.17)       (0.91)      (1.22)      (1.70)        (1.72)      (1.35)      (1.11)         (0.97)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income            4.72         4.95        6.65        5.76          4.30        3.36        2.62           2.41

Net realized and unrealized
  gain (loss) on invest-
  ments (Note C)                12.08        32.52      (72.56)       4.91         15.38        8.19       11.77          22.05
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  unit value                    16.80        37.47      (65.91)      10.67         19.68       11.55       14.39          24.46

AllianceBernstein Balanced
  Fund unit value
  (Note A):
Beginning of Period            193.55       156.08      221.99      211.32        191.64      180.09      165.70         141.24
------------------------------------------------------------------------------------------------------------------------------------
End of Period                $ 210.35     $ 193.55    $ 156.08    $ 221.99      $ 211.32    $ 191.64    $ 180.09       $ 165.70
====================================================================================================================================
Ratio of expenses to average
  net assets* (Note B)           0.61%        0.55%       0.63%       0.77%         0.87%       0.73%       0.65%          0.64%

Ratio of net investment
  income to average net
  assets                         2.41%        2.95%       3.38%       2.63%         2.16%       1.84%       1.54%          1.61%

Number of units outstanding
  at end of period              2,056        2,661       3,500       4,677         5,618       6,805       7,241          7,314

Portfolio turnover rate
  (Note D)                         84%          95%         61%        105%          146%        211%        283%           339%
====================================================================================================================================



---------------------------------------------------------
                                  YEAR ENDED DECEMBER 31,
---------------------------------------------------------
                                    2002       2001
---------------------------------------------------------
Income                           $   4.23    $   5.32

Expenses* (Note B)                  (1.01)      (0.96)
---------------------------------------------------------
Net investment income                3.22        4.36

Net realized and unrealized
  gain (loss) on invest-
  ments (Note C)                   (15.74)     (11.48)
---------------------------------------------------------
Net increase (decrease) in
  unit value                       (12.52)      (7.12)

AllianceBernstein Balanced
  Fund unit value
  (Note A):

Beginning of Period                153.76      160.88
---------------------------------------------------------
End of Period                    $ 141.24    $ 153.76
=========================================================
Ratio of expenses to average
  net assets* (Note B)               0.69%       0.62%

Ratio of net investment
  income to average net
  assets                             2.21%       2.81%

Number of units outstanding
  at end of period                  8,071       6,834

Portfolio turnover rate
  (Note D)                            288%        168%
=========================================================


See Notes following tables.

                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-1

SEPARATE ACCOUNT NO. 4 -- POOLED (ALLIANCEBERNSTEIN COMMON STOCK FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY


INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
                             PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


------------------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                  2010        2009        2008         2007        2006         2005          2004          2003
------------------------------------------------------------------------------------------------------------------------------------
Income                         $  11.79    $   9.85    $   5.33     $  5.67     $  5.26      $  3.28     $    2.89     $    2.37

Expenses* (Note B)                (1.07)      (1.56)      (3.55)      (4.40)      (3.91)       (3.68)        (3.28)        (2.63)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income
  (loss)                          10.72        8.29        1.78        1.27        1.35        (0.40)        (0.39)        (0.26)

Net realized and unrealized
  gain (loss) on invest-
  ments (Note C)                 108.38      187.99     (373.59)     103.15       (5.90)       85.09         93.23        159.34
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  unit value                     119.10      196.28     (371.81)     104.42       (4.55)       84.69         92.84        159.08
AllianceBernstein Common
  Stock Fund unit value
  (Note A):

Beginning of Period              704.77      508.49      880.30      775.88      780.43       695.74        602.90        443.82
------------------------------------------------------------------------------------------------------------------------------------
End of Period                  $ 823.87    $ 704.77    $ 508.49    $ 880.30    $ 775.88    $  780.43     $  695.74     $  602.90
====================================================================================================================================
Ratio of expenses to average
  net assets* (Note B)             0.15%       0.27%       0.51%       0.53%       0.52%        0.52%         0.51%         0.52%

Ratio of net investment
  income (loss) to average
  net assets                       1.50%       1.43%       0.24%       0.15%       0.17%       (0.06)%       (0.06)%       (0.05)%

Number of units outstanding
  at end of period                  921       1,449       1,543       1,664       2,058        2,499         2,912         3,370

Portfolio turnover rate
  (Note D)                           30%        119%        106%         60%         55%          49%           60%           51%
====================================================================================================================================


---------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
---------------------------------------------------------------
                                     2002           2001
---------------------------------------------------------------
Income                             $   2.07       $   3.00

Expenses* (Note B)                    (2.68)         (3.38)
Net investment income
  (loss)                              (0.61)         (0.38)

Net realized and unrealized
  gain (loss) on invest-
  ments (Note C)                    (167.05)       (137.26)
---------------------------------------------------------------
Net increase (decrease) in
  unit value                        (167.66)       (137.64)

AllianceBernstein Common
  Stock Fund unit value
  (Note A):

Beginning of Period                  611.48         749.12
---------------------------------------------------------------
End of Period                      $ 443.82       $ 611.48
===============================================================
Ratio of expenses to average
  net assets* (Note B)                 0.52%          0.51%

Ratio of net investment
  income (loss) to average
  net assets                          (0.12)%        (0.06)%

Number of units outstanding
  at end of period                    4,305          5,420

Portfolio turnover rate
  (Note D)                               39%           132%
===============================================================


See Notes following tables.

I-2 APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 3 -- POOLED (ALLIANCEBERNSTEIN MID CAP GROWTH FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY


INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
                             PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


------------------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                   2010          2009          2008           2007           2006          2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Income                          $    1.20     $    1.11     $     0.47     $    0.61      $    1.06     $    0.26     $    0.29

Expenses* (Note B)                  (1.36)        (1.38)         (1.37)        (1.55)         (1.49)        (1.34)        (1.20)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income
  (loss)                            (0.16)        (0.27)         (0.90)        (0.94)         (0.43)        (1.08)        (0.91)

Net realized and unrealized
  gain (loss) on invest-
  ments (Note C)                    78.46         77.85        (133.88)        33.86           4.67         18.50         41.19
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  unit value                        78.30         77.58        (134.78)        32.92           4.24         17.42         40.28

AllianceBernstein Mid Cap
  Growth Fund unit value
  (Note A):

Beginning of Period                240.56        162.98         297.76        264.84         260.60        243.18        202.90
------------------------------------------------------------------------------------------------------------------------------------
End of Period                   $  318.86     $  240.56     $   162.98     $  297.76      $  264.84     $  260.60     $  243.18
====================================================================================================================================
Ratio of expenses to average
  net assets* (Note B)               0.52%         0.73%          0.58%         0.54%          0.57%         0.57%         0.56%

Ratio of net investment
  income (loss) to average
  net assets                        (0.06)%       (0.14)%        (0.38)%       (0.32)%        (0.17)%       (0.46)%       (0.42)%

Number of units outstanding
  at end of period                  1,773         1,954          2,130         2,370          3,016         3,819         4,086

Portfolio turnover rate
  (Note D)                            155%          221%           129%          111%           120%          102%          134%
====================================================================================================================================


------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                   2003          2002          2001
------------------------------------------------------------------------
Income                          $    0.42     $    0.36     $    0.80

Expenses* (Note B)                  (0.87)        (0.83)        (0.96)
Net investment income
  (loss)                            (0.45)        (0.47)        (0.16)

Net realized and unrealized
  gain (loss) on invest-
  ments (Note C)                    82.91        (49.78)       (36.91)
------------------------------------------------------------------------
Net increase (decrease) in
  unit value                        82.46        (50.25)       (37.07)

AllianceBernstein Mid Cap
  Growth Fund unit value
  (Note A):

Beginning of Period                120.44        170.69        207.76
------------------------------------------------------------------------
End of Period                   $  202.90     $  120.44     $  170.69
========================================================================
Ratio of expenses to average
  net assets* (Note B)               0.56%         0.60%         0.54%

Ratio of net investment
  income (loss) to average
  net assets                        (0.28)%       (0.34)%       (0.09)%

Number of units outstanding
  at end of period                  4,858         4,909         5,338

Portfolio turnover rate
  (Note D)                            113%          161%          200%
========================================================================


See Notes following tables.

                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-3

Notes:

A. The values for a registered AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund unit on January 23, 1985, April 8, 1985 and July 7, 1986, the first date on which payments were allocated to purchase registered units in each Fund, were $28.07, $84.15 and $44.82, respectively.
B. Certain expenses under RIA are borne directly by employer plans participating in RIA. Accordingly, those charges and fees discussed in "Charges and expenses" earlier in this prospectus, are not included above and did not affect the Fund unit values. Those charges and fees are recovered by AXA Equitable through an appropriate reduction in the number of units credited to each employer plan participating in the Fund unless the charges and fees are billed directly to and paid by the employer. The dollar amount recovered is included under the caption "From Contractowner Transactions" as administrative fees and asset management fees in the Statement of Changes in Net Assets for each Fund, which appear in the Financial Statements in the SAI. As of June 1, 1994, the annual investment management and financial accounting fee is deducted from the assets of the AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund and is reflected in the computation of their unit values.
C. See Note 2 to Financial Statements of Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled) which appear in the SAI.


D. The portfolio turnover rate excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. The rate stated is the annual turnover rate for the entire Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled).


E. Income, expenses, gains and losses shown above pertain only to employer plans' accumulations attributable to RIA registered units. Other plans and trusts also participate in Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and may have operating results and other supplementary data different from those shown above.
* Amounts shown for the years ended December 31, 2001 to 2009 have been revised to include the impact of direct operating expenses. See Note 8 to the December 31, 2010 financial statements of Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 contained in the SAI.



I-4 APPENDIX I: CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------------------------------------
            SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING
--------------------------------------------------------------------------------------------------------------
                                                2001         2002          2003         2004         2005
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE BERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 100.42    $  90.42       $ 122.39     $ 144.93     $ 167.42
--------------------------------------------------------------------------------------------------------------
Number of units outstanding                    1,519       3,854          4,074        3,017        2,750
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE BERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 138.34    $  96.68       $ 136.53     $ 155.93     $ 174.22
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                      475         593            365          373           99
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 150.76    $ 125.65       $ 164.81     $ 182.26     $ 187.64
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                    1,078         228            192          122          336
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $  93.68    $  78.10       $  99.99     $ 121.64     $ 134.82
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                      459         605            430          129          473
--------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $  88.27    $  64.92       $  83.07     $  86.05     $  93.56
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       --          --             --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $  75.02    $  55.26       $  68.49     $  72.29     $  75.98
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                      448         389            498          492          487
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------------------------
  Unit Value                                  $ 109.33    $  82.36       $ 108.30     $ 120.11     $ 127.38
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                      263         445            320          178          192
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 275.50    $ 214.26       $ 274.41     $ 303.09     $ 317.06
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                    3,528       2,322          1,595        1,365        1,333
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 106.25    $  93.97       $ 123.22     $ 136.17     $ 150.75
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       --          --             --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 123.81    $ 116.49       $ 181.64     $ 224.66     $ 298.30
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                      209         158             66           63           86
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 158.49    $ 172.44       $ 176.49     $ 180.27     $ 182.87
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       --          --             --           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $  82.32    $  69.94       $  92.75     $ 105.37     $ 123.42
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                      301         296            293           --           --
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITES
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 111.68    $  90.40       $ 114.64     $ 127.11     $ 132.10
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                      487         487            472          468          464
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $  87.07    $  68.77       $  83.93     $  93.50     $ 100.22
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                      472         466            415          410          404
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                  2006         2007         2008           2009         2010
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE BERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 207.19     $ 231.96     $ 114.54       $ 145.86     $ 153.78
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                    2,372        1,578        1,116          1,136          645
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE BERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 190.26     $ 222.47     $ 123.37       $ 167.72     $ 223.93
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       61           74           71             96          125
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 226.87     $ 229.55     $ 145.63       $ 189.73     $ 213.04
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       --           --           --             --           --
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 169.44     $ 186.71     $ 106.43       $ 138.63     $ 147.04
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       72           71           19             18           18
--------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $  98.46     $ 110.41     $  60.48       $  79.16     $  89.07
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       --           --           --             --           --
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $  81.60     $  86.07     $  51.29       $  68.44     $  77.30
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                      224          222           --             --           --
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------------------------
  Unit Value                                  $ 142.74     $ 145.10     $  87.55       $ 115.09     $ 133.27
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       --           --           --             --           --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 365.64     $ 384.52     $ 241.50       $ 304.57     $ 349.06
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                    1,190          726          563            481          451
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 164.80     $ 187.95     $ 112.22       $ 143.43     $ 165.32
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       --           --           --             --           --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 408.83     $ 580.61     $ 247.64       $ 371.61     $ 414.17
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       --           --           --             --           --
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 188.96     $ 202.34     $ 210.03       $ 205.66     $ 214.77
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       --           --           --             --           --
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 147.17     $ 169.57     $  93.51       $ 126.55     $ 138.22
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                       --           --           --             --           --
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITES
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 159.01     $ 157.09     $  94.61       $ 125.18     $ 140.60
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                      412          407           40             40           39
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                  $ 113.19     $ 117.59     $  73.61       $  93.12     $ 106.33
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding                      108          107           --             --           --
--------------------------------------------------------------------------------------------------------------




                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-5

       SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING (CONTINUED)

----------------------------------------------------------------------------------------------------
                                            2001        2002        2003        2004        2005
----------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------
  Unit value                              $ 70.55    $  48.57    $  59.84    $  64.86    $  74.54
----------------------------------------------------------------------------------------------------
  Number of units outstanding               1,220       1,226         480         622         710
----------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------
  Unit value                              $114.52    $  75.21    $  97.26    $ 109.53    $ 119.42
----------------------------------------------------------------------------------------------------
  Number of units outstanding               2,173       1,328       1,340       1,478         365
----------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------
  Unit value                              $ 98.39    $  84.97    $ 109.39    $ 124.10    $ 130.84
----------------------------------------------------------------------------------------------------
  Number of units outstanding                 156         158         157         109         111
----------------------------------------------------------------------------------------------------
 EQ/MIDCAP INDEX
----------------------------------------------------------------------------------------------------
  Unit value                              $ 86.96    $  70.90    $ 101.82    $ 118.14    $ 125.66
----------------------------------------------------------------------------------------------------
  Number of units outstanding                 123         496          87          --         334
----------------------------------------------------------------------------------------------------
EQ/MIDCAP VALUE PLUS
----------------------------------------------------------------------------------------------------
  Unit value                              $116.95    $  99.75    $ 132.94    $ 156.66    $ 174.40
----------------------------------------------------------------------------------------------------
  Number of units outstanding                  37         547         405         419         657
----------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------
 Unit value                              $146.56    $ 148.67    $ 149.82    $ 151.28    $ 155.57
----------------------------------------------------------------------------------------------------
  Number of units outstanding                 653       4,189         223         141         140
----------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------
  Unit value                              $172.14    $ 185.72    $ 192.69    $ 200.31    $ 204.72
----------------------------------------------------------------------------------------------------
  Number of units outstanding               3,094       1,262       1,014       1,176       1,319
----------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding                  --          --          --          --          --
----------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
----------------------------------------------------------------------------------------------------
  Unit value                              $ 77.48    $  58.87    $  81.36    $ 487.09    $  90.54
----------------------------------------------------------------------------------------------------
  Number of units outstanding                  16          59          80         100          --
----------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------
  Unit value                              $145.57    $ 141.56    $ 173.86    $ 189.31    $ 195.49
----------------------------------------------------------------------------------------------------
  Number of units outstanding                 464         156         143         158          22
----------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------------------
  Unit value                              $135.90    $ 117.08    $ 160.84    $ 188.35    $ 197.17
----------------------------------------------------------------------------------------------------
  Number of units outstanding                  57         262          62           7         211
----------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --    $ 109.49    $ 121.82
----------------------------------------------------------------------------------------------------
  Number of units outstanding                  --          --          --         367         437
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                            2006        2007        2008         2009        2010
----------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------
  Unit value                             $  74.14    $  84.50    $  53.85     $  73.35    $  85.05
----------------------------------------------------------------------------------------------------
  Number of units outstanding                 796         787         831          889          --
----------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------
  Unit value                             $ 128.71    $ 148.82    $  91.92     $ 123.96    $ 141.87
----------------------------------------------------------------------------------------------------
  Number of units outstanding               1,469       1,608       1,683        1,870          65
----------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------
  Unit value                             $ 158.83    $ 151.76    $  86.50     $ 104.33    $ 117.79
----------------------------------------------------------------------------------------------------
  Number of units outstanding                  --       1,498         940          990         437
----------------------------------------------------------------------------------------------------
 EQ/MIDCAP INDEX
----------------------------------------------------------------------------------------------------
  Unit value                             $ 140.14    $ 151.40    $  76.78     $ 104.63    $ 131.57
----------------------------------------------------------------------------------------------------
  Number of units outstanding                  --          --          --           --          --
----------------------------------------------------------------------------------------------------
 EQ/MIDCAP VALUE PLUS
----------------------------------------------------------------------------------------------------
  Unit value                             $ 196.16    $ 193.03    $ 116.66     $ 158.48    $ 194.08
----------------------------------------------------------------------------------------------------
  Number of units outstanding                   8           8           8            8           8
----------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------
  Unit value                             $ 162.84    $ 170.86    $ 174.81     $ 175.24    $ 175.32
----------------------------------------------------------------------------------------------------
  Number of units outstanding               2,598       2,215         136          135         133
----------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------
  Unit value                             $ 212.99    $ 223.10    $ 208.88     $ 221.89    $ 236.13
----------------------------------------------------------------------------------------------------
  Number of units outstanding                 334         330         108           92          91
----------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------
  Unit value                                   --    $  10.04    $   5.81     $   8.28    $   9.64
----------------------------------------------------------------------------------------------------
  Number of units outstanding                  --         136         134          133         132
----------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
----------------------------------------------------------------------------------------------------
  Unit value                             $  95.85    $ 106.71    $  77.26     $ 108.39    $ 127.13
----------------------------------------------------------------------------------------------------
  Number of units outstanding                  --          --          --           --          --
----------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------
  Unit value                             $ 215.33    $ 222.53    $ 170.57     $ 187.39    $ 200.21
----------------------------------------------------------------------------------------------------
  Number of units outstanding                  14          14          14           14          14
----------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------------------
  Unit value                             $ 228.94    $ 206.41    $ 128.25     $ 162.14    $ 201.87
----------------------------------------------------------------------------------------------------
  Number of units outstanding                   6           6           6            6           6
----------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------
  Unit value                             $ 130.71    $ 154.53    $  81.78     $ 129.57    $ 152.51
----------------------------------------------------------------------------------------------------
  Number of units outstanding                 486         586         558          636          64
----------------------------------------------------------------------------------------------------




I-6 APPENDIX I: CONDENSED FINANCIAL INFORMATION

Statement of additional information
Table of contents


TABLE OF CONTENTS


                                                                                            PAGE
Who is AXA Equitable?                                                                          2

FUND INFORMATION                                                                               2
General                                                                                        2
Restrictions and requirements of the AllianceBernstein Balanced, AllianceBernstein Common
Stock and AllianceBernstein Mid Cap
  Growth Funds                                                                                 2
Certain investments of the AllianceBernstein Mid Cap Growth and/or AllianceBernstein           2
  Balanced Funds
Portfolio holdings policy for the Pooled Separate Accounts                                     3
Brokerage fees and charges for securities transactions                                         4

ADDITIONAL INFORMATION ABOUT RIA                                                               5

Loan provisions                                                                                5
Annuity benefits                                                                               5
Amount of fixed-annuity payments                                                               6
Ongoing operations fee                                                                         6

MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND
ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE                                       7

Funds                                                                                          7
Portfolio managers' information (AllianceBernstein Balanced Fund, AllianceBernstein
  Common Stock
  Fund and AllianceBernstein Mid Cap Growth Fund                                               7
Investment professional conflict of interest disclosure                                       11
Portfolio manager compensation                                                                11
Distribution of the contracts                                                                 12
Custodian and independent registered public accounting firm                                   12
AXA Equitable                                                                                 13
  Directors                                                                                   13
  Directors -- Officers                                                                       15
  Other Officers                                                                              15

Separate Account Units of Interest Under Group Annuity Contracts                              20

FINANCIAL STATEMENTS INDEX                                                                    21

Financial statements                                                                       FSA-1


SEND THIS REQUEST FORM TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To:   AXA Equitable--RIA Service Office
     P.O. Box 8095
     Boston, MA 02266-8095
 -------------------------------------------------------------------------------

Please send me a Retirement Investment Account(R) SAI for May 1, 2011.



-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address

-------------------------------------------------------------------------------
City                                        State                  Zip

Client number
              -----------------------------------------------------------------


                                                                          e13534

Retirement Investment Account(R)

STATEMENT OF ADDITIONAL INFORMATION DATED

MAY 1, 2011


--------------------------------------------------------------------------------


This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for our Retirement Investment Account(R) ("RIA"), dated May 1, 2011 ("prospectus"), and any supplements.


Terms defined in the prospectus have the same meaning in the SAI unless the context otherwise requires.

You can obtain a copy of the prospectus, and any supplements to the prospectus, from us free of charge by writing or calling the RIA service office listed on the back of this SAI, or by contacting your financial professional. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104 and our telephone number is (212) 554-1234.



TABLE OF CONTENTS



Who is AXA Equitable?                                                          2
FUND INFORMATION                                                               2
General                                                                        2
Restrictions and requirements of the AllianceBernstein
   Balanced, AllianceBernstein Common Stock and
   AllianceBernstein Mid Cap Growth Funds                                      2
Certain investments of the AllianceBernstein Mid Cap Growth
   and/or AllianceBernstein Balanced Funds                                     2
Portfolio holdings policy for the Pooled Separate Accounts                     3
Brokerage fees and charges for securities transactions                         4
ADDITIONAL INFORMATION ABOUT RIA                                               5
Loan provisions                                                                5
Annuity benefits                                                               5
Amount of fixed-annuity payments                                               6
Ongoing operations fee                                                         6
MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED,
   ALLIANCEBERNSTEIN COMMON STOCK AND
   ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS
   AND AXA EQUITABLE                                                           7
Funds                                                                          7
Portfolio managers' information (AllianceBernstein Balanced
   Fund, AllianceBernstein Common Stock Fund
   and AllianceBernstein Mid Cap Growth Fund)                                  7
Investment professional conflict of interest disclosure                       11
Portfolio manager compensation                                                11
Distribution of the contracts                                                 12
Custodian and independent registered public accounting firm                   12
AXA Equitable                                                                 13
   Directors                                                                  13
   Officers--Directors                                                        15
   Other Officers                                                             15
Separate Accounts Units of Interest Under Group Annuity
   Contracts                                                                  20
FINANCIAL STATEMENTS INDEX                                                    21
Financial statements                                                       FSA-1



             Copyright 2011. AXA Equitable Life Insurance Company
            1290 Avenue of the Americas, New York, New York 10104.
All rights reserved. Retirement Investment Account(R) is a registered service mark of The AXA Equitable Life Insurance Company.



SAI 4ACS (5/10)                                                         e13534

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly, through its wholly-owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly-owned subsidiary holding company, AXA Holdings Belgium SA.



FUND INFORMATION


GENERAL


In our prospectus we discuss in more detail, among other things, the structure of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, their investment objectives and policies, including the types of portfolio securities that they may hold and levels of investment risks that may be involved, and investment management. We also summarize certain of these matters with respect to the Investment Funds and their corresponding portfolios. See "Investment options" in the prospectus.


Here we will discuss special restrictions, requirements and transaction expenses that apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and determination of the value of units for all Funds, including some historical information. You can find information about the investment objectives and policies, as well as restrictions, requirements and risks pertaining to the corresponding AXA Premier VIP Trust or EQ Advisors Trust portfolio in which the Investment Funds invest in the prospectus and SAI for each Trust.


RESTRICTIONS AND REQUIREMENTS OF THE ALLIANCEBERNSTEIN BALANCED,
ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS


Neither the AllianceBernstein Common Stock Fund nor the AllianceBernstein Balanced Fund will make an investment in an industry if that investment would cause either Fund's holding in that industry to exceed 25% of either Fund's assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.


The AllianceBernstein Balanced Fund and AllianceBernstein Common Stock Fund will not purchase or write puts or calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. None of these Funds will:


o trade in foreign exchanges (however, the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio);

o trade in commodities or commodity contracts (except the AllianceBernstein Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

o purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ which is now a national stock market exchange;

o make an investment in order to exercise control or management over a company;

o underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

o make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held as long as they are in short position;

o have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of a registered investment company's outstanding voting securities. The Fund's total holdings of registered investment company securities may not exceed 10% of the value of the Fund's assets;

o purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

o make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or


o invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable (The AllianceBernstein Common Stock Fund will not invest in restricted securities).


CERTAIN INVESTMENTS OF THE ALLIANCEBERNSTEIN MID CAP GROWTH AND/OR ALLIANCEBERNSTEIN BALANCED FUNDS

The following are brief descriptions of certain types of investments which may be made by the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds and certain risks and investment techniques.

MORTGAGE-RELATED SECURITIES. The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and non-agency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.


COLLATERALIZED MORTGAGE OBLIGATIONS. The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-through securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

ASSET-BACKED SECURITIES. The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

NON-US DEBT. The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

ZERO COUPON BONDS. The AllianceBernstein Balanced Fund may invest in zero coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

REPURCHASE AGREEMENTS. Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investment may be made in repurchase agreements pertaining to the marketable obligations, or marketable obligations guaranteed by the United States Government, its agencies or instrumentalities.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund usually is unable to accurately predict the rate at which prepayments will be made, which rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund engages in when-issued or delayed delivery transactions, the Fund relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

FOREIGN CURRENCY FORWARD CONTRACTS. The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.



PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the "Separate Accounts") to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 15 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient to maintain the confidentiality of the information including an obligation not to trade on non-public information. Neither AXA Equitable nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. Our investment officers will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.


BROKERAGE FEES AND CHARGES FOR SECURITIES TRANSACTIONS


We discuss in the prospectus that we are the investment manager of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. As the investment manager of these Funds, we invest and reinvest the assets of these Funds in a manner consistent with the policies described in the prospectus. In providing these services we currently use the personnel and facilities of our majority-owned subsidiary, AllianceBernstein L.P. ("AllianceBernstein"), for portfolio selection and transaction services, including arranging the execution of portfolio transactions. AllianceBernstein is also an adviser for certain portfolios in EQ Advisors Trust and AXA Premier VIP Trust. Information on brokerage fees and charges for securities transactions for the Trusts' portfolios is provided in the prospectus for each Trust.

The AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are charged for securities brokers commissions, transfer taxes and other fees and expenses relating to their operation. Transactions in equity securities for a Fund are executed primarily through brokers which receive a commission paid by the Fund. Brokers are selected by AllianceBernstein. AllianceBernstein seeks to obtain the best price and execution of all orders placed for the portfolio of the Funds, considering all the circumstances. If transactions are executed in the over-the-counter market AllianceBernstein will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein. Although these concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds, they are effected only when it is believed that to do so is in the best interest of the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the accounts or clients in a fair manner.


Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as "low touch" trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

We try to choose only brokers which we believe will obtain the best prices and executions on securities transactions. Subject to this general requirement, we also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors we use in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability and professional stature.


The receipt of research services from brokers tends to reduce our expenses in managing the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We take this into account when setting the expense charges. Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we will select only brokers whose commissions we believe are reasonable in all the circumstances.


We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. Generally, we do not tell brokers that we will try to allocate a particular amount of business to them. We do occasionally let brokers know how their performance has been evaluated.

Research information that we obtain may be used in servicing all clients or accounts under our management, including our general account. Similarly, we will not necessarily use all research provided by a broker or dealer with which the Funds transact business in connection with those Funds.

Transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we may benefit from such research is not considered in setting the expense charges.


In addition to using brokers and dealers to execute portfolio securities transactions for clients or accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.


For the years ended December 31, 2010, 2009 and 2008, total brokerage commissions for Separate Account No. 10 -- Pooled were $14,764, $18,835 and $16,477, respectively; for Separate Account No. 4 -- Pooled were $4,537, $39,453 and $348,431, respectively; for Separate Account No. 3 -- Pooled were $32,947, $47,190 and $194,311, respectively. For the fiscal year ended December 31, 2010, commissions of $3,796, $0 and $18,343 were paid to brokers providing research services to Separate Account No. 10 -- Pooled, Separate Account No. 4 -- Pooled and Separate Account No. 3 -- Pooled, respectively, on portfolio transactions of $65,048,210, $55,347,898 and $67,906,906, respectively.



ADDITIONAL INFORMATION ABOUT RIA


LOAN PROVISIONS

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator's responsibility to administer the loan program.

The following are important features of the RIA loan provision:

o We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Funds to the guaranteed interest option.

o The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

o Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

o Upon repayment of a loan amount, any repayment of loan principal and loan reserve (see below) taken from one or more Funds for loan purposes may be moved back to a Fund.

o We charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due. See "Charges and expenses" in the prospectus.

o The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant. An employer plan, the Code and the DOL (as described in "Tax information" in the prospectus) may impose additional conditions or restrictions on loan transactions.

o On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see "Charges and expenses" in the prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

o The ongoing operations fee will apply to the sum of the investment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See "Charges and expenses" in the prospectus.


ANNUITY BENEFITS

Subject to the provisions of an employer plan, we have available under RIA the following forms of fixed annuities.

o LIFE ANNUITY: An annuity which guarantees a lifetime income to the retired employee-participant ("annuitant") and ends with the last monthly payment before the annuitant's death. There is no death benefit associated with this annuity form and it provides the highest monthly amount of any of the guaranteed life annuity forms. If this form of annuity is selected, it is possible that only one payment will be made if the annuitant dies after that payment.

o LIFE ANNUITY -- PERIOD CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies during a previously selected minimum payment period, continuation of payments to a designated beneficiary for the balance of the period. The minimum period is usually 5, 10, 15 or 20 years.

o LIFE ANNUITY -- REFUND CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies before the initial single premium has been recovered, payments will continue to a designated beneficiary until the single premium has been recovered. If no beneficiary survives the annuitant, the refund will be paid in one lump sum to the estate.

o PERIOD CERTAIN ANNUITY: Instead of guaranteed lifetime income, this annuity form provides for payments to the annuitant over a specified period, usually 5, 10, 15 or 20 years, with payments continuing to the designated beneficiary for the balance of the period if the annuitant dies before the period expires.

o QUALIFIED JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant's death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, it is possible that only one payment will be made if both the annuitant and the spouse die after that payment.

All of the forms outlined above (with the exception of qualified joint and survivor life annuity) are available as either Single or Joint life annuities. We offer other forms not outlined here. Your financial professional can provide details.


AMOUNT OF FIXED-ANNUITY PAYMENTS

Our forms of a fixed annuity provide monthly payments of specified amounts. Fixed-annuity payments, once begun, will not change. The size of payments will depend on the form of annuity that is chosen, our annuity rate tables in effect when the first payment is made, and, in the case of a life income annuity, on the annuitant's age. The tables in our contracts show monthly payments for each $1,000 of proceeds applied under an annuity. If our annuity rates in effect on the annuitant's retirement date would yield a larger payment, those current rates will apply instead of the tables. Our annuity rate tables are designed to determine the amounts required for the annuity benefits elected and for administrative and investment expenses and mortality and expense risks. Under our contracts we can change the annuity rate tables every five years. Such changes would not affect annuity payments being made.


ONGOING OPERATIONS FEE

We determine the ongoing operations fee based on the combined net balances of an employer plan in all the investment options (including any outstanding loan balances) at the close of business on the last business day of each month. For employer plans that adopted RIA on or before February 9, 1986, we use the rate schedule set forth below, and apply it to the employer plan balances at the close of business on the last business day of the following month. For employer plans that adopted RIA after February 9, 1986 we use the rate schedule set forth in the prospectus. See "Charges and expenses" in the prospectus.


--------------------------------------------------------------------------------
       COMBINED BALANCE                              MONTHLY
     OF INVESTMENT OPTIONS                            RATE
--------------------------------------------------------------------------------
 First              $  150,000                    1/12 of 1.25%
 Next               $  350,000                    1/12 of 1.00%
 Next               $  500,000                    1/12 of 0.75%
 Next               $1,500,000                    1/12 of 0.50%
 Over               $2,500,000                    1/12 of 0.25%
--------------------------------------------------------------------------------

MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE


FUNDS

In the Prospectus we give information about us, the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and how we, together with AllianceBernstein, provide investment management for the investments and operations of these Funds. See "More information" in the prospectus. The amounts of the investment management and financial accounting fees we received from employer plans participating through registered contracts in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 2010 were $2,252, $776 and $2,501, respectively; in 2009 were $2,333, $1,017 and $1,894, respectively; and in 2008 were $3,957, $5,562, and $2,710, respectively.


PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN BALANCED FUND,
ALLIANCEBERNSTEIN COMMON STOCK FUND AND ALLIANCEBERNSTEIN MID CAP GROWTH FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.



------------------------------------------------------------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 ("FUND")
                                                 ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                INFORMATION AS OF DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the    (a)(2) For each person identified in column   (a)(3) For each of the categories in column
       Adviser named in the                  (a)(1), the number of other accounts          (a)(2), the number of accounts and the
       prospectus                            of the Adviser managed by the person          total assets in the accounts with respect
                                             within each category below and the            to which the advisory fee is based on the
                                             total assets in the accounts managed          performance of the account
                                             within each category below
------------------------------------------------------------------------------------------------------------------------------------
                            Registered       Other Pooled                          Registered       Other Pooled
                            Investment        Investment          Other            Investment        Investment          Other
                            Companies          Vehicles         Accounts           Companies          Vehicles          Accounts
                         -----------------------------------------------------------------------------------------------------------
                          Number   Total    Number   Total    Number   Total     Number   Total    Number   Total    Number   Total
                            of     Assets     of     Assets     of     Assets      of     Assets     of     Assets     of     Assets
                         Accounts  ($MM)   Accounts  ($MM)   Accounts  ($MM)    Accounts  ($MM)   Accounts  ($MM)   Accounts  ($MM)
                         -----------------------------------------------------------------------------------------------------------
Alison Martier              45      9,961     42       250      77      6,313      --      --        --       --        1        130
------------------------------------------------------------------------------------------------------------------------------------
Joshua Lisser                9     15,802      5       316      45     11,882      --      --        --       --       --         --
------------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky              107     13,103     85     2,917     174     10,779       1      16         4      325        2        815
------------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan                46     10,203     50     4,807     186     52,274      --      --        --       --        4      2,105
------------------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):


------------------------------------------------------------------------------------------------------------------------------------
                                                       $10,001-       $50,001-       $100,001-       $500,001 -       OVER
 PORTFOLIO MANAGER       NONE         $1-$10,000       $50,000        $100,000       $500,000        $1,000,000       $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
Alison Martier           X(1)
------------------------------------------------------------------------------------------------------------------------------------
Joshua Lisser            X
------------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan             X
------------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky            X
------------------------------------------------------------------------------------------------------------------------------------



(1) Alison Martier does not own any shares in the Fund. While there are no insurance products ownership to report, Ms. Martier participates in AXA Equitable Savings and Investment Plan and owns shares, pursuant to her prior employment at AXA, as follows:



      o  13,339.6006 shares in the AXA Target 2020.

JOSHUA LISSER, SHAWN KEEGAN AND GREG WILENSKY HAVE NO OWNERSHIP SHARES TO
REPORT.

AllianceBernstein Balanced Fund, Separate Account No. 10 ("Fund") is managed by the following team members:

Alison M. Martier -- Senior Vice President and Senior Portfolio Manager

Ms. Martier is a Senior Portfolio Manager and a member of the Rates & Currencies Research Review Team. She also serves as Director of the Fixed Income Senior Portfolio Manager Team. Prior to assuming her current role, Ms Martier served as Director of our US Core Fixed Income service from 2002 to 2007. She remains a member of the US Core Portfolio Management team. Ms. Martier joined the firm in 1993 from Equitable Capital. She joined Equitable as a trader in 1979 and has been a portfolio manager since 1983. Ms. Martier holds a BA from Northwestern University and an MBA from New York University's Graduate School of Business Administration. CFA Charterholder. Location: New York

Joshua B. Lisser -- Chief Investment Officer -- Structured Equities

Mr. Lisser is the CIO -- Structured Equities and is a member of the Blend Strategies team. He joined the firm in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining Alliance Capital, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies. Mr. Lisser received a BA from the State University of New York at Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.
Location: New York

Dokyoung Lee -- Director of Research -- Blend Strategies

Mr. Lee was appointed Director of Research in June 2008, in addition to his responsibilities as senior portfolio manager, a position he has held since 2005. From 2001 to 2005, Mr. Lee served on the Japan Value Investment Policy Group as a senior portfolio manager and senior quantitative analyst. Mr. Lee joined AllianceBernstein in 1994 as a quantitative analyst working on the US Small Cap Value team, and was named a portfolio manager for Emerging Markets Value in 1997. Previously, Mr. Lee was a consultant with Andersen Consulting and KPMG Peat Marwick. He earned a BSE from Princeton University. CFA Charterholder. Location: London

Shawn Keegan -- Vice President and Portfolio Manager

Mr. Keegan is the credit specialist for AllianceBernstein's multi-sector strategies. He is a member of the firm's Credit Research Review Team as well as the Credit and US Core Fixed Income Portfolio Management Teams. He joined the firm in 1993 as a portfolio assistant. He spent a year at Aladdin Capital as a trader before joining the US Core Fixed Income Team in early 2001. He holds a BS in Finance from Siena College. Location: New York

Greg Wilensky -- Senior Vice President and Portfolio Manager --US Core and Absolute Return

Mr. Wilensky is a member of the US Core and Absolute Return teams and also manages US Inflation-Linked Securities portfolios. In addition, Mr. Wilensky has been responsible for the firm's stable value business since 1998. Prior to joining AllianceBernstein as a portfolio manager in 1996, Mr. Wilensky was a treasury manager in the corporate finance group at AT&T Corp. He earned a BS in Business Administration from Washington University and an MBA from the University of Chicago. Member of the New York Society of Security Analysts. CFA Charterholder. Location: New York

Seth Masters -- Chief Investment Officer -- Blend Strategies & Defined Contribution

Mr. Masters is CIO -- AllianceBernstein Blend Strategies & Defined Contribution, having reassumed the role of CIO Blend Strategies in February 2009. He had previously held the position from the inception of the firm's Blend services in 2002 through June 2008, guiding them from creation to leading forces in the style-blend space. Seth has throughout remained a member of the Blend investment team. In June 2008, Mr. Masters was appointed to head up the newly formed Defined Contribution business unit, and he will continue his oversight of our firm's services in this area. He is also responsible for overseeing research on liability-driven investing, portable alpha, and risk mitigation strategies. Mr. Masters serves on AllianceBernstein's Management Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1994 and 2002, Mr. Masters was Chief Investment Officer for Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering banks, insurance companies, and other financial firms. Over the years, Mr. Masters has published numerous articles, including "Is There a Better Way to Rebalance?,""Emerging Markets: Managing the Impact of High Costs,""After the
Fall: The Case for Emerging Markets Revisited," and more recently "Is There a Better Way to Fix Benchmarks" and "The Future of Defined Contribution Pension Plans." Prior to AllianceBernstein, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He earned a BA from Princeton University and an MPhil in economics from Oxford University. Location: New York

Judith A. DeVivo -- Senior Portfolio Manager -- Index Strategies

Ms. DeVivo is a senior vice president and senior portfolio manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York

Rajen Jadav -- Vice President and Portfolio Manager

Mr. Jadav is currently a portfolio manager in the Global Fixed Income team. Prior to joining the team, he managed several tax-exempt money market funds in the Money Market group. Prior to joining the firm, Mr. Jadav was a fund accountant at Bankers Trust. Mr. Jadav holds a MA from New York University in Economics and a BS from SUNY at Stony Brook in Business Management and Economics. CFA Charterholder. Location: New York

Patrick Rudden -- Head -- Blend Strategies

Mr. Rudden was appointed Head -- Blend Strategies in 2009. Prior to this appointment, he was Head of Institutional Investment Solutions within the Blend team. In addition, for over eight years Mr. Rudden served as a Senior Portfolio Manager for our Value Equities services, having joined the firm in 2001. Mr. Rudden has published numerous articles and research papers including, "What It Means to be a Value Investor", "An Integrated Approach to Asset Allocation" (with Seth Masters) and "Taking the Risk out of Defined Benefit Pension Plans:
The Lure of LDI" (with Drew Demakis). Previously, Mr. Rudden was a managing director and head of global equity research at BARRA RogersCasey, an investment-consulting firm. Mr. Rudden earned an MA from Oxford University and an MBA from Cornell University. He is a CFA charterholder. Location: London

Karen Watkin -- Portfolio Manager -- Index Strategies


Ms. Watkin is a vice president and portfolio manager for the Blend Strategies group. Prior to this appointment in June 2008 she was Manager of the Blend and Value Portfolio Management Group (PMG) in London from 2006. She joined the firm in 2003 as an Associate Portfolio Manager for the Value Equities business and in 2005 she joined the Blend Strategies group to set up the PMG in London to support the fast growing Blend business. Prior to joining AllianceBernstein Ms. Watkin worked as a Management Consultant in the Capital Markets group of Accenture for 3 years where she focused on a number of strategic front-office initiatives at top tier investment banks. She holds a B.A. in Economics with European Study from Exeter University and is a CFA Charterholder. Location:
London



------------------------------------------------------------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN COMMON STOCK FUND, SEPARATE ACCOUNT NO. 4 ("FUND")
                                                 ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                INFORMATION AS OF DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the    (a)(2) For each person identified in column   (a)(3) For each of the categories in column
       Adviser named in the                  (a)(1), the number of other accounts          (a)(2), the number of accounts and the
       prospectus                            of the Adviser managed by the person          total assets in the accounts with respect
                                             within each category below and the            to which the advisory fee is based on the
                                             total assets in the accounts managed          performance of the account
                                             within each category below
------------------------------------------------------------------------------------------------------------------------------------
                            Registered       Other Pooled                           Registered      Other Pooled
                            Investment        Investment          Other             Investment       Investment          Other
                            Companies          Vehicles          Accounts           Companies         Vehicles          Accounts
                         -----------------------------------------------------------------------------------------------------------
                          Number   Total    Number   Total    Number   Total     Number   Total    Number   Total    Number   Total
                            of     Assets     of     Assets     of     Assets      of     Assets     of     Assets     of     Assets
                         Accounts  ($MM)   Accounts  ($MM)   Accounts  ($MM)    Accounts  ($MM)   Accounts  ($MM)   Accounts  ($MM)
------------------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo            12    18,693      5       316       45     11,882      --       --      --       --        --        --
------------------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

------------------------------------------------------------------------------------------------------------------------------------
                                                       $10,001-       $50,001-       $100,001-       $500,001 -       OVER
 PORTFOLIO MANAGER       NONE         $1-$10,000       $50,000        $100,000       $500,000        $1,000,000       $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo         X
------------------------------------------------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

Judith A. DeVivo -- Senior Vice President and Senior Portfolio Manager--Blend Solutions

Ms. DeVivo is a Senior Vice President and Senior Portfolio Manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York

                               ----------------


------------------------------------------------------------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 ("FUND")
                                                 ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                INFORMATION AS OF DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio manager(s) of the    (a)(2) For each person identified in column   (a)(3) For each of the categories in column
       Adviser named in the                  (a)(1), the number of other accounts          (a)(2), the number of accounts and the
       prospectus                            of the Adviser managed by the person          total assets in the accounts with respect
                                             within each category below and the            to which the advisory fee is based on the
                                             total assets in the accounts managed          performance of the account
                                             within each category below
------------------------------------------------------------------------------------------------------------------------------------
                            Registered       Other Pooled                          Registered       Other Pooled
                            Investment        Investment         Other             Investment        Investment          Other
                            Companies          Vehicles         Accounts           Companies          Vehicles          Accounts
                         -----------------------------------------------------------------------------------------------------------
                          Number   Total    Number   Total    Number   Total     Number   Total    Number   Total    Number   Total
                            of     Assets     of     Assets     of     Assets      of     Assets     of     Assets     of     Assets
                         Accounts  ($MM)   Accounts  ($MM)   Accounts  ($MM)    Accounts  ($MM)   Accounts  ($MM)   Accounts  ($MM)
------------------------------------------------------------------------------------------------------------------------------------
John H. Fogarty             3       835       1        1        4       498       --        --        --      --       --        --
------------------------------------------------------------------------------------------------------------------------------------



Note: $MM means millions


For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

------------------------------------------------------------------------------------------------------------------------------------
                                                       $10,001-       $50,001-       $100,001-       $500,001 -       OVER
 PORTFOLIO MANAGER       NONE         $1-$10,000       $50,000        $100,000       $500,000        $1,000,000       $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
John H. Fogarty          X
------------------------------------------------------------------------------------------------------------------------------------


The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal research staff.

John H. Fogarty -- Senior Vice President , US Sector Head and Research Analyst

Mr. Fogarty joined the growth fundamental research team covering consumer stocks in 2007. He began his career at Alliance Capital in 1988 performing quantitative research while attending Columbia. Mr. Fogarty started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. He re-joined the firm in 2006 after spending nearly 3 years as a hedge fund manager at Dialectic Capital and Vardon Partners, respectively. Mr. Fogarty received his BA from Columbia University. CFA Charterholder.
Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell secu rities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.


MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


ALLOCATING INVESTMENT OPPORTUNITIES


AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)  Discretionary incentive compensation in the form of an annual cash bonus:
      AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/ length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.


(iii) Discretionary incentive compensation in the form of awards under the AllianceBernstein's Incentive Compensation Awards Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.


CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.



DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable, and certain of AXA Equitable's separate accounts, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2010, 2009 and 2008. AXA Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts $576,147,169 in 2010, $557,277,070 in 2009 and $677,871,467
in 2008. Of these amounts, AXA Advisors retained $364,376,758, $306,063,542 and $356,304,358, respectively.



CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


JPMorgan Chase Bank, N.A. is the custodian for the shares of the Trusts owned by Separate Account Nos. 3, 4 and 10. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.

The financial statements of each Separate Account at December 31, 2010 and for each of the two years in the period ended December 31, 2010, and the consolidated financial statements of AXA Equitable at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

AXA EQUITABLE

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.


DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS            BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                              Director, MONY Life and MONY America (since July 2004); Director of AXA
AXA                                            Equitable (since September 1993); Chairman of the Board of AXA Financial
25, Avenue Matignon                            (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman
75008 Paris, France                            and Chief Executive Officer of AXA since April 2010; prior thereto, Chair-
                                               man of the Management Board (May 2000 to April 2010) and Chief Executive
                                               Officer of AXA (January 2000 to May 2002); Vice Chairman of AXA's
                                               Management Board (January 2000 to May 2001). Director or officer of various subsidiaries and affiliates of the AXA Group. Director of
                                               AllianceBernstein Corporation, the general partner of AllianceBernstein
                                               Holding and AllianceBernstein. A former Director of Donaldson, Lufkin and
                                               Jenrette ("DLJ") (July 1993 to November 2000).
------------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                                  Director, MONY Life and MONY America (since July 2004); Director of AXA
AXA                                            Equitable (since February 1998). Member of AXA's Board of Directors and
25, Avenue Matignon                            Deputy Chief Executive Officer (since April 2010); prior thereto, Member
75008 Paris, France                            of the AXA Management Board (February 2003 to April 2010) and Chief
                                               Financial Officer (May 2003 through December 2009), prior thereto,
                                               Executive Vice President, Finance, Control and Strategy, AXA (January 2000
                                               to May 2003); prior thereto Senior Executive Vice President, International
                                               (US-UK-Benelux) AXA (January 1997 to January 2000); Member of the AXA
                                               Executive Committee (since January 2000); Director, AXA Financial (since
                                               November 2003), AllianceBernstein (since February 1996) and various AXA affiliated companies. Former Director of DLJ (February 1997 to November
                                               2000).
------------------------------------------------------------------------------------------------------------------------------------
Mary (Nina) Henderson                          Director, MONY Life and MONY America (since July 2004); Founder of
Henderson Advisory Consulting                  Henderson Advisory Consulting (since January 2001); Retired Corporate Vice
425 East 86th Street, Apt. 12-C                President, Core Business Development of Bestfoods (June 1999 to December
New York, NY 10028                             2000). Prior thereto, President, Bestfoods Grocery (formerly CPC Interna-
                                               tional, Inc.) and Vice President, Bestfoods (1997 to 2000). Director and
                                               Chairperson of the Nominating & Governance Committee and Lead Director of
                                               DelMonte Foods Co., Director and Member of the Audit Committee of PACTIV
                                               Corporation and Royal Dutch Shell plc; Former Director, Hunt Corporation
                                               (1992 to 2002); Director, AXA Financial and AXA Equitable (since December
                                               1996).
------------------------------------------------------------------------------------------------------------------------------------
James F. Higgins                               Director, MONY Life and MONY America (since July 2004); Director of AXA
Morgan Stanley                                 Equitable (since December 2002). Former Senior Advisor, Morgan Stanley
Harborside Financial Center                    (June 2000 to 2004); Director/Trustee, Morgan Stanley Funds (since June
Plaza Two, Second Floor                        2000); Director, AXA Financial (since December 2002); President and Chief
Jersey City, NJ 07311                          Operating Officer -- Individual Investor Group, Morgan Stanley Dean
                                               Witter (June 1997 to June 2000); President and Chief Operating Officer --
                                               Dean Witter Securities, Dean Witter Discover & Co. (1993 to May 1997);
                                               Director and Chairman of the Executive Committee, Georgetown University
                                               Board of Regents; Director, The American Ireland Fund; and a member of The
                                               American Association of Sovereign Military Order of Malta.
------------------------------------------------------------------------------------------------------------------------------------
Scott D. Miller                                Director, MONY Life and MONY America (since July 2004); Director of AXA
SSA & Company                                  Equitable (since September 2002). Chief Executive Officer, (since
315 East Hopkins Avenue                        February 2005) of SSA & Company. Prior thereto, President (May 2004 to
Aspen, CO 81611                                February 2005). Prior thereto, Vice Chairman (March 2003 to May 2004),
                                               Hyatt Hotels Corporation; President (January 2000 to March 2003);
                                               Director, AXA Financial (since September 2002); NAVTEQ (May 2004 to 2009);
                                               Director, Interval International (January 1998 to June 2003); Executive
                                               Vice President, Hyatt Development Corporation (1997 to 2000); Director,
                                               Schindler Holdings, Ltd. (January 2002 to 2006).
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Moglia                               Director, MONY Life and MONY America (since July 2004); Director of AXA
TD Ameritrade Holding Corporation              Equitable (since November 2002). Chairman of the Board, TD Ameritrade
4211 South 102nd Street                        Holding Corporation (since October 2008). Served as President and Head
Omaha, NE 68127                                Coach of the Omaha Nighthawks of the United Football League. Prior
                                               thereto, served as Executive Advisor to the Head Football Coach at the
                                               University of Nebraska. Prior thereto, Chief Executive Officer (March 2001 to October 2008); Director, AXA Financial (since November 2002); Senior
                                               Vice President, Merrill Lynch & Co., Inc. (1984 to March 2001).
------------------------------------------------------------------------------------------------------------------------------------

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS            BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin                                 Director, MONY Life and MONY America (since July 2004); Director of AXA
1 Briarwood Lane                               Equitable (since March 1999); Special Assistant to the President, St.
Denville, NJ 07834                             John's University (September 2003 to June 2005); prior thereto, Dean,
                                               Peter J. Tobin College of Business, St. John's University (August 1998 to
                                               September 2003). Director, AllianceBernstein Corporation (since May 2000);
                                               CIT Group, Inc. (May 1984 to June 2001, June 2002 to February 2010), H. W.
                                               Wilson Co. and Junior Achievement of New York, Inc. and Member and Officer
                                               of Rock Valley Tool, LLC. Director of AXA Financial (since March 1999).
------------------------------------------------------------------------------------------------------------------------------------
Danny L. Hale                                  Director of AXA Financial, AXA Equitable, MONY Life and MONY America since
900 20th Avenue South, Unit 1411               May 2010. From January 2003 to March 2008, served as Senior Vice President
Nashville, TN 37212                            and Chief Financial Officer of The Allstate Corporation. Prior to joining
                                               The Allstate Corporation in January 2003, Executive Vice President and
                                               Chief Financial Officer of the Promus Hotel Corporation until its acquisition by the Hilton Hotels Group in 1999. Executive Vice President
                                               and Chief Financial Officer of USF&G Corporation from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Vaughan                             Director of AXA Financial, AXA Equitable, MONY Life and MONY America since
764 Lynnmore Lane                              May 2010. Executive Vice President and Chief Financial Officer of Lincoln
Naples, FL 34108                               Financial Group (1995 to May 2005); prior thereto, Chief Financial Officer
                                               (June 1992 to 1995); Senior Vice President and Chief Financial Officer of
                                               Employee Benefits Division (July 1990 to 1995). Member of the Board of
                                               Directors of MBIA Inc, serving on the Audit Committee (Chair),
                                               Compensation and Governance Committee and Executive Committee.
------------------------------------------------------------------------------------------------------------------------------------
Charlynn Goins                                 Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America
30 Beekman Place                               (since September 2006). Chairman of the Board (Distribution Committee) of
Apt. 8A                                        The New York Community Trust (since July 2008); prior thereto, Vice
New York, NY 10022                             Chairman of the Board (Distribution Committee) of The New York Community
                                               Trust (June 2008 to July 2008). Formerly, Chairperson of New York City
                                               Health and Hospitals Corporation (June 2004 to September 2008). Prior
                                               thereto, Independent Trustee of the Mainstay Funds, c/o New York Life
                                               Insurance Company's family of mutual funds (March 2001 to July 2006).
                                               Member of the Distribution Committee of The New York Community Trust
                                               (since 2002); Member of the Board of Trustees of the Brooklyn Museum
                                               (since 2002); Member of the Council on Foreign Relations (since 1991).
                                               Member of the Board of Directors of Fannie Mae (since December 2008).
------------------------------------------------------------------------------------------------------------------------------------
Anthony J. Hamilton                            Director of AXA Financial, Inc. (since December 1995). Director of AXA
AXA UK plc                                     Equitable, MONY Life and MONY America (since May 2006). Non-executive
5 Old Broad Street                             Chairman of AXA UK plc (since 1997). Prior thereto, Chief Executive
London, England EC2N 1AD                       Officer (1978 to October 2002) and Director (April 1978 to January 2005)
                                               of Fox-Pitt, Kelton Group Limited. Currently, Chairman of the Investment
                                               Committee and Chairman of the Remuneration and Nomination Committee of
                                               AXA UK plc; Member of AXA's Board of Directors since April 2010, was a
                                               Member of AXA's Supervisory Board from 1996 to April 2010 and is currently
                                               Chairman of AXA's Audit Committee and a Member of AXA's Compensation and
                                               Human Resources Committee; prior thereto, Member of the Supervisory Board and Chairman of the Audit Committee and Member of the Compensation
                                               Committee of AXA (1997 to April 2010); Former Director of Binley Limited
                                               (1994 to 2009); Director of TAWA plc (since 2004); Member of the Board of
                                               Governors of Club de Golf Valderrama (since June 2006).
------------------------------------------------------------------------------------------------------------------------------------
Lorie A. Slutsky                               Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America
The New York Community Trust                   (since September 2006). President of The New York Community Trust (since
909 Third Avenue                               1990). Prior thereto, Executive Vice President of The New York Community
New York, NY 10022                             Trust (1987 to 1990). Director and Chairperson of Corporate Governance
                                               Committee and Member of Executive and Compensation Committees of
                                               AllianceBernstein Corporation (since July 2002); Director (since 1997) and
                                               Chairman of the Board (since April 2004) of BoardSource; Co-Chairperson of
                                               Panel on the Nonprofit Sector (since May 2005); Trustee of The New School
                                               University (since 1999); Chairman of the Board of Governors of the Milano
                                               School of Management & Urban Policy (The New School) (since September
                                               2003).
------------------------------------------------------------------------------------------------------------------------------------
Ezra Suleiman                                  Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America
Princeton University                           (since May 2006). Professor of Politics, IBM Professor of International
Corwin Hall                                    Studies - Director. Formerly, Director, Program in European Studies at
Princeton, NJ 08544                            Princeton University (September 1979 to 2008) and Professor of Politics
                                               (since September 1979) of Princeton University. Currently a member of
                                               AXA's Board of Directors since April 2010; prior thereto, Member of AXA's
                                               Supervisory Board (April 2003 to April 2010); Currently, President of
                                               the Advisory Board of Institut Montaigne; President of the Editorial Board
                                               of Comparative Politics; President of the Editorial Committee of La Revue
                                               des Deux Mondes and Politique Americaine; Member of HEC International
                                               Advisory Board.
------------------------------------------------------------------------------------------------------------------------------------

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS            BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Kraus                                 Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America
AllianceBernstein Corporation                  (since February 2009). Director, Chairman of the Board and Chief Executive
1345 Avenue of the Americas                    Officer of AllianceBernstein Corporation (since December 2008). Prior
New York, NY 10105                             thereto, Executive Vice President of Merrill Lynch & Co. (September 2008
                                               to December 2008). Prior thereto, Co-Head, Investment Management Division of Goldman Sachs Group, Inc. (March 1986 to March 2008); also held the following positions: Co-Head of the Financial Institutions Group Tokyo
                                               (1990-1996); Partner (1994); Managing Director (1996). Currently, Director
                                               of Keewaydin Camp; Chairman of the Investment Committee of Trinity
                                               College; Chairman of the Board of Overseers of California Institute of the
                                               Arts; and Co-Chair of Friends of the Carnegie International.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS -- DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS            BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mark Pearson                                   Director (since January 2011), President and Chief Executive Officer
                                               (since February 2011), AXA Financial. Chairman of the Board and Chief
                                               Executive Officer (since February 2011) and Director (since January 2011),
                                               AXA Equitable, AXA Equitable Financial Services, LLC, MONY Life and MONY
                                               America. Member of AXA's Management and Executive Committees (since 2008).
                                               President and Chief Executive Officer of AXA Japan (2008 to January 2011).
                                               Director, Representative Executive Officer, President and Chief
                                               Executive Officer (June 2010 to February 2011), AXA Japan Holding Co., Ltd
                                               and AXA Life Insurance Co., Ltd. (concurrently); prior thereto,
                                               Representative Director, President and Chief Executive Officer (June 2008
                                               to June 2010). Regional Chief Executive Officer, Life, AXA Asia Life and
                                               AXA Asia Pacific Holdings Limited (concurrently) (October 2001 to June
                                               2008). Director and President (since January 2011), AXA America Holdings,
                                               Inc. Director (since February 2011), AllianceBernstein Corporation.
------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS            BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                                   Senior Vice President (since July 2004) MONY Life and MONY America; Senior
                                               Vice President (September 1987 to present) AXA Equitable; Senior Vice
                                               President (since July 1992) AXA Financial, Inc.; Senior Vice President
                                               (since September 1999) AXA Equitable Financial Services, LLC; Senior Vice
                                               President, AXA America Holdings, Inc. (since September 2005); Senior Vice
                                               President (since December 1999) AXA Equitable Life and Annuity Company;
                                               Director (since January 2006) and Chairman of the Board (June 2003 to
                                               March 2005) Frontier Trust Company, FSB ("Frontier"); Director (since July
                                               1999) AXA Advisors LLC; Senior Vice President (since July 1999) and former
                                               Director (July 1999 until July 2004) AXA Network, LLC (formerly
                                               EquiSource); Director and Officer of various AXA Equitable affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Piazzolla                            Senior Executive Vice President (since March 2011), AXA Financial, Inc.,
                                               AXA Equitable Financial Services, LLC, AXA Equitable, MONY Life and MONY
                                               America. Senior Executive Vice President, Head of Human Resources (2005 to
                                               February 2011), UniCredit Group. Vice President, Human Resources (2001 to
                                               2004), General Electric. Director (since March 2011), MONY Assets Corp.
------------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS            BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                                 Executive Vice President (November 2008 to present), Treasurer (July 2004 to present) and Chief Investment Officer (September 2004 to present) of
                                               MONY Financial Services, Inc., MONY Life and MONY America; prior thereto,
                                               Senior Vice President (July 2004 to November 2008). Executive Vice
                                               President (November to present), Treasurer (September 2003 to present) and
                                               Chief Investment Officer (September 2004 to present) of AXA Equitable;
                                               prior thereto, Senior Vice President (July 1997 to November 2008), Vice
                                               President (February 1989 to July 1997), Deputy Treasurer (February 1989 to
                                               September 1993). Executive Vice President (November 2008 to present),
                                               Treasurer (September 1993 to present) and Chief Investment Officer
                                               (September 2004 to present) of AXA Financial, Inc.; prior thereto, Senior
                                               Vice President (September 1997 to November 2008); Vice President (May 1992
                                               to September 1997) and Assistant Treasurer (May 1992 to September 1993).
                                               Executive Vice President (November 2008 to present), Treasurer (September
                                               1999 to present) and Chief Investment Officer (September 2004 to present)
                                               of AXA Equitable Financial Services, LLC; prior thereto, Senior Vice
                                               President (September 1999 to November 2008). Senior Vice President
                                               (September 2005 to present) and Treasurer (November 2008 to present) of
                                               AXA America Holdings, Inc. Director, Senior Vice President and Treasurer
                                               (since July 2004), MONY Benefits Management Corp. Director, Treasurer
                                               (July 2004 to May 2005), and Senior Vice President (since December 2006);
                                               1740 Advisers, Inc. Director, Executive Vice President and Treasurer
                                               (since July 2004), MONY Asset Management, Inc.; Director (since July 2004)
                                               and Chief Financial Officer (since April 2006), MONY Agricultural
                                               Investment Advisers, Inc. President and Treasurer (since October 2004),
                                               MONY International Holdings, LLC. Director, President and Treasurer (since
                                               November 2004), MONY Life Insurance Company of the Americas, Ltd. and MONY
                                               Bank & Trust Company of the Americas, Ltd. Director and Deputy Treasurer
                                               (since December 2001), AXA Technology Services. Senior Vice President,
                                               Chief Investment Officer (since September 2004) and Treasurer (since
                                               December 1997), AXA Equitable Life & Annuity Company. Treasurer, Fron-
                                               tier Trust Company, FSB (June 2000 until July 2007); and AXA Network, LLC
                                               (since December 1999). Director (since July 1998), Chairman (since August
                                               2000), and Chief Executive Officer (since September 1997), Equitable
                                               Casualty Insurance Company. Executive Vice President (since October 2009),
                                               Chief Financial Officer (since March 2010) and Treasurer, AXA Distribution
                                               Holding Corporation (since November 1999); and AXA Advisors, LLC (since
                                               December 2001). Director (since July 1997), and Senior Vice President and
                                               Chief Financial Officer (since April 1998), ACMC, LLC. Director, President and Chief Executive Officer (since December 2003), AXA Financial (Bermuda)
                                               Ltd. Director (since January 2005), Senior Vice President and Chief
                                               Investment Officer (since February 2005), Director (since March 2010),
                                               Executive Vice President (since December 2008), Chief Financial Officer
                                               (since March 2010), Chief Investment Officer and Treasurer (since December
                                               2008), MONY Financial Services, Inc. U.S. Financial Life Insurance
                                               Company.
------------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS            BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Dziadzio                            Senior Executive Vice President (since January 2010) and Chief Financial
                                               Officer, AXA Equitable; prior thereto, Executive Vice President (September
                                               2004 to January 2010) and Chief Financial Officer, Executive Vice
                                               President (September 2004 to January 2010) and Chief Financial Officer
                                               (since January 2007); Executive Vice President and Deputy Chief Financial
                                               Officer (September 2005 to December 2006). Senior Executive Vice President
                                               (since January 2010) and Chief Financial Officer, MONY Life and MONY
                                               America; prior thereto, Executive Vice President (July 2004 to January
                                               2010) and Chief Financial Officer (since January 2007). Senior Executive
                                               Vice President (since January 2010) and Chief Financial Officer (since
                                               January 2007), AXA Financial, Inc.; prior thereto, Executive Vice
                                               President and Deputy Chief Financial Officer (September 2005 to January
                                               2007); Director (since January 2007), Senior Executive Vice President
                                               (since January 2010) and Chief Financial Officer (since December 2006),
                                               AXA Equitable Financial Services, LLC; prior thereto, Executive Vice
                                               President (September 2004 to January 2010) and Chief Financial Officer
                                               (since December 2006); Director (since August 2004), AXA Advisors, LLC;
                                               Director, Chairman, President and Chief Executive Officer (since March
                                               2010), ACMC, LLC; Director and Executive Vice President (since December
                                               2006), AXA America Holdings, Inc.; Executive Vice President and Chief
                                               Financial Officer (since December 2006), AXA Equitable Life and Annuity
                                               Company; Director, Chairman of the Board, President and Chief Executive
                                               Officer (since March 2010), AXA Distribution Holding Corporation, formerly, Executive Vice President and Chief Financial Officer (December
                                               2006 to March 2010),; Director (since July 2004), MONY Capital Man-
                                               agement, Inc. and MONY Agricultural Investment Advisers, Inc.; Director
                                               (since December 2006), Chairman of the Board, President and Chief
                                               Executive Officer (since March 2010), MONY Financial Services, Inc; prior thereto, Executive Vice President and Chief Financial Officer (December
                                               2006 to March 2010);.Executive Vice President and Chief Financial Officer
                                               (December 2006 to November 2007), MONY Holdings, LLC; 1740 Advisers, Inc.
                                               and MONY Asset Management, Inc.; Director (since November 2004), Frontier
                                               Trust Company, FSB; Director (January 2005 to July 2007), MONY Financial
                                               Resources of the Americas Limited. Formerly, Director (July 2004 to
                                               December 2005), The Advest Group, Inc.; Director (July 2004 to February
                                               2005), MONY Realty Capital, Inc. and MONY Realty Partners, Inc.;
                                               Director (July 2004 to May 2005), Matrix Capital Markets Group, Inc. and
                                               Matrix Private Equities, Inc. Business Support and Development (February
                                               2001 to June 2004), GIE AXA; Head of Finance Administration (November 1998
                                               to February 2001), AXA Real Estate Investment Managers.
------------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                              Senior Vice President (July 2004 to present) and Chief Accounting Officer
                                               (May 2008 to present) of MONY Life and MONY America; prior thereto,
                                               Controller (July 2004 to May 2008). Senior Vice President (December 1999
                                               to present) and Chief Accounting Officer (May 2008 to present) of AXA
                                               Financial, AXA Equitable, AXA Equitable Financial Services, LLC and MONY
                                               Financial Services, Inc.; prior thereto, Controller (December 1999 to May
                                               2008). Senior Vice President (December 1999 to present) and Chief
                                               Accounting Officer (May 2008 to present) of AXA Equitable Life and Annuity
                                               Company. Previously held other Officerships with AXA Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Dave S. Hattem                                 Senior Vice President (September 1999 to present) and General Counsel
                                               (February 2010 to present) of AXA Equitable and AXA Equitable Financial
                                               Services, LLC; prior thereto, Senior Vice President (September 1999 to present) and Deputy General Counsel (May 2004 to February 2010), Associate
                                               General Counsel (September 1999 to May 2004). Senior Vice President and
                                               Deputy General Counsel of AXA Financial, Inc. (September 2008 to present).
                                               Senior Vice President and Deputy General Counsel of MONY Life, MONY
                                               America and MONY Financial Services, Inc. (July 2004 to present). Senior
                                               Vice President (since August 2008) and General Counsel (since December
                                               2010) of AXA Equitable Life and Annuity Company. Prior thereto, Senior
                                               Vice President and Deputy General Counsel (August 2008 to December 2010).
                                               Senior Vice President and Deputy General Counsel of MONY Holdings, LLC
                                               (July 2004 to November 2007).
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Green                                  Senior Vice President (since July 2004) of MONY Life and MONY America.
                                               Senior Vice President (September 2002 to present) AXA Equitable. Senior
                                               Vice President (since September 2002) of AXA Equitable Financial Services,
                                               LLC; Director, President and Chief Operating Officer (since November 2002)
                                               AXA Network, LLC; Senior Vice President (since October 2002) AXA Advisors,
                                               LLC. Director, President and Chief Operating Officer (since July 2004),
                                               MONY Brokerage, Inc. and its subsidiaries. Senior Vice President, Product
                                               Manager of Solomon Smith Barney (1996 to September 2002).
------------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS            BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Karen Field Hazin                              Vice President, Secretary and Associate General Counsel (since June 2005),
                                               MONY Life, MONY America and AXA Equitable Financial Services, LLC. Vice
                                               President, Secretary and Associate General Counsel (since June 2005), AXA
                                               Equitable; prior thereto, Counsel (April 2005 to June 2005), Assistant
                                               Vice President and Counsel (December 2001 to June 2003), Counsel (December
                                               1996 to December 2001). Vice President, Secretary and Associate General
                                               Counsel (since June 2005), AXA Financial, Inc. Vice President and
                                               Secretary (since September 2005), AXA America Holdings, Inc. Vice
                                               President, Secretary and Associate General Counsel (since June 2005), AXA
                                               Equitable Life and Annuity Company. Vice President, Secretary and
                                               Associate General Counsel (since June 2005), AXA Distribution Holding
                                               Corporation. Vice President, Secretary and Associate General Counsel (June
                                               2005 until November 2007), MONY Holdings, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Gary W. Hirschkron                             Senior Vice President, MONY Life and MONY America (since July 2004);
                                               Senior Vice President, AXA Equitable (since September 2002), Senior Vice
                                               President, AXA Equitable Financial Services, LLC (since September 2002);
                                               prior thereto, Managing Director, Management Compensation Group Northwest,
                                               LLC (1983 to September 2002).
------------------------------------------------------------------------------------------------------------------------------------
Andrew McMahon                                 President (since January 2011), AXA Equitable and AXA Equitable Financial
                                               Services, LLC; prior thereto, Senior Executive Vice President and
                                               President, Financial Protection and Wealth Management (January 2010 to
                                               January 2011); Executive Vice President (September 2005 to January 2010);
                                               Senior Vice President (March 2005 to September 2005). Senior Executive
                                               Vice President and President, Financial Protection and Wealth Management
                                               (since February 2011 and May 2010 to January 2011), AXA Financial, Inc.;
                                               prior thereto, President [on an interim basis] (January 2011 to February
                                               2011). President (since January 2011), MONY Life and MONY America; prior thereto, Senior Executive Vice President and President, Financial
                                               Protection and Wealth Management (May 2010 to January 2011); Executive
                                               Vice President (September 2005 to May 2010); Senior Vice President (March
                                               2005 to September 2005). Director and Chairman of the Board (since July
                                               2007), MONY Brokerage, Inc. and its subsidiaries; prior thereto, Vice
                                               Chairman of the Board (January 2006 to July 2007). Director (since
                                               February 2008), Financial Marketing Agency, Inc. Director and Chief
                                               Financial Protection & Wealth Management Officer (since March 2010), AXA
                                               Distributors, LLC and its subsidiaries. Director (since March 2010) and
                                               Member of the Audit Committee (since June 2010), U.S. Financial Life
                                               Insurance Company. Director (since December 2005) and Chairman of the
                                               Board (since July 2007); prior thereto, Vice Chairman of the Board
                                               (December 2005 until July 2007), AXA Network, LLC, AXA Network of
                                               Connecticut, Maine and New York, LLC, AXA Network Insurance Agency of
                                               Massachusetts, LLC. Director (since February 2007), Chairman of the
                                               Board (since July 2007) and Chief Financial Protection & Wealth Management
                                               Officer (since March 2010), AXA Advisors, LLC. Partner (June 1997 to March
                                               2005), McKinsey & Company.
------------------------------------------------------------------------------------------------------------------------------------
Charles A. Marino                              Executive Vice President (since September 2006) and Chief Actuary (since
                                               September 2005), AXA Equitable, prior thereto, Senior Vice President
                                               (September 2000 to September 2006), Actuary (May 1998 to September 2005),
                                               Vice President (May 1998 to September 2000), Assistant Vice President
                                               (October 1991 to May 1998); Executive Vice President (since September
                                               2006) and Chief Actuary (since September 2005), MONY Life and MONY
                                               America, prior thereto, Senior Vice President (July 2004 to September
                                               2006); Executive Vice President (since September 2006) and Chief Actuary
                                               (since September 2005), AXA Equitable Financial Services, LLC, prior thereto, Senior Vice President (September 2000 to September 2006),
                                               Actuary (September 1999 to September 2005). Director and Vice President
                                               (since December 2003), AXA Financial (Bermuda) Ltd. Senior Vice President
                                               and Appointed Actuary, AXA Equitable Life and Annuity Company. Director
                                               (since May 2007) and President (since January 2008), U.S. Financial Life
                                               Insurance Company, prior thereto, Senior Vice President (December 2004 to
                                               January 2008) and Chief Actuary (August 2006 to January 2008); Appointed
                                               Actuary (December 2004 to August 2006). Senior Vice President and Actuary,
                                               AXA Corporate Solutions Life Reinsurance Company.
------------------------------------------------------------------------------------------------------------------------------------
Kevin E. Murray                                Executive Vice President (since February 2005) and Chief Information
                                               Officer (February 2005 to November 2010) of MONY Life and MONY America.
                                               Executive Vice President and Chief Information Officer (February 2005 to
                                               present); prior thereto, Senior Vice President (September 2004 to February
                                               2005) AXA Equitable. Senior Vice President (February 2005 to present) of
                                               AXA Equitable Financial Services, LLC. Senior Vice President / Group Chief
                                               Information Officer (1996 to September 2004) of AIG.
------------------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS            BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Andrew Raftis                                  Senior Vice President and Auditor, AXA Financial, Inc., AXA Equitable
                                               Financial Services, LLC, MONY Life Insurance Company and MONY Life
                                               Insurance Company of America (since September 2007); Deputy Head of AXA
                                               Group Audit, GIE AXA (January 2002 to June 2007); Group Risk Management
                                               Executive, AXA Asia Pacific (October 1997 to December 2001); Group
                                               Compliance Manager and Corporate Lawyer, AXA National Mutual (February
                                               1989 to October 1997); Lawyer, Molomby & Molomby (Middletons) (February
                                               1986 to January 1989).
------------------------------------------------------------------------------------------------------------------------------------
Anthony F. Recine                              Senior Vice President, Chief Compliance Officer and Associate General
                                               Counsel (February 2005 to present) of MONY Life and MONY America. Senior
                                               Vice President, Chief Compliance Officer (February 2005 to present), and
                                               Deputy General Counsel (February 2010 to present) AXA Equitable and AXA
                                               Equitable Financial Services, LLC, prior thereto, Senior Vice President,
                                               Chief Compliance Officer and Associate General Counsel (February 2005 to
                                               February 2010), AXA Equitable and AXA Equitable Financial Services, LLC,
                                               Vice President, Deputy General and Chief Litigation Counsel (2000 to
                                               February 2005) of The MONY Group; prior thereto, Vice President and Chief
                                               Litigation Counsel (1990 to 2000).
------------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                              Senior Executive Vice President, Chief Administrative Officer and Chief
                                               Legal Counsel (since January 2010), AXA Equitable and AXA Equitable
                                               Financial Services, LLC; prior thereto, Executive Vice President
                                               (September 2001 to January 2010) and General Counsel (November 1999 to
                                               January 2010); Senior Vice President (February 1995 to September 2011) and
                                               General Counsel (November 1999 to January 2010). Senior Executive Vice
                                               President, Chief Administrative Officer and Chief Legal Counsel (since May
                                               2010), AXA Financial, Inc.; prior thereto, Executive Vice President and
                                               General Counsel (September 2001 to May 2010); Senior Vice President and
                                               Deputy General Counsel (October 1996 to September 2001). Senior Executive
                                               Vice President, Chief Administrative Officer and Chief Legal Counsel
                                               (May 2010 to present), MONY Life and MONY America; prior thereto,
                                               Executive Vice President and General Counsel (July 2004 to May 2010).
                                               Director (since June 2004), Senior Executive Vice President and Chief
                                               Administrative Officer and Chief Legal Counsel (since December 2010), MONY
                                               Financial Services, Inc. Director (since January 2007), AXA Distribution
                                               Holding Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Mary Fernald                                   Senior Vice President and Chief Underwriting Officer of AXA Equitable, AXA
                                               Equitable Financial Ser- vices, LLC, MONY Life and MONY America (September
                                               2008 to present); Senior Vice President, Chief Underwriter of Scottish Re
                                               (2000 to September 2008).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas B. Lane                               Senior Executive Vice President and President, Retirement Savings (since
                                               February 2011), AXA Financial, Inc., AXA Equitable, AXA Equitable
                                               Financial Services, LLC, MONY Life and MONY America. Director and Member
                                               of the Audit Committee (since February 2011), U.S. Financial Life
                                               Insurance Company and AXA Equitable Life and Annuity Company. Director and
                                               Chief Retirement Savings Officer (since February 2011), AXA Advisors,
                                               LLC. Director (since November 2008) and Member of the Audit Committee, AXA
                                               Corporate Solutions Life Reinsurance Company. Director, Chairman of the
                                               Board, President, Chief Executive Officer and Chief Retirement Savings
                                               Officer (since February 2011), AXA Distributors, LLC and its subsidiaries.
                                               Head of Global Strategy & Business Support and Development (June 2008 to
                                               January 2011), AXA SA. Senior Vice President of Retail Distribution
                                               Business Platforms (February 2006 to June 2008), AXA Equitable; prior thereto, Vice President (May 2005 to February 2006).
------------------------------------------------------------------------------------------------------------------------------------
David W. O'Leary                               Executive Vice President (since September 2010), AXA Equitable, AXA
                                               Equitable Financial Services, LLC, MONY Life and MONY America; prior thereto, Head of the Financial Protection Unit (July 2010 to September
                                               2010). Executive Vice President and Chief Operating Officer (September
                                               2006 to June 2010), American General Life Insurance Company. Senor Vice
                                               President (February 2001 to August 2006), Mass Mutual Financial Group.
------------------------------------------------------------------------------------------------------------------------------------
Robert O. (Bucky) Wright                       Executive Vice President (since September 2010), AXA Equitable, AXA
                                               Equitable Financial Services, LLC, MONY Life and MONY America. Director
                                               (since July 2010), Vice Chairman of the Board (since October 2010) and
                                               Chief Sales Officer (since September 2009), AXA Advisors, LLC. Chief Sales
                                               Officer (since April 2010), AXA Network, LLC and its subsidiaries.
                                               Director (since July 2010), MONY Brokerage, Inc. and its subsidiaries.
                                               Director (since July 2004) and Chairman of the Board (since August 2004);
                                               MONY Securities Corporation. Senior Vice President and Chief Agency
                                               Officer and various positions (1976 to July 2004), MONY Life.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Retirement Investment Account(R)
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNTS UNITS OF INTEREST
UNDER GROUP ANNUITY CONTRACTS

                                                               FUNDS
------------------------------------------------------------------------------------------------------------------------------------
POOLED SEPARATE ACCOUNTS                                                   SEPARATE ACCOUNT NO. 66

                                                                           o  Multimanager Multi-Sector Bond

o  AllianceBernstein Balanced, Separate Account No. 10 -- Pooled           o  Multimanager Small Cap Value

                                                                           o  Multimanager Technology
o  AllianceBernstein Common Stock, Separate Account No. 4 -- Pooled
                                                                           o  EQ/AllianceBernstein International
o  AllianceBernstein Mid Cap Growth, Separate Account No. 3 -- Pooled
                                                                           o  EQ/AllianceBernstein Small Cap Growth

                                                                           o  EQ/BlackRock Basic Value Equity

                                                                           o  EQ/BlackRock International Value

                                                                           o  EQ/Calvert Socially Responsible

                                                                           o  EQ/Capital Guardian Growth

                                                                           o  EQ/Capital Guardian Research

                                                                           o  EQ/Equity Growth PLUS

                                                                           o  EQ/Equity 500 Index

                                                                           o  EQ/Global Multi-Sector Equity

                                                                           o  EQ/Intermediate Government Bond Index

                                                                           o  EQ/International Core PLUS

                                                                           o  EQ/JPMorgan Value Opportunities

                                                                           o  EQ/Large Cap Core PLUS

                                                                           o  EQ/Large Cap Growth Index

                                                                           o  EQ/Large Cap Growth PLUS

                                                                           o  EQ/Large Cap Value PLUS

                                                                           o  EQ/Mid Cap Index

                                                                           o  EQ/Mid Cap Value PLUS

                                                                           o  EQ/Money Market

                                                                           o  EQ/Quality Bond Plus

                                                                           o  EQ/T. Rowe Price Growth Stock

                                                                           o  EQ/Wells Fargo Advantage Omega Growth



                                                               OF
                                              AXA EQUITABLE LIFE INSURANCE COMPANY



                   BY PHONE:                    BY REGULAR MAIL (CORRESPONDENCE       BY REGISTERED, CERTIFIED, OR OVERNIGHT
                                                   AND CONTRIBUTION CHECKS):           DELIVERY (CONTRIBUTION CHECKS ONLY):
                1-800-967-4560                           AXA Equitable                             AXA Equitable
   (service consultants are available weekdays           P.O. Box 8095                              30 Dan Road
          9 a.m. to 5 p.m. Eastern time)             Boston, MA 02266-8095                       Canton, MA 02021

------------------------------------------------------------------------------------------------------------------------------------
                                           FINANCIAL STATEMENTS INDEX
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                PAGE
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 10 (POOLED),   Report of Independent Registered Public Accounting Firm...............................    FSA-1
4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)     Statement of Assets and Liabilities, December 31, 2010................................    FSA-2
                                     -----------------------------------------------------------------------------------------------
                                     Statement of Operations for the Year Ended December 31, 2010..........................    FSA-3
                                     -----------------------------------------------------------------------------------------------
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2010 and 2009......................................................    FSA-4
                                     -----------------------------------------------------------------------------------------------
                                     Portfolio of Investments, December 31, 2010...........................................    FSA-5
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)      Statement of Assets and Liabilities, December 31, 2010................................   FSA-17
                                     -----------------------------------------------------------------------------------------------
                                     Statement of Operations for the Year Ended December 31, 2010..........................   FSA-18
                                     -----------------------------------------------------------------------------------------------
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2010 and 2009......................................................   FSA-19
                                     -----------------------------------------------------------------------------------------------
                                     Portfolio of Investments, December 31, 2010...........................................   FSA-20
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)      Statement of Assets and Liabilities, December 31, 2010................................   FSA-29
                                     -----------------------------------------------------------------------------------------------
                                     Statements of Operations for the Year Ended December 31, 2010.........................   FSA-30
                                     -----------------------------------------------------------------------------------------------
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2010 and 2009......................................................   FSA-31
                                     -----------------------------------------------------------------------------------------------
                                     Portfolio of Investments, December 31, 2010...........................................   FSA-32
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)     Statements of Assets and Liabilities, December 31, 2010...............................   FSA-34
                                     -----------------------------------------------------------------------------------------------
                                     Statements of Operations for the Year Ended December 31, 2010.........................   FSA-45
                                     -----------------------------------------------------------------------------------------------
                                     Statements of Changes in Net Assets for the Years
                                     Ended December 31, 2010 and 2009......................................................   FSA-55
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT 10 (POOLED),        Notes to Financial Statements.........................................................   FSA-68
4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
------------------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE                   Reports of Independent Registered Public Accounting Firm..............................      F-1
INSURANCE COMPANY                    -----------------------------------------------------------------------------------------------
                                     Consolidated Balance Sheets as of December 31, 2010 and 2009..........................      F-2
                                     -----------------------------------------------------------------------------------------------
                                     Consolidated Statements of Earnings (Loss), Years
                                     Ended December 31, 2010, 2009 and 2008................................................      F-3
                                     -----------------------------------------------------------------------------------------------
                                     Consolidated Statements of Equity, Years
                                     Ended December 31, 2010, 2009 and 2008................................................      F-5
                                     -----------------------------------------------------------------------------------------------
                                     Consolidated Statements of Comprehensive Income (Loss), Years
                                     Ended December 31, 2010, 2009 and 2008................................................      F-6
                                     -----------------------------------------------------------------------------------------------
                                     Consolidated Statements of Cash Flows, Years
                                     Ended December 31, 2010, 2009 and 2008                                                      F-7
                                     -----------------------------------------------------------------------------------------------
                                     Notes to Consolidated Financial Statements............................................      F-9
------------------------------------------------------------------------------------------------------------------------------------
                                     The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under RIA as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of AXA Equitable Life Insurance Company and Contractowners of Separate Account Nos. 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position each of Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the Separate Variable Investment Options of Separate Account No. 66, of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers and the underlying funds' transfer agents, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
April 25, 2011

                                     FSA-1
                                                                          e13400

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2010
--------------------------------------------------------------------------------

ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at value (cost: $22,323,927)  .                        $25,202,070
 Long-term debt securities -- at value (amortized cost: $14,913,329) ..   15,061,814
 Short-term debt securities -- at value (amortized cost: $511,800) ....      511,800
Cash...................................................................       99,945
Foreign cash...........................................................       97,535
Receivable for investment securities sold..............................      566,439
Interest and dividends receivable......................................      182,758
Fees receivable from Contractowners....................................        9,711
------------------------------------------------------------------------------------
Total assets...........................................................   41,732,072
------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased............................      801,311
Due to AXA Equitable's General Account.................................      472,537
Accrued custody fees...................................................       11,510
Administrative fees payable............................................       23,733
Asset management fee payable...........................................       25,521
Accrued expenses.......................................................       34,693
------------------------------------------------------------------------------------
Total liabilities......................................................    1,369,305
------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION...........  $40,362,767
====================================================================================


                                              UNITS OUTSTANDING     UNIT VALUES
                                             ------------------    ------------
Institutional ............................                  378      $22,862.41
RIA ......................................               18,776          210.35
MRP ......................................              535,485           50.35
EPP ......................................                3,747          219.29


The accompanying notes are an integral part of these financial statements.

                                     FSA-2

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $29,925) .....................................  $  553,807
Interest..................................................................................     622,138
------------------------------------------------------------------------------------------------------
Total investment income...................................................................   1,175,945
------------------------------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Asset management fees.....................................................................    (152,607)
Custody fees..............................................................................     (40,333)
Other operating expense charges...........................................................        (635)
------------------------------------------------------------------------------------------------------
Total expenses............................................................................    (193,575)
------------------------------------------------------------------------------------------------------
Net investment income.....................................................................     982,370
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
(NOTE 2):
Realized gain from security and foreign currency transactions.............................     713,487
Change in unrealized appreciation of investments and foreign currency denominated assets
  and liabilities ........................................................................   1,638,056
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency transactions.........   2,351,543
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS.....................................  $3,333,913
======================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-3

--------------------------------------------------------------------------------
Separate Account No. 10 (Pooled)
of AXA Equitable Life Insurance Company

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                         DECEMBER 31, 2010   DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income..................................................................    $   982,370          $ 1,099,060
Net realized gain (loss) on investments and foreign currency transactions..............        713,487           (5,399,769)
Change in unrealized appreciation of investments and foreign currency
denominated assets and liabilities.....................................................      1,638,056           12,440,153
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to operations..................................      3,333,913            8,139,444
------------------------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER TRANSACTIONS:
Contributions..........................................................................      3,331,173            4,588,806
Withdrawals............................................................................     (5,513,232)          (6,951,512)
Asset management fees (Note 6).........................................................       (157,129)            (145,397)
Administrative fees (Note 6)...........................................................       (323,121)            (328,478)
------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contractowner transactions..................     (2,662,309)          (2,836,581)
------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.................................................................        671,604            5,302,863
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD....     39,691,163           34,388,300
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..........    $40,362,767          $39,691,163
---===========================================================================================================================

The accompanying notes are an integral part of these financial statements.


                                     FSA-4

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Portfolio of Investments -- December 31, 2010

--------------------------------------------------------------------------------
COMPANY                                        SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 62.4%
FINANCIALS - 11.6%
CAPITAL MARKETS - 1.3%
Bank of New York Mellon Corp. (The)             1,400       $  42,280
Credit Suisse Group AG.................         1,843          74,483
Deutsche Bank AG.......................         1,300          68,121
Franklin Resources, Inc................           700          77,847
Goldman Sachs Group, Inc. (The)........           860         144,618
Julius Baer Group Ltd..................         1,000          46,991
Man Group PLC..........................         6,100          28,288
Morgan Stanley.........................         1,500          40,815
                                                            ---------
                                                              523,443
                                                            ---------
COMMERCIAL BANKS - 5.6%
Australia & New Zealand Banking
    Group Ltd..........................         4,900         117,281
Banca Popolare di Milano Scarl.........         6,200          21,792
Banco Bilbao Vizcaya Argentaria SA              3,759          38,124
Banco Santander SA.....................        11,481         122,110
Bank of Nova Scotia....................         1,400          80,451
Bank of Queensland Ltd.................         3,700          39,406
Barclays PLC...........................        18,700          76,912
BB&T Corp..............................         2,800          73,612
BNP Paribas............................         1,300          83,033
Canadian Imperial Bank of
    Commerce...........................           500          39,415
Comerica, Inc..........................         1,000          42,240
Commonwealth Bank of Australia.........         1,700          88,471
DnB NOR ASA............................         7,000          98,632
Fifth Third Bancorp....................         3,600          52,848
HSBC Holdings PLC......................         3,300          33,666
Intesa Sanpaolo SpA....................         9,500          25,872
KBC Groep NV(a)........................         1,800          61,577
Lloyds Banking Group PLC(a)............        99,900         102,948
Mitsubishi UFJ Financial Group, Inc.           30,500         165,089
National Australia Bank Ltd............         3,200          77,740
Royal Bank of Canada...................         1,700          89,512
Societe Generale.......................           976          52,662
Standard Chartered PLC.................         4,950         133,726
Sumitomo Mitsui Financial
    Group, Inc.........................         3,500         124,801
Toronto - Dominion Bank (The)..........         1,200          89,669
UniCredit SpA..........................        29,034          60,296
Wells Fargo & Co.......................         7,700         238,623
Westpac Banking Corp...................         1,600          36,426
                                                            ---------
                                                            2,266,934
                                                            ---------
CONSUMER FINANCE - 0.2%
American Express Co....................             5             215
Capital One Financial Corp.............         1,100          46,816
ORIX Corp..............................           600          59,108
                                                            ---------
                                                              106,139
                                                            ---------

--------------------------------------------------------------------------------
COMPANY                                        SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.7%
Bank of America Corp...................         9,600       $ 128,064
Challenger Financial Services
    Group Ltd..........................        15,800          76,120
Citigroup, Inc.(a).....................        21,300         100,749
CME Group, Inc. - Class A..............           200          64,350
ING Groep NV(a)........................         4,000          39,066
JPMorgan Chase & Co....................         6,183         262,283
SNS REAAL NV(a)........................         3,700          15,835
                                                            ---------
                                                              686,467
                                                            ---------
INSURANCE - 1.9%
AIA Group Ltd.(a)......................        20,600          57,902
Allianz SE.............................         1,100         131,279
Aviva PLC..............................         6,200          38,265
Beazley PLC............................        43,710          78,768
Irish Life & Permanent Group
    Holdings PLC(a)....................         5,360           7,536
Manulife Financial Corp................         2,100          36,245
MetLife, Inc...........................           870          38,663
Muenchener Rueckversicherungs
    AG.................................           500          76,059
QBE Insurance Group Ltd................         2,900          53,954
Tokio Marine Holdings, Inc.............         1,300          38,902
Travelers Cos., Inc. (The).............         1,654          92,144
XL Group PLC...........................         2,300          50,186
Zurich Financial Services AG...........           240          62,362
                                                            ---------
                                                              762,265
                                                            ---------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
Dexus Property Group...................        84,900          69,186
                                                            ---------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
Lend Lease Group.......................         4,400          38,923
Mitsubishi Estate Co., Ltd.............         2,000          37,137
Mitsui Fudosan Co., Ltd................         5,000          99,809
NTT Urban Development Corp.............            40          39,455
Savills PLC............................        10,700          64,531
                                                            ---------
                                                              279,855
                                                            ---------
                                                            4,694,289
                                                            ---------
INFORMATION TECHNOLOGY - 7.5%
COMMUNICATIONS EQUIPMENT - 0.8%
Alcatel -Lucent(a).....................         9,800          28,661
Cisco Systems, Inc.(a).................         6,100         123,403
Nokia Oyj..............................         4,100          42,573
QUALCOMM, Inc..........................         1,900          94,031
Telefonaktiebolaget LM Ericsson -
    Class B............................         4,484          52,124
                                                            ---------
                                                              340,792
                                                            ---------
COMPUTERS & PERIPHERALS - 2.0%
Apple, Inc.(a).........................           960         309,657
Dell, Inc.(a)..........................         7,700         104,335

                                      FSA-5

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                        SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
EMC Corp.(a).............................         3,700       $  84,730
Fujitsu Ltd..............................         7,000          48,764
Hewlett -Packard Co......................         2,880         121,248
NetApp, Inc.(a)..........................         1,400          76,944
Toshiba Corp.............................        12,000          65,397
                                                              ---------
                                                                811,075
                                                              ---------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.5%
Corning, Inc.............................         3,900          75,348
Tyco Electronics Ltd.....................         3,100         109,740
                                                              ---------
                                                                185,088
                                                              ---------
INTERNET SOFTWARE & SERVICES - 0.5%
Google, Inc. - Class A(a)................           310         184,131
                                                              ---------
IT SERVICES - 1.5%
Accenture PLC............................         1,400          67,886
Cap Gemini SA............................         1,300          60,919
Cognizant Technology Solutions
    Corp. - Class A(a)...................         1,000          73,290
Computershare Ltd........................         3,700          40,885
International Business
    Machines Corp........................         1,540         226,010
Nihon Unisys Ltd.........................         4,400          35,263
Visa, Inc. - Class A.....................         1,450         102,051
                                                              ---------
                                                                606,304
                                                              ---------
OFFICE ELECTRONICS - 0.4%
Canon, Inc...............................         1,400          72,671
Konica Minolta Holdings, Inc.............         8,000          83,250
                                                              ---------
                                                                155,921
                                                              ---------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Broadcom Corp. - Class A.................         1,200          52,260
Intel Corp...............................         6,200         130,386
Sumco Corp.(a)...........................         2,300          32,896
Texas Instruments, Inc...................         1,900          61,750
                                                              ---------
                                                                277,292
                                                              ---------
SOFTWARE - 1.1%
Activision Blizzard, Inc.................           100           1,244
Konami Corp..............................         2,900          61,715
Microsoft Corp...........................         8,700         242,904
Oracle Corp..............................         4,700         147,110
                                                              ---------
                                                                452,973
                                                              ---------
                                                              3,013,576
                                                              ---------
CONSUMER DISCRETIONARY - 7.0%
AUTO COMPONENTS - 0.6%
GKN PLC..................................        13,935          48,413
Johnson Controls, Inc....................         1,600          61,120
Lear Corp.(a)............................           900          88,839
Sumitomo Rubber Industries Ltd...........         4,200          43,913
                                                              ---------
                                                                242,285
                                                              ---------

--------------------------------------------------------------------------------
COMPANY                                        SHARES         U.S. $ VALUE
--------------------------------------------------------------------------------
AUTOMOBILES - 1.1%
Daimler AG(a)............................         1,300       $  88,805
Ford Motor Co.(a)........................         5,900          99,061
General Motors Co.(a)....................           694          25,581
Honda Motor Co., Ltd.....................         2,600         103,064
Nissan Motor Co., Ltd....................        11,400         108,652
Toyota Motor Corp........................           700          27,791
                                                              ---------
                                                                452,954
                                                              ---------
DISTRIBUTORS - 0.1%
Li & Fung Ltd............................        10,000          58,016
                                                              ---------
HOTELS, RESTAURANTS & LEISURE - 1.0%
Carnival PLC.............................         1,750          81,840
McDonald's Corp..........................         1,352         103,780
Royal Caribbean Cruises Ltd.(a)..........         1,700          79,900
Starbucks Corp...........................         2,100          67,473
Thomas Cook Group PLC....................         5,500          16,292
Yum! Brands, Inc.........................         1,100          53,955
                                                              ---------
                                                                403,240
                                                              ---------
HOUSEHOLD DURABLES - 0.3%
Garmin Ltd...............................         1,400          43,386
Sharp Corp...............................         6,000          61,920
                                                              ---------
                                                                105,306
                                                              ---------
INTERNET & CATALOG RETAIL - 0.2%
Amazon.com, Inc.(a)......................           560         100,800
                                                              ---------
MEDIA - 2.3%
Cablevision Systems Corp.................           900          30,456
Comcast Corp. - Class A..................         6,800         149,396
DIRECTV(a)...............................         1,350          53,906
Gannett Co., Inc.........................         3,700          55,833
News Corp. - Class A.....................         6,000          87,360
Time Warner Cable, Inc. - Class A........         1,470          97,064
Time Warner, Inc.........................         2,766          88,982
Virgin Media, Inc........................         3,500          95,340
Vivendi SA...............................         2,820          76,420
Walt Disney Co. (The)....................         2,900         108,779
WPP PLC..................................         5,300          65,761
                                                              ---------
                                                                909,297
                                                              ---------
MULTILINE RETAIL - 0.3%
Kohl's Corp.(a)..........................         1,200          65,208
Target Corp..............................         1,030          61,934
                                                              ---------
                                                                127,142
                                                              ---------
SPECIALTY RETAIL - 0.9%
Carphone Warehouse Group PLC(a)                  21,200         131,191
Esprit Holdings Ltd......................         8,900          42,361
Gap, Inc. (The)..........................         2,100          46,494
Inditex SA...............................           960          72,160
Limited Brands, Inc......................         2,400          73,752
                                                              ---------
                                                                365,958
                                                              ---------

                                      FSA-6

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
LVMH Moet Hennessy Louis Vuitton
    SA....................................           400      $   66,058
                                                              ----------
                                                               2,831,056
                                                              ----------
ENERGY - 6.8%
ENERGY EQUIPMENT & SERVICES - 1.0%
Cameron International Corp.(a)............         2,100         106,533
Cie Generale de Geophysique-
    Veritas(a)............................         2,200          67,218
Petrofac Ltd..............................         3,600          89,562
Petroleum Geo -Services ASA(a)............         2,000          31,260
Schlumberger Ltd..........................         1,550         129,425
                                                              ----------
                                                                 423,998
                                                              ----------
OIL, GAS & CONSUMABLE FUELS - 5.8%
Anadarko Petroleum Corp...................           600          45,696
Apache Corp...............................           400          47,692
BG Group PLC..............................         4,700          95,477
BP PLC....................................        22,300         162,717
Canadian Natural Resources Ltd............         1,300          58,024
Chevron Corp..............................         2,500         228,125
ConocoPhillips............................         1,700         115,770
Devon Energy Corp.........................         1,100          86,361
ENI SpA...................................         3,094          67,823
Exxon Mobil Corp..........................         4,812         351,854
Hess Corp.................................           980          75,009
Marathon Oil Corp.........................         2,180          80,725
Newfield Exploration Co.(a)...............           720          51,919
Nexen, Inc. (New York)....................         3,800          87,020
Nexen, Inc. (Toronto).....................         1,603          36,782
Noble Energy, Inc.........................           600          51,648
Occidental Petroleum Corp.................         1,050         103,005
OMV AG....................................         1,000          41,722
Penn West Energy Trust....................         2,400          57,582
Royal Dutch Shell PLC.....................         4,500         149,294
Suncor Energy, Inc. (New York)............         1,400          53,606
Total SA..................................         2,200         117,023
Tullow Oil PLC............................         3,180          63,031
Woodside Petroleum Ltd....................         2,200          95,978
                                                              ----------
                                                               2,323,883
                                                              ----------
                                                               2,747,881
                                                              ----------
INDUSTRIALS - 6.7%
AEROSPACE & DEFENSE - 0.9%
BAE Systems PLC...........................        15,100          78,087
Boeing Co. (The)..........................           800          52,208
Lockheed Martin Corp......................           500          34,955
Northrop Grumman Corp.....................         1,100          71,258
United Technologies Corp..................         1,700         133,824
                                                              ----------
                                                                 370,332
                                                              ----------

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 0.3%
FedEx Corp................................           400       $  37,204
United Parcel Service, Inc. - Class B ....         1,280          92,902
                                                               ---------
                                                                 130,106
                                                               ---------
AIRLINES - 0.2%
All Nippon Airways Co., Ltd.(a)...........        11,000          41,095
Delta Air Lines, Inc.(a)..................         3,600          45,360
                                                               ---------
                                                                  86,455
                                                               ---------
BUILDING PRODUCTS - 0.3%
Asahi Glass Co., Ltd......................         4,000          46,804
Noritz Corp...............................         2,800          49,506
                                                               ---------
                                                                  96,310
                                                               ---------
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Prosegur Cia de Seguridad SA..............           800          45,216
                                                               ---------
CONSTRUCTION & ENGINEERING - 0.3%
Bouygues SA...............................         2,100          90,870
Vinci SA..................................           700          38,202
                                                               ---------
                                                                 129,072
                                                               ---------
ELECTRICAL EQUIPMENT - 0.4%
Cooper Industries PLC.....................           800          46,632
Emerson Electric Co.......................         1,600          91,472
Nexans SA.................................           410          32,375
                                                               ---------
                                                                 170,479
                                                               ---------
INDUSTRIAL CONGLOMERATES - 1.1%
3M Co.....................................         1,000          86,300
General Electric Co.......................        11,800         215,822
Koninklijke Philips Electronics NV........         1,740          53,502
Siemens AG................................           600          74,995
                                                               ---------
                                                                 430,619
                                                               ---------
MACHINERY - 2.0%
Atlas Copco AB - Class A..................         4,266         107,684
Cargotec Oyj..............................         1,600          83,777
Caterpillar, Inc..........................           800          74,928
Danaher Corp..............................         1,200          56,604
Deere & Co................................           900          74,745
Fanuc Corp................................           400          61,500
Illinois Tool Works, Inc..................         2,100         112,140
Ingersoll -Rand PLC.......................         2,407         113,346
MAN SE....................................           400          48,124
Parker Hannifin Corp......................           900          77,670
                                                               ---------
                                                                 810,518
                                                               ---------
ROAD & RAIL - 0.4%
East Japan Railway Co.....................           800          52,081
Union Pacific Corp........................         1,000          92,660
                                                               ---------
                                                                 144,741
                                                               ---------

                                      FSA-7

--------------------------------------------------------------------------------
Separate Account No. 10 (Pooled)
of AXA Equitable Life Insurance Company


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                        SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.7%
Mitsubishi Corp.......................         4,200       $ 113,823
Mitsui & Co., Ltd.....................         4,400          72,750
Rexel SA(a)...........................         5,100         111,215
                                                           ---------
                                                             297,788
                                                           ---------
TRANSPORTATION INFRASTRUCTURE - 0.0%
Macquarie Atlas Roads Group(a)........         5,900           9,193
                                                           ---------
                                                           2,720,829
                                                           ---------
MATERIALS - 6.3%
CHEMICALS - 2.8%
Agrium, Inc. (New York)...............           710          65,142
Agrium, Inc. (Toronto)................           700          64,459
Air Water, Inc........................         4,000          51,144
Arkema SA.............................           500          36,135
BASF SE...............................         1,000          80,506
CF Industries Holdings, Inc...........           450          60,817
Clariant AG(a)........................         5,000         101,599
DIC Corp..............................        24,000          53,856
Dow Chemical Co. (The)................         2,900          99,006
EI du Pont de Nemours & Co............         1,500          74,820
Koninklijke DSM NV....................         1,800         102,882
Linde AG..............................           800         122,457
Nippon Shokubai Co., Ltd..............         5,000          51,785
Potash Corp. of Saskatchewan, Inc.....           300          46,631
Praxair, Inc..........................           600          57,282
Yara International ASA................           800          46,452
                                                           ---------
                                                           1,114,973
                                                           ---------
CONSTRUCTION MATERIALS - 0.2%
Boral Ltd.............................        11,600          57,432
Fletcher Building Ltd.................         4,400          26,159
                                                           ---------
                                                              83,591
                                                           ---------
CONTAINERS & PACKAGING - 0.2%
DS Smith PLC..........................        27,800          88,312
                                                           ---------
METALS & MINING - 2.9%
AK Steel Holding Corp.................         1,900          31,103
Barrick Gold Corp.....................         1,000          53,459
BHP Billiton Ltd......................         2,343         108,677
BHP Billiton PLC......................         2,900         115,939
Cliffs Natural Resources, Inc.........           740          57,727
Commercial Metals Co..................         3,300          54,747
Freeport -McMoRan Copper & Gold,
    Inc...............................         1,130         135,702
JFE Holdings, Inc.....................         1,200          41,842
Mitsubishi Materials Corp.(a).........        13,000          41,514
OneSteel Ltd..........................        17,500          46,460
Rio Tinto Ltd.........................           800          70,089
Rio Tinto PLC.........................         2,776         195,190

--------------------------------------------------------------------------------
COMPANY                                       SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Teck Resources Ltd....................         1,200       $  74,622
Xstrata PLC...........................         5,616         132,418
                                                           ---------
                                                           1,159,489
                                                           ---------
PAPER & FOREST PRODUCTS - 0.2%
Mondi PLC.............................        10,000          80,631
                                                           ---------
                                                           2,526,996
                                                           ---------
CONSUMER STAPLES - 6.2%
Beverages - 1.3%
Anheuser -Busch InBev NV..............         1,170          67,179
Asahi Breweries Ltd...................         3,800          73,700
Carlsberg A/S.........................           975          98,029
Coca -Cola Co. (The)..................         1,700         111,809
Constellation Brands, Inc. -
    Class A(a)........................         2,300          50,945
PepsiCo, Inc..........................         2,000         130,660
                                                           ---------
                                                             532,322
                                                           ---------
FOOD & STAPLES RETAILING - 1.1%
Koninklijke Ahold NV..................         4,600          60,946
Kroger Co. (The)......................         2,000          44,720
Safeway, Inc..........................         3,200          71,968
SUPERVALU, Inc........................         2,400          23,112
Tesco PLC.............................        10,500          69,982
Wal -Mart Stores, Inc.................         2,000         107,860
Walgreen Co...........................         1,100          42,856
                                                           ---------
                                                             421,444
                                                           ---------
FOOD PRODUCTS - 1.7%
Archer -Daniels -Midland Co...........         2,410          72,493
Bunge Ltd.............................         1,200          78,624
General Mills, Inc....................           700          24,913
Goodman Fielder Ltd...................        27,800          38,328
Nestle SA.............................         2,973         174,629
Premier Foods PLC(a)..................       149,200          45,107
Sara Lee Corp.........................         3,800          66,538
Smithfield Foods, Inc.(a).............         6,050         124,811
Unilever NV...........................         2,200          68,768
                                                           ---------
                                                             694,211
                                                           ---------
HOUSEHOLD PRODUCTS - 0.9%
Colgate -Palmolive Co.................           600          48,222
Kimberly -Clark Corp..................           750          47,280
Procter & Gamble Co. (The)............         4,000         257,320
                                                           ---------
                                                             352,822
                                                           ---------
PERSONAL PRODUCTS - 0.1%
Kao Corp..............................         1,000          26,977
                                                           ---------
TOBACCO - 1.1%
Altria Group, Inc.....................         5,000         123,100
British American Tobacco PLC..........         2,600         100,322
Imperial Tobacco Group PLC............         1,500          46,335

                                      FSA-8

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                              SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
Japan Tobacco, Inc...........................            20       $   74,102
Philip Morris International, Inc.............         1,950          114,134
                                                                  ----------
                                                                     457,993
                                                                  ----------
                                                                   2,485,769
                                                                  ----------
HEALTH CARE - 5.8%
BIOTECHNOLOGY - 0.4%
Amgen, Inc.(a)...............................         1,100           60,390
Celgene Corp.(a).............................           900           53,226
Gilead Sciences, Inc.(a).....................         2,000           72,480
                                                                  ----------
                                                                     186,096
                                                                  ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
Alcon, Inc...................................           400           65,360
Ansell Ltd...................................         3,800           49,391
Baxter International, Inc....................           700           35,434
Covidien PLC.................................         1,675           76,481
Medtronic, Inc...............................         1,100           40,799
                                                                  ----------
                                                                     267,465
                                                                  ----------
HEALTH CARE PROVIDERS & SERVICES - 0.8%
Aetna, Inc...................................           900           27,459
Express Scripts, Inc. - Class A(a)...........         1,400           75,670
Fresenius Medical Care AG & Co.
    KGaA.....................................           800           46,777
McKesson Corp................................           650           45,747
Medco Health Solutions, Inc.(a)..............           500           30,635
UnitedHealth Group, Inc......................         2,100           75,831
WellPoint, Inc.(a)...........................           500           28,430
                                                                  ----------
                                                                     330,549
                                                                  ----------
PHARMACEUTICALS - 3.9%
Abbott Laboratories..........................         2,300          110,193
Allergan, Inc................................           700           48,069
AstraZeneca PLC..............................         2,200          100,646
Bayer AG.....................................         1,400          103,393
Bristol -Myers Squibb Co.....................         1,500           39,720
Eli Lilly & Co...............................         1,100           38,544
GlaxoSmithKline PLC..........................         3,900           75,745
Johnson & Johnson............................         3,200          197,920
Merck & Co., Inc.............................         3,464          124,843
Mitsubishi Tanabe Pharma Corp................         4,000           67,616
Novartis AG..................................         2,055          121,148
Novo Nordisk A/S Class B.....................           450           50,955
Pfizer, Inc..................................        10,374          181,649
Roche Holding AG.............................           870          127,873
Sanofi -Aventis SA...........................         1,200           77,032
Shire PLC....................................         2,500           60,552
Takeda Pharmaceutical Co., Ltd...............         1,000           49,257
                                                                  ----------
                                                                   1,575,155
                                                                  ----------
                                                                   2,359,265
                                                                  ----------

--------------------------------------------------------------------------------
COMPANY                                              SHARES      U.S. $ VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.2%
AT&T, Inc....................................         6,900       $  202,722
France Telecom SA............................         2,400           50,211
Frontier Communications Corp.................           600            5,838
Koninklijke KPN NV...........................         2,400           35,159
Nippon Telegraph & Telephone
    Corp.....................................         1,600           72,499
Telecom Corp. of New Zealand Ltd.............        24,126           40,558
Telecom Italia SpA...........................        33,800           43,848
Telecom Italia RSP...........................        50,300           54,794
Telefonica SA................................         4,210           95,817
TeliaSonera AB...............................        14,500          114,959
Telstra Corp. Ltd............................        24,500           70,067
Verizon Communications, Inc..................         2,650           94,817
                                                                  ----------
                                                                     881,289
                                                                  ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
KDDI Corp....................................            10           57,826
NTT DoCoMo, Inc..............................            19           33,219
Vodafone Group PLC...........................        78,500          203,897
                                                                  ----------
                                                                     294,942
                                                                  ----------
                                                                   1,176,231
                                                                  ----------
UTILITIES - 1.6%
ELECTRIC UTILITIES - 1.3%
E.ON AG......................................         3,450          105,827
EDF SA.......................................         1,100           45,297
Edison International.........................         2,000           77,200
EDP - Energias de Portugal SA................        24,600           82,208
Enel SpA.....................................        13,812           69,300
Exelon Corp..................................           850           35,394
Iberdrola SA.................................         4,733           36,624
Tokyo Electric Power Co., Inc. (The) ........         1,900           46,455
                                                                  ----------
                                                                     498,305
                                                                  ----------
GAS UTILITIES - 0.1%
Tokyo Gas Co., Ltd...........................        10,000           44,387
                                                                  ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
Constellation Energy Group, Inc..............         1,050           32,162
Drax Group PLC...............................         3,000           17,294
                                                                  ----------
                                                                      49,456
                                                                  ----------
MULTI -UTILITIES - 0.1%
GDF Suez.....................................         1,500           54,030
                                                                  ----------
                                                                     646,178
                                                                  ----------
Total Common Stocks
    (cost $22,323,927).......................                     25,202,070
                                                                  ----------

                                     FSA-9

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                           PRINCIPAL
                                             AMOUNT
COMPANY                                       (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES - 37.4%
CORPORATES - INVESTMENT GRADES (C) - 11.0%
FINANCIAL INSTITUTIONS - 4.9%
BANKING - 2.2%
American Express Co.
   7.25%, 5/20/14.................             $25      $28,481
Bank of America Corp.
   7.375%, 5/15/14................              20       22,232
   7.625%, 6/01/19................              30       34,543
   Series L
   5.65%, 5/01/18.................              55       56,197
BankAmerica Capital II
   Series 2
   8.00%, 12/15/26................              25       25,156
Bear Stearns Cos. LLC (The)
   5.70%, 11/15/14................              35       38,456
Citigroup, Inc.
   5.50%, 4/11/13.................              35       37,269
   6.50%, 8/19/13.................              30       32,942
   8.50%, 5/22/19.................              30       37,243
Compass Bank
   5.50%, 4/01/20.................              65       63,005
Goldman Sachs Group, Inc. (The)
   6.00%, 6/15/20.................              30       32,420
   7.50%, 2/15/19.................              35       40,810
JPMorgan Chase & Co.
   4.40%, 7/22/20.................              45       44,291
   4.75%, 5/01/13.................              25       26,766
M&I Marshall & Ilsley Bank
   5.00%, 1/17/17.................              45       45,662
Macquarie Group Ltd.
   4.875%, 8/10/17................              40       39,164
Morgan Stanley
   5.30%, 3/01/13.................              40       42,625
   6.625%, 4/01/18................              40       43,391
PNC Funding Corp.
   5.125%, 2/08/20................              15       15,634
UFJ Finance Aruba AEC
   6.75%, 7/15/13.................             100      111,510
Wachovia Corp.
   5.50%, 5/01/13.................              50       54,410
                                                        -------
                                                        872,207
                                                        -------
BROKERAGE - 0.0%
Jefferies Group, Inc.
   6.875%, 4/15/21................              17       17,668
                                                        -------
FINANCE - 0.4%
General Electric Capital Corp.
   4.80%, 5/01/13.................              30       32,073
   5.625%, 5/01/18................              35       38,168

--------------------------------------------------------------------------------
                                           PRINCIPAL
                                             AMOUNT
COMPANY                                       (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
   Series A
   4.375%, 11/21/11...............             $15      $15,487
HSBC Finance Corp.
   7.00%, 5/15/12.................              25       26,824
SLM Corp.
   5.45%, 4/25/11.................              30       30,261
   Series A
   5.375%, 1/15/13................              15       15,299
                                                        -------
                                                        158,112
                                                        -------
INSURANCE - 1.8%
Aegon NV
   4.75%, 6/01/13.................              15       15,701
Aetna, Inc.
   6.00%, 6/15/16.................              15       17,105
Aflac, Inc.
   3.45%, 8/15/15.................               5        5,080
Allied World Assurance Co. Holdings Ltd.
   7.50%, 8/01/16.................              25       27,681
Allstate Corp. (The)
   6.125%, 5/15/37................              50       49,875
Assurant, Inc.
   5.625%, 2/15/14................              15       15,771
CIGNA Corp.
   5.125%, 6/15/20................              38       39,389
Coventry Health Care, Inc.........
   5.95%, 3/15/17.................              10       10,167
   6.125%, 1/15/15................               5        5,206
   6.30%, 8/15/14.................              25       26,398
Genworth Financial, Inc.
   6.515%, 5/22/18................              45       45,734
Guardian Life Insurance Co. of America
   7.375%, 9/30/39................              15       17,462
Hartford Financial Services Group, Inc.
   6.10%, 10/01/41................              50       47,221
Humana, Inc.
   6.30%, 8/01/18.................              30       32,359
   6.45%, 6/01/16.................              10       10,939
Liberty Mutual Group, Inc.
   5.75%, 3/15/14.................              30       31,203
Lincoln National Corp.
   8.75%, 7/01/19.................               9       11,258
Markel Corp.
   7.125%, 9/30/19................              18       19,546
Massachusetts Mutual Life Insurance Co.
   8.875%, 6/01/39................              15       20,077
MetLife, Inc.
   7.717%, 2/15/19................              14       17,188
Nationwide Mutual Insurance Co.
   9.375%, 8/15/39................              25       28,996

                                     FSA-10

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT
COMPANY                                               (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
Principal Financial Group, Inc.
   7.875%, 5/15/14........................             $20      $  23,041
Prudential Financial, Inc.
   5.15%, 1/15/13.........................              30         31,998
   6.20%, 1/15/15.........................              10         11,028
   Series D
   7.375%, 6/15/19........................               5          5,895
UnitedHealth Group, Inc.
   6.00%, 2/15/18.........................              45         51,082
WellPoint, Inc.
   4.35%, 8/15/20.........................              15         14,883
   5.875%, 6/15/17........................              10         11,178
   7.00%, 2/15/19.........................              15         17,657
XL Capital Ltd.
   6.25%, 5/15/27.........................              50         49,241
                                                                ---------
                                                                  710,359
                                                                ---------
OTHER FINANCE - 0.1%
ORIX Corp.
   4.71%, 4/27/15.........................              36         36,458
                                                                ---------
REITS - 0.4%
ERP Operating LP
   5.25%, 9/15/14.........................              45         49,075
HCP, Inc.
   5.95%, 9/15/11.........................              55         56,776
Healthcare Realty Trust, Inc.
   5.125%, 4/01/14........................              30         31,412
Simon Property Group LP
   4.375%, 3/01/21........................              40         39,530
                                                                ---------
                                                                  176,793
                                                                ---------
                                                                1,971,597
                                                                ---------
INDUSTRIAL - 4.8%
BASIC - 0.8%
AngloGold Ashanti Holdings PLC
   5.375%, 4/15/20........................              25         26,000
ArcelorMittal
   6.125%, 6/01/18........................              50         53,274
BHP Billiton Finance USA Ltd.
   7.25%, 3/01/16.........................              33         39,321
Dow Chemical Co. (The)
   7.375%, 11/01/29.......................               5          6,011
   8.55%, 5/15/19.........................              44         55,143
Eastman Chemical Co.
   5.50%, 11/15/19........................               6          6,313
International Paper Co.
   5.30%, 4/01/15.........................              45         48,473
Packaging Corp. of America
   5.75%, 8/01/13.........................              30         32,172
PPG Industries, Inc.
   5.75%, 3/15/13.........................              25         27,134

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT
COMPANY                                               (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
Rio Tinto Finance USA Ltd.
   6.50%, 7/15/18.........................             $35      $  40,805
Teck Resources Ltd.
   6.00%, 8/15/40.........................               4          4,229
                                                                ---------
                                                                  338,875
                                                                ---------
CAPITAL GOODS - 0.3%
Allied Waste North America, Inc.
   6.875%, 6/01/17........................              20         22,000
Holcim US Finance Sarl & Cie SCS
   6.00%, 12/30/19........................               4          4,154
Lafarge SA
   6.15%, 7/15/11.........................              28         28,730
Republic Services, Inc.
   5.50%, 9/15/19.........................              20         21,811
Tyco International Finance SA
   8.50%, 1/15/19.........................              25         32,000
                                                                ---------
                                                                  108,695
                                                                ---------
COMMUNICATIONS - MEDIA - 0.8%
BSKYB Finance UK PLC
   5.625%, 10/15/15.......................              40         44,113
CBS Corp.
   5.75%, 4/15/20.........................              15         15,940
Comcast Cable Communications Holdings, Inc.
   9.455%, 11/15/22.......................              15         20,754
DirecTV Holdings LLC / DirecTV Financing Co., Inc.
   4.75%, 10/01/14........................              15         15,986
News America Holdings, Inc.
   9.25%, 2/01/13.........................              15         17,288
News America, Inc.
   6.55%, 3/15/33.........................              25         26,578
Reed Elsevier Capital, Inc.
   8.625%, 1/15/19........................              15         19,071
RR Donnelley & Sons Co.
   4.95%, 4/01/14.........................              15         15,368
   5.50%, 5/15/15.........................              25         25,551
TCI Communications, Inc.
   7.875%, 2/15/26........................              25         29,576
Time Warner Cable, Inc.
   7.50%, 4/01/14.........................              10         11,468
Time Warner Entertainment Co. LP
   8.375%, 3/15/23........................              35         43,947
WPP Finance UK
   5.875%, 6/15/14........................              15         16,206
                                                                ---------
                                                                  301,846
                                                                ---------
COMMUNICATIONS - TELECOMMUNICATIONS - 0.6%
American Tower Corp.
   5.05%, 9/01/20.........................              30         29,503
AT&T Corp.
   8.00%, 11/15/31........................               5          6,284

                                     FSA-11

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT
COMPANY                                     (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
Embarq Corp.
   7.082%, 6/01/16..............             $40        $44,236
Qwest Corp.
   7.50%, 10/01/14..............              55         61,600
Telecom Italia Capital SA
   6.175%, 6/18/14..............              25         26,587
   6.375%, 11/15/33.............              10          8,583
United States Cellular Corp.
   6.70%, 12/15/33..............              40         38,855
Vodafone Group PLC
   5.50%, 6/15/11...............              20         20,435
                                                        -------
                                                        236,083
                                                        -------
CONSUMER CYCLICAL - AUTOMOTIVE - 0.2%
Daimler Finance North America LLC
   5.75%, 9/08/11...............              15         15,499
   7.30%, 1/15/12...............              12         12,750
   7.75%, 1/18/11...............               6          6,014
Harley-Davidson Funding Corp.
   5.75%, 12/15/14..............              27         28,375
Nissan Motor Acceptance Corp.
   4.50%, 1/30/15...............              29         30,111
                                                        -------
                                                         92,749
                                                        -------
CONSUMER CYCLICAL - ENTERTAINMENT - 0.2%
Time Warner, Inc................
   4.70%, 1/15/21...............              20         20,363
   7.625%, 4/15/31..............              25         30,392
Viacom, Inc.
   5.625%, 9/15/19..............              30         33,332
                                                        -------
                                                         84,087
                                                        -------
CONSUMER CYCLICAL - OTHER - 0.0%
MDC Holdings, Inc.
   5.50%, 5/15/13...............              10         10,483
                                                        -------
CONSUMER CYCLICAL - RETAILERS - 0.1%
CVS Caremark Corp.
   6.60%, 3/15/19...............              25         29,272
                                                        -------
CONSUMER NON-CYCLICAL - 0.5%
Ahold Finance USA LLC
   6.875%, 5/01/29..............              35         38,996
Altria Group, Inc.
   9.70%, 11/10/18..............              20         26,384
Bunge Ltd. Finance Corp.
   5.10%, 7/15/15...............              19         19,598
   5.875%, 5/15/13..............              25         26,765
Cadbury Schweppes US Finance LLC
   5.125%, 10/01/13.............              20         21,675
Delhaize Group SA
   5.875%, 2/01/14..............              10         11,036
Diageo Capital PLC
   7.375%, 1/15/14..............              25         28,953

--------------------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT
COMPANY                                     (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
Kroger Co. (The)
   6.80%, 12/15/18..............             $20       $ 23,296
                                                       --------
                                                        196,703
                                                       --------
ENERGY - 0.7%
Anadarko Petroleum Corp.
   5.95%, 9/15/16...............              34         36,526
   6.45%, 9/15/36...............              11         10,971
Baker Hughes, Inc.
   6.50%, 11/15/13..............              15         17,071
Canadian Natural Resources Ltd.
   5.15%, 2/01/13...............              20         21,554
Hess Corp.
   7.875%, 10/01/29.............              30         37,651
Marathon Oil Corp.
   7.50%, 2/15/19...............              11         13,661
Nabors Industries, Inc.
   9.25%, 1/15/19...............              30         37,176
Noble Energy, Inc.
   8.25%, 3/01/19...............              29         36,238
Noble Holding International Ltd.
   4.90%, 8/01/20...............               5          5,172
Valero Energy Corp.
   6.125%, 2/01/20..............              21         22,303
   6.875%, 4/15/12..............              10         10,642
Weatherford International Ltd.
   5.15%, 3/15/13...............              20         21,215
   9.625%, 3/01/19..............              15         19,248
                                                       --------
                                                        289,428
                                                       --------
TECHNOLOGY - 0.3%
Agilent Technologies, Inc.
   5.00%, 7/15/20...............               7          7,106
HP Enterprise Services LLC
   7.45%, 10/15/29..............              15         19,268
Motorola, Inc.
   6.50%, 9/01/25...............              35         35,994
   7.50%, 5/15/25...............              10         10,873
Xerox Capital Trust I
   8.00%, 2/01/27...............              45         45,788
                                                       --------
                                                        119,029
                                                       --------
TRANSPORTATION - AIRLINES - 0.1%
Southwest Airlines Co.
   5.25%, 10/01/14..............              10         10,517
   5.75%, 12/15/16..............              20         21,174
                                                       --------
                                                         31,691
                                                       --------
TRANSPORTATION - SERVICES - 0.2%
Asciano Finance Ltd.
   3.125%, 9/23/15..............              40         38,456
Con-way, Inc.
   6.70%, 5/01/34...............              23         21,102

                                     FSA-12

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                    AMOUNT
COMPANY                                              (000)     U.S. $ VALUE
--------------------------------------------------------------------------------
Ryder System, Inc.
   5.85%, 11/01/16.........................           $11        $  12,084
   7.20%, 9/01/15..........................            10           11,469
                                                                 ---------
                                                                    83,111
                                                                 ---------
                                                                 1,922,052
                                                                 ---------
UTILITY - 1.2%
ELECTRIC - 0.6%
Allegheny Energy Supply Co. LLC
   5.75%, 10/15/19.........................            35           35,229
Constellation Energy Group, Inc.
   5.15%, 12/01/20.........................            30           29,535
Enersis SA
   7.375%, 1/15/14.........................            30           33,156
FirstEnergy Corp.
   Series B
   6.45%, 11/15/11.........................             1            1,041
   Series C................................
   7.375%, 11/15/31........................            25           26,354
SPI Electricity & Gas Australia Holdings Pty Ltd.
   6.15%, 11/15/13.........................            30           32,575
Teco Finance, Inc.
   4.00%, 3/15/16..........................            10           10,197
   5.15%, 3/15/20..........................            10           10,368
Union Electric Co.
   6.70%, 2/01/19..........................             5            5,828
Wisconsin Energy Corp.
   6.25%, 5/15/67..........................            52           51,220
                                                                 ---------
                                                                   235,503
                                                                 ---------
NATURAL GAS - 0.5%
Energy Transfer Partners LP
   6.125%, 2/15/17.........................            35           38,475
   6.625%, 10/15/36........................             5            5,271
EQT Corp.
   8.125%, 6/01/19.........................            19           22,107
Nisource Finance Corp.
   6.80%, 1/15/19..........................            35           40,495
TransCanada PipeLines Ltd.
   6.35%, 5/15/67..........................            60           59,246
Williams Partners LP
   5.25%, 3/15/20..........................            45           46,647
                                                                 ---------
                                                                   212,241
                                                                 ---------
OTHER UTILITY - 0.1%
Veolia Environnement
   6.00%, 6/01/18..........................            30           33,599
                                                                 ---------
                                                                   481,343
                                                                 ---------

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT
COMPANY                                               (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
NON CORPORATE SECTORS - 0.1%
AGENCIES - NOT GOVERNMENT GUARANTEED - 0.1%
Petrobras International Finance Co.
   5.75%, 1/20/20..........................            $ 50     $   51,878
                                                                ----------
Total Corporates - Investment Grades                             4,426,870
                                                                ----------
GOVERNMENTS - TREASURIES - 8.9%
UNITED STATES - 8.9%
U.S. Treasury Bonds
   4.50%, 2/15/36..........................             130        134,591
   4.625%, 2/15/40.........................             345        361,387
U.S. Treasury Notes
   1.75%, 7/31/15..........................             170        169,456
   2.125%, 5/31/15.........................             270        274,304
   2.25%, 1/31/15..........................             435        446,554
   2.625%, 7/31/14-11/15/20................             516        528,171
   3.625%, 2/15/20.........................             695        721,279
   3.75%, 11/15/18.........................             895        951,455
                                                                ----------
Total Governments - Treasuries.............                      3,587,197
                                                                ----------
MORTGAGE PASS-THRU'S - 6.1%
AGENCY FIXED RATE 30-YEAR - 6.1%
Federal Home Loan Mortgage Corp. Gold
   Series 2007
   5.50%, 7/01/35..........................              46         48,921
Federal National Mortgage Association
   4.00%, TBA..............................              55         54,712
   5.50%, 1/01/35-6/01/38..................             356        381,853
   6.00%, 3/01/38-7/01/39..................             392        424,969
   6.50%, TBA..............................              75         83,344
   6.50%, 6/01/39..........................              66         73,549
   Series 2003
   5.00%, 11/01/33.........................              51         53,373
   5.50%, 4/01/33-7/01/33..................             209        225,120
   Series 2004
   5.50%, 4/01/34-11/01/34.................             132        142,690
   6.00%, 9/01/34..........................              86         94,405
   Series 2005
   4.50%, 8/01/35..........................             105        108,438
   5.50%, 2/01/35..........................             206        221,738
   Series 2006
   5.00%, 2/01/36..........................             176        185,912
   Series 2007
   4.50%, 9/01/35..........................             123        126,731
   Series 2008
   6.00%, 3/01/37-5/01/38..................             208        225,481
                                                                ----------
Total Mortgage Pass-Thru's.................                      2,451,236
                                                                ----------

                                     FSA-13

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
AGENCIES - 5.4%
AGENCY DEBENTURES - 5.4%
Citigroup Funding, Inc. - FDIC Insured
   0.206%, 5/05/11(b).................            $200     $  200,008
Federal Farm Credit Bank
   0.272%, 11/13/12(b)................             200        199,871
   0.282%, 10/12/12(b)................             200        199,925
   0.291%, 9/20/12(b).................             200        199,970
   0.311%, 4/26/13(b).................             280        279,897
   0.321%, 6/26/13(b).................             300        299,894
Federal National Mortgage Association
   0.291%, 9/17/12-10/18/12(b)........             450        449,949
   6.25%, 5/15/29.....................             150        184,029
   6.625%, 11/15/30...................             145        182,957
                                                           ----------
Total Agencies........................                      2,196,500
                                                           ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.8%
NON-AGENCY FIXED RATE CMBS - 2.8%
Banc of America Commercial Mortgage, Inc.
   Series 2006-5, Class A4
   5.414%, 9/10/47....................             115        120,358
   Series 2007-1, Class A4
   5.451%, 1/15/49....................              75         78,241
Citigroup Commercial Mortgage Trust
   Series 2004-C1, Class A4
   5.375%, 4/15/40....................             145        155,703
Credit Suisse First Boston Mortgage Securities Corp.
   Series 2004-C1, Class A4...........
   4.75%, 1/15/37.....................              45         47,142
   Series 2005-C1, Class A4...........
   5.014%, 2/15/38....................             105        111,567
Credit Suisse Mortgage Capital Certificates
   Series 2006-C5, Class A3
   5.311%, 12/15/39...................              60         62,493
GS Mortgage Securities Corp. II
   Series 2004-GG2, Class A6
   5.396%, 8/10/38....................             100        107,412
JP Morgan Chase Commercial Mortgage Securities Corp.
   Series 2007-LD11, Class A4
   5.817%, 6/15/49....................              80         83,700
LB-UBS Commercial Mortgage Trust
   Series 2004-C4, Class A4
   5.258%, 6/15/29....................              35         37,498
   Series 2006-C1, Class A4
   5.156%, 2/15/31....................             115        122,840
   Series 2006-C4, Class A4
   5.881%, 6/15/38....................              50         54,107
Merrill Lynch Mortgage Trust
   Series 2005-CKI1, Class A6
   5.241%, 11/12/37...................              55         59,202

--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)    U.S. $ VALUE
--------------------------------------------------------------------------------
Morgan Stanley Capital I
   Series 2005-HQ5, Class A4
   5.168%, 1/14/42....................            $ 70     $   74,917
                                                           ----------
Total Commercial Mortgage-Backed Securities                 1,115,180
                                                           ----------
GOVERNMENTS - SOVEREIGN BONDS - 0.8%
BRAZIL - 0.1%
Republic of Brazil
   8.25%, 1/20/34.....................              30         39,975
                                                           ----------
PERU - 0.2%
Republic of Peru
   8.75%, 11/21/33....................              60         82,350
                                                           ----------
POLAND - 0.1%
Poland Government International Bond
   3.875%, 7/16/15....................              39         39,634
                                                           ----------
RUSSIA - 0.4%
Russian Federation
   7.50%, 3/31/30.....................             152        175,923
                                                           ----------
Total Governments - Sovereign Bonds
                                                              337,882
                                                           ----------
CMOS - 0.5%
Non-Agency Fixed Rate - 0.3%
Bear Stearns Alt-A Trust
   Series 2007-1, Class 21A1
   5.331%, 1/25/47....................              41         25,792
Indymac Index Mortgage Loan Trust
   Series 2006-AR7, Class 4A1
   5.558%, 5/25/36....................              34         19,364
JP Morgan Alternative Loan Trust
   Series 2006-A3, Class 2A1
   5.862%, 7/25/36....................              75         40,399
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-A8, Class A1C1
   5.25%, 8/25/36.....................              29         27,995
                                                           ----------
                                                              113,550
                                                           ----------
NON-AGENCY FLOATING RATE - 0.2%
Banc of America Funding Corp.
   Series 2007-B, Class A1
   0.471%, 4/20/47(b).................              66         43,235
Countrywide Alternative Loan Trust
   Series 2006-OA14, Class 3A1
   1.178%, 11/25/46(b)................              89         46,280
   Series 2005-62, Class 2A1
   1.328%, 12/25/35(b)................              24         15,584
                                                           ----------
                                                              105,099
                                                           ----------
Total CMOs............................                        218,649
                                                           ----------

                                     FSA-14

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)     U.S. $ VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.5%
HOME EQUITY LOANS - FLOATING RATE - 0.3%
Indymac Residential Asset Backed Trust
   Series 2006-D, Class 2A2
   0.371%, 11/25/36(b)...............            $ 74         $ 60,987
   Series 2007-B, Class M1
   0.563%, 7/25/37(b)................             115            1,699
Mastr Asset Backed Securities Trust
   Series 2006-NC2, Class A3
   0.371%, 8/25/36(b)................              88           53,771
Option One
   Series 2007-4, Class M1
   0.623%, 4/25/37(b)................             110            1,948
Residential Asset Securities Corp.
   Series 2003-KS3, Class A2
   0.853%, 5/25/33(b)................               3            2,243
                                                               -------
                                                               120,648
                                                               -------
HOME EQUITY LOANS - FIXED RATE - 0.2%
Asset Backed Funding Certificates
   Series 2003-WF1, Class A2
   1.381%, 12/25/32..................              21           19,700
Citifinancial Mortgage Securities, Inc.
   Series 2003-1, Class AFPT
   3.36%, 1/25/33....................              14           12,605
Credit-Based Asset Servicing and Securitization LLC
   Series 2003-CB1, Class AF
   3.95%, 1/25/33....................              38           33,806
                                                               -------
                                                                66,111
                                                               -------
Total Asset-Backed Securities........                          186,759
                                                               -------
GOVERNMENTS - SOVEREIGN AGENCIES - 0.4%
GERMANY - 0.1%
Landwirtschaftliche Rentenbank
   5.125%, 2/01/17...................              20           22,473
                                                               -------
UNITED KINGDOM - 0.3%
Royal Bank of Scotland PLC (The)
   1.45%, 10/20/11...................             145          145,814
                                                               -------
Total Governments - Sovereign Agencies                         168,287
                                                               -------
CORPORATES - NON-INVESTMENT GRADES (C) - 0.4%
INDUSTRIAL - 0.4%
BASIC - 0.1%
United States Steel Corp.
   6.65%, 6/01/37....................              60           50,400
Westvaco Corp.
   8.20%, 1/15/30....................              10           10,546
                                                               -------
                                                                60,946
                                                               -------
CONSUMER CYCLICAL - OTHER - 0.2%
Wyndham Worldwide Corp.
   6.00%, 12/01/16...................              60           62,786
                                                               -------

--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)     U.S. $ VALUE
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL - 0.1%
Universal Health Services, Inc.
   7.125%, 6/30/16...................            $ 25      $    27,104
                                                           -----------
Total Corporates - Non-Investment Grades                       150,836
                                                           -----------
INFLATION-LINKED SECURITIES - 0.4%
UNITED STATES - 0.4%
U.S. Treasury Inflation Index
   3.00%, 7/15/12....................             116          150,008
                                                           -----------
LOCAL GOVERNMENTS - MUNICIPAL BONDS - 0.1%
UNITED STATES - 0.1%
California State
   7.625%, 3/01/40...................              40           41,736
                                                           -----------
SUPRANATIONALS - 0.1%
European Investment Bank
   4.875%, 2/15/36...................              30           30,674
                                                           -----------
TOTAL LONG-TERM DEBT SECURITIES
   (cost $14,913,329) ...............                       15,061,814
                                                           -----------
SHORT-TERM INVESTMENTS - 1.2%
TIME DEPOSIT - 0.3%
JP Morgan Nassau
   0.10%, 1/03/11....................             142          141,836
                                                           -----------
U.S. TREASURY BILL - 0.9%
U.S. Treasury Bill
   0.133%, 1/27/11...................             370          369,964
                                                           -----------
Total Short-Term Investments
   (cost $511,800) ..................                          511,800
                                                           -----------
TOTAL INVESTMENTS - 101.0%
   (cost $37,749,056)  .                                    40,775,684
Other assets less liabilities - (1.0)%                        (412,917)
                                                           -----------
NET ASSETS - 100.0%..................                      $40,362,767
                                                           ===========

--------------------------------------------------------------
                                                   % OF TOTAL
COUNTRY DIVERSIFICATION                           INVESTMENTS*
--------------------------------------------------------------
United States ...................                     64.9%
United Kingdom ..................                      7.6%
Japan ...........................                      6.7%
Australia .......................                      3.4%
France ..........................                      2.9%
Germany .........................                      2.5%
Canada ..........................                      2.3%
Switzerland .....................                      1.8%
Netherlands .....................                      1.3%
Italy ...........................                      1.0%
Spain ...........................                      1.0%
Sweden ..........................                      0.7%
Norway ..........................                      0.4%
Russia ..........................                      0.4%
Other ...........................                      3.1%
                                                     ------
Total ...........................                    100.0%
                                                     ======

                                     FSA-15

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Concluded)


(a) Non-income producing security.

(b) Floating Rate Security. Stated interest rate was in effect at December 31, 2010.

(c) Classification of investment grade and non-investment grade is unaudited.

* Excludes Short Term Investments.

     Glossary:
     CMBS   -   Commercial Mortgage-Backed Securities
     CMOs   -   Collateralized Mortgage Obligations
     FDIC   -   Federal Deposit Insurance Corporation
     REIT   -   Real Estate Investment Trust
     TBA    -   To Be Announced

     The accompanying notes are an integral part of these financial statements.


                                     FSA-16

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2010
--------------------------------------------------------------------------------

ASSETS:
Investments (Notes 2 and 3):
 Common stocks and rights -- at value (cost: $52,947,368) ...........  $74,094,883
 Short-term debt securities -- at value (amortized cost: $158,634) ..      158,634
Cash.................................................................       99,618
Interest and dividends receivable....................................       61,466
Fees receivable from Contractowners..................................        2,563
----------------------------------------------------------------------------------
Total assets.........................................................   74,417,164
----------------------------------------------------------------------------------
LIABILITIES:
Due to AXA Equitable's General Account...............................      625,965
Variation margin due to broker.......................................          225
Accrued custody fees.................................................       18,014
Administrative fees payable..........................................       27,629
Asset management fee payable.........................................       11,662
Accrued expenses.....................................................       84,056
----------------------------------------------------------------------------------
Total liabilities....................................................      767,551
----------------------------------------------------------------------------------
NET ASSETS...........................................................  $73,649,613
==================================================================================
Amount retained by AXA Equitable in Separate Account No. 4...........  $ 2,632,135
Net assets attributable to contract owners...........................   42,247,914
Net Assets allocated to contracts in payout period...................   28,769,564
----------------------------------------------------------------------------------
NET ASSETS...........................................................  $73,649,613
==================================================================================

                                        UNITS OUTSTANDING      UNIT VALUES
                                        -----------------      -----------
Institutional ...............                  4,288            $8,880.54
RIA .........................                  4,764               823.87
MRP .........................                 89,622               323.88
EPP .........................                  3,064               854.84

The accompanying notes are an integral part of these financial statements.

                                     FSA-17

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
DECEMBER 31, 2010
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $68)  .              $ 1,177,505
Interest......................................................           305
----------------------------------------------------------------------------
Total investment income.......................................     1,177,810
----------------------------------------------------------------------------
EXPENSES (NOTE 6):
Asset management fees.........................................       (86,976)
Custody fees..................................................       (51,431)
Other operating expense charges...............................        (3,508)
----------------------------------------------------------------------------
Total expenses................................................      (141,915)
----------------------------------------------------------------------------
Net investment income.........................................     1,035,895
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security transactions......................     5,912,756
Realized gain on futures contracts............................        10,915
Change in unrealized appreciation of investments..............     3,507,537
Change in unrealized appreciation on futures contracts........         4,241
----------------------------------------------------------------------------
Net realized and unrealized gain on investments...............     9,435,449
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS.........   $10,471,344
============================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-18

--------------------------------------------------------------------------------
Separate Account No. 4 (Pooled)
of AXA Equitable Life Insurance Company

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED           YEAR ENDED
                                                                                          DECEMBER 31, 2010     DECEMBER 31, 2009
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income..................................................................       $  1,035,895         $    971,379
Net realized gain (loss) on investments and foreign currency transactions..............          5,923,671           (8,236,908)
Change in unrealized appreciation of investments.......................................          3,511,778           30,242,854
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to operations..................................         10,471,344           22,977,325
---------------------------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER TRANSACTIONS:
Contributions..........................................................................          7,545,250            5,347,288
Withdrawals............................................................................        (20,251,205)         (17,293,999)
Asset management fees (Note 6).........................................................            (50,312)             (87,355)
Administrative fees (Note 6)...........................................................           (354,359)            (334,989)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contractowner transactions..................        (13,110,626)         (12,369,055)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to AXA Equitable's transactions................              4,703                   --
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS......................................................         (2,634,579)          10,608,270
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD....         76,284,192           65,675,922
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..........       $ 73,649,613         $ 76,284,192
=================================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-19

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 100.6%
INFORMATION TECHNOLOGY - 30.9%
COMMUNICATIONS EQUIPMENT - 3.7%
Ciena Corp.(a)............................         1,000      $   21,050
Cisco Systems, Inc.(a)....................        64,300       1,300,789
F5 Networks, Inc.(a)......................           900         117,144
Harris Corp...............................         1,400          63,420
JDS Uniphase Corp.(a).....................         2,400          34,752
Juniper Networks, Inc.(a).................         5,860         216,351
Polycom, Inc.(a)..........................           900          35,082
QUALCOMM, Inc.............................        18,420         911,606
                                                              ----------
                                                               2,700,194
                                                              ----------
COMPUTERS & PERIPHERALS - 7.7%
Apple, Inc.(a)............................        10,251       3,306,563
Dell, Inc.(a).............................        19,150         259,482
Diebold, Inc..............................           150           4,808
EMC Corp.(a)..............................        23,050         527,845
Hewlett-Packard Co........................        26,350       1,109,335
NCR Corp.(a)..............................         1,800          27,666
NetApp, Inc.(a)...........................         3,900         214,344
QLogic Corp.(a)...........................         1,250          21,275
SanDisk Corp.(a)..........................         2,600         129,636
Seagate Technology(a).....................         3,950          59,368
Western Digital Corp.(a)..................           550          18,645
                                                              ----------
                                                               5,678,967
                                                              ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.5%
Amphenol Corp. - Class A..................         1,900         100,282
Arrow Electronics, Inc.(a)................           150           5,138
AVX Corp..................................            50             772
Corning, Inc..............................         2,150          41,538
Dolby Laboratories, Inc. - Class A(a)                650          43,355
FLIR Systems, Inc.(a).....................         1,650          49,087
Ingram Micro, Inc. - Class A(a)...........           100           1,909
Itron, Inc.(a)............................           450          24,952
Jabil Circuit, Inc........................         1,400          28,126
National Instruments Corp.................           600          22,584
Trimble Navigation Ltd.(a)................         1,350          53,905
                                                              ----------
                                                                 371,648
                                                              ----------
INTERNET SOFTWARE & SERVICES - 3.0
Akamai Technologies, Inc.(a)..............         2,000          94,100
eBay, Inc.(a).............................         4,900         136,367
Equinix, Inc.(a)..........................           550          44,693
Google, Inc. - Class A(a).................         2,770       1,645,297
IAC/InterActiveCorp.(a)...................           300           8,610
Monster Worldwide, Inc.(a)................           650          15,360
VeriSign, Inc.............................         2,000          65,340
VistaPrint NV(a)..........................           450          20,700
WebMD Health Corp. - Class A(a)...........           672          34,312
Yahoo!, Inc.(a)...........................         6,550         108,926
                                                              ----------
                                                               2,173,705
                                                              ----------

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
IT SERVICES - 5.8%
Accenture PLC.............................         6,900      $  334,581
Alliance Data Systems Corp.(a)............           650          46,170
Amdocs Ltd.(a)............................           600          16,482
Automatic Data Processing, Inc............         5,700         263,796
Booz Allen Hamilton Holding
    Corp.(a)..............................           117           2,273
Broadridge Financial Solutions, Inc......          1,300          28,509
Cognizant Technology Solutions
    Corp. - Class A(a)....................         3,350         245,521
DST Systems, Inc..........................           400          17,740
Fiserv, Inc.(a)...........................         1,150          67,344
Gartner, Inc.(a)..........................           750          24,900
Genpact Ltd.(a)...........................           650           9,880
Global Payments, Inc......................           900          41,589
International Business Machines
    Corp..................................        14,500       2,128,020
Lender Processing Services, Inc...........         1,050          30,996
Mastercard, Inc. - Class A................         1,100         246,521
NeuStar, Inc. - Class A(a)................           800          20,840
Paychex, Inc..............................         3,600         111,276
SAIC, Inc.(a).............................         3,430          54,400
Teradata Corp.(a).........................         1,900          78,204
Visa, Inc. - Class A......................         5,300         373,014
Western Union Co. (The) - Class W.........         7,550         140,204
                                                              ----------
                                                               4,282,260
                                                              ----------
OFFICE ELECTRONICS - 0.0%
Zebra Technologies Corp. -
    Class A(a)............................           300          11,397
                                                              ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Advanced Micro Devices, Inc.(a)...........         2,550          20,859
Altera Corp...............................         3,350         119,193
Analog Devices, Inc.......................         3,300         124,311
Applied Materials, Inc....................        15,100         212,155
Atheros Communications, Inc.(a)...........           750          26,940
Atmel Corp.(a)............................         4,600          56,672
Avago Technologies Ltd....................         1,150          32,740
Broadcom Corp. - Class A..................         5,600         243,880
Cree, Inc.(a).............................         1,200          79,068
Cypress Semiconductor Corp.(a)............         1,750          32,515
Intel Corp................................        42,790         899,874
Intersil Corp. - Class A..................           400           6,108
KLA-Tencor Corp...........................           100           3,864
Lam Research Corp.(a).....................         1,450          75,081
Linear Technology Corp....................         2,500          86,475
Marvell Technology Group Ltd.(a)..........         6,050         112,227
Maxim Integrated Products, Inc............         3,350          79,127
MEMC Electronic Materials, Inc.(a)........         1,050          11,823
Microchip Technology, Inc.................         2,000          68,420
National Semiconductor Corp...............         2,400          33,024
Novellus Systems, Inc.(a).................           900          29,088

                                     FSA-20

--------------------------------------------------------------------------------
Separate Account No. 4 (Pooled)
of AXA Equitable Life Insurance Company


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                             SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
NVIDIA Corp.(a).............................         6,400      $    98,560
ON Semiconductor Corp.(a)...................         4,800           47,424
PMC - Sierra, Inc.(a).......................           100              859
Rambus, Inc.(a).............................         1,150           23,552
Silicon Laboratories, Inc.(a)...............           550           25,311
Skyworks Solutions, Inc.(a).................         1,900           54,397
SunPower Corp. - Class A(a).................           350            4,491
Teradyne, Inc.(a)...........................         1,950           27,378
Texas Instruments, Inc......................         6,200          201,500
Varian Semiconductor Equipment
    Associates, Inc.(a).....................           800           29,576
Xilinx, Inc.................................         2,850           82,593
                                                                -----------
                                                                  2,949,085
                                                                -----------
SOFTWARE - 6.2%
Activision Blizzard, Inc....................         1,500           18,660
Adobe Systems, Inc.(a)......................         5,860          180,371
ANSYS, Inc.(a)..............................         1,000           52,070
Autodesk, Inc.(a)...........................         2,550           97,410
BMC Software, Inc.(a).......................         2,000           94,280
CA, Inc.....................................         3,500           85,540
Cadence Design Systems, Inc.(a).............         2,950           24,367
Citrix Systems, Inc.(a).....................         2,050          140,240
Compuware Corp.(a)..........................         1,400           16,338
Electronic Arts, Inc.(a)....................         3,450           56,511
Factset Research Systems, Inc...............           550           51,568
Informatica Corp.(a)........................         1,000           44,030
Intuit, Inc.(a).............................         3,100          152,830
McAfee, Inc.(a).............................         1,700           78,727
MICROS Systems, Inc.(a).....................           850           37,281
Microsoft Corp.(b)..........................        57,700        1,610,984
Nuance Communications, Inc.(a)..............         2,550           46,359
Oracle Corp.................................        42,900        1,342,770
Red Hat, Inc.(a)............................         2,100           95,865
Rovi Corp.(a)...............................         1,150           71,312
Salesforce.com, Inc.(a).....................         1,300          171,600
Solera Holdings, Inc........................           750           38,490
Symantec Corp.(a)...........................           800           13,392
Synopsys, Inc.(a)...........................           100            2,691
VMware, Inc. - Class A(a)...................           800           71,128
                                                                -----------
                                                                  4,594,814
                                                                -----------
                                                                 22,762,070
                                                                -----------
CONSUMER DISCRETIONARY - 15.0%
AUTO COMPONENTS - 0.8%
Autoliv, Inc................................           350           27,629
BorgWarner, Inc.(a).........................         1,200           86,832
Federal-Mogul Corp.(a)......................            50            1,033
Gentex Corp.................................         1,550           45,818
Goodyear Tire & Rubber Co. (The)(a)                  2,700           31,995
Johnson Controls, Inc.......................         7,100          271,220
Lear Corp.(a)...............................           200           19,742

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
TRW Automotive Holdings Corp.(a)...........            550       $   28,985
WABCO Holdings, Inc.(a).....................           750           45,697
                                                                 ----------
                                                                    558,951
                                                                 ----------
AUTOMOBILES - 1.0%
Ford Motor Co.(a)...........................        37,550          630,464
Harley-Davidson, Inc........................         2,650           91,876
Tesla Motors, Inc.(a).......................           120            3,196
Thor Industries, Inc........................           300           10,188
                                                                 ----------
                                                                    735,724
                                                                 ----------
DISTRIBUTORS - 0.0%
LKQ Corp.(a)................................         1,600           36,352
                                                                 ----------
DIVERSIFIED CONSUMER SERVICES - 0.3%
Apollo Group, Inc. - Class A(a).............         1,450           57,260
Career Education Corp.(a)...................           650           13,475
DeVry, Inc..................................           700           33,586
Education Management Corp.(a)...............           250            4,525
H&R Block, Inc..............................         1,350           16,079
Hillenbrand, Inc............................           650           13,527
ITT Educational Services, Inc.(a)...........           350           22,291
Strayer Education, Inc......................           210           31,966
Weight Watchers International, Inc.........            300           11,247
                                                                 ----------
                                                                    203,956
                                                                 ----------
HOTELS, RESTAURANTS & LEISURE - 3.3%
Bally Technologies, Inc.(a).................           550           23,205
Brinker International, Inc..................           950           19,836
Carnival Corp...............................         1,850           85,303
Chipotle Mexican Grill, Inc. -
    Class A(a)..............................           400           85,064
Choice Hotels International, Inc............            50            1,914
Darden Restaurants, Inc.....................         1,600           74,304
International Game Technology...............         3,300           58,377
International Speedway Corp.................           100            2,617
Las Vegas Sands Corp.(a)....................         3,500          160,825
Marriott International, Inc. - Class A.....          3,078          127,860
McDonald's Corp.............................        12,150          932,634
MGM Resorts International(a)................           500            7,425
Panera Bread Co. - Class A(a)...............           400           40,484
Royal Caribbean Cruises Ltd.(a).............           600           28,200
Starbucks Corp..............................         8,300          266,679
Starwood Hotels & Resorts
    Worldwide, Inc..........................         2,100          127,638
Wendy's/Arby's Group, Inc. - Class A .......         1,400            6,468
WMS Industries, Inc.(a).....................           600           27,144
Wynn Resorts Ltd............................           850           88,264
Yum! Brands, Inc............................         5,250          257,512
                                                                 ----------
                                                                  2,421,753
                                                                 ----------
HOUSEHOLD DURABLES - 0.3%
Fortune Brands, Inc.........................           200           12,050
Garmin Ltd..................................            50            1,550

                                     FSA-21

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Harman International Industries,
    Inc.(a)..............................           400       $   18,520
Leggett & Platt, Inc.....................           950           21,622
Mohawk Industries, Inc.(a)...............           100            5,676
NVR, Inc.(a).............................           100           69,102
Tempur-Pedic International, Inc.(a).....            750           30,045
Tupperware Brands Corp...................           650           30,985
Whirlpool Corp...........................           400           35,532
                                                              ----------
                                                                 225,082
                                                              ----------
INTERNET & CATALOG RETAIL - 1.4%
Amazon.com, Inc.(a)......................         3,950          711,000
Expedia, Inc.............................           900           22,581
NetFlix, Inc.(a).........................           500           87,850
Priceline.com, Inc.(a)...................           600          239,730
                                                              ----------
                                                               1,061,161
                                                              ----------
LEISURE EQUIPMENT & PRODUCTS - 0.2%
Hasbro, Inc..............................         1,500           70,770
Mattel, Inc..............................         2,350           59,761
                                                              ----------
                                                                 130,531
                                                              ----------
MEDIA - 1.7%
CBS Corp. - Class B......................           850           16,193
DIRECTV(a)...............................         9,321          372,188
Discovery Communications, Inc. -
    Class A(a)...........................         2,300           95,910
DreamWorks Animation SKG, Inc.(a)                   800           23,576
Interpublic Group of Cos., Inc.
    (The)(a).............................         5,500           58,410
John Wiley & Sons, Inc. - Class A........           500           22,620
Lamar Advertising Co.(a).................           150            5,976
Madison Square Garden, Inc.(a)...........           200            5,156
McGraw-Hill Cos., Inc. (The).............         2,450           89,204
Meredith Corp............................           100            3,465
Morningstar, Inc.........................           250           13,270
News Corp. - Class A.....................         5,350           77,896
Omnicom Group, Inc.......................         2,800          128,240
Regal Entertainment Group - Class A                 200            2,348
Scripps Networks Interactive, Inc. -
    Class A..............................         1,000           51,750
Sirius XM Radio, Inc.(a).................        43,750           71,750
Thomson Reuters Corp.....................         1,350           50,315
Time Warner, Inc.........................         2,650           85,250
Viacom, Inc. - Class B...................         1,350           53,473
                                                              ----------
                                                               1,226,990
                                                              ----------
MULTILINE RETAIL - 1.3%
Big Lots, Inc.(a)........................           850           25,891
Dollar General Corp.(a)..................           750           23,003
Dollar Tree, Inc.(a).....................         1,475           82,718
Family Dollar Stores, Inc................         1,550           77,050
JC Penney Co., Inc.......................           800           25,848

--------------------------------------------------------------------------------
COMPANY                                           SHARES    U.S. $ VALUE
--------------------------------------------------------------------------------
Kohl's Corp.(a)..........................         2,550      $   138,567
Macy's, Inc..............................           400           10,120
Nordstrom, Inc...........................         1,900           80,522
Target Corp..............................         8,250          496,072
                                                             -----------
                                                                 959,791
                                                             -----------
SPECIALTY RETAIL - 3.7%
Aaron's, Inc.............................           375            7,646
Abercrombie & Fitch Co. - Class A........           800           46,104
Advance Auto Parts, Inc..................           950           62,843
Aeropostale, Inc.(a).....................         1,000           24,640
American Eagle Outfitters, Inc...........           500            7,315
AutoNation, Inc.(a)......................           250            7,050
AutoZone, Inc.(a)........................           350           95,406
Bed Bath & Beyond, Inc.(a)...............         3,000          147,450
Best Buy Co., Inc........................         3,600          123,444
CarMax, Inc.(a)..........................         2,500           79,700
Chico's FAS, Inc.........................         1,950           23,459
Dick's Sporting Goods, Inc.(a)...........           950           35,625
Gap, Inc. (The)..........................         4,250           94,095
Guess?, Inc..............................           750           35,490
Home Depot, Inc..........................        19,050          667,893
J Crew Group, Inc.(a)....................           650           28,041
Limited Brands, Inc......................         3,000           92,190
Lowe's Cos., Inc.........................        12,300          308,484
O'Reilly Automotive, Inc.(a).............         1,600           96,672
Office Depot, Inc.(a)....................           300            1,620
PetSmart, Inc............................         1,300           51,766
Ross Stores, Inc.........................         1,400           88,550
Staples, Inc.............................         8,150          185,575
Tiffany & Co.............................         1,450           90,291
TJX Cos., Inc............................         4,550          201,974
Tractor Supply Co........................           800           38,792
Urban Outfitters, Inc.(a)................         1,350           48,344
Williams-Sonoma, Inc.....................         1,050           37,475
                                                             -----------
                                                               2,727,934
                                                             -----------
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Coach, Inc...............................         3,400          188,054
Fossil, Inc.(a)..........................           650           45,812
Hanesbrands, Inc.(a).....................         1,050           26,670
NIKE, Inc. - Class B.....................         4,100          350,222
Phillips-Van Heusen Corp.................           600           37,806
Polo Ralph Lauren Corp. - Class A........           700           77,644
                                                             -----------
                                                                 726,208
                                                             -----------
                                                              11,014,433
                                                             -----------
INDUSTRIALS - 13.5%
AEROSPACE & DEFENSE - 3.1%
Alliant Techsystems, Inc.(a).............           400           29,772
Boeing Co. (The).........................         6,950          453,557
Goodrich Corp............................           450           39,632
Honeywell International, Inc.............         8,600          457,176

                                     FSA-22

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES    U.S. $ VALUE
--------------------------------------------------------------------------------
Lockheed Martin Corp......................         2,750      $  192,252
Precision Castparts Corp..................         1,650         229,696
Rockwell Collins, Inc.....................           900          52,434
Spirit Aerosystems Holdings, Inc. -
    Class A(a)............................           150           3,122
TransDigm Group, Inc.(a)..................           600          43,206
United Technologies Corp..................         9,650         759,648
                                                              ----------
                                                               2,260,495
                                                              ----------
AIR FREIGHT & LOGISTICS - 1.5%
CH Robinson Worldwide, Inc................         1,900         152,361
Expeditors International of
    Washington, Inc.......................         2,400         131,040
FedEx Corp................................         2,250         209,272
United Parcel Service, Inc. - Class B              8,050         584,269
UTI Worldwide, Inc........................           900          19,080
                                                              ----------
                                                               1,096,022
                                                              ----------
AIRLINES - 0.3%
AMR Corp.(a)..............................         1,200           9,348
Copa Holdings Sa - Class A................           250          14,710
Delta Air Lines, Inc.(a)..................         8,850         111,510
Southwest Airlines Co.....................         1,100          14,278
United Continental Holdings, Inc.(a).....          3,027          72,103
                                                              ----------
                                                                 221,949
                                                              ----------
BUILDING PRODUCTS - 0.1%
Armstrong World Industries, Inc...........            50           2,150
Lennox International, Inc.................           550          26,009
Masco Corp................................         1,200          15,192
Owens Corning(a)..........................           650          20,248
USG Corp.(a)..............................           300           5,049
                                                              ----------
                                                                  68,648
                                                              ----------
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Avery Dennison Corp.......................            50           2,117
Copart, Inc.(a)...........................           750          28,012
Corrections Corp. of America(a)...........           200           5,012
Covanta Holding Corp......................            50             860
Iron Mountain, Inc........................         2,000          50,020
KAR Auction Services, Inc.(a).............            50             690
Pitney Bowes, Inc.........................         1,600          38,688
Republic Services, Inc. - Class A.........         1,050          31,353
RR Donnelley & Sons Co....................           100           1,747
Stericycle, Inc.(a).......................           950          76,874
Waste Connections, Inc....................           975          26,842
                                                              ----------
                                                                 262,215
                                                              ----------
CONSTRUCTION & ENGINEERING - 0.1%
Aecom Technology Corp.(a).................           350           9,790
Chicago Bridge & Iron Co. NV(a)...........           450          14,805
Fluor Corp................................           150           9,939
Jacobs Engineering Group, Inc.(a).........           830          38,055
KBR, Inc..................................           100           3,047

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Shaw Group, Inc. (The)(a).................           500      $   17,115
                                                              ----------
                                                                  92,751
                                                              ----------
ELECTRICAL EQUIPMENT - 1.4%
AMETEK, Inc...............................         1,778          69,767
Babcock & Wilcox Co.(a)...................         1,000          25,590
Cooper Industries PLC.....................         1,850         107,837
Emerson Electric Co.......................         8,450         483,086
First Solar, Inc.(a)......................           700          91,098
General Cable Corp.(a)....................           200           7,018
Hubbell, Inc. - Class B...................           300          18,039
Regal-Beloit Corp.........................           400          26,704
Rockwell Automation, Inc..................         1,650         118,321
Roper Industries, Inc.....................         1,050          80,252
Thomas & Betts Corp.(a)...................           100           4,830
                                                              ----------
                                                               1,032,542
                                                              ----------
INDUSTRIAL CONGLOMERATES - 1.7%
3M Co.....................................         8,050         694,715
Carlisle Cos., Inc........................            50           1,987
General Electric Co.......................        27,850         509,376
Textron, Inc..............................         1,500          35,460
Tyco International Ltd....................           800          33,152
                                                              ----------
                                                               1,274,690
                                                              ----------
MACHINERY - 4.0%
Bucyrus International, Inc. - Class A                900          80,460
Caterpillar, Inc..........................         7,050         660,303
CNH Global NV(a)..........................            50           2,387
Cummins, Inc..............................         2,250         247,522
Danaher Corp..............................         5,580         263,209
Deere & Co................................         4,550         377,877
Donaldson Co., Inc........................           850          49,538
Dover Corp................................         1,350          78,907
Eaton Corp................................           550          55,831
Flowserve Corp............................           600          71,532
Gardner Denver, Inc.......................           600          41,292
Graco, Inc................................           700          27,615
Harsco Corp...............................            50           1,416
IDEX Corp.................................           700          27,384
Illinois Tool Works, Inc..................         4,950         264,330
Joy Global, Inc...........................         1,150          99,762
Kennametal, Inc...........................           700          27,622
Lincoln Electric Holdings, Inc............           500          32,635
Manitowoc Co., Inc. (The).................         1,450          19,010
Navistar International Corp.(a)...........           850          49,224
Oshkosh Corp.(a)..........................         1,000          35,240
PACCAR, Inc...............................         4,150         238,293
Pall Corp.................................         1,300          64,454
Parker Hannifin Corp......................           550          47,465
Pentair, Inc..............................           500          18,255
SPX Corp..................................           100           7,149
Timken Co.................................           750          35,798

                                     FSA-23

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                           SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Toro Co. (The).............................           400      $   24,656
Valmont Industries, Inc....................           300          26,619
Wabtec Corp................................           100           5,289
                                                               ----------
                                                                2,981,074
                                                               ----------
MARINE - 0.0%
Kirby Corp.(a).............................            50           2,203
                                                               ----------
PROFESSIONAL SERVICES - 0.3%
Dun & Bradstreet Corp......................           600          49,254
FTI Consulting, Inc.(a)....................           350          13,048
IHS, Inc. - Class A(a).....................           600          48,234
Robert Half International, Inc.............         1,600          48,960
Towers Watson & Co.........................           100           5,206
Verisk Analytics, Inc. - Class A(a)........         1,157          39,431
                                                               ----------
                                                                  204,133
                                                               ----------
ROAD & RAIL - 0.3%
Con-way, Inc...............................            50           1,828
Hertz Global Holdings, Inc.(a).............         1,800          26,082
JB Hunt Transport Services, Inc............         1,000          40,810
Kansas City Southern(a)....................           650          31,109
Landstar System, Inc.......................           500          20,470
Ryder System, Inc..........................           350          18,424
Union Pacific Corp.........................           700          64,862
                                                               ----------
                                                                  203,585
                                                               ----------
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Fastenal Co................................         1,500          89,865
GATX Corp..................................           150           5,292
MSC Industrial Direct Co. -
    Class A................................           450          29,111
WESCO International, Inc.(a)...............           150           7,920
WW Grainger, Inc...........................           650          89,771
                                                               ----------
                                                                  221,959
                                                               ----------
                                                                9,922,266
                                                               ----------
ENERGY - 10.9%
ENERGY EQUIPMENT & SERVICES - 2.9%
Atwood Oceanics, Inc.(a)...................           100           3,737
Baker Hughes, Inc..........................         1,300          74,321
Cameron International Corp.(a).............         1,570          79,646
Core Laboratories NV.......................           500          44,525
Diamond Offshore Drilling, Inc.............           300          20,061
Dresser-Rand Group, Inc.(a)................           800          34,072
Exterran Holdings, Inc.(a).................            50           1,198
FMC Technologies, Inc.(a)..................         1,400         124,474
Halliburton Co.............................        10,250         418,507
McDermott International, Inc.(a)...........         2,000          41,380
Nabors Industries Ltd.(a)..................         1,250          29,325
Oil States International, Inc.(a)..........            50           3,205
Pride International, Inc.(a)...............           700          23,100
Rowan Cos., Inc.(a)........................           150           5,236
Schlumberger Ltd...........................        13,490       1,126,415

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Superior Energy Services, Inc.(a)..........            50      $    1,750
Weatherford International Ltd.(a)..........         3,300          75,240
                                                               ----------
                                                                2,106,192
                                                               ----------
OIL, GAS & CONSUMABLE FUELS - 8.0%
Alpha Natural Resources, Inc.(a)...........           200          12,006
Arch Coal, Inc.............................         1,250          43,825
Atlas Energy, Inc.(a)......................           600          26,382
Chevron Corp...............................         1,200         109,500
Cimarex Energy Co..........................           950          84,103
Concho Resources, Inc.(a)..................         1,000          87,670
ConocoPhillips.............................         6,400         435,840
Consol Energy, Inc.........................         1,140          55,564
Continental Resources, Inc.(a).............           350          20,598
El Paso Corp...............................         1,450          19,952
EOG Resources, Inc.........................         2,900         265,089
EQT Corp...................................         1,500          67,260
EXCO Resources, Inc........................         1,650          32,043
Exxon Mobil Corp...........................        52,720       3,854,886
Forest Oil Corp.(a)........................           750          28,477
Frontline Ltd..............................           400          10,148
Holly Corp.................................           350          14,270
Marathon Oil Corp..........................         2,100          77,763
Murphy Oil Corp............................           300          22,365
Occidental Petroleum Corp..................         1,900         186,390
Petrohawk Energy Corp.(a)..................         2,400          43,800
Quicksilver Resources, Inc.(a).............            50             737
Range Resources Corp.......................         1,750          78,715
SandRidge Energy, Inc.(a)..................         2,350          17,202
SM Energy Co...............................           500          29,465
Southwestern Energy Co.(a).................         3,900         145,977
Ultra Petroleum Corp.(a)...................         1,650          78,820
Whiting Petroleum Corp.(a).................            50           5,860
Williams Cos., Inc. (The)..................         2,700          66,744
                                                               ----------
                                                                5,921,451
                                                               ----------
                                                                8,027,643
                                                               ----------
HEALTH CARE - 9.9%
BIOTECHNOLOGY - 1.7%
Alexion Pharmaceuticals, Inc.(a)...........         1,000          80,550
Amylin Pharmaceuticals, Inc.(a)............         1,600          23,536
BioMarin Pharmaceutical, Inc.(a)...........         1,100          29,623
Celgene Corp.(a)...........................         5,213         308,297
Dendreon Corp.(a)..........................         1,550          54,126
Genzyme Corp.(a)...........................         2,250         160,200
Gilead Sciences, Inc.(a)...................         9,433         341,852
Human Genome Sciences, Inc.(a).............         2,050          48,974
Myriad Genetics, Inc.(a)...................           950          21,698
Regeneron Pharmaceuticals, Inc.(a) ........           750          24,623
Talecris Biotherapeutics Holdings
    Corp.(a)...............................           500          11,650
United Therapeutics Corp.(a)...............           600          37,932

                                     FSA-24

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Vertex Pharmaceuticals, Inc.(a)............         2,250      $   78,817
                                                               ----------
                                                                1,221,878
                                                               ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
Alcon, Inc.................................           850         138,890
Alere, Inc.(a).............................           200           7,320
Baxter International, Inc..................         5,550         280,941
Becton Dickinson and Co....................         2,650         223,978
CareFusion Corp.(a)........................           350           8,995
Cooper Cos., Inc. (The)....................           100           5,634
Covidien PLC...............................         5,600         255,696
CR Bard, Inc...............................         1,050          96,358
DENTSPLY International, Inc................         1,650          56,381
Edwards Lifesciences Corp.(a)..............         1,300         105,092
Gen-Probe, Inc.(a).........................           600          35,010
Hill-Rom Holdings, Inc.....................           550          21,654
IDEXX Laboratories, Inc.(a)................           700          48,454
Intuitive Surgical, Inc.(a)................           500         128,875
Kinetic Concepts, Inc.(a)..................            50           2,094
Medtronic, Inc.............................         9,550         354,209
ResMed, Inc.(a)............................         1,700          58,888
St Jude Medical, Inc.(a)...................         3,650         156,037
Stryker Corp...............................         3,500         187,950
Teleflex, Inc..............................           100           5,381
Thoratec Corp.(a)..........................           600          16,992
Varian Medical Systems, Inc.(a)............         1,400          96,992
                                                               ----------
                                                                2,291,821
                                                               ----------
HEALTH CARE PROVIDERS & SERVICES - 1.9%
AmerisourceBergen Corp. - Class A.........          3,100         105,772
Brookdale Senior Living, Inc.(a)...........           100           2,141
Cardinal Health, Inc.......................         1,400          53,634
Community Health Systems, Inc.(a).........            700          26,159
DaVita, Inc.(a)............................         1,150          79,913
Emergency Medical Services
    Corp.(a)...............................           350          22,614
Express Scripts, Inc. - Class A(a).........         6,150         332,407
Health Management Associates, Inc.
    - Class A(a)...........................         2,800          26,712
Henry Schein, Inc.(a)......................         1,000          61,390
Laboratory Corp. of America
    Holdings(a)............................         1,200         105,504
Lincare Holdings, Inc......................         1,075          28,842
McKesson Corp..............................         1,350          95,013
Medco Health Solutions, Inc.(a)............         4,850         297,159
Mednax, Inc.(a)............................           550          37,010
Omnicare, Inc..............................           100           2,539
Patterson Cos., Inc........................         1,100          33,693
Quest Diagnostics, Inc.....................         1,350          72,860
Tenet Healthcare Corp.(a)..................         3,900          26,091
Universal Health Services, Inc. -
    Class B................................            50           2,171

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
VCA Antech, Inc.(a)........................           900      $   20,961
                                                               ----------
                                                                1,432,585
                                                               ----------
HEALTH CARE TECHNOLOGY - 0.2%
Allscripts-Misys Healthcare
    Solutions, Inc.(a).....................         1,250          24,088
Cerner Corp.(a)............................           750          71,055
Emdeon, Inc.(a)............................           200           2,708
SXC Health Solutions Corp.(a)..............           700          30,002
                                                               ----------
                                                                  127,853
                                                               ----------
LIFE SCIENCES TOOLS & SERVICES - 0.8%
Agilent Technologies, Inc.(a)..............         3,900         161,577
Charles River Laboratories
    International, Inc.(a).................           100           3,554
Covance, Inc.(a)...........................           700          35,987
Illumina, Inc.(a)..........................         1,400          88,676
Life Technologies Corp.(a).................         1,450          80,475
Mettler-Toledo International, Inc.(a).....            400          60,484
PerkinElmer, Inc...........................           550          14,201
Pharmaceutical Product
    Development, Inc.......................         1,150          31,211
Techne Corp................................           450          29,552
Waters Corp.(a)............................         1,050          81,595
                                                               ----------
                                                                  587,312
                                                               ----------
PHARMACEUTICALS - 2.2%
Abbott Laboratories........................        15,680         751,229
Allergan, Inc..............................         3,400         233,478
Eli Lilly & Co.............................         2,550          89,352
Hospira, Inc.(a)...........................         1,900         105,811
Johnson & Johnson..........................         4,650         287,602
Mylan, Inc.(a).............................         4,097          86,570
Perrigo Co.................................           900          56,997
Warner Chilcott PLC........................           950          21,432
                                                               ----------
                                                                1,632,471
                                                               ----------
                                                                7,293,920
                                                               ----------
CONSUMER STAPLES - 9.5%
BEVERAGES - 2.7%
Brown-Forman Corp. - Class B...............           950          66,139
Coca-Cola Co. (The)........................        17,650       1,160,840
Coca-Cola Enterprises, Inc.................         2,150          53,815
Dr Pepper Snapple Group, Inc...............           800          28,128
Hansen Natural Corp.(a)....................           650          33,982
PepsiCo, Inc...............................        10,437         681,849
                                                               ----------
                                                                2,024,753
                                                               ----------
FOOD & STAPLES RETAILING - 2.5%
BJ's Wholesale Club, Inc.(a)...............            50           2,395
Costco Wholesale Corp......................         4,950         357,439
CVS Caremark Corp..........................         1,700          59,109
Kroger Co. (The)...........................           400           8,944
Sysco Corp.................................         6,650         195,510

                                     FSA-25

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.....................        13,272      $  715,759
Walgreen Co..............................        10,000         389,600
Whole Foods Market, Inc.(a)..............         1,600          80,944
                                                             ----------
                                                              1,809,700
                                                             ----------
FOOD PRODUCTS - 0.9%
Campbell Soup Co.........................         1,250          43,437
ConAgra Foods, Inc.......................           500          11,290
Flowers Foods, Inc.......................           300           8,073
General Mills, Inc.......................         4,400         156,596
Green Mountain Coffee Roasters,
    Inc.(a)..............................         1,200          39,432
Hershey Co. (The)........................         1,000          47,150
HJ Heinz Co..............................         1,450          71,717
Kellogg Co...............................         2,600         132,808
McCormick & Co., Inc.....................           700          32,571
Mead Johnson Nutrition Co. -
    Class A..............................           350          21,788
Sara Lee Corp............................         5,300          92,803
                                                             ----------
                                                                657,665
                                                             ----------
HOUSEHOLD PRODUCTS - 1.2%
Church & Dwight Co., Inc.................           850          58,667
Clorox Co................................         1,500          94,920
Colgate-Palmolive Co.....................         4,600         369,702
Kimberly-Clark Corp......................         3,700         233,248
Procter & Gamble Co. (The)...............         1,900         122,227
                                                             ----------
                                                                878,764
                                                             ----------
PERSONAL PRODUCTS - 0.4%
Alberto-Culver Co. - Class B.............           200           7,408
Avon Products, Inc.......................         4,800         139,488
Estee Lauder Cos., Inc. (The) -
    Class A..............................         1,250         100,875
Herbalife Ltd............................           650          44,441
                                                             ----------
                                                                292,212
                                                             ----------
TOBACCO - 1.8%
Altria Group, Inc........................        13,600         334,832
Philip Morris International, Inc.........        17,527       1,025,855
                                                             ----------
                                                              1,360,687
                                                             ----------
                                                              7,023,781
                                                             ----------
MATERIALS - 5.3%
CHEMICALS - 2.9%
Air Products & Chemicals, Inc............         2,400         218,280
Airgas, Inc..............................         1,000          62,460
Albemarle Corp...........................         1,000          55,780
Ashland, Inc.............................           100           5,086
Celanese Corp. - Class A.................         1,700          69,989
CF Industries Holdings, Inc..............           635          85,820
Eastman Chemical Co......................           200          16,816

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Ecolab, Inc..............................         2,650      $  133,613
EI du Pont de Nemours & Co...............         3,500         174,580
FMC Corp.................................           600          47,934
International Flavors & Fragrances,
    Inc..................................           850          47,251
Lubrizol Corp............................           750          80,160
Monsanto Co..............................         6,100         424,804
Mosaic Co. (The).........................         1,800         137,448
Nalco Holding Co.........................         1,450          46,313
PPG Industries, Inc......................           350          29,425
Praxair, Inc.............................         3,500         334,145
RPM International, Inc...................           650          14,365
Scotts Miracle-Gro Co. (The) -
    Class A..............................           550          27,924
Sherwin-Williams Co. (The)...............           700          58,625
Sigma-Aldrich Corp.......................         1,250          83,200
Valspar Corp.............................           100           3,448
                                                             ----------
                                                              2,157,466
                                                             ----------
CONSTRUCTION MATERIALS - 0.1%
Eagle Materials, Inc.....................           400          11,300
Martin Marietta Materials, Inc...........           550          50,732
                                                             ----------
                                                                 62,032
                                                             ----------
CONTAINERS & PACKAGING - 0.1%
Ball Corp................................           250          17,012
Crown Holdings, Inc.(a)..................         1,750          58,415
Owens-Illinois, Inc.(a)..................           500          15,350
Temple-Inland, Inc.......................           200           4,248
                                                             ----------
                                                                 95,025
                                                             ----------
METALS & MINING - 2.1%
AK Steel Holding Corp....................           150           2,456
Alcoa, Inc...............................         1,650          25,393
Allegheny Technologies, Inc..............         1,100          60,698
Carpenter Technology Corp................           450          18,108
Cliffs Natural Resources, Inc............         1,550         120,915
Compass Minerals International,
    Inc..................................           400          35,708
Freeport-McMoRan Copper & Gold,
    Inc..................................         5,323         639,239
Newmont Mining Corp......................         5,400         331,722
Nucor Corp...............................         1,550          67,921
Reliance Steel & Aluminum Co.............           100           5,110
Royal Gold, Inc..........................           100           5,463
Schnitzer Steel Industries, Inc. -
    Class A..............................            50           3,320
Southern Copper Corp.....................         1,850          90,169
Titanium Metals Corp.(a).................           900          15,462
United States Steel Corp.................           300          17,526
Walter Energy, Inc.......................           500          63,920
                                                             ----------
                                                              1,503,130
                                                             ----------

                                     FSA-26

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Continued)

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.1%
International Paper Co.....................         3,800      $  103,512
                                                               ----------
                                                                3,921,165
                                                               ----------
FINANCIALS - 4.7%
CAPITAL MARKETS - 1.6%
Affiliated Managers Group, Inc.(a).........           550          54,571
Ameriprise Financial, Inc..................           600          34,530
BlackRock, Inc. - Class A..................           360          68,609
Charles Schwab Corp. (The).................        11,060         189,237
Eaton Vance Corp...........................         1,300          39,299
Federated Investors, Inc. - Class B........           600          15,702
Franklin Resources, Inc....................         1,700         189,057
Greenhill & Co., Inc.......................           350          28,588
Invesco Ltd................................         1,500          36,090
Janus Capital Group, Inc...................           100           1,297
Lazard Ltd. - Class A......................         1,000          39,490
LPL Investment Holdings, Inc.(a)...........            44           1,600
Morgan Stanley.............................         5,350         145,573
Northern Trust Corp........................         1,080          59,843
SEI Investments Co.........................         1,600          38,064
T Rowe Price Group, Inc....................         2,950         190,393
TD Ameritrade Holding Corp.................         2,600          49,374
Waddell & Reed Financial, Inc. -
    Class A................................           900          31,761
                                                               ----------
                                                                1,213,078
                                                               ----------
COMMERCIAL BANKS - 0.0%
Bank of Hawaii Corp........................           200           9,442
                                                               ----------
CONSUMER FINANCE - 0.7%
American Express Co........................        11,819         507,272
Green Dot Corp.(a).........................            50           2,837
                                                               ----------
                                                                  510,109
                                                               ----------
DIVERSIFIED FINANCIAL SERVICES - 0.3%
CBOE Holdings, Inc.........................            60           1,372
Interactive Brokers Group, Inc.............           100           1,782
IntercontinentalExchange, Inc.(a)..........           900         107,235
Moody's Corp...............................         2,250          59,715
MSCI, Inc. - Class A(a)....................         1,200          46,752
NASDAQ OMX Group, Inc. (The)(a)............            50           1,185
NYSE Euronext..............................           550          16,489
                                                               ----------
                                                                  234,530
                                                               ----------
INSURANCE - 1.0%
ACE Ltd....................................           550          34,237
Aflac, Inc.................................         5,000         282,150
AON Corp...................................           600          27,606
Arch Capital Group Ltd.(a).................            50           4,403
Arthur J Gallagher & Co....................           200           5,816
Axis Capital Holdings Ltd..................           400          14,352
Brown & Brown, Inc.........................           600          14,364
Endurance Specialty Holdings Ltd...........            50           2,304

--------------------------------------------------------------------------------
COMPANY                                            SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
Erie Indemnity Co. - Class A...............           250      $   16,367
Genworth Financial, Inc. - Class A(a)                 950          12,483
Hartford Financial Services Group,
    Inc....................................           350           9,272
Marsh & McLennan Cos., Inc.................         5,550         151,737
MetLife, Inc...............................         2,250          99,990
Travelers Cos., Inc. (The).................           600          33,426
Validus Holdings Ltd.......................           100           3,061
                                                               ----------
                                                                  711,568
                                                               ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.9%
AMB Property Corp..........................           150           4,757
Apartment Investment &
    Management Co. - Class A...............           550          14,212
Digital Realty Trust, Inc..................           900          46,386
Equity Residential.........................           200          10,390
Essex Property Trust, Inc..................           150          17,133
Federal Realty Investment Trust............           450          35,068
General Growth Properties, Inc.............         2,250          34,830
Plum Creek Timber Co., Inc.................           750          28,087
ProLogis...................................           250           3,610
Public Storage.............................         1,450         147,059
Rayonier, Inc..............................           300          15,756
Simon Property Group, Inc..................         2,269         225,743
UDR, Inc...................................           100           2,352
Ventas, Inc................................           500          26,240
Vornado Realty Trust.......................           200          16,666
                                                               ----------
                                                                  628,289
                                                               ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
CB Richard Ellis Group, Inc. -
    Class A(a).............................         3,150          64,512
Howard Hughes Corp. (The)(a)...............           221          12,027
Jones Lang LaSalle, Inc....................           500          41,960
St Joe Co. (The)(a)........................           900          19,665
                                                               ----------
                                                                  138,164
                                                               ----------
THRIFTS & MORTGAGE FINANCE - 0.0%
Capitol Federal Financial, Inc.............            45             539
Hudson City Bancorp, Inc...................           380           4,841
                                                               ----------
                                                                    5,380
                                                               ----------
                                                                3,450,560
                                                               ----------
TELECOMMUNICATION SERVICES - 0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Frontier Communications Corp...............         4,250          41,353
Level 3 Communications, Inc.(a)............         7,150           7,007
tw telecom, Inc.(a)........................         1,700          28,985
Windstream Corp............................         2,200          30,668
                                                               ----------
                                                                  108,013
                                                               ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
American Tower Corp. - Class A(a)..........         4,500         232,380
Clearwire Corp. - Class A(a)...............         1,300           6,695

                                     FSA-27

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Concluded)

--------------------------------------------------------------------------------
COMPANY                                            SHARES    U.S. $ VALUE
--------------------------------------------------------------------------------
Crown Castle International Corp.(a)......           3,200     $   140,256
MetroPCS Communications, Inc.(a).........           1,350          17,050
NII Holdings, Inc. - Class B(a)..........           1,500          66,990
SBA Communications Corp. -
    Class A(a)...........................           1,300          53,222
                                                              -----------
                                                                  516,593
                                                              -----------
                                                                  624,606
                                                              -----------
UTILITIES - 0.1%
ELECTRIC UTILITIES - 0.1%
ITC Holdings Corp........................             450          27,891
                                                              -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.0%
Calpine Corp.(a).........................           1,750          23,345
Ormat Technologies, Inc..................             100           2,958
                                                              -----------
                                                                   26,303
                                                              -----------
                                                                   54,194
                                                              -----------
Total Common Stocks
    (cost $52,947,144) ..................                      74,094,638
                                                              -----------
RIGHTS - 0.0%
HEALTH CARE - 0.0%
BIOTECHNOLOGY - 0.0%
Celgene Corp.(a)
    (cost $224)..........................              50             245
                                                              -----------
Total Common Stocks and Rights
    (cost $52,947,368) ..................                      74,094,883
                                                              -----------

--------------------------------------------------------------------------------
                                         PRINCIPAL
                                           AMOUNT
COMPANY                                     (000)       U.S. $ VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.2%
TIME DEPOSIT - 0.2%
JP Morgan Nassau
   0.10%, 1/03/11
   (cost $158,634)................          $159         $   158,634
                                                         -----------
TOTAL INVESTMENTS - 100.8%
   (cost $53,106,002).............                        74,253,517
Other assets less liabilities - (0.8)%                      (603,904)
                                                         -----------
NET ASSETS - 100.0%...............                       $73,649,613
                                                         ===========

FUTURES CONTRACTS

-------------------------------------------------------------------------------------------------------------------
                                                                                                    UNREALIZED
                          NUMBER OF       EXPIRATION       NOTIONAL            VALUE AT            APPRECIATION
  TYPE                    CONTRACTS          MONTH           VALUE        DECEMBER 31, 2010       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
PURCHASED CONTRACTS
S&P 500 Index Mini ......     3           March 2011       $185,405            $187,950               $2,545

(a) Non-income producing security.
(b) Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $396,464 as of December 31, 2010.

    Glossary:
    REIT - Real Estate Investment Trust

    The accompanying notes are an integral part of these financial statements.


                                     FSA-28

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Assets and Liabilities
DECEMBER 31, 2010
--------------------------------------------------------------------------------

ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at value (cost: $19,653,727)  .                        $24,530,894
 Short-term debt securities -- at value (amortized cost: $168,777) ..        168,777
Cash.................................................................        100,000
Interest and dividends receivable....................................          5,343
Fees receivable from Contractowners..................................          6,473
------------------------------------------------------------------------------------
Total assets.........................................................     24,811,487
------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased..........................        170,748
Due to AXA Equitable's General Account...............................        201,672
Accrued custody fees.................................................          6,202
Administrative fees payable..........................................         18,505
Asset management fee payable.........................................         18,028
Accrued expenses.....................................................         10,408
------------------------------------------------------------------------------------
Total liabilities....................................................        425,563
------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.........    $24,385,924
====================================================================================


                                         UNITS OUTSTANDING       UNIT VALUES
                                         -----------------       -----------
Institutional ........................                  16        $34,652.25
RIA ..................................               7,478            318.86
MRP ..................................             327,073             65.56

The accompanying notes are an integral part of these financial statements.

                                     FSA-29

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statement of Operations
YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2):
Dividends............................................................  $   98,786
Interest.............................................................         258
---------------------------------------------------------------------------------
Total investment income..............................................      99,044
---------------------------------------------------------------------------------
EXPENSES (NOTE 6):
Asset management fees................................................    (123,413)
Other operating expense charges......................................      (4,339)
---------------------------------------------------------------------------------
Total expenses.......................................................    (127,752)
---------------------------------------------------------------------------------
Net investment loss..................................................     (28,708)
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security and foreign currency transactions........   5,459,574
Change in unrealized appreciation of investments.....................     728,482
---------------------------------------------------------------------------------
Net realized and unrealized gain on investments......................   6,188,056
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................  $6,159,348
=================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-30

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED         YEAR ENDED
                                                                                         DECEMBER 31, 2010   DECEMBER 31, 2009
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss....................................................................      $   (28,708)       $   (27,254)
Net realized gain (loss) on investments and foreign currency transactions..............        5,459,574         (3,666,791)
Change in unrealized appreciation of investments.......................................          728,482         11,059,589
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to operations..................................        6,159,348          7,365,544
-------------------------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER TRANSACTIONS:
Contributions..........................................................................        3,176,174          1,968,880
Withdrawals............................................................................       (5,303,072)        (5,623,682)
Asset management fees (Note 6).........................................................          (71,421)           (65,942)
Administrative fees (Note 6)...........................................................         (203,865)          (170,213)
-------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contractowner transactions:.................       (2,402,184)        (3,890,957)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.................................................................        3,757,164          3,474,587
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD....       20,628,760         17,154,173
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..........      $24,385,924        $20,628,760
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.

                                     FSA-31

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010

--------------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 100.6%
TECHNOLOGY - 32.0%
COMMUNICATIONS TECHNOLOGY - 4.6%
Aruba Networks, Inc.(a)..................        10,340      $  215,899
NeuStar, Inc. - Class A(a)...............        12,100         315,205
Polycom, Inc.(a).........................        10,450         407,341
Riverbed Technology, Inc.(a).............         5,540         194,842
                                                             ----------
                                                              1,133,287
                                                             ----------
COMPUTER SERVICES, SOFTWARE & SYSTEMS - 13.3%
Akamai Technologies, Inc.(a).............         7,380         347,229
Citrix Systems, Inc.(a)..................         5,370         367,362
Fortinet, Inc.(a)........................         7,850         253,947
Informatica Corp.(a).....................         5,740         252,732
MICROS Systems, Inc.(a)..................         6,290         275,879
Red Hat, Inc.(a).........................        10,265         468,597
Rovi Corp.(a)............................         4,810         298,268
SuccessFactors, Inc.(a)..................         6,310         182,738
Teradata Corp.(a)........................         7,550         310,758
TIBCO Software, Inc.(a)..................         9,860         194,341
VeriFone Systems, Inc.(a)................         7,360         283,802
                                                             ----------
                                                              3,235,653
                                                             ----------
COMPUTER TECHNOLOGY - 2.2%
NetApp, Inc.(a)..........................         9,610         528,166
                                                             ----------
ELECTRONIC ENTERTAINMENT - 1.9%
Activision Blizzard, Inc.................        36,800         457,792
                                                             ----------
PRODUCTION TECHNOLOGY EQUIPMENT - 2.7%
Applied Materials, Inc...................        22,200         311,910
Lam Research Corp.(a)....................         6,900         357,282
                                                             ----------
                                                                669,192
                                                             ----------
SEMICONDUCTORS & COMPONENT - 7.3%
Analog Devices, Inc......................        13,200         497,244
Fairchild Semiconductor
    International, Inc.(a)...............        22,000         343,420
Marvell Technology Group Ltd.(a).........        16,700         309,785
Netlogic Microsystems, Inc.(a)...........         7,850         246,568
ON Semiconductor Corp.(a)................        38,900         384,332
                                                             ----------
                                                              1,781,349
                                                             ----------
                                                              7,805,439
                                                             ----------
CONSUMER DISCRETIONARY - 18.1%
ADVERTISING AGENCIES - 2.9%
Interpublic Group of Cos., Inc.
    (The)(a).............................        40,000         424,800
Lamar Advertising Co.(a).................         6,840         272,505
                                                             ----------
                                                                697,305
                                                             ----------
HOTEL/MOTEL - 1.9%
Wyndham Worldwide Corp...................        15,350         459,886
                                                             ----------
HOUSEHOLD FURNISHINGS - 1.8%
Tempur-Pedic International, Inc.(a).....         10,790         432,247
                                                             ----------

--------------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
LEISURE TIME - 2.1%
Ctrip.com International Ltd. (ADR)(a)             6,780      $  274,251
priceline.com, Inc.(a)...................           605         241,728
                                                             ----------
                                                                515,979
                                                             ----------
RESTAURANTS - 1.2%
Panera Bread Co. - Class A(a)............         2,860         289,461
                                                             ----------
SPECIALTY RETAIL - 4.4%
Bed Bath & Beyond, Inc.(a)...............         9,510         467,417
CarMax, Inc.(a)..........................        15,565         496,212
NetFlix, Inc.(a).........................           610         107,177
                                                             ----------
                                                              1,070,806
                                                             ----------
TEXTILES, APPAREL & SHOES - 3.8%
Coach, Inc...............................        11,705         647,403
Polo Ralph Lauren Corp. - Class A........         2,640         292,829
                                                             ----------
                                                                940,232
                                                             ----------
                                                              4,405,916
                                                             ----------
PRODUCER DURABLES - 13.0%
AIR TRANSPORT - 0.9%
Allegiant Travel Co......................         4,780         235,367
                                                             ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.8%
Dover Corp...............................         7,560         441,882
                                                             ----------
POWER TRANSMISSION EQUIPMENT - 1.1%
Babcock & Wilcox Co.(a)..................        10,470         267,927
                                                             ----------
RAILROADS - 1.5%
Kansas City Southern(a)..................         7,800         373,308
                                                             ----------
SCIENTIFIC INSTRUMENTS: CONTROL & FILTER - 2.0%
Parker Hannifin Corp.....................         5,650         487,595
                                                             ----------
SCIENTIFIC INSTRUMENTS: ELECTRICAL - 3.5%
AMETEK, Inc..............................        10,760         422,330
Cooper Industries PLC....................         7,280         424,351
                                                             ----------
                                                                846,681
                                                             ----------
SCIENTIFIC INSTRUMENTS: GAUGES & METERS - 2.2%
Agilent Technologies, Inc.(a)............        12,850         532,376
                                                             ----------
                                                              3,185,136
                                                             ----------
HEALTH CARE - 11.6%
BIOTECHNOLOGY - 0.8%
Alexion Pharmaceuticals, Inc.(a).........         2,480         199,764
                                                             ----------
HEALTH CARE FACILITIES - 1.2%
LifePoint Hospitals, Inc.(a).............         7,600         279,300
                                                             ----------
HEALTH CARE MANAGEMENT SERVICES - 3.0%
Centene Corp.(a).........................         7,500         190,050
Healthspring, Inc.(a)....................         9,000         238,770
Humana, Inc.(a)..........................         5,440         297,785
                                                             ----------
                                                                726,605
                                                             ----------
HEALTH CARE SERVICES - 2.3%
HMS Holdings Corp.(a)....................         3,700         239,649

                                     FSA-32

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY


Portfolio of Investments -- December 31, 2010 (Concluded)

--------------------------------------------------------------------------------
COMPANY                                       SHARES    U.S. $ VALUE
--------------------------------------------------------------------------------
WebMD Health Corp. - Class A(a)...........     6,470     $  330,358
                                                         ----------
                                                            570,007
                                                         ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.5%
PSS World Medical, Inc.(a)................    16,300        368,380
                                                         ----------
MEDICAL EQUIPMENT - 1.5%
Illumina, Inc.(a).........................     5,820        368,639
                                                         ----------
PHARMACEUTICALS - 1.3%
Endo Pharmaceuticals Holdings,
    Inc.(a)...............................     8,880        317,105
                                                         ----------
                                                          2,829,800
                                                         ----------
ENERGY - 8.8%
OIL WELL EQUIPMENT & SERVICES - 2.8%
Cameron International Corp.(a)............     7,560        383,519
Oceaneering International, Inc.(a)........     4,100        301,883
                                                         ----------
                                                            685,402
                                                         ----------
OIL: CRUDE PRODUCERS - 6.0%
Concho Resources Inc.(a)..................     5,240        459,391
Newfield Exploration Co.(a)...............     3,870        279,066
Noble Energy, Inc.........................     5,190        446,755
Southwestern Energy Co.(a)................     7,250        271,367
                                                         ----------
                                                          1,456,579
                                                         ----------
                                                          2,141,981
                                                         ----------
FINANCIAL SERVICES - 8.1%
ASSET MANAGEMENT & CUSTODIAN - 4.5%
Affiliated Managers Group, Inc.(a)........     5,050        501,061
T Rowe Price Group, Inc...................     9,070        585,378
                                                         ----------
                                                          1,086,439
                                                         ----------
BANKS: DIVERSIFIED - 1.0%
Popular, Inc.(a)..........................    81,400        255,596
                                                         ----------
FINANCIAL DATA & SYSTEMS - 2.6%
Alliance Data Systems Corp.(a)............     4,560        323,897
Wright Express Corp.(a)...................     6,840        314,640
                                                         ----------
                                                            638,537
                                                         ----------
                                                          1,980,572
                                                         ----------

--------------------------------------------------------------------------------
COMPANY                                       SHARES    U.S. $ VALUE
--------------------------------------------------------------------------------
MATERIALS & PROCESSING - 7.1%
CHEMICALS: DIVERSIFIED - 3.0%
Ecolab, Inc...............................     8,225    $   414,705
Solutia, Inc.(a)..........................    13,600        313,888
                                                        -----------
                                                            728,593
                                                        -----------
METALS & MINERALS: DIVERSIFIED - 4.1%
Cliffs Natural Resources, Inc.............     5,575        434,906
Molycorp, Inc.(a).........................     5,780        288,422
Pan American Silver Corp..................     6,640        273,634
                                                        -----------
                                                            996,962
                                                        -----------
                                                          1,725,555
                                                        -----------
CONSUMER STAPLES - 1.9%
BEVERAGE: SOFT DRINKS - 1.1%
Green Mountain Coffee Roasters,
    Inc.(a)...............................     8,250        271,095
                                                        -----------
DRUG & GROCERY STORE CHAINS - 0.8%
Fresh Market, Inc. (The)(a)...............     4,500        185,400
                                                        -----------
                                                            456,495
                                                        -----------
Total Common Stocks
   (cost $19,653,727).....................               24,530,894
                                                        -----------

                                           ----------
                                            Principal
                                              Amount
                                              (000)
                                           ----------
SHORT-TERM INVESTMENTS - 0.7%
TIME DEPOSIT - 0.7%
JP Morgan Nassau
   0.10%, 1/03/11
   (cost $168,777)...........                  $169         168,777
                                                        -----------
TOTAL INVESTMENTS - 101.3%
   (cost $19,822,504)........                            24,699,671
Other assets less liabilities - (1.3)%                     (313,747)
                                                        -----------
NET ASSETS - 100.0%..........                           $24,385,924
                                                        ===========

(a) Non-income producing security.

    Glossary:

    ADR - American Depositary Receipt

    The accompanying notes are an integral part of these financial statements.

                                     FSA-33

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      AXA AGGRESSIVE   AXA CONSERVATIVE    AXA CONSERVATIVE   AXA MODERATE
                                                        ALLOCATION*       ALLOCATION*    -PLUS ALLOCATION*    ALLOCATION*
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $2,030,716        $1,110,944           $662,394      $10,421,638
Receivable for The Trusts shares sold...............         1,658             1,189                676          293,197
Receivable for policy-related transactions..........            --                --                 --               --
---------------------------------------------------------------------------------------------------------------------------
   Total assets.....................................     2,032,374         1,112,133            663,070       10,714,835
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............            --                --                 --               --
Payable for policy-related transactions.............         1,658             1,189                676          293,197
---------------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................         1,658             1,189                676          293,197
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $2,030,716        $1,110,944           $662,394      $10,421,638
===========================================================================================================================
NET ASSETS:
Accumulation Units..................................     2,030,716         1,110,944            662,394       10,421,638
---------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $2,030,716        $1,110,944           $662,394      $10,421,638
===========================================================================================================================
Investments in shares of The Trusts, at cost........    $1,886,052        $1,114,475           $642,700      $ 9,803,024
The Trusts shares held
 Class A............................................            --                --                 --               --
 Class B............................................       202,472           116,183             68,865          779,366

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-34

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 EQ/
                                                           AXA               EQ/         ALLIANCEBERNSTEIN    EQ/BLACKROCK
                                                      MODERATE-PLUS  ALLIANCEBERNSTEIN        SMALL CAP       BASIC VALUE
                                                       ALLOCATION*     INTERNATIONAL*          GROWTH*          EQUITY*
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $1,762,485       $13,380,043           $287,513         $100,873
Receivable for The Trusts shares sold...............         1,209           244,649                216               80
Receivable for policy-related transactions..........            --                --                 --               --
--------------------------------------------------------------------------------------------------------------------------
   Total assets.....................................     1,763,694        13,624,692            287,729          100,953
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............            --                --                 --               --
Payable for policy-related transactions.............         1,209           244,636                212               80
--------------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................         1,209           244,636                212               80
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $1,762,485       $13,380,056           $287,517         $100,873
==========================================================================================================================
NET ASSETS:
Accumulation Units..................................     1,762,485        13,380,056            287,517          100,873
--------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $1,762,485       $13,380,056           $287,517         $100,873
==========================================================================================================================
Investments in shares of The Trusts, at cost........    $1,660,628       $18,609,336           $247,895         $ 78,395
The Trusts shares held
 Class A............................................            --         1,556,511             17,464               --
 Class B............................................       170,122                --                 --            7,371

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-35

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                       EQ/BLACKROCK    EQ/CALVERT    EQ/CAPITAL    EQ/CAPITAL
                                                      INTERNATIONAL     SOCIALLY      GUARDIAN      GUARDIAN
                                                          VALUE*      RESPONSIBLE*     GROWTH*     RESEARCH*
-------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................     $83,892       $2,042,714      $91,004   $5,678,695
Receivable for The Trusts shares sold...............          65           10,891           79      486,496
Receivable for policy-related transactions..........          --               --           --           --
-------------------------------------------------------------------------------------------------------------
   Total assets.....................................      83,957        2,053,605       91,083    6,165,191
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --               --           --           --
Payable for policy-related transactions.............          65           10,891           79      486,496
-------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          65           10,891           79      486,496
-------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................     $83,892       $2,042,714      $91,004   $5,678,695
==============================================================================================================
NET ASSETS:
Accumulation Units..................................      83,892        2,042,714       91,004    5,678,695
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................     $83,892       $2,042,714      $91,004   $5,678,695
==============================================================================================================
Investments in shares of The Trusts, at cost........     $72,930       $1,995,912      $94,527   $5,779,524
The Trusts shares held
 Class A............................................          --               --           --           --
 Class B............................................       7,167          283,986        6,921      467,152

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-36

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                        EQ/GAMCO      EQ/GLOBAL
                                                      EQ/EQUITY 500     EQ/EQUITY    SMALL COMPANY   MULTI-SECTOR
                                                          INDEX*      GROWTH PLUS*       VALUE*        EQUITY*
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $18,455,866      $158,638       $2,598,899     $2,390,352
Receivable for The Trusts shares sold...............       146,143           100           70,319         46,705
Receivable for policy-related transactions..........            --            --               --             --
-----------------------------------------------------------------------------------------------------------------
   Total assets.....................................    18,602,009       158,738        2,669,218      2,437,057
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............            --            --               --             --
Payable for policy-related transactions.............       146,123           100           70,319         46,705
-----------------------------------------------------------------------------------------------------------------
 Total liabilities..................................       146,123           100           70,319         46,705
-----------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $18,455,886      $158,638       $2,598,899     $2,390,352
==================================================================================================================
NET ASSETS:
Accumulation Units..................................    18,455,886       158,638        2,598,899      2,390,352
-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $18,455,886      $158,638       $2,598,899     $2,390,352
==================================================================================================================
Investments in shares of The Trusts, at cost........   $18,424,781      $175,131       $1,994,100     $2,018,115
The Trusts shares held
 Class A............................................        67,426            --               --             --
 Class B............................................       777,595        10,615           66,478        191,654

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-37

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                      EQ/INTERMEDIATE        EQ/          EQ/JPMORGAN
                                                         GOVERNMENT     INTERNATIONAL        VALUE       EQ/LARGE CAP
                                                        BOND INDEX*       CORE PLUS*    OPPORTUNITIES*    CORE PLUS*
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................     $3,229,377       $3,269,410        $44,252        $105,505
Receivable for The Trusts shares sold...............         49,004          229,790             35              81
Receivable for policy-related transactions..........             --               --             --              --
---------------------------------------------------------------------------------------------------------------------
   Total assets.....................................      3,278,381        3,499,200         44,287         105,586
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............             --               --             --              --
Payable for policy-related transactions.............         49,003          229,790             35              81
---------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................         49,003          229,790             35              81
---------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................     $3,229,378       $3,269,410        $44,252        $105,505
======================================================================================================================
NET ASSETS:
Accumulation Units..................................      3,229,378        3,269,410         44,252         105,505
---------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................     $3,229,378       $3,269,410        $44,252        $105,505
======================================================================================================================
Investments in shares of The Trusts, at cost........     $3,233,314       $3,298,289        $27,108        $105,450
The Trusts shares held
 Class A............................................          1,792               --             --              --
 Class B............................................        327,010          339,952          4,518          14,615

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-38

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP   EQ/MID CAP
                                                      GROWTH INDEX*   GROWTH PLUS*    VALUE PLUS*     INDEX*
---------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................      $2,890       $3,909,486     $8,175,625     $42,743
Receivable for The Trusts shares sold...............           4           65,121         46,054          19
Receivable for policy-related transactions..........          --               --             --          --
---------------------------------------------------------------------------------------------------------------
   Total assets.....................................       2,894        3,974,607      8,221,679      42,762
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --               --             --          --
Payable for policy-related transactions.............           4           63,800         46,036          19
---------------------------------------------------------------------------------------------------------------
 Total liabilities..................................           4           63,800         46,036          19
---------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................      $2,890       $3,910,807     $8,175,643     $42,743
===============================================================================================================
NET ASSETS:
Accumulation Units..................................       2,890        3,910,807      8,175,643      42,743
---------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................      $2,890       $3,910,807     $8,175,643     $42,743
===============================================================================================================
Investments in shares of The Trusts, at cost........      $2,414       $3,401,421     $9,980,067     $48,238
The Trusts shares held
 Class A............................................          --               --        107,710          --
 Class B............................................         338          234,928        696,193       5,145

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-39

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                       EQ/MID CAP     EQ/MONEY    EQ/PIMCO ULTRA   EQ/QUALITY
                                                      VALUE PLUS*      MARKET*      SHORT BOND*    BOND PLUS*
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................   $7,606,517    $9,960,190     $2,156,933      $138,422
Receivable for The Trusts shares sold...............      281,037            --         12,114           129
Receivable for policy-related transactions..........           --       203,085             --            --
--------------------------------------------------------------------------------------------------------------
   Total assets.....................................    7,887,554    10,163,275      2,169,047       138,551
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............           --       203,080             --            --
Payable for policy-related transactions.............      281,037            --         12,114           126
--------------------------------------------------------------------------------------------------------------
 Total liabilities..................................      281,037       203,080         12,114           126
--------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................   $7,606,517    $9,960,195     $2,156,933      $138,425
==============================================================================================================
NET ASSETS:
Accumulation Units..................................    7,606,517     9,960,195      2,156,933       138,425
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................   $7,606,517    $9,960,195     $2,156,933      $138,425
==============================================================================================================
Investments in shares of The Trusts, at cost........   $8,553,468    $9,959,710     $2,126,133      $151,640
The Trusts shares held
 Class A............................................           --       101,801             --        16,194
 Class B............................................      763,865     9,857,282        216,637            --

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-40

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                        EQ/T. ROWE    EQ/WELLS FARGO   MULTIMANAGER
                                                         EQ/SMALL      PRICE GROWTH      ADVANTAGE     MULTI-SECTOR
                                                      COMPANY INDEX*      STOCK*       OMEGA GROWTH*      BOND*
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $4,679,632        $1,474          $122,383      $  989,208
Receivable for The Trusts shares sold...............        75,595             1                60           1,457
Receivable for policy-related transactions..........            --            --                --              --
--------------------------------------------------------------------------------------------------------------------
   Total assets.....................................     4,755,227         1,475           122,443         990,665
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............            --            --                --              --
Payable for policy-related transactions.............        75,595             1                60           1,454
--------------------------------------------------------------------------------------------------------------------
 Total liabilities..................................        75,595             1                60           1,454
--------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $4,679,632        $1,474          $122,383      $  989,211
====================================================================================================================
NET ASSETS:
Accumulation Units..................................     4,679,632         1,474           122,383         989,211
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $4,679,632        $1,474          $122,383      $  989,211
====================================================================================================================
Investments in shares of The Trusts, at cost........    $4,388,962        $1,497          $105,747      $1,010,915
The Trusts shares held
 Class A............................................            --            --                --          19,717
 Class B............................................       444,809            72            11,910         236,055

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-41

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                      MULTIMANAGER
                                                       SMALL CAP    MULTIMANAGER   TARGET 2015   TARGET 2025
                                                         VALUE*      TECHNOLOGY*   ALLOCATION*   ALLOCATION*
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $ 98,560     $3,530,780     $2,032,569    $2,063,692
Receivable for The Trusts shares sold...............          45         12,005          1,714         1,190
Receivable for policy-related transactions..........          --             --             --            --
--------------------------------------------------------------------------------------------------------------
   Total assets.....................................      98,605      3,542,785      2,034,283     2,064,882
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --             --             --            --
Payable for policy-related transactions.............          45         12,005          1,714         1,190
--------------------------------------------------------------------------------------------------------------
 Total liabilities..................................          45         12,005          1,714         1,190
--------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................    $ 98,560     $3,530,780     $2,032,569    $2,063,692
==============================================================================================================
NET ASSETS:
Accumulation Units..................................      98,560      3,530,780      2,032,569     2,063,692
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $ 98,560     $3,530,780     $2,032,569    $2,063,692
==============================================================================================================
Investments in shares of The Trusts, at cost........    $111,392     $2,891,171     $1,911,973    $1,817,144
The Trusts shares held
 Class A............................................          --             --             --            --
 Class B............................................       9,130        275,653        225,223       231,410

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-42

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      TARGET 2035   TARGET 2045
                                                      ALLOCATION*   ALLOCATION*
--------------------------------------------------------------------------------
ASSETS:
Investments in shares of The Trusts, at fair
 value..............................................    $403,649     $325,363
Receivable for The Trusts shares sold...............         182        1,190
Receivable for policy-related transactions..........          --           --
--------------------------------------------------------------------------------
   Total assets.....................................     403,831      326,553
--------------------------------------------------------------------------------
LIABILITIES:
Payable for The Trusts shares purchased.............          --           --
Payable for policy-related transactions.............         182        1,190
--------------------------------------------------------------------------------
 Total liabilities..................................         182        1,190
--------------------------------------------------------------------------------
NET ASSETS..........................................    $403,649     $325,363
================================================================================
NET ASSETS:
Accumulation Units..................................     403,649      325,363
--------------------------------------------------------------------------------
TOTAL NET ASSETS....................................    $403,649     $325,363
================================================================================
Investments in shares of The Trusts, at cost........    $342,504     $271,044
The Trusts shares held
 Class A............................................          --           --
 Class B............................................      45,554       38,292

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-43

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

---------------------------------------------------------------------------------------------------------
                                                CONTRACT                               UNITS OUTSTANDING
                                               CHARGES**   SHARE CLASS*   UNIT VALUE        (000'S)
---------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION....................    0.00%          B          $   8.68            234
AXA CONSERVATIVE ALLOCATION..................    0.00%          B          $  10.66            104
AXA CONSERVATIVE-PLUS ALLOCATION.............    0.00%          B          $  10.16             65
AXA MODERATE ALLOCATION......................    0.00%          B          $   9.77          1,066
AXA MODERATE-PLUS ALLOCATION.................    0.00%          B          $   9.26            190
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........    0.00%          A          $  17.27            723
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........    0.05%          A          $ 153.78              6
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........    0.05%          A          $ 223.93              1
EQ/BLACKROCK BASIC VALUE EQUITY..............    0.00%          B          $ 213.04             --
EQ/BLACKROCK INTERNATIONAL VALUE.............    0.00%          B          $ 147.04              1
EQ/CALVERT SOCIALLY RESPONSIBLE..............    0.00%          B          $   7.51            272
EQ/CALVERT SOCIALLY RESPONSIBLE..............    0.00%          B          $  89.07             --
EQ/CAPITAL GUARDIAN GROWTH...................    0.00%          B          $  77.30              1
EQ/CAPITAL GUARDIAN RESEARCH.................    0.00%          B          $  16.42            339
EQ/CAPITAL GUARDIAN RESEARCH.................    0.00%          B          $ 133.27              1
EQ/EQUITY 500 INDEX..........................    0.05%          A          $ 349.06              4
EQ/EQUITY 500 INDEX..........................    0.00%          B          $   8.69          1,954
EQ/EQUITY GROWTH PLUS........................    0.00%          B          $ 165.32              1
EQ/GAMCO SMALL COMPANY VALUE.................    0.00%          B          $  15.16            171
EQ/GLOBAL MULTI-SECTOR EQUITY................    0.00%          B          $  11.65            186
EQ/GLOBAL MULTI-SECTOR EQUITY................    0.00%          B          $ 414.17              1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........    0.05%          A          $ 214.77             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........    0.00%          B          $  11.53            279
EQ/INTERNATIONAL CORE PLUS...................    0.00%          B          $  12.43            259
EQ/INTERNATIONAL CORE PLUS...................    0.00%          B          $ 138.22             --
EQ/JPMORGAN VALUE OPPORTUNITIES..............    0.00%          B          $ 140.60             --
EQ/LARGE CAP CORE PLUS.......................    0.00%          B          $ 106.33              1
EQ/LARGE CAP GROWTH INDEX....................    0.00%          B          $  85.05             --
EQ/LARGE CAP GROWTH PLUS.....................    0.00%          B          $   5.92            655
EQ/LARGE CAP GROWTH PLUS.....................    0.00%          B          $ 141.87             --
EQ/LARGE CAP VALUE PLUS......................    0.00%          A          $ 117.79              9
EQ/LARGE CAP VALUE PLUS......................    0.00%          B          $  10.98            645
EQ/MID CAP INDEX.............................    0.00%          B          $ 131.57             --
EQ/MID CAP VALUE PLUS........................    0.00%          B          $  15.31            481
EQ/MID CAP VALUE PLUS........................    0.00%          B          $ 194.08              1
EQ/MONEY MARKET..............................    0.05%          A          $ 175.32              1
EQ/MONEY MARKET..............................    0.00%          B          $  10.00            980
EQ/PIMCO ULTRA SHORT BOND....................    0.00%          B          $  11.66            185
EQ/QUALITY BOND PLUS.........................    0.05%          A          $ 236.13              1
EQ/SMALL COMPANY INDEX.......................    0.00%          B          $  15.66            299
EQ/T. ROWE PRICE GROWTH STOCK................    0.00%          B          $   9.64             --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH........    0.00%          B          $ 127.13              1
MULTIMANAGER MULTI-SECTOR BOND...............    0.05%          A          $ 200.21             --
MULTIMANAGER MULTI-SECTOR BOND...............    0.00%          B          $   9.03            101
MULTIMANAGER SMALL CAP VALUE.................    0.00%          B          $ 201.87             --
MULTIMANAGER TECHNOLOGY......................    0.00%          B          $  14.48            235
MULTIMANAGER TECHNOLOGY......................    0.00%          B          $ 152.51              1
TARGET 2015 ALLOCATION.......................    0.00%          B          $   9.30            218
TARGET 2025 ALLOCATION.......................    0.00%          B          $   8.99            230
TARGET 2035 ALLOCATION.......................    0.00%          B          $   8.78             46
TARGET 2045 ALLOCATION.......................    0.00%          B          $   8.49             38

* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.

** Contract charges reflect the annual mortality and risk expenses related to the Variable Investment Options.

The accompanying notes are an integral part of these financial statements.

                                     FSA-44

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      AXA AGGRESSIVE   AXA CONSERVATIVE    AXA CONSERVATIVE   AXA MODERATE
                                                        ALLOCATION*       ALLOCATION*     -PLUS ALLOCATION*   ALLOCATION*
---------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................      $ 29,244          $23,373             $12,622         $212,192
 Expenses:
   Less: Asset-based charges........................            --               --                  --               --
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................        29,244           23,373              12,622          212,192
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............       (36,044)          (9,576)             (4,091)         (70,714)
   Realized gain distribution from The Trusts.......        42,777           46,006              19,045          244,140
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................         6,733           36,430              14,954          173,426
---------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................       168,569            5,666              27,953          492,620
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       175,302           42,096              42,907          666,046
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................      $204,546          $65,469             $55,529         $878,238
===========================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-45

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 EQ/              EQ/
                                                           AXA               EQ/         ALLIANCEBERNSTEIN     BLACKROCK
                                                      MODERATE-PLUS  ALLIANCEBERNSTEIN        SMALL CAP       BASIC VALUE
                                                       ALLOCATION*     INTERNATIONAL*          GROWTH*          EQUITY*
--------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................     $ 28,547        $  329,247            $   131          $  1,182
 Expenses:
   Less: Asset-based charges........................           --               468                119                --
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................       28,547           328,779                 12             1,182
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............       36,549          (839,372)            (3,373)          (19,732)
   Realized gain distribution from The Trusts.......       45,188                --                 --                --
--------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................       81,737          (839,372)            (3,373)          (19,732)
--------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................       86,187         1,171,180             74,696            25,183
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      167,924           331,808             71,323             5,451
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................     $196,471        $  660,587            $71,335          $  6,633
==========================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-46

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                       EQ/BLACKROCK    EQ/CALVERT    EQ/CAPITAL   EQ/CAPITAL
                                                      INTERNATIONAL     SOCIALLY      GUARDIAN      GUARDIAN
                                                          VALUE*      RESPONSIBLE*     GROWTH*     RESEARCH*
-------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................     $   599        $    905      $   339      $ 42,529
 Expenses:
   Less: Asset-based charges........................          --              --           --            --
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................         599             905          339        42,529
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............      (2,854)        (55,028)        (207)      (87,274)
   Realized gain distribution from The Trusts.......          --              --           --            --
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................      (2,854)        (55,028)        (207)      (87,274)
-------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................       6,422         277,607       10,288       882,256
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       3,568         222,579       10,081       794,982
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................     $ 4,167        $223,484      $10,420      $837,511
=============================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-47

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                        EQ/GAMCO         EQ/GLOBAL
                                                      EQ/EQUITY 500     EQ/EQUITY         SMALL         MULTI-SECTOR
                                                          INDEX*      GROWTH PLUS*    COMPANY VALUE*       EQUITY*
---------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................   $  246,329       $   424         $  7,647        $  26,775
 Expenses:
   Less: Asset-based charges........................          683            --               --               --
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................      245,646           424            7,647           26,775
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............     (314,920)         (555)         116,436         (519,768)
   Realized gain distribution from The Trusts.......           --            --               --               --
---------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................     (314,920)         (555)         116,436         (519,768)
---------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................    2,393,383        21,217          428,351          736,142
---------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    2,078,463        20,662          544,787          216,374
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................   $2,324,109       $21,086         $552,434        $ 243,149
=====================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-48

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                      EQ/INTERMEDIATE                       EQ/JPMORGAN
                                                         GOVERNMENT     EQ/INTERNATIONAL       VALUE       EQ/LARGE CAP
                                                        BOND INDEX*        CORE PLUS*      OPPORTUNITIES*   CORE PLUS*
------------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................      $ 39,262         $  58,863           $  539         $   992
 Expenses:
   Less: Asset-based charges........................            12                --               --              --
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................        39,250            58,863              539             992
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............           990          (766,397)            (119)           (318)
   Realized gain distribution from The Trusts.......            --                --               --           7,519
------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................           990          (766,397)            (119)          7,201
------------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................        95,379           984,578            4,437           4,894
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        96,369           218,181            4,318          12,095
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................      $135,619         $ 277,044           $4,857         $13,087
========================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-49

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP   EQ/MID CAP
                                                      GROWTH INDEX*   GROWTH PLUS*    VALUE PLUS*     INDEX*
---------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................     $    89        $ 13,768      $   92,504      $  276
 Expenses:
   Less: Asset-based charges........................          --              --              --          --
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................          89          13,768          92,504         276
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............      (5,113)         55,972        (974,884)       (196)
   Realized gain distribution from The Trusts.......          --              --              --          --
---------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................      (5,113)         55,972        (974,884)       (196)
---------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................       1,475         449,510       1,834,501       8,337
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      (3,638)        505,482         859,617       8,141
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................     $(3,549)       $519,250      $  952,121      $8,417
===============================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-50

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                 EQ/PIMCO
                                                       EQ/MID CAP   EQ/MONEY   ULTRA SHORT   EQ/QUALITY
                                                      VALUE PLUS*    MARKET*      BOND*      BOND PLUS*
--------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................  $   72,997      $207       $  7,236      $15,170
 Expenses:
   Less: Asset-based charges........................          --        54             --           68
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................      72,997       153          7,236       15,102
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............    (560,329)      180        (45,575)        (153)
   Realized gain distribution from The Trusts.......          --        --             --           --
--------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................    (560,329)      180        (45,575)        (153)
--------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................   2,019,887       460         55,129       (6,612)
--------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................   1,459,558       640          9,554       (6,765)
--------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................  $1,532,555      $793       $ 16,790      $ 8,337
========================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-51

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                        EQ/T. ROWE    EQ/WELLS FARGO   MULTIMANAGER
                                                         EQ/SMALL      PRICE GROWTH      ADVANTAGE     MULTI-SECTOR
                                                      COMPANY INDEX*      STOCK*       OMEGA GROWTH*      BOND*
--------------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................    $   40,273         $--            $    14        $25,722
 Expenses:
   Less: Asset-based charges........................            --          --                 --             40
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................        40,273          --                 14         25,682
--------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............      (277,870)         (2)                 1          6,419
   Realized gain distribution from The Trusts.......            --          --              3,201             --
--------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................      (277,870)         (2)             3,202          6,419
--------------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................     1,181,405         209             14,819          2,622
--------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       903,535         207             18,021          9,041
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................    $  943,808         $207           $18,035        $34,723
====================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-52

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                     MULTIMANAGER
                                                       SMALL CAP    MULTIMANAGER   TARGET 2015   TARGET 2025
                                                         VALUE*      TECHNOLOGY*   ALLOCATION*   ALLOCATION*
-------------------------------------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................    $   132       $     --       $ 26,903      $ 25,219
 Expenses:
   Less: Asset-based charges........................         --             --             --            --
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................        132             --         26,903        25,219
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............     (3,379)        28,307         (7,800)      (54,988)
   Realized gain distribution from The Trusts.......         --             --         10,689         3,080
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)...........................     (3,379)        28,307          2,889       (51,908)
-------------------------------------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................     22,795        476,775        160,211       229,773
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     19,416        505,082        163,100       177,865
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................    $19,548       $505,082       $190,003      $203,084
=============================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-53

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      TARGET 2035   TARGET 2045
                                                      ALLOCATION*   ALLOCATION*
--------------------------------------------------------------------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........................   $  4,606      $ 3,363
 Expenses:
   Less: Asset-based charges........................         --           --
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................      4,606        3,363
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............    (12,608)       1,472
   Realized gain distribution from The Trusts.......      1,060        1,517
--------------------------------------------------------------------------------
 Net realized gain (loss)...........................    (11,548)       2,989
--------------------------------------------------------------------------------
 Change in unrealized appreciation (depreciation)
   of investments...................................     53,131       29,458
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     41,583       32,447
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................   $ 46,189      $35,810
================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-54

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        AXA AGGRESSIVE               AXA CONSERVATIVE        AXA CONSERVATIVE-PLUS
                                                          ALLOCATION*                  ALLOCATION*                ALLOCATION*
                                                 -----------------------------------------------------------------------------------
                                                      2010           2009            2010         2009          2010         2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   29,244     $   11,107     $   23,373    $ 18,100     $  12,622    $  9,404
 Net realized gain (loss) on investments........        6,733        (26,733)        36,430       8,739        14,954     (14,330)
 Change in unrealized appreciation
   (depreciation) of investments................      168,569        204,082          5,666      43,466        27,953      72,127
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      204,546        188,456         65,469      70,305        55,529      67,201
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      383,194        319,265        349,106     202,464       119,865      85,519
   Transfers between funds including
    guaranteed interest account, net............      208,274        352,858       (144,760)     16,373        96,463     (87,340)
   Transfers for contract benefits and
    terminations................................      (44,642)       (45,981)       (13,257)    (14,324)     (146,328)     (6,858)
   Contract maintenance charges.................      (14,960)        (7,973)       (13,886)    (10,434)       (8,344)     (7,461)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      531,866        618,169        177,203     194,079        61,656     (16,140)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      736,412        806,625        242,672     264,384       117,185      51,061
NET ASSETS--BEGINNING OF PERIOD.................    1,294,304        487,679        868,272     603,888       545,209     494,148
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $2,030,716     $1,294,304     $1,110,944    $868,272     $ 662,394    $545,209
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-55

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     AXA MODERATE                AXA MODERATE-PLUS          EQ/ALLIANCEBERNSTEIN
                                                      ALLOCATION*                    ALLOCATION*                INTERNATIONAL*
                                                 -----------------------------------------------------------------------------------
                                                   2010           2009           2010         2009           2010          2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss) ............    $   212,192     $   82,087     $   28,547     $  7,786    $   328,779    $   333,210
 Net realized gain (loss) on investments          173,426        139,435         81,737        5,823       (839,372)      (697,916)
 Change in unrealized appreciation
   (depreciation) of investments .........        492,620        659,724         86,187       88,575      1,171,180      3,410,780
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations ..............................        878,238        881,246        196,471      102,184        660,587      3,046,074
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners        4,644,572      4,634,536        245,133      386,310      1,285,004      1,487,348
   Transfers between funds including
    guaranteed interest account, net .....        (91,900)      (355,945)       735,935       83,243       (943,523)      (658,518)
   Transfers for contract benefits and
    terminations .........................     (1,371,324)      (596,372)       (78,403)     (83,448)    (1,460,323)    (1,141,615)
   Contract maintenance charges ..........       (218,412)      (134,812)       (12,401)      (4,256)      (128,629)      (128,864)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions .............      2,962,936      3,547,407        890,264      381,849     (1,247,471)      (441,649)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS ........      3,841,174      4,428,653      1,086,735      484,033       (586,884)     2,604,425
NET ASSETS--BEGINNING OF PERIOD ..........      6,580,464      2,151,811        675,750      191,717     13,966,940     11,362,515
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD ................    $10,421,638     $6,580,464     $1,762,485     $675,750    $13,380,056    $13,966,940
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-56

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                  EQ/ALLIANCEBERNSTEIN       EQ/BLACKROCK BASIC           EQ/BLACKROCK
                                                    SMALL CAP GROWTH*           VALUE EQUITY*         INTERNATIONAL VALUE*
                                                 ------------------------ ------------------------- ------------------------
                                                     2010        2009         2010         2009         2010        2009
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss) .................   $     12    $     211    $  1,182     $  3,429      $   599    $  1,515
 Net realized gain (loss) on investments ......     (3,373)     (66,854)    (19,732)     (29,653)      (2,854)    (14,897)
 Change in unrealized appreciation
   (depreciation) of investments ..............     74,696      164,473      25,183       70,413        6,422      30,580
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations ...................................     71,335       97,830       6,633       44,189        4,167      17,198
-----------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners ......      7,217        8,053       6,134       14,249          699      64,930
   Transfers between funds including
    guaranteed interest account, net ..........     (5,368)      26,793         625      (10,194)      (6,982)         --
   Transfers for contract benefits and
    terminations ..............................     (3,166)    (174,338)    (68,191)     (41,501)          --     (29,998)
   Contract maintenance charges ...............     (2,280)      (2,583)     (1,229)      (1,573)        (786)       (638)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions ..................     (3,597)    (142,075)    (62,661)     (39,019)      (7,069)     34,294
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS .............     67,738      (44,245)    (56,028)       5,170       (2,902)     51,492
NET ASSETS--BEGINNING OF PERIOD ...............    219,779      264,024     156,901      151,731       86,794      35,302
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD .....................   $287,517    $ 219,779    $100,873     $156,901      $83,892    $ 86,794
==============================================================================================================================


* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-57

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      EQ/CALVERT SOCIALLY       EQ/CAPITAL GUARDIAN          EQ/CAPITAL GUARDIAN
                                                         RESPONSIBLE*                 GROWTH*                     RESEARCH*
                                                 ---------------------------   ----------------------   ----------------------------
                                                      2010           2009          2010        2009          2010          2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $      905     $    3,425     $   339     $   233     $    42,529   $   57,531
 Net realized gain (loss) on investments........      (55,028)       (57,261)       (207)     (2,221)        (87,274)    (230,431)
 Change in unrealized appreciation
   (depreciation) of investments................      277,607        444,827      10,288      22,338         882,256    1,556,451
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      223,484        390,991      10,420      20,350         837,511    1,383,551
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      378,832        393,485          --       6,562         555,229      646,688
   Transfers between funds including
    guaranteed interest account, net............      (51,535)       (16,238)         --        (171)        (58,311)    (167,829)
   Transfers for contract benefits and
    terminations................................     (149,283)      (158,295)         --      (3,865)     (1,050,055)    (766,573)
   Contract maintenance charges.................      (18,113)       (14,816)       (881)       (758)       (155,312)     (52,853)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      159,901        204,136        (881)      1,768        (708,449)    (340,567)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      383,385        595,127       9,539      22,118         129,062    1,042,984
NET ASSETS--BEGINNING OF PERIOD.................    1,659,329      1,064,202      81,465      59,347       5,549,633    4,506,649
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $2,042,714     $1,659,329     $91,004     $81,465     $ 5,678,695   $5,549,633
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-58

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        EQ/EQUITY               EQ/GAMCO SMALL
                                                      EQ/EQUITY 500 INDEX*            GROWTH PLUS*              COMPANY VALUE*
                                                 -----------------------------  -------------------------  -------------------------
                                                       2010            2009         2010         2009          2010          2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   245,646     $   290,476      $    424     $  1,027    $    7,647    $    4,264
 Net realized gain (loss) on investments........    (314,920)       (452,937)         (555)        (636)      116,436      (101,151)
 Change in unrealized appreciation
   (depreciation) of investments................   2,393,383       3,717,145        21,217       32,019       428,351       421,879
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................   2,324,109       3,554,684        21,086       32,410       552,434       324,992
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   2,092,787       2,672,538         1,348        6,698       524,398       434,349
   Transfers between funds including
    guaranteed interest account, net............    (625,558)       (151,710)        1,721       10,232       703,582        50,054
   Transfers for contract benefits and
    terminations................................  (2,112,339)     (1,523,082)         (109)          --      (417,713)     (147,033)
   Contract maintenance charges.................    (172,323)       (157,206)       (1,108)        (915)      (18,305)       (9,227)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (817,433)        840,540         1,852       16,015       791,962       328,143
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   1,506,676       4,395,224        22,938       48,425     1,344,396       653,135
NET ASSETS--BEGINNING OF PERIOD.................  16,949,210      12,553,986       135,700       87,275     1,254,503       601,368
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD....................... $18,455,886     $16,949,210      $158,638     $135,700    $2,598,899    $1,254,503
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-59

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   EQ/INTERMEDIATE
                                                          EQ/GLOBAL                   GOVERNMENT               EQ/INTERNATIONAL
                                                    MULTI-SECTOR EQUITY*             BOND INDEX*                  CORE PLUS*
                                                 --------------------------- ---------------------------- --------------------------
                                                      2010          2009          2010          2009           2010          2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $   26,775    $   24,787    $   39,250     $   33,661    $   58,863    $   87,986
 Net realized gain (loss) on investments........    (519,768)     (588,513)          990        (25,239)     (766,397)     (257,390)
 Change in unrealized appreciation
   (depreciation) of investments................     736,142     1,275,883        95,379        (92,412)      984,578       995,287
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     243,149       712,157       135,619        (83,990)      277,044       825,883
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     450,849       512,938       952,584        988,213       489,054       628,725
   Transfers between funds including
    guaranteed interest account, net............    (165,988)      (26,310)     (491,929)      (704,118)     (382,229)      (29,305)
   Transfers for contract benefits and
    terminations................................    (556,131)     (138,364)     (501,037)      (508,586)     (535,398)     (188,650)
   Contract maintenance charges.................     (23,233)      (19,188)      (39,089)       (43,582)      (85,860)      (29,063)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (294,503)      329,076       (79,471)      (268,073)     (514,433)      381,707
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     (51,354)    1,041,233        56,148       (352,063)     (237,389)    1,207,590
NET ASSETS--BEGINNING OF PERIOD.................   2,441,706     1,400,473     3,173,230      3,525,293     3,506,799     2,299,209
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $2,390,352    $2,441,706    $3,229,378     $3,173,230    $3,269,410    $3,506,799
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-60

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                    EQ/JPMORGAN VALUE          EQ/LARGE CAP            EQ/LARGE CAP
                                                     OPPORTUNITIES*             CORE PLUS*             GROWTH INDEX*
-------------------------------------------------------------------------------------------------------------------------
                                                     2010        2009        2010         2009        2010        2009
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   539    $     497    $    992    $  3,556     $     89    $ 1,182
 Net realized gain (loss) on investments........      (119)      (9,302)      7,201      (7,412)      (5,113)    (2,143)
 Change in unrealized appreciation
   (depreciation) of investments................     4,437       29,861       4,894      29,529        1,475     20,632
-------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     4,857       21,056      13,087      25,673       (3,549)    19,671
-------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........        --           --       1,165       7,578       15,000      6,413
   Transfers between funds including
    guaranteed interest account, net............        --       20,464          --      20,464      (73,645)        --
   Transfers for contract benefits and
    terminations................................        --      (27,372)         --     (12,078)          --     (8,100)
   Contract maintenance charges.................      (411)        (416)       (937)       (779)        (518)      (615)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      (411)      (7,324)        228      15,185      (59,163)    (2,302)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     4,446       13,732      13,315      40,858      (62,712)    17,369
NET ASSETS--BEGINNING OF PERIOD.................    39,806       26,074      92,190      51,332       65,602     48,233
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $44,252    $  39,806    $105,505    $ 92,190     $  2,890    $65,602
=========================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-61

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         EQ/LARGE CAP                  EQ/LARGE CAP
                                                         GROWTH PLUS*                   VALUE PLUS*             EQ/MID CAP INDEX*
                                                 ----------------------------- ----------------------------- -----------------------
                                                      2010           2009            2010           2009         2010        2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $   13,768     $   39,786    $    92,504    $  155,656      $   276     $   269
 Net realized gain (loss) on investments........       55,972         10,033       (974,884)     (904,081)        (196)       (266)
 Change in unrealized appreciation
   (depreciation) of investments................      449,510        893,309      1,834,501     2,164,512        8,337       7,598
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      519,250        943,128        952,121     1,416,087        8,417       7,601
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      575,664        633,627      1,062,029     1,078,492        3,677       2,270
   Transfers between funds including
    guaranteed interest account, net............      (18,939)       (17,308)      (563,026)     (201,342)       1,857          --
   Transfers for contract benefits and
    terminations................................     (708,337)      (292,598)    (1,024,085)     (943,008)          --          --
   Contract maintenance charges.................      (37,688)       (31,417)       (75,322)      (71,300)        (307)       (234)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................     (189,300)       292,304       (600,404)     (137,158)       5,227       2,036
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............      329,950      1,235,432        351,717     1,278,929       13,644       9,637
NET ASSETS--BEGINNING OF PERIOD.................    3,580,857      2,345,425      7,823,926     6,544,997       29,099      19,462
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $3,910,807     $3,580,857    $ 8,175,643    $7,823,926      $42,743     $29,099
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-62

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          EQ/MID CAP                                            EQ/PIMCO ULTRA
                                                          VALUE PLUS*              EQ/MONEY MARKET*               SHORT BOND*
                                                 --------------------------    ------------------------   --------------------------
                                                       2010         2009            2010       2009           2010           2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $    72,997   $   69,918     $       153  $      434     $    7,236    $   17,701
 Net realized gain (loss) on investments........     (560,329)    (524,692)            180         130        (45,575)      (60,785)
 Change in unrealized appreciation
   (depreciation) of investments................    2,019,887    2,445,148             460          20         55,129       166,585
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................    1,532,555    1,990,374             793         584         16,790       123,501
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      709,346      846,233       9,453,883  10,292,623        824,107       812,085
   Transfers between funds including
    guaranteed interest account, net............     (214,787)    (314,601)     (2,017,313)   (423,555)      (337,171)     (207,297)
   Transfers for contract benefits and
    terminations................................   (1,844,558)    (448,101)     (3,695,204) (3,430,779)      (180,194)     (125,126)
   Contract maintenance charges.................     (102,043)     (64,992)       (180,058)   (137,467)       (21,730)      (21,678)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   (1,452,042)      18,539       3,561,308   6,300,822        285,012       457,984
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............       80,513    2,008,913       3,562,101   6,301,406        301,802       581,485
NET ASSETS--BEGINNING OF PERIOD.................    7,526,004    5,517,091       6,398,094      96,688      1,855,131     1,273,646
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $ 7,606,517   $7,526,004     $ 9,960,195  $6,398,094     $2,156,933    $1,855,131
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-63

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                        EQ/QUALITY                  EQ/SMALL              EQ/T. ROWE PRICE
                                                        BOND PLUS*               COMPANY INDEX*             GROWTH STOCK*
                                                 ------------------------- --------------------------- -----------------------
                                                     2010         2009          2010          2009         2010        2009
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $ 15,102   $  4,133      $   40,273    $   42,498     $  --       $  --
 Net realized gain (loss) on investments........       (153)   (21,616)       (277,870)     (375,210)       (2)         (3)
 Change in unrealized appreciation
   (depreciation) of investments................     (6,612)    31,384       1,181,405     1,101,629       209         386
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................      8,337     13,901         943,808       768,917       207         383
-------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........      5,626     12,571         597,301       623,011        --          --
   Transfers between funds including
    guaranteed interest account, net............         --    (47,197)         61,458      (247,120)       --          --
   Transfers for contract benefits and
    terminations................................       (149)  (108,559)       (474,436)     (315,557)       --          --
   Contract maintenance charges.................     (1,512)    (2,337)        (41,546)      (33,683)      (10)         (8)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      3,965   (145,522)        142,777        26,651       (10)         (8)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     12,302   (131,621)      1,086,585       795,568       197         375
NET ASSETS--BEGINNING OF PERIOD.................    126,123    257,744       3,593,047     2,797,479     1,277         902
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $138,425   $126,123      $4,679,632    $3,593,047     $1,474      $1,277
===============================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-64

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      EQ/WELLS FARGO
                                                         ADVANTAGE               MULTIMANAGER              MULTIMANAGER
                                                       OMEGA GROWTH*          MULTI-SECTOR BOND*         SMALL CAP VALUE*
                                                 ------------------------- ------------------------- ------------------------
                                                     2010         2009          2010         2009         2010        2009
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................   $     14     $    133      $  25,682    $ 20,908      $   132    $    679
 Net realized gain (loss) on investments........      3,202         (227)         6,419     (22,534)      (3,379)    (13,401)
 Change in unrealized appreciation
   (depreciation) of investments................     14,819       30,467          2,622      34,913       22,795      30,558
------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     18,035       30,373         34,723      33,287       19,548      17,836
------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........         --          411        242,653     235,403          641       1,572
   Transfers between funds including
    guaranteed interest account, net............         --           --        300,785     144,337        3,251      (3,738)
   Transfers for contract benefits and
    terminations................................       (171)        (900)       (99,947)    (35,171)        (109)    (13,592)
   Contract maintenance charges.................       (650)        (564)        (6,890)     (4,471)        (589)       (627)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................       (821)      (1,053)       436,601     340,098        3,194     (16,385)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     17,214       29,320        471,324     373,385       22,742       1,451
NET ASSETS--BEGINNING OF PERIOD.................    105,169       75,849        517,887     144,502       75,818      74,367
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................   $122,383     $105,169      $ 989,211    $517,887      $98,560    $ 75,818
==============================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-65

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        MULTIMANAGER                 TARGET 2015                 TARGET 2025
                                                        TECHNOLOGY*                  ALLOCATION*                 ALLOCATION*
                                                 -------------------------- ---------------------------- ---------------------------
                                                     2010           2009         2010           2009          2010           2009
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $       --    $       --    $   26,903     $   50,017    $   25,219    $   43,098
 Net realized gain (loss) on investments........      28,307       (19,054)        2,889         (4,582)      (51,908)     (126,606)
 Change in unrealized appreciation
   (depreciation) of investments................     476,775     1,031,769       160,211        184,656       229,773       293,215
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................     505,082     1,012,715       190,003        230,091       203,084       209,707
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........     467,640       451,500       441,264        406,370       586,880       400,073
   Transfers between funds including
    guaranteed interest account, net............     (76,677)      265,029        33,376         12,290       168,207       (83,104)
   Transfers for contract benefits and
    terminations................................    (261,042)     (241,860)      (28,286)       (11,738)     (123,666)      (70,690)
   Contract maintenance charges.................     (31,060)      (24,419)      (17,124)       (11,463)      (16,952)      (10,201)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................      98,861       450,250       429,230        395,459       614,469       236,078
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     603,943     1,462,965       619,233        625,550       817,553       445,785
NET ASSETS--BEGINNING OF PERIOD.................   2,926,837     1,463,872     1,413,336        787,786     1,246,139       800,354
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $3,530,780    $2,926,837    $2,032,569     $1,413,336    $2,063,692    $1,246,139
====================================================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-66

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        TARGET 2035              TARGET 2045
                                                        ALLOCATION*              ALLOCATION*
                                                 ------------------------  -----------------------
                                                     2010         2009         2010        2009
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................  $  4,606     $  7,905     $  3,363    $  7,671
 Net realized gain (loss) on investments........   (11,548)     (10,759)       2,989      (9,118)
 Change in unrealized appreciation
   (depreciation) of investments................    53,131       49,733       29,458      51,198
---------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets from
 operations.....................................    46,189       46,879       35,810      49,751
---------------------------------------------------------------------------------------------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners........   143,772      114,876      130,299     130,956
   Transfers between funds including
    guaranteed interest account, net............    45,500        3,102       (6,224)     (1,923)
   Transfers for contract benefits and
    terminations................................   (66,616)     (19,394)     (62,501)    (17,813)
   Contract maintenance charges.................    (3,599)      (1,997)      (2,984)     (1,966)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 contractowners transactions....................   119,057       96,587       58,590     109,254
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   165,246      143,466       94,400     159,005
NET ASSETS--BEGINNING OF PERIOD.................   238,403       94,937      230,963      71,958
---------------------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.......................  $403,649     $238,403     $325,363    $230,963
===================================================================================================

* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

The accompanying notes are an integral part of these financial statements.

                                     FSA-67

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010
--------------------------------------------------------------------------------

1. Organization

Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, "the Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. These financial statements reflect the financial position and results of operations for each of the Separate Account Nos. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity Contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by contractowners of group annuity Contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

Separate Account No. 66 consists of 38 Variable Investment Options. The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "The Trusts"). The Trusts are open-end management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. These financial statements and notes are those of the Account.

On May 1, 2010, AXA Equitable approved a plan to liquidate Separate Account No. 13 which served as an investment option for various retirement plans. Effective July 1, 2010, the account ceased its operations and is no longer engaged in business activities.

The Contractowners invest in Separate Account Nos. 10, 4, 3 and 66 under the following respective names:

     RIA                   POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 10    The AllianceBernstein Balanced Fund          EQ/Large Cap Growth Index
Separate Account No. 4     The AllianceBernstein Common Stock Fund      EQ/Large Cap Growth PLUS
Separate Account No. 3     The AllianceBernstein Mid Cap Growth Fund    EQ/Large Cap Value PLUS
Separate Account No. 66:   EQ ADVISORS TRUST*                           EQ/Mid Cap Index
                           ------------------                           EQ/Mid Cap Value PLUS
                           EQ/AllianceBernstein International           EQ/Money Market
                           EQ/AllianceBernstein Small Cap Growth        EQ/Quality Bond PLUS
                           EQ/BlackRock Basic Value Equity              EQ/T. Rowe Price Growth Stock
                           EQ/BlackRock International Value             EQ/Wells Fargo Advantage Omega
                           EQ/Calvert Socially Responsible                Growth(1)
                           EQ/Capital Guardian Growth                   AXA PREMIER VIP TRUST*
                           EQ/Capital Guardian Research                 ----------------------
                           EQ/Equity 500 Index                          Multimanager Multi-Sector Bond
                           EQ/Equity Growth PLUS                        Multimanager Small Cap Value
                           EQ/Global Multi-Sector Equity                Multimanager Technology
                           EQ/Intermediate Government Bond Index
                           EQ/International Core PLUS
                           EQ/JPMorgan Value Opportunities
                           EQ/Large Cap Core PLUS

                                     FSA-68

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

1. Organization (Concluded)

        MRP                POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 10    The AllianceBernstein Balanced Fund
Separate Account No. 4     The AllianceBernstein Growth Equity Fund
Separate Account No. 3     The AllianceBernstein Mid Cap Growth Fund
Separate Account No. 66:   EQ ADVISORS TRUST*                         AXA PREMIER VIP TRUST*
                           ------------------                         ----------------------
                           EQ/AllianceBernstein International         AXA Aggressive Allocation
                           EQ/Calvert Socially Responsible            AXA Conservative Allocation
                           EQ/Capital Guardian Research               AXA Conservative-Plus Allocation
                           EQ/Equity 500 Index                        AXA Moderate Allocation
                           EQ/GAMCO Small Company Value               AXA Moderate-Plus Allocation
                           EQ/Global Multi-Sector Equity              Multimanager Multi-Sector
                           EQ/Intermediate Government                  Bond
                            Bond Index                                Multimanager Technology
                           EQ/International Core PLUS                 Target 2015 Allocation
                           EQ/Large Cap Growth PLUS                   Target 2025 Allocation
                           EQ/Large Cap Value PLUS                    Target 2035 Allocation
                           EQ/Mid Cap Value PLUS                      Target 2045 Allocation
                           EQ/Money Market
                           EQ/PIMCO Ultra Short Bond
                           EQ/Small Company Index
        EPP                POOLED SEPARATE ACCOUNT FUNDS**
                           -------------------------------
Separate Account No. 10    The AllianceBernstein Balanced Fund
Separate Account No. 4     The AllianceBernstein Common Stock Fund
    Institutional          POOLED SEPARATE ACCOUNT FUNDS**
Separate Account No. 10    -------------------------------
Separate Account No. 4     Balanced Account
Separate Account No. 3     Growth Stock Account
                           Mid Cap Growth Stock Account

-----------
(1) Formerly known as EQ/Evergreen Omega

* An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

**  As defined in the respective Prospectus of the Plans.

Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. The excess of assets over reserves and other contract liabilities, if any, in Separate Account Nos. 4 and 66 may be transferred to AXA Equitable's General Account. AXA Equitable's General Account is subject to creditor rights.

The amount retained by AXA Equitable in Separate Account Nos. 4 and 66 arises principally from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for

                                     FSA-69

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

1. Organization (Concluded)

   expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Accounts.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Investment securities for Separate Account Nos. 10, 4 and 3 are valued as follows:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price.

   Foreign securities not traded directly, or in American Depositary Receipt
   (ADR) form in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   Futures and forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted bid prices.

   Long-term (i.e., maturing in more than a year) publicly traded corporate bonds are valued at bid prices obtained from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances where AXA Equitable and AllianceBernstein L.P. ("Alliance") deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

   Investments in units of other Separate Accounts are valued at net unit value thereof.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Short-term debt securities purchased directly by the Funds, that mature in 60 days or less, are valued at amortized cost that approximates fair value. Short-term debt securities, that mature in more than 60 days are valued at representative quoted prices.

   Investment Transactions:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is

                                     FSA-70

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

2. Significant Accounting Policies (Continued)

   adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Account Nos. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings. Separate Account No. 4 does not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions. During the year and at December 31, 2010, Separate Account No. 10 had no outstanding forward currency contracts to buy/sell foreign currencies. For the year ended December 31, 2010, the average monthly original value of futures contracts held in Separate Account No. 4 was $304,730.

                                     FSA-71

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

2. Significant Accounting Policies (Continued)

   Market and Credit Risk:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Separate Accounts' futures transactions. Forward contracts are entered into directly with counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   Contracts in Payout:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   Other assets and liabilities:

   Amounts due to/from the General Account or receivable/payable for policy related transactions represent receivables/payables for policy related transactions predominately related to premiums, surrenders and death benefits.

   Contract Payments and Withdrawals:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account). The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   Foreign Taxes:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   Investments in Separate Account No. 66 are valued as follows:

   Investments:

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the

                                     FSA-72

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
December 31, 2010
--------------------------------------------------------------------------------

2. Significant Accounting Policies (Concluded)

   Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes for Separate Account Nos. 10, 4, 3 and 66:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires

                                     FSA-73

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

3. Fair Value Disclosures (Continued)

   an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1-Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2-Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3-Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                          Fair Value Measurements at December 31, 2010

                                                             LEVEL 1
                                          --------------------------------------------
                                              Separate       Separate       Separate
                                              Account        Account        Account
                                               No. 10         No. 4          No. 3
ASSETS
Investments:
Fixed Maturities,
  Corporate...............................  $        --    $        --    $        --
  U.S. Treasury, government and
   agency.................................           --             --             --
  States and political subdivision........           --             --             --
  Foreign governments.....................           --             --             --
  Commercial mortgage-backed..............           --             --             --
  Residential mortgage-backed.............           --             --             --
  Asset-backed............................           --             --             --
                                            -----------    -----------    -----------
    SUBTOTAL..............................           --             --             --
                                            -----------    -----------    -----------
  Other equity investments*...............   25,202,070     74,094,883     24,530,894
  Short term..............................    1,468,188        322,281        280,593
                                            -----------    -----------    -----------
    TOTAL LEVEL 1.........................  $26,670,258    $74,417,164    $24,811,487
                                            ===========    ===========    ===========

* See Portfolio of Investments for the classification of other equity investments.

                                     FSA-74

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

3. Fair Value Disclosures (Continued)

                                                        LEVEL 2
                                           ----------------------------------
                                             Separate    Separate   Separate
                                              Account     Account    Account
                                               No. 10      No. 4      No. 3
ASSETS
Investments:
Fixed Maturities,
  Corporate...............................  $ 6,774,206     $--        $--
  U.S. Treasury, government and
   agency.................................    3,737,205      --         --
  States and political subdivision........       41,736      --         --
  Foreign governments.....................      536,843      --         --
  Commercial mortgage-backed..............    1,031,479      --         --
  Residential mortgage-backed.............    2,451,236      --         --
  Asset-backed............................           --      --         --
                                            -----------     ---        ---
    SUBTOTAL..............................  $14,572,705      --         --
                                            -----------     ---        ---
  Other equity investments*...............           --      --         --
  Short term..............................           --      --         --
                                            -----------     ---        ---
    TOTAL LEVEL 2.........................  $14,572,705     $--        $--
                                            ===========     ===        ===

                                                             LEVEL 3
                                           --------------------------------------------
                                              Separate       Separate       Separate
                                               Account        Account        Account
                                               No. 10          No. 4          No. 3
ASSETS
Investments:
Fixed Maturities,
  Corporate...............................  $        --    $        --    $        --
  U.S. Treasury, government and
   agency.................................           --             --             --
  States and political subdivision........           --             --             --
  Foreign governments.....................           --             --             --
  Commercial mortgage-backed..............      302,350             --             --
  Residential mortgage-backed.............           --             --             --
  Asset-backed............................      186,759             --             --
                                            -----------    -----------    -----------
    SUBTOTAL..............................      489,109             --             --
                                            -----------    -----------    -----------
  Other equity investments*...............           --             --             --
  Short term..............................           --             --             --
                                            -----------    -----------    -----------
    TOTAL LEVEL 3.........................  $   489,109    $        --    $        --
                                            -----------    -----------    -----------
  TOTAL ASSETS............................  $41,732,072    $74,417,164    $24,811,487
                                            ===========    ===========    ===========

There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2010.


* See Portfolio of Investments for the classification of other equity investments.

                                     FSA-75

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

3. Fair Value Disclosures (Concluded)

   The table below presents a reconciliation for all Level 3 Assets at December 31, 2010:

                                                                        LEVEL 3 INSTRUMENTS
                                                                      FAIR VALUE MEASUREMENTS
                                                                      SEPARATE ACCOUNT NO. 10
                                           ------------------------------------------------------------------------------
                                                                      COMMERCIAL                  OTHER
                                                          FOREIGN      MORTGAGE      ASSET       EQUITY         TOTAL
                                            CORPORATE  GOVERNMENTS      BACKED       BACKED   INVESTMENTS*    INVESTMENTS
                                           ----------- ------------- ------------ ----------- -------------- ------------
BALANCE, DECEMBER 31, 2009................   $26,390     $  4,163      $383,176     $173,176     $   --         $586,905
  Total gains (losses) realized and
   unrealized, included in:
  Earnings as:
    Net amortization/accretion............        --           --           886          175         --            1,061
    Investment (losses) gains, net........        --           --       (56,260)          --       (666)         (56,926)
                                             -------     --------      --------     --------     ------         --------
    SUBTOTAL..............................        --           --       (55,374)         175       (666)         (55,865)
                                             -------     --------      --------     --------     ------         --------
    Change in unrealized
     gain/(loss)..........................        --           --       236,869       39,097         14          275,980
    Purchases.............................        --           --       (36,926)      36,926      1,361            1,361
    Sales.................................        --           --      (295,062)     (62,615)      (709)        (358,386)
    Transfers into Level 3(1)(2)..........        --           --        69,667           --         --           69,667
    Transfers out of Level 3(1)(2)........   (26,390)      (4,163)           --           --         --          (30,553)
                                             -------     --------      --------     --------     ------         --------
BALANCE, DECEMBER 31, 2010................   $    --     $     --      $302,350     $186,759     $   --         $489,109
                                             =======     ========      ========     ========     ======         ========

* See Portfolio of Investments for the classification of other equity investments.

(1) Transfers into, and out of, Level 3 classification are reflected at beginning-of-period fair values.

(2) Transfers out of Level 3 and into Level 2 and out of Level 2 into Level 3 are principally due to a decline or increase in market activity (e.g. frequency of trades), which result in a lack of or increase in available market inputs to determine price.

The table below details the changes in unrealized gains for 2010 by category for Level 3 assets still held at December 31, 2010:

                                                       SEPARATE ACCOUNT
                                                            NO. 10
                                                      -----------------
LEVEL 3 INSTRUMENTS STILL HELD AT DECEMBER 31, 2010
Change in unrealized gains or losses
 Fixed maturities:
  Corporate..........................................      $    --
  U.S. Treasury, government and agency...............           --
  States and political subdividion...................           --
  Foreign governments................................           --
  Commerical mortgage-backed.........................       39,866
  Residential mortgage-backed........................           --
  Asset-backed.......................................       39,030
                                                           -------
    TOTAL............................................      $78,896
                                                           =======

For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1.

                                     FSA-76

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

4. Purchases and Sales on Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows for Separate Account No. 66:

                                                 PURCHASES        SALES
                                                -----------    -----------
AXA Aggressive Allocation....................    $ 734,995      $ 131,108
AXA Conservative Allocation..................      502,918        256,338
AXA Conservative-Plus Allocation.............      302,431        209,108
AXA Moderate Allocation......................    4,872,131      1,452,864
AXA Moderate-Plus Allocation.................    1,147,263        183,263
EQ/AllianceBernstein International...........    1,364,469      2,283,161
EQ/AllianceBernstein Small Cap Growth........       53,939         57,524
EQ/BlackRock Basic Value Equity..............        8,802         70,281
EQ/BlackRock International Value.............        1,307          7,778
EQ/Calvert Socially Responsible..............      349,104        188,298
EQ/Capital Guardian Growth...................          339            881
EQ/Capital Guardian Research.................      561,816      1,227,736
EQ/Equity 500 Index..........................    2,058,259      2,630,046
EQ/Equity Growth PLUS........................        3,493          1,218
EQ/GAMCO Small Company Value.................    1,398,894        599,286
EQ/Global Multi-Sector Equity................      698,504        966,233
EQ/Intermediate Government Bond Index........    1,129,089      1,169,309
EQ/International Core PLUS...................      770,276      1,225,846
EQ/JPMorgan Value Opportunities..............          539            411
EQ/Large Cap Core PLUS.......................        9,676            938
EQ/Large Cap Growth Index....................       17,112         76,185
EQ/Large Cap Growth PLUS.....................      692,578        868,110
EQ/Large Cap Value PLUS......................    1,184,926      1,692,831
EQ/Mid Cap Index.............................        5,810            306
EQ/Mid Cap Value PLUS........................      834,633      2,213,677
EQ/Money Market..............................    9,918,812      6,357,350
EQ/PIMCO Ultra Short Bond....................      893,812        601,564
EQ/Quality Bond PLUS.........................       20,796          1,731
EQ/Small Company Index.......................      876,341        693,290
EQ/T. Rowe Price Growth Stock................           --              9
EQ/Wells Fargo Advantage Omega Growth........        3,215            821
Multimanager Multi-Sector Bond...............      632,822        170,540
Multimanager Small Cap Value.................       15,340         12,015
Multimanager Technology......................      764,541        665,679
Target 2015 Allocation.......................      491,017         24,195
Target 2025 Allocation.......................      884,154        241,386
Target 2035 Allocation.......................      187,480         62,756
Target 2045 Allocation.......................      140,250         76,780

Investment Security Transactions

For the year ended December 31, 2010, investment security transactions, excluding short-term debt securities, were as follows for Separate Account Nos. 10, 4 and 3:

                                     FSA-77

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

4. Purchases and Sales on Investments (Concluded)

                                             PURCHASES                            SALES
                                  --------------------------------   -------------------------------
                                                         U.S.                               U.S.
                                      STOCKS AND      GOVERNMENT         STOCKS AND      GOVERNMENT
              FUND                 DEBT SECURITIES   AND AGENCIES     DEBT SECURITIES   AND AGENCIES
-------------------------------   ----------------- --------------   ----------------- -------------
Separate Account No. 10........      $22,948,286      $9,087,651        $23,668,486      $9,343,787
Separate Account No. 4.........       21,944,196              --         33,403,702              --
Separate Account No. 3.........       32,854,011              --         35,052,895              --

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by The Trusts. The Rule 12b-1 Plans provide that The Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares.

   AXA Equitable serves as investment manager of The Trusts and as such receives management fees for services performed in its capacity as investment manager of The Trusts. AXA Equitable oversees the activities of the investment advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisors. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.07% to a high of 1.19% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of The Trusts, pays expenses for providing investment advisory services to the Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the EQ/AllianceBernstein Portfolios; EQ/Equity 500 Index and Separate Accounts Nos. 10, 4 and 3; as well as a portion of AXA Premier VIP High Yield and EQ/Money Market. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC (AXA Advisors) is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

                                     FSA-78

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

5. Related Party Transactions (Concluded)

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

6. Asset Charges

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   RIA

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   Investment Management Fee:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. Prior to February 17, 2009, the effective annual rate for AllianceBernstein Common Stock Fund was 0.50%. The disclosure of the effective rate in these financial statements has been revised from the previously issued financial statements to reflect this change.

   Administrative Fees:

   Contracts investing in the Funds are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) by a direct payment. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn and is deducted as a liquidation of fund units.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.


                                     FSA-79

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

6. Asset Charges (Continued)

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Account Nos. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Funds paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Funds. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

   o Program Expense Charge--Effective January 1, 2009, AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

   Prior to January 1, 2009, the Program expense charge was assessed as a daily charge at an annual rate of 1.00% of the net assets of the Separate Accounts and was reflected as a reduction of unit value.

   o Investment Management Fees--An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. Prior to February 17, 2009, the effective annual rate for AllianceBernstein Growth Equity Fund was 0.50%. The disclosure of the effective rate in these financial statements has been revised from the previously issued financial statements to reflect this change.

   o Direct Operating and Other Expenses--In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports.

   o A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   The December 31, 2009 statement of operations incorrectly included other operating expense charges relating to MRP units that should have been presented in the statement of changes in net assets as deductions from net assets for administrative fees. The amounts shown incorrectly were $266,831, $255,396 and $142,737 for Separate Accounts 10, 4, and 3, respectively. The net investment income (loss) and the decrease in net assets from contractowner transactions for administrative fees appearing in the accompanying statement of changes in net assets for the year ended December 31, 2009 have been revised accordingly. This error had no effect on expense ratios, unit values, or total returns shown in note 8.

                                     FSA-80

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

6. Asset Charges (Continued)

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a direct payment. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   Investment Management Fee:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value. Prior to February 17, 2009, the effective annual rate for AllianceBernstein Common Stock Fund was 0.25%.

   Administrative Fees:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

       FOR TERMINATION OCCURRING IN:              WITHDRAWAL CHARGE:
      ------------------------------             -------------------
     Years 1 and 2....................        3% of all Master Trust assets
     Years 3 and 4....................        2% of all Master Trust assets
     Year 5...........................        1% of all Master Trust assets
     After Year 5.....................        No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Account Nos. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   Asset Management Fees

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts. The fees are calculated for each client in accordance with the

                                     FSA-81

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

6. Asset Charges (Concluded)

   schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST      ANNUAL RATE
   ---------------------------------    -------------
   Minimum Fee......................        $5,000
   First $2 million ................      0.85 of 1%
   Next $3 million .................      0.60 of 1%
   Next $5 million .................      0.40 of 1%
   Next $15 million ................      0.30 of 1%
   Next $75 million ................      0.25 of 1%
   Excess over $100 million ........      0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%. Prior to February 17, 2009, an effective annual rate for the Growth Stock Account was calculated in accordance with schedule set forth above. The disclosure of the effective rate in these financial statements has been revised from the previously issued financial statements to reflect this change.

   Asset management fees are paid to AXA Equitable.

   Administrative Fees

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. Certain of these client contracts provide for administrative fees to be paid through a liquidation of units from Separate Account No. 2A. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   Operating and Expense Charges

   In addition to the charges and fees mentioned above, the Separate Account Nos. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

7. Changes in Units Outstanding

   Accumulation units issued and redeemed during the year ended December 31, were (in thousands):

                                     FSA-82

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

7. Changes in Units Outstanding (Continued)

   SEPARATE ACCOUNT NOS. 10, 4 AND 3:
   ---------------------------------

                                                      ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                                        BALANCED FUND     COMMON STOCK FUND  MID CAP GROWTH FUND
                                                      ------------------ ------------------- -------------------
                                                         2010     2009      2010      2009      2010      2009
                                                      --------- -------- --------- --------- --------- ---------
RIA
Issued .............................................      --        2        --        --        --         1
Redeemed ...........................................      (4)     (17)       (1)       (2)       (2)       (3)
                                                      --------- -------- --------- --------- --------- ---------
Net Increase (Decrease) ............................      (4)     (15)       (1)       (2)       (2)       (2)
                                                      ========= ======== ========= ========= ========= =========

                                                                                              ALLIANCEBERNSTEIN
                                                       ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN   MID CAP GROWTH
                                                         BALANCED FUND    GROWTH EQUITY FUND        FUND
                                                      ------------------- ------------------- -----------------
                                                         2010      2009     2010      2009      2010     2009
                                                      --------- --------- -------- ---------- -------- --------
MRP
Issued...............................................      66       102       23       20         55       44
Redeemed.............................................    (104)     (128)     (33)     (23)       (49)     (61)
                                                      --------- --------- -------- ---------- -------- --------
Net Increase (Decrease)..............................     (38)      (26)     (10)      (3)         6      (17)
                                                      ========= ========= ======== ========== ======== ========

                                                      ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN
                                                        BALANCED FUND          COMMON STOCK FUND
                                                      -----------------        -----------------
                                                        2010     2009             2010     2009
                                                      --------  -------        --------  -------
EPP
Issued...............................................    --       --               --      --
Redeemed.............................................    --       --               --        (1)
                                                      --------  -------        --------  -------
Net Increase (Decrease)..............................    --       --               --        (1)
                                                      ========  =======        ========  =======

                                                       STRATEGIC
                                                        BALANCED                          MID CAP
                                                       MANAGEMENT      GROWTH STOCK        GROWTH
                                                         ACCOUNT          ACCOUNT       STOCK ACCOUNT
                                                      -------------   ----------------  -------------
                                                       2010   2009     2010     2009     2010   2009
                                                      ------ ------   ------   ------   ------ ------
INSTITUTIONAL
Issued...............................................   --     --        --       --      --     --
Redeemed.............................................   --     --        (1)      (2)     --     --
                                                      ------ ------   ------   ------   ------ ------
Net Increase (Decrease)..............................   --     --        (1)      (2)     --     --
                                                      ====== ======   ======   ======   ====== ======

                                     FSA-83

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

7. Changes in Units Outstanding (Continued)

   SEPARATE ACCOUNT NO. 66:
   -----------------------

                                                             AXA                AXA                AXA                 AXA
                                                          AGGRESSIVE        CONSERVATIVE      CONSERVATIVE-         MODERATE
                                                          ALLOCATION         ALLOCATION      PLUS ALLOCATION       ALLOCATION
                                                      ------------------ ------------------ ------------------ -------------------
                                                        2010      2009     2010      2009     2010      2009      2010      2009
                                                      -------- --------- -------- --------- -------- --------- --------- ---------
RIA
Net Issued..                                              --        --       --        --       --        --        --        --
Net Redeemed.........................................     --        --       --        --       --        --        --        --
                                                      ----------------------------------------------------------------------------
Net Increase (Decreased).............................     --        --       --        --       --        --        --        --
                                                      ----------------------------------------------------------------------------
MRP
Net Issued...........................................     82       123       42        37       28        18       481       555
Net Redeemed.........................................    (17)     (472)     (25)     (230)     (22)     (299)     (155)     (846)
                                                      ----------------------------------------------------------------------------
Net Increase (Decreased).............................     65      (349)      17      (193)       6      (281)      326      (291)
                                                      ----------------------------------------------------------------------------

                                                                                                     EQ/ALLIANCE-
                                                             AXA               EQ/ALLIANCE-           BERNSTEIN      EQ/BLACKROCK
                                                        MODERATE-PLUS            BERNSTEIN            SMALL CAP       BASIC VALUE
                                                          ALLOCATION           INTERNATIONAL            GROWTH          EQUITY
                                                      ------------------ ------------------------- ---------------- ---------------
                                                        2010      2009       2010         2009      2010     2009      2010    2009
                                                      -------- --------- ----------- ------------- ------ --------- --------- -----
RIA
Net Issued...........................................     --        --        --             1     --        --        --     --
Net Redeemed.........................................     --        --        (1)           (2)    --          (1)       (1)  --
                                                      -----------------------------------------------------------------------------
Net Increase (Decreased).............................     --        --        (1)           (1)    --          (1)       (1)  --
                                                      -----------------------------------------------------------------------------
MRP
Net Issued...........................................    130        83        61            80     --        --        --     --
Net Redeemed.........................................    (21)     (157)     (126)       (1,038)    --        --        --     --
                                                      -----------------------------------------------------------------------------
Net Increase (Decreased).............................    109       (74)      (65)         (958)    --        --        --     --
                                                      -----------------------------------------------------------------------------

                                                      EQ/BLACKROCK       EQ/CALVERT       EQ/CAPITAL        EQ/CAPITAL
                                                      INTERNATIONAL       SOCIALLY         GUARDIAN          GUARDIAN
                                                          VALUE         RESPONSIBLE         GROWTH           RESEARCH
                                                      ------------- -------------------- ------------- ------------------
                                                       2010   2009     2010     2009     2010   2009    2010       2009
                                                      ------ ------  -------- ------- ------ ------ -------- -----------
RIA
Net Issued...........................................   --      1       --        --      --     --       --          --
Net Redeemed.........................................   --     --       --        --      --     --       --          --
                                                      -------------------------------------------------------------------
Net Increase (Decreased).............................   --      1       --        --      --     --       --          --
                                                      -------------------------------------------------------------------
MRP
Net Issued...........................................   --     --       51        66      --     --       35          48
Net Redeemed.........................................   --     --      (28)   (1,231)     --     --      (81)     (5,171)
                                                      -------------------------------------------------------------------
Net Increase (Decreased).............................   --     --       23    (1,165)     --     --      (46)     (5,123)
                                                      -------------------------------------------------------------------

                                     FSA-84

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

7. Changes in Units Outstanding (Continued)

                                                                                                                       EQ/GLOBAL
                                                              EQ/EQUITY           EQ/EQUITY      EQ/GAMCO SMALL       MULTI-SECTOR
                                                              500 INDEX          GROWTH PLUS     COMPANY VALUE           EQUITY
                                                      ------------------------  -------------  ------------------  -----------------
                                                          2010         2009      2010   2009      2010    2009       2010     2009
                                                      ----------- ------------  ------ ------  --------  -------   -------  --------
RIA
Net Issued...........................................      --             1       --     --        --       --        --         --
Net Redeemed.........................................      (1)           (3)      --     --        --       --        --         --
                                                      ------------------------------------------------------------------------------
Net Increase (Decreased).............................      (1)           (2)      --     --        --       --        --         --
                                                      ------------------------------------------------------------------------------
MRP
Net Issued...........................................     217           356       --     --       107       64        62         79
Net Redeemed.........................................    (287)       (4,745)      --     --       (46)    (586)      (81)    (2,504)
                                                      ------------------------------------------------------------------------------
Net Increase (Decreased).............................     (70)       (4,389)      --     --        61     (522)      (19)    (2,425)
                                                      ------------------------------------------------------------------------------

                                                          EQ/INTERMEDIATE                           EQ/JPMORGAN
                                                            GOVERNMENT          EQ/INTERNATIONAL        VALUE       EQ/LARGE CAP
                                                            BOND INDEX              CORE PLUS       OPPORTUNITIES    CORE PLUS
                                                      ----------------------- --------------------- -------------   ------------
                                                          2010        2009       2010       2009     2010   2009     2010   2009
                                                      ----------- ----------- --------- ----------- ------ ------   ------ -----
RIA
Net Issued...........................................      --            --        --          --     --     --       --     --
Net Redeemed.........................................      --            --        --          --     --     --       --     --
                                                      --------------------------------------------------------------------------
Net Increase (Decreased).............................      --            --        --          --     --     --       --     --
                                                      --------------------------------------------------------------------------
MRP
Net Issued...........................................      95            80        60          68     --     --       --     --
Net Redeemed.........................................    (100)       (2,861)     (108)     (2,929)    --     --       --     --
                                                      --------------------------------------------------------------------------
Net Increase (Decreased).............................      (5)       (2,781)      (48)     (2,861)    --     --       --     --
                                                      --------------------------------------------------------------------------


                                                          EQ/LARGE             EQ/LARGE
                                                         CAP GROWTH           CAP GROWTH              EQ/LARGE             EQ/MID
                                                           INDEX                 PLUS              CAP VALUE PLUS        CAP INDEX
                                                      ---------------- ----------------------- ------------------------ ------------
                                                         2010    2009      2010         2009      2010         2009      2010   2009
                                                      --------- ------ ----------- ----------- ---------- ------------- ------ -----
RIA
Net Issued .........................................     --       --         --           --        1             1       --     --
Net Redeemed .......................................     (1)      --         (2)          (1)      (3)           (5)      --     --
                                                      ------------------------------------------------------------------------------
Net Increase (Decreased) ...........................     (1)      --         (2)          (1)      (2)           (4)      --     --
                                                      ------------------------------------------------------------------------------
MRP
Net Issued .........................................     --       --        126          160       98           108       --     --
Net Redeemed .......................................     --       --       (112)      (2,198)    (140)       (5,635)      --     --
                                                      ------------------------------------------------------------------------------
Net Increase (Decreased) ...........................     --       --         14       (2,038)     (42)       (5,527)      --     --
                                                      ------------------------------------------------------------------------------

                                     FSA-85

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

7. Changes in Units Outstanding (Continued)

                                                           EQ/MID CAP               EQ/MONEY         EQ/PIMCO ULTRA     EQ/QUALITY
                                                           VALUE PLUS                MARKET            SHORT BOND        BOND PLUS
                                                     ----------------------- --------------------- ------------------ --------------
                                                         2010        2009       2010       2009      2010      2009    2010    2009
                                                     ----------- ----------- --------- ----------- -------- --------- ------ -------
RIA
Net Issued .........................................       --           --       --           2       --         --     --      --
Net Redeemed .......................................       (1)          --       --          (2)      --         --     --      (1)
                                                     ------------------------------------------------------------------------------
Net Increase (Decreased) ...........................       (1)          --       --          --       --         --     --      (1)
                                                     ------------------------------------------------------------------------------
MRP
Net Issued .........................................       55           69      987       1,020       76         90     --      --
Net Redeemed .......................................     (157)      (5,733)    (631)       (396)     (51)      (773)    --      --
                                                     ------------------------------------------------------------------------------
Net Increase (Decreased) ...........................     (102)      (5,664)     356         624       25       (683)    --      --
                                                     ------------------------------------------------------------------------------

                                                                                           EQ/WELLS
                                                                            EQ/T. ROWE       FARGO       MULTIMANAGER
                                                            EQ/SMALL           PRICE       ADVANTAGE     MULTI-SECTOR
                                                         COMPANY INDEX     GROWTH STOCK  OMEGA GROWTH        BOND
                                                      -------------------- ------------- ------------- -----------------
                                                        2010       2009     2010   2009   2010   2009    2010     2009
                                                      -------- ----------- ------ ------ ------ ------ -------- --------
RIA
Net Issued...........................................     --          --   --     --     --     --         --       --
Net Redeemed.........................................     --          --   --     --     --     --         --       --
                                                      ------------------------------------------------------------------
Net Increase (Decreased).............................     --          --   --     --     --     --         --       --
                                                      ------------------------------------------------------------------
MRP
Net Issued...........................................     61          55   --     --     --     --         67       70
Net Redeemed.........................................    (51)     (3,020)  --     --     --     --        (17)     (23)
                                                      ------------------------------------------------------------------
Net Increase (Decreased).............................     10      (2,965)  --     --     --     --         50       47
                                                      ------------------------------------------------------------------

                                                      MULTIMANAGER
                                                        SMALL CAP       MULTIMANAGER         TARGET 2015        TARGET 2025
                                                          VALUE          TECHNOLOGY          ALLOCATION          ALLOCATION
                                                      ------------- -------------------- ------------------- ------------------
                                                       2010   2009    2010       2009       2010      2009     2010      2009
                                                      ------ ------ -------- ----------- --------- --------- -------- ---------
RIA
Net Issued...........................................   --     --      --          --        --         --       --        --
Net Redeemed.........................................   --     --      --          --        --         --       --        --
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................   --     --      --          --        --         --       --        --
                                                      -------------------------------------------------------------------------
MRP
Net Issued...........................................   --     --      59          74        53         57      103        65
Net Redeemed.........................................   --     --     (47)     (1,715)       (3)      (343)     (28)     (205)
                                                      -------------------------------------------------------------------------
Net Increase (Decreased).............................   --     --      12      (1,641)       50       (286)      75      (140)
                                                      -------------------------------------------------------------------------

                                                       TARGET 2035  TARGET 2045
                                                       ALLOCATION    ALLOCATION
                                                      ------------- ------------
                                                       2010   2009   2010   2009
                                                      ------ ------ ------ -----
RIA
Net Issued...........................................   --     --     --     --
Net Redeemed.........................................   --     --     --     --
                                                      --------------------------
Net Increase (Decreased).............................   --     --     --     --
                                                      --------------------------

                                     FSA-86

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

7. Changes in Units Outstanding (Concluded)

MRP
Net Issued .....................        23         18         17         22
Net Redeemed ...................        (8)       (53)       (10)       (45)
                                     ----------------------------------------
Net Increase (Decreased) .......        15        (35)         7        (23)
                                     ----------------------------------------

8. Accumulation Unit Values

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts Nos. 10, 4, 3 and 66 for the periods indicated.

                                                       YEARS ENDED DECEMBER 31,
                                    ---------------------------------------------------------------
                                                     UNITS
                                        UNIT      OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                        VALUE        (000S)       (000S)       RETURN**    RATIO***
                                    ------------ ------------- ------------ ------------- ---------
SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
-------------------------------
    2010   RIA, 0.50% (g)              $210.35         19         $ 3,950         8.68%      0.61%
    2009   RIA, 0.50% (g)              $193.55         23         $ 4,521        24.01%      0.55%
    2008   RIA, 0.50% (g)              $156.08         33         $ 5,210       (29.69)%     0.63%
    2007   RIA, 0.50% (g)              $221.99         40         $ 8,924         5.05%      0.77%
    2006   RIA, 0.50% (g)              $211.32         47         $ 9,979        10.27%      0.87%

    2010   MRP, 0.50% (g)              $ 50.35        535         $26,962         8.68%      0.61%
    2009   MRP, 0.50% (g)(h)           $ 46.33        573         $26,557        24.04%      0.55%
    2008   MRP, 1.56% (g)              $ 37.35        599         $22,374       (30.44)%     1.69%
    2007   MRP, 1.53% (g)              $ 53.70        677         $36,357         3.99%      1.80%
    2006   MRP, 1.50% (g)              $ 51.64        692         $35,755         9.18%      1.87%

    2010   EPP, 0.25% (g)              $219.29          4         $   822         8.96%      0.36%
    2009   EPP, 0.25% (g)              $201.26          4         $   749        24.31%      0.30%
    2008   EPP, 0.25% (g)              $161.90          4         $   640       (29.51)%     0.38%
    2007   EPP, 0.25% (g)              $229.69          6         $ 1,431         5.32%      0.52%

                                     FSA-87

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                              YEARS ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                             UNITS
                                               UNIT       OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                               VALUE         (000S)       (000S)       RETURN**    RATIO***
                                          -------------- ------------- ------------ ------------- ---------
ALLIANCEBERNSTEIN BALANCED FUND (CONTINUED)
-------------------------------------------
  2006 EPP, 0.25% (g)                        $   218.09          9       $  1,921       10.54%       0.62%

STRATEGIC BALANCED MANAGEMENT ACCOUNT
-------------------------------------
  2010 Institutional                         $22,862.41        --        $  8,642        9.23%       0.11%
  2009 Institutional                         $20,931.14        --        $  7,870       24.63%       0.05%
  2008 Institutional (e)                     $16,794.82        --        $  6,298      (29.34)%      0.13%
  2007 Institutional                         $23,767.57        --        $  8,533        5.58%       0.27%
  2006 Institutional                         $22,510.85        --        $  8,059       10.82%       0.37%

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
-----------------------------------
  2010 RIA, 0.08% (g)                        $   823.87          5       $  3,925       16.90%       0.15%
  2009 RIA, 0.08% (f)(g)                     $   704.77          6       $  4,265       38.60%       0.27%
  2008 RIA, 0.50% (g)                        $   508.49          7       $  3,809      (42.23)%      0.51%
  2007 RIA, 0.50% (g)                        $   880.30         11       $ 10,082       13.46%       0.53%
  2006 RIA, 0.50% (g)                        $   775.88         15       $ 11,854       (0.58)%      0.52%

  2010 EPP, 0.08% (g)                        $   854.84          3       $  2,619       16.90%       0.15%
  2009 EPP, 0.08% (f)(g)                     $   731.27          3       $  2,303       38.64%       0.24%
  2008 EPP, 0.25% (g)                        $   527.45          4       $  2,341      (42.09)%      0.26%
  2007 EPP, 0.25% (g)                        $   910.82          5       $  4,999       13.74%       0.28%
  2006 EPP, 0.25% (g)                        $   800.76         12       $  9,730       (0.33)%      0.27%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
------------------------------------
  2010 MRP, 0.30% (g)                        $   323.88         90       $ 29,027       16.65%       0.37%
  2009 MRP, 0.30% (f)(g)                     $   277.66        100       $ 27,765       38.35%       0.48%
  2008 MRP, 1.56% (g)                        $   200.69        103       $ 20,675      (42.87)%      1.57%
  2007 MRP, 1.53% (g)                        $   351.25        111       $ 39,048       12.32%       1.56%
  2006 MRP, 1.50% (g)                        $   312.73        125       $ 39,076       (1.57)%      1.52%

GROWTH STOCK ACCOUNT
--------------------
  2010 Institutional                         $ 8,880.54          4       $ 38,080       16.99%       0.07%
  2009 Institutional                         $ 7,590.76          5       $ 41,954       38.78%       0.15%
  2008 Institutional                         $ 5,469.59          7       $ 38,789      (41.94)%      0.01%
  2007 Institutional                         $ 9,421.32         25       $236,767       14.03%       0.03%
  2006 Institutional                         $ 8,262.03         35       $288,072       (0.09)%      0.02%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
-------------------------------------
  2010 RIA, 0.50% (g)                        $   318.86          7       $  2,384       32.55%       0.52%
  2009 RIA, 0.50% (g)                        $   240.56          9       $  2,225       47.60%       0.73%
  2008 RIA, 0.50% (g)                        $   162.98         12       $  1,878      (45.26)%      0.58%
  2007 RIA, 0.50% (g)                        $   297.76         15       $  4,516       12.43%       0.54%
  2006 RIA, 0.50% (g)                        $   264.84         22       $  5,706        1.62%       0.57%

  2010 MRP, 0.65% (g)                        $    65.56        327       $ 21,443       32.36%       0.67%

                                     FSA-88

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                        YEARS ENDED DECEMBER 31,
                                    -----------------------------------------------------------------
                                                       UNITS
                                         UNIT       OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                         VALUE         (000S)       (000S)       RETURN**    RATIO***
                                    -------------- ------------- ------------ ------------- ---------
ALLIANCEBERNSTEIN MID CAP GROWTH FUND (CONTINUED)
-------------------------------------------------
    2009   MRP, 0.65% (g)(h)          $    49.53          321       $15,918       47.41%      0.88%
    2008   MRP, 1.72% (g)             $    33.60          338       $11,361      (45.95)%     1.80%
    2007   MRP, 1.68% (g)             $    62.17          353       $21,924       11.14%      1.72%
    2006   MRP, 1.66% (g)             $    55.94          387       $21,414        0.47%      1.73%

MID CAP GROWTH STOCK ACCOUNT
----------------------------
    2010   Institutional              $34,652.25           --       $   554       33.21%      0.02%
    2009   Institutional              $26,012.67           --       $ 2,497       48.34%      0.23%
    2008   Institutional              $17,535.26           --       $ 3,886      (44.98)%     0.08%
    2007   Institutional              $31,875.82            2       $63,879       13.01%      0.04%
    2006   Institutional              $28,206.63            2       $69,134        2.13%      0.07%

SEPARATE ACCOUNT NO. 66+
AXA AGGRESSIVE ALLOCATION
-------------------------
    2010   MRP*, 0.00% (g)            $     8.68          234       $ 2,031       13.17%      0.00%
    2009   MRP*, 0.00% (g)            $     7.67          169       $ 1,294       27.20%      0.00%
    2008   MRP*, 1.00% (g)            $     6.03           81       $   487      (39.82)%     1.00%
    2007   MRP*, 1.00% (g)            $    10.02           45       $   447        0.23%      1.00%
    2006   MRP*, 1.00% (g)                   --            --            --          --         --

AXA CONSERVATIVE ALLOCATION
---------------------------
    2010   MRP*, 0.00% (g)            $    10.66          104       $ 1,111        7.35%      0.00%
    2009   MRP*, 0.00% (g)            $     9.93           87       $   868        9.72%      0.00%
    2008   MRP*, 1.00% (g)            $     9.05           67       $   604      (11.88)%     1.00%
    2007   MRP*, 1.00% (g)            $    10.27           20       $   204        2.73%      1.00%
    2006   MRP*, 1.00% (g)                   --            --            --          --         --

AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------
    2010   MRP*, 0.00% (a)(g)         $    10.16           65       $   662        9.13%      0.00%
    2009   MRP*, 0.00% (a)(g)         $     9.31           59       $   545       14.37%      0.00%
    2008   MRP*, 1.00% (a)(g)         $     8.14           61       $   494      (20.27)%     1.00%
    2007   MRP*, 1.00% (a)(g)         $    10.21           26       $    60        2.08%      1.00%
    2006   MRP*, 1.00% (g)                   --            --            --          --         --

AXA Moderate Allocation
    2010   MRP*, 0.00% (a)(g)         $     9.77        1,066       $10,422        9.90%      0.00%
    2009   MRP*, 0.00% (a)(g)         $     8.89          740       $ 6,580       16.97%      0.00%
    2008   MRP*, 1.00% (a)(g)         $     7.60          284       $ 2,158      (25.27)%     1.00%
    2007   MRP*, 1.00% (a)(g)         $    10.17           24       $   249        1.69%      1.00%
    2006   MRP*, 1.00% (g)                   --            --            --          --         --

AXA Moderate-Plus Allocation
    2010   MRP*, 0.00% (a)(g)         $     9.26          190       $ 1,762       11.57%      0.00%
    2009   MRP*, 0.00% (a)(g)         $     8.30           81       $   676       21.88%      0.00%
    2008   MRP*, 1.00% (a)(g)         $     6.81           28       $   192      (32.52)%     1.00%
    2007   MRP*, 1.00% (a)(g)         $    10.09            6       $    60        0.89%      1.00%
    2006   MRP*, 1.00% (g)                   --            --            --          --         --

                                     FSA-89

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                                YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------
                                                              UNITS
                                                 UNIT      OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                                 VALUE        (000S)       (000S)       RETURN**    RATIO***
                                             ------------ ------------- ------------ ------------- ---------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------
    2010   RIA*, 0.05% (g)                     $ 153.78            6      $   897         5.43%      0.05%
           MRP*, 0.00% (g)                     $  17.27          723      $12,483         5.50%      0.00%
    2009   RIA*, 0.05% (g)                     $ 145.86            7      $ 1,056        27.34%      0.05%
           MRP*, 0.00% (g)                     $  16.37          788      $12,911        27.39%      0.00%
    2008   RIA*, 0.05% (g)                     $ 114.54            9      $   996       (50.62)%     0.05%
           MRP*, 1.00% (g)                     $  12.85          807      $10,366       (51.14)%     1.00%
    2007   RIA*, 0.05% (g)                     $ 231.96           14      $ 3,230        11.96%      0.05%
           MRP*, 1.00% (g)                     $  26.30          880      $23,150        10.83%      1.00%
    2006   RIA*, 0.05% (g)                     $ 207.19           16      $ 3,399        23.75%      0.05%
           MRP*, 1.00% (g)                     $  23.73          919      $21,792        22.57%      1.00%

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------
    2010   RIA*, 0.05% (g)                     $ 223.93            1      $   288        33.51%      0.05%
    2009   RIA*, 0.05% (g)                     $ 167.72            1      $   220        35.95%      0.05%
    2008   RIA*, 0.05% (g)                     $ 123.37            2      $   264       (44.55)%     0.05%
    2007   RIA*, 0.05% (g)                     $ 222.47            3      $   578        16.93%      0.05%
    2006   RIA*, 0.05% (g)                     $ 190.26            5      $   983         9.21%      0.05%

EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------
    2010   RIA*, 0.00% (g)                     $ 213.04           --      $   101        12.29%      0.00%
    2009   RIA*, 0.00% (g)                     $ 189.73            1      $   157        30.28%      0.00%
    2008   RIA*, 0.00% (g)                     $ 145.63            1      $   152       (36.56)%     0.00%
    2007   RIA*, 0.00% (g)                     $ 229.55            2      $   393         1.18%      0.00%
    2006   RIA*, 0.00% (g)                     $ 226.87            2      $   403        20.91%      0.00%

EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------
    2010   RIA*, 0.00% (g)                     $ 147.04            1      $    84         6.07%      0.00%
    2009   RIA*, 0.00% (g)                     $ 138.63            1      $    87        30.25%      0.00%
    2008   RIA*, 0.00% (g)                     $ 106.43           --      $    35       (43.00)%     0.00%
    2007   RIA*, 0.00% (g)                     $ 186.71            1      $   264        10.19%      0.00%
    2006   RIA*, 0.00% (g)                     $ 169.44            2      $   401        25.68%      0.00%

EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------
    2010   RIA*, 0.00% (g)                     $  89.07           --           --        12.52%      0.00%
           MRP*, 0.00% (g)                     $   7.51          272      $ 2,043        12.59%      0.00%
    2009   RIA*, 0.00% (g)                     $  79.16           --           --        30.89%      0.00%
           MRP*, 0.00% (g)                     $   6.67          249      $ 1,659        30.78%      0.00%
    2008   RIA*, 0.00% (g)                     $  60.48           --      $     2       (45.22)%     0.00%
           MRP*, 1.00% (g)                     $   5.10          208      $ 1,062       (45.80)%     1.00%
    2007   RIA*, 0.00% (g)                     $ 110.41           --      $     2        12.14%      0.00%
           MRP*, 1.00% (g)                     $   9.41          175      $ 1,643        10.97%      1.00%
    2006   RIA*, 0.00% (g)                     $  98.46           --      $     2         5.24%      0.00%
           MRP*, 1.00% (g)                     $   8.48          169      $ 1,421         4.18%      1.00%

EQ/CAPITAL GUARDIAN GROWTH
--------------------------
    2010   RIA*, 0.00% (g)                     $  77.30            1      $    91        12.95%      0.00%
    2009   RIA*, 0.00% (g)                     $  68.44            1      $    81        33.44%      0.00%

                                     FSA-90

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                     YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------
                                                  UNITS
                                      UNIT     OUTSTANDING   NET ASSETS       TOTAL      EXPENSE
                                     VALUE        (000S)       (000S)       RETURN**     RATIO***
                                  ----------- ------------- ------------ -------------- ---------
EQ/CAPITAL GUARDIAN GROWTH (CONTINUED)
--------------------------------------
    2008   RIA*, 0.00% (g)          $  51.29           1      $    59       (40.41)%       0.00%
    2007   RIA*, 0.00% (g)          $  86.07           1      $   101         5.48%        0.00%
    2006   RIA*, 0.00% (g)          $  81.60          --      $    22         7.40%        0.00%

EQ/CAPITAL GUARDIAN RESEARCH
----------------------------
    2010   RIA*, 0.00% (g)          $ 133.27           1      $   117        15.80%        0.00%
           MRP*, 0.00% (g)          $  16.42         339      $ 5,562        15.80%        0.00%
    2009   RIA*, 0.00% (g)          $ 115.09           1      $    96        31.46%        0.00%
           MRP*, 0.00% (g)          $  14.18         385      $ 5,454        31.42%        0.00%
    2008   RIA*, 0.00% (g)          $  87.55           1      $   100       (39.66)%       0.00%
           MRP*, 1.00% (g)          $  10.79         409      $ 4,407       (40.25)%       1.00%
    2007   RIA*, 0.00% (g)          $ 145.10           3      $   399         1.66%        0.00%
           MRP*, 1.00% (g)          $  18.06         451      $ 8,155         0.56%        1.00%
    2006   RIA*, 0.00% (g)          $ 142.74           3      $   397        12.06%        0.00%
           MRP*, 1.00% (g)          $  17.96         362      $ 6,551        10.93%        1.00%

EQ/EQUITY 500 INDEX
-------------------
    2010   RIA*, 0.05% (g)          $ 349.06           4      $ 1,479        14.61%        0.05%
           MRP*, 0.00% (g)          $   8.69       1,954      $16,977        14.34%        0.00%
    2009   RIA*, 0.05% (g)          $ 304.57           5      $ 1,572        26.12%        0.05%
           MRP*, 0.00% (g)          $   7.60       2,024      $15,377        25.83%        0.00%
    2008   RIA*, 0.05% (g)          $ 241.50           7      $ 1,621       (37.20)%       0.05%
           MRP*, 1.00% (g)          $   6.04       1,811      $10,933       (37.92)%       1.00%
    2007   RIA*, 0.05% (g)          $ 384.52          11      $ 4,046         5.16%        0.05%
           MRP*, 1.00% (g)          $   9.73       1,846      $17,969         3.84%        1.00%
    2006   RIA*, 0.05% (g)          $ 365.64          14      $ 4,992        15.32%        0.05%
           MRP*, 1.00% (g)          $   9.37       1,844      $17,308        13.85%        1.00%

EQ/EQUITY GROWTH PLUS
---------------------
    2010   RIA*, 0.00% (g)          $ 165.32           1      $   159        15.26%        0.00%
    2009   RIA*, 0.00% (g)          $ 143.43           1      $   136        27.81%        0.00%
    2008   RIA*, 0.00% (g)          $ 112.22           1      $    87       (40.29)%       0.00%
    2007   RIA*, 0.00% (g)          $ 187.95           2      $   360        14.05%        0.00%
    2006   RIA*, 0.00% (g)          $ 164.80           3      $   468         9.32%        0.00%

EQ/GAMCO SMALL COMPANY VALUE
----------------------------
    2010   MRP*, 0.00% (g)          $  15.16         171      $ 2,599        32.63%        0.00%
    2009   MRP*, 0.00% (g)          $  11.43         110      $ 1,255        41.46%        0.00%
    2008   MRP*, 1.00% (g)          $   8.08          74      $   601       (31.41)%       1.00%
    2007   MRP*, 1.00% (g)          $  11.78          47      $   549         8.08%        1.00%
    2006   MRP*, 1.00% (g)          $  10.90          16      $   176         8.96%        1.00%

EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------
    2010   RIA*, 0.00% (g)          $ 414.17           1      $   224        11.45%        0.00%
           MRP*, 0.00% (g)          $  11.65         186      $ 2,166        11.48%        0.00%
    2009   RIA*, 0.00% (g)          $ 371.61           1      $   298        50.06%        0.00%
           MRP*, 0.00% (g)          $  10.45         205      $ 2,144        50.14%        0.00%

                                     FSA-91

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                     YEARS ENDED DECEMBER 31,
                                 ----------------------------------------------------------------
                                                  UNITS
                                     UNIT      OUTSTANDING   NET ASSETS       TOTAL      EXPENSE
                                     VALUE        (000S)       (000S)       RETURN**     RATIO***
                                 ------------ ------------- ------------ -------------- ---------
EQ/GLOBAL MULTI-SECTOR EQUITY (CONTINUED)
-----------------------------------------
    2008   RIA*, 0.00% (g)         $ 247.64            1       $  229       (57.35)%      0.00%
           MRP*, 1.00% (g)         $   6.96          168       $1,171       (57.84)%      1.00%
    2007   RIA*, 0.00% (g)         $ 580.61            2       $1,357        42.02%       0.00%
           MRP*, 1.00% (g)         $  16.51          151       $2,495        40.51%       1.00%
    2006   RIA*, 0.00% (g)         $ 408.83            2       $  875        37.05%       0.00%
           MRP*, 1.00% (g)         $  11.75           42       $  495        17.50%       1.00%

EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------
    2010   RIA*, 0.05% (g)         $ 214.77           --       $   17         4.43%       0.05%
           MRP*, 0.00% (g)         $  11.53          279       $3,212         4.25%       0.00%
    2009   RIA*, 0.05% (g)         $ 205.66           --       $   32        (2.08)%      0.05%
           MRP*, 0.00% (g)         $  11.06          284       $3,141        (2.08)%      0.00%
    2008   RIA*, 0.05% (g)         $ 210.03           --       $   95         3.80%       0.05%
           MRP*, 1.00% (g)         $  11.32          303       $3,430         2.54%       1.00%
    2007   RIA*, 0.05% (g)         $ 202.34            2       $  338         7.08%       0.05%
           MRP*, 1.00% (g)         $  11.04          262       $2,896         5.75%       1.00%
    2006   RIA*, 0.05% (g)         $ 188.96            2       $  347         3.33%       0.05%
           MRP*, 1.00% (g)         $  10.44          232       $2,395         2.05%       1.00%

EQ/INTERNATIONAL CORE PLUS
--------------------------
    2010   RIA*, 0.00% (g)         $ 138.22           --       $   56         9.22%       0.00%
           MRP*, 0.00% (g)         $  12.43          259       $3,213         9.23%       0.00%
    2009   RIA*, 0.00% (g)         $ 126.55           --       $   16        35.33%       0.00%
           MRP*, 0.00% (g)         $  11.38          307       $3,491        35.32%       0.00%
    2008   RIA*, 0.00% (g)         $  93.51           --       $    3       (44.86)%      0.00%
           MRP*, 1.00% (g)         $   8.41          273       $2,296       (45.42)%      1.00%
    2007   RIA*, 0.00% (g)         $ 169.57           --       $   60        15.22%       1.00%
           MRP*, 1.00% (g)         $  15.41          291       $4,492        13.98%       0.00%
    2006   RIA*, 0.00% (g)         $ 147.17            2       $  277        19.24%       0.00%
           MRP*, 1.00% (g)         $  13.52          260       $3,525        17.98%       1.00%

EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------
    2010   RIA*, 0.00% (g)         $ 140.60           --       $   44        12.32%       0.00%
    2009   RIA*, 0.00% (g)         $ 125.18           --       $   40        32.31%       0.00%
    2008   RIA*, 0.00% (g)         $  94.61           --       $   26       (39.77)%      0.00%
    2007   RIA*, 0.00% (g)         $ 157.09            2       $  289         1.21%       0.00%
    2006   RIA*, 0.00% (g)         $ 159.01            3       $  399       (20.37)%      0.00%

EQ/LARGE CAP CORE PLUS
----------------------
    2010   RIA*, 0.00% (g)         $ 106.33            1       $  106        14.19%       0.00%
    2009   RIA*, 0.00% (g)         $  93.12            1       $   92        26.50%       0.00%
    2008   RIA*, 0.00% (g)         $  73.61            1       $   51       (37.40)%      0.00%
    2007   RIA*, 0.00% (g)         $ 117.59            1       $   99         3.89%       0.00%
    2006   RIA*, 0.00% (g)         $ 113.19            1       $   89        12.94%       0.00%

EQ/LARGE CAP GROWTH INDEX
-------------------------
    2010   RIA*, 0.00% (g)         $  85.05           --       $    3        15.95%       0.00%

                                     FSA-92

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                   YEARS ENDED DECEMBER 31,
                                --------------------------------------------------------------
                                                UNITS
                                    UNIT     OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                   VALUE        (000S)       (000S)       RETURN**    RATIO***
                                ----------- ------------- ------------ ------------- ---------
EQ/LARGE CAP GROWTH INDEX (CONTINUED)
-------------------------------------
    2009   RIA*, 0.00% (g)         $ 73.35           1      $    66        36.21%      0.00%
    2008   RIA*, 0.00% (g)         $ 53.85           1      $    50       (36.27)%     0.00%
    2007   RIA*, 0.00% (g)         $ 84.50           3      $   267        13.98%      0.00%
    2006   RIA*, 0.00% (g)         $ 74.14           4      $   273         0.54%      0.00%

EQ/LARGE CAP GROWTH PLUS
------------------------
    2010   RIA*, 0.00% (g)         $141.87          --      $    34        14.45%      0.00%
           MRP*, 0.00% (g)         $  5.92         655      $ 3,877        14.51%      0.00%
    2009   RIA*, 0.00% (g)         $123.96           2      $   267        34.86%      0.00%
           MRP*, 0.00% (g)         $  5.17         641      $ 3,314        34.64%      0.00%
    2008   RIA*, 0.00% (g)         $ 91.92           3      $   244       (38.23)%     0.00%
           MRP*, 1.00% (g)         $  3.84         547      $ 2,100       (38.85)%     1.00%
    2007   RIA*, 0.00% (g)         $148.82           4      $   614        15.62%      0.00%
           MRP*, 1.00% (g)         $  6.28         510      $ 3,206        14.39%      1.00%
    2006   RIA*, 0.00% (g)         $128.71           5      $   688         7.78%      0.00%
           MRP*, 1.00% (g)         $  5.49         446      $ 2,458         6.81%      1.00%

EQ/LARGE CAP VALUE PLUS
-----------------------
    2010   RIA*, 0.00% (g)         $117.79           9      $ 1,097        12.90%      0.00%
           MRP*, 0.00% (g)         $ 10.98         645      $ 7,079        12.73%      0.00%
    2009   RIA*, 0.00% (g)         $104.33          11      $ 1,135        20.61%      0.00%
           MRP*, 0.00% (g)         $  9.74         687      $ 6,689        20.40%      0.00%
    2008   RIA*, 0.00% (g)         $ 86.50          15      $ 1,263       (43.00)%     0.00%
           MRP*, 1.00% (g)         $  8.09         653      $ 5,282       (43.90)%     1.00%
    2007   RIA*, 0.00% (g)         $151.76          23      $ 3,547        (4.45)%     0.00%
           MRP*, 1.00% (g)         $ 14.42         714      $10,304        (5.57)%     1.00%
    2006   RIA*, 0.00% (g)         $158.83           5      $   793        21.39%      0.00%
           MRP*, 1.00% (g)         $ 15.27         697      $10,645        20.05%      1.00%

EQ/MID CAP INDEX
----------------
    2010   RIA*, 0.00% (g)         $131.57          --      $    43        25.75%      0.00%
    2009   RIA*, 0.00% (g)         $104.63          --      $    29        36.27%      0.00%
    2008   RIA*, 0.00% (g)         $ 76.78          --      $    19       (49.28)%     0.00%
    2007   RIA*, 0.00% (g)         $151.40           1      $   129         8.03%      0.00%
    2006   RIA*, 0.00% (g)         $140.17           3      $   357        11.52%      0.00%

EQ/MID CAP VALUE PLUS
---------------------
    2010   RIA*, 0.00% (g)         $194.08           1      $   244        22.46%      0.00%
           MRP*, 0.00% (g)         $ 15.31         481      $ 7,363        22.48%      0.00%
    2009   RIA*, 0.00% (g)         $158.48           2      $   239        35.85%      0.00%
           MRP*, 0.00% (g)         $ 12.50         583      $ 7,287        35.87%      0.00%
    2008   RIA*, 0.00% (g)         $116.66           2      $   178       (39.56)%     0.00%
           MRP*, 1.00% (g)         $  9.20         580      $ 5,339       (40.22)%     1.00%
    2007   RIA*, 0.00% (g)         $193.03           2      $   325        (1.60)%     0.00%
           MRP*, 1.00% (g)         $ 15.39         638      $ 9,817        (2.59)%     1.00%
    2006   RIA*, 0.00% (g)         $196.16           3      $   575        12.48%      0.00%

                                     FSA-93

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                      YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------
                                                    UNITS
                                        UNIT     OUTSTANDING   NET ASSETS      TOTAL     EXPENSE
                                       VALUE        (000S)       (000S)      RETURN**    RATIO***
                                    ----------- ------------- ------------ ------------ ---------
EQ/MID CAP VALUE PLUS (CONTINUED)
---------------------------------
           MRP*, 1.00% (g)            $ 15.80         663      $10,479        11.27%     1.00%

EQ/MONEY MARKET
---------------
    2010   RIA*, 0.05% (g)            $175.32           1      $   101         0.05%     0.05%
           MRP*, 0.00% (d)(g)         $ 10.00         980      $ 9,859         0.00%     0.00%
    2009   RIA*, 0.05% (g)            $175.24           1      $   153         0.25%     0.05%
           MRP*, 0.00% (d)(g)         $ 10.00         624      $ 6,245         0.00%     0.00%
    2008   RIA*, 0.05% (g)            $174.81           1      $    96         2.31%     0.05%
           MRP*, 1.00% (g)                --           --           --           --        --
    2007   RIA*, 0.05% (g)            $170.86           6      $ 1,063         4.93%     0.05%
           MRP*, 1.00% (g)                --           --           --           --        --
    2006   RIA*, 0.05% (g)            $162.84           8      $ 1,295         4.67%     0.05%
           MRP*, 1.00% (g)                --           --           --           --        --

EQ/PIMCO ULTRA SHORT BOND
-------------------------
    2010   MRP*, 0.00% (g)            $ 11.66         185      $ 2,157         0.87%     0.00%
    2009   MRP*, 0.00% (g)            $ 11.56         160      $ 1,855         7.94%     0.00%
    2008   MRP*, 1.00% (g)            $ 10.71         119      $ 1,274        (5.00)%    1.00%
    2007   MRP*, 1.00% (g)            $ 11.27          32      $   358        10.17%     1.00%
    2006   MRP*, 1.00% (g)            $ 10.23           8      $    83         2.30%     1.00%

EQ/QUALITY BOND PLUS
--------------------
    2010   RIA*, 0.05% (g)            $236.13           1      $   138         6.42%     0.05%
    2009   RIA*, 0.05% (g)            $221.89           1      $   126         6.23%     0.05%
    2008   RIA*, 0.05% (g)            $208.88           1      $   258        (6.37)%    0.05%
    2007   RIA*, 0.05% (g)            $223.10           2      $   460         4.75%     0.05%
    2006   RIA*, 0.05% (g)            $212.99           3      $   551         4.04%     0.05%

EQ/SMALL COMPANY INDEX
----------------------
    2010   MRP*, 0.00% (g)            $ 15.66         299      $ 4,680        25.78%     0.00%
    2009   MRP*, 0.00% (g)            $ 12.45         289      $ 3,593        26.14%     0.00%
    2008   MRP*, 1.00% (g)            $  9.87         284      $ 2,798       (34.82)%    1.00%
    2007   MRP*, 1.00% (g)            $ 15.14         307      $ 4,641        (2.89)%    1.00%
    2006   MRP*, 1.00% (g)            $ 15.59         312      $     5        16.52%     1.00%

EQ/T. ROWE PRICE GROWTH STOCK
-----------------------------
    2010   RIA*, 0.00% (b)(g)         $  9.64          --      $     1        16.43%     0.00%
    2009   RIA*, 0.00% (b)(g)         $  8.28          --      $     1        42.51%     0.00%
    2008   RIA*, 0.00% (b)(g)         $  5.81          --      $     1       (42.13)%    0.00%
    2007   RIA*, 0.00% (b)(g)         $ 10.04          12      $   126        (0.44)%    0.00%
    2006   RIA*, 0.00% (g)                --           --           --           --        --

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
-------------------------------------
    2010   RIA*, 0.05% (g)            $127.13           1      $   122        17.29%     0.05%
    2009   RIA*, 0.05% (g)            $108.39           1      $   105        40.29%     0.05%
    2008   RIA*, 0.05% (g)            $ 77.26           1      $    76       (27.60)%    0.05%
    2007   RIA*, 0.05% (g)            $106.71           1      $   114        11.33%     0.05%
    2006   RIA*, 0.05% (g)            $ 95.85           1      $   103         5.86%     0.05%

                                     FSA-94

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Continued)

                                                     YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------
                                                   UNITS
                                      UNIT      OUTSTANDING   NET ASSETS      TOTAL      EXPENSE
                                      VALUE        (000S)       (000S)       RETURN**    RATIO***
                                  ------------ ------------- ------------ ------------- ---------
MULTIMANAGER MULTI-SECTOR BOND
------------------------------
    2010   RIA*, 0.05% (g)           $200.21           --         $   77       6.84%      0.05%
           MRP*, 0.00% (c)(g)        $  9.03          101         $  912       6.61%      0.00%
    2009   RIA*, 0.05% (g)           $187.39           --         $   87       9.86%      0.05%
           MRP*, 0.00% (c)(g)        $  8.47           51         $  431       9.72%      0.00%
    2008   RIA*, 0.05% (g)           $170.57            1         $  112     (23.35)%     0.05%
           MRP*, 1.00% (c)(g)        $  7.72            4         $   32     (22.79)%     1.00%
    2007   RIA*, 0.05% (g)           $222.53            1         $  235       3.34%      0.05%
           MRP*, 1.00% (g)               --            --             --         --         --
    2006   RIA*, 0.05% (g)           $215.33            2         $  458      10.15%      0.05%
           MRP*, 1.00% (g)               --            --             --         --         --

MULTIMANAGER SMALL CAP VALUE
----------------------------
    2010   RIA*, 0.00% (g)           $201.87           --         $   99      24.50%      0.00%
    2009   RIA*, 0.00% (g)           $162.14           --         $   76      26.42%      0.00%
    2008   RIA*, 0.00% (g)           $128.25            1         $   74     (37.86)%     0.00%
    2007   RIA*, 0.00% (g)           $206.41            1         $  239      (9.84)%     0.00%
    2006   RIA*, 0.00% (g)           $228.94            3         $  597      16.11%      0.00%

MULTIMANAGER TECHNOLOGY
-----------------------
    2010   RIA*, 0.00% (g)           $152.51            1         $  130      17.70%      0.00%
           MRP*, 0.00% (g)           $ 14.48          235         $3,401      17.72%      0.00%
    2009   RIA*, 0.00% (g)           $129.57            1         $  185      58.44%      0.00%
           MRP*, 0.00% (g)           $ 12.30          223         $2,742      58.51%      0.00%
    2008   RIA*, 0.00% (g)           $ 81.78            1         $   93     (47.08)%     0.00%
           MRP*, 1.00% (g)           $  7.76          177         $1,371     (47.64)%     1.00%
    2007   RIA*, 0.00% (g)           $154.53            1         $  228      18.22%      0.00%
           MRP*, 1.00% (g)           $ 14.82          172         $2,543      16.97%      1.00%
    2006   RIA*, 0.00% (g)           $130.71            3         $  376       7.30%      0.00%
           MRP*, 1.00% (g)           $ 12.67          157         $2,017       6.11%      1.00%

TARGET 2015 ALLOCATION
----------------------
    2010   MRP*, 0.00% (a)(g)        $  9.30          218         $2,033      10.71%      0.00%
    2009   MRP*, 0.00% (a)(g)        $  8.40          168         $1,414      20.34%      0.00%
    2008   MRP*, 1.00% (a)(g)        $  6.98          113         $  788     (31.22)%     1.00%
    2007   MRP*, 1.00% (a)(g)        $ 10.15           44         $  446       1.55%      1.00%
    2006   MRP*, 1.00% (g)               --            --             --         --         --

TARGET 2025 ALLOCATION
----------------------
    2010   MRP*, 0.00% (a)(g)        $  8.99          230         $2,064      11.96%      0.00%
    2009   MRP*, 0.00% (a)(g)        $  8.03          155         $1,246      23.16%      0.00%
    2008   MRP*, 1.00% (a)(g)        $  6.52          123         $  800     (35.71)%     1.00%
    2007   MRP*, 1.00% (a)(g)        $ 10.14           12         $  122       1.37%      1.00%
    2006   MRP*, 1.00% (g)               --            --             --         --         --

TARGET 2035 ALLOCATION
----------------------
    2010   MRP*, 0.00% (a)(g)        $  8.78           46         $  404      12.71%      0.00%
    2009   MRP*, 0.00% (a)(g)        $  7.79           31         $  238      25.65%      0.00%

                                     FSA-95

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

8. Accumulation Unit Values (Concluded)

                                                      YEARS ENDED DECEMBER 31,
                                   --------------------------------------------------------------
                                                  UNITS
                                      UNIT     OUTSTANDING   NET ASSETS       TOTAL     EXPENSE
                                      VALUE       (000S)       (000S)       RETURN**    RATIO***
                                   ---------- ------------- ------------ ------------   --------
TARGET 2035 ALLOCATION (CONTINUED)
----------------------------------
    2008   MRP*, 1.00% (a)(g)        $ 6.20          15          $ 95       (38.74)%     1.00%
    2007   MRP*, 1.00% (a)(g)        $10.12           6          $ 64         1.22%      1.00%
    2006   MRP*, 1.00% (g)              --           --            --           --         --

TARGET 2045 ALLOCATION
----------------------
    2010   MRP*, 0.00% (a)(g)        $ 8.49          38          $325        13.20%      0.00%
    2009   MRP*, 0.00% (a)(g)        $ 7.50          31          $231        27.77%      0.00%
    2008   MRP*, 1.00% (a)(g)        $ 5.87          12          $ 72       (41.94)%     1.00%
    2007   MRP*, 1.00% (a)(g)        $10.10           2          $ 17         1.07%      1.00%
    2006   MRP*, 1.00% (g)              --           --            --           --         --

(a) Units were made available for sale on May 1, 2007

(b) Units were made available for sale on July 1, 2007

(c) Units were made available for sale on May 1, 2008

(d) Units were made available for sale on January 1, 2009.

(e) Unit value as of December 31, 2008 and total return for the year then ended were previously reported in error as $16,714.08 and (29.67) %, respectively, and have been revised.

(f) The disclosure of the effective rate of 0.50%, 0.50%, and 0.25% as of December 31, 2009 for AllianceBernstein Common Stock Fund (RIA), AllianceBernstein Growth Equity Fund (MRP), and AllianceBernstein Common Stock Fund (EPP), respectively, were previously reported in error and have been revised.

(g) Contract charge as described in footnote 6 included in these financial statements.

(h) The disclosure of the effective rate of 0.59% and 0.70% as of December 31, 2009 for AllianceBernstein Balance Fund (MRP) and AllianceBernstein Mid Cap Growth Fund (MRP), respectively, were previously reported in error and have been revised ..

* For Separate Account No. 66, expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

*** For Separate Account Nos. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values. The expense ratios previously reported incorrectly omitted the impact of direct operating expenses. The expense ratios have been revised to include such expenses. The reported unit values and total returns over the same periods reflected the correct expense ratio and require no revision.

(+) Rates charged for the year ended December 31, 2010 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.

9. Investment Income Ratios

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Accounts Nos. 10, 4 and 3. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.


                                     FSA-96

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

9. Investment Income Ratios (Continued)

                                               YEAR ENDED DECEMBER 31,
                                ------------------------------------------------------
                                   2010       2009       2008       2007       2006
                                ---------- ---------- ---------- ---------- ----------
Separate Account No. 10........    3.02%      3.50%      4.01%      3.40%      3.03%
Separate Account No. 4.........    1.65       1.70       0.75       0.68       0.69
Separate Account No. 3.........    0.46       0.59       0.20       0.22       0.40

Shown below is the Investment Income Ratios throughout the periods indicated for Separate Account No. 66. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

                                                  2010      2009      2008      2007      2006
                                                -------   -------   -------   -------   -------
AXA Aggressive Allocation....................    1.92%     1.49%      1.93%     7.27%       --
AXA Conservative Allocation..................    2.36%     2.53%      6.79%    30.47%       --
AXA Conservative-Plus Allocation.............    2.04%     1.76%      1.38%     1.52%       --
AXA Moderate Allocation......................    2.40%     1.76%      6.16%     6.75%       --
AXA Moderate-Plus Allocation.................    1.85%     1.87%     11.06%    21.82%       --
EQ/AllianceBernstein International...........    2.52%     2.76%      2.79%     1.48%     1.72%
EQ/AllianceBernstein Small Cap Growth........    0.06%     0.13%      0.01%       --        --
EQ/BlackRock Basic Value Equity..............    1.00%     2.21%      1.12%     1.08%     2.69%
EQ/BlackRock International Value.............    0.77%     2.50%      1.02%     1.30%     2.42%
EQ/Calvert Socially Responsible..............    0.05%     0.26%      0.32%     0.23%       --
EQ/Capital Guardian Growth...................    0.42%     0.34%      0.18%       --      0.14%
EQ/Capital Guardian Research.................    0.76%     1.19%      0.93%     1.07%     0.57%
EQ/Equity 500 Index..........................    1.45%     2.06%      1.74%     1.36%     1.64%
EQ/Equity Growth PLUS........................    0.30%     0.93%      0.45%     0.19%     0.73%
EQ/GAMCO Small Company Value.................    0.41%     0.48%      0.68%     0.56%     2.28%
EQ/Global Multi-Sector Equity................    1.11%     1.37%      0.13%       --      0.60%
EQ/Intermediate Government Bond Index........    1.18%     0.98%      3.17%     4.61%     4.02%
EQ/International Core PLUS...................    1.74%     3.27%      1.41%     0.42%     1.53%
EQ/JPMorgan Value Opportunities..............    1.34%     1.12%      0.41%     1.23%     4.29%
EQ/Large Cap Core PLUS.......................    1.04%     4.57%      0.33%     1.28%     0.87%
EQ/Large Cap Growth Index....................    0.20%     2.12%      0.08%       --        --
EQ/Large Cap Growth PLUS.....................    0.36%     1.35%      0.12%     0.37%       --
EQ/Large Cap Value PLUS......................    1.18%     2.29%      2.83%     1.59%     1.64%
EQ/Mid Cap Index.............................    0.80%     1.17%      0.56%       --      2.75%
EQ/Mid Cap Value PLUS........................    0.94%     1.14%      1.47%     0.98%     0.30%
EQ/Money Market..............................      --      0.01%      2.81%     4.89%     3.80%
EQ/PIMCO Ultra Short Bond....................    0.36%     1.02%      3.23%     3.14%     8.98%
EQ/Quality Bond PLUS.........................   11.10%     1.96%      3.79%     4.87%     3.24%
EQ/Small Company Index.......................    1.01%     1.42%      0.84%     1.30%     1.39%
EQ/T. Rowe Price Growth Stock................      --        --         --      0.07%       --
EQ/Wells Fargo Advantage Omega Growth........    0.01%     0.15%      0.55%       --      4.52%
Multimanager Multi-Sector Bond...............    3.82%     5.56%      8.15%     4.53%     5.95%
Multimanager Small Cap Value.................    0.16%     0.92%      0.17%     0.22%     4.67%
Multimanager Technology......................      --        --         --        --        --

                                     FSA-97

SEPARATE ACCOUNT NOS. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66 OF AXA EQUITABLE LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
DECEMBER 31, 2010
--------------------------------------------------------------------------------

9. Investment Income Ratios (Concluded)

                                  2010       2009       2008       2007     2006
                               ---------- ---------- ---------- ---------- -----
Target 2015 Allocation........    1.59%      4.61%      4.76%      8.76%     --
Target 2025 Allocation........    1.57%      4.65%      4.98%      6.87%     --
Target 2035 Allocation........    1.40%      4.81%      4.24%     11.67%     --
Target 2045 Allocation........    1.32%      4.99%      4.23%      9.66%     --

10. Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2010 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustement or disclosure in the financial statements.

                                     FSA-98

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2010 and 2009.................. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2010, 2009 and 2008.................................................... F-3
   Consolidated Statements of Equity, Years Ended December 31, 2010,
     2009 and 2008.......................................................... F-5
   Consolidated Statements of Comprehensive Income (Loss),
     Years Ended December 31, 2010, 2009 and 2008........................... F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2010,
     2009 and 2008.......................................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of equity, of comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009 and for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2011

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                                                                                2010                2009
                                                                           ----------------    -----------------
                                                                                      (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value....................  $     29,057        $     27,470
   Mortgage loans on real estate.........................................         3,571               3,555
   Equity real estate, held for the production of income.................           140                  98
   Policy loans..........................................................         3,581               3,617
   Other equity investments..............................................         1,618               1,562
   Trading securities...................................................            506                 485
   Other invested assets.................................................         1,413               1,483
                                                                           ----------------    -----------------
     Total investments...................................................        39,886              38,270
Cash and cash equivalents................................................         2,155               1,792
Cash and securities segregated, at fair value............................         1,110                 986
Broker-dealer related receivables........................................         1,389               1,088
Deferred policy acquisition costs........................................         8,383               7,745
Goodwill and other intangible assets, net................................         3,702               3,676
Amounts due from reinsurers..............................................         3,252               3,028
Loans to affiliates......................................................         1,045               1,048
Other assets.............................................................        10,220               8,255
Separate Accounts' assets................................................        92,014              84,016
                                                                           ----------------    -----------------

TOTAL ASSETS.............................................................  $    163,156        $    149,904
                                                                           ================    =================

LIABILITIES
Policyholders' account balances..........................................  $     24,654        $     24,107
Future policy benefits and other policyholders liabilities...............        18,965              17,727
Broker-dealer related payables...........................................           369                 279
Customers related payables...............................................         1,770               1,431
Amounts due to reinsurers................................................            75                  81
Short-term and long-term debt............................................           425                 449
Loans from affiliates....................................................         1,325               1,325
Income taxes payable.....................................................         4,315               3,357
Other liabilities........................................................         3,075               3,002
Separate Accounts' liabilities...........................................        92,014              84,016
                                                                           ----------------    -----------------
     Total liabilities...................................................       146,987             135,774
                                                                           ----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2 million shares authorized,
     issued and outstanding..............................................             2                   2
   Capital in excess of par value........................................         5,593               5,583
   Retained earnings.....................................................         8,085               6,312
   Accumulated other comprehensive income (loss).........................          (629)             (1,036)
                                                                           ----------------    -----------------
   Total AXA Equitable's equity..........................................        13,051              10,861
                                                                           ----------------    -----------------
Noncontrolling interest..................................................         3,118               3,269
                                                                           ----------------    -----------------
     Total equity........................................................        16,169              14,130
                                                                           ----------------    -----------------

TOTAL LIABILITIES AND EQUITY.............................................  $    163,156        $    149,904
                                                                           ================    =================


                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                   2010              2009               2008
                                                             -----------------  ----------------   ----------------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income........................................  $      3,067       $      2,918       $     2,952
Premiums  .................................................           530                431               759
Net investment income (loss):
   Investment income (loss) from
     derivative instruments................................          (284)            (3,079)            7,302
   Other investment income.................................         2,260              2,099             1,752
                                                             -----------------  ----------------   ----------------
       Total net investment income (loss)..................         1,976               (980)            9,054
Investment gains (losses), net:
   Total other-than-temporary impairment losses............          (300)              (169)             (286)
   Portion of loss recognized in other
     comprehensive income (loss)...........................            18                  6                 -
                                                             -----------------  ----------------   ----------------
       Net impairment losses recognized....................          (282)              (163)             (286)
   Other investment gains (losses), net....................            98                217               (53)
                                                             -----------------  ----------------   ----------------
         Total investment gains (losses), net..............          (184)                54              (339)
Commissions, fees and other income.........................         3,702              3,385             4,549
  Increase (decrease)  in fair value of
   reinsurance contracts...................................         2,350             (2,566)            1,567
                                                             -----------------  ----------------   ----------------
   Total revenues..........................................        11,441              3,242            18,542
                                                             -----------------  ----------------   ----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits....................................         3,082              1,298             4,702
Interest credited to policyholders' account balances.......           950              1,004             1,065
Compensation and benefits..................................         1,953              1,859             1,990
Commissions................................................         1,044              1,033             1,437
Distribution related payments..............................           287                234               308
Amortization of deferred sales commissions.................            47                 55                79
Interest expense...........................................           106                107                52
Amortization of deferred policy acquisition costs..........           168                115             3,485
Capitalization of deferred policy acquisition costs........          (916)              (975)           (1,394)
Rent expense...............................................           244                258               247
Amortization of other intangible assets....................            23                 24                24
Other operating costs and expenses.........................         1,438              1,309             1,161
                                                             -----------------  ----------------   ----------------
      Total benefits and other deductions..................         8,426              6,321            13,156
                                                             -----------------  ----------------   ----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (CONTINUED)

                                                                     2010              2009               2008
                                                                ----------------  ----------------   ----------------
                                                                                   (IN MILLIONS)
 Earnings (loss)  from continuing operations,
   before income taxes......................................    $     3,015       $     (3,079)      $     5,386
Income tax (expense) benefit................................           (707)             1,272            (1,691)
                                                                ----------------  ----------------   ----------------

Earnings (loss)  from continuing operations,
   net of income taxes......................................          2,308             (1,807)            3,695
Earnings (loss) from discontinued operations,
   net of income taxes......................................              -                  3                (5)
Gains (losses) on disposal of discontinued operations,
   net of income taxes......................................              -                  -                 6
                                                                ----------------  ----------------   ----------------

Net earnings (loss).........................................          2,308             (1,804)            3,696
   Less: net earnings (loss) attributable to
     noncontrolling interest................................           (235)              (359)             (470)
                                                                ----------------  ----------------   ----------------

Net Earnings (Loss) Attributable to AXA Equitable...........    $     2,073       $     (2,163)      $     3,226
                                                                ================  ================   ================


Amounts attributable to AXA Equitable:
   Earnings (loss) earnings from continuing operations,
     net of income taxes....................................    $     2,073       $     (2,166)      $     3,225
   Earnings (loss) from discontinued operations,
     net of income taxes....................................              -                  3                (5)
   Gains (losses) on disposal of discontinued operations,
     net of income taxes....................................              -                  -                 6
                                                                ----------------  ----------------   ----------------
Net Earnings (Loss).........................................    $     2,073       $     (2,163)      $     3,226
                                                                ================  ================   ================










                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                      2010               2009              2008
                                                                 ----------------   ----------------  ----------------
                                                                                    (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year........ $         2        $         2       $          2
                                                                 ----------------   ----------------  ----------------

   Capital in excess of par value, beginning of year............       5,583              5,184              5,265
   Sale of AllianceBernstein Units to noncontrolling interest...           -                (54)                 -
   Changes in capital in excess of par value....................          10                453                (81)
                                                                 ----------------   ----------------  ----------------
   Capital in excess of par value, end of year..................       5,593              5,583              5,184
                                                                 ----------------   ----------------  ----------------

   Retained earnings, beginning of year.........................       6,312              8,413              5,187
   Net earnings (loss) attributable to AXA Equitable............       2,073             (2,163)             3,226
   Stockholder dividends........................................        (300)                 -                  -
   Impact of implementing new accounting guidance,
     net of taxes...............................................           -                 62                  -
                                                                 ----------------   ----------------  ----------------
   Retained earnings, end of year...............................       8,085              6,312              8,413
                                                                 ----------------   ----------------  ----------------

   Accumulated other comprehensive income (loss),
     beginning of year..........................................      (1,036)            (2,236)              (268)
   Impact of implementing new accounting guidance,
     net of taxes ..............................................           -                (62)                 -
   Other comprehensive income (loss) attributable to
     AXA Equitable..............................................         407              1,262             (1,968)
                                                                 ----------------   ----------------  ----------------
   Accumulated other comprehensive income (loss), end of year...        (629)            (1,036)            (2,236)
                                                                 ----------------   ----------------  ----------------

     AXA EQUITABLE'S EQUITY, END OF YEAR........................      13,051             10,861             11,363
                                                                 ----------------   ----------------  ----------------

   Noncontrolling interest, beginning of year...................       3,269              2,897              2,479
   Net earnings (loss) attributable to noncontrolling interest..         235                359                470
   Other comprehensive income (loss)
     attributable to noncontrolling interest....................          (7)                66                (70)
   Purchase of AllianceBernstein Units by
     noncontrolling interest....................................           5                  -                  8
   Repurchase of AllianceBernstein Holding units................        (148)                 -                  -
   Purchase of AB Put...........................................           -                135                496
   Dividends paid to noncontrolling interest....................        (357)              (320)              (563)
   Capital contributions........................................           -                  -                 13
   Other changes in noncontrolling interest.....................         121                132                 64
                                                                 ----------------   ----------------  ----------------

     Noncontrolling interest, end of year.......................       3,118              3,269              2,897
                                                                 ----------------   ----------------  ----------------

TOTAL EQUITY, END OF YEAR....................................... $    16,169        $    14,130       $     14,260
                                                                 ================   ================  ================









                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                      2010               2009              2008
                                                                 ----------------   ----------------  ----------------
                                                                                    (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................................. $     2,308        $    (1,804)      $      3,696
                                                                 ----------------   ----------------  ----------------

Other comprehensive income (loss), net of income taxes:

Change in unrealized gains (losses), net of
   reclassification adjustment..................................         440              1,331             (1,445)
Defined benefit plans:
   Net gain (loss) arising during year..........................        (121)               (65)              (620)
   Prior service cost arising during year.......................           -                  -                  -
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included
       in net periodic cost.....................................          82                 65                 31
     Amortization of net prior service credit
       included in net periodic cost............................          (1)                (3)                (4)
     Amortization of net transition asset.......................           -                  -                  -
                                                                 ----------------   ----------------  ----------------
       Other comprehensive income (loss) - defined
         benefit plans..........................................         (40)                (3)              (593)
                                                                 ----------------   ----------------  ----------------

Total other comprehensive income (loss), net of income taxes....         400              1,328             (2,038)
                                                                 ----------------   ----------------  ----------------

Comprehensive income (loss).....................................       2,708               (476)             1,658
                                                                 ----------------   ----------------  ----------------

   Less: Comprehensive (income) loss attributable to
     noncontrolling interest....................................        (228)              (425)              (400)
                                                                 ----------------   ----------------  ----------------

Comprehensive Income (Loss) Attributable to AXA Equitable....... $     2,480        $      (901)      $      1,258
                                                                 ================   ================  ================













                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008


                                                                    2010               2009               2008
                                                               ----------------   ----------------  -----------------
                                                                                   (IN MILLIONS)
Net earnings (loss).........................................   $      2,308       $    (1,804)      $      3,696
Adjustments to reconcile net earnings (loss) to net cash

  provided by operating activities:
  Interest credited to policyholders' account balances......            950             1,004              1,065
  Universal life and investment-type product
     policy fee income......................................         (3,067)           (2,918)            (2,952)
  Net change in broker-dealer and customer related
     receivables/payables...................................            125            (1,353)               619
  (Income) loss related to derivative instruments...........            284             3,079             (7,302)
  Change in reinsurance recoverable with affiliate..........           (233)            1,486             (6,352)
  Investment (gains) losses, net............................            184               (54)               339
  Change in segregated cash and securities, net.............           (124)            1,587               (203)
  Change in deferred policy acquisition costs...............           (747)             (860)             2,091
  Change in future policy benefits..........................          1,136              (755)             2,398
  Change in income taxes payable............................            720            (1,223)             1,135
  Contribution to pension plans.............................           (202)              (32)               (36)
  Real Estate asset write-off charge........................             26                 3                  -
  Change in fair value of contracts.........................         (2,350)            2,566             (1,567)
  Amortization of deferred compensation.....................            178                88                 75
  Amortization of deferred sales commissions................             47                55                 79
  Amortization of reinsurance cost..........................            274               318                 11
  Other depreciation and amortization.......................            161               156                140
  Amortization of other intangible..........................             23                24                 24
  (Gains) losses on disposal of discontinued operations.....              -                 -                 (6)
  Other, net................................................            313                50               (161)
                                                               ----------------   ----------------  -----------------

Net cash provided by (used in) operating activities.........              6             1,417             (6,907)
                                                               ----------------   ----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate..........................          2,753             2,058              1,728
  Sales of investments......................................          3,398             6,737                796
  Sale of AXA Equitable Life and Annuity....................              -                 -                 61
  Purchases of investments..................................         (7,068)           (8,995)            (2,107)
  Cash settlements related to derivative instruments........           (651)           (2,564)             5,337
  Change in short-term investments..........................            (53)              140                 29
  Decrease in loans to affiliates...........................              3                 1                  -
  Increase in loans to affiliates...........................              -              (250)                 -
  Change in capitalized software, leasehold improvements
     and EDP equipment .....................................            (62)             (120)              (163)
  Other, net................................................            (25)                9                155
                                                               ----------------   ----------------  -----------------

Net cash provided by (used in) investing activities.........         (1,705)           (2,984)             5,836
                                                               ----------------   ----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (CONTINUED)

                                                                   2010              2009               2008
                                                             -----------------  ----------------   ----------------
                                                                                 (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
    Deposits................................................  $     3,187        $     3,395        $    4,385
    Withdrawals and transfers to Separate Accounts..........         (483)            (2,161)           (2,603)
  Change in short-term financings...........................          (24)               (36)             (498)
  Change in collateralized pledged liabilities..............         (270)               126               569
  Change in collateralized pledged assets...................          533               (632)                -
  Proceeds from loans from affiliates.......................            -                  -             1,000
  Capital contribution......................................            -                439                 -
  Shareholder dividends paid................................         (300)                 -                 -
  Repurchase of AllianceBernstein Holding units.............         (235)                 -                 -
  Distribution to noncontrolling interest in
     consolidated subsidiaries..............................         (357)              (320)             (563)
  Other, net................................................           11                145                11
                                                             -----------------  ----------------   ----------------

Net cash provided by (used in) financing activities.........        2,062                956             2,301
                                                             -----------------  ----------------   ----------------

Change in cash and cash equivalents.........................          363               (611)            1,230
Cash and cash equivalents, beginning of year................        1,792              2,403             1,173
                                                             -----------------  ----------------   ----------------

Cash and Cash Equivalents, End of Year......................  $     2,155        $     1,792        $    2,403
                                                             =================  ================   ================

Supplemental cash flow information:
  Interest Paid.............................................  $        19        $        17        $       34
                                                             =================  ================   ================
  Income Taxes (Refunded) Paid..............................  $       (27)       $        44        $      257
                                                             =================  ================   ================











                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  1) ORGANIZATION

     AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

     The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

     Insurance
     ---------

     The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

     The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

     Investment Management
     ---------------------

     The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investment trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing retail clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, servicing private clients, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and (d) Bernstein Research Services servicing institutional investors seeking research, portfolio analysis, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

     AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

     On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

     On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in Alliance-Bernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

     In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding units, AXA Financial Group and the Company's Capital in excess of par value decreased by $93 million and $65 million, respectively, net of applicable taxes with respective increases in Noncontrolling interests of $93 million and $65 million.

     AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2010, AllianceBernstein purchased 8.8 million Holding units for $226 million, reflecting open-market purchases of
     7.4 million Holding units for $195 million and the remainder primarily relating to employee tax withholding purchases. AllianceBernstein intends to continue to engage in open-market purchases of Holding units, from time to time, to help fund anticipated obligations under its incentive compensation award program.

     AllianceBernstein granted 13.1 million restricted Holding unit awards to employees during 2010. To fund these awards, AB Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million previously repurchased Holding units held in the consolidated rabbi trust. There were approximately 30,000 unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2010. The purchase of Holding units and issuance of Holding units resulted in a decrease of $19 million in Capital excess of par value with a corresponding $19 million increase in Noncontrolling interest.

     At December 31, 2010 and December 31, 2009, the Company's economic interest in AllianceBernstein was 35.5% and 35.9%, respectively. At December 31, 2010, and December 31, 2009, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 61.4% and 62.1%.

2)   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation and Principles of Consolidation
     -----------------------------------------------------

     The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

    The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

    At December 31, 2010 and 2009, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2010 and 2009, respectively, as reported in the consolidated balance sheet, these investments included $0 million and $0 million of fixed maturities (collateralized debt and loan obligations) and $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2010 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

    Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

    AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

    At December 31, 2010, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $25 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

    All significant intercompany transactions and balances have been eliminated in consolidation. The years "2010," "2009" and "2008" refer to the years ended December 31, 2010, 2009 and 2008, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

    Accounting Changes
    ------------------

    In January 2010, the FASB issued new guidance for accounting and reporting for decreases in ownership of a subsidiary. This guidance clarifies the scope of a decrease in ownership provisions for consolidations and expands the disclosures about the deconsolidation of a subsidiary or derecognition of a group of assets within the scope of consolidation. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

    In March 2010, the FASB issued new guidance to eliminate the scope exception for embedded credit derivatives in beneficial interests in securitized financial assets, such as asset-backed securities, credit-linked notes, and collateralized loan and debt obligations, except for those created solely by subordination. This guidance provides clarification and related additional examples to improve financial reporting by resolving potential ambiguity about the extent of the embedded credit derivative scope exception. This guidance was effective for the first interim reporting period beginning after June 15, 2010. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

    In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes," were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Troubled debt restructurings effective date will be determined upon coordination with the guidance for determining what constitutes a troubled debt restructuring. Currently the new troubled debt restructuring disclosure is anticipated to be effective for the first interim or annual period beginning on or after June 15, 2011. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

    Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:

        o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to

        o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

     As a result, total equity at December 31, 2008 increased by $2,897 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,897 million as a result of the elimination of minority interest. Additionally, for the year 2008, earnings (loss) from continuing operations, net of income taxes increased by $470 million and net earnings
     (loss) attributable to the noncontrolling interest increased by $470 million.

     Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:

        o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;

        o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and

        o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

     Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

     The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income (loss) ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

     As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

     Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2010 and 2009 reflected increases of $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses) net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income (loss) for all periods subsequent to implementation of this guidance. In addition,
     Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

     Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have a material impact on the Company's consolidated results of operations or financial position. At December 31, 2010 and 2009, the fair value of the Company's CMBS portfolio was $1,104 million and $1,490 million, respectively.

     On June 12, 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and required additional disclosures about an entity's involvement with VIEs. The guidance removed the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, required a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

     Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

     Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefits ("GMIB") reinsurance asset, resulting in an increase in net income of $69 million, related to an increase in the fair value of the GMIB reinsurance asset of $211 million, offset by increased DAC amortization of $105 million and increased Federal income taxes of $37 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

     On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a material impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

     Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the OTTI assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,311 million and $931 million, respectively, at December 31, 2010 and $1,631 million and $1,155 million, respectively, at December 31, 2009 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

     New Accounting Pronouncements
     -----------------------------

     In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance is effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

     In April 2010, the FASB issued guidance on how investments held through Separate Accounts affect an insurer's consolidation analysis of those investments. This guidance clarifies that insurers would not be required in their evaluation of whether to consolidate investments to combine their General Account interest with the Separate Accounts in the same investment, unless the Separate Account interest is held for the benefit of a related party policyholder. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 with early adoption permitted with changes to be applied retroactively. Management does not expect the implementation of this guidance will have a material impact on the Company's consolidated financial statements.

     Also issued by the FASB in April 2010 was new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance is effective for the first interim reporting period beginning after December 15, 2010. Implementation of this guidance is not expected to have a material effect on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

     In October 2010, the FASB issued new guidance for accounting for costs associated with acquiring or renewing insurance contracts, which amends current accounting guidance for insurance companies, to address which costs related to the acquisition of new or renewal insurance contracts qualify for deferral. The guidance allows insurance entities to defer costs related to the acquisition of new or renewal insurance contracts that are:

        o incremental direct costs of the contract acquisition (i.e., would not have been incurred had the acquisition activity not occurred),
        o a portion of the employee's compensation and fringe benefits related to certain activities for successful contract acquisitions, or
        o direct-response advertising costs as defined in current accounting guidance for capitalized advertising costs.

     An insurance entity would expense as incurred all other costs related to the acquisition of new or renewal insurance contracts. The amendments in the guidance are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, and can be applied either prospectively or retrospectively. Early application is permitted at the beginning of an entity's annual reporting period. Management is currently evaluating the impact of adoption, however, management expects the direct and incremental costs that can be deferred under the new guidance are expected to be significantly reduced from what is deferred today. The new guidance is expected to be adopted as of January 1, 2012, with retrospective adoption being considered.

     Closed Block
     ------------

     As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

     The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

     If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

     Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed

     Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

     Investments
     -----------

     The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

     The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

     The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

     If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

     Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

     Policy loans are stated at unpaid principal balances.

     Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the

     Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

     Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

     Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

     Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2010 and 2009, the carrying value of COLI was $787 million and $720 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

     Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

     Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

     All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

     Valuation Allowances for Mortgage Loans:
     ---------------------------------------

     For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

        o Loan-to-value ratio - Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

        o Debt service coverage ratio - Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

        o Occupancy - Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

        o Lease expirations - The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

        o Maturity - Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

        o Borrower/tenant related issues - Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

        o Payment status - current vs. delinquent - A history of delinquent payments may be a cause for concern.

        o Property condition - Significant deferred maintenance observed during Lender's annual site inspections.

        o Other - Any other factors such as current economic conditions may call into question the performance of the loan.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

     Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

     For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2010 and 2009, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $0 million for commercial and $3 million and $0 million for agricultural, respectively.

     Derivatives
     -----------

     The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), GMIB and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

     A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, variance swaps and swaptions as well as repurchase agreement transactions. For both GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

     GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

     In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, in fourth quarter 2008 and continuing into 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. A majority of this protection expired in first quarter 2010, but a portion of the equity market protection extends into 2011. During 2010, the Company had in place an anticipatory hedge program to protect against declining interest rates with respect to projected variable annuity sales. Also during 2010, a significant portion of exposure to realized interest rate volatility was hedged through the purchase of swaptions with initial maturities between 6 months and 10 years. Beginning in fourth quarter 2010, the Company purchased swaptions to initiate a hedge of its General Account duration and convexity gap resulting from minimum crediting rates on interest sensitive and annuity business.

     Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors and swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

     AXA Equitable also uses interest rate swaps to reduce exposure to interest rate fluctuations on certain of its long-term loans from affiliates. The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2010 and December 31, 2009, respectively, the Company held $512 million and $695 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

     At December 31, 2010, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $223 million. At December 31, 2010, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year and 30-year U.S. Treasury Notes, having initial margin requirements of $60 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $13 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2010 are exchange-traded and net settled daily in cash.

     Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

     Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2010, and December 31, 2009, respectively, were $84 million and $598 million, for which the Company had posted collateral of $99 million and $632 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2010, the Company would not have been required to post material collateral to its counterparties.

     Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized
     ---------------------------------------------------------------------------
     Investment Gains (Losses)
     -------------------------

     Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

     Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

     Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments
   -----------------------------------------

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1        Quoted prices for identical instruments in active markets.
                  Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
   Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
   Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     At December 31, 2010 and 2009, respectively, investments classified as Level 1 comprise approximately 74.2% and 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

     At December 31, 2010 and 2009, respectively, investments classified as Level 2 comprise approximately 24.3% and 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

     Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2010, and December 31, 2009, respectively, approximately $1,726 million and $1,678 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

     As disclosed in Note 3, at December 31, 2010 and 2009, respectively, the net fair value of freestanding derivative positions is approximately $540 million and $169 million or approximately 38.2% and 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

     The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $3 million at December 31, 2010 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2010.

     At December 31, 2010 and 2009, respectively, investments classified as Level 3 comprise approximately 1.5% and 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2010 and 2009, respectively, were approximately $277 million and $366 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,251 million and $1,707 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2010 and 2009, respectively. Prior to fourth quarter 2008, pricing of these CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2010, the Company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

     Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $19 million at December 31, 2010 to recognize incremental counterparty non-performance risk.

     The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2010.

     Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2010 and 2009, no assets were required to be measured at fair value on a non-recurring basis.

     Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2010 and 2009.

     Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

     Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

     The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

     Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

     Recognition of Insurance Income and Related Expenses
     ----------------------------------------------------

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     DAC
     ---

     Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     For universal life and investment-type contracts, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

     A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the fees earned, costs incurred associated with the GMDB and GMIB features related to the variable annuity contracts, as well as other sources of profit. This applies to variable life policies to a lesser degree. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned and decrease the costs incurred associated with the GMDB and GMIB features related to the variable annuity contracts, resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

     In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2010, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9% (6.72% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations were 15% (12.72% net of product weighted average Separate Account fees) and 0% (-2.28% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions and parameters are subject to change only when management's long-term expectation changes.

     If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2010, current projections of future average gross market returns assume a 0% annualized return for the next seven quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% in eleven quarters.

     At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks; related to these products would be recognized in current earnings (loss) while the related reserves do not fully and immediately reflect the immediate impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for Accumulator(R) products, subject to loss recognition testing.

     In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

     For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2010, the average rate of assumed investment yields, excluding policy loans, was 6% grading to 5.5% over 5 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

     For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

     Contractholder Bonus Interest Credits
     -------------------------------------

     Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

     Policyholders' Account Balances and Future Policy Benefits
     ----------------------------------------------------------

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

     AXA Equitable issues or has issued certain variable annuity products with GMDB and GWBL features. AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

     For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 10.7% for annuity liabilities.

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

     Policyholders' Dividends
     ------------------------

     The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

     At December 31, 2010, participating policies, including those in the Closed Block, represent approximately 7.5% ($25 billion) of directly written life insurance in-force, net of amounts ceded.

     Separate Accounts
     -----------------

     Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

     The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2010, 2009 and 2008, investment results of such Separate Accounts were gains (losses) of $10,117 million, $15,465 million and $(33,913) million, respectively.

     Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

     The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

     Recognition of Investment Management Revenues and Related Expenses
     ------------------------------------------------------------------

     Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

     Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2010 was not impaired.

     AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

     Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2010. These assumptions are updated periodically.Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

     Goodwill and Other Intangible Assets
     ------------------------------------

     Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2010 impairment testing performed as of December 31, 2010, management determined that goodwill was not impaired.

     Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

     Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2010.

     Other Accounting Policies
     -------------------------

     Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

     AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     Discontinued operations include real estate held-for-sale.

     Real estate investments meeting the following criteria are classified as real estate held-for-sale:

        o Management having the authority to approve the action commits the organization to a plan to sell the property.

        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

     Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

     At December 31, 2010 and 2009, AXA Equitable did not have any real estate held-for-sale. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2010 were not significant.

3)   INVESTMENTS

     Fixed Maturities and Equity Securities
     --------------------------------------

     The following table provides information relating to fixed maturities and equity securities classified as AFS:


                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION


                                                            GROSS              GROSS
                                        AMORTIZED         UNREALIZED        UNREALIZED                             OTTI
                                           COST             GAINS             LOSSES          FAIR VALUE        IN AOCI (3)
                                     ----------------- ----------------- ------------------ ---------------- ------------------
                                                                           (IN MILLIONS)
DECEMBER 31, 2010:
------------------
Fixed maturities:
    Corporate....................... $      20,494      $     1,348      $         110      $    21,732      $           -
    U.S. Treasury, government
     and agency(4)..................         1,986               18                 88            1,916                  -
    States and
     political subdivisions.........           516               11                 16              511                  -
    Foreign governments.............           502               59                  1              560                  -
    Commercial mortgage-backed......         1,473                5                375            1,103                 19
    Residential mortgage-backed (1).         1,601               67                  -            1,668                  -
    Asset-backed (2) ...............           245               13                 12              246                  7
    Redeemable preferred stock......         1,364               23                 66            1,321                  -
                                     ----------------- ----------------- ------------------ ---------------- ------------------
     Total Fixed Maturities.........        28,181            1,544                668           29,057                 26

Equity securities...................            26                -                  3               23                  -
                                     ----------------- ----------------- ------------------ ---------------- ------------------

Total at December 31, 2010.......... $      28,207      $     1,544      $         671      $    29,080      $          26
                                     ================= ================= ================== ================ ==================

December 31, 2009
-----------------
Fixed maturities:
    Corporate....................... $      19,438      $       991      $         235      $    20,194                  1
    U.S. Treasury, government
     and agency.....................         1,830               13                153            1,690                  -
    States and
     political subdivisions.........           389                7                 14              382                  -
    Foreign governments.............           270               32                  -              302                  -
    Commercial mortgage-backed......         1,980                2                492            1,490                  2
    Residential mortgage-backed (1).         1,605               46                  1            1,650                  -
    Asset-backed (2) ...............           278               11                 21              268                  8
    Redeemable preferred stock......         1,707                9                222            1,494                  -
                                     ----------------- ----------------- ------------------ -----------------------------------
     Total Fixed Maturities.........        27,497            1,111              1,138           27,470                 11

Equity securities...................            44               10                  -               54                  -
                                     ----------------- ----------------- ------------------ -----------------------------------

Total at December 31, 2009.......... $      27,541      $     1,121      $       1,138      $    27,524      $          11
                                     ================= ================= ================== ===================================


     (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
     (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
     (3) Amounts represent OTTI losses in AOCI, which were not included in earnings in accordance with current accounting guidance.
     (4) Reflects $122 million of amortized cost of FDIC insured bonds that were reported as Corporate in 2009 and moved to U.S. Treasury, government and agency in 2010.

     At December 31, 2010 and 2009, respectively, the Company had trading fixed maturities with an amortized cost of $207 million and $115 million and carrying values of $208 million and $126 million. Gross unrealized gains on trading fixed maturities were $3 million and $12 million and gross unrealized losses were $2 million and $1 million for 2010 and 2009, respectively.

     The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2010 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2010

                                                                 AMORTIZED
                                                                   COST            FAIR VALUE
                                                              ----------------   ----------------
                                                                        (IN MILLIONS)
Due in one year or less.....................................   $    2,234         $    2,265
Due in years two through five...............................        8,210              8,721
Due in years six through ten................................        8,612              9,155
Due after ten years.........................................        4,442              4,578
                                                              ----------------   ----------------
    Subtotal................................................       23,498             24,719
Commercial mortgage-backed securities.......................        1,473              1,103
Residential mortgage-backed securities......................        1,601              1,668
Asset-backed securities.....................................          245                246
                                                              ----------------   ----------------
Total     ..................................................   $   26,817         $   27,736
                                                              ================   ================

The Company recognized OTTI on AFS fixed maturities as follows:


                                                                      December 31,
                                                  ------------------------------------------------------
                                                        2010              2009               2008
                                                  -----------------  ----------------  -----------------
                                                                      (IN MILLIONS)
 Credit losses recognized in earnings (loss) (1).. $     (282)        $    (168)        $     (286)
 Non-credit losses recognized in OCI..............        (18)               (6)                 -
                                                  -----------------  ----------------  -----------------
 Total OTTI....................................... $     (300)        $    (174)        $     (286)
                                                  =================  ================  =================

 (1) During 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

     The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS


                                                                                                 2010              2009
                                                                                            --------------- -------------------
                                                                                                      (IN MILLIONS)
Balances at January 1, 2010 and March 31, 2009, respectively.............................    $     (146)     $         -
Cumulative adjustment related to implementing new accounting guidance on April 1, 2009...             -             (122)
Impact of consolidation of Wind-Up Annuities business....................................             -               (6)
Previously recognized impairments on securities that matured, paid, prepaid or sold......            99              146
Recognized impairments on securities impaired to fair value this period (1)..............            (6)              (3)
Impairments recognized this period on securities not previously impaired.................          (268)            (143)
Additional impairments this period on securities previously impaired.....................            (8)             (22)
Increases due to passage of time on previously recorded credit losses....................             -                -
Accretion of previously recognized impairments due to increases in expected cash flows...             -                -
                                                                                            --------------- -------------------
Balances at December 31,.................................................................    $     (329)     $      (150)
                                                                                            =============== ===================


   (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

     Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                                                         DECEMBER 31,
                                                                              -----------------------------------
                                                                                   2010               2009
                                                                              ----------------  -----------------
                                                                                        (IN MILLIONS)
      AFS Securities:
        Fixed maturities:
          With OTTI losses...................................................  $       (16)      $       (11)
          All other..........................................................          892               (16)
        Equity securities....................................................           (3)               10
                                                                              ----------------  -----------------
      Net Unrealized Gains (Losses)..........................................  $       873       $       (17)
                                                                              ================  =================

     Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                       AOCI GAIN
                                             NET                                                    DEFERRED            (LOSS)
                                          UNREALIZED                                                 INCOME         RELATED TO NET
                                            GAINS                                                     TAX             UNREALIZED
                                         (LOSSES) ON                          POLICYHOLDERS          ASSET            INVESTMENT
                                         INVESTMENTS            DAC            LIABILITIES         (LIABILITY)      GAINS (LOSSES)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2010..............  $      (11)        $          6      $           -       $          2       $         (3)
Net investment gains (losses)
  arising during the period...........           3                    -                  -                  -                  3
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..           9                    -                  -                  -                  9
     Excluded from Net
       earnings (loss) (1)............         (17)                   -                  -                  -                (17)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                   (3)                 -                  -                 (3)
     Deferred income taxes............           -                    -                  -                  2                  2
     Policyholders liabilities........           -                    -                  2                  -                  2
                                        ---------------    --------------    ----------------    ---------------    ----------------
Balance, December 31, 2010............  $      (16)        $          3      $           2       $          4       $         (7)
                                        ===============    ==============    ================    ===============    ================

    (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings
         (loss) for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI


                                                                                                                       AOCI GAIN
                                             NET                                                    DEFERRED            (LOSS)
                                          UNREALIZED                                                 INCOME         RELATED TO NET
                                            GAINS                                                     TAX             UNREALIZED
                                         (LOSSES) ON                          POLICYHOLDERS          ASSET            INVESTMENT
                                         INVESTMENTS            DAC            LIABILITIES        (LIABILITY)       GAINS (LOSSES)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2010..............  $       (6)        $        (29)     $           -       $         (3)      $        (38)
Net investment gains (losses)
  arising during the period...........         680                    -                  -                  -                680
Reclassification adjustment for OTTI
   losses:
     Included in Net earnings (loss)..         198                    -                  -                  -                198
     Excluded from Net
       earnings (loss) (1)............          17                    -                  -                  -                 17
Impact of net unrealized investment
   gains (losses) on:
     DAC..............................           -                 (106)                 -                  -               (106)
     Deferred income taxes............           -                    -                  -               (220)              (220)
     Policyholders liabilities........           -                    -               (121)                 -               (121)
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2010............  $      889         $       (135)     $        (121)      $       (223)      $        410
                                        ==============     =============     ===============     ==============     ===============

   (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.


       Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses


                                                                                                                       AOCI Gain
                                             Net                                                    Deferred            (Loss)
                                          Unrealized                                                 Income         Related to Net
                                            Gains                                                     Tax             Unrealized
                                         (Losses) on                          Policyholders          Asset            Investment
                                         Investments            DAC            Liabilities         (Liability)      Gains (Losses)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (In Millions)
Balance, January 1, 2009..............  $        -         $          -      $           -       $          -       $          -
Cumulative impact of implementing
  new guidance........................          (7)                   1                  -                  2                 (4)
Net investment gains (losses)
  arising during the period...........         (21)                   -                  -                  -                (21)
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..          22                    -                  -                  -                 22
     Excluded from Net
       earnings (loss) (1)............         (5)                   -                  -                  -                 (5)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                    5                  -                  -                  5
     Deferred income taxes............           -                    -                  -                  -                  -
     Policyholders liabilities........           -                    -                  -                  -                  -
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2009............  $      (11)        $          6      $           -       $          2       $         (3)
                                        ==============     =============     ===============     ==============     ===============


  (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

           All Other Net Unrealized Investment Gains (Losses) in AOCI


                                                                                                                         AOCI
                                             Net                                                    Deferred            (Loss)
                                          Unrealized                                                 Income         Related to Net
                                            Gains                                                     Tax             Unrealized
                                         (Losses) on                          Policyholders          Asset            Investment
                                         Investments            DAC            Liabilities        (Liability)       Gains (Losses)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (In Millions)
Balance, January 1, 2009..............  $   (2,385)        $        554      $           -       $       681        $   (1,150)
Cumulative impact of implementing
  new guidance........................        (108)                  19                  -                31               (58)
Net investment gains (losses)
  arising during the period...........       2,657                    -                  -                 -             2,657
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..        (115)                   -                  -                 -              (115)
     Excluded from Net
       earnings (loss) (1)............           5                    -                  -                 -                 5
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                 (602)                 -                 -              (602)
     Deferred income taxes............           -                    -                  -              (715)             (715)
     Policyholders liabilities........           -                    -                  -                 -                 -
Impact of consolidation of
     Wind-up Annuities business.......         (60)                   -                  -                 -               (60)
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2009............  $       (6)        $        (29)     $           -       $        (3)       $      (38)
                                        ==============     =============     ===============     ==============     ===============

   (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

     The following tables disclose the fair values and gross unrealized losses of the 550 issues at December 31, 2010 and the 744 issues at December 31, 2009 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:


                                                              DECEMBER 31, 2010
                           -----------------------------------------------------------------------------------------
                                LESS THAN 12 MONTHS          12 MONTHS OR LONGER                  TOTAL
                           --------------------------- ------------------------------ ------------------------------
                                              GROSS                        GROSS                         GROSS
                                            UNREALIZED                   UNREALIZED                    UNREALIZED
                             FAIR VALUE       LOSSES      FAIR VALUE       LOSSES       FAIR VALUE       LOSSES
                           ------------- ------------- --------------- ------------- --------------- ---------------
                                                                (IN MILLIONS)
  Fixed maturities:
    Corporate............. $     1,999    $      (68)    $      394    $       (42)   $    2,393     $     (110)
    U.S. Treasury,
      government and
      agency..............         820           (42)           171            (46)          991            (88)
    States and political
      subdivisions........         225            (9)            33             (7)          258            (16)
    Foreign governments...          77            (1)            10              -            87             (1)
    Commercial
      mortgage-backed.....          46            (3)           936           (372)          982           (375)
    Residential
      mortgage-backed.....         157             -              2              -           159              -
    Asset-backed..........          23             -             65            (12)           88            (12)
    Redeemable
      preferred stock.....         345            (7)           689            (59)        1,034            (66)
                           ------------   ------------   -----------   ------------   ------------   ------------

   Total.................. $     3,692    $     (130)    $    2,300    $      (538)   $    5,992     $     (668)
                           ============   ============   ===========   ============   ============   ============

                                                             December 31, 2009
                          -----------------------------------------------------------------------------------------
                            Less Than 12 Months (1)       12 Months or Longer (1)                Total
                          ----------------------------  ----------------------------  -----------------------------
                                             Gross                        Gross                         Gross
                                          Unrealized                    Unrealized                    Unrealized
                            Fair Value      Losses       Fair Value       Losses       Fair Value       Losses
                          -------------- -------------  ------------- --------------  ------------- ---------------
                                                               (In Millions)

Fixed maturities:
  Corporate.............  $     2,043    $      (54)    $    2,023    $     (181)    $    4,066     $     (235)
  U.S. Treasury,
    government and
    agency..............        1,592          (152)             -             -          1,592           (152)
  States and political
    subdivisions........          210           (10)            23            (4)           233            (14)
  Foreign governments...           41             -              5             -             46              -
  Commercial mortgage-
     backed.............           34           (16)         1,349          (476)         1,383           (492)
  Residential mortgage-
     backed.............           54             -              2             -             56              -
  Asset-backed..........           48            (9)            69           (13)           117            (22)
  Redeemable
    preferred stock.....           51            (7)         1,283          (216)         1,334           (223)
                          ------------   ------------   ------------  -------------  -------------  ---------------

Total...................  $     4,073    $     (248)    $    4,754    $     (890)    $    8,827     $   (1,138)
                          ============   ============   ============  =============  =============  ===============

    (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance.

     The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of .35% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2010 and 2009 were $142 million and $150 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2010 and 2009, respectively, approximately $2,303 million and $2,212 million, or 8% and 8%, of the $28,181 million and $27,497 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $361 million and $456 million at December 31, 2010 and 2009, respectively.

     The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2010 and 2009, respectively, the Company owned $30 million and $37 million in RMBS backed by subprime residential mortgage loans, and $17 million and $23 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

     At December 31, 2010, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $26 million.

     For 2010, 2009 and 2008, respectively, investment income is shown net of investment expenses of $60 million, $77 million and $101 million.

     At December 31, 2010 and 2009, respectively, the amortized cost of the Company's trading account securities was $482 million and $332 million with respective fair values of $506 million and $485 million. Also at December 31, 2010 and 2009, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $42 million and $38 million and costs of $41 million and $35 million as well as other equity securities with carrying values of $23 million and $54 million and costs of $26 million and $44 million.

     In 2010, 2009 and 2008, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $39 million, $133 million and $(388) million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings
     (loss).

     Mortgage Loans
     --------------

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $0 million and $0 million at December 31, 2010 and 2009, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $0 million and $0 million in 2010, 2009 and 2008, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $0 million and $0 million in 2010, 2009 and 2008, respectively.

     Valuation Allowances for Mortgage Loans:
     ----------------------------------------

     Allowance for credit losses for mortgage loans in 2010 are as follows:


                                                                                  MORTGAGE LOANS
                                                               -----------------------------------------------------
                                                                 COMMERCIAL         AGRICULTURAL          TOTAL
                                                               ---------------     ---------------     -------------
ALLOWANCE FOR CREDIT LOSSES:                                                        (IN MILLIONS)
Beginning balance, January 1............................       $          -       $          -        $          -
      Charge-offs.......................................                  -                  -                   -
      Recoveries........................................                  -                  -                   -
      Provision.........................................                 18                  -                  18
                                                               --------------     --------------      --------------
Ending Balance, December 31.............................       $         18       $          -                  18
                                                               ==============     ==============      ==============

Ending Balance, December 31:
      Individually Evaluated for Impairment.............       $         18       $          -        $         18
                                                               ==============     ==============      ==============

      Collectively Evaluated for Impairment.............       $          -       $          -        $          -
                                                               ==============     ==============      ==============

      Loans Acquired with Deteriorated
         Credit Quality.................................       $          -       $          -        $          -
                                                               ==============     ==============      ==============


     Investment valuation allowances for mortgage loans and changes for 2009 and 2008 follow:

                                                                   2009              2008
                                                             -----------------  ----------------
                                                                       (In Millions)
       Balances, beginning of year.......................    $         -        $         1
       Additions charged to income.......................              -                  -
       Deductions for writedowns and
         asset dispositions..............................              -                 (1)
                                                             -----------------  ----------------
       Balances, End of Year.............................    $         -        $         -
                                                             =================  ================

       Balances, end of year comprise:
         Mortgage loans on real estate...................    $         -        $         -
                                                             -----------------  ----------------
       Total    .........................................    $         -        $         -
                                                             =================  ================

     The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following table provides information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2010.

        MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2010
                          DEBT SERVICE COVERAGE RATIO

                                                        COMMERCIAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $      59   $       -  $      -    $      52  $       -   $       -  $     111
   50% - 70%.............               32         109        111         467         55           -        774
   70% - 90%.............              194          35        406         402        124          50      1,211
   90% plus..............                -           -         87          24        402          61        574
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Commercial
   Mortgage Loans........        $     285   $     144  $     604   $     945  $     581   $     111  $   2,670
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                       AGRICULTURAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $     155   $      80  $     162   $     243  $     186   $       5  $     831
   50% - 70%.............               52          13        134         150        107          24        480
   70% - 90%.............                -           -          -           -          -           -          -
   90% plus..............                -           -          -           -          3           -          3
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Agricultural
   Mortgage Loans........        $     207   $      93  $     296   $     393  $     296   $      29  $   1,314
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------

                                                           TOTAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $     214   $      80  $     162   $     295  $     186   $       5  $     942
   50% - 70%.............               84         122        245         617        162          24      1,254
   70% - 90%.............              194          35        406         402        124          50      1,211
   90% plus..............                -           -         87          24        405          61        577
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Mortgage Loans.....        $     492   $     237  $     900   $   1,338  $     877   $     140  $   3,984
                                 =========   =========  =========   =========  =========   =========  =========

  (1) The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.

  (2) The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

     The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2010.


                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                                                        RECORDED
                                                              GREATER                                                  INVESTMENT
                                                                THAN                                      TOTAL         > 90 DAYS
                                     30-59         60-89         90                                     FINANCING          AND
                                      DAYS         DAYS         DAYS       TOTAL           CURRENT     RECEIVABLES      ACCRUING
                                  ----------    ----------   ---------   ----------       ----------    ----------      ---------
                                                                            (IN MILLIONS)
Total Mortgage Loans:
    Commercial ............       $        -    $        -   $       -   $        -       $    2,670    $    2,670      $       -
    Agricultural...........                -             -           5            5            1,309         1,314              3
                                  ----------    ----------   ---------   ----------       ----------    ----------      ---------
TOTAL......................       $        -    $        -   $       5   $        5       $    3,979    $    3,984      $       3
                                  ==========    ==========   =========   ==========       ==========    ===========     =========


    The following table provides information regarding impaired loans at December 31, 2010:


                            IMPAIRED MORTGAGE LOANS

                                                  UNPAID                       AVERAGE        INTEREST
                                  RECORDED      PRINCIPAL       RELATED        RECORDED        INCOME
                                  INVESTMENT     BALANCE       ALLOWANCE      INVESTMENT     RECOGNIZED
                                  ----------    ---------      ---------      ----------     ----------
                                                               (IN MILLIONS)
With no related
  allowance recorded:
  Commercial mortgage
    loans- other...........       $        -    $       -      $       -      $        -     $        -
  Agricultural mortgage
    loans..................                3            3              -               -              -
                                  ----------    ---------      ---------      ----------     ----------
TOTAL......................       $        3    $       3      $       -      $        -     $        -
                                  ==========    =========      =========      ==========     ==========

With related
  allowance recorded:
  Commercial mortgage
    loans- other...........       $      122    $     122      $     (18)     $       24     $        2
  Agricultural mortgage
    loans..................                -            -              -               -              -
                                  ----------    ---------      ---------      ----------     ----------
TOTAL......................       $      122    $     122      $     (18)     $       24     $        2
                                  ==========    =========      =========      ==========     ==========

     During 2009 and 2008, respectively, the Company's average recorded investment in impaired mortgage loans was $0 million and $8 million. Interest income recognized on these impaired mortgage loans totaled $0 million and $1 million for 2009 and 2008 respectively.

     There were no impaired mortgage loans with the related investment valuation allowances at December 31, 2009.

     Equity Real Estate
     ------------------

     The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2010 and 2009, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2010, 2009 and 2008 no real estate was acquired in satisfaction of debt.

     Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2010 and 2009, respectively. Depreciation expense on real estate totaled $0 million, $8 million and $18 million for 2010, 2009 and 2008, respectively.

     At December 31, 2010 and 2009, AXA Equitable's equity real estate portfolio had no valuation allowances.

     Equity Method Investments
     -------------------------

     Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,459 million and $1,308 million, respectively, at December 31, 2010 and 2009. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $131 million and $91 million, respectively, at December 31, 2010 and 2009. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $173 million, $(78) million and $(58) million, respectively, for 2010, 2009 and 2008.

     Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater (3 and 3 individual ventures at December 31, 2010 and 2009, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:


                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       BALANCE SHEETS
       Investments in real estate, at depreciated cost.....................   $      557        $       547
       Investments in securities, generally at fair value..................           40                 34
       Cash and cash equivalents...........................................            4                 20
       Other assets........................................................           62                  1
                                                                             ----------------  -----------------
       Total Assets........................................................   $      663        $       602
                                                                             ================  =================

       Borrowed funds - third party........................................   $      299        $       310
       Other liabilities...................................................            7                 15
                                                                             ----------------  -----------------
       Total liabilities...................................................          306                325
                                                                             ----------------  -----------------

       Partners' capital...................................................          357                277
                                                                             ----------------  -----------------
       Total Liabilities and Partners' Capital.............................   $      663        $       602
                                                                             ================  =================

       The Company's Carrying Value in
         Those Entities Included Above.....................................   $      196        $       155
                                                                             ================  =================

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       STATEMENTS OF EARNINGS (LOSS)
       Revenues of real estate joint ventures............  $     110          $       30        $        60
       Net revenues of other limited partnership
         interests.........................................        3                  (5)                 -
       Interest expense - third party....................        (22)                 (7)               (14)
       Other expenses....................................        (59)                (17)               (37)
                                                          ----------------   ----------------  -----------------
       Net Earnings (Loss)...............................  $      32          $        1        $         9
                                                          ================   ================  =================

       The Company's Equity in Net Earnings (Loss) of
         Those Entities Included Above................... $       18         $         2       $         12
                                                          ================   ================  =================

     Derivatives
     -----------

     The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.


                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                     FAIR VALUE
                                                         ----------------------------------    GAINS (LOSSES)
                                          NOTIONAL            ASSET            LIABILITY       REPORTED IN NET
                                           AMOUNT          DERIVATIVES        DERIVATIVES      EARNINGS (LOSS)
                                        ------------       -----------        -----------      ---------------
                                                                      (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts (1):
   Futures........................      $      3,772       $          -       $          -     $        (815)
   Swaps..........................               734                  -                 27               (79)
   Options........................             1,070                  5                  1               (49)

Interest rate contracts (1):
   Floors.........................             9,000                326                  -               157
   Swaps      ....................             5,352                201                134               250
   Futures    ....................             5,151                  -                  -               289
   Swaptions  ....................             4,479                171                  -               (38)

Other freestanding contracts (1,4):
   Foreign currency Contracts.....               133                  -                  1                 1
                                                                                               ---------------
   NET INVESTMENT INCOME (LOSS)...                                                                      (284)
                                                                                               ---------------


EMBEDDED DERIVATIVES:
GMIB reinsurance contracts (2)....                 -              4,606                  -             2,350

GWBL and other features (3).......                 -                  -                 38                17
                                        ------------       ------------       ------------     ---------------
Balances, Dec. 31, 2010...........      $     29,691       $      5,309       $        201     $       2,083
                                        ============       ============       ============     ===============


     (1) Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
     (2)  Reported in Other assets in the consolidated balance sheets.
     (3)  Reported in Future policy benefits and other policyholder liabilities.
     (4)  Reported in Commissions, fees and other income.

                       Derivative Instruments by Category
                   At or For the Year Ended December 31, 2009


                                                                   Fair Value
                                                         --------------------------------      Gains (Losses)
                                                                               Liability       Reported In Net
                                       Notional Amount   Asset Derivatives    Derivatives      Earnings (Loss)
                                       ---------------   -----------------    -----------      ---------------
                                                                     (In Millions)
Freestanding derivatives:
Equity contracts(1):
   Futures........................      $      3,399       $          -       $          -      $     (1,142)
   Swaps..........................               801                  1                 19              (271)
   Options........................            11,650                920              1,139              (818)

Interest rate contracts (1):
   Floors.........................            15,000                300                  -              (128)
   Swaps..........................             2,100                 86                 25              (178)
   Futures........................             3,791                  -                  -              (526)
   Swaptions......................             1,200                 44                  -               (17)

Other freestanding contracts (2):.                 -                  -                  -                 -

                                                                                                ------------
   Net investment income (loss)                                                                       (3,080)
                                                                                                ------------
Embedded derivatives:
GMIB reinsurance contracts (2)....                 -              2,256                  -            (2,566)

GWBL and other features (3).......                 -                  -                 55               218
                                        ------------       ------------       ------------      ------------
Balances, Dec. 31, 2009...........      $     37,941       $      3,607       $      1,238      $     (5,428)
                                        ============       ============       ============      ============

     (1)  Reported in Other invested assets in the consolidated balance sheets.
     (2)  Reported in Other assets in the consolidated balance sheets.
     (3)  Reported in Future policy benefits and other policyholder liabilities.

4)   GOODWILL AND OTHER INTANGIBLE ASSETS

     The carrying value of goodwill related to AllianceBernstein totaled $3,456 million and $3,410 million at December 31, 2010 and 2009, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2010 and 2009 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

     The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2010, the impairment test indicated that goodwill was not impaired.

     The gross carrying amount of AllianceBernstein related intangible assets were $559 million and $555 million at December 31, 2010 and 2009, respectively and the accumulated amortization of these intangible assets were $313 million and $289 million at December 31, 2010 and 2009, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $24 million and $24 million for 2010, 2009 and 2008, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2010, management determined that these intangible assets were not impaired.

     On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of a $14 million cash payment, $3 million of assumed liabilities and $32 million of contingent consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill.

     At December 31, 2010 and 2009, respectively, net deferred sales commissions totaled $76 million and $90 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2010 net asset balance for each of the next five years is $34 million, $20 million, $15 million, $6 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2010, AllianceBernstein determined that the deferred sales commission asset was not impaired.

     If market conditions deteriorate significantly and securities valuations remain depressed for prolonged periods of time, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2010 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings (loss).

5)  CLOSED BLOCKS

    Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                            DECEMBER 31,
                                                                                -------------------------------------
                                                                                      2010                2009
                                                                                -----------------    ----------------
                                                                                           (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other...    $     8,272          $    8,412
        Policyholder dividend obligation....................................            119                   -
        Other liabilities...................................................            142                  70
                                                                                -----------------    ----------------
        Total Closed Block liabilities......................................          8,533               8,482
                                                                                -----------------    ----------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
          cost of $5,416 and $5,575)........................................          5,605               5,631
        Mortgage loans on real estate.......................................            981               1,029
        Policy loans........................................................          1,119               1,158
        Cash and other invested assets......................................            281                  68
        Other assets........................................................            245                 264
                                                                                -----------------    ----------------
        Total assets designated to the Closed Block.........................          8,231               8,150
                                                                                -----------------    ----------------

        Excess of Closed Block liabilities over assets designated to
          the Closed Block..................................................            302                 332

        Amounts included in accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses) net of deferred income tax (expense) benefit of $(28) and $(23) and policyholder
             dividend obligation of $(119) and $0...........................             53                  44
                                                                                -----------------    ----------------

        Maximum Future Earnings To Be Recognized From Closed Block
          Assets and Liabilities............................................    $       355          $      376
                                                                                =================    ================

       AXA Equitable's Closed Block revenues and expenses follow:

                                                                 2010              2009              2008
                                                            ----------------  ----------------  ----------------
                                                                               (IN MILLIONS)

        REVENUES:
        Premiums and other income.......................... $     365         $     382          $     393
        Investment income (loss) (net of investment
           expenses of $0, $1, and $0).....................       468               482                496
        Investment gains (losses), net:
           Total OTTI losses...............................       (31)              (10)               (46)
            Portion of loss recognized in
              other comprehensive income (loss)............         1                 -                  -
                                                            ---------------- -----------------  ----------------
                Net impairment losses recognized...........       (30)              (10)               (46)
            Other investment gains (losses), net...........         7                 -                 (2)
                                                            ---------------- -----------------  ----------------
                Total investment gains (losses), net.......       (23)              (10)               (48)
                                                            ---------------- -----------------  ----------------
        Total revenues.....................................       810               854                841
                                                            ---------------- -----------------  ----------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends..............       776               812                819
        Other operating costs and expenses.................         2                 2                  7
                                                            ---------------- -----------------  ----------------
        Total benefits and other deductions................       778               814                826
                                                            ---------------- -----------------  ----------------

        Net revenues, before income taxes..................        32                40                 15
        Income tax (expense) benefit.......................       (11)              (14)                (5)
                                                            ---------------- -----------------  ----------------
        Net Revenues....................................... $      21         $      26          $      10
                                                            ================ =================  ================

     A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                                                       DECEMBER 31,
                                                                           -------------------------------------
                                                                                 2010               2009
                                                                           -----------------  ------------------
                                                                                      (IN MILLIONS)
      Balances, beginning of year.........................................  $         -        $        -
      Unrealized investment gains (losses)................................          119                 -
                                                                           -----------------  ------------------
      Balances, End of year...............................................  $       119        $        -
                                                                           =================  ==================

     Impaired mortgage loans along with the related investment valuation allowances follows:


                                                                                     DECEMBER 31,
                                                                          ------------------------------------
                                                                               2010                2009
                                                                          ----------------    ----------------
                                                                                     (IN MILLIONS)

      Impaired mortgage loans with investment valuation allowances....    $        62         $         -
      Impaired mortgage loans without investment valuation allowances.              3                   -
                                                                          ----------------    ----------------
      Recorded investment in impaired mortgage loans..................             65                   -
      Investment valuation allowances.................................             (7)                  -
                                                                          ----------------    ----------------
      Net Impaired Mortgage Loans.....................................    $        58         $         -
                                                                          ================    ================

     During 2010, 2009 and 2008, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $13 million, $0 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1 million, $0 million and $0 million for 2010, 2009 and 2008, respectively.

     Valuation allowances on mortgage loans at December 31, 2010 and 2009 were $7 million and $0 million, respectively. Writedowns of fixed maturities were $30 million, $10 million and $46 million for 2010, 2009 and 2008, respectively.

6)   CONTRACTHOLDER BONUS INTEREST CREDITS

     Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                                        DECEMBER 31,
                                                                             ------------------------------------
                                                                                  2010               2009
                                                                             ----------------  ------------------
                                                                                        (IN MILLIONS)

       Balance, beginning of year..........................................   $    795          $     808
       Contractholder bonus interest credits deferred .....................         39                 61
       Amortization charged to income .....................................        (62)               (74)
                                                                             ----------------  ------------------
       Balance, End of Year ...............................................   $    772          $     795
                                                                             ================  ==================

7)   FAIR VALUE DISCLOSURES

     Assets and liabilities are measured at fair value on a recurring basis and are summarized below:


                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2010

                                                   LEVEL 1            LEVEL 2            LEVEL 3              TOTAL
                                                ---------------    ---------------    ---------------    ----------------
                                                                             (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities, available-for-sale:
      Corporate..........................       $         7        $     21,405       $        320       $     21,732
      U.S. Treasury, government
        and agency.......................                 -               1,916                  -              1,916
      States and political subdivisions..                 -                 462                 49                511
      Foreign governments................                 -                 539                 21                560
      Commercial mortgage-backed.........                 -                   -              1,103              1,103
      Residential mortgage-backed (1)....                 -               1,668                  -              1,668
      Asset-backed (2)...................                 -                  98                148                246
      Redeemable preferred stock.........               207               1,112                  2              1,321
                                                --------------     --------------     --------------     ---------------
        Subtotal.........................               214              27,200              1,643             29,057
                                                --------------     --------------     --------------     ---------------
   Other equity investments..............                53                   -                 13                 66
   Trading securities....................               425                  81                  -                506
   Other invested assets:
      Short-term investments.............                 -                 148                  -                148
      Swaps..............................                 -                  40                  -                 40
      Futures............................                 -                   -                  -                  -
      Options............................                 -                   4                  -                  4
      Floors.............................                 -                 326                  -                326
      Swaptions..........................                 -                 171                  -                171
                                                --------------     --------------     --------------     ---------------
        Subtotal.........................                 -                 689                  -                689
                                                --------------     --------------     --------------     ---------------
Cash equivalents.........................             1,693                   -                  -              1,693
Segregated securities....................                 -               1,110                  -              1,110
GMIB reinsurance contracts...............                 -                   -              4,606              4,606
Separate Accounts' assets................            89,647               2,160                207             92,014
                                                --------------     --------------     --------------     ---------------
        Total Assets.....................       $    92,032        $      31,240      $      6,469       $    129,741
                                                ==============     ==============     ==============     ===============
LIABILITIES
GWBL and other features' liability.......       $         -        $           -      $         38       $         38
                                                --------------     --------------     --------------     ---------------
        Total Liabilities................       $         -        $           -      $         38       $         38
                                                ==============     ==============     ==============     ===============

          (1) Includes publicly traded agency pass-through securities and collateralized obligations.
          (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2009


                                               Level 1            Level 2            Level 3             Total
                                           ----------------   ----------------    ---------------   ----------------
                                                                        (In Millions)
Assets
Investments:
 Fixed maturities, available-for-sale:
    Corporate........................      $         -        $     19,728        $       466       $     20,194
    U.S. Treasury, government
      and agency.....................                -               1,690                  -              1,690
    States and political subdivisions                -                 334                 47                381
    Foreign governments..............                -                 281                 21                302
    Commercial mortgage-backed.......                -                   -              1,490              1,490
    Residential mortgage-backed (1)..                -               1,651                  -              1,651
    Asset-backed (2).................                -                  51                217                268
    Redeemable preferred stock.......              191               1,291                 12              1,494
                                           ---------------    ---------------     --------------    ---------------
      Subtotal.......................              191              25,026              2,253             27,470
 Other equity investments............               90                   -                  1                 91
 Trading securities..................              423                  61                  1                485
 Other invested assets...............                -                 (36)               300                264
Cash equivalents.....................            1,367                   -                  -              1,367
Segregated securities................                -                 986                  -                986
GMIB reinsurance contracts...........                -                   -              2,256              2,256
Separate Accounts' assets............           82,102               1,684                230             84,016
                                           ---------------    ---------------     --------------    ---------------
    Total Assets.....................      $    84,173        $      27,721       $     5,041       $    116,935
                                           ===============    ===============     ==============    ===============

Liabilities
GWBL and other features' liability...      $         -        $           -       $        55       $         55
                                           ---------------    ---------------     --------------    ---------------
    Total Liabilities................      $         -        $           -       $        55       $         55
                                           ===============    ===============     ==============    ===============

   (1) Includes publicly traded agency pass-through securities and collateralized obligations.
   (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

     In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

     The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2010 and 2009, respectively:


                                                      LEVEL 3 INSTRUMENTS
                                                    FAIR VALUE MEASUREMENTS
                                                         (IN MILLIONS)

                                                 U.S.
                                              TREASURY,    STATE AND                 COMMERCIAL      RESIDENTIAL
                                               GOVT AND    POLITICAL     FOREIGN      MORTGAGE-        MORTGAGE-       ASSET-
                                 CORPORATE      AGENCY   SUB-DIVISIONS    GOVTS        BACKED           BACKED         BACKED
                                 ---------    ---------  -------------  ---------    ----------      -----------     ---------
Balance, January 1, 2010....     $     466    $       -     $      47   $      21     $   1,490       $       -      $     217
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (loss) as:
    Net investment
      income (loss).........             4            -             -           -             2               -              -
    Investment gains
      (losses), net.........             6            -             -           -          (271)              -              1
    Increase (decrease) in
     the fair value of the
     reinsurance contracts..             -            -             -           -             -               -              -
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
      Subtotal..............            10            -             -           -          (269)              -              1
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
   Other comprehensive
    income (loss)...........             3            -             3           -           119               -             14
Purchases/issuances.........            22            -             -           -             -               -              -
Sales/settlements...........           (88)           -            (1)          -          (237)              -            (40)
Transfers into/out of
 Level 3 (2)................           (93)           -             -           -             -               -            (44)
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
Balance, Dec. 31, 2010......     $     320    $       -     $      49   $      21     $   1,103       $       -      $     148
                                 =========    =========   ===========   =========    ==========      ==========      =========


   (1)  Includes Trading Securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                         GWBL
                                         REDEEMABLE        OTHER             OTHER         GMIB           SEPARATE     AND OTHER
                                          PREFERRED        EQUITY           INVESTED    REINSURANCE       ACCOUNTS      FEATURES
                                           STOCK        INVESTMENTS(1)       ASSETS        ASSET           ASSETS      LIABILITY
                                         ----------     --------------     ----------   -----------      ----------    ----------
Balance, January 1, 2010............     $       12     $          2       $      300    $    2,256      $      230    $       55
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (loss) as:
    Net investment income (loss)....              -                -                -             -               -             -
    Investment gains (losses), net..              4                -                -             -             (22)            -
    Increase (decrease) in
     the fair value of the
     reinsurance contracts..........              -                -                -         2,150               -             -
    Policyholders' benefits.........              -                -                -             -               -           (34)
                                         ----------     ------------       ----------   -----------      ----------    ----------
      Subtotal......................              4                -                -         2,150             (22)          (34)
                                         ----------     ------------       ----------   -----------      ----------    ----------
   Other comprehensive
     income (loss)..................              -                -                -             -               -             -
Purchases/issuances.................              -                -                -           200               2            17
Sales/settlements...................            (14)              (2)               -             -              (8)            -
Transfers into/out of
 Level 3 (2)........................              -               13             (300)            -               5             -
                                         ----------     ------------       ----------   -----------      ----------    ----------
Balance, Dec. 31, 2010..............     $        2     $         13       $        -    $    4,606      $      207    $       38
                                         ==========     ============       ==========   ===========      ==========    ==========


   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                 U.S.                       State and        Commer-        Residen-
                                               Treasury,                    Political         cial            tial
                                               Govt and       Foreign          Sub-         Mortgage-       Mortgage       Asset-
                                Corporate       Agency         Govts        divisions        backed          backed        backed
                               -----------    ----------     ---------     -----------     ----------       --------       -------
Balance, January 1, 2009..     $       411    $       -      $      64     $        55     $    1,587       $      -       $   304
 Total gains (losses),
  realized and unrealized,
  included in:
  Earnings (Loss) as:
  Net investment
    income (loss).........               2            -              -               -              3              -            (1)
  Investment gains
   (losses), net..........             (40)           -              -               -            (24)             -           (20)
  Increase (decrease) in
   the fair value of the
   reinsurance contracts..               -            -              -               -              -              -             -
                               -----------    ----------     ---------     -----------     ----------       --------       -------
     Subtotal.............             (38)           -              -               -            (21)             -           (21)
                               -----------    ----------     ---------     -----------     ----------       --------       -------
 Other comprehensive
  income (loss)...........              14            -              3              (7)            49              -            20
Purchases/issuances......              107            -              1               -              -              -             -
Sales/settlements.........             (41)           -              -              (1)          (127)             -           (48)
Transfers into/out of
  Level 3 (2).............              13            -            (47)              -              2              -           (38)
                               -----------    ----------     ---------     -----------     ----------       --------       -------
Balance, Dec. 31, 2009....     $       466    $       -      $      21     $        47     $    1,490       $      -       $   217
                               ===========    ==========     =========     ===========     ==========       ========       =======

   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                  Redeem-                                                                                GWBL
                                   able             Other              Other           GMIB            Separate       and Other
                                 Preferred         Equity             Invested      Reinsurance         Accounts       Features
                                   Stock        Investments(1)         Assets          Asset             Assets       Liability
                                -----------     --------------      ------------    -----------       -----------     ----------
Balance, January 1, 2009....    $         2       $       2          $      547      $    4,822        $      334      $    273
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (Loss) as:
  Net investment
    income (loss) ..........              -               -                (357)              -                 -             -
  Investment gains
   (losses), net............            (45)              -                   -               -               (95)            -
  Increase (decrease)
   in the fair value of the
   reinsurance contracts....              -               -                   -          (2,746)                -             -
  Policyholders' benefits...              -               -                   -               -                 -          (230)
                                -----------     -------------        -----------     -----------       -----------    -----------
     Subtotal...............            (45)              -                (357)         (2,746)              (95)         (230)
                                -----------     -------------        -----------     -----------       -----------    -----------
 Other comprehensive
  income (loss).............             34               -                   -               -                 -             -
Purchases/issuances.........              -               -                   -             180                 1            12
Sales/settlements...........              -              (1)                110               -                (7)            -
Transfers into/out of
  Level 3 (2)...............             21               1                   -               -                (3)            -
                                -----------     -------------        -----------     -----------       -----------    -----------
Balance, Dec. 31, 2009......    $        12       $       2          $      300      $    2,256        $      230      $     55
                                ===========     =============        ===========     ===========       ===========    ===========

   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

    The table below details changes in unrealized gains (losses) for 2010 and 2009 by category for Level 3 assets still held at December 31, 2010 and 2009, respectively:

                                                         EARNINGS (LOSS)
                                        --------------------------------------------------
                                                                              INCREASE
                                            NET           INVESTMENT       (DECREASE) IN
                                         INVESTMENT          GAINS         FAIR VALUE OF                             POLICY-
                                           INCOME          (LOSSES),        REINSURANCE                             HOLDERS'
                                           (LOSS)             NET            CONTRACTS             OCI              BENEFITS
                                        -------------    --------------    ---------------    ---------------    ----------------
                                                                             (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2010
STILL HELD AT DECEMBER 31, 2010:
   Change in unrealized
   gains (losses):
     Fixed maturities,
      available-for-sale:
        Corporate...................    $      -         $       -         $        -         $       10         $           -
        U.S. Treasury, government
          and agency................           -                 -                  -                  -                     -
        State and political
          subdivisions..............           -                 -                  -                  2                     -
        Foreign governments.........           -                 -                  -                  1                     -
        Commercial
          mortgage-backed...........           -                 -                  -                 92                     -
        Residential
          mortgage-backed...........           -                 -                  -                  -                     -
        Asset-backed................           -                 -                  -                 13                     -
        Redeemable preferred stock..           -                 -                  -                  -                     -
                                        ------------     --------------    --------------     --------------     ---------------
            Subtotal................           -                 -                  -                118                     -
                                        ------------     --------------    --------------     --------------     ---------------
      Equity securities,
        available-for-sale..........           -                 -                  -                  -                     -
     Other equity investments.......           -                 -                  -                  -                     -
     Other invested assets..........           -                 -                  -                  -                     -
     Cash equivalents...............           -                 -                  -                  -                     -
     Segregated securities..........           -                 -                  -                  -                     -
     GMIB reinsurance contracts.....           -                 -              2,350                  -                     -
     Separate Accounts' assets......           -               (21)                 -                  -                     -
     GWBL and other
        features' liability.........           -                 -                  -                  -                    17
                                        ------------     --------------    --------------     --------------     ---------------
         Total......................    $      -         $     (21)        $    2,350         $      118         $          17
                                        ============     ==============    ==============     ==============     ===============

                                                        Earnings (Loss)
                                      ----------------------------------------------------
                                                                              Increase
                                            Net            Investment      (Decrease) in
                                        Investment           Gains         Fair Value of                             Policy-
                                          Income           (Losses),        Reinsurance                             holders'
                                          (Loss)              Net            Contracts             OCI              Benefits
                                      ----------------    -------------    ---------------    ---------------    ----------------
                                                                            (In Millions)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized
   gains (losses)
     Fixed maturities,
      available-for-sale:
        Corporate...................  $         -        $       -         $        -         $       (2)        $         -
        U.S. Treasury, government
          and agency................            -                -                  -                  -                   -
        State and political
          subdivisions..............            -                -                  -                 (7)                  -
        Foreign governments.........            -                -                  -                  2                   -
        Commercial
          mortgage-backed...........            -                -                  -                 37                   -
        Residential
          mortgage-backed...........            -                -                  -                  -                   -
        Asset-backed................            -                -                  -                  7                   -
        Redeemable preferred stock..            -                -                  -                 34                   -
                                      ----------------    -------------    ---------------    ---------------    ----------------
            Subtotal................            -                -                  -                 71                   -
                                      ----------------    -------------    ---------------    ---------------    ----------------
      Equity securities,
        available for sale..........            -                -                  -                  -                   -
     Other equity investments.......            -                -                  -                  -                   -
     Other invested assets..........         (247)               -                  -                  -                   -
     Cash equivalents...............            -                -                  -                  -                   -
     Segregated securities..........            -                -                  -                  -                   -
     GMIB reinsurance contracts.....            -                -             (2,566)                 -                   -
     Separate Accounts' assets......            -              (96)                 -                  -                   -
     GWBL and other
        features' liability.........            -                -                  -                  -                 218
                                      ----------------    -------------    ---------------    ---------------    ----------------
         Total......................  $      (247)        $    (96)        $   (2,566)        $       71         $       218
                                      ================    =============    ===============    ===============    ================

     The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented in the table below.


                                                                        DECEMBER 31,
                                              ------------------------------------------------------------------
                                                           2010                              2009
                                              --------------------------------  --------------------------------
                                                 CARRYING           FAIR           Carrying           Fair
                                                  VALUE            VALUE            Value            Value
                                              ---------------  ---------------  ---------------  ---------------
                                                                        (IN MILLIONS)

       Consolidated:
       -------------
         Mortgage loans on real estate.......  $    3,571       $    3,669       $    3,555       $   3,547
         Other limited partnership interests.       1,451            1,451            1,308           1,308
         Policyholders liabilities:
           Investment contracts..............       2,609            2,679            2,721           2,729
         Long-term debt......................         200              228              200             226
         Loans to affiliates.................       1,045            1,101            1,048           1,077
       Closed Blocks:
       --------------
         Mortgage loans on real estate.......  $      981       $    1,015       $    1,029       $   1,021
         Other equity investments............           1                1                2               2
         SCNILC liability....................           7                7                8               8



8)   GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

     A)  Variable Annuity Contracts - GMDB, GMIB and GWBL
         ------------------------------------------------

     The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

       o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

       o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

       o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

       o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or an annual reset; or

       o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

    The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:


                                                               GMDB               GMIB              TOTAL
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)

       Balance at January 1, 2008........................  $     253          $      310        $       563
         Paid guarantee benefits.........................        (73)                 (8)               (81)
         Other changes in reserve........................        801               1,678              2,479
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2008......................        981               1,980              2,961
         Paid guarantee benefits.........................       (249)                (58)              (307)
         Other changes in reserve........................        355                (364)                (9)
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2009......................      1,087               1,558              2,645
         Paid guarantee benefits.........................       (208)                (45)              (253)
         Other changes in reserve........................        386                 798              1,184
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2010......................  $   1,265          $    2,311        $     3,576
                                                          ================   ================  =================

      Related GMDB reinsurance ceded amounts were:

                                                               GMDB
                                                          ----------------
                                                           (IN MILLIONS)

       Balance at January 1, 2008........................  $      27
         Paid guarantee benefits.........................         (7)
         Other changes in reserve........................        307
                                                          ----------------
       Balance at December 31, 2008......................        327
         Paid guarantee benefits.........................        (86)
         Other changes in reserve........................        164
                                                          ----------------
       Balance at December 31, 2009......................        405
         Paid guarantee benefits.........................        (81)
         Other changes in reserve........................        209
                                                          ----------------
       Balance at December 31, 2010......................  $     533
                                                          ================

    The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

    The December 31, 2010 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:


                                                 RETURN
                                                   OF
                                                 PREMIUM        RATCHET        ROLL-UP          COMBO         TOTAL
                                             --------------  -------------  --------------  -------------  -------------
                                                                        (DOLLARS IN MILLIONS)
      GMDB:
      -----
        Account values invested in:
           General Account................    $   11,588     $     253       $      141    $       501    $    12,483
           Separate Accounts..............    $   29,171     $   7,591       $    4,263    $    34,802    $    75,827
        Net amount at risk, gross.........    $    1,114     $   1,071       $    2,607    $     9,999    $    14,791
        Net amount at risk, net of
           amounts reinsured..............    $    1,114     $     684       $    1,737    $     3,950    $     7,485
        Average attained age
            of contractholders............            50.0          62.7             67.8           63.2           53.8
        Percentage of contractholders
           over age 70....................             7.7%         26.0%            44.5%          26.0%          13.4%
        Range of contractually specified
           interest rates................           N/A            N/A            3%-6%         3%-6.5%       3%-6.5%

      GMIB:
      -----
        Account values invested in:
           General Account................          N/A            N/A       $       31    $       607    $       638
           Separate Accounts..............          N/A            N/A       $    2,862    $    47,430    $    50,292
        Net amount at risk, gross.........          N/A            N/A       $    1,314    $     1,330    $     2,644
        Net amount at risk, net of
           amounts reinsured..............          N/A            N/A       $      387    $       313    $       700
        Weighted average years remaining
           until annuitization............          N/A            N/A                 .7            6.1            5.7
        Range of contractually
           specified interest rates......           N/A            N/A            3%-6%         3%-6.5%       3%-6.5%


    The GWBL and other guaranteed benefits related liability not included above, were $38 million and $55 million at December 31, 2010 and 2009, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

     B) Separate Account Investments by Investment Category Underlying GMDB and
        -----------------------------------------------------------------------
        GMIB Features
        -------------

     The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:



              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       GMDB:
          Equity...........................................................   $     48,904      $      41,447
          Fixed income.....................................................          3,980              3,957
          Balanced.........................................................         22,230             20,940
          Other............................................................            713              2,246
                                                                             ----------------  -----------------
          Total............................................................   $     75,827      $      68,590
                                                                             ================  =================

       GMIB:
          Equity...........................................................   $     31,837      $      27,837
          Fixed income.....................................................          2,456              2,514
          Balanced.........................................................         15,629             15,351
          Other............................................................            370                618
                                                                             ----------------  -----------------
          Total............................................................   $     50,292      $      46,320
                                                                             ================  =================

     C) Hedging Programs for GMDB, GMIB and GWBL Features
        -------------------------------------------------

     Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative instruments, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, variance swaps and swaptions as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2010, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $39,377 million and $5,593 million, respectively, with the GMDB feature and $20,512 million and $320 million, respectively, with the GMIB feature.

     These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

     D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
        ------------------------------------------------------------------
        Guarantee
        ---------

     The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

     The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:


                                                              DIRECT           REINSURANCE
                                                             LIABILITY            CEDED               NET
                                                          ----------------   ----------------   ----------------
                                                                              (IN MILLIONS)

       Balance at January 1, 2008........................  $      135         $     (108)        $       27
          Other changes in reserves......................          68                (45)                23
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2008......................         203               (153)                50
          Other changes in reserves......................          52                (21)                31
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2009......................         255               (174)                81
          Other changes in reserves......................         120                (57)                63
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2010......................  $      375         $     (231)        $      144
                                                          ================   ================   ================


9)   REINSURANCE AGREEMENTS

     The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

     The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

     At December 31, 2010, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 42.9%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 73.5% of its current liability exposure resulting from the GMIB feature. See Note 8.

     Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2010 and 2009 were $4,606 million and $2,256 million, respectively. The increases (decreases) in estimated fair value were $2,350 million, $(2,566) million and $1,567 million for 2010, 2009 and 2008, respectively.

     At December 31, 2010 and 2009, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,332 million and $2,338 million of which $1,913 million and 2,077 million related to two specific reinsurers with AA-/A rating with the remainder of the reinsurers rated BBB and above. At December 31, 2010 and 2009, affiliated reinsurance recoverables related to insurance contracts amounted to $920 million and $690 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

     Reinsurance payables related to insurance contracts totaling $74 million and $80 million are included in other liabilities in the consolidated balance sheets at December 31, 2010 and 2009, respectively.

     The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $195 million and $207 million at December 31, 2010 and 2009, respectively.

     The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

     The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2010 and 2009 were $685 million and $648 million, respectively.

     The following table summarizes the effect of reinsurance:

                                                             2010               2009               2008
                                                        ----------------   ----------------  -----------------
                                                                            (IN MILLIONS)
     Direct premiums...................................  $     903          $      838        $       848
     Reinsurance assumed...............................        213                 202                194
     Reinsurance ceded.................................       (586)               (609)              (283)
                                                        ----------------   ----------------  -----------------
     Premiums .........................................  $     530          $      431        $       759
                                                        ================   ================  =================

     Universal Life and Investment-type Product
       Policy Fee Income Ceded.........................  $     210          $      197        $       169
                                                        ================   ================  =================
     Policyholders' Benefits Ceded.....................  $     536          $      485        $     1,222
                                                        ================   ================  =================
     Interest Credited to Policyholders' Account
       Balances Ceded..................................  $       -          $        -        $        33
                                                        ================   ================  =================

     Individual Disability Income and Major Medical
     ----------------------------------------------

     Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $90 million and $92 million at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, respectively, $1,622 million and $1,667 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:


                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Incurred benefits related to current year.........  $      30          $       38        $        36
       Incurred benefits related to prior years..........         10                   6                  4
                                                          ----------------   ----------------  -----------------
       Total Incurred Benefits...........................  $      40          $       44        $        40
                                                          ================   ================  =================

       Benefits paid related to current year.............  $      12          $       13        $        11
       Benefits paid related to prior years..............         30                  34                 29
                                                          ----------------   ----------------  -----------------
       Total Benefits Paid...............................  $      42          $       47        $        40
                                                          ================   ================  =================

10)    SHORT-TERM AND LONG-TERM DEBT

       Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                           -------------------------------------
                                                                                 2010                2009
                                                                           -----------------   -----------------
                                                                                      (IN MILLIONS)
       Short-term debt:
       AllianceBernstein commercial paper
         (with interest rates of 0.3% and 0.2%)...........................  $      225          $       249
                                                                           -----------------   -----------------
       Total short-term debt..............................................         225                  249
                                                                           -----------------   -----------------

       Long-term debt:
       AXA Equitable:
         Surplus Notes, 7.70%, due 2015...................................         200                  200
                                                                           -----------------   -----------------
       Total long-term debt...............................................         200                  200
                                                                           -----------------   -----------------

       Total Short-term and Long-term Debt................................  $      425          $       449
                                                                           =================   =================

     Short-term Debt
     -----------------

     AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($13 million, as of December 31, 2010). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2010, there were no outstanding borrowings from FHLBNY.

     On December 9, 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1.00 billion with SCB LLC as an additional borrower.

     The 2010 AB Credit Facility replaces AllianceBernstein's existing $1.95 billion of committed credit lines (comprised of two separate lines - a $1.00 billion committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

     The 2010 AB Credit Facility will be available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1.00 billion commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

     As of December 31, 2010 and 2009, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

     In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $125 million while three lines have no stated limit.

     Long-term Debt
     --------------

     At December 31, 2010, the Company was not in breach of any long-term debt covenants.

11)  RELATED PARTY TRANSACTIONS

     Loans to Affiliates
     -------------------

     In September 2007, AXA issued $650 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

     On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

     Loans from Affiliates
     ---------------------

     In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

     In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

     In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

     Other Transactions
     ------------------

     The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $59 million, $56 million and $76 million, respectively, for 2010, 2009 and 2008.

     In 2010, 2009 and 2008, respectively, the Company paid AXA Distribution and its subsidiaries $647 million, $634 million and $754 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $428 million, $402 million and $321 million, respectively, for their applicable share of operating expenses in 2010, 2009 and 2008, pursuant to the Agreements for Services.

     In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Bermuda, an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,893 million equal to the market value of the insurance liabilities assumed by AXA Financial (Bermuda) Ltd. ("AXA Bermuda") and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda manages the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,386 resulting in a cost of reinsurance of $3,507 million. The cost of this arrangement was deferred and is being amortized over the life of the underlying annuity contracts. Amortization of the cost was $274 million and $318 million in 2010 and 2009, respectively.

     Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2010, 2009 and 2008 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $0 million, $1 million and $0 million, respectively.

     AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2010, 2009 and 2008 totaled approximately $9 million, $8 million and $6 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $1 million, $1 million and $0 million, respectively.

     Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2010, 2009 and 2008 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $4 million, $5 million and $4 million, respectively. Premiums earned in 2010, 2009 and 2008 from MONY Life Insurance Company of America totaled approximately $0 million, $0 million and $1 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $1 million, $0 million and $12 million respectively. Premiums earned in 2010, 2009 and 2008 from US Financial Life Insurance Company totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $10 million, $4 million and $8 million, respectively.

     Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $160 million, $152 million and $158 million in 2010, 2009 and 2008, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $51 million, $50 million and $63 million in 2010, 2009 and 2008, respectively. The net receivable related to these contracts was approximately $9 million and $6 million at December 31, 2010 and 2009, respectively.

     Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                 2010              2009               2008
                                                           -----------------  ----------------  -----------------
                                                                               (IN MILLIONS)
        Investment advisory and services fees............   $       809        $       644       $       864
        Distribution revenues............................           339                277               378
        Other revenues - shareholder servicing fees......            93                 90                99
        Other revenues - other...........................             5                  7                 7
        Institutional research services..................             -                  1                 1

12)  EMPLOYEE BENEFIT PLANS

     The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering its qualifying employees (including certain qualified part-time employees), managers and financial professionals. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

     The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2010 due to the significant uncertainty and complexity of many aspects of the new law.

     Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

     For 2010, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $6 million and $196 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. The Company's (excluding AllianceBernstein) cash contributions during 2011 are estimated to be approximately $283 million. Alliance- Bernstein currently estimates that it will contribute $7 million to its pension plan during 2011.

     Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13 million, which was offset against existing deferred losses in AOCI. In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $4 million in fourth quarter 2008.

     Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Service cost......................................  $      37          $      38         $       42
       Interest cost.....................................        129                136                134
       Expected return on plan assets....................       (115)              (126)              (194)
       Curtailment gain..................................          -                  -                 (4)
       Net amortization..................................        125                 95                 43
       Plan amendments and additions.....................         13                  2                  -
                                                          ----------------   ----------------  -----------------
       Net Periodic Pension Expense......................  $     189          $     145         $       21
                                                          ================   ================  =================

     Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:


                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       Projected benefit obligation, beginning of year.....................   $    2,241        $     2,181
       Service cost........................................................           30                 30
       Interest cost.......................................................          129                136
       Actuarial (gains) losses............................................          171                 69
       Benefits paid.......................................................         (170)              (177)
       Plan amendments and additions.......................................           23                  2
                                                                             ----------------  -----------------
       Projected Benefit Obligation, End of Year...........................   $    2,424        $     2,241
                                                                             ================  =================

     The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                         DECEMBER 31,
                                                                               ----------------------------------
                                                                                    2010              2009
                                                                               ---------------   ----------------
                                                                                         (IN MILLIONS)
       Pension plan assets at fair value, beginning of year...................  $    1,406        $    1,460
       Actual return on plan assets...........................................         106               104
       Contributions..........................................................         202                32
       Benefits paid and fees.................................................        (185)             (190)
                                                                               ---------------   ----------------
       Pension plan assets at fair value, end of year.........................       1,529             1,406
       PBO....................................................................       2,424             2,241
                                                                               ---------------   ----------------
       Excess of PBO Over Pension Plan Assets.................................  $     (895)       $     (835)
                                                                               ===============   ================

     Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $895 million and $835 million at December 31, 2010 and 2009, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,424 million and $1,529 million, respectively, at December 31, 2010 and $2,241 million and $1,406 million, respectively, at December 31, 2009. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,391 million and $1,529 million, respectively, at December 31, 2010 and $2,206 million and $1,406 million, respectively, at December 31, 2009. The accumulated benefit obligation for all defined benefit pension plans were $2,391 million and $2,206 million at December 31, 2010 and 2009, respectively.

     The following table discloses the amounts included in AOCI at December 31, 2010 and 2009 that have not yet been recognized as components of net periodic pension cost:

                                                                                      DECEMBER 31,
                                                                         ---------------------------------------
                                                                               2010                 2009
                                                                         ------------------   ------------------
                                                                                     (IN MILLIONS)
       Unrecognized net actuarial (gain) loss ........................... $      1,554         $     1,493
       Unrecognized prior service cost (credit)..........................            8                   7
                                                                         ------------------   ------------------
            Total ....................................................... $      1,562         $     1,500
                                                                         ==================   ==================

     The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $144 million and $1 million, respectively.

     The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2010 and 2009:

                                                                                       DECEMBER 31,
                                                                         ---------------------------------------
                                                                                  2010               2009
                                                                         ------------------   ------------------
                                                                                       (IN MILLIONS)
       Fixed maturities................................................           48.5%               45.3%
       Equity securities...............................................           37.0                37.0
       Equity real estate..............................................           11.8                11.6
       Cash and short-term investments.................................            2.7                 6.1
                                                                         ------------------   ------------------
          Total .......................................................          100.0%              100.0%
                                                                         ==================   ==================

     The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the respective Investment Committees established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

     In 2010, AXA Equitable qualified pension plans continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded equity futures contracts, and exchange-traded funds that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

     The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2010 and 2009, respectively.


                                                 LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
       DECEMBER 31, 2010                     ---------------  ---------------  ---------------  ---------------
       ASSET CATEGORIES                                                 (IN MILLIONS)
       Fixed maturities:
         Corporate...........................  $        -       $      564       $        -       $     564
         US Treasury, government
           and agency........................           -              148                -             148
         States and political subdivisions...           -                9                -               9
         Foreign governments.................           -                -                -               -
         Commercial mortgage-backed..........           -                -                -               -
         Asset-backed........................           -                -                -               -
         Other structured debt...............           -                -                6               6
       Common and preferred equity...........         410                2                -             412
       Mutual funds..........................         115                -                -             115
       Hedge funds...........................           -                                 -               -
       Derivatives, net......................           1                6                -               7
       Private real estate investment funds..                            -               13              13
       Private investment trusts.............           -               51              163             214
       Commercial mortgages..................           -                -
       Cash and cash equivalents.............           6                2                -               8
       Short-term investments................           2               31                -              33
                                              ---------------  ---------------  ---------------  ---------------
         Total  .............................  $      534       $      813       $      182       $   1,529
                                              ===============  ===============  ===============  ===============

       December 31, 2009
       Asset Categories
       Fixed maturities:
         Corporate...........................  $        -       $      415       $        -       $      415
         US Treasury, government                        -
           and agency........................                          192                -              192
         States and political subdivisions...           -                9                -                9
         Foreign governments.................           -                -                -                -
         Commercial mortgage-backed..........           -                -                -                -
         Asset-backed........................           -                -                -                -
         Other structured debt...............           -                -                7                7
       Common and preferred equity...........         575                1                -              576
       Mutual funds..........................           5                -                -                5
       Hedge funds...........................           -                7                -                7
       Derivatives, net......................         (96)               -                -              (96)
       Private real estate investment funds..           -                -               12               12
       Private investment trusts.............           -               44              147              191
       Commercial mortgages..................           -                -                2                2
       Cash and cash equivalents.............          32                1                -               33
       Short-term investments................          29               24                -               53
                                              ---------------  ---------------  ---------------  ---------------
         Total...............................  $      545       $      693       $      168       $    1,406
                                              ===============  ===============  ===============  ===============

     At December 31, 2010, assets classified as Level 1, Level 2, and Level 3 comprise approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprised approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $163 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

     The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2010 and 2009, respectively.

                                                     PRIVATE REAL
                                                        ESTATE        PRIVATE
                                        FIXED         INVESTMENT     INVESTMENT    COMMERCIAL
                                     MATURITIES(1)       FUNDS         TRUSTS       MORTGAGES       TOTAL
                                     -------------   ------------    ----------    ----------     ----------
                                                                   (IN MILLIONS)
       Balance at
        December 31, 2009..........   $        7     $       12     $      147    $        2      $      168
       Actual return on Plan assets:
          Relating to assets still
           held at December 31, 2010          (1)             1             16             -              16
          Relating to assets sold
           during 2010..............           -              -              -             -               -
       Purchases, sales, issues and
        settlements, net...........            -              -              -            (2)             (2)
       Transfers into/
        out of Level 3.............            -              -              -             -               -
                                      ----------     ----------     ----------    ----------      ----------
       Balance at
        December 31, 2010..........   $        6     $       13     $      163    $        -      $      182
                                      ==========     ==========     ==========    ==========      ==========

       Balance at
        January 1, 2009............   $        6     $       15     $      224    $        2      $      247
       Actual return on Plan
        assets:
          Relating to assets still
           held at December 31, 2009           1             (3)           (77)            -             (79)
       Purchases, sales, issues and
        settlements, net...........            -              -              -             -               -
       Transfers into/
        out of Level 3.............            -              -              -             -               -
                                      ----------     ----------     ----------    ----------      ----------
       Balance at
        December 31, 2009..........   $        7     $       12     $      147    $        2      $      168
                                      ==========     ==========     ==========    ==========      ==========

     (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

     The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2010 and 2009 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2010 and 2009.


                                                                                 2010              2009
                                                                             ------------      ------------
       Discount rates:
         Benefit obligation.............................................         5.25%             6.00%
         Periodic cost..................................................         6.00%             6.50%

       Rates of compensation increase:
         Benefit obligation and periodic cost...........................         6.00%             6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost)...................................         6.75%             6.75%

     The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

     Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $14 million, $16 million and $17 million for 2010, 2009 and 2008, respectively.

     The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2011, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2010 and include benefits attributable to estimated future employee service.


                                                            PENSION
                                                            BENEFITS
                                                        -----------------
                                                          (IN MILLIONS)
                                                        -----------------

       2011...........................................  $       190
       2012...........................................          199
       2013...........................................          198
       2014...........................................          197
       2015...........................................          195
       Years 2016-2020................................          943

     AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of

     AllianceBernstein totaling $216 million, $221 million and $133 million for 2010, 2009 and 2008, respectively. As further described in Note 13, the cost of the 2010 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

13)  SHARE-BASED AND OTHER COMPENSATION PROGRAMS

     AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

     In first quarter 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

     For 2010, 2009 and 2008, respectively, the Company recognized compensation costs of $199 million, $78 million and $34 million for share-based payment arrangements as further described herein.

     Performance Units. On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction of two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

     On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Management Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2010, the expense associated with the March 19, 2010 grant of performance units was approximately $8 million.

     On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4 million and equity settlements of the remainder with approximately 46,615 AXA ADRs for aggregate value of approximately $1 million. The AXA ordinary shares are subject to non-transferability restriction for two years. These AXA ADRs were sourced from settlement on May 10, 2009 of a forward purchase contract entered into on September 26, 2007 by which AXA Financial took delivery of 78,000 shares for payment of approximately $4 million.

     On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance-related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2010 and 2009, the Company recognized compensation expense of approximately $9 million and $5 million in respect of the March 20, 2009 grant of performance units.

     On June 16, 2008, AXA Financial entered into a total return swap and a forward purchase contract on the AXA ADR to limit its price exposure on awards expected to vest on April 1, 2010 under the terms of the AXA Performance Unit Plan 2008. Terms of the swap agreement require quarterly payments by AXA Financial of a LIBOR-based spread in exchange for a total return payment on the AXA ADR based on 773,000 notional shares. The forward purchase contract requires AXA Financial to take delivery of 220,000 AXA ADRs on April 10, 2010 for payment of $33.7329 per share, or approximately $7 million. The forward purchase obligation has been recognized by AXA Financial Group in its consolidated balance sheets at December 31, 2009 as a direct reduction of capital in excess of par value and does not require adjustment in future periods for changes in value.

     On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $19 million and equity settlements of the remainder with approximately 153,494 AXA ADRs for aggregate value of approximately $6 million. The AXA ADRs has a non-transferability restriction for two years which expired in 2010. These AXA ADRs were sourced from settlement on March 31, 2008 of a forward purchase contract entered into on March 19, 2007, by which AXA Financial took delivery of 167,500 shares for payment of approximately $7 million.

     For 2010, 2009 and 2008, the Company recognized compensation costs of $16 million, $5 million and $6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2010 and 2009 was $38 million and $18 million, respectively. Approximately 2,209,314 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing the grant of March 19, 2010 for which cumulative average 2010-2011 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2009.

     Option Plans. On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the

     AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2010, the expense associated with the March 19, 2010 grant of options was approximately $3 million.

     On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan") was established, under which various types of Holding unit-based awards may be granted to its employees and independent directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30 million. The 2010 Plan also permits AllianceBernstein to award an additional 30 million Holding units if they acquire the Holding units on the open market or through private purchases. During 2010, AllianceBernstein granted 25,910 options to buy Holding units and 12 million restricted Holding units, net of forfeitures, under the 2010 Plan. As a result, Holding unit-based awards (including options) in respect of 48 million Holding units are available for grant as of December 31, 2010.

     On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $23 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding units generally vest ratably over a five year period.

     The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

     A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2010 follows:

                                                                  Options Outstanding
                          -----------------------------------------------------------------------------------------------------
                                AXA Ordinary Shares                  AXA ADRs (3)             AllianceBernstein Holding Units
                          --------------------------------- -------------------------------- ----------------------------------
                                              Weighted                          Weighted                          Weighted
                              Number          Average           Number          Average          Number           Average
                           Outstanding        Exercise        Outstanding       Exercise      Outstanding         Exercise
                          (In Millions)        Price         (In Millions)       Price       (In Millions)         Price
                          --------------- ----------------- ---------------- --------------- ---------------  -----------------
Options outstanding at
   January 1, 2010.......          15.0    (Euro)     23.75            10.9   $       19.95          12.1      $       41.79
Options granted..........           2.3    (Euro)     14.98             -     $        -               .4      $       27.52
Options exercised........           -      (Euro)         -             (.6)  $       16.69           (.5)     $       17.05
Options forfeited, net...          (1.0)   (Euro)     26.80             (.3)  $       27.10          (1.0)     $       46.68
Options expired..........           -                                   -                             (.8)     $       51.39
                          ---------------                   ----------------                 ---------------
Options Outstanding at
   December 31, 2010.....          16.3    (Euro)     22.34            10.0   $       19.96          10.2      $       41.24
                          =============== ================= ================ =============== ===============  =================
Aggregate Intrinsic
   Value(1)..............                  (Euro)      - (2)                  $       10.5                     $      - (2)
                                          =================                  ===============                  =================
Weighted Average
   Remaining
   Contractual Term
   (in years)............          6.47                                2.39                           6.9
                          ===============                   ================                 ===============
Options Exercisable at
   December 31, 2010.....           8.7    (Euro)     25.36            10.0   $       19.97           2.7      $       44.94
                          =============== ================= ================ =============== ===============  =================
Aggregate Intrinsic
   Value(1)..............                  (Euro)      - (2)                  $       10.4                     $      - (2)
                                          =================                  ===============                  =================
Weighted Average
   Remaining
   Contractual Term
   (in years)............           5.17                                2.36                          4.7
                          ===============                   ================                 ===============

   (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2010 of the respective underlying shares over the strike prices of the option awards.
   (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
   (3) AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

     Cash proceeds received from employee and financial professional exercises of stock options in 2010 was $10 million. The intrinsic value related to employee and financial professional exercises of stock options during 2010, 2009 and 2008 were $3 million, $8 million and $44 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $3 million and $15 million, respectively, for the periods then ended. In 2010, 2009 and 2008, windfall tax benefits of approximately $1 million, $2 million and $10 million, respectively, resulted from employee and financial professional exercises of stock option awards.

     At December 31, 2010, AXA Financial held 883,832 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $26.86 per share, of which approximately 645,414 were designated to fund future exercises of outstanding stock options and approximately 238,418 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. During 2010, AXA Financial utilized approximately 496,907 AXA ADRs and AXA Ordinary Shares from treasury to fund exercises of employee stock options. Outstanding options to purchase AXA Ordinary Shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

     For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2010, 2009 and 2008, respectively.

                                               AXA Ordinary Shares             AllianceBernstein Holding Units
                                          -------------------------------  ----------------------------------------
                                            2010      2009       2008          2010         2009          2008
                                          ------- ------------ ----------  ------------ ------------ --------------
       Dividend yield...................   6.98%     10.69%      7.12%       7.2-8.2%    5.2 - 6.1%       5.4%

       Expected volatility..............   36.5%     57.5%       34.7%      46.2-46.6%  40.0 - 44.6%     29.3%

       Risk-free interest rates.........   2.66%     2.74%       4.19%       2.2-2.3%     1.6-2.1%        3.2%

       Expected life in years...........    6.4       5.5         6.0          6.0         6.0-6.5        6.0

       Weighted average fair value per
         option at grant date...........   $3.54     $2.57       $5.70        $6.18         $3.52        $10.85

     For 2010, 2009 and 2008, AXA Financial Group recognized compensation costs for employee and financial professional stock options of $16 million, $20 million, and $27 million, respectively. As of December 31, 2010, approximately $4 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

     Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

     In 2010, AllianceBernstein granted 13.1 million restricted Holding unit awards to employees. To fund these awards, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust. There were approximately 30,000 unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2010.

     In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted Holding units with a grant date fair value of $19.20 per Holding unit. These Holding units vest ratably over a 5-year period and are subject to accelerated vesting.

     For 2010, 2009 and 2008, respectively, the Company recognized compensation costs of $149 million, $45 million and $6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2010, approximately 22 million restricted shares and Holding units remain unvested. At December 31, 2010, approximately $419 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.5 years.


     The following table summarizes unvested restricted stock activity for 2010.

                                                                                                   WEIGHTED
                                                                                SHARES OF           AVERAGE
                                                                               RESTRICTED         GRANT DATE
                                                                                  STOCK           FAIR VALUE
                                                                             ----------------   ----------------
       Unvested as of January 1, 2010........................................     404,485        $      31.74
       Granted...............................................................      87,055        $      19.76
       Vested................................................................     (99,779)       $      28.24
       Forfeited.............................................................           -
                                                                             ----------------
       Unvested as of December 31, 2010......................................     391,761        $      29.97
                                                                             ================

     Restricted stock vested in 2010, 2009 and 2008 had aggregate vesting date fair values of approximately $2 million, $2 million and $3 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $6 million.

     Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In third quarter 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010, 2009 and 2008, respectively, approximately 103,569, 11,368 and 652,919 of these awards were exercised at an aggregate cash-settlement value of $357,961, $77,723 and $9 million. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559), $(474,610) and $(6) million for 2010, 2009 and 2008, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

     SARs. On March 19, 2010 and March 20, 2009, respectively, 24,101 and 129,722 Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 15.43 Euros and 10.00 Euros, respectively as of the date of exercise. At December 31, 2010, 384,330 SARs were outstanding, having weighted average remaining contractual term of 6.5 years. The accrued value of SARs at December 31, 2010 and 2009 was $236,114 and $1 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2010, 2009 and 2008, the Company recorded compensation expense for SARs of $(865,661), $731,835 and $(2) million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

     AXA Shareplan. In 2010, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2010. Similar to the AXA Shareplan programs previously offered in 2001 through 2009, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2010 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $14.60 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 16.71% formula discounted price of $15.20 per share on a leveraged basis with a guaranteed return of initial investment plus 70% of any appreciation in the undiscounted value of the total shares purchased. The Company recognized compensation expense of $17 million in 2010, $7 million in 2009 and $1 million in 2008 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2010, 2009 and 2008 primarily invested under

     Investment Option B for the purchase of approximately 8 million, 6 million and 7 million AXA ordinary shares, respectively.

     AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2010, 2009 and 2008, respectively, the Company recognized compensation expense of approximately $2 million, $2 million and $2 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee and eligible financial professional will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

     Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000.

14)  NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET


     The following table breaks out Net investment income (loss) by asset category:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Fixed maturities..................................  $   1,616          $   1,582         $    1,669
       Mortgage loans on real estate.....................        231                231                252
       Equity real estate................................         20                  6                 12
       Other equity investments..........................        111                (68)              (111)
       Policy loans......................................        234                238                251
       Short-term investments............................         11                 21                 31
       Derivative investments............................       (284)            (3,079)             7,302
       Broker-dealer related receivables.................         12                 15                 65
       Trading securities................................         49                137               (344)
       Other investment income...........................         36                 14                 28
                                                          ----------------   ----------------  -----------------

         Gross investment income (loss)..................      2,036               (903)             9,155

       Investment expenses...............................        (56)               (73)               (65)
       Interest expense..................................         (4)                (4)               (36)
                                                          ----------------   ----------------  -----------------

       Net Investment Income (Loss)......................  $   1,976          $    (980)        $    9,054
                                                          ================   ================  =================

     For 2010, 2009 and 2008, respectively, Net investment income (loss) from derivatives included $(968) million, $(1,769) million and $6,623 million of realized gains (losses) on contracts closed during those periods and $684 million, $(1,310) million and $679 million of unrealized gains (losses) on derivative positions at each respective year end.

     Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Fixed maturities..................................  $     (200)        $       (2)       $      (367)
       Mortgage loans on real estate.....................         (18)                 -                  2
       Equity real estate................................           -                  -                 (2)
       Other equity investments..........................          34                 53                 12
       Other(1)  ........................................           -                  3                 16
                                                          ----------------   ----------------  -----------------
       Investment Gains (Losses), Net....................  $     (184)        $       54        $      (339)
                                                          ================   ================  =================

    (1) In 2008, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $10 million for 2008. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2010 and 2009, no gain or loss was recorded on these transactions.

     There were no writedowns of mortgage loans on real estate and of equity real estate in 2010, 2009 and 2008.

     For 2010, 2009 and 2008, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $840 million, $2,901 million and $324 million. Gross gains of $28 million, $320 million and $3 million and gross losses of $16 million, $128 million and $95 million were realized on these sales in 2010, 2009 and 2008, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2010, 2009 and 2008 amounted to $903 million, $2,353 million and $(2,526)
     million, respectively.

     For 2010, 2009 and 2008, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $31 million, $40 million and $48 million.

     Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

     The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Balance, attributable to AXA Equitable,
         beginning of year............................... $      (68)        $   (1,271)       $       104
       Changes in unrealized investment gains
         (losses) on investments.........................        835              2,494             (2,609)
       Impact of unrealized investment gains (losses)
         attributable to:
           Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.....................        (68)                58               (164)
           DAC...........................................       (110)              (578)               582
           Deferred income tax (expense) benefit.........       (217)              (705)               746
                                                          ----------------   ----------------  -----------------
       Total    .........................................        372                 (2)            (1,341)
       Less: Changes in unrealized investment (gains)
         losses attributable to noncontrolling interest..          7                (66)                70
                                                          ----------------   ----------------  -----------------
       Balance, Attributable to AXA Equitable,            $      379         $      (68)       $    (1,271)
         End of Year.....................................
                                                          ================   ================  =================

       Balance, end of year comprises:
         Unrealized investment gains (losses) on:
           Fixed maturities.............................. $      875         $       33        $    (2,450)
           Other equity investments......................          2                  9                 (2)
                                                          ----------------   ----------------  -----------------
             Total.......................................        877                 42             (2,452)
         Impact of unrealized investment gains (losses)
           attributable to:
           Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.....................       (139)               (71)              (129)
           DAC...........................................       (133)               (23)               555
           Deferred income tax (expense) benefit ........       (218)                (1)               704
                                                          ----------------   ----------------  -----------------
       Total.............................................        387                (53)            (1,322)
       Less: (Income) loss attributable to
         noncontrolling interest.........................         (8)               (15)                51
                                                          ----------------   ----------------  -----------------
       Balance, Attributable to AXA Equitable,            $      379         $      (68)       $    (1,271)
         End of Year.....................................
                                                          ================   ================  =================

15)  INCOME TAXES

     A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Income tax (expense) benefit:
         Current (expense) benefit.......................  $      (34)        $       81        $       320
         Deferred (expense) benefit......................        (673)             1,191             (2,011)
                                                          ----------------   ----------------  -----------------
       Total.............................................  $     (707)        $    1,272        $    (1,691)
                                                          ================   ================  =================

     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Expected income tax (expense) benefit ............  $   (1,055)        $    1,078        $    (1,885)
       Noncontrolling interest...........................          66                105                132
       Separate Accounts investment activity.............          53                 72                 67
       Non-taxable investment income (loss) .............          15                 27                (26)
       Adjustment of tax audit reserves..................         (13)                 7                (10)
       State income taxes................................          (5)               (12)               (21)
       AllianceBernstein Federal and foreign taxes.......          (3)                (6)                53
       Tax settlement....................................          99                  -                  -
       ACMC conversion...................................         135                  -                  -
       Other     ........................................           1                  1                 (1)
                                                          ----------------   ----------------  -----------------
       Income tax (expense) benefit......................  $     (707)        $    1,272        $    (1,691)
                                                          ================   ================  =================

     AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the Internal Revenue Service ("IRS") of issues for the 1997-2003 tax years.

     Due to the conversion of ACMC, Inc. from a corporation to a limited liability company in 2010, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

     On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. The Treasury 2010-2011 Priority Guidance Plan includes an item for guidance with respect to the calculation of the Separate Account dividend received deduction. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination or reduction of the Separate Account DRD tax benefit that the Company receives.

     The components of the net deferred income taxes are as follows:

                                                        DECEMBER 31, 2010                 December 31, 2009
                                                 --------------------------------  --------------------------------
                                                     ASSETS        LIABILITIES         Assets        Liabilities
                                                 ---------------  ---------------  ---------------  ---------------
                                                                           (IN MILLIONS)
       Compensation and related benefits.......   $      229       $        -       $      438       $       -
       Reserves and reinsurance................            -              977                -             879
       DAC.....................................            -            2,610                -           2,307
       Unrealized investment gains or losses...                           259               40               -
       Investments.............................            -              800                -             585
       Alternative minimum tax credits.........          241                -                -               -
       Other...................................          108                -               67               -
                                                 ---------------  ---------------  ---------------  ---------------
       Total...................................   $      578       $    4,646       $      545       $   3,771
                                                 ===============  ===============  ===============  ===============

     The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2010, $206 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $74 million would need to be provided if such earnings were remitted.

     At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature. At December 31, 2009, the total amount of unrecognized tax benefits was $658 million, of which $483 million would affect the effective rate and $175 million was temporary in nature.

     The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2010 and 2009 were $91 million and $81 million, respectively. For 2010, 2009 and 2008, respectively, there were $10 million, $4 million and $9 million in interest expense related to unrecognized tax benefits.

     A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                 2010              2009              2008
                                                            -------------     -------------     -------------
                                                                                (IN MILLIONS)
       Balance at January 1.............................    $         577     $         477     $         376
       Additions for tax positions of prior years.......              168               155                97
       Reductions for tax positions of prior years......             (266)              (50)               (5)
       Additions for tax positions of current year......                1                 1                 1
       Reductions for tax positions of current year.....                -                 -                 -
       Settlements with tax authorities.................              (46)               (6)                8
                                                            -------------     -------------     -------------
       Balance, December 31.............................    $         434     $         577     $         477
                                                            =============     =============     =============

     IRS examinations of the AXA Equitable Federal income tax returns for 2004 and 2005 are expected to be completed during 2011. It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months due to the completion of the AXA Equitable 2004 and 2005 examinations and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)  DISCONTINUED OPERATIONS

     The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2010 and 2009. The following tables reconcile the Earnings (loss) from discontinued operations, net of income taxes and Gains (losses) on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings (loss) for the years ended December 31, 2009 and 2008:

                                                                       2010          2009           2008
                                                                    ------------  ------------  -------------
                                                                                 (IN MILLIONS)
       EARNINGS (LOSS) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities...........................................  $     -       $    (9)      $   (28)
       Real estate held-for-sale...................................        -            12            23
                                                                    ------------  ------------  -------------
       Total  .....................................................  $     -       $     3       $    (5)
                                                                    ============  ============  =============

       GAINS (LOSSES) ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held-for-sale...................................  $     -       $     -       $     6
                                                                    ------------  ------------  -------------
       Total.......................................................  $     -       $     -       $     6
                                                                    ============  ============  =============

     During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $124 million. Proceeds on the sale that were received by Wind-up Annuities' were $320 million. In connection with the sale, Wind-up Annuities acquired a $150 million mortgage from the affiliate on the property sold and a $50 million interest in another equity real estate property from continuing operations.

     Disposal of Businesses
     ----------------------

     In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise Capital Management, Inc. ("Enterprise") and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $662 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. Proceeds received in 2008 on the disposition of the AXA Enterprise Funds totaled $3 million.

17)  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

     AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                              DECEMBER 31,
                                                          ------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Unrealized gains (losses) on investments.......... $      387         $        9        $    (1,322)
       Defined benefit pensions plans....................     (1,008)              (968)              (965)
       Impact of implementing new accounting guidance,
         net of taxes....................................          -                (62)                 -
                                                          ----------------   ----------------  -----------------
       Total accumulated other comprehensive
         income (loss)...................................       (621)            (1,021)            (2,287)
       Less: Accumulated other comprehensive (income) loss
         attributable to noncontrolling interest.........         (8)               (15)                51
                                                          ----------------   ----------------  -----------------
       Accumulated Other Comprehensive Income (Loss)      $     (629)        $   (1,036)       $    (2,236)
         Attributable to AXA Equitable...................
                                                          ================   ================  =================

     The components of OCI for the past three years follow:


                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Net unrealized gains (losses) on investments:
         Net unrealized gains (losses) arising during
           the year...................................... $      646         $    2,558        $    (2,972)
         (Gains) losses reclassified into net
           earnings (loss) during the year...............        189                 (2)               363
                                                          ----------------   ----------------  -----------------
       Net unrealized gains (losses) on investments......        835              2,556             (2,609)
       Adjustments for policyholders liabilities,
           DAC and deferred income taxes.................       (395)            (1,225)             1,164
                                                          ----------------   ----------------  -----------------
       Change in unrealized gains (losses), net of               440              1,331             (1,445)
           adjustments...................................
       Change in defined benefits pension plans..........        (40)                (3)              (593)
                                                          ----------------   ----------------  -----------------
       Total other comprehensive income (loss),                  400              1,328             (2,038)
         net of income taxes.............................
       Less: Other comprehensive (income) loss
         attributable to noncontrolling interest.........          7                (66)                70
                                                          ----------------   ----------------  -----------------
       Other Comprehensive Income (Loss)                  $      407         $    1,262        $    (1,968)
         Attributable to AXA Equitable...................
                                                          ================   ================  =================


18)  COMMITMENTS AND CONTINGENT LIABILITIES

     Debt Maturities
     ---------------

     At December 31, 2010, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2011, 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

     Leases
     ------

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2011 and the four successive years are $212 million, $218 million, $225 million, $219 million, $211 million and $1,827 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for

     2011 and the four successive years is $9 million, $13 million, $14 million, $14 million, $14 million and $57 million thereafter.

     Restructuring
     -------------

     As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                               DECEMBER 31,
                                                          -------------------------------------------------------
                                                                2010               2009              2008
                                                          -----------------  ----------------- ------------------
                                                                              (IN MILLIONS)
       Balance, beginning of year........................  $       20        $       60         $       31
       Additions  .......................................          90                79                 68
       Cash payments ....................................         (94)             (112)               (34)
       Other reductions..................................          (5)               (7)                (5)
                                                          -----------------  ----------------- ------------------
       Balance, End of Year .............................  $       11        $       20         $       60
                                                          =================  ================= ==================

     During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with their workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

     Guarantees and Other Commitments
     --------------------------------

     The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2010, these arrangements include commitments by the Company to provide equity financing of $497 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

     AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

     The Company had $59 million of undrawn letters of credit related to reinsurance at December 31, 2010. AXA Equitable had $178 million of commitments under existing mortgage loan agreements at December 31, 2010.

     The Insurance Group has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

     AXA Equitable, U.S. Financial Life Insurance Company ("USFL") and MLOA receive statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent AXA Bermuda holds assets in an irrevocable trust ($5,462 million) and/or letters of credit ($2,135 million). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact our liquidity.

     In addition, AXA Bermuda utilizes derivative instruments as well as repurchase agreement transactions that are collectively managed in an effort to reduce the economic impact of unfavorable changes to GMDB and GMIB reserves. The use of such instruments are accompanied by agreements which specify the circumstances under which the parties are required to pledge collateral related to the decline in the estimated fair value of specified instruments. Moreover, under the terms of a majority of the transactions, payments to counterparties related to the change in fair value of the instruments may be required. The amount of collateral pledged and the amount of payments required to be made pursuant to such transactions may increase under certain circumstances, which could adversely impact AXA Bermuda's liquidity.

     In February 2002, AllianceBernstein signed a $125 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations.

     In December 2010, AllianceBernstein executed a guarantee in connection with the $1,000 million 2010 AB Credit Facility. If SCB LLC is unable to meet its obligations, AllianceBernstein will pay the obligations when due or on demand.

     During 2010, AllianceBernstein executed three additional agreements with commercial banks, under which AllianceBernstein guaranteed $503 million of obligations in the ordinary course of business of SCBL. In the event SCBL is unable to meet its obligations, AllianceBernstein will pay the obligations when due.

     During 2010, AllianceBernstein was not required to perform under these agreements and at December 31, 2010 had no liability outstanding in connection with these agreements.

19)  LITIGATION

     INSURANCE LITIGATION

     A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In December 2010, the Court granted preliminary approval of a settlement between the parties and notices were sent to the class members.

     ALLIANCEBERNSTEIN LITIGATION

     Market Timing-Related Matters
     -----------------------------

     In October 2003, a purported class action complaint entitled Hindo, et al.
     v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against AllianceBernstein, AB Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

     Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

     On April 21, 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement was documented by a stipulation of settlement which has been approved by the court. The settlement amount ($30 million), which AllianceBernstein previously expensed and disclosed, has been disbursed. The derivative claims brought on behalf of AB Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                      ___________________________________

     Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

     In addition to the matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

20)  INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

     AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $380 million during 2011. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2010, 2009 and 2008, the Insurance Group's statutory net income (loss) totaled $(510) million, $1,783 million and $(1,075) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,232 million and $3,838 million at December 31, 2010 and 2009, respectively. In 2010, AXA Equitable paid $300 million in shareholder dividends; no dividends were paid in 2009 and 2008.

     At December 31, 2010, AXA Equitable, in accordance with various government and state regulations, had $89 million of securities on deposit with such government or state agencies.

     In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2011 will approximate $71 million.

     At December 31, 2010 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2010.

     Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP;
     (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

     The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings (loss) and equity on a U.S. GAAP basis.

                                                                              DECEMBER 31,
                                                          ------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Net change in statutory surplus and
         capital stock................................... $      685         $      (39)       $    (3,414)
       Change in AVR.....................................       (291)               289               (809)
                                                          ----------------   ----------------  -----------------
       Net change in statutory surplus, capital stock
         and AVR.........................................        394                250             (4,223)
       Adjustments:
         Future policy benefits and policyholders'
           account balances..............................        (61)            (5,995)                 3
         DAC.............................................        747                860             (2,090)
         Deferred income taxes...........................     (1,006)             1,167             (4,116)
         Valuation of investments........................        145               (659)             3,695
         Valuation of investment subsidiary..............        366               (579)             5,046
         Change in fair value of
           reinsurance contracts.........................      2,350             (2,566)             1,567
         Pension adjustment..............................         56                 17              1,390
         Premiums and benefits ceded to AXA Bermuda......     (1,099)             5,541              2,847
         Issuance of surplus notes.......................          -                  -             (1,000)
         Shareholder dividends paid......................        300                  -                  -
         Changes in non-admitted assets..................        (64)                29                137
         Other, net......................................        (55)               (33)               (13)
         U.S. GAAP adjustments for Wind-up Annuities ....          -               (195)               (17)
                                                          ----------------   ----------------  -----------------
       U.S. GAAP Net Earnings (Loss)
          Attributable to AXA Equitable.................. $    2,073         $   (2,163)       $     3,226
                                                          ================   ================  =================

                                                                               DECEMBER 31,
                                                          -------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
       Statutory surplus and capital stock............... $    3,801         $    3,116        $     3,155
       AVR...............................................        431                722                433
                                                          ----------------   ----------------  ------------------
       Statutory surplus, capital stock and AVR..........      4,232              3,838              3,588
       Adjustments:
         Future policy benefits and policyholders'
           account balances..............................     (2,015)            (1,464)            (1,487)
         DAC.............................................      8,383              7,745              7,482
         Deferred income taxes...........................     (4,775)            (3,705)            (4,585)
         Valuation of investments........................      1,658                673             (2,312)
         Valuation of investment subsidiary..............       (657)            (1,019)               588
         Fair value of reinsurance contracts.............      4,606              2,256              4,822
         Deferred cost of insurance ceded
           to AXA Bermuda................................      2,904              3,178              3,496
         Non-admitted assets.............................        761              1,036              1,144
         Issuance of surplus notes.......................     (1,525)            (1,525)            (1,525)
         Other, net......................................       (521)              (152)               140
         U.S. GAAP adjustments for Wind-up Annuities.....          -                  -                 12
                                                          ----------------   ----------------  ------------------
       U.S. GAAP Total Equity
           Attributable to AXA Equitable................. $   13,051         $   10,861        $    11,363
                                                          ================   ================  ==================

21)  BUSINESS SEGMENT INFORMATION

     The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
     (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                2010              2009               2008
                                                          -----------------  ----------------  -----------------
                                                                              (IN MILLIONS)
       SEGMENT REVENUES:
       Insurance........................................   $     8,511        $       336       $    15,075
       Investment Management (1)........................         2,959              2,942             3,543
       Consolidation/elimination........................           (29)               (36)              (76)
                                                          -----------------  ----------------  -----------------
       Total Revenues...................................   $    11,441        $     3,242       $    18,542
                                                          =================  ================  =================

         (1) Intersegment investment advisory and other fees of approximately $62 million, $56 million and $93 million for 2010, 2009 and 2008, respectively, are included in total revenues of the Investment Management segment.

                                                                2010              2009               2008
                                                          -----------------  ----------------  -----------------
                                                                              (IN MILLIONS)
       SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS, BEFORE INCOME TAXES:
       Insurance........................................   $     2,613       $    (3,666)       $     4,454
       Investment Management (2)........................           400               589                932
       Consolidation/elimination........................             2                (2)                 -
                                                          -----------------  ----------------  -----------------
       Total Earnings (Loss) from Continuing Operations,
          before Income Taxes...........................   $     3,015       $    (3,079)       $     5,386
                                                          =================  ================  =================

         (2)   Net of interest expenses incurred on securities borrowed.

                                                                                  DECEMBER 31,
                                                                  ----------------------------------------------
                                                                          2010                    2009
                                                                  ---------------------   ----------------------
                                                                                 (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance........................................           $    152,032             $    139,151
       Investment Management............................                 11,136                   10,771
       Consolidation/elimination........................                    (12)                     (18)
                                                                  ---------------------   ----------------------
       Total Assets.....................................           $    163,156             $    149,904
                                                                  =====================   ======================

     In accordance with SEC regulations, securities with a fair value of $1,085 million and $948 million have been segregated in a special reserve bank custody account at December 31, 2010 and 2009, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The quarterly results of operations for 2010 and 2009 are summarized below:

                                                                  THREE MONTHS ENDED
                                      ---------------------------------------------------------------------------
                                         MARCH 31           JUNE 30          SEPTEMBER 30         DECEMBER 31
                                      ----------------  -----------------  ------------------  ------------------
                                                                     (IN MILLIONS)
       2010
       ----
       Total Revenues...............  $     2,133       $      5,387       $     5,115         $     (1,194)
                                      ================  =================  ==================  ==================

       Earnings (Loss) from
         Continuing Operations,
         Net of Income Taxes........  $       396       $      1,591       $     1,567         $     (1,481)
                                      ================  =================  ==================  ==================

       Earnings (Loss) Net,
         Attributable
         to AXA Equitable...........  $       396       $      1,591       $     1,567         $     (1,481)
                                      ================  =================  ==================  ==================

       2009
       ----
       Total Revenues...............  $     1,320       $     (1,034)      $     1,685         $      1,271
                                      ================  =================  ==================  ==================

       Earnings (Loss) from
         Continuing Operations,
         Net of Income Taxes........  $      (316)      $     (1,347)      $      (141)        $       (362)
                                      ================  =================  ==================  ==================

       Net Earnings (Loss)
         Attributable
         to AXA Equitable...........  $      (310)      $     (1,344)      $      (145)        $       (364)
                                      ================  =================  ==================  ==================

                                     PART C

                               OTHER INFORMATION

Item 29. Financial Statements and Exhibits

         (a) Financial Statements included in Part B for both the Members Retirement Program contract and Retirement Investment Account contract, respectively:

                  The financial statements of AXA Equitable Life Insurance Company and Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 are included in each of the above contract's Statement of Additional Information, respectively.

         (b)      Exhibits.

                  The following Exhibits correspond to those required by paragraph (b) of Item 29 as to exhibits in Form N-3:

                  1.       (a)      Resolutions of the Board of Directors of
                                    The Equitable Life Assurance Society of the
                                    United States ("Equitable") authorizing the establishment of Separate Account Nos. 3, 4 and 10 and additional similar separate accounts, incorporated by reference to
                                    Registration No. 2-91983 on Form N-3 of
                                    Registrant, filed April 14, 1986.

                           (b) Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of Equitable's Separate Account Nos. 4, 30, and 191, incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-46995, filed July 22, 1992.

                           (c) Resolutions of the Board of Directors of the Equitable authorizing the establishment of Equitable's Separate Account 200, dated September 5, 1995, incorporated by reference to Exhibit 1(b) to Registration Statement No. 333-50967, filed February 5, 1999.

                           (d) Action, dated April 6, 1999 regarding the Establishment of Separate Account 206, incorporated herein by reference to Exhibit 1(c) to Registration Statement No. 333-77117 on Form N-4, filed October 25, 1999.

                  2.       Not Applicable.

                  3.       Not Applicable.

                  4.       (a)      Investment Advisory Agreement between
                                    Equitable and Equitable Investment
                                    Management Corporation dated October 31,
                                    1983, incorporated by reference to
                                    Registration No. 2-91983 on Form N-3 of
                                    Registrant filed on April 14, 1986.

                           (b) Investment Advisory and Management Agreement by and between Alliance Capital Management L.P., Alliance Corporate Finance Group Incorporated, an indirect wholly owned subsidiary of Alliance, and The Equitable Life Assurance Society of the United States, incorporated by reference to Exhibit No. 4(b) to Registration Statement No. 33-76028 filed on March 3, 1994.

                           (c) Participation Agreement among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), dated as of the 14th day of April 1997, incorporated by reference to the Registration Statement of EQ Advisors Trust (File No. 333-17217) on Form N-1A, filed August 28, 1997.

                           (d) Form of Participation Agreement among AXA Premier VIP Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc., AXA Distributors LLC, and AXA Advisors, LLC, incorporated by reference to Exhibit No. 8(b) to Registration Statement File No. 333-60730, filed on December 5, 2001.

                           (e)      Investment Management Agreement by and among
                                    (i) the Trustees of the American Dental
                                    Association Members Retirement Trust and of the American Dental Association Members Pooled Trust for Retirement Plans, (ii) the Committee of Separate Account No. 191 of The Equitable Life Assurance Society of the United States, and (iii) The Equitable Life Assurance Society of the United States in its capacity as insurer and owner of the assets of Separate Account No. 191 and as an Investment Manager of Separate Account No. 191 to the extent described therein, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                  5.       (a)      Sales Agreement, dated as of January 1,
                                    1996, by and among Equico Securities, Inc.,
                                    Equitable, and Separate Account A, Separate
                                    Account No. 301 and Separate Account No. 51, incorporated by reference to Exhibit No.
                                    4(d) to Registration Statement No. 33-76028 filed on April 29, 1996.

                           (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 3(d) to Registration Statement File No. 33-58950, filed on April 19, 2001.

                           (c) Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, incorporated by reference to Exhibit No. 3(e) to Registration File No. 33-58950, filed on April 19, 2001.

                           (d) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2005.

                           (e) First Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

                           (f) Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

                           (g) Third Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                           (h) Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                           (i) Fifth Amendment, dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference Exhibit 4 (p) to the Registration Statement on Form N-4 (File No. 2-30070), filed on April 24, 2007.

                           (j) Sixth Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(q), filed on April 20, 2009.

                           (k) Seventh Amendment, dated as of February 15, 2009, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

                           (l) Eighth Amendment, dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

                           (m) Form of Sales Agreement between Equitable Variable Life Insurance Company and The Equitable Life Assurance Society of the United States for itself and on behalf of its Separate Account No. 51, incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-46995 on Form N-3 of Registrant, filed March 2, 1993.

                           (n) Sales Agreement dated as of January 1, 1994 by and among Equico Securities, Inc.(now AXA Advisors, LLC), Equitable, and Separate Account A, Separate Account No. 301 and Separate Account No. 51, incorporated by reference to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed on April 26, 1995.

                           The following Exhibits relate to the Retirement Investment Account:

                  6.       (a)(1)   Group Annuity Contract AC 5000 - 83T (No.
                                    15,740) between Equitable and United States
                                    Trust Company of New York as Trustee under
                                    Retirement Investment Account Master
                                    Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of
                                    Registrant filed April 14, 1986.

                           (a)(2) Riders 1, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract AC 5000 - 83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

                           (a)(3) Form of Rider 8 to Group Annuity Contract AC 5000 - 83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                           (a)(4) Form of Rider 9 to Group Annuity Contract AC 5000 - 83T between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(a)4 to Registration Statement No. 33-76028 filed on March 3, 1994.

                           (b)(1) Group Annuity Contract AC 5000 - 83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                           (b)(2) Riders l, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract AC 5000 - 83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                           (b)(3) Form of Rider 8 to Group Annuity Contract AC 5000 - 83E (No. 15,739) between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                           (b)(4) Form of Rider 9 to Group Annuity Contract AC 5000 - 83E between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(b)4 to Registration Statement No. 33-76028 filed on March 3, 1994.

                           (c)(1) Retirement Investment Account Master Retirement Trust effective as of January 1, 1979, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                           (c)(2) Amendment to the Retirement Investment Account Master Retirement Trust effective July 1, 1984, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                           (c)(3) Revised Retirement Investment Account Master Retirement Trust effective as of March 1, 1990, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 27, 1990.

                           (c)(4) Form of Restated Retirement Investment Account Master Retirement Trust as submitted to the Internal Revenue Service, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                           The following Exhibits relate to the Members
                           Retirement Program:

                           (d) Exhibit 6(e) (Copy of Group Annuity Contract AC 6059, effective August 30, 1984, among the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                           (e) Exhibit 6(f) (Form of Rider No. 1 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                           (f) Exhibit 6(g) (Form of Rider No. 2 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                           (g) Form of Rider No. 3 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                           (h) Form of Rider No. 4 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-46995 on Form N-3 of Registrant, filed March 2, 1993.

                           (i) Form of Rider No. 5 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed April 29, 1997.

                           (j) Form of Rider No. 6 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                           (k) Form of Rider No. 7 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                           (l) Form of Rider No. 8 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                           The following Exhibits relate to the American Dental Association Program:

                           (m) Exhibit 6(a)(2) (Group Annuity Contract AC 2100, as amended and restated effective February 1, 1991 on contract Form No. APC 1,000-91, among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

                           (n) Rider No.1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                           (o) Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                           (p) Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75614 on Form N-3 of Registrant, filed April 29, 1994.

                           (q) Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75614 on Form N-3 of Registrant, filed April 29, 1994.

                           (r) Form of Rider No. 5 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No.1 to Registration Statement No. 33-75616 on Form N-4 of Registrant, filed February 27, 1995.

                           (s) Form of Rider No. 6 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed September 29, 1995.

                           (t) Form of Rider No. 7 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No.1 to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed November 21, 1995.

                           (u) Form of Rider No. 8 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No.1 to Registration Statement No. 33-91648 on Form N-3 of Registrant, filed April 30, 1996.

                           (v) Form of Rider No. 9 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Mmbers Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-91648 on Form N-3 of Registrant, filed April 24, 1997.

                           (w) Form of Rider No. 10 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                           (x) Form of Rider No. 11 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                           (y) Form of Rider No. 12 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                           (z) Form of Rider No. 13 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                           (a)(a) Form of Rider No. 14 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                           (b)(b) Form of Rider 15 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                           The following exhibits relate to the Retirement Investment Account:

                  7.       (a)      Retirement Investment Account Enrollment
                                    Forms - Including Participation and
                                    Enrollment Agreements, incorporated by
                                    reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                           (b)(1) Supplementary Agreement to Master Retirement Trust Participation Agreement, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                           (b)(2)   Supplementary Agreement B to Master
                                    Retirement Trust Participation Agreement
                                    (RIA Loans), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

                           (b)(3) Form of Supplementary Agreement A to Master Retirement Trust Participation Agreement (RIA Partial Funding), as amended, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 30, 1991.

                           (b)(4) Form of Supplementary Agreement to Master Retirement Trust Participation Agreement (The Bond Account), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                           (c) Basic Installation Information Form, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                           (d) RIA Installation Agreement, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                           The following Exhibits relate to the Members
                           Retirement Program:

                           (e)      Exhibit 7(k) (Form of Participation
                                    Agreement for the standardized
                                    profit-sharing Plan under the Association
                                    Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                           (f)      Exhibit 7(l) (Form of Participation
                                    Agreement for the non-standardized
                                    Profit-Sharing Plan under the Association
                                    Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                           (g)      Exhibit 7(m) (Form of Participation
                                    Agreement for the standardized Defined
                                    Contribution Pension Plan under the
                                    Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                           (h)      Exhibit 7(n) (Form of Participation
                                    Agreement for the non-standardized Defined
                                    Contribution Pension Plan under the
                                    Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                           (i) Exhibit 7(r) (Copy of Attachment to Profit Sharing Participation Agreement under the Association Members Retirement Plan of the Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                           (j) Exhibit 7(0)(2) (Form of Participant Enrollment Form under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 2 in Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 21, 1987.

                           (k)      Exhibit 7(t) (Form of Standardized
                                    Participation Agreement under the
                                    Association Members Defined Benefit Pension
                                    Plan), incorporated by reference to
                                    Registration No. 33-21417 on Form N-3 of
                                    Registrant, filed April 26, 1988.

                           (l)      Exhibit 7(ee) (Form of Standardized
                                    Participation Agreement for the Defined
                                    Contribution Pension Plan under the
                                    Association Members Program, as filed with the Internal Revenue Service on April 18,
                                    1989), incorporated by reference to
                                    Post-Effective Amendment No. 2 to
                                    Registration No. 33-21417 on Form N-3 of
                                    Registrant, filed April 26, 1989.

                           (m) Exhibit 7(ff) (Form of Non-Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                                    1989), incorporated by reference to
                                    Post-Effective Amendment No. 2 to
                                    Registration No. 33-21417 on Form N-3 of
                                    Registrant, filed April 26, 1989.

                           (n)      Exhibit 7(gg) (Form of Standardized
                                    Participation Agreement for the
                                    Profit-Sharing Plan under the Association
                                    Members Program, as filed with the Internal
                                    Revenue Service on April 18, 1989),
                                    incorporated by reference to Post-Effective
                                    Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                           (o) Exhibit 7(hh) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                           (p)      Exhibit 7 (ii) (Form of Simplified
                                    Participation Agreement for the Defined
                                    Contribution Pension Plan under the
                                    Association Members Program, as filed with the Internal Revenue Service on April 18,
                                    1989), incorporated by reference to
                                    Post-Effective Amendment No. 2 to
                                    Registration No. 33-21417 on Form N-3 of
                                    Registrant, filed April 26, 1989.

                           (q)      Exhibit 7(jj) (Form of Simplified
                                    Participation Agreement for the
                                    Profit-Sharing Plan under the Association
                                    Members Program, as filed with the Internal
                                    Revenue Service on April 18, 1989),
                                    incorporated by reference to Post Effective
                                    Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                           (r) Exhibit 7(kk) (Form of Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                                    1989), incorporated by reference to
                                    Post-Effective Amendment No. 2 to
                                    Registration No. 33-21417 on Form N-3 of
                                    Registrant, filed April 26, 1989.

                           (s) Exhibit 7(11) (Form of Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                                    1989), incorporated by reference to
                                    Post-Effective Amendment No. 2 to
                                    Registration No. 33-21417 on Form N-3 of
                                    Registrant, filed April 26, 1989.

                           (t) Exhibit 7 (mm) (Form of Non-Standardized (and nonintegrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to PostEffective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                           (u) Exhibit 7(nn) (Form of Non-Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                                    1989), incorporated by reference to
                                    Post-Effective Amendment No. 2 to
                                    Registration No. 33-21417 on Form N-3 of
                                    Registrant, filed April 26, 1989.

                           (v) Form of First Amendment to the Members Retirement Plan of The Equitable Life Assurance Society of the United States Participation Agreement, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                           (w) Membership Retirement Program Enrollment Form is incorporated by Reference to Exhibit 7.(w) to Post-Effective Amendment No.2 to Registration Statement No. 333-142459 on Form N-3 filed on April 24, 2008.

                  8.       (a)      Copy of the Restated Charter of The
                                    Equitable Life Assurance Society of the
                                    United States, as amended January 1, 1997, incorporated by reference to Post-Effective
                                    Amendment No. 2 to Registration Statement
                                    No. 33-91588 on Form N-3 of Registrant,
                                    filed April 29, 1997.

                           (b) Restated Charter of AXA Equitable, as amended December 6, 2004, incorporated herein by reference to Exhibit No. 3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

                           (c) By-Laws of The Equitable Life Assurance Society of the United States, as amended November 21, 1996, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed April 29, 1997.

                           (d) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

                  9.       Not Applicable.

                  10.      Not Applicable.

                  11.      (a)      Form of Participation Agreement among EQ
                                    Advisors Trust, Equitable, AXA Distributors
                                    LLC and AXA Advisors, LLC, incorporated
                                    herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to
                                    Registration Statement on Form N-1A to the
                                    Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and
                                    811-07953), filed on January 15, 2004.

                           (b) Exhibit 11(e)(2) (Form of Association Members Retirement Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                           (c) Exhibit 11(j)(2) (Form of Association Members Retirement Trust, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                           (d) Exhibit 11(k) (Copy of the Association Members Pooled Trust for Retirement Plans, as submitted to the Internal Revenue Service on March 3, 1987), incorporated by reference to Post-Effective Amendment No. 2 to Registration on Form S-1 of Registrant, filed April 21, 1987.

                           (e) Exhibit 11(o) (Form of Association Members Defined Benefit Pension Plan, as filed with the Internal Revenue Service on April 18,
                                    1989), incorporated by reference to
                                    Post-Effective Amendment No. 2 to
                                    Registration No. 3321417 on Form N-3 of
                                    Registrant, filed April 26, 1989.

                           (f) Form of First Amendment to the Pooled Trust for Association Members Retirement Plans of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                           (g) Form of First Amendment to the Association Members Retirement Plan of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                           (h) Form of First Amendment to the Association Members Retirement Trust of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                           (i) Form of Basic Plan Document (No. 1) for Volume Submitter plan as filed with the Internal Revenue Service in November 2003, incorporated by reference to Exhibit No. 7(m) to the Registration Statement on Form N-3 covering Separate Account 4, filed on April 27, 2004.

                           (j) Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

                  12.      (a)      Opinion and Consent of Melvin S. Altman,
                                    Esq., Vice President and Associate General
                                    Counsel of The Equitable Life Assurance
                                    Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                           (b) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 33-46995 on Form N-3 of Registrant, filed April 21, 1993.

                           (c) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States incorporated by reference to Registration No. 33-61978 on Form N-3 of Registrant, filed May 3, 1993.

                           (d) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-61978 on Form N-3 of Registrant, filed November 16, 1993.

                           (e) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-91588 on Form N-3 of Registrant, filed April 26, 1995.

                           (f)      Opinion and consent of Hope E.
                                    Rosenbaum-Werner, Vice President and Counsel of Equitable, incorporated by reference to Exhibit No. 12(a) to Registration Statement No. 333-23019 filed on March 7, 1997.

                           (g) Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel of The Equitable Life Assurance Society of the United States, incorporated herein by reference to Registration No. 333-51033, filed April 24, 1998.

                           (h) Opinion and Consent of Robin Wagner, Vice President and Counsel of The Equitable Life Assurance Society of the United States incorporated by reference to Exhibit No.12(g) to Registration Statement File No. 333-35594, filed on April 24, 2000.

                           (i) Opinion and Consent of Robin Wagner, Vice President and Counsel of Equitable previously filed with Registration Statement File No. 333-59406 on April 24, 2001.

                           (j) Opinion and Consent of Robin Wagner, Vice President and Counsel of the Equitable Life Assurance Society of the United States incorporated by reference to Registration Statement File No. 333-86472, filed on April 17, 2002.

                           (k) Opinion and Consent of Dodie Kent, Vice President and Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with Registration Statement, File No. 333-59406 on April 27, 2004.

                           (l) Opinion and Consent of Dodie Kent, Vice President and Counsel of AXA Equitable Life Insurance Company incorporated by reference to Registration Statement File No. 333-124410 filed on April 28, 2005.

                           (m) Opinion and Consent of Dodie Kent, Esq., Vice President and Counsel of AXA Equitable, incorporated by reference to Exhibit No. 12(d) to Registration Statement No. 333-59406 on Form N-3, filed on April 28, 2006.

                           (n) Opinion and Consent of Melvin S. Altman, Esq., Vice President and Associate General Counsel of The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                           (o) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 33-46995 on Form N-3 of Registrant, filed April 21, 1993.

                           (p) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States incorporated by reference to Registration No. 33-61978 on Form N-3 of Registrant, filed May 3, 1993.

                           (q) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-61978 on Form N-3 of Registrant, filed November 16, 1993.

                           (r) Opinion and Consent of Anthony A. Dreyspool, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-91648 on Form N-3 of Registrant, filed April 28, 1995.

                           (s) Opinion and Consent of Mary B. Breen, Vice President and Senior Counsel of The Equitable Life Assurance Society of the United States, incorporated herein by reference to Registration Statement No. 333-50949, filed April 24, 1998.

                           (t) Opinion and Consent of Mary Joan Hoene, Vice President and Counsel to The Equitable Life Assurance Society of the United States, incorporated herein by reference to Exhibit 12(g) to Registration Statement No. 333-77115 filed on April 27, 1999.

                           (u) Opinion and Consent of Robin Wagner, Vice President and Counsel to the Equitable Life Assurance Society of the United States incorporated by reference to Registration Statement File No. 333-35692 filed on April 26, 2000.

                           (v) Opinion and Consent of Robin Wagner, Vice President and Counsel to The Equitable Life Association of the United States incorporated by reference to Registration Statement File No. 333-59608 filed on April 26, 2001.

                           (w) Opinion and Consent of Robin Wagner, Vice President and Counsel to The Equitable Life Association of the United States previously filed with this Registration Statement File No. 333-86528, filed on April 17, 2002.

                           (x) Opinion and Consent of Robin Wagner, Vice President and Counsel to The Equitable Life, incorporated herein by reference to Registration Statement No. 333-104773, filed on Form N-3 on April 23, 2003.

                           (y) Opinion and Consent of Dodie Kent, Vice President and Counsel to AXA Equitable Life Insurance Company incorporated by reference to Exhibit No. 12(l) to Registration Statement No. 333-114882 on Form N-3, filed on April 27, 2004.

                           (z) Opinion and Consent of Dodie Kent, Vice President and Counsel to AXA Equitable Life Insurance Company incorporated by reference to Exhibit No. 12(l) to Registration Statement No. 333-124408 on Form N-3, filed on April 28, 2005.

                           (aa) Opinion and Consent of Dodie Kent, Esq., Vice President and Counsel of AXA Equitable, incorporated by reference to Exhibit No. 12(n) to Registration Statement No. 333-124408 on Form N-3, filed on April 28, 2006.

                           (bb) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, incorporated herein by reference to post-effective amendment no. 1 on Form N-3 (File No. 333-142461) filed on April 30, 2007.

                           (cc) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, incorporated herein by reference to post-effective amendment no. 1 on Form N-3 (File No. 333-142461) filed on April 24, 2008.

                           (dd) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, incorporated herein by reference to post-effective amendment no. 1 on Form N-3 (File No. 333-142461) filed on April 24, 2009.

                           (ee) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, incorporated herein by reference to post-effective amendment no. 3 on Form N-3 (File No. 333-142461) filed on April 23, 2010.

                           (ff) Opinion of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

                  13.      (a)      Consent of PricewaterhouseCoopers LLP,
                                    filed herewith.

                           (b)      Powers of Attorney, filed herewith.

Item 30. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

NAME AND PRINCIPAL                       POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                         AXA EQUITABLE
------------------                       --------------------------

DIRECTORS

Henri de Castries                        Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                            Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                           Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Danny L. Hale                            Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton                      Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                 Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                         Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ 07311

Peter S. Kraus                           Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                          Director
SSA & Company
315 East Hopkins Avenue
Aspen, CO 81611

Joseph H. Moglia                         Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                         Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                            Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                           Director
1 Briarwood Lane
Denville, NJ 07834

Richard C. Vaughan                       Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                            Director, Chairman of the Board and
                                         Chief Executive Officer

OTHER OFFICERS

*Andrew J. McMahon                       President

*Harvey Blitz                            Senior Vice President

*Kevin R. Byrne                          Executive Vice President, Chief
                                         Investment Officer and Treasurer

*Alvin H. Fenichel                       Senior Vice President and Chief
                                         Accounting Officer

*Salvatore Piazzolla                     Senior Executive Vice President

*Mary Fernald                            Senior Vice President and Chief
                                         Underwriting Officer

*David Kam                               Senior Vice President and Actuary

*Richard S. Dziadzio                     Senior Executive Vice President and
                                         Chief Financial Officer

*Andrew Raftis                           Senior Vice President and Auditor

*Kevin E. Murray                         Executive Vice President

*Anne M. Katcher                         Senior Vice President and Senior
                                         Actuary

*Anthony F. Recine                       Senior Vice President, Chief Compliance
                                         Officer and Deputy General Counsel

*Karen Field Hazin                       Vice President, Secretary and Associate
                                         General Counsel

*Dave S. Hattem                          Senior Vice President and General
                                         Counsel

*Richard V. Silver                       Senior Executive Vice President, Chief
                                         Administrative Officer and Chief Legal
                                         Officer

*Michel Perrin                           Senior Vice President and Actuary

*Naomi J. Weinstein                      Vice President

*Charles A. Marino                       Executive Vice President and Chief
                                         Actuary

*Nicholas B. Lane                        Senior Executive Vice President and
                                         President, Retirement Savings

*David W. O'Leary                        Executive Vice President

*Robert O. Wright, Jr.                   Executive Vice President

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Separate Account Nos. 3, 4, 10 and 66 of AXA Equitable Life Insurance Company (the "Separate Accounts") are separate accounts of AXA Equitable. AXA Equitable, a New York stock life insurance company is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

         AXA owns 100% of the Holding Company's outstanding common stock plus convertible preferred stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         (a) The AXA Group Organizational Charts January 1st 2010 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-160951) on Form N-4, filed July 26, 2010.

         (b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q1-2011 is incorporated herein by reference to Exhibit 26(b) to Registration Statement File No. 2-30070 on Form N-4 filed April 25, 2011.

Item 32. Number of Contractowners

         As of February 28, 2011 there were 498 participants of Retirement Investment Account Contracts offered by the registrant, all of which are qualified contracts. As of the same date, there were 5,002 participants in the Members Retirement Program all of which are qualified contracts.

Item 33. Indemnification

         (a)      Indemnification of Directors and Officers

                  The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

                  7.4      Indemnification of Directors, Officers and Employees.
                           (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                           (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                           (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                           (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                                    (b)      To the extent permitted by the law
                                             of the State of New York, the
                                             Company may provide for further
                                             indemnification or advancement of
                                             expenses by resolution of
                                             shareholders of the Company or the
                                             Board of Directors, by amendment of
                                             these By-Laws, or by agreement.
                                             (Business Corporation Law ss.
                                             721-726; Insurance Law ss. 1216)

The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $150 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)      Indemnification of Principal Underwriter

                  For the Retirement Investment Account:

                           To the extent permitted by law of the State of New
York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

                  For the Members Retirement Program:

                           Not applicable. Presently, there is no Principal
Underwriter of the contracts. AXA Equitable provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan distributions and number of plans sold.

         (c)      Undertaking

                           Insofar as indemnification for liability arising
under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

         AXA Equitable Life Insurance Company ("AXA Equitable") acts as the investment manager for Separate Account Nos. 3, 4 and 10. With respect to Alliance Capital Management L.P. ("Alliance"), a publicly-traded limited partnership, is indirectly majority-owned by AXA Equitable and provides personnel and facilities for portfolio selection and transaction services. Alliance recommends the securities investments to be purchased and sold for Separate Account Nos. 3, 4 and 10, and arranges for the execution of portfolio transactions. Alliance coordinates related accounting and bookkeeping functions with AXA Equitable. Both AXA Equitable and Alliance are registered investment advisers under the Investment Advisers Act of 1940.

         Information regarding the directors and principal officers of AXA Equitable is provided in Item 30 of this Part C and is incorporated herein by reference.

         Set forth below is certain information regarding the directors and principal officers of AllianceBernstein Corporation ("AllianceBernstein"). The business address of the AllianceBernstein persons whose names are preceded by an asterisk is 1345 Avenue of the Americas, New York, New York 10105.

                  (1)                                       (2)                                        (3)
                                         POSITIONS AND                               PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                       OFFICES WITH                                (AND OTHER POSITIONS)
BUSINESS ADDRESS                         ALLIANCEBERNSTEIN                           WITHIN PAST 2 YEARS
---------------------------------------  ------------------------------------------  ---------------------------------------

DIRECTORS
* Peter S. Kraus                         Chairman of the Board of Directors and      Chairman of the Board of the General
                                         Chief Executive Officer                     Partner, Chief Executive
                                                                                     Officer, AllianceBernstein,
                                                                                     and Holding (December 2008 to present)
                                                                                     and member of the Management Board
                                                                                     of AXA (February 2009) and Executive
                                                                                     V.P. of Merrill Lynch & Co. Inc.
                                                                                     (September 2008 to December 2008),
                                                                                     and co-head of the Investment
                                                                                     Management Division and Member of the
                                                                                     Management Committee of Goldman Sachs
                                                                                     Group (1986-2008)

Dominique Carrel-Billiard                Director                                    Chief Executive Officer of AXA
AXA Investment Managers                                                              Investment Managers
Coeur Defense Tour
B La Defense 4
100 Esplande du General de Gaulle
92932 Paris La Defense
Cedex, France

Christopher M. Condron                   Director                                    Formerly Director, President and Chief
AXA Financial, Inc.                                                                  Executive Officer (May 2001
1290 Avenue of the Americas                                                          to December 31, 2010) - AXA Financial,
New York, NY 10104                                                                   Inc.; Director, Chairman of the
                                                                                     Board, President (May 2002 to December
                                                                                     31, 2010), and Chief Executive
                                                                                     Officer (May 2001 to December 31,
                                                                                     2010) - AXA Equitable; Member of the
                                                                                     Management Board of AXA

Henri de Castries                        Director                                    Chairman of Management Board (2001 to
AXA                                                                                  present) - AXA; Director (May 1994
25, Avenue Matignon                                                                  to present) and Chairman of the Board
75008, Paris, France                                                                 (April 1998 to present) - AXA Financial,
                                                                                     Inc.; Director (September 1993 to present)
                                                                                     - AXA Equitable

Denis Duverne                            Director                                    Member of the AXA Management Board
AXA                                                                                  (since February 2003) and overseer of
25, Avenue Matignon                                                                  AXA Group strategy, finance and
75008, Paris, France                                                                 operations (January 2010-present);
                                                                                     Chief Financial Officer (2003-January
                                                                                     2010) AXA;  Director (February 1998 to
                                                                                     present) - AXA Equitable

Richard S. Dziadzio                      Director                                    Chief Financial Officer - AXA
AXA Financial, Inc.                                                                  Financial and Senior Executive Vice
1290 Avenue of the Americas                                                          President - AXA Equitable (since Jan.
New York, NY 10104                                                                   2010)

* Steven G. Elliott                      Director                                    Senior Vice Chairman of The Bank of
                                                                                     New York Mellon (1998-December 2010);
                                                                                     member of the boards of directors of
                                                                                     Huntington Bancshares Inc. and PPL
                                                                                     Corporation (since January 2011)

*Deborah S. Hechinger                    Director                                    Independent Consultant on Non-profit
                                                                                     Governance

*Weston M. Hicks                         Director                                    President and Chief Executive Officer
                                                                                     -Alleghany Corporation

Kevin Molloy                             Director                                    Business Support and Development
AXA Financial, Inc.                                                                  representative for AXA Equitable, AXA
1290 Avenue of the Americas                                                          IM and AllianceBernstein (January
New York, NY 10104                                                                   2011). Chief Financial Officer of AXA
                                                                                     Global Life (April 2010 to December
                                                                                     2010)

                                      C-13

                  (1)                                       (2)                                        (3)
                                         POSITIONS AND                               PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                       OFFICES WITH                                (AND OTHER POSITIONS)
BUSINESS ADDRESS                         ALLIANCEBERNSTEIN                           WITHIN PAST 2 YEARS
---------------------------------------  ------------------------------------------  ---------------------------------------
Mark Pearson                             Director                                    On February 22, 2011, he succeeded Mr.
AXA Financial, Inc.                                                                  Christopher Condron as Director,
1290 Avenue of the Americas                                                          President and Chief Executive Officer
New York, NY 10104                                                                   of AXA Financial, and as Chairman and
                                                                                     Chief Executive Officer of AXA
                                                                                     Equitable; member of the Executive
                                                                                     Committee and the Management Committee
                                                                                     of AXA; appointed Regional Chief
                                                                                     Executive of AXA Asia Life (since
                                                                                     2001); President and Chief Executive
                                                                                     Officer of AXA Japan Holding Co., Ltd.
                                                                                     and AXA Life Insurance Co., Ltd.
                                                                                     (since 2008)

Lorie A. Slutsky                         Director                                    President and Chief Executive Officer,
The New York Community Trust                                                         The New York Community Trust (since
2 Park Avenue                                                                        January 1990)
24th Floor
New York, NY 10016

*A.W. (Pete) Smith, Jr.                  Director                                    President of Smith Consulting

*Peter J. Tobin                          Director                                    Former Special Assistant to
                                                                                     the President and Dean - Peter
                                                                                     J. Tobin College of Business (August
                                                                                     1998 to present); Director, AXA
                                                                                     Financial, Inc. and AXA Equitable
                                                                                     (since March 1999).

                                      C-14

                  (1)                                       (2)                                        (3)
                                         POSITIONS AND                               PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                       OFFICES WITH                                (AND OTHER POSITIONS)
BUSINESS ADDRESS                         ALLIANCEBERNSTEIN                           WITHIN PAST 2 YEARS
---------------------------------------  ------------------------------------------  ---------------------------------------
OFFICERS
* Peter S. Kraus                         Chairman and Chief Executive Officer        See Column 2; also, Chairman of the
                                                                                     Board of the General Partner,
                                                                                     and Chief Executive
                                                                                     Officer, AllianceBernstein,
                                                                                     and Holding (December 2008 to present)
                                                                                     and member of the Management Board
                                                                                     of AXA (February 2009) and E xecutive
                                                                                     V.P. of Merrill Lynch & Co.
                                                                                     Inc. (September 2008 to December
                                                                                     2008), and co-head of the Investment
                                                                                     Management Division and Member of the
                                                                                     Management Committee of Goldman Sachs
                                                                                     Group (1986-2008)

* Laurence E. Cranch                     General Counsel                             See Column 2.

* Edward J. Farrell                      Interim Chief Financial Officer             See Column 2; also Chief Financial
                                                                                     Officer of Sanford C. Bernstein &
                                                                                     Co.,  LLC.

* James A. Gingrich                      Chairman and CEO of Sanford C.              See Column 2.
                                         Bernstein & Co., LLC

* Lori A. Massad                         Chief Talent Officer-Talent Development     See Column 2.
                                         and Human Capital

* David A. Steyn                         Chief Operating Officer                     Global Head of Distribution Services

Item 35. Principal Underwriters

                  For Retirement Investment Account:

         (a) AXA Advisors, LLC, an affiliate of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, is the principal underwriter for AXA Equitable's Separate Account A, Separate Account No. 301, Separate Account No. 45, Separate Account 49, Separate Account I, Separate Account FP and AXA Premier VIP Trust and EQ Advisors Trust; and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A, MONY America Variable Account L, MONY Variable Account S and Keynote Series Account. AXA Advisors, LLC's principal business address is 1290 Avenue of the Americas, New York, NY 10104.

                  For Members Retirement Program:

                  Not applicable. Presently, there is no Principal Underwriter of the contracts, see Item 33(b) of this Part C which is incorporated by reference.

         (b) See Item 30 of this Part C, which is incorporated herein by reference.

         (c)      Not applicable.

Item 36. Location of Accounts and Records

         AXA Equitable Life Insurance Company

         135 West 50th Street
         New York, New York 10020

         1290 Avenue of the Americas
         New York, New York 10104

         500 Plaza Drive
         Secaucus, New Jersey 07094

Item 37. Management Services

         Not applicable.

Item 38. Undertakings

         The Registrant hereby undertakes the following:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include (1) as part of its applications to purchase any contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                  (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request; and

         (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

                                   SIGNATURES

         As required by the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 29th day of April, 2011.

                            AXA EQUITABLE LIFE INSURANCE COMPANY
                                          (Registrant)

                            By: AXA Equitable Life Insurance Company

                            By: /s/ Dodie Kent
                                ------------------------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel

                                   SIGNATURES

         As required by the Securities Act of 1933, the Depositor has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 29th day of April, 2011.

                            AXA EQUITABLE LIFE INSURANCE COMPANY
                                          (Depositor)

                            By: /s/ Dodie Kent
                                -----------------------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel

        As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                       Chairman of the Board, Chief Executive
                                    Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                   Senior Executive Vice President and Chief
                                    Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                  Senior Vice President and Chief Accounting
                                    Officer

DIRECTORS:

Mark Pearson              Anthony Hamilton                  Joseph H. Moglia
Henri de Castries         Mary R. (Nina) Henderson          Lorie A. Slutsky
Denis Duverne             James F. Higgins                  Ezra Suleiman
Charlynn Goins            Peter S. Kraus                    Peter J. Tobin
Danny L. Hale             Scott D. Miller                   Richard C. Vaughan

*By: /s/ Dodie Kent
     ----------------------------
         Dodie Kent
         Attorney-in-Fact

April 29, 2011

                                 EXHIBIT INDEX

EXHIBIT NO.                                               TAG VALUE
-----------                                               ----------
12(ff)        Opinion and Consent of Counsel.             EX-99.12ff

13(a)         Consent of PricewaterhouseCoopers LLP.      EX-99.13a

13(b)         Powers of Attorney.                         EX-99.13b